As filed with the Securities and Exchange Commission on April 28, 2020

1933 Act Registration No. 333-70754

1940 Act Registration No. 811-10509

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 66	☒
and REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 65	☒

(Check appropriate box or boxes)

AXA PREMIER VIP TRUST

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 554-1234

WILLIAM T. MACGREGOR, ESQ.

Executive Vice President, General Counsel and Secretary

AXA Equitable Funds Management Group, LLC

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

MARK C. AMOROSI, ESQ.

K&L Gates LLP

1601 K Street N.W.

Washington, D.C. 20006

Telephone: (202) 778-9000

Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment

Title of Securities Being Registered: Class A, Class B and Class K Shares of Beneficial Interest

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2020 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on (date) pursuant to paragraph (a) of Rule 485
☐	75 days after filing pursuant to paragraph (a)

if appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

AXA Premier VIP Trust

Contents of Registration Statement

This Registration Statement is comprised of the following:

Cover Sheet

Contents of Registration Statement

Part A – Prospectus for EQ/Core Plus Bond Portfolio and Prospectus for allocation Portfolios of the Trust

Part B – Statement of Additional Information for EQ/Core Plus Bond Portfolio and Statement of Additional Information for allocation Portfolios of the Trust

Part C – Other Information

Signature Page

Exhibits

PROSPECTUS MAY 1, 2020

EQ PREMIER VIP TRUST*

Class A, Class B and Class K Shares

EQ Allocation Portfolios**
EQ/Conservative Allocation Portfolio
EQ/Conservative-Plus Allocation Portfolio
EQ/Moderate Allocation Portfolio
EQ/Moderate-Plus Allocation Portfolio
EQ/Aggressive Allocation Portfolio

CharterSM Allocation Portfolios**,***
CharterSM Aggressive Growth Portfolio†
CharterSM Conservative Portfolio†
CharterSM Growth Portfolio†
CharterSM Moderate Growth Portfolio†
CharterSM Moderate Portfolio†
CharterSM Small Cap Growth Portfolio
CharterSM Small Cap Value Portfolio

Target Allocation Portfolios**
Target 2015 Allocation Portfolio
Target 2025 Allocation Portfolio
Target 2035 Allocation Portfolio††
Target 2045 Allocation Portfolio††
Target 2055 Allocation Portfolio††

*	Effective May 1, 2020, the designation “EQ” replaced the former designation “AXA” in the Trust’s name.
**	Not all of these Portfolios may be available as an investment in your various life or annuity products or under your retirement plan. Please consult your product prospectus or retirement plan documents to see which Portfolios are available under your contract or plan.
***

Shareholders of the CharterSM Allocation Portfolios have been asked to approve Agreements and Plans of Reorganization and Termination, whereby, effective early to mid-June 2020, the CharterSM Aggressive Growth Portfolio, CharterSM Growth Portfolio, CharterSM Moderate Growth Portfolio, and CharterSM Moderate Portfolio would be merged into the EQ/All Asset Growth Allocation Portfolio (formerly known as the All Asset Growth-Alt 20 Portfolio), a series of EQ Advisors Trust, also managed by AXA Equitable Funds Management Group, LLC (“FMG LLC”); the CharterSM Conservative Portfolio would be merged into the EQ/Conservative Allocation Portfolio, a series of EQ Premier VIP Trust; the CharterSM Small Cap Growth Portfolio would be merged into the EQ/Morgan Stanley Small Cap Growth Portfolio, a series of EQ Advisors Trust, also managed by FMG LLC; and the CharterSM Small Cap Value Portfolio would be merged into the 1290 VT Small Cap Value Portfolio, a series of EQ Advisors Trust, also managed by FMG LLC.

†	The Trust offers only Class B shares of this Portfolio.
††	The Trust offers only Class B and Class K shares of this Portfolio.

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolios’ annual and semi-annual shareholder reports unless you specifically request paper copies from the insurance company that offers your variable life insurance contract and/or variable annuity certificate or contract (“contract”), from your financial intermediary, or from the Portfolios. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a contractholder, you may elect to receive the Portfolios’ shareholder reports and other communications electronically from the insurance company by following the instructions provided by the insurance company. For other shareholders, you may elect to receive the Portfolios’ shareholder reports and other communications electronically by calling 1-877-222-2144 or by sending an e-mail request to service@equitable.com.

You may elect to receive all future shareholder reports in paper free of charge. If you are a contractholder, you can inform the insurance company that you wish to continue receiving paper copies of shareholder reports by following the instructions provided by the insurance company. For other shareholders, you can inform the Portfolios that you wish to continue receiving paper copies of shareholder reports by calling 1-877-522-5035 or by sending an e-mail request to EquitableFunds@dfinsolutions.com. Your election to receive shareholder reports in paper will apply to all portfolio companies available under your contract (if you are a contractholder) or all Portfolios held with the fund complex (for other shareholders).

(583023)

PORTFOLIO GOALS, STRATEGIES & RISKS

EQ/Conservative Allocation Portfolio – Class A, B and K Shares

Investment Objective: Seeks to achieve a high level of current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Conservative Allocation Portfolio	Class A Shares	Class B Shares	Class K Shares
Management fee	0.10%	0.10%	0.10%
Distribution and/or service (12b-1) fees	0.25%	0.25%	0.00%
Other expenses	0.17%	0.17%	0.17%
Acquired fund fees and expenses (underlying portfolios)*	0.55%	0.55%	0.55%
Total annual portfolio operating expenses	1.07%	1.07%	0.82%
Fee waiver/expense reimbursement†	-0.04%	-0.04%	-0.04%
Total annual portfolio operating expenses after fee waiver/expense reimbursement	1.03%	1.03%	0.78%
*	Includes interest and tax expenses of 0.03% incurred indirectly from acquired funds.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.00% for Class A shares and Class B shares and 0.75% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses (and expenses of the Underlying Portfolios) remain the same, and that the Expense Limitation Arrangement is not renewed. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$105	$336	$586	$1,302
Class B Shares	$105	$336	$586	$1,302
Class K Shares	$80	$258	$451	$1,010

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual fund operating expenses or in the example, and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 12% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Portfolio

The Portfolio pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”) and sub-advised by one or more investment sub-advisers (“Sub-Adviser”). This Portfolio invests approximately 80% of its assets in the fixed income asset class and approximately 20% of its assets in the equity asset class through investments in Underlying Portfolios. Subject to this asset allocation target the Portfolio generally invests its assets in a combination of Underlying Portfolios that would result in the Portfolio being invested in the following asset categories in the approximate target investment percentages shown in the chart below.

Foreign Equity Securities	5%
Large Cap Equity Securities	10%
Small/Mid Cap Equity Securities	5%
Investment Grade Bonds	75%
High Yield (“Junk”) Bonds	5%

The target allocation to investment grade and high yield bond asset catagories may include securities of both U.S. and foreign issuers. Actual allocations among asset classes and among asset categories can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. This Portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios in which the Portfolio may invest have been selected to represent a reasonable spectrum of investment options for the Portfolio.

In addition, the Portfolio may invest in Underlying Portfolios that tactically manage equity exposure. When market volatility is increasing above specific thresholds, such Underlying Portfolios may reduce their equity exposure. During such times, the Portfolio’s exposure to equity securities may be significantly less than if it invested in a traditional equity portfolio and the Portfolio may deviate significantly from its asset allocation targets. Although the Portfolio’s investment in Underlying Portfolios that tactically manage equity exposure is intended to reduce the Portfolio’s overall risk, it may result in periods of underperformance, even during periods when the market is rising. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products. The Portfolio may invest in Underlying Portfolios that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.

The Adviser has based the asset allocation target and target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, are appropriate for the Portfolio’s investment objective. The Adviser may change the asset allocation targets, target investment percentages and the particular Underlying Portfolios in which the Portfolio invests without notice or shareholder approval. The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The Portfolio is also subject to the risks associated with the Underlying Portfolios’ investments; please see the “Information Regarding the Underlying Portfolios” section of the Portfolio’s Prospectus and the Prospectuses and Statements of Additional Information for the Underlying Portfolios for additional information about these risks.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are presented first, followed by additional principal risks in alphabetical order. In this section, the term “Portfolio” may include the Portfolio, an Underlying Portfolio, or both.

•

Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions and other factors.

•

Interest Rate Risk — Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

•

Credit Risk — The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

•

Volatility Management Risk — The Portfolio may invest from time to time in Underlying Portfolios managed by the Adviser that may employ various volatility management techniques or make short-term adjustments to their asset mix (such as by using futures and options to manage equity exposure). Although these actions are intended to reduce the overall risk of investing in an Underlying Portfolio, they may not work as intended and may result in losses by an Underlying Portfolio, and in turn, the Portfolio, or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when an Underlying Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. The result of any volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of any volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser to the Underlying Portfolios uses proprietary modeling tools to implement the volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose an Underlying Portfolio, and in turn, the Portfolio, to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool.

The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose an Underlying Portfolio, and in turn, the Portfolio, to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by an Underlying Portfolio to hedge the value of the Underlying Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Underlying Portfolio’s other investments. Any one or more of these factors may prevent an Underlying Portfolio from achieving the intended volatility management or could cause an Underlying Portfolio, and in turn, the Portfolio, to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit an Underlying Portfolio’s, and thus the Portfolio’s, participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in an Underlying Portfolio, may result in underperformance by an Underlying Portfolio. For example, if an Underlying Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Underlying Portfolio may forgo some of the returns that can be associated with periods of rising equity values. An Underlying Portfolio’s performance, and therefore the Portfolio’s performance, may be lower than similar funds where volatility management techniques are not used.

•

Risks Related to Investments in Underlying Portfolios — The Portfolio’s shareholders will indirectly bear fees and expenses paid by the Underlying Portfolios in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying Portfolios, as well as the ability of the Underlying Portfolios to generate favorable performance. The Underlying Portfolios’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance. The Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying Portfolios invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent the Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Portfolio will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio, which will vary.

•

Affiliated Portfolio Risk — The Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the revenue it receives from some of the Underlying Portfolios is higher than the revenue it receives from other Underlying Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. The Portfolio invests in affiliated Underlying Portfolios; unaffiliated Underlying Portfolios generally are not considered for investment.

•

Asset Allocation Risk — The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

•

Derivatives Risk — The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Adviser, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

•	Foreign Securities Risk — Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

•

Futures Contract Risk — The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

•

Investment Grade Securities Risk — Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

•

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Leveraging Risk — When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

•

Market Risk — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

•

Mid-Cap and Small-Cap Company Risk — Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

•

Non-Investment Grade Securities Risk — Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

•

Portfolio Management Risk — The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

•

Redemption Risk — The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The additional broad-based securities market index and the hypothetical composite index show how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)

4.46% (2010 3rd Quarter)	–2.40% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/Conservative Allocation Portfolio — Class A Shares	9.26%	3.00%	3.61%
EQ/Conservative Allocation Portfolio — Class B Shares	9.25%	2.98%	3.55%
EQ/Conservative Allocation Portfolio — Class K Shares (Inception Date: August 29, 2012)	9.54%	3.24%	3.38%
EQ/Conservative Allocation Index (reflects no deduction for fees, expenses, or taxes)	9.14%	3.47%	4.02%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.56%
Bloomberg Barclays U.S. Intermediate Government Bond Index (reflects no deduction for fees, expenses, or taxes)	5.20%	1.99%	2.38%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	July 2003
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2011
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2011

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”), or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (normally any day on which the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ/Conservative-Plus Allocation Portfolio – Class A, B and K Shares

Investment Objective: Seeks to achieve current income and growth of capital, with a greater emphasis on current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Conservative-Plus Allocation Portfolio	Class A Shares	Class B Shares	Class K Shares
Management fee	0.10%	0.10%	0.10%
Distribution and/or service (12b-1) fees	0.25%	0.25%	0.00%
Other expenses	0.17%	0.17%	0.17%
Acquired fund fees and expenses (underlying portfolios)*	0.58%	0.58%	0.58%
Total annual portfolio operating expenses	1.10%	1.10%	0.85%
*	Includes interest and tax expenses of 0.02% incurred indirectly from acquired funds.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses (and expenses of the Underlying Portfolios) remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$112	$350	$606	$1,340
Class B Shares	$112	$350	$606	$1,340
Class K Shares	$87	$271	$471	$1,049

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual fund operating expenses or in the example, and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 13% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Portfolio

The Portfolio pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”) and sub-advised by one or more investment sub-advisers (“Sub-Adviser”). This Portfolio invests approximately 60% of its assets in the fixed income asset class and approximately 40% of its assets in the equity asset class through investments in Underlying Portfolios. Subject to this asset allocation target, the Portfolio generally invests its assets in a combination of Underlying Portfolios that would result in the Portfolio being invested in the following asset categories in the approximate target investment percentages shown in the chart below.

Foreign Equity Securities	10%
Large Cap Equity Securities	20%
Small/Mid Cap Equity Securities	10%
Investment Grade Bonds	55%
High Yield (“Junk”) Bonds	5%

The target allocation to investment grade and high yield bond asset categories may include securities of both U.S. and foreign issuers. Actual allocations among asset classes and among asset categories can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. This Portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios in which the Portfolio may invest have been selected to represent a reasonable spectrum of investment options for the Portfolio.

In addition, the Portfolio may invest in Underlying Portfolios that tactically manage equity exposure. When market volatility is increasing above specific thresholds, such Underlying Portfolios may reduce their equity exposure. During such times, the Portfolio’s exposure to equity securities may be significantly less than if it invested in a traditional equity portfolio and the Portfolio may deviate significantly from its asset allocation targets. Although the Portfolio’s investment in Underlying Portfolios that tactically manage equity exposure is intended to reduce the Portfolio’s overall risk, it may result in periods of underperformance, even during periods when the market is rising. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products. The Portfolio may invest in Underlying Portfolios that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.

The Adviser has based the asset allocation target and target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, are appropriate for the Portfolio’s investment objective. The Adviser may change the asset allocation targets, target investment percentages and the particular Underlying Portfolios in which the Portfolio invests without notice or shareholder approval. The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The Portfolio is also subject to the risks associated with the Underlying Portfolios’ investments; please see the “Information Regarding the Underlying Portfolios” section of the Portfolio’s Prospectus and the Prospectuses and Statements of Additional Information for the Underlying Portfolios for additional information about these risks.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are presented first, followed by additional principal risks in alphabetical order. In this section, the term “Portfolio” may include the Portfolio, an Underlying Portfolio, or both.

•

Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

•

Interest Rate Risk — Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

•

Credit Risk — The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

•

Volatility Management Risk — The Portfolio may invest from time to time in Underlying Portfolios managed by the Adviser that may employ various volatility management techniques or make short-term adjustments to their asset mix (such as by using futures and options to manage equity exposure). Although these actions are intended to reduce the overall risk of investing in an Underlying Portfolio, they may not work as intended and may result in losses by an Underlying Portfolio, and in turn, the Portfolio, or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when an Underlying Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. The result of any volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of any volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser to the Underlying Portfolios uses proprietary modeling tools to implement the volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose an Underlying Portfolio, and in turn, the Portfolio, to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose an Underlying Portfolio, and in turn, the Portfolio, to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by an Underlying Portfolio to hedge the value of the Underlying Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Underlying Portfolio’s other investments. Any one or more of these factors may prevent an Underlying Portfolio from achieving the intended volatility management or could cause an Underlying Portfolio, and in turn, the Portfolio, to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit an Underlying Portfolio’s, and thus the Portfolio’s, participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in an Underlying Portfolio, may result in underperformance by an Underlying Portfolio. For example, if an Underlying Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Underlying Portfolio may forgo some of the returns that can be associated with periods of rising equity values. An Underlying Portfolio’s performance, and therefore the Portfolio’s performance, may be lower than similar funds where volatility management techniques are not used.

•

Risks Related to Investments in Underlying Portfolios — The Portfolio’s shareholders will indirectly bear fees and expenses paid by the Underlying Portfolios in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying Portfolios, as well as the ability of the Underlying Portfolios to generate favorable performance. The Underlying Portfolios’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance. The Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying Portfolios invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent the Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Portfolio will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio, which will vary.

•

Affiliated Portfolio Risk — The Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the revenue it receives from some of the Underlying Portfolios is higher than the revenue it receives from other Underlying Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. The Portfolio invests in affiliated Underlying Portfolios; unaffiliated Underlying Portfolios generally are not considered for investment.

•

Asset Allocation Risk — The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

•

Derivatives Risk — The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Adviser, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

•

Foreign Securities Risk — Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

•

Futures Contract Risk — The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

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Investment Grade Securities Risk — Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

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Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Leveraging Risk — When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

•

Market Risk — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

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Mid-Cap and Small-Cap Company Risk — Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

•

Non-Investment Grade Securities Risk — Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

•

Portfolio Management Risk — The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

•

Redemption Risk — The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Risk/Return Bar Chart And Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The additional broad-based securities market index and the hypothetical composite index show how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)

6.53% (2010 3rd Quarter)	–6.74% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/Conservative-Plus Allocation Portfolio — Class A Shares	13.45%	4.35%	5.10%
EQ/Conservative-Plus Allocation Portfolio — Class B Shares	13.43%	4.37%	5.05%
EQ/Conservative-Plus Allocation Portfolio — Class K Shares (Inception Date: December 1, 2011)	13.83%	4.63%	5.56%
EQ/Conservative-Plus Allocation Index (reflects no deduction for fees, expenses, or taxes)	13.60%	5.01%	5.92%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.56%
Bloomberg Barclays U.S. Intermediate Government Bond Index (reflects no deduction for fees, expenses, or taxes)	5.20%	1.99%	2.38%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	July 2003
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2011
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2011

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”), or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (normally any day on which the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ/Moderate Allocation Portfolio – Class A, B and K Shares

Investment Objective: Seeks to achieve long-term capital appreciation and current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Moderate Allocation Portfolio	Class A Shares	Class B Shares	Class K Shares
Management fee	0.09%	0.09%	0.09%
Distribution and/or service (12b-1) fees	0.25%	0.25%	0.00%
Other expenses	0.15%	0.15%	0.15%
Acquired fund fees and expenses (underlying portfolios)	0.60%	0.60%	0.60%
Total annual operating expenses	1.09%	1.09%	0.84%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses (and expenses of the Underlying Portfolios) remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$111	$347	$601	$1,329
Class B Shares	$111	$347	$601	$1,329
Class K Shares	$86	$268	$466	$1,037

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual fund operating expenses or in the example, and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 13% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Portfolio

The Portfolio pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”) and sub-advised by one or more investment sub-advisers (“Sub-Adviser”). This Portfolio invests approximately 50% of its assets in the equity asset class and approximately 50% of its assets in the fixed income asset class through investments in Underlying Portfolios. Subject to this asset allocation target, the Portfolio generally invests its assets in a combination of Underlying Portfolios that would result in the Portfolio being invested in the following asset categories in the approximate target investment percentages shown in the chart below.

Foreign Equity Securities	15%
Large Cap Equity Securities	20%
Small/Mid Cap Equity Securities	15%
Investment Grade Bonds	45%
High Yield (“Junk”) Bonds	5%

The target allocation to investment grade and high yield bond asset categories may include securities of both U.S. and foreign issuers. Actual allocations among asset classes and among asset categories can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. This Portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios in which the Portfolio may invest have been selected to represent a reasonable spectrum of investment options for the Portfolio.

In addition, the Portfolio may invest in Underlying Portfolios that tactically manage equity exposure. When market volatility is increasing above specific thresholds, such Underlying Portfolios may reduce their equity exposure. During such times, the Portfolio’s exposure to equity securities may be significantly less than if it invested in a traditional equity portfolio and the Portfolio may deviate significantly from its asset allocation targets. Although the Portfolio’s investment in Underlying Portfolios that tactically manage equity exposure is intended to reduce the Portfolio’s overall risk, it may result in periods of underperformance, even during periods when the market is rising. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products. The Portfolio may invest in Underlying Portfolios that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.

The Adviser has based the asset allocation target and target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, are appropriate for the Portfolio’s investment objective. The Adviser may change the asset allocation targets, target investment percentages and the particular Underlying Portfolios in which the Portfolio invests without notice or shareholder approval. The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The Portfolio is also subject to the risks associated with the Underlying Portfolios’ investments; please see the “Information Regarding the Underlying Portfolios” section of the Portfolio’s Prospectus and the Prospectuses and Statements of Additional Information for the Underlying Portfolios for additional information about these risks.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are presented first, followed by additional principal risks in alphabetical order. In this section, the term “Portfolio” may include the Portfolio, an Underlying Portfolio, or both.

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Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

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Interest Rate Risk — Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

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Credit Risk — The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

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Volatility Management Risk — The Portfolio may invest from time to time in Underlying Portfolios managed by the Adviser that may employ various volatility management techniques or make short-term adjustments to their asset mix (such as by using futures and options to manage equity exposure). Although these actions are intended to reduce the overall risk of investing in an Underlying Portfolio, they may not work as intended and may result in losses by an Underlying Portfolio, and in turn, the Portfolio, or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when an Underlying Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. The result of any volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of any volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser to the Underlying Portfolios uses proprietary modeling tools to implement the volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose an Underlying Portfolio, and in turn, the Portfolio, to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose an Underlying Portfolio, and in turn, the Portfolio, to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by an Underlying Portfolio to hedge the value of the Underlying Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Underlying Portfolio’s other investments. Any one or more of these factors may prevent an Underlying Portfolio from achieving the intended volatility management or could cause an Underlying Portfolio, and in turn, the Portfolio, to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit an Underlying Portfolio’s, and thus the Portfolio’s, participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in an Underlying Portfolio, may result in underperformance by an Underlying Portfolio. For example, if an Underlying Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Underlying Portfolio may forgo some of the returns that can be associated with periods of rising equity values. An Underlying Portfolio’s performance, and therefore the Portfolio’s performance, may be lower than similar funds where volatility management techniques are not used.

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Risks Related to Investments in Underlying Portfolios — The Portfolio’s shareholders will indirectly bear fees and expenses paid by the Underlying Portfolios in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying Portfolios, as well as the ability of the Underlying Portfolios to generate favorable performance. The Underlying Portfolios’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance. The Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying Portfolios invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent the Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Portfolio will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio, which will vary.

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Affiliated Portfolio Risk — The Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the revenue it receives from some of the Underlying Portfolios is higher than the revenue it receives from other Underlying Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. The Portfolio invests in affiliated Underlying Portfolios; unaffiliated Underlying Portfolios generally are not considered for investment.

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Asset Allocation Risk — The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

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Derivatives Risk — The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Adviser, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

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Foreign Securities Risk — Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

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Futures Contract Risk — The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

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Investment Grade Securities Risk — Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

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Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Leveraging Risk — When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

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Market Risk — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

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Mid-Cap and Small-Cap Company Risk — Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

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Non-Investment Grade Securities Risk — Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

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Portfolio Management Risk — The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

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Redemption Risk — The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The additional broad-based securities market index and the hypothetical composite index show how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)

7.67% (2010 3rd Quarter)	–9.03% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/Moderate Allocation Portfolio — Class A Shares	15.49%	4.99%	5.72%
EQ/Moderate Allocation Portfolio — Class B Shares	15.55%	4.98%	5.67%
EQ/Moderate Allocation Portfolio — Class K Shares (Inception Date: December 1, 2011)	15.85%	5.27%	6.43%
EQ/Moderate Allocation Index (reflects no deduction for fees, expenses, or taxes)	15.66%	5.63%	6.66%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.56%
Bloomberg Barclays U.S. Intermediate Government Bond Index (reflects no deduction for fees, expenses, or taxes)	5.20%	1.99%	2.38%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	July 2003
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2011
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2011

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”), or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (normally any day on which the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ/Moderate-Plus Allocation Portfolio – Class A, B and K Shares

Investment Objective: Seeks to achieve long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Moderate-Plus Allocation Portfolio	Class A Shares	Class B Shares	Class K Shares
Management fee	0.09%	0.09%	0.09%
Distribution and/or service (12b-1) fees	0.25%	0.25%	0.00%
Other expenses	0.15%	0.15%	0.15%
Acquired fund fees and expenses (underlying portfolios)	0.63%	0.63%	0.63%
Total annual portfolio operating expenses	1.12%	1.12%	0.87%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses (and expenses of the Underlying Portfolios) remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$114	$356	$617	$1,363
Class B Shares	$114	$356	$617	$1,363
Class K Shares	$89	$278	$482	$1,073

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual fund operating expenses or in the example, and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 12% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Portfolio

The Portfolio pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”) and sub-advised by one or more investment sub-advisers (“Sub-Adviser”). This Portfolio invests approximately 70% of its assets in the equity asset class and approximately 30% of its assets in the fixed income asset class through investments in Underlying Portfolios. Subject to this asset allocation target, the Portfolio generally invests its assets in a combination of Underlying Portfolios that would result in the Portfolio being invested in the following asset categories in the approximate target investment percentages shown in the chart below.

Foreign Equity Securities	20%
Large Cap Equity Securities	30%
Small/Mid Cap Equity Securities	20%
Investment Grade Bonds	28%
High Yield (“Junk”) Bonds	2%

The target allocation to investment grade and high yield bond asset categories may include securities of both U.S. and foreign issuers. Actual allocations among asset classes and among asset categories can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. This Portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios in which the Portfolio may invest have been selected to represent a reasonable spectrum of investment options for the Portfolio.

In addition, the Portfolio may invest in Underlying Portfolios that tactically manage equity exposure. When market volatility is increasing above specific thresholds, such Underlying Portfolios may reduce their equity exposure. During such times, the Portfolio’s exposure to equity securities may be significantly less than if it invested in a traditional equity portfolio and the Portfolio may deviate significantly from its asset allocation targets. Although the Portfolio’s investment in Underlying Portfolios that tactically manage equity exposure is intended to reduce the Portfolio’s overall risk, it may result in periods of underperformance, even during periods when the market is rising. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products. The Portfolio may invest in Underlying Portfolios that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.

The Adviser has based the asset allocation target and target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, are appropriate for the Portfolio’s investment objective. The Adviser may change the asset allocation targets, target investment percentages and the particular Underlying Portfolios in which the Portfolio invests without notice or shareholder approval. The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The Portfolio is also subject to the risks associated with the Underlying Portfolios’ investments; please see the “Information Regarding the Underlying Portfolios” section of the Portfolio’s Prospectus and the Prospectuses and Statements of Additional Information for the Underlying Portfolios for additional information about these risks.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are presented first, followed by additional principal risks in alphabetical order. In this section, the term “Portfolio” may include the Portfolio, an Underlying Portfolio, or both.

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Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

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Interest Rate Risk — Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

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Credit Risk — The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

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Volatility Management Risk — The Portfolio may invest from time to time in Underlying Portfolios managed by the Adviser that may employ various volatility management techniques or make short-term adjustments to their asset mix (such as by using futures and options to manage equity exposure). Although these actions are intended to reduce the overall risk of investing in an Underlying Portfolio, they may not work as intended and may result in losses by an Underlying Portfolio, and in turn, the Portfolio, or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when an Underlying Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. The result of any volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of any volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser to the Underlying Portfolios uses proprietary modeling tools to implement the volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose an Underlying Portfolio, and in turn, the Portfolio, to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose an Underlying Portfolio, and in turn, the Portfolio, to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by an Underlying Portfolio to hedge the value of the Underlying Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Underlying Portfolio’s other investments. Any one or more of these factors may prevent an Underlying Portfolio from achieving the intended volatility management or could cause an Underlying Portfolio, and in turn, the Portfolio, to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit an Underlying Portfolio’s, and thus the Portfolio’s, participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in an Underlying Portfolio, may result in underperformance by an Underlying Portfolio. For example, if an Underlying Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Underlying Portfolio may forgo some of the returns that can be associated with periods of rising equity values. An Underlying Portfolio’s performance, and therefore the Portfolio’s performance, may be lower than similar funds where volatility management techniques are not used.

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Risks Related to Investments in Underlying Portfolios — The Portfolio’s shareholders will indirectly bear fees and expenses paid by the Underlying Portfolios in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying Portfolios, as well as the ability of the Underlying Portfolios to generate favorable performance. The Underlying Portfolios’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance. The Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying Portfolios invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent the Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Portfolio will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio, which will vary.

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Affiliated Portfolio Risk — The Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the revenue it receives from some of the Underlying Portfolios is higher than the revenue it receives from other Underlying Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. The Portfolio invests in affiliated Underlying Portfolios; unaffiliated Underlying Portfolios generally are not considered for investment.

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Asset Allocation Risk — The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

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Derivatives Risk — The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Adviser, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

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Foreign Securities Risk — Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

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Futures Contract Risk — The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

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Investment Grade Securities Risk — Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

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Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Leveraging Risk — When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

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Market Risk — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

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Mid-Cap and Small-Cap Company Risk — Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

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Non-Investment Grade Securities Risk — Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

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Portfolio Management Risk — The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

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Redemption Risk — The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The additional broad-based securities market index and the hypothetical composite index show how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)

9.71% (2019 1st Quarter)	–13.08% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/Moderate-Plus Allocation Portfolio — Class A Shares	20.01%	6.35%	7.22%
EQ/Moderate-Plus Allocation Portfolio — Class B Shares	20.01%	6.35%	7.17%
EQ/Moderate-Plus Allocation Portfolio — Class K Shares (Inception Date: December 1, 2011)	20.29%	6.61%	8.45%
EQ/Moderate-Plus Allocation Index (reflects no deduction for fees, expenses, or taxes)	20.17%	7.07%	8.44%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.56%
Bloomberg Barclays U.S. Intermediate Government Bond Index (reflects no deduction for fees, expenses, or taxes)	5.20%	1.99%	2.38%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	July 2003
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2011
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2011

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”), or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (normally any day on which the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ/Aggressive Allocation Portfolio – Class A, B and K Shares

Investment Objective: Seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Aggressive Allocation Portfolio	Class A Shares	Class B Shares	Class K Shares
Management fee	0.10%	0.10%	0.10%
Distribution and/or service (12b-1) fees	0.25%	0.25%	0.00%
Other expenses	0.15%	0.15%	0.15%
Acquired fund fees and expenses (underlying portfolios)	0.66%	0.66%	0.66%
Total annual portfolio operating expenses	1.16%	1.16%	0.91%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses (and expenses of the Underlying Portfolios) remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$118	$368	$638	$1,409
Class B Shares	$118	$368	$638	$1,409
Class K Shares	$93	$290	$504	$1,120

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual fund operating expenses or in the example, and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 11% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Portfolio

The Portfolio pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”) and sub-advised by one or more investment sub-advisers (“Sub-Adviser”). This Portfolio invests approximately 90% of its assets in the equity asset class and approximately 10% of its assets in the fixed income asset class through investments in Underlying Portfolios. Subject to this asset allocation target, the Portfolio generally invests its assets in a combination of Underlying Portfolios that would result in the Portfolio being invested in the following asset categories in the approximate target investment percentages shown in the chart below.

Foreign Equity Securities	25%
Large Cap Equity Securities	40%
Small/Mid Cap Equity Securities	25%
Investment Grade Bonds	9%
High Yield (“Junk”) Bonds	1%

The target allocation to investment grade and high yield bond asset categories may include securities of both U.S. and foreign issuers. Actual allocations between asset classes and among asset categories can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. This Portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios in which the Portfolio may invest have been selected to represent a reasonable spectrum of investment options for the Portfolio.

In addition, the Portfolio may invest in Underlying Portfolios that tactically manage equity exposure. When market volatility is increasing above specific thresholds, such Underlying Portfolios may reduce their equity exposure. During such times, the Portfolio’s exposure to equity securities may be significantly less than if it invested in a traditional equity portfolio and the Portfolio may deviate significantly from its asset allocation targets. Although the Portfolio’s investment in Underlying Portfolios that tactically manage equity exposure is intended to reduce the Portfolio’s overall risk, it may result in periods of underperformance, even during periods when the market is rising. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products. The Portfolio may invest in Underlying Portfolios that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.

The Adviser has based the asset allocation target and target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, are appropriate for the Portfolio’s investment objective. The Adviser may change the asset allocation targets, target investment percentages and the particular Underlying Portfolios in which the Portfolio invests without notice or shareholder approval. The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The Portfolio is also subject to the risks associated with the Underlying Portfolios’ investments; please see the “Information Regarding the Underlying Portfolios” section of the Portfolio’s Prospectus and the Prospectuses and Statements of Additional Information for the Underlying Portfolios for additional information about these risks.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are presented first, followed by additional principal risks in alphabetical order. In this section, the term “Portfolio” may include the Portfolio, an Underlying Portfolio, or both.

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Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

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Interest Rate Risk — Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

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Credit Risk — The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

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Volatility Management Risk — The Portfolio may invest from time to time in Underlying Portfolios managed by the Adviser that may employ various volatility management techniques or make short-term adjustments to their asset mix (such as by using futures and options to manage equity exposure). Although these actions are intended to reduce the overall risk of investing in an Underlying Portfolio, they may not work as intended and may result in losses by an Underlying Portfolio, and in turn, the Portfolio, or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when an Underlying Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. The result of any volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of any volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser to the Underlying Portfolios uses proprietary modeling tools to implement the volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose an Underlying Portfolio, and in turn, the Portfolio, to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose an Underlying Portfolio, and in turn, the Portfolio, to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by an Underlying Portfolio to hedge the value of the Underlying Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Underlying Portfolio’s other investments. Any one or more of these factors may prevent an Underlying Portfolio from achieving the intended volatility management or could cause an Underlying Portfolio, and in turn, the Portfolio, to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit an Underlying Portfolio’s, and thus the Portfolio’s, participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in an Underlying Portfolio, may result in underperformance by an Underlying Portfolio. For example, if an Underlying Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Underlying Portfolio may forgo some of the returns that can be associated with periods of rising equity values. An Underlying Portfolio’s performance, and therefore the Portfolio’s performance, may be lower than similar funds where volatility management techniques are not used.

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Risks Related to Investments in Underlying Portfolios — The Portfolio’s shareholders will indirectly bear fees and expenses paid by the Underlying Portfolios in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying Portfolios, as well as the ability of the Underlying Portfolios to generate favorable performance. The Underlying Portfolios’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance. The Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying Portfolios invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent the Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Portfolio will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio, which will vary.

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Affiliated Portfolio Risk — The Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the revenue it receives from some of the Underlying Portfolios is higher than the revenue it receives from other Underlying Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. The Portfolio invests in affiliated Underlying Portfolios; unaffiliated Underlying Portfolios generally are not considered for investment.

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Asset Allocation Risk — The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

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Derivatives Risk — The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Adviser, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

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Foreign Securities Risk — Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

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Futures Contract Risk — The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

•

Investment Grade Securities Risk — Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

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Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Leveraging Risk — When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

•

Market Risk — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

•

Mid-Cap and Small-Cap Company Risk — Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

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Non-Investment Grade Securities Risk — Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

•

Portfolio Management Risk — The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The additional broad-based securities market index and the hypothetical composite index show how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)

11.83% (2019 1st Quarter)	–17.07% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/Aggressive Allocation Portfolio — Class A Shares	24.46%	7.67%	8.68%
EQ/Aggressive Allocation Portfolio — Class B Shares	24.46%	7.65%	8.62%
EQ/Aggressive Allocation Portfolio — Class K Shares (Inception Date: December 1, 2011)	24.74%	7.93%	10.45%
EQ/Aggressive Allocation Index (reflects no deduction for fees, expenses, or taxes)	24.91%	8.55%	10.20%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.56%
Bloomberg Barclays U.S. Intermediate Government Bond Index (reflects no deduction for fees, expenses, or taxes)	5.20%	1.99%	2.38%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	July 2003
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2011
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2011

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”), or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (normally any day on which the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

CharterSM Aggressive Growth Portfolio1 – Class B Shares

Investment Objective: Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
CharterSM Aggressive Growth Portfolio	Class B Shares
Management fee	0.15%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	2.72%
Acquired fund fees and expenses (underlying portfolios)	0.77%
Total annual portfolio operating expenses	3.89%
Fee waiver and/or expense reimbursement†	-2.44%
Total annual portfolio operating expenses after fee waiver and/or expense reimbursement	1.45%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.45% for Class B shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class B Shares	$148	$962	$1,795	$3,959

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios, but it will incur transaction costs when it buys and sells other types of securities (including exchange traded securities of Underlying ETFs) directly (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 17% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Portfolio

The Portfolio pursues its investment objective by investing in other mutual funds managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”) and in investment companies managed by investment managers other than FMG LLC (affiliated and unaffiliated “Underlying Portfolios”) and in exchange traded securities of other investment companies or investment vehicles (“Underlying ETFs”) comprising various asset categories and strategies. The Adviser, under the oversight of the Trust’s Board of Trustees, has established an asset allocation target for the Portfolio. This target is the approximate percentage of the Portfolio’s assets that will be invested in equity investments, fixed income investments or non-traditional (alternative) investments (referred to herein as “asset classes”) as represented by the primary holdings (as described in the prospectuses) of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests. The Portfolio’s current asset allocation target is to invest approximately 65% of its assets in equity investments, 10% of its assets in fixed income investments and 25% of its assets in non-traditional (alternative) investments through investments in Underlying Portfolios and Underlying ETFs. This asset allocation target may be changed by the Adviser and the Trust’s Board of Trustees without shareholder approval. Actual allocations can deviate by up to 15% for each asset class.

As used in this Prospectus, the term “asset category” refers to specific types of securities or other instruments within each asset class. The traditional and non-traditional (alternative) asset

1

Shareholders of the Portfolio have been asked to approve an Agreement and Plan of Reorganization and Termination, whereby, effective early to mid-June 2020, the Portfolio would be merged into the EQ/All Asset Growth Allocation Portfolio, a series of EQ Advisors Trust, also managed by FMG LLC. Prior to May 1, 2020, the EQ/All Asset Growth Allocation Portfolio was named All Asset Growth-Alt 20 Portfolio.

categories and strategies of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests are as follows (asset categories and strategies that the Adviser considers to be non-traditional (alternative) are indicated with an asterisk*):

Absolute Return/Multi

Strategies*

Commodities*

Convertible Securities*

Covered Call Writing*

Currency*

Global Infrastructure*

Global Real Estate*

Listed Private Equity*

Long/Short Credit*

Managed Futures*

Merger Arbitrage*

Natural Resources*

Precious and Base Metals*

Domestic Large Cap Equity

Domestic Mid Cap Equity

Domestic Small Cap Equity

Domestic Micro Cap Equity

Emerging Markets Equity

Emerging Markets Small Cap

Frontier Markets

Global Equity

International Developed Equity

International/Global Small Cap Equity

Bank Loans

Emerging Markets Debt

Floating Rate Securities

Global Bond

High Yield Bond

Inflation Linked Securities

International Bond

Money Market

US Government Bond

US Investment Grade Bond

US Short Term Investment Grade Bond

Non-traditional (alternative) investments are alternatives to traditional equity (stocks) or fixed income (bonds and cash) investments. Non-traditional (alternative) investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Non-traditional (alternative) investments use a different approach to investing than do traditional investments. This approach may involve, for example, holding both long and short positions in securities or using derivatives or hedging strategies. Many non-traditional (alternative) investment strategies are designed to help reduce the role of overall market direction in determining return.

In addition, the Portfolio may invest in Underlying Portfolios and Underlying ETFs that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.

The Adviser selects the Underlying Portfolios and Underlying ETFs in which to invest the Portfolio’s assets. In selecting Underlying Portfolios and Underlying ETFs, the Adviser will utilize a proprietary investment process that may take into consideration a number of factors including, as appropriate and applicable, fund performance, management team, investment style, correlations, asset class exposure, industry classification, benchmark, risk adjusted return, volatility, expense ratio, asset size and portfolio turnover. For purposes of asset class and asset category target allocations, where an Underlying Portfolio or Underlying ETF could be assigned to more than one asset class (e.g., equity and alternative asset classes) or category (e.g., international bond and global bond asset categories), the Adviser may, in its discretion, assign an Underlying Portfolio or Underlying ETF to one or more asset classes or categories. The Adviser may add new Underlying Portfolios and Underlying ETFs or replace or eliminate existing Underlying Portfolios and Underlying ETFs without shareholder approval. The Underlying Portfolios and Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio.

The Adviser has based the asset allocation target percentages for the Portfolio on the degree to which it believes the Underlying Portfolios and Underlying ETFs, in combination, are appropriate for the Portfolio’s investment objective. The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio or Underlying ETF believed to offer superior investment opportunities.

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The Portfolio is also subject to the risks associated with the Underlying Portfolios’ and Underlying ETFs’ investments; please see the “Information Regarding the Underlying Portfolios and Underlying ETFs” section of the Portfolio’s Prospectus and the Prospectuses and Statements of Additional Information for the Underlying Portfolios and Underlying ETFs for additional information about these risks.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are presented first, followed by additional principal risks in alphabetical order. In this section, the term “Portfolio” may include the Portfolio, an Underlying Portfolio, an Underlying ETF, or all of the above.

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Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions and other factors.

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Alternative Investment Risk — To the extent the Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in alternative investments, it will be subject to the risks associated with such investments. Alternative investments may involve a different approach to investing than do traditional investments (such as equity or fixed income investments) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform as expected. Alternative investments may have different characteristics and risks than do traditional investments, can be highly volatile, may be less liquid, particularly in periods of stress, and may be more complex and less transparent than traditional investments. Alternative investments also may have more complicated tax considerations than traditional investments. The use of alternative investments may not achieve the desired effect and may result in losses to the Portfolio.

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Interest Rate Risk — Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

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Credit Risk — The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

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Risks Related to Investments in Underlying Portfolios and Underlying ETFs — The Portfolio’s shareholders will indirectly bear the fees and expenses paid by the Underlying Portfolios and Underlying ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying Portfolios and Underlying ETFs, as well as the ability of the Underlying Portfolios and Underlying ETFs to generate favorable performance. The Underlying Portfolios’ and Underlying ETFs’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance. The Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios and the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying Portfolios and Underlying ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios and Underlying ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Portfolio or Underlying ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio or Underlying ETF, which will vary.

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Affiliated Portfolio Risk — The Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Underlying Portfolios and Underlying ETFs because it (and in certain cases its affiliates) earn fees for managing and administering the affiliated Underlying Portfolios, but not the unaffiliated Underlying Portfolios or Underlying ETFs. In addition, the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among the various affiliated Underlying Portfolios because the revenue it receives from some of the affiliated Underlying Portfolios is higher than the revenue it receives from other affiliated Underlying Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain affiliated Underlying Portfolios, its affiliates are responsible for sub-advising, the affiliated Underlying Portfolios.

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Asset Allocation Risk — The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

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Convertible Securities Risk — A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

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Derivatives Risk — The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Adviser, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

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Foreign Securities Risk — Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk — Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk — Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

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Futures Contract Risk — The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

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Government Securities Risk — Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity.

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Inflation-Indexed Bonds Risk — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to infIation. Inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities can be unpredictable and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Portfolio may have no income at all from such investments.

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Investment Grade Securities Risk — Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

•	Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Leveraging Risk — When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

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Liquidity Risk — From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

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Loan Risk — Loan interests are subject to liquidity risk, prepayment risk, extension risk, the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force the Portfolio to liquidate other securities to meet redemptions and may present a risk that the Portfolio may incur losses in order to timely honor redemptions. There is a risk that the value of any collateral securing a loan in which the Portfolio has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Portfolio’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Loans may not be considered “securities,” and purchasers, such as the Portfolio, therefore may not have the benefit of the anti-fraud protections of the federal securities laws. To the extent that the Portfolio invests in loan participations and assignments, it is subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

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Market Risk — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

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Mid-Cap, Small-Cap and Micro-Cap Company Risk — Mid-cap, small-cap and micro-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap and micro-cap companies than for mid-cap companies.

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Money Market Risk — Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. Money market funds are subject to specific rules that affect the manner in which money market funds are structured and operated and may impact a money market fund’s expenses, operations, returns and liquidity.

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Non-Investment Grade Securities Risk — Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

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Portfolio Management Risk — The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

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Prepayment Risk and Extension Risk — Prepayment risk is the risk that the issuer of a security held by the Portfolio may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Portfolio may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

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Sector Risk — From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

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Variable and Floating Rate Securities Risk — The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by such securities do not move as expected. Conversely, variable and floating rate securities will not generally rise in value if market interest rates decline. Certain types of floating rate securities may be subject to greater liquidity risk than other debt securities.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one-year, five-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. The hypothetical composite index shows how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)

11.44% (2019 1st Quarter)	–11.78% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception
CharterSM Aggressive Growth Portfolio — Class B Shares (Inception Date: October 30, 2013)	20.71%	5.69%	5.09%
Charter Aggressive Growth Index (reflects no deduction for fees, expenses, or taxes)	18.18%	6.08%	5.65%
Dow Jones Moderately Aggressive Portfolio Index (reflects no deduction for fees, expenses, or taxes)	22.84%	7.77%	7.63%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	October 2013

Name	Title	Date Began Managing the Portfolio
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	October 2013
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	October 2013
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”), or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (normally any day on which the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

CharterSM Conservative Portfolio1 – Class B Shares

Investment Objective: Seeks a high level of current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
CharterSM Conservative Portfolio	Class B Shares
Management fee	0.15%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.76%
Acquired fund fees and expenses (underlying portfolios)*	0.68%
Total annual portfolio operating expenses	1.84%
Fee waiver and/or expense reimbursement†	-0.53%
Total annual portfolio operating expenses after fee waiver and/or expense reimbursement	1.31%
*	Includes interest and tax expenses of 0.06% incurred indirectly from acquired funds.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.25% for Class B shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class B Shares	$133	$527	$946	$2,115

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios, but it will incur transaction costs when it buys and sells other types of securities (including exchange traded securities of Underlying ETFs) directly (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 17% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Portfolio

The Portfolio pursues its investment objective by investing in other mutual funds managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”) and in investment companies managed by investment managers other than FMG LLC (affiliated and unaffiliated “Underlying Portfolios”) and in exchange traded securities of other investment companies or investment vehicles (“Underlying ETFs”) comprising various asset categories and strategies. The Adviser, under the oversight of the Trust’s Board of Trustees, has established an asset allocation target for the Portfolio. This target is the approximate percentage of the Portfolio’s assets that will be invested in equity investments, fixed income investments or non-traditional (alternative) investments (referred to herein as “asset classes”) as represented by the primary holdings (as described in the prospectuses) of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests. The Portfolio’s current asset allocation target is to invest approximately 20% of its assets in equity investments, 75% of its assets in fixed income investments and 5% of its assets in non-traditional (alternative) investments through investments in Underlying Portfolios and Underlying ETFs. This asset allocation target may be changed by the Adviser and the Trust’s Board of Trustees without shareholder approval. Actual allocations can deviate by up to 15% for each asset class.

As used in this Prospectus, the term “asset category” refers to specific types of securities or other instruments within each asset

1

Shareholders of the Portfolio have been asked to approve an Agreement and Plan of Reorganization and Termination, whereby, effective early to mid-June 2020, the Portfolio would be merged into the EQ/Conservative Allocation Portfolio, a series of the Trust, also managed by FMG LLC.

class. The traditional and non-traditional (alternative) asset categories and strategies of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests are as follows (asset categories and strategies that the Adviser considers to be non-traditional (alternative) are indicated with an asterisk*):

Absolute Return/Multi Strategies*

Commodities*

Convertible Securities*

Covered Call Writing*

Currency*

Global Infrastructure*

Global Real Estate*

Listed Private Equity*

Long/Short Credit*

Managed Futures*

Merger Arbitrage*

Natural Resources*

Precious and Base Metals*

Domestic Large Cap Equity

Domestic Mid Cap Equity

Domestic Small Cap Equity

Domestic Micro Cap Equity

Emerging Markets Equity

Emerging Markets Small Cap

Frontier Markets

Global Equity

International Developed Equity

International/Global Small Cap Equity

Bank Loans

Emerging Markets Debt

Floating Rate Securities

Global Bond

High Yield Bond

Inflation Linked Securities

International Bond

Money Market

US Government Bond

US Investment Grade Bond

US Short Term Investment Grade Bond

Non-traditional (alternative) investments are alternatives to traditional equity (stocks) or fixed income (bonds and cash) investments. Non-traditional (alternative) investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Non-traditional (alternative) investments use a different approach to investing than do traditional investments. This approach may involve, for example, holding both long and short positions in securities or using derivatives or hedging strategies. Many non-traditional (alternative) investment strategies are designed to help reduce the role of overall market direction in determining return.

In addition, the Portfolio may invest in Underlying Portfolios and Underlying ETFs that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.

The Adviser selects the Underlying Portfolios and Underlying ETFs in which to invest the Portfolio’s assets. In selecting Underlying Portfolios and Underlying ETFs, the Adviser will utilize a proprietary investment process that may take into consideration a number of factors including, as appropriate and applicable, fund performance, management team, investment style, correlations, asset class exposure, industry classification, benchmark, risk adjusted return, volatility, expense ratio, asset size and portfolio turnover. For purposes of asset class and asset category target allocations, where an Underlying Portfolio or Underlying ETF could be assigned to more than one asset class (e.g., equity and alternative asset classes) or category (e.g., international bond and global bond asset categories), the Adviser may, in its discretion, assign an Underlying Portfolio or Underlying ETF to one or more asset classes or categories. The Adviser may add new Underlying Portfolios and Underlying ETFs or replace or eliminate existing Underlying Portfolios and Underlying ETFs without shareholder approval. The Underlying Portfolios and Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio.

The Adviser has based the asset allocation target percentages for the Portfolio on the degree to which it believes the Underlying Portfolios and Underlying ETFs, in combination, are appropriate for the Portfolio’s investment objective. The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio or Underlying ETF believed to offer superior investment opportunities.

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The Portfolio is also subject to the risks associated with the Underlying Portfolios’ and Underlying ETFs’ investments; please see the “Information Regarding the Underlying Portfolios and Underlying ETFs” section of the Portfolio’s Prospectus and the Prospectuses and Statements of Additional Information for the Underlying Portfolios and Underlying ETFs for additional information about these risks.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are presented first, followed by additional principal risks in alphabetical order. In this section, the term “Portfolio” may include the Portfolio, an Underlying Portfolio, an Underlying ETF, or all of the above.

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Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions and other factors.

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Alternative Investment Risk — To the extent the Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in alternative investments, it will be subject to the risks associated with such investments. Alternative investments may involve a different approach to investing than do traditional investments (such as equity or fixed income investments) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform as expected. Alternative investments may have different characteristics and risks than do traditional investments, can be highly volatile, may be less liquid, particularly in periods of stress, and may be more complex and less transparent than traditional investments. Alternative investments also may have more complicated tax considerations than traditional investments. The use of alternative investments may not achieve the desired effect and may result in losses to the Portfolio.

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Interest Rate Risk — Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

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Credit Risk — The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

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Risks Related to Investments in Underlying Portfolios and Underlying ETFs — The Portfolio’s shareholders will indirectly bear the fees and expenses paid by the Underlying Portfolios and Underlying ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying Portfolios and Underlying ETFs, as well as the ability of the Underlying Portfolios and Underlying ETFs to generate favorable performance. The Underlying Portfolios’ and Underlying ETFs’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance. The Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios and the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying Portfolios and Underlying ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios and Underlying ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Portfolio or Underlying ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio or Underlying ETF, which will vary.

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Affiliated Portfolio Risk — The Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Underlying Portfolios and Underlying ETFs because it (and in certain cases its affiliates) earn fees for managing and administering the affiliated Underlying Portfolios, but not the unaffiliated Underlying Portfolios or Underlying ETFs. In addition, the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among the various affiliated Underlying Portfolios because the revenue it receives from some of the affiliated Underlying Portfolios is higher than the revenue it receives from other affiliated Underlying Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain affiliated Underlying Portfolios, its affiliates are responsible for sub-advising, the affiliated Underlying Portfolios.

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Asset Allocation Risk — The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

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Convertible Securities Risk — A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

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Derivatives Risk — The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Adviser, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

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Foreign Securities Risk — Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk — Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk — Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

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Futures Contract Risk — The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

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Government Securities Risk — Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity.

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Inflation-Indexed Bonds Risk — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. Inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities can be unpredictable and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Portfolio may have no income at all from such investments.

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Investment Grade Securities Risk — Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

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Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Leveraging Risk — When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

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Liquidity Risk — From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

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Loan Risk — Loan interests are subject to liquidity risk, prepayment risk, extension risk, the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force the Portfolio to liquidate other securities to meet redemptions and may present a risk that the Portfolio may incur losses in order to timely honor redemptions. There is a risk that the value of any collateral securing a loan in which the Portfolio has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Portfolio’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Loans may not be considered “securities,” and purchasers, such as the Portfolio, therefore may not have the benefit of the anti-fraud protections of the federal securities laws. To the extent that the Portfolio invests in loan participations and assignments, it is subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

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Market Risk — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

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Mid-Cap, Small-Cap and Micro-Cap Company Risk — Mid-cap, Small-cap and micro-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap and micro-cap companies than for mid-cap companies.

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Money Market Risk — Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. Money market funds are subject to specific rules that affect the manner in which money market funds are structured and operated and may impact a money market fund’s expenses, operations, returns and liquidity.

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Non-Investment Grade Securities Risk — Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

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Portfolio Management Risk — The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

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Prepayment Risk and Extension Risk — Prepayment risk is the risk that the issuer of a security held by the Portfolio may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Portfolio may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

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Redemption Risk — The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

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Sector Risk — From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

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Variable and Floating Rate Securities Risk — The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by such securities do not move as expected. Conversely, variable and floating rate securities will not generally rise in value if market interest rates decline. Certain types of floating rate securities may be subject to greater liquidity risk than other debt securities.

Risk/Return Bar Chart And Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one-year, five-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. The hypothetical composite index shows how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)

5.97% (2019 1st Quarter)	–4.30% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception
CharterSM Conservative Portfolio — Class B Shares (Inception Date: October 30, 2013)	11.96%	3.77%	3.42%
Charter Conservative Index (reflects no deduction for fees, expenses, or taxes)	9.93%	3.54%	3.06%
Dow Jones Moderately Conservative Portfolio Index (reflects no deduction for fees, expenses, or taxes)	14.14%	5.08%	4.94%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	October 2013
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	October 2013
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	October 2013
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”), or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (normally any day on which the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

CharterSM Growth Portfolio1 – Class B Shares

Investment Objective: Seeks long-term capital appreciation and current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
CharterSM Growth Portfolio	Class B Shares
Management fee	0.15%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	1.34%
Acquired fund fees and expenses (underlying portfolios)	0.76%
Total annual portfolio operating expenses	2.50%
Fee waiver and/or expense reimbursement†	-1.10%
Total annual portfolio operating expenses after fee waiver and/or expense reimbursement	1.40%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.40% for Class B shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class B Shares	$143	$674	$1,231	$2,753

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios, but it will incur transaction costs when it buys and sells other types of securities (including exchange traded securities of Underlying ETFs) directly (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 15% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Portfolio

The Portfolio pursues its investment objective by investing in other mutual funds managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”) and in investment companies managed by investment managers other than FMG LLC (affiliated and unaffiliated “Underlying Portfolios”) and in exchange traded securities of other investment companies or investment vehicles (“Underlying ETFs”) comprising various asset categories and strategies. The Adviser, under the oversight of the Trust’s Board of Trustees, has established an asset allocation target for the Portfolio. This target is the approximate percentage of the Portfolio’s assets that will be invested in equity investments, fixed income investments or non-traditional (alternative) investments (referred to herein as “asset classes”) as represented by the primary holdings (as described in the prospectuses) of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests. The Portfolio’s current asset allocation target is to invest approximately 55% of its assets in equity investments, 25% of its assets in fixed income investments and 20% of its assets in non-traditional (alternative) investments through investments in Underlying Portfolios and Underlying ETFs. This asset allocation target may be changed by the Adviser and the Trust’s Board of Trustees without shareholder approval. Actual allocations can deviate by up to 15% for each asset class.

As used in this Prospectus, the term “asset category” refers to specific types of securities or other instruments within each asset class. The traditional and non-traditional (alternative) asset categories and strategies of the Underlying Portfolios and Underlying

1

Shareholders of the Portfolio have been asked to approve an Agreement and Plan of Reorganization and Termination, whereby, effective early to mid-June 2020, the Portfolio would be merged into the EQ/All Asset Growth Allocation Portfolio, a series of EQ Advisors Trust, also managed by FMG LLC. Prior to May 1, 2020, the EQ/All Asset Growth Allocation Portfolio was named All Asset Growth-Alt 20 Portfolio.

ETFs in which the Portfolio invests are as follows (asset categories and strategies that the Adviser considers to be non-traditional (alternative) are indicated with an asterisk*):

Absolute Return/Multi Strategies*

Commodities*

Convertible Securities*

Covered Call Writing*

Currency*

Global Infrastructure*

Global Real Estate*

Listed Private Equity*

Long/Short Credit*

Managed Futures*

Merger Arbitrage*

Natural Resources*

Precious and Base Metals*

Domestic Large Cap Equity

Domestic Mid Cap Equity

Domestic Small Cap Equity

Domestic Micro Cap Equity

Emerging Markets Equity

Emerging Markets Small Cap

Frontier Markets

Global Equity

International Developed Equity

International/Global Small Cap Equity

Bank Loans

Emerging Markets Debt

Floating Rate Securities

Global Bond

High Yield Bond

Inflation Linked Securities

International Bond

Money Market

US Government Bond

US Investment Grade Bond

US Short Term Investment Grade Bond

Non-traditional (alternative) investments are alternatives to traditional equity (stocks) or fixed income (bonds and cash) investments. Non-traditional (alternative) investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Non-traditional (alternative) investments use a different approach to investing than do traditional investments. This approach may involve, for example, holding both long and short positions in securities or using derivatives or hedging strategies. Many non-traditional (alternative) investment strategies are designed to help reduce the role of overall market direction in determining return.

In addition, the Portfolio may invest in Underlying Portfolios and Underlying ETFs that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.

The Adviser selects the Underlying Portfolios and Underlying ETFs in which to invest the Portfolio’s assets. In selecting Underlying Portfolios and Underlying ETFs, the Adviser will utilize a proprietary investment process that may take into consideration a number of factors including, as appropriate and applicable, fund performance, management team, investment style, correlations, asset class exposure, industry classification, benchmark, risk adjusted return, volatility, expense ratio, asset size and portfolio turnover. For purposes of asset class and asset category target allocations, where an Underlying Portfolio or Underlying ETF could be assigned to more than one asset class (e.g., equity and alternative asset classes) or category (e.g., international bond and global bond asset categories), the Adviser may, in its discretion, assign an Underlying Portfolio or Underlying ETF to one or more asset classes or categories. The Adviser may add new Underlying Portfolios and Underlying ETFs or replace or eliminate existing Underlying Portfolios and Underlying ETFs without shareholder approval. The Underlying Portfolios and Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio.

The Adviser has based the asset allocation target percentages for the Portfolio on the degree to which it believes the Underlying Portfolios and Underlying ETFs, in combination, are appropriate for the Portfolio’s investment objective. The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio or Underlying ETF believed to offer superior investment opportunities.

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The Portfolio is also subject to the risks associated with the Underlying Portfolios’ and Underlying ETFs’ investments; please see the “Information Regarding the Underlying Portfolios and Underlying ETFs” section of the Portfolio’s Prospectus and the Prospectuses and Statements of Additional Information for the Underlying Portfolios and Underlying ETFs for additional information about these risks.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are presented first, followed by additional principal risks in alphabetical order. In this section, the term “Portfolio” may include the Portfolio, an Underlying Portfolio, an Underlying ETF, or all of the above.

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Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions and other factors.

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Alternative Investment Risk — To the extent the Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in alternative investments, it will be subject to the risks associated with such investments. Alternative investments may involve a different approach to investing than do traditional investments (such as equity or fixed income investments) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform as expected. Alternative investments may have different characteristics and risks than do traditional investments, can be highly volatile, may be less liquid, particularly in periods of stress, and may be more complex and less transparent than traditional investments. Alternative investments also may have more complicated tax considerations than traditional investments. The use of alternative investments may not achieve the desired effect and may result in losses to the Portfolio.

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Interest Rate Risk — Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

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Credit Risk — The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

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Risks Related to Investments in Underlying Portfolios and Underlying ETFs — The Portfolio’s shareholders will indirectly bear the fees and expenses paid by the Underlying Portfolios and Underlying ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying Portfolios and Underlying ETFs, as well as the ability of the Underlying Portfolios and Underlying ETFs to generate favorable performance. The Underlying Portfolios’ and Underlying ETFs’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance. The Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios and the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying Portfolios and Underlying ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios and Underlying ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Portfolio or Underlying ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio or Underlying ETF, which will vary.

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Affiliated Portfolio Risk — The Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Underlying Portfolios and Underlying ETFs because it (and in certain cases its affiliates) earn fees for managing and administering the affiliated Underlying Portfolios, but not the unaffiliated Underlying Portfolios or Underlying ETFs. In addition, the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among the various affiliated Underlying Portfolios because the revenue it receives from some of the affiliated Underlying Portfolios is higher than the revenue it receives from other affiliated Underlying Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain affiliated Underlying Portfolios, its affiliates are responsible for sub-advising, the affiliated Underlying Portfolios.

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Asset Allocation Risk — The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

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Convertible Securities Risk — A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk, and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

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Derivatives Risk — The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Adviser, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

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Foreign Securities Risk — Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk — Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk — Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

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Futures Contract Risk — The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

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Government Securities Risk — Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity.

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Inflation-Indexed Bonds Risk — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. Inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities can be unpredictable and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Portfolio may have no income at all from such investments.

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Investment Grade Securities Risk — Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

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Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Leveraging Risk — When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

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Liquidity Risk — From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

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Loan Risk — Loan interests are subject to liquidity risk, prepayment risk, extension risk, the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force the Portfolio to liquidate other securities to meet redemptions and may present a risk that the Portfolio may incur losses in order to timely honor redemptions. There is a risk that the value of any collateral securing a loan in which the Portfolio has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Portfolio’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Loans may not be considered “securities,” and purchasers, such as the Portfolio, therefore may not have the benefit of the anti-fraud protections of the federal securities laws. To the extent that the Portfolio invests in loan participations and assignments, it is subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

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Market Risk — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market-participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

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Mid-Cap, Small-Cap and Micro-Cap Company Risk — Mid-cap, small-cap and micro-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap and micro-cap companies than for mid-cap companies.

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Money Market Risk — Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. Money market funds are subject to specific rules that affect the manner in which money market funds are structured and operated and may impact a money market fund’s expenses, operations, returns and liquidity.

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Non-Investment Grade Securities Risk — Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

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Portfolio Management Risk — The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

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Prepayment Risk and Extension Risk — Prepayment risk is the risk that the issuer of a security held by the Portfolio may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Portfolio may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

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Redemption Risk — The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

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Sector Risk — From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

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Variable and Floating Rate Securities Risk — The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by such securities do not move as expected. Conversely, variable and floating rate securities will not generally rise in value if market interest rates decline. Certain types of floating rate securities may be subject to greater liquidity risk than other debt securities.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one-year, five-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. The hypothetical composite index shows how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)

10.12% (2019 1st Quarter)	–10.10% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception
CharterSM Growth Portfolio — Class B Shares (Inception Date: October 30, 2013)	18.64%	5.28%	4.78%
Charter Growth Index (reflects no deduction for fees, expenses, or taxes)	16.36%	5.55%	5.10%
Dow Jones Moderately Aggressive Portfolio Index (reflects no deduction for fees, expenses, or taxes)	22.84%	7.77%	7.63%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	October 2013
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	October 2013
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	October 2013
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”), or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (normally any day on which the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

CharterSM Moderate Growth Portfolio1 – Class B Shares

Investment Objective: Seeks long-term capital appreciation and current income, with a greater emphasis on current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
CharterSM Moderate Growth Portfolio	Class B Shares
Management fee	0.15%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.87%
Acquired fund fees and expenses (underlying portfolios)*	0.74%
Total annual portfolio operating expenses	2.01%
Fee waiver and/or expense reimbursement†	-0.64%
Total annual portfolio operating expenses after fee waiver and/or expense reimbursement	1.37%
*	Includes interest and tax expenses of 0.02% incurred indirectly from acquired funds.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.35% for Class B shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class B Shares	$139	$569	$1,024	$2,286

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios, but it will incur transaction costs when it buys and sells other types of securities (including exchange traded securities of Underlying ETFs) directly (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 13% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Portfolio

The Portfolio pursues its investment objective by investing in other mutual funds managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”) and in investment companies managed by investment managers other than FMG LLC (affiliated and unaffiliated “Underlying Portfolios”) and in exchange traded securities of other investment companies or investment vehicles (“Underlying ETFs”) comprising various asset categories and strategies. The Adviser, under the oversight of the Trust’s Board of Trustees, has established an asset allocation target for the Portfolio. This target is the approximate percentage of the Portfolio’s assets that will be invested in equity investments, fixed income investments or non-traditional (alternative) investments (referred to herein as “asset classes”) as represented by the primary holdings (as described in the prospectuses) of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests. The Portfolio’s current asset allocation target is to invest approximately 45% of its assets in equity investments, 40% of its assets in fixed income investments and 15% of its assets in non-traditional (alternative) investments through investments in Underlying Portfolios and Underlying ETFs. This asset allocation target may be changed by the Adviser and the Trust’s Board of Trustees without shareholder approval. Actual allocations can deviate by up to 15% for each asset class.

As used in this Prospectus, the term “asset category” refers to specific types of securities or other instruments within each asset

1

Shareholders of the Portfolio have been asked to approve an Agreement and Plan of Reorganization and Termination, whereby, effective early to mid-June 2020, the Portfolio would be merged into the EQ/All Asset Growth Allocation Portfolio, a series of EQ Advisors Trust, also managed by FMG LLC. Prior to May 1, 2020, the EQ/All Asset Growth Allocation Portfolio was named All Asset Growth-Alt 20 Portfolio.

class. The traditional and non-traditional (alternative) asset categories and strategies of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests are as follows (asset categories and strategies that the Adviser considers to be non-traditional (alternative) are indicated with an asterisk*):

Absolute Return/Multi Strategies*

Commodities*

Convertible Securities*

Covered Call Writing*

Currency*

Global Infrastructure*

Global Real Estate*

Listed Private Equity*

Long/Short Credit*

Managed Futures*

Merger Arbitrage*

Natural Resources*

Precious and Base Metals*

Domestic Large Cap Equity

Domestic Mid Cap Equity

Domestic Small Cap Equity

Domestic Micro Cap Equity

Emerging Markets Equity

Emerging Markets Small Cap

Frontier Markets

Global Equity

International Developed Equity

International/Global Small Cap Equity

Bank Loans

Emerging Markets Debt

Floating Rate Securities

Global Bond

High Yield Bond

Inflation Linked Securities

International Bond

Money Market

US Government Bond

US Investment Grade Bond

US Short Term Investment Grade Bond

Non-traditional (alternative) investments are alternatives to traditional equity (stocks) or fixed income (bonds and cash) investments. Non-traditional (alternative) investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Non-traditional (alternative) investments use a different approach to investing than do traditional investments. This approach may involve, for example, holding both long and short positions in securities or using derivatives or hedging strategies. Many non-traditional (alternative) investment strategies are designed to help reduce the role of overall market direction in determining return.

In addition, the Portfolio may invest in Underlying Portfolios and Underlying ETFs that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.

The Adviser selects the Underlying Portfolios and Underlying ETFs in which to invest the Portfolio’s assets. In selecting Underlying Portfolios and Underlying ETFs, the Adviser will utilize a proprietary investment process that may take into consideration a number of factors including, as appropriate and applicable, fund performance, management team, investment style, correlations, asset class exposure, industry classification, benchmark, risk adjusted return, volatility, expense ratio, asset size and portfolio turnover. For purposes of asset class and asset category target allocations, where an Underlying Portfolio or Underlying ETF could be assigned to more than one asset class (e.g., equity and alternative asset classes) or category (e.g., international bond and global bond asset categories), the Adviser may, in its discretion, assign an Underlying Portfolio or Underlying ETF to one or more asset classes or categories. The Adviser may add new Underlying Portfolios and Underlying ETFs or replace or eliminate existing Underlying Portfolios and Underlying ETFs without shareholder approval. The Underlying Portfolios and Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio.

The Adviser has based the asset allocation target percentages for the Portfolio on the degree to which it believes the Underlying Portfolios and Underlying ETFs, in combination, are appropriate for the Portfolio’s investment objective. The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio or Underlying ETF believed to offer superior investment.

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The Portfolio is also subject to the risks associated with the Underlying Portfolios’ and Underlying ETFs’ investments; please see the “Information Regarding the Underlying Portfolios and Underlying ETFs” section of the Portfolio’s Prospectus and the Prospectuses and Statements of Additional Information for the Underlying Portfolios and Underlying ETFs for additional information about these risks.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are presented first, followed by additional principal risks in alphabetical order. In this section, the term “Portfolio” may include the Portfolio, an Underlying Portfolio, an Underlying ETF, or all of the above.

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Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions and other factors.

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Alternative Investment Risk — To the extent the Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in alternative investments, it will be subject to the risks associated with such investments. Alternative investments may involve a different approach to investing than do traditional investments (such as equity or fixed income investments) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform as expected. Alternative investments may have different characteristics and risks than do traditional investments, can be highly volatile, may be less liquid, particularly in periods of stress, and may be more complex and less transparent than traditional investments. Alternative investments also may have more complicated tax considerations than traditional investments. The use of alternative investments may not achieve the desired effect and may result in losses to the Portfolio.

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Interest Rate Risk — Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

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Credit Risk — The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

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Risks Related to Investments in Underlying Portfolios and Underlying ETFs — The Portfolio’s shareholders will indirectly bear the fees and expenses paid by the Underlying Portfolios and Underlying ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying Portfolios and Underlying ETFs, as well as the ability of the Underlying Portfolios and Underlying ETFs to generate favorable performance. The Underlying Portfolios’ and Underlying ETFs’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance. The Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios and the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying Portfolios and Underlying ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios and Underlying ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Portfolio or Underlying ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio or Underlying ETF, which will vary.

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Affiliated Portfolio Risk — The Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Underlying Portfolios and Underlying ETFs because it (and in certain cases its affiliates) earn fees for managing and administering the affiliated Underlying Portfolios, but not the unaffiliated Underlying Portfolios or Underlying ETFs. In addition, the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among the various affiliated Underlying Portfolios because the revenue it receives from some of the affiliated Underlying Portfolios is higher than the revenue it receives from other affiliated Underlying Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain affiliated Underlying Portfolios, its affiliates are responsible for sub-advising, the affiliated Underlying Portfolios.

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Asset Allocation Risk — The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

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Convertible Securities Risk — A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk, and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

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Derivatives Risk — The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Adviser, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

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Foreign Securities Risk — Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk — Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk — Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

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Futures Contract Risk — The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

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Government Securities Risk — Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity.

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Inflation-Indexed Bonds Risk — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. Inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities can be unpredictable and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Portfolio may have no income at all from such investments.

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Investment Grade Securities Risk — Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

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Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Leveraging Risk — When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

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Liquidity Risk — From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

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Loan Risk — Loan interests are subject to liquidity risk, prepayment risk, extension risk, the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force the Portfolio to liquidate other securities to meet redemptions and may present a risk that the Portfolio may incur losses in order to timely honor redemptions. There is a risk that the value of any collateral securing a loan in which the Portfolio has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Portfolio’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Loans may not be considered “securities,” and purchasers, such as the Portfolio, therefore may not have the benefit of the anti-fraud protections of the federal securities laws. To the extent that the Portfolio invests in loan participations and assignments, it is subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

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Market Risk — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

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Mid-Cap, Small-Cap and Micro-Cap Company Risk — Mid-cap, small-cap and micro-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap and micro-cap companies than for mid-cap companies.

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Money Market Risk — Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. Money market funds are subject to specific rules that affect the manner in which money market funds are structured and operated and may impact a money market fund’s expenses, operations, returns and liquidity.

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Non-Investment Grade Securities Risk — Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

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Portfolio Management Risk — The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

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Prepayment Risk and Extension Risk — Prepayment risk is the risk that the issuer of a security held by the Portfolio may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Portfolio may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

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Redemption Risk — The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

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Sector Risk — From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

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Variable and Floating Rate Securities Risk — The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by such securities do not move as expected. Conversely, variable and floating rate securities will not generally rise in value if market interest rates decline. Certain types of floating rate securities may be subject to greater liquidity risk than other debt securities.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one-year, five-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. The hypothetical composite index shows how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)

8.66% (2019 1st Quarter)	–8.33% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception
CharterSM Moderate Growth Portfolio — Class B Shares (Inception Date: October 30, 2013)	16.62%	4.99%	4.55%
Charter Moderate Growth Index (reflects no deduction for fees, expenses, or taxes)	14.55%	5.00%	4.54%
Dow Jones Moderate Portfolio Index (reflects no deduction for fees, expenses, or taxes)	18.60%	6.61%	6.44%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	October 2013
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	October 2013
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	October 2013
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”), or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (normally any day on which the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

CharterSM Moderate Portfolio1 – Class B Shares

Investment Objective: Seeks long-term capital appreciation and current income, with a greater emphasis on current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
CharterSM Moderate Portfolio	Class B Shares
Management fee	0.15%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.80%
Acquired fund fees and expenses (underlying portfolios)*	0.71%
Total annual portfolio operating expenses	1.91%
Fee waiver and/or expense reimbursement†	-0.63%
Total annual portfolio operating expenses after fee waiver and/or expense reimbursement	1.28%
*	Includes interest and tax expenses of 0.03% incurred indirectly from acquired funds.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.25% for Class B shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class B Shares	$130	$539	$973	$2,182

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios, but it will incur transaction costs when it buys and sells other types of securities (including exchange traded securities of Underlying ETFs) directly (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 15% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Portfolio

The Portfolio pursues its investment objective by investing in other mutual funds managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”) and in investment companies managed by investment managers other than FMG LLC (affiliated and unaffiliated “Underlying Portfolios”) and in exchange traded securities of other investment companies or investment vehicles (“Underlying ETFs”) comprising various asset categories and strategies. The Adviser, under the oversight of the Trust’s Board of Trustees, has established an asset allocation target for the Portfolio. This target is the approximate percentage of the Portfolio’s assets that will be invested in equity investments, fixed income investments or non-traditional (alternative) investments (referred to herein as “asset classes”) as represented by the primary holdings (as described in the prospectuses) of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests. The Portfolio’s current asset allocation target is to invest approximately 35% of its assets in equity investments, 55% of its assets in fixed income investments and 10% of its assets in non-traditional (alternative) investments through investments in Underlying Portfolios and Underlying ETFs. This asset allocation target may be changed by the Adviser and the Trust’s Board of Trustees without shareholder approval. Actual allocations can deviate by up to 15% for each asset class.

As used in this Prospectus, the term “asset category” refers to specific types of securities or other instruments within each asset class. The traditional and non-traditional (alternative) asset

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Shareholders of the Portfolio have been asked to approve an Agreement and Plan of Reorganization and Termination, whereby, effective early to mid-June 2020, the Portfolio would be merged into the EQ/All Asset Growth Allocation Portfolio, a series of EQ Advisors Trust, also managed by FMG LLC. Prior to May 1, 2020, the EQ/All Asset Growth Allocation Portfolio was named All Asset Growth-Alt 20 Portfolio.

categories and strategies of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests are as follows (asset categories and strategies that the Adviser considers to be non-traditional (alternative) are indicated with an asterisk*):

Absolute Return/Multi Strategies*

Commodities*

Convertible Securities*

Covered Call Writing*

Currency*

Global Infrastructure*

Global Real Estate*

Listed Private Equity*

Long/Short Credit*

Managed Futures*

Merger Arbitrage*

Natural Resources*

Precious and Base Metals*

Domestic Large Cap Equity

Domestic Mid Cap Equity

Domestic Small Cap Equity

Domestic Micro Cap Equity

Emerging Markets Equity

Emerging Markets Small Cap

Frontier Markets

Global Equity

International Developed Equity

International/Global Small Cap Equity

Bank Loans

Emerging Markets Debt

Floating Rate Securities

Global Bond

High Yield Bond

Inflation Linked Securities

International Bond

Money Market

US Government Bond

US Investment Grade Bond

US Short Term Investment Grade Bond

Non-traditional (alternative) investments are alternatives to traditional equity (stocks) or fixed income (bonds and cash) investments. Non-traditional (alternative) investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Non-traditional (alternative) investments use a different approach to investing than do traditional investments. This approach may involve, for example, holding both long and short positions in securities or using derivatives or hedging strategies. Many non-traditional (alternative) investment strategies are designed to help reduce the role of overall market direction in determining return.

In addition, the Portfolio may invest in Underlying Portfolios and Underlying ETFs that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.

The Adviser selects the Underlying Portfolios and Underlying ETFs in which to invest the Portfolio’s assets. In selecting Underlying Portfolios and Underlying ETFs, the Adviser will utilize a proprietary investment process that may take into consideration a number of factors including, as appropriate and applicable, fund performance, management team, investment style, correlations, asset class exposure, industry classification, benchmark, risk adjusted return, volatility, expense ratio, asset size and portfolio turnover. For purposes of asset class and asset category target allocations, where an Underlying Portfolio or Underlying ETF could be assigned to more than one asset class (e.g., equity and alternative asset classes) or category (e.g., international bond and global bond asset categories), the Adviser may, in its discretion, assign an Underlying Portfolio or Underlying ETF to one or more asset classes or categories. The Adviser may add new Underlying Portfolios and Underlying ETFs or replace or eliminate existing Underlying Portfolios and Underlying ETFs without shareholder approval. The Underlying Portfolios and Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio.

The Adviser has based the asset allocation target percentages for the Portfolio on the degree to which it believes the Underlying Portfolios and Underlying ETFs, in combination, are appropriate for the Portfolio’s investment objective. The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio or Underlying ETF believed to offer superior investment opportunities.

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The Portfolio is also subject to the risks associated with the Underlying Portfolios’ and Underlying ETFs’ investments; please see the “Information Regarding the Underlying Portfolios and Underlying ETFs” section of the Portfolio’s Prospectus and the Prospectuses and Statements of Additional Information for the Underlying Portfolios and Underlying ETFs for additional information about these risks.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are presented first, followed by additional principal risks in alphabetical order. In this section, the term “Portfolio” may include the Portfolio, an Underlying Portfolio, an Underlying ETF, or all of the above.

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Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions and other factors.

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Alternative Investment Risk — To the extent the Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in alternative investments, it will be subject to the risks associated with such investments. Alternative investments may involve a different approach to investing than do traditional investments (such as equity or fixed income investments) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform as expected. Alternative investments may have different characteristics and risks than do traditional investments, can be highly volatile, may be less liquid, particularly in periods of stress, and may be more complex and less transparent than traditional investments. Alternative investments also may have more complicated tax considerations than traditional investments. The use of alternative investments may not achieve the desired effect and may result in losses to the Portfolio.

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Interest Rate Risk — Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

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Credit Risk — The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

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Risks Related to Investments in Underlying Portfolios and Underlying ETFs — The Portfolio’s shareholders will indirectly bear the fees and expenses paid by the Underlying Portfolios and Underlying ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying Portfolios and Underlying ETFs, as well as the ability of the Underlying Portfolios and Underlying ETFs to generate favorable performance. The Underlying Portfolios’ and Underlying ETFs’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance. The Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios and the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying Portfolios and Underlying ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios and Underlying ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Portfolio or Underlying ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio or Underlying ETF, which will vary.

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Affiliated Portfolio Risk — The Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Underlying Portfolios and Underlying ETFs because it (and in certain cases its affiliates) earn fees for managing and administering the affiliated Underlying Portfolios, but not the unaffiliated Underlying Portfolios or Underlying ETFs. In addition, the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among the various affiliated Underlying Portfolios because the revenue it receives from some of the affiliated Underlying Portfolios is higher than the revenue it receives from other affiliated Underlying Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain affiliated Underlying Portfolios, its affiliates are responsible for sub-advising, the affiliated Underlying Portfolios.

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Asset Allocation Risk — The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

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Convertible Securities Risk — A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk, and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

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Derivatives Risk — The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Adviser, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

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Foreign Securities Risk — Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk — Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk — Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

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Futures Contract Risk — The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

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Government Securities Risk — Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity.

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Inflation-Indexed Bonds Risk — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. Inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities can be unpredictable and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Portfolio may have no income at all from such investments.

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Investment Grade Securities Risk — Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics and may possess certain speculative characteristics.

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Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Leveraging Risk — When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

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Liquidity Risk — From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

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Loan Risk — Loan interests are subject to liquidity risk, prepayment risk, extension risk, the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force the Portfolio to liquidate other securities to meet redemptions and may present a risk that the Portfolio may incur losses in order to timely honor redemptions. There is a risk that the value of any collateral securing a loan in which the Portfolio has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Portfolio’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Loans may not be considered “securities,” and purchasers, such as the Portfolio, therefore may not have the benefit of the anti-fraud protections of the federal securities laws. To the extent that the Portfolio invests in loan participations and assignments, it is subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

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Market Risk — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

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Mid-Cap, Small-Cap and Micro-Cap Company Risk — Mid-Cap, small-cap and micro-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap and micro-cap companies than for mid-cap companies.

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Money Market Risk — Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. Money market funds are subject to specific rules that affect the manner in which money market funds are structured and operated and may impact a money market fund’s expenses, operations, returns and liquidity.

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Non-Investment Grade Securities Risk — Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

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Portfolio Management Risk — The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

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Prepayment Risk and Extension Risk — Prepayment risk is the risk that the issuer of a security held by the Portfolio may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Portfolio may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

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Redemption Risk — The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

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Sector Risk — From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

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Variable and Floating Rate Securities Risk — The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by such securities do not move as expected. Conversely, variable and floating rate securities will not generally rise in value if market interest rates decline. Certain types of floating rate securities may be subject to greater liquidity risk than other debt securities.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one-year, five-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. The hypothetical composite index shows how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)

7.56% (2019 1st Quarter)	–6.57% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception
CharterSM Moderate Portfolio — Class B Shares (Inception Date: October 30, 2013)	14.82%	4.53%	4.10%
Charter Moderate Index (reflects no deduction for fees, expenses, or taxes)	12.74%	4.44%	3.97%
Dow Jones Moderately Conservative Portfolio Index (reflects no deduction for fees, expenses, or taxes)	14.14%	5.08%	4.94%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	October 2013
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	October 2013
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	October 2013
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”), or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (normally any day on which the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

CharterSM Small Cap Growth Portfolio1 – Class A, B and K Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
CharterSM Small Cap Growth Portfolio	Class A Shares	Class B Shares	Class K Shares
Management fee	0.15%	0.15%	0.15%
Distribution and/or service (12b-1) Fees	0.25%	0.25%	0.00%
Other expenses	0.23%	0.23%	0.23%*
Acquired fund fees and expenses (underlying portfolios)	0.90%	0.90%	0.90%*
Total annual portfolio operating expenses	1.53%	1.53%	1.28%
Fee waiver and/or expense reimbursement†	-0.08%	-0.08%	-0.08%
Total annual portfolio operating expenses after fee waiver and/or expense reimbursement	1.45%	1.45%	1.20%
*	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of the arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed 1.45% for Class A and Class B shares and 1.20% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$148	$476	$827	$1,817
Class B Shares	$148	$476	$827	$1,817
Class K Shares	$122	$398	$695	$1,538

PORTFOLIO TURNOVER

As a fund of funds, the Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios, but it will incur transaction costs when it buys and sells other types of securities (including exchange traded securities of Underlying ETFs) directly (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, before the Portfolio converted to a fund of funds, the Portfolio’s turnover rate was 10% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Portfolio

The Portfolio pursues its investment objective by investing in other mutual funds managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser ”) and in investment companies managed by investment managers other than FMG LLC (affiliated and unaffiliated “Underlying Portfolios”) and in exchange traded securities of other investment companies or investment vehicles (“Underlying ETFs”) comprising various asset categories and strategies. The Portfolio will invest in Underlying Portfolios and Underlying ETFs such that at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) are invested in equity securities of small capitalization companies (which may include derivatives exposure to equity securities of small-capitalization companies). For purposes of this Portfolio, small capitalization companies are companies with a market capitalization that is similar to or below the highest market capitalization range of the Russell 2000® Index at the time of investment (approximately $8.3 billion as of December 31, 2019).

1

Shareholders of the Portfolio have been asked to approve an Agreement and Plan of Reorganization and Termination, whereby, effective early to mid-June 2020, the Portfolio would be merged into the EQ/Morgan Stanley Small Cap Growth Portfolio, a series of EQ Advisors Trust, also managed by FMG LLC.

The Portfolio allocates its assets to Underlying Portfolios and Underlying ETFs that invest among various asset categories. The asset categories and strategies of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests are as follows:

Domestic Small Cap Equity Domestic Micro Cap Equity	Emerging Markets Small Cap International/Global Small Cap Equity

The Portfolio may invest in Underlying Portfolios and Underlying ETFs that, from time to time, employ a growth style to select investments. In addition, the Portfolio may invest in Underlying Portfolios and Underlying ETFs that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.

The Adviser selects the Underlying Portfolios and Underlying ETFs in which to invest the Portfolio’s assets. In selecting Underlying Portfolios and Underlying ETFs, the Adviser will utilize a proprietary investment process that may take into consideration a number of factors including, as appropriate and applicable, fund performance, management team, investment style, correlations, asset class exposure, industry classification, benchmark, risk adjusted return, volatility, expense ratio, asset size and portfolio turnover. For purposes of complying with the 80% policy identified above, the Adviser will identify Underlying Portfolios and Underlying ETFs in which to invest by reference to such Underlying Portfolio’s or Underlying ETF’s name and investment policies at the time of investment. An Underlying Portfolio or Underlying ETF that changes its name or investment policies subsequent to the time of the Portfolio’s investment may continue to be considered an appropriate investment for purposes of the 80% policy. For purposes of asset category target allocations, where an Underlying Portfolio or Underlying ETF could be assigned to more than one asset category, the Adviser may, in its discretion, assign an Underlying Portfolio or Underlying ETF to one or more asset categories.

The Adviser may add new Underlying Portfolios and Underlying ETFs or replace or eliminate existing Underlying Portfolios and Underlying ETFs without shareholder approval. The Underlying Portfolios and Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio or Underlying ETF believed to offer superior investment opportunities.

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The Portfolio is also subject to the risks associated with the Underlying Portfolios’ and Underlying ETFs’ investments; please see the “Information Regarding the Underlying Portfolios and Underlying ETFs” section of the Portfolio’s Prospectus and the Prospectuses and Statements of Additional Information for the Underlying Portfolios and Underlying ETFs for additional information about these risks.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are presented first, followed by additional principal risks in alphabetical order. In this section, the term “Portfolio” may include the Portfolio, an Underlying Portfolio, an Underlying ETF, or all of the above.

•

Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions and other factors.

•

Risks Related to Investments in Underlying Portfolios and Underlying ETFs — The Portfolio’s shareholders will indirectly bear the fees and expenses paid by the Underlying Portfolios and Underlying ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying Portfolios and Underlying ETFs, as well as the ability of the Underlying Portfolios and Underlying ETFs to generate favorable performance. The Underlying Portfolios’ and Underlying ETFs’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance. The Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios and the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying Portfolios and Underlying ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios and Underlying ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Portfolio or Underlying ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio or Underlying ETF, which will vary.

•

Small-Cap and Micro-Cap Company Risk — Small-cap and micro-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the Portfolio’s ability to purchase or sell these securities. In general, these risks are greater for micro-cap companies than for small-cap companies.

•

Investment Style Risk — The Portfolio may invest in Underlying Portfolios and Underlying ETFs that, from time to time, employ a particular style or set of styles — in this case, a “growth” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

•

Portfolio Management Risk — The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

•

Affiliated Portfolio Risk — The Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Underlying Portfolios and Underlying ETFs because it (and in certain cases its affiliates) earn fees for managing and administering the affiliated Underlying Portfolios, but not the unaffiliated Underlying Portfolios or Underlying ETFs. In addition, the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among the various affiliated Underlying Portfolios because the revenue it receives from some of the affiliated Underlying Portfolios is higher than the revenue it receives from other affiliated Underlying Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain affiliated Underlying Portfolios, its affiliates are responsible for sub-advising, the affiliated Underlying Portfolios.

•

Alternative Investment Risk — To the extent the Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in alternative investments, it will be subject to the risks associated with such investments. Alternative investments may involve a different approach to investing than do traditional investments (such as equity or fixed income investments) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform as expected. Alternative investments may have different characteristics and risks than do traditional investments, can be highly volatile, may be less liquid, particularly in periods of stress, and may be more complex and less transparent than traditional investments. Alternative investments also may have more complicated tax considerations than traditional investments. The use of alternative investments may not achieve the desired effect and may result in losses to the Portfolio.

•

Derivatives Risk — The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Adviser, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

•

Foreign Securities Risk — Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk — Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk — Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

•

Futures Contract Risk —The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

•

Leveraging Risk — When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

•

Market Risk — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2019 compared to the returns of a broad-based securities market index.

Past performance is not an indication of future performance. This may be particularly true for this Portfolio because prior to April 18, 2014 (the “Conversion Date”) the Portfolio was not a fund-of-funds, had different investment policies, was managed by multiple advisers and, under normal circumstances, approximately 50% of the Portfolio’s net assets were actively managed and approximately 50% of the Portfolio’s net assets were managed to track the performance (before fees and expenses) of a particular index. Following the conversion of the Portfolio to a fund-of-funds, the Portfolio pursues its investment objective through investments in underlying proprietary and unaffiliated mutual funds and exchange-traded funds. The underlying proprietary and unaffiliated mutual funds and exchange-traded funds in which the Portfolio invests incur their own operating costs and expenses, including management fees payable to their investment advisers, and the Portfolio’s performance, following the conversion of the Portfolio to a fund-of-funds, reflects the impact of these operating costs and expenses. If the Portfolio had historically been managed as a fund-of-funds using its current investment strategies and policies, the performance of the Portfolio may have been different.

Performance information for Class K shares is not available because the Class K shares were fully redeemed on April 17, 2014 and were not operational as of the date of this prospectus. Performance information is shown for Class B shares. Class B share performance reflects the effect of 12b-1 fees not payable by Class K shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)

23.19% (2019 1st Quarter)	–25.55% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years
CharterSM Small Cap Growth Portfolio — Class A Shares	33.65%	10.27%	10.94%
CharterSM Small Cap Growth Portfolio — Class B Shares	33.03%	10.06%	10.78%
Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)	28.48%	9.34%	13.01%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	February 2010
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2011
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”), or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (normally any day on which the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

CharterSM Small Cap Value Portfolio1 – Class A, B and K Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
CharterSM Small Cap Value Portfolio	Class A Shares	Class B Shares	Class K Shares
Management fee	0.15%	0.15%	0.15%
Distribution and/or service (12b-1) Fees	0.25%	0.25%	0.00%
Other expenses	0.20%	0.20%	0.20%*
Acquired fund fees and expenses (underlying portfolios)	0.87%	0.87%	0.87%*
Total annual portfolio operating expenses	1.47%	1.47%	1.22%
Fee waiver and/or expense reimbursement†	-0.02%	-0.02%	-0.02%
Total annual portfolio operating expenses after fee waiver and/or expense reimbursement	1.45%	1.45%	1.20%
*	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of the arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed 1.45% for Class A and Class B shares and 1.20% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$148	$463	$801	$1,756
Class B Shares	$148	$463	$801	$1,756
Class K Shares	$122	$385	$668	$1,476

PORTFOLIO TURNOVER

As a fund of funds, the Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios, but it will incur transaction costs when it buys and sells other types of securities (including exchange traded securities of Underlying ETFs) directly (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 6% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Portfolio

The Portfolio pursues its investment objective by investing in other mutual funds managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”) and in investment companies managed by investment managers other than FMG LLC (affiliated and unaffiliated “Underlying Portfolios”) and in exchange traded securities of other investment companies or investment vehicles (“Underlying ETFs”) comprising various asset categories and strategies. The Portfolio will invest in Underlying Portfolios and Underlying ETFs such that at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) are invested in equity securities of small-capitalization companies (which may include derivatives exposure to equity securities of small capitalization companies). For purposes of this Portfolio, small capitalization companies are companies with a market capitalization that is similar to or below the highest market capitalization range of the Russell 2000® Index at the time of investment (approximately $8.3 billion as of December 31, 2019).

The Portfolio allocates its assets to Underlying Portfolios and Underlying ETFs that invest among various asset categories. The

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Shareholders of the Portfolio have been asked to approve an Agreement and Plan of Reorganization and Termination, whereby, effective early to mid-June 2020, the Portfolio would be merged into the 1290 VT Small Cap Value Portfolio, a series of EQ Advisors Trust, also managed by FMG LLC.

asset categories and strategies of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests are as follows:

Domestic Small Cap Equity Domestic Micro Cap Equity	Emerging Markets Small Cap Equity International/Global Small Cap Equity

The Portfolio may invest in Underlying Portfolios and Underlying ETFs that, from time to time, employ a value style to select investments. In addition, the Portfolio may invest in Underlying Portfolios and Underlying ETFs that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.

The Adviser selects the Underlying Portfolios and Underlying ETFs in which to invest the Portfolio’s assets. In selecting Underlying Portfolios and Underlying ETFs, the Adviser will utilize a proprietary investment process that may take into consideration a number of factors including, as appropriate and applicable, fund performance, management team, investment style, correlations, asset class exposure, industry classification, benchmark, risk adjusted return, volatility, expense ratio, asset size and portfolio turnover. For purposes of complying with the 80% policy identified above, the Adviser will identify Underlying Portfolios and Underlying ETFs in which to invest by reference to such Underlying Portfolio’s or Underlying ETF’s name and investment policies at the time of investment. An Underlying Portfolio or Underlying ETF that changes its name or investment policies subsequent to the time of the Portfolio’s investment may continue to be considered an appropriate investment for purposes of the 80% policy. For purposes of asset category target allocations, where an Underlying Portfolio or Underlying ETF could be assigned to more than one asset category, the Adviser may, in its discretion, assign an Underlying Portfolio or Underlying ETF to one or more asset categories.

The Adviser may add new Underlying Portfolios and Underlying ETFs or replace or eliminate existing Underlying Portfolios and Underlying ETFs without shareholder approval. The Underlying Portfolios and Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio or Underlying ETF believed to offer superior investment opportunities.

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The Portfolio is also subject to the risks associated with the Underlying Portfolios’ and Underlying ETFs’ investments; please see the “Information Regarding the Underlying Portfolios and Underlying ETFs” section of the Portfolio’s Prospectus and the Prospectuses and Statements of Additional Information for the Underlying Portfolios and Underlying ETFs for additional information about these risks.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are presented first, followed by additional principal risks in alphabetical order. In this section, the term “Portfolio” may include the Portfolio, an Underlying Portfolio, an Underlying ETF, or all of the above.

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Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions and other factors.

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Risks Related to Investments in Underlying Portfolios and Underlying ETFs — The Portfolio’s shareholders will indirectly bear the fees and expenses paid by the Underlying Portfolios and Underlying ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying Portfolios and Underlying ETFs, as well as the ability of the Underlying Portfolios and Underlying ETFs to generate favorable performance. The Underlying Portfolios’ and Underlying ETFs’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance. The Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios and the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying Portfolios and Underlying ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios and Underlying ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Portfolio or Underlying ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio or Underlying ETF, which will vary.

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Small-Cap and Micro-Cap Company Risk — Small-cap and micro-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the Portfolio’s ability to purchase or sell these securities. In general, these risks are greater for micro-cap companies than for small-cap companies.

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Investment Style Risk — The Portfolio may invest in Underlying Portfolios and Underlying ETFs that, from time to time, employ a particular style or set of styles — in this case, a “value” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that, notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.

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Portfolio Management Risk — The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

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Affiliated Portfolio Risk — The Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Underlying Portfolios and Underlying ETFs because it (and in certain cases its affiliates) earn fees for managing and administering the affiliated Underlying Portfolios, but not the unaffiliated Underlying Portfolios or Underlying ETFs. In addition, the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among the various affiliated Underlying Portfolios because the revenue it receives from some of the affiliated Underlying Portfolios is higher than the revenue it receives from other affiliated Underlying Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain affiliated Underlying Portfolios, its affiliates are responsible for sub-advising, the affiliated Underlying Portfolios.

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Alternative Investment Risk — To the extent the Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in alternative investments, it will be subject to the risks associated with such investments. Alternative investments may involve a different approach to investing than do traditional investments (such as equity or fixed income investments) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform as expected. Alternative investments may have different characteristics and risks than do traditional investments, can be highly volatile, may be less liquid, particularly in periods of stress, and may be more complex and less transparent than traditional investments. Alternative investments also may have more complicated tax considerations than traditional investments. The use of alternative investments may not achieve the desired effect and may result in losses to the Portfolio.

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Derivatives Risk — The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Adviser, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

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Foreign Securities Risk — Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk — Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk — Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

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Futures Contract Risk — The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

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Leveraging Risk — When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

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Market Risk — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2019 compared to the returns of a broad-based securities market index.

Past performance is not an indication of future performance. This may be particularly true for this Portfolio because prior to April 18, 2014 (the “Conversion Date”) the Portfolio was not a fund-of-funds, had different investment policies, was managed by multiple advisers and, under normal circumstances, approximately 50% of the Portfolio’s net assets were actively managed and approximately 50% of the Portfolio’s net assets were managed to track the performance (before fees and expenses) of a particular index. Following the conversion of the Portfolio to a fund-of-funds, the Portfolio pursues its investment objective through investments in underlying proprietary and unaffiliated mutual funds and exchange-traded funds. The underlying proprietary and unaffiliated mutual funds and exchange-traded funds in which the Portfolio invests incur their own operating costs and expenses, including management fees payable to their investment advisers, and the Portfolio’s performance, following the conversion of the Portfolio to a fund-of-funds, reflects the impact of these operating costs and expenses. If the Portfolio had historically been managed as a fund-of-funds using its current investment strategies and policies, the performance of the Portfolio may have been different.

Performance information for Class K shares is not available because the Class K shares were fully redeemed on April 17, 2014 and were not operational as of the date of this prospectus. Performance information is shown for Class B shares. Class B share performance reflects the effect of 12b-1 fees not payable by Class K shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)

17.78% (2019 1st Quarter)	–23.51% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years
CharterSM Small Cap Value Portfolio — Class A Shares	24.65%	5.60%	8.99%
CharterSM Small Cap Value Portfolio — Class B Shares	24.63%	5.59%	8.93%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	22.39%	6.99%	10.56%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	February 2010
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2011
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”), or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (normally any day on which the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

Target 2015 Allocation Portfolio – Class A, B and K Shares

Investment Objective: Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Target 2015 Allocation Portfolio	Class A	Class B	Class K
Management fee	0.10%	0.10%	0.10%
Distribution and/or service (12b-1) fees	0.25%	0.25%	0.00%
Other expenses	0.46%*	0.46%	0.46%
Acquired fund fees and expenses (underlying portfolios)**	0.56%*	0.56%	0.56%
Total annual portfolio operating expenses	1.37%	1.37%	1.12%
Fee waiver/expense reimbursement†	-0.25%	-0.25%	-0.25%
Total annual portfolio operating expenses after fee waiver/expense reimbursement	1.12%	1.12%	0.87%
*	Based on estimated amounts for the current fiscal year.
**	Includes interest and tax expenses of 0.02% incurred indirectly from acquired funds.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.85% for Class K shares and 1.10% for Class A shares and Class B shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses (and expenses of other investment companies in which it invests) remain the same, and that the Expense Limitation Arrangement is not renewed. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$114	$409	$726	$1,625
Class B Shares	$114	$409	$726	$1,625
Class K Shares	$89	$331	$593	$1,341

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual fund operating expenses or in the example, and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 17% of the average value of the Portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies of the Portfolio

The Portfolio seeks to achieve its objective by investing in other mutual funds (the “Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser ”) and sub-advised by one or more investment sub-advisers (“Sub-Adviser”), which represent a variety of asset classes and investment styles. The Portfolio is managed to target 2015 as the specific year of planned retirement (the “retirement year” or “target year”). The retirement year also assumes that an investor retires at age 65; however, the Portfolio should not be selected solely on the basis of an investor’s age or the target year. The Portfolio’s asset mix will become more conservative each year until reaching the year approximately 10 years after the retirement year at which time it is intended that the asset mix will become relatively stable. The Portfolio balances the need for appreciation with the need for income as retirement approaches, and focuses on supporting an income stream over a long-term retirement withdrawal horizon. The Portfolio is not designed for a lump sum redemption at or after the target year and does not guarantee a particular level of income. The Portfolio maintains significant allocations to equities after the target year and is generally expected to reach its most conservative allocation 10 years after the target year. The asset classes in which the Portfolio may invest generally are divided into domestic equity securities (such as the common stock of U.S. companies of any size), international equity securities (such as the common stock of foreign companies of any size, including those located in developed and emerging markets) and fixed income investments (such as debt securities issued by the U.S. Government and its agencies and instrumentalities, mortgage- and asset-backed securities, domestic and foreign investment grade and high yield or “junk” bonds, and short-term investments such as money market instruments). The Portfolio is not limited with respect to the maturity, duration or credit quality of the fixed income securities in which it invests. The Underlying Portfolios in which the Portfolio may invest may also invest in fixed income securities of any maturity, duration or credit quality. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses. The Portfolio may hold cash or invest in short-term paper and other short-term investments (instead of allocating investments to an Underlying Portfolio) as deemed appropriate by the Adviser. The following chart shows the Portfolio’s target allocation for the various asset classes (as represented by the holdings of the Underlying Portfolios in which the Portfolio invests) as of the date of this Prospectus. The Portfolio may invest in Underlying Portfolios that employ derivatives for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.

Target 2015 Allocation Portfolio Asset Allocation Targets

Approximate Number of Years After Retirement Year	5 Years After Retirement	10 Years After Retirement
Asset Class
Domestic Equity	30%	15%
International Equity	10%	5%
Fixed Income	60%	80%

The following chart shows the Portfolio’s glide path and illustrates how the asset mix of the Portfolio will change over time. In general, the asset mix of the Portfolio will gradually shift from one comprised largely of Underlying Portfolios that emphasize investments in stocks to one that increasingly favors Underlying Portfolios that emphasize investments in bonds and money market instruments. The asset mix of the Portfolio will become more conservative each year until reaching the year approximately 10 years after the retirement year, at which time the asset mix will become relatively stable. The Underlying Portfolios can invest in companies of any size, and can use derivatives, including futures contracts, to achieve their respective investment objectives.

As of December 31, 2019, the Portfolio’s asset mix was allocated approximately 28.8% to domestic equity, 14.9% to international equity, and 56.3% to fixed income. The Portfolio’s Annual and Semi-Annual Reports to shareholders set forth the actual allocation to the Underlying Portfolios as of the date of the report.

The Adviser establishes the asset mix of the Portfolio and selects the specific Underlying Portfolios in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Underlying Portfolios (such as risk, volatility, and the potential for growth and income), as well as its outlook for the economy and financial markets.

The Adviser may change the asset allocation targets and may add new Underlying Portfolios or replace or eliminate existing Underlying Portfolios without notice or shareholder approval. The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

The Adviser will permit the relative weightings of the Portfolio’s asset classes to vary in response to the markets, ordinarily by not more than plus/minus 15%. Beyond those ranges, the Adviser generally will use cash flows, and periodically will rebalance the Portfolio’s investments, to keep the Portfolio within its asset allocation targets. However, there may be occasions when those ranges will expand to 20% due to a variety of factors, including appreciation or depreciation of one or more of the asset classes. The Portfolio will purchase Class K shares of the Underlying Portfolios, which are not subject to distribution or service (Rule 12b-1) fees.

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The Portfolio is also subject to the risks associated with the Underlying Portfolios’ investments; please see the “Information Regarding the Underlying Portfolios” section of the Portfolio’s Prospectus and the Prospectuses and Statements of Additional Information for the Underlying Portfolios for additional information about these risks.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are presented first, followed by additional principal risks in alphabetical order. In this section, the term “Portfolio” may include the Target Allocation Portfolio, an Underlying Portfolio, or both.

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Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

•	Interest Rate Risk — Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

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Credit Risk — The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

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Target Date Risk — The Portfolio does not provide guaranteed income or payouts to an investor at or after the target year. An investment in the Portfolio may decline in value and will not ensure that an investor will have assets sufficient to cover retirement expenses or that an investor will have enough saved to be able to retire in, or within a few years of, the target year identified in the Portfolio’s name. The adequacy of an investor’s account at and after the target year will depend on a variety of factors, including the amount of money invested in the Portfolio, the length of time the investment was held, and the Portfolio’s returns over time.

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Risks Related to Investments in Underlying Portfolios — The Portfolio’s shareholders will indirectly bear fees and expenses paid by the Underlying Portfolios in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying Portfolios, as well as the ability of the Underlying Portfolios to generate favorable performance. The Underlying Portfolios’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance. The Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying Portfolios invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent the Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Portfolio will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio, which will vary.

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Affiliated Portfolio Risk — The Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the revenue it receives from some of the Underlying Portfolios is higher than the revenue it receives from other Underlying Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. The Portfolio invests in affiliated Underlying Portfolios; unaffiliated Underlying Portfolios generally are not considered for investment.

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Asset Allocation Risk — The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

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Derivatives Risk — The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Adviser, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

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Foreign Securities Risk — Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

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Futures Contract Risk — The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

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Investment Grade Securities Risk — Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

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Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Leveraging Risk — When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

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Market Risk — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

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Mid-Cap and Small-Cap Company Risk — Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

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Non-Investment Grade Securities Risk — Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

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Portfolio Management Risk — The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

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Redemption Risk — The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

Class A shares are not currently operational.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)

9.43% (2010 3rd Quarter)	–10.75% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
Target 2015 Allocation Portfolio — Class B	15.04%	4.90%	5.93%
Target 2015 Allocation Portfolio — Class K (Inception Date: December 1, 2011)	15.32%	5.14%	6.67%
S&P Target Date 2015 Index (reflects no deduction for fees, expenses, or taxes)	15.40%	5.67%	6.92%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	September 2006
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2011
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2011
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”), or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (normally any day on which the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

Target 2025 Allocation Portfolio – Class A, B and K Shares

Investment Objective: Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Target 2025 Allocation Portfolio	Class A	Class B	Class K
Management fee	0.10%	0.10%	0.10%
Distribution and/or service (12b-1) fees	0.25%	0.25%	0.00%
Other expenses	0.24%*	0.24%	0.24%
Acquired fund fees and expenses (underlying portfolios)	0.54%*	0.54%	0.54%
Total annual portfolio operating expenses	1.13%	1.13%	0.88%
Fee waiver/expense reimbursement†	-0.03%	-0.03%	-0.03%
Total annual portfolio operating expenses after fee waiver/expense reimbursement	1.10%	1.10%	0.85%
*	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.10% for Class A shares and Class B shares and 0.85% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses (and expenses of other investment companies in which it invests) remain the same, and that the Expense Limitation Arrangement is not renewed. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$112	$356	$619	$1,372
Class B Shares	$112	$356	$619	$1,372
Class K Shares	$87	$278	$485	$1,082

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual fund operating expenses or in the example, and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 16% of the average value of the Portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies of the Portfolio

The Portfolio seeks to achieve its objective by investing in other mutual funds (the “Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “ Adviser”) and sub-advised by one or more investment sub-advisers (“Sub-Adviser”), which represent a variety of asset classes and investment styles. The Portfolio is managed to target 2025 as the specific year of planned retirement (the “retirement year” or “target year”). The retirement year also assumes that an investor retires at age 65; however, the Portfolio should not be selected solely on the basis of an investor’s age or the target year. The Portfolio’s asset mix will become more conservative each year until reaching the year approximately 10 years after the retirement year at which time it is intended that the asset mix will become relatively stable. The Portfolio balances the need for appreciation with the need for income as retirement approaches, and focuses on supporting an income stream over a long-term retirement withdrawal horizon. The Portfolio is not designed for a lump sum redemption at the target year and does not guarantee a particular level of income. The Portfolio maintains significant allocations to equities both prior to and after the target year and is generally expected to reach its most conservative allocation 10 years after the target year. The asset classes in which the Portfolio may invest generally are divided into domestic equity securities (such as the common stock of U.S. companies of any size), international equity securities (such as the common stock of foreign companies of any size, including those located in developed and emerging markets) and fixed income investments (such as debt securities issued by the U.S. Government and its agencies and instrumentalities, mortgage- and asset-backed securities, domestic and foreign investment grade and high yield or “junk” bonds, and short-term investments such as money market instruments). The Portfolio is not limited with respect to the maturity, duration or credit quality of the fixed income securities in which it invests. The Underlying Portfolios in which the Portfolio may invest may also invest in fixed income securities of any maturity, duration or credit quality. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses. The Portfolio may hold cash or invest in short-term paper and other short-term investments (instead of allocating investments to an Underlying Portfolio) as deemed appropriate by the Adviser. The following chart shows the Portfolio’s target allocation for the various asset classes (as represented by the holdings of the Underlying Portfolios in which the Portfolio invests) as of the date of this Prospectus. The Portfolio may invest in Underlying Portfolios that employ derivatives for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.

Target 2025 Allocation Portfolio Asset Allocation Targets

Approximate Number of Years Before/After Retirement Year	5 Years Before	Retirement	5 Years After	10 Years After
Asset Class
Domestic Equity	42%	35%	30%	15%
International Equity	18%	15%	10%	5%
Fixed Income	40%	50%	60%	80%

The following chart shows the Portfolio’s glide path and illustrates how the asset mix of the Portfolio will change over time. In general, the asset mix of the Portfolio will gradually shift from one comprised largely of Underlying Portfolios that emphasize investments in stocks to one that increasingly favors Underlying Portfolios that emphasize investments in bonds and money market instruments. The asset mix of the Portfolio will become more conservative each year until reaching the year approximately 10 years after the retirement year, at which time the asset mix will become relatively stable. The Underlying Portfolios can invest in companies of any size, and can use derivatives, including futures contracts, to achieve their respective investment objectives.

As of December 31, 2019, the Portfolio’s asset mix was allocated approximately 41.6% to domestic equity, 23.0% to international equity, and 35.4% to fixed income. The Portfolio’s Annual and Semi-Annual Reports to shareholders set forth the actual allocation to the Underlying Portfolios as of the date of the report.

The Adviser establishes the asset mix of the Portfolio and selects the specific Underlying Portfolios in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Underlying Portfolios (such as risk, volatility, and the potential for growth and income), as well as its outlook for the economy and financial markets.

The Adviser may change the asset allocation targets and may add new Underlying Portfolios or replace or eliminate existing Underlying Portfolios without notice or shareholder approval. The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

The Adviser will permit the relative weightings of the Portfolio’s asset classes to vary in response to the markets, ordinarily by not more than plus/minus 15%. Beyond those ranges, the Adviser generally will use cash flows, and periodically will rebalance the Portfolio’s investments, to keep the Portfolio within its asset allocation targets. However, there may be occasions when those ranges will expand to 20% due to a variety of factors, including appreciation or depreciation of one or more of the asset classes. The Portfolio will purchase Class K shares of the Underlying Portfolios, which are not subject to distribution or service (Rule 12b-1) fees.

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The Portfolio is also subject to the risks associated with the Underlying Portfolios’ investments; please see the “Information Regarding the Underlying Portfolios” section of the Portfolio’s Prospectus and the Prospectuses and Statements of Additional Information for the Underlying Portfolios for additional information about these risks.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are presented first, followed by additional principal risks in alphabetical order. In this section, the term “Portfolio” may include the Target Allocation Portfolio, an Underlying Portfolio, or both.

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Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

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Interest Rate Risk — Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

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Credit Risk — The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

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Target Date Risk — The Portfolio does not provide guaranteed income or payouts to an investor at or after the target year. An investment in the Portfolio may decline in value and will not ensure that an investor will have assets sufficient to cover retirement expenses or that an investor will have enough saved to be able to retire in, or within a few years of, the target year identified in the Portfolio’s name. The adequacy of an investor’s account at and after the target year will depend on a variety of factors, including the amount of money invested in the Portfolio, the length of time the investment was held, and the Portfolio’s returns over time.

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Risks Related to Investments in Underlying Portfolios — The Portfolio’s shareholders will indirectly bear fees and expenses paid by the Underlying Portfolios in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying Portfolios, as well as the ability of the Underlying Portfolios to generate favorable performance. The Underlying Portfolios’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance. The Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying Portfolios invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent the Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Portfolio will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio, which will vary.

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Affiliated Portfolio Risk — The Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the revenue it receives from some of the Underlying Portfolios is higher than the revenue it receives from other Underlying Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. The Portfolio invests in affiliated Underlying Portfolios; unaffiliated Underlying Portfolios generally are not considered for investment.

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Asset Allocation Risk — The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

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Derivatives Risk — The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Adviser, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

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Foreign Securities Risk — Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

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Futures Contract Risk — The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

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Investment Grade Securities Risk — Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

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Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Leveraging Risk — When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

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Market Risk — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

•	Mid-Cap and Small-Cap Company Risk — Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

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Non-Investment Grade Securities Risk — Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

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Portfolio Management Risk — The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

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Redemption Risk — The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

Class A shares are not currently operational.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)

10.91% (2010 3rd Quarter)	–13.41% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
Target 2025 Allocation Portfolio — Class B	19.47%	6.37%	7.43%
Target 2025 Allocation Portfolio — Class K (Inception Date: December 1, 2011)	19.64%	6.61%	8.54%
S&P Target Date 2025 Index (reflects no deduction for fees, expenses, or taxes)	18.38%	6.73%	8.13%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	September 2006
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2011
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2011
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”), or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (normally any day on which the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

Target 2035 Allocation Portfolio – Class B and K Shares

Investment Objective: Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Target 2035 Allocation Portfolio	Class B	Class K
Management fee	0.10%	0.10%
Distribution and/or service (12b-1) fees	0.25%	0.00%
Other expenses	0.25%	0.25%
Acquired fund fees and expenses (underlying portfolios)	0.51%	0.51%
Total annual portfolio operating expenses	1.11%	0.86%
Fee waiver/expense reimbursement†	-0.01%	-0.01%
Total annual portfolio operating expenses after fee waiver/expense reimbursement	1.10%	0.85%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.85% for Class K shares and 1.10% for Class B shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses (and expenses of other investment companies in which it invests) remain the same, and that the Expense Limitation Arrangement is not renewed. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class B Shares	$112	$352	$611	$1,351
Class K Shares	$87	$273	$476	$1,060

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual fund operating expenses or in the example, and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 8% of the average value of the Portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies of the Portfolio

The Portfolio seeks to achieve its objective by investing in other mutual funds (the “Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”) and sub-advised by one or more sub-advisers (“Sub-Adviser”), which represent a variety of asset classes and investment styles. The Portfolio is managed to target 2035 as the specific year of planned retirement (the “retirement year” or “target year”). The retirement year also assumes that an investor retires at age 65; however, the Portfolio should not be selected solely on the basis of an investor’s age or the target year. The Portfolio’s asset mix will become more conservative each year until reaching the year approximately 10 years after the retirement year at which time it is intended that the asset mix will become relatively stable. The Portfolio balances the need for appreciation with the need for income as retirement approaches, and focuses on supporting an income stream over a long-term retirement withdrawal horizon. The Portfolio is not designed for a lump sum redemption at the target year and does not guarantee a particular level of income. The Portfolio maintains significant allocations to equities both prior to and after the target year and is generally expected to reach its most conservative allocation 10 years after the target year. The asset classes in which the Portfolio may invest generally are divided into domestic equity securities (such as the common stock of U.S. companies of any size), international equity securities (such as the common stock of foreign companies of any size, including those located in developed and emerging markets) and fixed income investments (such as debt securities issued by the U.S. Government and its agencies and instrumentalities, mortgage- and asset-backed securities, domestic and foreign investment grade and high yield or “junk” bonds, and short-term investments such as money market instruments). The Portfolio is not limited with respect to the maturity, duration or credit quality of the fixed income securities in which it invests. The Underlying Portfolios in which the Portfolio may invest may also invest in fixed income securities of any maturity, duration or credit quality. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses. The Portfolio may hold cash or invest in short-term paper and other short-term investments (instead of allocating investments to an Underlying Portfolio) as deemed appropriate by the Adviser. The following chart shows the Portfolio’s target allocation for the various asset classes (as represented by the holdings of the Underlying Portfolios in which the Portfolio invests) as of the date of this Prospectus. The Portfolio may invest in Underlying Portfolios that employ derivatives for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.

Target 2035 Allocation Portfolio Asset Allocation Targets

Approximate Number of Years Before/After Retirement Year	15 Years Before	10 Years Before	5 Years Before	Retirement	5 Years After	10 Years After
Asset Class
Domestic Equity	52%	50%	42%	35%	30%	15%
International Equity	23%	20%	18%	15%	10%	5%
Fixed Income	25%	30%	40%	50%	60%	80%

The following chart shows the Portfolio’s glide path and illustrates how the asset mix of the Portfolio will change over time. In general, the asset mix of the Portfolio will gradually shift from one comprised largely of Underlying Portfolios that emphasize investments in stocks to one that increasingly favors Underlying Portfolios that emphasize investments in bonds and money market instruments. The asset mix of the Portfolio will become more conservative each year until reaching the year approximately 10 years after the retirement year, at which time the asset mix will become relatively stable. The Underlying Portfolios can invest in companies of any size, and can use derivatives, including futures contracts, to achieve their respective investment objectives.

As of December 31, 2019, the Portfolio’s asset mix was allocated approximately 52.0% to domestic equity, 26.5% to international equity, and 21.5% to fixed income. The Portfolio’s Annual and Semi-Annual Reports to shareholders set forth the actual allocation to the Underlying Portfolios as of the date of the report.

The Adviser establishes the asset mix of the Portfolio and selects the specific Underlying Portfolios in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Underlying Portfolios (such as risk, volatility, and the potential for growth and income), as well as its outlook for the economy and financial markets.

The Adviser may change the asset allocation targets and may add new Underlying Portfolios or replace or eliminate existing Underlying Portfolios without notice or shareholder approval. The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

The Adviser will permit the relative weightings of the Portfolio’s asset classes to vary in response to the markets, ordinarily by not more than plus/minus 15%. Beyond those ranges, the Adviser generally will use cash flows, and periodically will rebalance the Portfolio’s investments, to keep the Portfolio within its asset allocation targets. However, there may be occasions when those ranges will expand to 20% due to a variety of factors, including appreciation or depreciation of one or more of the asset classes. The Portfolio will purchase Class K shares of the Underlying Portfolios, which are not subject to distribution or service (Rule 12b-1) fees.

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The Portfolio is also subject to the risks associated with the Underlying Portfolios’ investments; please see the “Information Regarding the Underlying Portfolios” section of the Portfolio’s Prospectus and the Prospectuses and Statements of Additional Information for the Underlying Portfolios for additional information about these risks.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are presented first, followed by additional principal risks in alphabetical order. In this section, the term “Portfolio” may include the Target Allocation Portfolio, an Underlying Portfolio, or both.

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Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

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Interest Rate Risk — Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

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Credit Risk — The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

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Target Date Risk — The Portfolio does not provide guaranteed income or payouts to an investor at or after the target year. An investment in the Portfolio may decline in value and will not ensure that an investor will have assets sufficient to cover retirement expenses or that an investor will have enough saved to be able to retire in, or within a few years of, the target year identified in the Portfolio’s name. The adequacy of an investor’s account at and after the target year will depend on a variety of factors, including the amount of money invested in the Portfolio, the length of time the investment was held, and the Portfolio’s returns over time.

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Risks Related to Investments in Underlying Portfolios — The Portfolio’s shareholders will indirectly bear fees and expenses paid by the Underlying Portfolios in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying Portfolios, as well as the ability of the Underlying Portfolios to generate favorable performance. The Underlying Portfolios’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance. The Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying Portfolios invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent the Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Portfolio will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio, which will vary.

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Affiliated Portfolio Risk — The Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the revenue it receives from some of the Underlying Portfolios is higher than the revenue it receives from other Underlying Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. The Portfolio invests in affiliated Underlying Portfolios; unaffiliated Underlying Portfolios generally are not considered for investment.

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Asset Allocation Risk — The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

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Derivatives Risk — The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Adviser, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

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Foreign Securities Risk — Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

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Futures Contract Risk — The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

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Investment Grade Securities Risk — Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

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Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Leveraging Risk — When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

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Market Risk — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

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Mid-Cap and Small-Cap Company Risk — Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

•	Non-Investment Grade Securities Risk — Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or

below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

•

Portfolio Management Risk — The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

•

Redemption Risk — The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)

11.92% (2010 3rd Quarter)	–15.27% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	10 Years/ Since Inception
Target 2035 Allocation Portfolio — Class B	22.28%	7.19%	8.29%
Target 2035 Allocation Portfolio — Class K (Inception Date: December 1, 2011)	22.57%	7.46%	9.83%
S&P Target Date 2035 Index (reflects no deduction for fees, expenses, or taxes)	22.18%	7.77%	9.13%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	September 2006
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2011

Name	Title	Date Began Managing the Portfolio
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2011
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”), or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (normally any day on which the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

Target 2045 Allocation Portfolio – Class B and K Shares

Investment Objective: Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Target 2045 Allocation Portfolio	Class B	Class K
Management fee	0.10%	0.10%
Distribution and/or service (12b-1) fees	0.25%	0.00%
Other expenses	0.27%	0.27%
Acquired fund fees and expenses (underlying portfolios)	0.50%	0.50%
Total annual portfolio operating expenses	1.12%	0.87%
Fee waiver/expense reimbursement†	-0.02%	-0.02%
Total annual portfolio operating expenses after fee waiver/expense reimbursement	1.10%	0.85%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.85% for Class K shares and 1.10% for Class B shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses (and expenses of other investment companies in which it invests) remain the same, and that the Expense Limitation Arrangement is not renewed. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class B Shares	$112	$354	$615	$1,361
Class K Shares	$87	$276	$480	$1,071

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual fund operating expenses or in the example, and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 6% of the average value of the Portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies of the Portfolio

The Portfolio seeks to achieve its objective by investing in other mutual funds (the “Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”) and sub-advised by one or more sub-advisers (“Sub-Adviser”), which represent a variety of asset classes and investment styles. The Portfolio is managed to target 2045 as the specific year of planned retirement (the “retirement year” or “target year”). The retirement year also assumes that an investor retires at age 65; however, the Portfolio should not be selected solely on the basis of an investor’s age or the target year. The Portfolio’s asset mix will become more conservative each year until reaching the year approximately 10 years after the retirement year at which time it is intended that the asset mix will become relatively stable. The Portfolio balances the need for appreciation with the need for income as retirement approaches, and focuses on supporting an income stream over a long-term retirement withdrawal horizon. The Portfolio is not designed for a lump sum redemption at the target year and does not guarantee a particular level of income. The Portfolio maintains significant allocations to equities both prior to and after the target year and is generally expected to reach its most conservative allocation 10 years after the target year. The asset classes in which the Portfolio may invest generally are divided into domestic equity securities (such as the common stock of U.S. companies of any size), international equity securities (such as the common stock of foreign companies of any size, including those located in developed and emerging markets) and fixed income investments (such as debt securities issued by the U.S. Government and its agencies and instrumentalities, mortgage- and asset-backed securities, domestic and foreign investment grade and high yield or “junk” bonds, and short-term investments such as money market instruments). The Portfolio is not limited with respect to the maturity, duration or credit quality of the fixed income securities in which it invests. The Underlying Portfolios in which the Portfolio may invest may also invest in fixed income securities of any maturity, duration or credit quality. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses. The Portfolio may hold cash or invest in short-term paper and other short-term investments (instead of allocating investments to an Underlying Portfolio) as deemed appropriate by the Adviser. The following chart shows the Portfolio’s target allocation for the various asset classes (as represented by the holdings of the Underlying Portfolios in which the Portfolio invests) as of the date of this Prospectus. The Portfolio may invest in Underlying Portfolios that employ derivatives for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.

Target 2045 Allocation Portfolio Asset Allocation Targets

Approximate Number of Years Before/After Retirement Year	25 Years Before	15 Years Before	10 Years Before	5 Years Before	Retirement	5 Years After	10 Years After
Asset Class
Domestic Equity	60%	52%	50%	42%	35%	30%	15%
International Equity	25%	23%	20%	18%	15%	10%	5%
Fixed Income	15%	25%	30%	40%	50%	60%	80%

The following chart shows the Portfolio’s glide path and illustrates how the asset mix of the Portfolio will change over time. In general, the asset mix of the Portfolio will gradually shift from one comprised largely of Underlying Portfolios that emphasize investments in stocks to one that increasingly favors Underlying Portfolios that emphasize investments in bonds and money market instruments. The asset mix of the Portfolio will become more conservative each year until reaching the year approximately 10 years after the retirement year, at which time the asset mix will become relatively stable. The Underlying Portfolios can invest in companies of any size, and can use derivatives, including futures contracts, to achieve their respective investment objectives.

As of December 31, 2019, the Portfolio’s asset mix was allocated approximately 58.3% to domestic equity, 29.5% to international equity, and 12.2% to fixed income. The Portfolio’s Annual and Semi-Annual Reports to shareholders set forth the actual allocation to the Underlying Portfolios as of the date of the report.

The Adviser establishes the asset mix of the Portfolio and selects the specific Underlying Portfolios in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Underlying Portfolios (such as risk, volatility, and the potential for growth and income), as well as its outlook for the economy and financial markets.

The Adviser may change the asset allocation targets and may add new Underlying Portfolios or replace or eliminate existing Underlying Portfolios without notice or shareholder approval. The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

The Adviser will permit the relative weightings of the Portfolio’s asset classes to vary in response to the markets, ordinarily by not more than plus/minus 15%. Beyond those ranges, the Adviser generally will use cash flows, and periodically will rebalance the Portfolio’s investments, to keep the Portfolio within its asset allocation targets. However, there may be occasions when those ranges will expand to 20% due to a variety of factors, including appreciation or depreciation of one or more of the asset classes. The Portfolio will purchase Class K shares of the Underlying Portfolios, which are not subject to distribution or service (Rule 12b-1) fees.

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The Portfolio is also subject to the risks associated with the Underlying Portfolios’ investments; please see the “Information Regarding the Underlying Portfolios” section of the Portfolio’s Prospectus and the Prospectuses and Statements of Additional Information for the Underlying Portfolios for additional information about these risks.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are presented first, followed by additional principal risks in alphabetical order. In this section, the term “Portfolio” may include the Target Allocation Portfolio, an Underlying Portfolio, or both.

•

Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

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Interest Rate Risk — Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

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Credit Risk — The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

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Target Date Risk — The Portfolio does not provide guaranteed income or payouts to an investor at or after the target year. An investment in the Portfolio may decline in value and will not ensure that an investor will have assets sufficient to cover retirement expenses or that an investor will have enough saved to be able to retire in, or within a few years of, the target year identified in the Portfolio’s name. The adequacy of an investor’s account at and after the target year will depend on a variety of factors, including the amount of money invested in the Portfolio, the length of time the investment was held, and the Portfolio’s returns over time.

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Risks Related to Investments in Underlying Portfolios — The Portfolio’s shareholders will indirectly bear fees and expenses paid by the Underlying Portfolios in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying Portfolios, as well as the ability of the Underlying Portfolios to generate favorable performance. The Underlying Portfolios’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance. The Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying Portfolios invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent the Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Portfolio will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio, which will vary.

•

Affiliated Portfolio Risk — The Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the revenue it receives from some of the Underlying Portfolios is higher than the revenue it receives from other Underlying Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. The Portfolio invests in affiliated Underlying Portfolios; unaffiliated Underlying Portfolios generally are not considered for investment.

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Asset Allocation Risk — The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

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Derivatives Risk — The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Adviser, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

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Foreign Securities Risk — Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

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Futures Contract Risk — The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

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Investment Grade Securities Risk — Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

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Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Leveraging Risk — When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

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Market Risk — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

•

Mid-Cap and Small-Cap Company Risk — Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

•

Non-Investment Grade Securities Risk — Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

•

Portfolio Management Risk — The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)

13.11% (2010 3rd Quarter)	–16.86% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
Target 2045 Allocation Portfolio — Class B	24.32%	7.80%	8.96%
Target 2045 Allocation Portfolio — Class K (Inception Date: December 1, 2011)	24.62%	8.07%	10.53%
S&P Target Date 2045 Index (reflects no deduction for fees, expenses, or taxes)	24.02%	8.32%	9.67%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	September 2006
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2011
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2011
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”), or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (normally any day on which the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

Target 2055 Allocation Portfolio – Class B and K Shares

Investment Objective: Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Target 2055 Allocation Portfolio	Class B	Class K
Management fee	0.10%	0.10%
Distribution and/or service (12b-1) fees	0.25%	0.00%
Other expenses	0.53%	0.53%
Acquired fund fees and expenses (underlying portfolios)	0.51%	0.51%
Total annual portfolio operating expenses	1.39%	1.14%
Fee waiver/expense reimbursement†	-0.29%	-0.29%
Total annual portfolio operating expenses after fee waiver/expense reimbursement	1.10%	0.85%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.85% for Class K shares and 1.10% for Class B shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses (and expenses of other investment companies in which it invests) remain the same, and that the Expense Limitation Arrangement is not renewed. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class B Shares	$112	$412	$733	$1,643
Class K Shares	$87	$333	$600	$1,360

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual fund operating expenses or in the example, and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 28% of the average value of the Portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies of the Portfolio

The Portfolio seeks to achieve its objective by investing in other mutual funds (the “Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”) and sub-advised by one or more sub-advisers (”Sub-Adviser”), which represent a variety of asset classes and investment styles. The Portfolio is managed to target 2055 as the specific year of planned retirement (the “retirement year” or “target year”). The retirement year also assumes that an investor retires at age 65; however, the Portfolio should not be selected solely on the basis of an investor’s age or the target year. The Portfolio’s asset mix will become more conservative each year until reaching the year approximately 10 years after the retirement year at which time it is intended that the asset mix will become relatively stable. The Portfolio balances the need for appreciation with the need for income as retirement approaches, and focuses on supporting an income stream over a long-term retirement withdrawal horizon. The Portfolio is not designed for a lump sum redemption at the target year and does not guarantee a particular level of income. The Portfolio maintains significant allocations to equities both prior to and after the target year and is generally expected to reach its most conservative allocation 10 years after the target year. The asset classes in which the Portfolio may invest generally are divided into domestic equity securities (such as the common stock of U.S. companies of any size), international equity securities (such as the common stock of foreign companies of any size, including those located in developed and emerging markets) and fixed income investments (such as debt securities issued by the U.S. Government and its agencies and instrumentalities, mortgage-and asset-backed securities, domestic and foreign investment grade and high yield or “junk” bonds, and short-term investments such as money market instruments). The Portfolio is not limited with respect to the maturity, duration or credit quality of the fixed income securities in which it invests. The Underlying Portfolios in which the Portfolio may invest may also invest in fixed income securities of any maturity, duration or credit quality. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses. The Portfolio may hold cash or invest in short-term paper and other short-term investments (instead of allocating investments to an Underlying Portfolio) as deemed appropriate by the Adviser. The following chart shows the Portfolio’s target allocation for the various asset classes (as represented by the holdings of the Underlying Portfolios in which the Portfolio invests) as of the date of this Prospectus. The Portfolio may invest in Underlying Portfolios that employ derivatives for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.

Target 2055 Allocation Portfolio Asset Allocation Targets

Approximate Number of Years Before/ After Retirement Year	35 Years Before	25 Years Before	15 Years Before	10 Years Before	5 Years Before	Retirement	5 Years After	10 Years After
Asset Class
Domestic Equity	67%	60%	52%	50%	42%	35%	30%	15%
International Equity	28%	25%	23%	20%	18%	15%	10%	5%
Fixed Income	5%	15%	25%	30%	40%	50%	60%	80%

The following chart shows the Portfolio’s glide path and illustrates how the asset mix of the Portfolio will change over time. In general, the asset mix of the Portfolio will gradually shift from one comprised largely of Underlying Portfolios that emphasize investments in stocks to one that increasingly favors Underlying Portfolios that emphasize investments in bonds and money market instruments. The asset mix of the Portfolio will become more conservative each year until reaching the year approximately 10 years after the retirement year, at which time the asset mix will become relatively stable. The Underlying Portfolios can invest in companies of any size, and can use derivatives, including futures contracts, to achieve their respective investment objectives.

As of December 31, 2019, the Portfolio’s asset mix was allocated approximately 64.5% to domestic equity, 33.6% to international equity, and 1.9% to fixed income. The Portfolio’s Annual and Semi-Annual Reports to shareholders set forth the actual allocation to the Underlying Portfolios as of the date of the report.

The Adviser establishes the asset mix of the Portfolio and selects the specific Underlying Portfolios in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Underlying Portfolios (such as risk, volatility, and the potential for growth and income), as well as its outlook for the economy and financial markets.

The Adviser may change the asset allocation targets and may add new Underlying Portfolios or replace or eliminate existing Underlying Portfolios without notice or shareholder approval. The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

The Adviser will permit the relative weightings of the Portfolio’s asset classes to vary in response to the markets, ordinarily by not more than plus/minus 15%. Beyond those ranges, the Adviser generally will use cash flows, and periodically will rebalance the Portfolio’s investments, to keep the Portfolio within its asset allocation targets. However, there may be occasions when those ranges will expand to 20% due to a variety of factors, including appreciation or depreciation of one or more of the asset classes. The Portfolio will purchase Class K shares of the Underlying Portfolios, which are not subject to distribution or service (Rule 12b-1) fees.

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The Portfolio is also subject to the risks associated with the Underlying Portfolios’ investments; please see the “Information

Regarding the Underlying Portfolios” section of the Portfolio’s Prospectus and the Prospectuses and Statements of Additional Information for the Underlying Portfolios for additional information about these risks.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are presented first, followed by additional principal risks in alphabetical order. In this section, the term “Portfolio” may include the Target Allocation Portfolio, an Underlying Portfolio, or both.

•

Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

•

Interest Rate Risk — Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

•

Credit Risk — The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

•

Target Date Risk — The Portfolio does not provide guaranteed income or payouts to an investor at or after the target year. An investment in the Portfolio may decline in value and will not ensure that an investor will have assets sufficient to cover retirement expenses or that an investor will have enough saved to be able to retire in, or within a few years of, the target year identified in the Portfolio’s name. The adequacy of an investor’s account at and after the target year will depend on a variety of factors, including the amount of money invested in the Portfolio, the length of time the investment was held, and the Portfolio’s returns over time.

•

Risks Related to Investments in Underlying Portfolios — The Portfolio’s shareholders will indirectly bear fees and expenses paid by the Underlying Portfolios in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying Portfolios, as well as the ability of the Underlying Portfolios to generate favorable performance. The Underlying Portfolios’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance. The Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying Portfolios invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent the Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Portfolio will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio, which will vary.

•

Affiliated Portfolio Risk — The Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the revenue it receives from some of the Underlying Portfolios is higher than the revenue it receives from other Underlying Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. The Portfolio invests in affiliated Underlying Portfolios; unaffiliated Underlying Portfolios generally are not considered for investment.

•

Asset Allocation Risk — The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

•

Derivatives Risk — The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Adviser, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

•

Foreign Securities Risk — Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

•

Futures Contract Risk — The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

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Investment Grade Securities Risk — Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

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Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Leveraging Risk — When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

•

Market Risk — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

•	Mid-Cap and Small-Cap Company Risk — Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

•

Non-Investment Grade Securities Risk — Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

•

Portfolio Management Risk — The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns – Class B

Best quarter (% and time period)	Worst quarter (% and time period)

12.57% (2019 1st Quarter)	–13.94% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Since Inception
Target 2055 Allocation Portfolio — Class B (Inception Date: May 1, 2015)	26.75%	8.22%
Target 2055 Allocation Portfolio — Class K (Inception Date: May 1, 2015)	27.03%	8.49%
S&P Target Date 2055 Index (reflects no deduction for fees, expenses, or taxes)	24.48%	8.23%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2015
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2015
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2015
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”), or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (normally any day on which the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

THE PORTFOLIOS AT A GLANCE

The EQ Allocation Portfolios, Charter Allocation Portfolios and Target Allocation Portfolios (each a “Portfolio” and together, the “Portfolios”) are designed as a convenient approach to help investors meet retirement and other long-term goals. Investors may choose to invest in one or more of the Portfolios based on their risk tolerance, investment time horizons and personal investment goals.

There are five (5) EQ Allocation Portfolios, seven (7) Charter Allocation Portfolios and five (5) Target Allocation Portfolios.

Each EQ Allocation Portfolio pursues its investment objective by investing in “Underlying Portfolios,” all of which are managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”).

The chart below illustrates each EQ Allocation Portfolio according to its relative emphasis on seeking income and seeking growth of capital:

EQ Allocation Portfolio	Income	Growth of Capital
EQ/Conservative Allocation Portfolio	High	Low
EQ/Conservative-Plus Allocation Portfolio	Medium to High	Low to Medium
EQ/Moderate Allocation Portfolio	Medium	Medium to High
EQ/Moderate-Plus Allocation Portfolio	Low	Medium to High
EQ/Aggressive Allocation Portfolio	Low	High

Each Charter Allocation Portfolio pursues its investment objective by investing in affiliated and unaffiliated “Underlying Portfolios” and in “Underlying ETFs” comprising various asset categories and strategies.

Charter Allocation Portfolios
CharterSM Aggressive Growth Portfolio
CharterSM Conservative Portfolio
CharterSM Growth Portfolio
CharterSM Moderate Growth Portfolio
CharterSM Moderate Portfolio
CharterSM Small Cap Growth Portfolio
CharterSM Small Cap Value Portfolio

Each Target Allocation Portfolio pursues its investment objective by investing in “Underlying Portfolios,” all of which are managed by FMG LLC. Each Target Allocation Portfolio is managed to target a particular year as the specific year of planned retirement.

Target Allocation Portfolios
Target 2015 Allocation Portfolio
Target 2025 Allocation Portfolio
Target 2035 Allocation Portfolio
Target 2045 Allocation Portfolio
Target 2055 Allocation Portfolio

FMG LLC, under the oversight of the EQ Premier VIP Trust’s (the “Trust”) Board of Trustees (the “Board”), has established an asset allocation target for each Portfolio. This target is the approximate percentage of each Portfolio’s assets that is invested in domestic equity securities, international equity securities, fixed income securities or non-traditional (alternative) investments, as applicable (referred to herein as “asset classes”) as represented by the holdings of the Underlying Portfolios and/or Underlying ETFs, as applicable, in which a Portfolio invests. Subject to this asset allocation target, the Adviser also has established target investment percentages for each asset category in which an EQ Allocation Portfolio and Charter Allocation Portfolio invests. Each target investment percentage is an approximate percentage of an EQ Allocation Portfolio’s and Charter Allocation Portfolio’s assets that is invested in a particular asset category through investments in Underlying Portfolios and/or Underlying ETFs, as applicable, whose individual securities holdings fall within such asset category. As used in this prospectus, the term “asset category” refers to specific types of securities within each asset class (i.e., commodities, foreign equity securities, global real estate, international developed equity, large-capitalization equity securities, small/mid-capitalization equity securities, emerging markets debt and inflation linked securities.) The asset allocation targets and target investment percentages may be changed without notice or shareholder approval.

THE PORTFOLIOS AT A GLANCE (cont’d)

The Adviser establishes the asset allocation targets for each asset class and the target investment percentages for each asset category and identifies the specific Underlying Portfolios and/or Underlying ETFs, as applicable, in which to invest using its proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes, asset categories and Underlying Portfolios and/or Underlying ETFs, as well as the Adviser’s outlook for the economy and financial markets. The Adviser may change the asset allocation targets and the target investment percentages and may add new Underlying Portfolios and/or Underlying ETFs or replace or eliminate existing Underlying Portfolios and Underlying ETFs. The Adviser may sell a Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio or Underlying ETF believed to offer superior investment opportunities. The following charts describe the current asset allocation targets and target investment percentages among the asset classes and asset categories for the EQ Allocation Portfolios and Charter Allocation Portfolios.

EQ Allocation Portfolios

Asset Class	EQ/Conservative Allocation	EQ/Conservative-Plus Allocation	EQ/Moderate Allocation	EQ/Moderate-Plus Allocation	EQ/Aggressive Allocation
Percentage of Equity	20%	40%	50%	70%	90%
• Foreign	5%	10%	15%	20%	25%
• Large Cap	10%	20%	20%	30%	40%
• Small/Mid Cap	5%	10%	15%	20%	25%
Percentage of Fixed Income*	80%	60%	50%	30%	10%
• Investment Grade	75%	55%	45%	28%	9%
• High Yield**	5%	5%	5%	2%	1%
*	The target allocation for the investment grade and high yield fixed income asset categories may include securities of both U.S. and foreign issuers.
**	High yield fixed income assets, including high yield bonds, also are known as “junk bonds.”

Charter Allocation Portfolios

Asset Class	Asset Categories and Strategies	CharterSM Small Cap Growth Portfolio	CharterSM Small Cap Value Portfolio

Equity	Domestic Small Cap Equity	80% - 100%	80% - 100%

Equity	Domestic Micro Cap Equity	0% - 35%	0% - 10%

Equity	Emerging Markets Small Cap	0% - 10%	0% - 10%

Equity	International/Global Small Cap Equity	0% - 20%	0% - 20%

Asset Classes	Asset Categories and Strategies	CharterSM Conservative Portfolio	CharterSM Moderate Portfolio	CharterSM Moderate Growth Portfolio	CharterSM Growth Portfolio	CharterSM Aggressive Growth Portfolio

Alternative %		5%	10%	15%	20%	25%

Alternative	Absolute Return/Multi Strategies	0% - 5%	0% - 5%	0% - 10%	0% - 10%	0% - 10%

Alternative	Commodities	0% - 5%	0% - 5%	0% - 10%	0% - 10%	0% - 10%

Alternative	Convertible Securities	0% - 15%	0% - 15%	0% - 10%	0% - 10%	0% - 10%

Alternative	Covered Call Writing	0% - 5%	0% - 5%	0% - 10%	0% - 10%	0% - 10%

Alternative	Currency	0% - 5%	0% - 5%	0% - 10%	0% - 10%	0% - 10%

Alternative	Global Infrastructure	0% - 5%	0% - 5%	0% - 10%	0% - 10%	0% - 10%

Alternative	Global Real Estate	0% - 5%	0% - 5%	0% - 10%	0% - 10%	0% - 10%

Alternative	Listed Private Equity	0% - 5%	0% - 5%	0% - 10%	0% - 10%	0% - 10%

Alternative	Long/Short Credit	0% - 5%	0% - 5%	0% - 10%	0% - 10%	0% - 10%

Alternative	Managed Futures	0% - 5%	0% - 5%	0% - 10%	0% - 10%	0% - 10%

THE PORTFOLIOS AT A GLANCE (cont’d)

Asset Classes	Asset Categories and Strategies	CharterSM Conservative Portfolio	CharterSM Moderate Portfolio	CharterSM Moderate Growth Portfolio	CharterSM Growth Portfolio	CharterSM Aggressive Growth Portfolio

Alternative	Merger Arbitrage	0% - 5%	0% - 5%	0% - 10%	0% - 10%	0% - 10%

Alternative	Natural Resources	0% - 5%	0% - 5%	0% - 10%	0% - 10%	0% - 10%

Alternative	Precious and Base Metals	0% - 5%	0% - 5%	0% - 10%	0% - 10%	0% - 10%

Equity %		20%	35%	45%	55%	65%

Equity	Domestic Large Cap Equity	0% - 15%	5% - 20%	5% - 25%	10% - 30%	15% - 35%

Equity	Domestic Mid Cap Equity	0% - 10%	0% - 15%	0% - 15%	0% - 20%	0% - 20%

Equity	Domestic Small Cap Equity	0% - 10%	0% - 10%	0% - 10%	0% - 15%	0% - 15%

Equity	Domestic Micro Cap Equity	0% - 5%	0% - 5%	0% - 10%	0% - 10%	0% - 10%

Equity	Emerging Markets Equity	0% - 5%	0% - 10%	0% - 10%	0% - 10%	0% - 10%

Equity	Emerging Markets Small Cap	0% - 5%	0% - 5%	0% - 5%	0% - 5%	0% - 5%

Equity	Frontier Markets	0% - 5%	0% - 5%	0% - 10%	0% - 10%	0% - 10%

Equity	Global Equity	0% - 5%	0% - 5%	0% - 10%	0% - 10%	0% - 10%

Equity	International Developed Equity	0% - 10%	0% - 15%	0% - 15%	0% - 20%	0% - 25%

Equity	International/Global Small Cap Equity	0% - 5%	0% -10%	0% -10%	0% - 10%	0% - 10%

Fixed Income %		75%	55%	40%	25%	10%

Fixed Income	Bank Loans	0% - 15%	0% - 15%	0% - 10%	0% - 10%	0% - 5%

Fixed Income	Emerging Markets Debt	0% - 15%	0% - 15%	0% - 10%	0% - 10%	0% - 5%

Fixed Income	Floating Rate Securities	0% - 15%	0% - 15%	0% - 10%	0% - 10%	0% - 5%

Fixed Income	Global Bond	0% - 15%	0% - 15%	0% - 10%	0% - 10%	0% - 5%

Fixed Income	High Yield Bond	0% - 15%	0% - 15%	0% - 10%	0% - 10%	0% - 5%

Fixed Income	Inflation Linked Securities	0% - 15%	0% - 15%	0% - 10%	0% - 10%	0% - 5%

Fixed Income	International Bond	0% - 15%	0% - 15%	0% - 10%	0% - 10%	0% - 5%

Fixed Income	Money Market	0% - 15%	0% - 15%	0% - 10%	0% - 10%	0% - 5%

Fixed Income	US Government Bond	0% - 15%	0% - 15%	0% - 10%	0% - 10%	0% - 5%

Fixed Income	US Investment Grade Bond	0% - 15%	0% - 15%	0% - 10%	0% - 10%	0% - 5%

Fixed Income	US Short Term Investment Grade Bond	0% - 15%	0% - 15%	0% - 10%	0% - 10%	0% - 5%

A Portfolio may deviate temporarily from its asset allocation targets and target investment percentages for defensive purposes. An EQ Allocation Portfolio and Target Allocation Portfolio can deviate by up to 15% of its target allocation for each asset class and/or asset category. In addition, with respect to the Target Allocation Portfolios, there may be occasions when those ranges will expand to 20% due to a variety of factors, including appreciation or depreciation of one or more asset classes. A Portfolio may deviate from its asset allocation targets and target investment percentages as a result of appreciation or depreciation of the holdings of the Underlying Portfolios and/or Underlying ETFs in which it invests. The Portfolios have adopted certain policies to reduce the likelihood of such an occurrence. First, the Adviser will rebalance a Portfolio’s holdings periodically to bring its asset allocation back into alignment with its asset allocation targets and target investment percentages. Second, the Adviser will not allocate any new investment dollars to any Underlying Portfolio or Underlying ETF that primarily holds securities of a particular asset class or category whose maximum percentage has been exceeded. Third, the Adviser will allocate new investment dollars on a priority basis to Underlying Portfolios or Underlying ETFs that primarily hold securities of a particular asset class or category whose minimum percentage has not been achieved.

An EQ Allocation Portfolio may invest in Underlying Portfolios that tactically manage equity exposure. When market volatility is increasing above specific thresholds, such Underlying Portfolios may reduce their equity exposure. During such times, an EQ Allocation Portfolio’s exposure to equity securities may be significantly less than if it invested in a traditional equity portfolio and the EQ Allocation Portfolio may deviate significantly from its asset allocation targets. Although an EQ Allocation Portfolio’s investment in Underlying Portfolios that tactically manage equity exposure is intended to reduce the EQ Allocation Portfolio’s overall risk, it may result in periods of underperformance, even during periods when the market is rising.

THE PORTFOLIOS AT A GLANCE (cont’d)

The Portfolios also may, from time to time, hold cash or cash equivalents (instead of being allocated to an Underlying Portfolio or Underlying ETF) as deemed appropriate by the Adviser and for temporary defensive purposes to respond to adverse market, economic or political conditions. During such times, the Adviser may reduce the equity allocation of an EQ Allocation Portfolio or Target Allocation Portfolio as low as zero, although the equity allocation may remain sizable. Should an EQ Allocation Portfolio or Target Allocation Portfolio take such defensive measures, it may be more difficult for the Portfolio to achieve its investment objective. The EQ Allocation Portfolios and Target Allocation Portfolios also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes. Should a Portfolio take these actions, it may be more difficult for the Portfolio to achieve its investment objective.

In order to give you a better understanding of the types of Underlying Portfolios and Underlying ETFs in which the Portfolios currently may invest, the table below lists the Underlying Portfolios and Underlying ETFs, divided by asset category, based on each Underlying Portfolio’s or Underlying ETF’s primary securities holdings (as described in its prospectus). The Adviser’s selection of Underlying Portfolios and Underlying ETFs may have a positive or negative impact on its revenues and/or profits. You should be aware that in addition to the fees directly associated with a Portfolio, you will also indirectly bear the fees of the Underlying Portfolios and Underlying ETFs, which, in the case of an affiliated Underlying Portfolio, include management and administration fees paid to the Adviser and, in certain instances, advisory fees paid by the Adviser to its affiliates. Where permitted, the Charter Allocation Portfolios will purchase shares of the Underlying Portfolios and Underlying ETFs that are not subject to distribution or service (Rule 12b-1) fees. The EQ Allocation Portfolios and Target Allocation Portfolios will purchase Class K shares of the Underlying Portfolios, which are not subject to distribution or service (Rule 12b-1) fees. The Underlying Portfolios and Underlying ETFs in which a Portfolio may invest may be changed from time to time at the discretion of the Adviser without notice or shareholder approval.

EQ Allocation Portfolios†

Investment Grade Bond

1290 VT DoubleLine Opportunistic Bond Portfolio

EQ/AB Short Duration Government Bond Portfolio

EQ/Core Bond Index Portfolio

EQ/Global Bond PLUS Portfolio

EQ/Intermediate Government Bond Portfolio

EQ/Money Market Portfolio

EQ/PIMCO Global Real Return Portfolio

EQ/PIMCO Ultra Short Bond Portfolio

EQ/Quality Bond PLUS Portfolio

Multimanager Core Bond Portfolio

EQ/PIMCO Real Return Portfolio

EQ/Franklin Strategic Income Portfolio

EQ/PIMCO Total Return Portfolio

1290 Diversified Bond Fund

High Yield Bond

1290 VT High Yield Bond Portfolio

1290 High Yield Bond Fund

Large Cap Equities

ATM Large Cap Managed Volatility Portfolio

EQ/Large Cap Core Managed Volatility Portfolio

EQ/Large Cap Growth Managed Volatility Portfolio

EQ/Large Cap Value Managed Volatility Portfolio

EQ/Loomis Sayles Growth Portfolio

EQ/ClearBridge Select Equity Managed Volatility Portfolio

EQ/BlackRock Basic Value Equity Portfolio

1290 VT Equity Income Portfolio

EQ/Capital Group Research Portfolio

EQ/Common Stock Index Portfolio

EQ/Equity 500 Index Portfolio

EQ/Invesco Comstock Portfolio

EQ/JPMorgan Value Opportunities Portfolio

EQ/Large Cap Growth Index Portfolio

EQ/Large Cap Value Index Portfolio

EQ/T. Rowe Price Growth Stock Portfolio

EQ/ClearBridge Large Cap Growth Portfolio

Multimanager Aggressive Equity Portfolio

EQ/Franklin Rising Dividends Portfolio

EQ/Fidelity Institutional AMSM Large Cap Portfolio

1290 VT Socially Responsible Portfolio

Small/Mid Cap Equities

ATM Mid Cap Managed Volatility Portfolio

ATM Small Cap Managed Volatility Portfolio

EQ/Mid Cap Value Managed Volatility Portfolio

EQ/Franklin Small Cap Value Managed Volatility Portfolio

1290 VT Small Cap Value Portfolio

1290 VT Micro Cap Portfolio

EQ/Morgan Stanley Small Cap Growth Portfolio

EQ/AB Small Cap Growth Portfolio

1290 VT GAMCO Small Company Value Portfolio

EQ/Mid Cap Index Portfolio

EQ/Janus Enterprise Portfolio

EQ/Small Company Index Portfolio

Multimanager Mid Cap Growth Portfolio

Multimanager Mid Cap Value Portfolio

EQ/American Century Mid Cap Value Portfolio

EQ/Goldman Sachs Mid Cap Value Portfolio

EQ/MFS Mid Cap Focused Growth Portfolio

1290 GAMCO Small/Mid Cap Value Fund

International Equities

ATM International Managed Volatility Portfolio

EQ/Global Equity Managed Volatility Portfolio

EQ/International Core Managed Volatility Portfolio

EQ/International Value Managed Volatility Portfolio

EQ/Templeton Global Equity Managed Volatility Portfolio

EQ/Emerging Markets Equity PLUS Portfolio

EQ/International Equity Index Portfolio

EQ/MFS International Growth Portfolio

EQ/Invesco Global Portfolio

EQ/Invesco International Growth Portfolio

EQ/MFS International Intrinsic Value Portfolio

1290 VT Low Volatility Global Equity Portfolio

1290 SmartBeta Equity Fund

1290 VT SmartBeta Equity Portfolio

†	All of the Underlying Portfolios listed below are managed by FMG LLC.

THE PORTFOLIOS AT A GLANCE (cont’d)

Charter Allocation Portfolios

Alternative

Absolute Return/Multi-Strategies	Currency	Managed Futures

Eaton Vance Global Macro Absolute Return Fund 1290 VT GAMCO Mergers & Acquisitions Portfolio* Franklin K2 Alternative Strategies Fund JPMorgan Diversified Alternatives ETF	Invesco DB G10 Currency Harvest Fund	Altegris Managed Futures Strategy Fund AQR Managed Futures Strategy Fund JPMorgan Managed Futures Strategy ETF WisdomTree® Managed Futures Strategy Fund

Commodities

Goldman Sachs Commodity Strategy Fund

iShares® MSCI Global Agriculture Producers ETF

iShares® U.S. Oil & Gas Exploration
and Production ETF

Invesco DB Agriculture Fund

Invesco DB Commodity Index Tracking Fund

Invesco DB Energy Fund

Invesco DB Oil Fund

Convertible Securities

1290 VT Convertible Securities Portfolio*

Covered Call Writing

Invesco S&P 500 BuyWrite ETF

Global Infrastructure

iShares® Emerging Markets Infrastructure ETF

iShares® Global Infrastructure ETF

Global Real Estate

1290 VT Real Estate Portfolio*

Listed Private Equity

ALPS/Red Rocks Listed Private Equity Fund

Invesco Global Listed Private Equity ETF

Long/Short Credit

BlackRock Global Long/Short Credit Fund

Merger Arbitrage

1290 VT GAMCO Mergers & Acquisitions Portfolio*

Natural Resources

1290 VT Natural Resources Portfolio*

1290 VT Energy Portfolio*

Precious and Base Metals

iShares® MSCI Global Gold Miners ETF

Invesco DB Base Metals Fund

Invesco DB Gold Fund

Invesco DB Precious Metals Fund

Invesco DB Silver Fund

Equity

Domestic Large Cap Equity

EQ/Loomis Sayles Growth Portfolio*

EQ/BlackRock Basic Value Equity Portfolio*

1290 VT Equity Income Portfolio*

EQ/Capital Group Research Portfolio*

EQ/Invesco Comstock Portfolio*

EQ/JPMorgan Value Opportunities Portfolio*

EQ/T. Rowe Price Growth Stock Portfolio*

EQ/ClearBridge Large Cap Growth Portfolio*

Domestic Mid Cap Equity

EQ/Janus Enterprise Portfolio*

Multimanager Mid Cap Growth Portfolio*

Multimanager Mid Cap Value Portfolio*

Domestic Small Cap Equity 1290 VT Small Cap Value Portfolio* EQ/Morgan Stanley Small Cap Growth Portfolio* EQ/AB Small Cap Growth Portfolio* 1290 VT GAMCO Small Company Value Portfolio*	Global Equity 1290 VT SmartBeta Equity Portfolio* 1290 VT Low Volatility Global Equity Portfolio*

Domestic Micro Cap Equity

1290 VT Micro Cap Portfolio*

iShares® Micro-Cap ETF

Emerging Markets Equity

EQ/Emerging Markets Equity PLUS Portfolio*

SPDR® S&P® Emerging Markets Dividend ETF

Templeton Developing Markets Trust

Emerging Markets Small Cap

SPDR® S&P® Emerging Markets Small Cap ETF

Templeton Emerging Markets Small Cap Fund

Frontier Markets

iShares® MSCI Frontier 100 ETF

Morgan Stanley Institutional Fund, Inc. Frontier Emerging Markets Portfolio

International Developed Equity

EQ/International Equity Index Portfolio*

EQ/MFS International Growth Portfolio*

EQ/MFS International Intrinsic Value Portfolio*

International/Global Small Cap Equity

iShares® MSCI EAFE Small-Cap ETF

Templeton Global Smaller Companies Fund

*	Underlying Portfolio managed by FMG LLC.

THE PORTFOLIOS AT A GLANCE (cont’d)

Fixed Income

Bank Loans

Invesco Senior Loan ETF

Emerging Markets Debt

iShares® J.P. Morgan USD Emerging Markets Bond ETF

PIMCO Emerging Markets Bond Fund

Floating Rate Securities

Eaton Vance Floating-Rate Fund

iShares® Floating Rate Bond ETF

SPDR® Bloomberg Barclays Investment Grade Floating Rate ETF

Global Bond

EQ/Global Bond PLUS Portfolio*

Templeton Global Bond Fund

High Yield Bond

1290 VT High Yield Bond Portfolio*

iShares® Emerging Markets High Yield Bond ETF

Loomis Sayles Strategic Income Fund

Invesco Global Short Term High Yield Bond ETF

SPDR® Bloomberg Barclays Short Term High Yield Bond ETF

SPDR® Nuveen S&P High Yield Municipal Bond ETF

Inflation Linked Securities

EQ/PIMCO Global Real Return Portfolio*

SPDR® FTSE International Government Inflation-Protected Bond ETF

Vanguard Short-Term Inflation-Protected Securities ETF

International Bond

EQ/Global Bond PLUS Portfolio*

iShares® International Treasury Bond ETF

PIMCO International Bond Fund (Unhedged)

SPDR® Bloomberg Barclays International Corporate Bond ETF

Vanguard Total International Bond ETF

Money Market

EQ/Money Market Portfolio*

Government Bond

EQ/Intermediate Government Bond Portfolio*

Vanguard Mortgage-Backed Securities ETF

Investment Grade Bond

1290 VT DoubleLine Opportunistic Bond Portfolio*

BlackRock Strategic Income Opportunities Portfolio

EQ/Core Bond Index Portfolio*

EQ/Quality Bond PLUS Portfolio*

iShares® Aaa-A Rated Corporate Bond ETF

iShares CMBS ETF

iShares® iBoxx $Investment Grade Corporate Bond ETF

Multimanager Core Bond Portfolio*

Short Term Investment Grade Bond

EQ/PIMCO Ultra Short Bond Portfolio*

Target Allocation Portfolios†

Investment Grade Bond

EQ/Core Bond Index Portfolio

EQ/Global Bond PLUS Portfolio

EQ/PIMCO Global Real Return Portfolio

EQ/PIMCO Ultra Short Bond Portfolio

EQ/Quality Bond PLUS Portfolio

High Yield Bond

1290 VT High Yield Bond Portfolio

International Equities

EQ/Emerging Markets Equity PLUS Portfolio

EQ/MFS International Growth Portfolio

EQ/International Equity Index Portfolio

Large Cap Equities

EQ/BlackRock Basic Value Equity Portfolio

EQ/Equity 500 Index Portfolio

EQ/T. Rowe Price Growth Stock Portfolio

Multimanager Aggressive Equity Portfolio

Small/Mid Cap Equities

EQ/AB Small Cap Growth Portfolio

EQ/American Century Mid Cap Value Portfolio

1290 VT GAMCO Small Company Value Portfolio

EQ/Janus Enterprise Portfolio

EQ/Small Company Index Portfolio

Multimanager Mid Cap Growth Portfolio

Multimanager Mid Cap Value Portfolio

*	Underlying Portfolio managed by FMG LLC.
†	All of the Underlying Portfolios listed below are managed by FMG LLC.

Please note that the Underlying Portfolios managed by FMG LLC (but not the unaffiliated Underlying Portfolios and Underlying ETFs) may already be available directly as an investment option in your Contract and that an investor in any of the Portfolios bears both the expenses of the particular EQ Allocation Portfolio, Charter Allocation Portfolio or Target Allocation Portfolio, as well as the indirect expenses associated with the Underlying Portfolios and/or Underlying ETFs. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios and/or Underlying ETFs of an EQ Allocation Portfolio, Charter Allocation Portfolio or Target Allocation Portfolio instead of in the EQ Allocation Portfolio, Charter Allocation Portfolio or Target Allocation Portfolio itself. However, not all of the Underlying Portfolios of an EQ Allocation Portfolio, Charter Allocation Portfolio or Target Allocation Portfolio may be available as an investment option in your Contract and none of the Underlying ETFs are available as an investment option in your Contract. In addition, an investor who chooses to invest directly in the Underlying Portfolios and/or Underlying ETFs would not receive the asset allocation and rebalancing services provided by the Adviser.

MORE ABOUT INVESTMENT STRATEGIES & RISKS

More about Investment Strategies

Changes in Investment Objectives and Investment Strategies

As described in this Prospectus, each Portfolio has its own investment objective(s), policies and strategies. There is no assurance that a Portfolio will achieve its investment objective. The investment objective of each Portfolio may be changed without prior notice or shareholder approval. All investment policies and strategies that are not specifically designated as fundamental also may be changed without prior notice or shareholder approval. In addition, to the extent a Portfolio is new or is undergoing a transition (such as a rebalancing, merger, reorganization, conversion or experiencing large inflows or outflows) or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategies.

80% Policies

Each of the following Charter Allocation Portfolios has a policy that it will invest at least 80% of its net assets, plus borrowings for investment purposes, in a particular type of investment connoted by its name, as described in the section of the Prospectus entitled “Investments, Risks, and Performance”: Charter Small Cap Growth Portfolio and Charter Small Cap Value Portfolio. For purposes of complying with such a Portfolio’s 80% policy, the Adviser will identify Underlying Portfolios and Underlying ETFs in which to invest by reference to such Underlying Portfolio’s or Underlying ETF’s name and investment policies at the time of investment. An Underlying Portfolio or Underlying ETF that changes its name or investment policies subsequent to the time of the Portfolio’s investment may continue to be considered an appropriate investment for purposes of the 80% policy. Each such policy is subject to change only upon at least sixty (60) days’ prior notice to shareholders of the affected Portfolio.

Additional Information About the Investment Strategies

The following provides additional information regarding the principal investment strategies of the Portfolios as discussed in “Investments, Risks, and Performance — Principal Investment Strategies of the Portfolio” and provides information regarding additional investment strategies that the Portfolios may employ. The Portfolios also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the Portfolios’ Statement of Additional Information (“SAI”).

Securities of Other Investment Companies.  Each Portfolio invests primarily in Underlying Portfolios and/or Underlying ETFs. Accordingly, each Portfolio’s performance depends upon a favorable allocation by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”) among the Underlying Portfolios and Underlying ETFs, as applicable, as well as the ability of the Underlying Portfolios and/or Underlying ETFs to generate favorable performance. The Underlying Portfolios are other mutual funds that are managed by the Adviser and sub-advised by one or more investment sub-advisers (“Sub-Adviser”), which may include affiliates of the Adviser, and other investment companies (including open-end and closed-end investment companies) that are managed by investment managers other than the Adviser. ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. An index-based ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Russell or Morgan Stanley Capital International (“MSCI”)) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based ETF generally holds the same stocks, bonds or other instruments as the index it seeks to track (or it may hold a representative sample of such instruments). Accordingly, an index-based ETF is designed so that its performance will correspond with that of the index it seeks to track. ETFs also may be actively managed.

Each Portfolio has target investment percentages (an approximate percentage of such Portfolio’s assets invested in a particular asset category — e.g., commodities, global real estate, domestic large cap equity, international developed equity, emerging markets debt, and inflation linked securities — as represented by the primary holdings, as described in the prospectuses, of the Underlying Portfolios and Underlying ETFs, as applicable).

Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), which prohibit the acquisition of shares of other investment companies in excess of certain limits. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which the Portfolios rely to invest in other investment companies in excess of these limits, subject to certain conditions. In addition, many ETFs have obtained exemptive relief from the Securities and Exchange Commission (“SEC”) to permit unaffiliated funds (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Portfolios rely on these exemptive orders in investing in ETFs.

U.S. Government Securities.  Each Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

Cash and Short-Term Investments.  Each Portfolio may hold cash or invest in short-term paper and other short-term investments (instead of being allocated to an Underlying Portfolio or Underlying ETF) as deemed appropriate by the Adviser. Short-term paper generally includes any note, draft bill of exchange or banker’s acceptance payable on demand or having a maturity at the time of issuance that does not exceed nine months or any renewal thereof payable on demand or having a maturity that is likewise limited.

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

Each Portfolio also may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Adviser. To the extent a Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies by the 1940 Act.

Generally, these securities offer less potential for gains than other types of securities.

Alternative Investments.  Non-traditional (alternative) investments are alternatives to traditional equity (stocks) or fixed income (bonds and cash) investments. Alternative investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Alternative investments use a different approach to investing than do traditional investments. This approach may involve, for example, seeking excess returns that are not tied to traditional investment benchmarks (absolute return); taking both long and short positions in credit-sensitive securities (e.g., long/short credit); holding private securities instead of publicly traded securities (e.g., listed private equity); taking both long and short positions in futures contracts (e.g., managed futures); seeking to benefit from price movements caused by anticipated corporate events, such as mergers, acquisitions, or other special situations (e.g., merger arbitrage); or using derivatives or hedging strategies. This approach also may involve investing in a variety of alternative strategies (e.g., multi strategies). Many alternative investment strategies are designed to help reduce the role of overall market direction in determining return.

Portfolio Turnover.  The Portfolios do not restrict the frequency of trading to limit expenses. The Portfolios may engage in active and frequent trading of portfolio securities to achieve their investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Temporary Defensive Investments.  For temporary defensive purposes in response to adverse market, economic, political or other conditions, each Portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent a Portfolio is invested in these instruments, the Portfolio will not be pursuing its principal investment strategies and may not achieve its investment objective. In addition, each Portfolio may deviate from its asset allocation targets and target investment percentages for defensive purposes.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Each Charter Allocation Portfolio and EQ Allocation Portfolio follows a distinct set of investment strategies. Each Target Allocation Portfolio follows a similar investment strategy; however, a Target Allocation Portfolio’s allocation among Underlying Portfolios will vary depending on its retirement date, and therefore its exposure to risk will vary. Consequently, each Portfolio may be subject to different risks. Some of the risks of investing in the Portfolios are discussed below, including the principal risks of the Portfolios as discussed in “Investments, Risks, and Performance — The Principal Risks of Investing in the Portfolio.” However, other factors may also affect each Portfolio’s investment results. There is no assurance that a Portfolio will achieve its investment objective(s) or that it will not lose value.

To the extent a Portfolio invests in Underlying Portfolios or Underlying ETFs that invest primarily in certain types of securities or other instruments (such as equity securities and other equity instruments, fixed income securities and other fixed income instruments, foreign securities, or alternative investments), the performance of the Portfolio will be subject to the risks of investing in such securities or other instruments.

The Underlying Portfolios and Underlying ETFs have principal investment strategies that come with inherent risks. Certain Underlying Portfolios and Underlying ETFs may emphasize different market sectors. More information about the Underlying Portfolios and Underlying ETFs is available in their respective prospectuses.

In each of the risk categories below, risks are described in alphabetical order and not in order of importance or potential exposure.

General Risks of the Portfolios and the Underlying Portfolios and Underlying ETFs

Each of the Portfolios and the Underlying Portfolios and Underlying ETFs may be subject to certain general investment risks, as discussed below. In this section, the term “Portfolio” may include a Charter Allocation Portfolio, EQ Allocation Portfolio, Target Allocation Portfolio, an Underlying Portfolio, an Underlying ETF, or all of the above.

Affiliated Portfolio Risk.  In managing a Portfolio that invests in Underlying Portfolios, the Adviser will have the authority to select and substitute the Underlying Portfolios. The Adviser is subject to conflicts of interest in allocating a Portfolio’s assets among the various Underlying Portfolios because the revenue it receives from some of the Underlying Portfolios is higher than the revenue it receives from other Underlying Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

A Portfolio investing in Underlying Portfolios may from time to time own or control a significant percentage of an Underlying Portfolio’s shares. Accordingly, an Underlying Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such a Portfolio. These inflows and outflows may be frequent and could negatively affect an Underlying

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Portfolio’s and, in turn, a Portfolio’s net asset value and performance and could cause an Underlying Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for an Underlying Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect an Underlying Portfolio’s and, in turn, a Portfolio’s ability to meet shareholder redemption requests or could limit an Underlying Portfolio’s and, in turn, a Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Adviser also may be subject to conflicts of interest in selecting shares of Underlying Portfolios for redemption and in deciding whether and when to redeem such shares. In addition, these inflows and outflows could increase an Underlying Portfolio’s and, in turn, a Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause an Underlying Portfolio’s and, in turn, a Portfolio’s, actual expenses to increase, or could result in an Underlying Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Underlying Portfolio’s and, in turn, a Portfolio’s expense ratio. Consistent with its fiduciary duties, the Adviser seeks to implement each Portfolio’s and each Underlying Portfolio’s investment program in a manner that is in the best interest of that Portfolio and Underlying Portfolio and that is consistent with its investment objective, policies, and strategies.

Alternative Investment Risk.  To the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in non-traditional (alternative) investments, the Portfolio will be subject to the risks associated with such investments. Alternative investments may involve a different approach to investing than do traditional investments (stocks, bonds, and cash) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform as expected. Alternative investments can be highly volatile, are often less liquid, particularly in periods of stress, and are generally more complex and less transparent than traditional investments. Alternative investments also may have more complicated tax considerations than traditional investments. In addition, the performance of alternative investments may be more dependent on the Adviser’s experience and skill than the performance of traditional investments. The use of alternative investments may not achieve the desired effect and may result in losses to a Portfolio.

Asset Allocation Risk.  The investment performance of an allocation Portfolio depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause a Portfolio to lose value, may not produce the desired results, or may cause a Portfolio’s results to lag relevant benchmarks or other portfolios with similar investment objectives. For example, weighting equity securities too heavily during a stock market decline may result in a failure to preserve capital. Conversely, weighting debt securities too heavily during a period of stock market appreciation may result in lower total return.

Cash Management Risk.  Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, a Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, a Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, a Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect a Portfolio’s performance due to missed investment opportunities and may also subject a Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations, and costs, such as any fees imposed for large cash balances.

Concentration Risk.  If an Underlying Portfolio or Underlying ETF concentrates, or invests a higher percentage of its assets, in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, that Underlying Portfolio or Underlying ETF may be adversely affected by the performance of those securities, may be subject to increased price volatility, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

Counterparty Risk.  A Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance or non-performance by, another party to a transaction.

Cybersecurity and Operational Risk.  A Portfolio and its service providers, and your ability to transact with a Portfolio, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a Portfolio or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial adverse impact on a Portfolio and its shareholders.

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The occurrence of any of these problems could result in a loss of information, the inability to process Portfolio transactions or calculate a Portfolio’s net asset value, violations of applicable privacy and other laws, regulatory scrutiny, penalties, fines, reputational damage, additional compliance costs or other consequences, any of which could have a material adverse effect on a Portfolio or its shareholders. The Adviser, through its monitoring and oversight of Portfolio service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. However, it is not possible for the Adviser or Portfolio service providers to identify all of the cybersecurity or other operational risks that may affect a Portfolio or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which a Portfolio invests are heavily dependent on computers for data storage and operations and require ready access to the internet to conduct their businesses. Thus, cybersecurity incidents could also affect issuers of securities in which a Portfolio invests, leading to significant loss of value. A Portfolio may incur substantial costs to prevent or address cybersecurity incidents in the future.

Derivatives Risk.  A derivative instrument is generally an investment contract the value of which depends upon (or is derived from), in whole or in part, the value of an underlying asset, reference rate, index or event (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). A Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Examples of derivative instruments include, among others, futures contracts, options contracts, options on futures contracts, forward contracts, and swaps. The following provides a more general discussion of important risk factors (e.g., management risk, leveraging risk, liquidity risk, market and interest rate risk, counterparty and credit risk, and other risks) relating to all derivative instruments that a Portfolio may use. A discussion of additional risks associated with particular derivative instruments follows the general discussion, and particular derivative instruments are discussed in more detail under “Additional Investment Strategies and Risks” in the Statement of Additional Information.

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Management Risk:  Derivative products are highly specialized instruments. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. The use of a derivative requires an understanding not only of the underlying asset, reference rate, index or event, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

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Leveraging Risk:  Derivatives may be leveraged such that a small investment can have a significant impact on a Portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain, and a Portfolio could lose more than the amount it invested. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be small relative to the investment exposure assumed, leaving more assets to be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that a rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses. Some derivatives can have the potential for unlimited losses.

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Liquidity Risk:  It may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives, and the resulting inability of a Portfolio to sell or otherwise close out a derivatives position, could expose the Portfolio to losses and could make such derivatives more difficult for the Portfolio to value accurately. When a Portfolio uses derivatives, it likely will be required to provide margin or collateral and/or segregate cash or other liquid assets. Assets segregated to cover these transactions may decline in value, may become illiquid, and are not available to meet redemptions. The need to segregate assets also could limit a Portfolio’s ability to pursue other opportunities as they arise.

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Market and Interest Rate Risk:  Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. The successful use of derivatives will usually depend on the Adviser’s ability to accurately forecast movements in the market relating to the underlying asset, reference rate, index or event. If the Adviser does not predict correctly the direction of asset prices, interest rates and other economic factors, a Portfolio’s derivatives positions could lose value. Derivatives may not behave as anticipated by a Portfolio, especially in abnormal market conditions. Derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. While some derivatives strategies can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other Portfolio investments.

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Counterparty and Credit Risk:  A Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. To the extent a Portfolio has significant exposure to a single counterparty or small group of counterparties, this risk will be particularly pronounced. In addition, derivatives traded over-the-counter that are uncleared do not benefit from the protections provided by exchanges and central counterparties (derivatives clearing organizations and clearing corporations) in the event that a counterparty is unable or unwilling to fulfill its contractual obligation. Such uncleared over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives that are cleared by a central counterparty.

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Other Risks:  Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Changes in the value of a derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index. When a derivative is used as a hedge against a position that a Portfolio holds, any loss generated by the derivative should generally be offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Portfolio’s hedging transactions will be effective. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Portfolio will engage in derivative transactions to reduce exposure to other risks when that might be beneficial or that, if used, such strategies will be successful. Derivatives also may involve fees, commissions, or other costs that may reduce a Portfolio’s gains or exacerbate its losses from the derivatives.

The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income a Portfolio realizes from its investments. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. The federal income tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service.

Legislative and regulatory developments may limit the availability of certain derivatives, may make the use of derivatives by a Portfolio more costly, and may otherwise adversely impact the performance and value of derivatives. Such developments may also impact a Portfolio’s ability to invest, or remain invested, in certain derivatives and subject a Portfolio to additional recordkeeping and reporting requirements. For example, future regulations may require a Portfolio to comply with specific exposure or position limitations and may impose additional requirements on the assets used to cover the Portfolio’s derivatives transactions. The Adviser may also make trading decisions for other portfolios and clients that may restrict the amount of trading it may engage in on behalf of a Portfolio. Legislation or regulation may also change the way in which a Portfolio itself is regulated. There can be no assurance that any new governmental regulation will not adversely affect a Portfolio’s ability to achieve its investment objective.

A discussion of additional risks associated with particular derivative instruments follows:

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Futures Contract Risk:  There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio’s access to other assets held to cover its futures positions could also be impaired.

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Options Contract Risk:  By writing put options, a Portfolio takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When a Portfolio writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and a Portfolio is not able to close out its written put options, it may result in substantial losses to the Portfolio. By writing a call option, a Portfolio may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, a Portfolio must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. When a Portfolio writes a covered call option, it gives up the opportunity to profit from a price increase in the underlying instrument above the strike price. If a covered call option that a Portfolio has written is exercised, the Portfolio will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Portfolio

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purchased the instrument and the strike price of the option. A Portfolio will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options. In the case of a covered call, the premium received may be offset by a decline in the market value of the underlying instrument during the option period. If an option that a Portfolio has purchased is never exercised or closed out, the Portfolio will lose the amount of the premium it paid and the use of those funds.

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Forward Contract Risk:  There are no limits on daily price fluctuations of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (i.e., the difference between the price at which the counterparty is prepared to buy and the price at which it is prepared to sell).

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Swaps Risk:  Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that a Portfolio is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that a Portfolio is contractually entitled to receive. As a seller of a credit default swap, a Portfolio effectively adds economic leverage because, in addition to its total net assets, the Portfolio is subject to investment exposure on the entire notional amount of the contract. See “Leveraging Risk” above. Additionally, holding a position in a credit default swap could result in losses if a Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for certain swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

Index Strategy Risk.  A Portfolio (or a portion thereof) that employs an index strategy generally invests in all of the securities included in (or “replicates”) an index or invests in a representative sampling of such securities, regardless of market trends, to seek to track the performance of an unmanaged index of securities, whereas an actively managed Portfolio (or portion thereof) typically seeks to outperform a benchmark index. A Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. To the extent the companies represented in the index are concentrated in particular sectors or industries, a Portfolio will be subject to investment concentration risk. In addition, although the index strategy attempts to closely track the relevant index, a Portfolio may not invest in all of the securities in the index. Also, unlike index performance, a Portfolio’s performance will be reduced by its fees and expenses. Cash flow into and out of a Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match or achieve a high degree of correlation to that of the relevant index. Tracking error may cause a Portfolio’s performance to be less than expected. In addition, to the extent a Portfolio’s investments track the relevant index, the Portfolio may underperform other Portfolios that invest more broadly.

To the extent that the securities of a limited number of companies represent a significant percentage of the relevant index, a Portfolio may be subject to more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. A Portfolio may experience greater performance volatility than a portfolio that seeks to track the performance of an index that is more broadly diversified.

To the extent a Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index. A Portfolio’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development with respect to an issuer of securities held by the Portfolio could result in a greater decline in net asset value than would be the case if the Portfolio held all of the securities in the index.

Insurance Fund Risk.  The Portfolios are available through Contracts offered by insurance company affiliates of the Adviser, and the Portfolios may be used to fund all or a portion of certain benefits and guarantees available under the Contracts. To the extent the assets in a Portfolio are insufficient to fund those benefits and guarantees, the Adviser’s insurance company affiliates might otherwise be obligated to fulfill them out of their own resources. The Adviser is subject to conflicts of interest in connection with providing advice to, or developing strategies and modeling tools used to manage, a Portfolio (e.g., with respect to the allocation of assets among Underlying Portfolios or between passively and actively managed portions of a Portfolio and the development and implementation of the modeling tools used to manage a Portfolio). The performance of a Portfolio may impact the obligations and financial exposure of the Adviser’s insurance company affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option, and the ability of an insurance company affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Adviser’s investment decisions and the design of the Portfolios may be influenced by these factors. For example,

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the Portfolios or modeling tools and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company affiliates that provide the benefits and guarantees and offer the Portfolios as investment options in their products, and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The financial benefits to the Adviser’s insurance company affiliates may be material. The performance of a Portfolio also may adversely impact the value of Contracts that offer the Portfolio as an investment option and could suppress the value of the benefits and guarantees offered under a Contract. Please refer to your Contract prospectus for more information about any benefits and guarantees offered under the Contract. Consistent with its fiduciary duties, the Adviser seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Investment Style Risk.  A Portfolio may use a particular style or set of styles — for example, growth or value investing styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. A Portfolio using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such a Portfolio also prefers companies with a competitive advantage such as unique management, marketing or research and development. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. A Portfolio using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Issuer-Specific Risk.  The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. Certain unanticipated events, such as litigation or natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Large Shareholder Risk.  A significant percentage of a Portfolio’s shares may be owned or controlled by the Adviser and its affiliates or other large shareholders, including primarily insurance company separate accounts. Accordingly, a Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution and other transactions by affiliates of the Adviser. These inflows and outflows may be frequent and could negatively affect a Portfolio’s net asset value and performance, and could cause a Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for a Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect a Portfolio’s ability to meet shareholder redemption requests or could limit a Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Adviser or its affiliates also may be subject to conflicts of interest in selecting shares of Portfolios for redemption and in deciding whether and when to redeem such shares. In addition, these inflows and outflows could increase a Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause a Portfolio’s actual expenses to increase, or could result in a Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Portfolio’s expense ratio.

Leveraging Risk.  When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to a Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, or have embedded leverage, relatively small market fluctuations can result in large changes in the value of such investments. In addition, the costs that a Portfolio pays to engage in

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these practices are additional costs borne by the Portfolio and could reduce or eliminate any net investment profits. Unless the profits from engaging in these practices exceed the costs of engaging in these practices, the use of leverage will diminish the investment performance of a Portfolio compared with what it would have been had the Portfolio not used leverage. There can be no assurance that a Portfolio’s use of any leverage will be successful. When a Portfolio utilizes certain of these practices, it must comply with certain asset segregation requirements, which at times may require the Portfolio to dispose of some of its holdings at an unfavorable time or price. The need to segregate assets also could limit a Portfolio’s ability to pursue its objectives or other opportunities as they arise.

Liquidity Risk.   From time to time, there may be little or no active trading market for a particular investment in which a Portfolio may invest or is invested due to a variety of circumstances, including but not limited to deterioration in the financial condition of an issuer or issuers in a particular industry or market segment, periods of economic and market stress, changes in investor perceptions regarding an issuer or industry, periods of market volatility that trigger market circuit breakers that halt trading in securities or close markets entirely, planned market closures, shortened trading hours, extended market holidays, and other reasons. In such a market, the value of such investments and a Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve a Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, a Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Judgment plays a greater role in valuing illiquid investments than investments with more active markets, and there is a greater risk that the investments may not be sold for the price at which a Portfolio is carrying them. A Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. In addition, the trading market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. An inability to sell a portfolio position can adversely affect a Portfolio’s value or prevent a Portfolio from being able to take advantage of other investment opportunities. Market participants attempting to sell the same or a similar investment at the same time as a Portfolio could decrease the liquidity of such an investment, especially during periods of market stress. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect a Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Rule 22e-4 under the Investment Company Act mandates certain liquidity risk management practices for open-end funds (excluding money market funds), including the Portfolios. Among other things, the rule requires open-end funds, including the Portfolios, to establish, and the Portfolios have established, a liquidity risk management program to assess, manage, and periodically review the Portfolios’ liquidity risk, based on certain factors specified in the rule. The program is intended to reduce liquidity risk, but it may not work as intended. Analyses, judgments and decisions made in connection with administering the program may be incorrect or otherwise may not produce the desired results. In addition, changes in market conditions, which may occur rapidly and unpredictably, may adversely affect the administration of the program. Changes related to the rule may increase a Portfolio’s expenses, may negatively affect a Portfolio’s yield and return potential, and may not reduce a Portfolio’s liquidity risk.

Additional legislative or regulatory actions to address perceived liquidity or other issues in markets generally, or in particular markets such as the fixed income securities markets, may alter or impair a Portfolio’s ability to pursue its investment objectives or utilize certain investment strategies and techniques.

Market Risk.  A Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. The value of a security may decline due to factors that are specifically related to a particular company, as well as general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions, changes in the general outlook for corporate earnings, inflation, changes in interest rates or currency rates, lack of liquidity in the markets, or adverse investor sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole. The value of a security may also decline due to factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry.

Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Changes in value may be temporary or may last for extended periods. A Portfolio may experience a substantial or complete loss on any individual security. Even when securities markets perform well, there is no assurance that the investments held by a Portfolio will increase in value along with the broader market. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the prices of other securities rise or remain unchanged.

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The increasing interconnectedness of markets around the world may result in many markets being affected by events in a single country or events affecting a single or small number of issuers. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Furthermore, scientific consensus indicates that elevated concentration of greenhouse gas emissions in the atmosphere is contributing to climate change. Impacts from climate change may include significant risks to global financial assets and economic growth. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Portfolio investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.

In addition, markets and market-participants are increasingly reliant on both publicly available and proprietary information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Multiple Sub-Adviser Risk.  The Adviser may allocate a Portfolio’s assets among multiple Sub-Advisers, each of which is responsible for investing its allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Adviser in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may not work together as planned, which could adversely affect a Portfolio’s performance. In addition, because each Sub-Adviser manages its allocated portion of a Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Portfolio’s holdings. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate for its allocated portion of the Portfolio when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of a Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Adviser seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

New Portfolio Risk.  Certain Portfolios may be relatively new and small with limited operating history. A new Portfolio’s performance may not represent how the Portfolio is expected to or may perform in the long-term and a Portfolio may not be successful in implementing its respective investment strategies. Portfolio performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after the Portfolio is fully invested. In addition, investment positions may have a disproportionate impact (negative or positive) on performance in new Portfolios. There can be no assurance that such Portfolios will grow to or maintain an economically viable size, which could result in a Portfolio, including a Portfolio offered by this Prospectus, being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Non-Diversified Portfolio Risk.   A non-diversified Portfolio may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Portfolio’s performance may be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund

Portfolio Management Risk.  A Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to a Portfolio. In addition, many processes used in Portfolio management, including

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security selection, rely, in whole or in part, on the use of various technologies, some of which are created or maintained by an investment manager or its affiliates and some of which are created or maintained by third parties. A Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. Imperfections, errors or limitations may go undetected, possibly for quite some time, which could adversely affect decision making for a Portfolio, as well as a Portfolio’s operations or performance. There can be no assurance that the use of these technologies will result in effective investment decisions for a Portfolio.

Portfolio Turnover Risk.  High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return. A Portfolio that adopts new investment objectives or policies or portfolio management strategies and/or undergoes a reorganization with another Portfolio may experience substantially increased portfolio turnover due to the differences between the Portfolio’s previous and current investment objectives and policies and portfolio management strategies.

Recent Market Conditions Risk.  An outbreak of respiratory disease caused by a novel coronavirus (COVID-19) was first detected in China in late 2019 and subsequently spread globally. As of the date of this Prospectus, the impact of the outbreak has been rapidly evolving, and cases of the virus have continued to be identified in most developed and emerging countries throughout the world. The transmission of COVID-19 and efforts to contain its spread have resulted in significant disruptions to business operations, supply chains and customer activity, widespread business closures and layoffs, international, national and local border closings, extended quarantines and stay-at-home orders, event cancellations, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, as well as general concern and uncertainty that has negatively affected the global economy. These circumstances are evolving, and further developments could result in additional disruptions and uncertainty. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of the COVID-19 pandemic may last for an extended period of time and could result in a substantial economic downturn or recession.

Health crises caused by pandemics, such as the COVID-19 outbreak, may exacerbate other pre-existing political, social, economic, and financial risks. The impact of the coronavirus outbreak, and other epidemics and pandemics that may arise in the future, could result in a general decline in the global economy, and negatively affect the performance of individual countries, industries, or sectors in significant and unforeseen ways. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular companies, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. All of these risks may have a material adverse effect on the performance and financial condition of the securities in which the Portfolios invest, and on the overall performance of a Portfolio.

The U.S. federal government and certain foreign central banks have taken a variety of unprecedented actions to stimulate the economy and calm the financial markets. For example, in March 2020, the U.S. government adopted the largest economic stimulus package in recent history, estimated at $2 trillion, which is aimed at supporting American workers and businesses adversely affected by economic upheaval stemming from the COVID-19 pandemic. The law provides for loans and other disbursements to a wide swath of the economy, including direct payments to Americans and loans to large and small companies, as well as expanding unemployment insurance. The ultimate effect of these efforts is not yet known, and they may not be successful.

In the future, the U.S. federal government or other governments may take actions that could affect the overall economy as well as the securities in which the Portfolios invest, the markets in which they trade, or the issuers of such securities, in ways that are unforeseen. Governmental and quasi-governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve (the “Fed”), have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. Certain of those policy changes have been or are being implemented or considered in response to the COVID-19 pandemic. The Fed has spent hundreds of billions of dollars to keep credit flowing through short-term money markets since mid-September 2019 when a shortage of liquidity caused a spike in overnight borrowing rates, and again in 2020 with large stimulus initiatives intended to respond to economic stresses stemming from the COVID-19 pandemic. The Fed has signaled that it plans to maintain its interventions at an elevated level. Changes in government policies or central banks could negatively affect the value and liquidity of a Portfolio’s investments and cause it to lose money, and there can be no assurance that the initiatives undertaken by governments and central banks will be successful.

The COVID-19 outbreak, and future pandemics, could also impair the information technology and other operational systems upon which the Adviser relies, and could otherwise disrupt the ability of a Portfolio’s service providers to perform essential tasks. Such impacts could impair a Portfolio’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of a Portfolio’s service providers, and negatively impact a Portfolio’s performance. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately value its investments.

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Markets generally and the energy sector specifically, including MLPs and energy companies in which certain Portfolios invest, have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of the coronavirus and by price competition among key oil producing countries.

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. The rise in protectionist trade policies, and changes to some major international trade agreements and the potential for changes to others, could affect the economies of many countries in ways that cannot necessarily be foreseen at the present time. Political and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Financial markets in the United States and China have been sensitive to the outlook for resolving ongoing U.S.-China trade disputes.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the United States and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate change or other significant policy initiatives, whether brought about by U.S. policy makers or by dislocations in world markets. Extremely low or negative interest rates may become more prevalent. To the extent a Portfolio has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Portfolio would generate a negative return on that investment. Similarly, negative rates on investments by a fund that is a money market fund would make it difficult, if not impossible, for the fund to maintain a stable $1 net asset value per share without financial support from the fund’s sponsor or other persons. There is no assurance that such support would be provided, which could lead to losses on investments in the fund, including on investments by a Portfolio that uses the fund as an investment option for the Portfolio’s uninvested cash. While negative yields may reduce the demand, liquidity and valuation of fixed income investments, investors may be willing to continue to purchase such investments for a number of reasons, including, but not limited to, price insensitivity, arbitrage opportunities across fixed income markets or rules-based investment strategies. If negative interest rates become more prevalent, investors may over time seek to reallocate assets to other income-producing assets or equity investments that pay a dividend, which may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives.

Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The United States is also said to be considering significant new investments in infrastructure, national defense and other spending priorities which, coupled with lower federal tax rates, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.

The implementation and the resulting impact of the United Kingdom’s January 31, 2020 departure from the European Union (the “EU”), commonly referred to as “Brexit,” remain uncertain. The effect on the economies of the United Kingdom and the EU will likely depend on the nature of trade relations between the United Kingdom and the EU and other major economies following Brexit, which are subject to negotiation. During a transition period that will extend to December 2020, and that can be extended for an additional period, the United Kingdom will have access to the EU single market and be subject to EU regulation. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies.

In addition, global climate change may have an adverse effect on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a storm-driven increase in flooding could cause coastal properties to lose value or become unmarketable altogether. Large wildfires driven by high winds and prolonged drought may devastate entire communities and may be very costly to any business found to be responsible for the fire or conducting operations in affected areas. These losses could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these effects might unfold. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may never recover their value.

Redemption Risk.  A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Redemption risk also is greater to the extent that one or more investors control a large percentage of investments in a Portfolio, have short investment horizons, or have unpredictable cash flow needs. Heavy redemptions could hurt a Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase

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redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Regulatory Risk.  Each Portfolio is subject to a variety of laws and regulations that govern its operations. Each Portfolio is subject to regulation by the Securities and Exchange Commission (“SEC”) and is also subject to regulations imposed by other governmental regulatory authorities and self-regulatory organizations. Similarly, the businesses and other issuers of the securities and other instruments in which a Portfolio invests are also subject to considerable regulation. These laws and regulations are subject to change. A change in laws or regulations may materially impact a Portfolio, a security, business, sector or market. For example, a change in laws or regulations made by the government or a regulatory body may impact the ability of a Portfolio to achieve its investment objective, may impact the Portfolio’s investment policies or strategies, or may reduce the attractiveness of an investment. A Portfolio also may incur additional costs to comply with any new requirements as well as to monitor for compliance with any new requirements going forward. A Portfolio also may be adversely affected by changes in the interpretation or enforcement of existing laws or regulations.

Repurchase Agreements Risk.  Repurchase agreements carry certain risks, including risks that are not associated with direct investments in securities. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, a Portfolio would look to the collateral underlying the seller’s repurchase agreement, including the securities or other obligations subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Portfolio. A Portfolio’s right to liquidate the securities or other obligations subject to the repurchase agreement in the event of a default by the seller could involve certain costs and delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price (e.g., due to transactions costs or a decline in the value of the collateral), the Portfolio could suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred.

Risk Management.  The Adviser and Sub-Advisers undertake certain analyses with the intention of identifying particular types of risks and reducing a Portfolio’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate a Portfolio’s exposure to such events; at best, it can only reduce the possibility that the Portfolio will be affected by adverse events, and especially those risks that are not intrinsic to the Portfolio’s investment program. While the prospectus describes material risk factors associated with a Portfolio’s investment program, there is no assurance that as a particular situation unfolds in the markets, the Adviser or Sub-Advisers will identify all of the risks that might affect the Portfolio, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Portfolio’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Risks Related to Investments in Underlying Portfolios and Underlying ETFs.  A Portfolio that invests in Underlying Portfolios and Underlying ETFs will indirectly bear fees and expenses paid by those Underlying Portfolios and Underlying ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying Portfolios and Underlying ETFs, as well as the ability of the Underlying Portfolios and Underlying ETFs to generate favorable performance. The Underlying Portfolios’ and Underlying ETFs’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios and the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying Portfolios and Underlying ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios and Underlying ETFs to meet their investment objectives. In addition, because each Underlying Portfolio and Underlying ETF is managed independently, the same security may be held by different Underlying Portfolios and Underlying ETFs, or may be acquired for one portfolio at a time when another portfolio deems it appropriate to dispose of the security, resulting in higher indirect expenses without accomplishing any net investment result. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Portfolio or Underlying ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio or Underlying ETF, which will vary. A Portfolio does not control the investments of the Underlying Portfolios or Underlying ETFs, which may have different investment objectives and may engage in investment strategies that the Portfolio would not engage in directly. The Underlying Portfolios and Underlying ETFs may change their investment objectives or policies without the approval of a Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an Underlying Portfolio or Underlying ETF at a time and price that is unfavorable to the Portfolio.

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In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that such an Underlying ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation between an Underlying ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an Underlying ETF’s performance not to match the performance of its index. An Underlying ETF’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the Underlying ETF could result in a greater decline in net asset value than would be the case if the Underlying ETF held all of the securities in the index. To the extent the assets in the Underlying ETF are smaller, these risks will be greater. No ETF fully replicates its index, and an Underlying ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the Underlying ETF manager may not produce the intended results. Moreover, there is the risk that an Underlying ETF may value certain securities at a price higher than the price at which it can sell them. Secondary market trading in shares of Underlying ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the Underlying ETFs could be substantially and adversely affected. In addition, because Underlying ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an Underlying ETF may be different from the net asset value of such ETF (i.e., an Underlying ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Sector Risk.  To the extent a Portfolio invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect that sector, industry, or sub-sector. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. A Portfolio’s performance could also be affected if the sector, industry, or sub-sector does not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Securities Lending Risk.  A Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions to seek income. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. government or its agencies, or a standby letter of credit issued by qualified banks. A Portfolio could lose money on its investment of cash collateral. To the extent that portfolio securities acquired with such collateral have decreased in value, it may result in a Portfolio realizing a loss at a time when it would not otherwise do so. As such, securities lending may introduce leverage into a Portfolio. The risks of lending portfolio securities, as with other extensions of secured credit, also consist of possible delay in receiving additional collateral (to cover an increase in the market value of the loaned securities or a decrease in the value of any securities collateral) or in the recovery of the loaned securities or possible loss of rights in the collateral should the borrower fail financially. There is a risk that a borrower may default on its obligations to return loaned securities. Securities loans are subject to termination by a Portfolio (lender) or a borrower at any time. If a Portfolio terminates a securities loan, it will forego any income on the loan after the termination. Loans will be made only to firms deemed by the Adviser to be of good standing and approved by the Board and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Short Position Risk.  A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains. Short sales involve greater reliance on an investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, a Portfolio could be deemed to be employing a form of leverage, which creates special risks. A Portfolio’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Portfolio’s overall potential for loss more than it would be without the use of leverage. Market factors may prevent a Portfolio from closing out a short position at the most desirable time or at a favorable price. In addition, a lender of securities may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice. If this happens, the Portfolio may have to buy the securities sold short at an unfavorable price, which will potentially reduce or eliminate any gain or cause a loss to the Portfolio. When a Portfolio is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, a Portfolio may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize borrowings or the

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collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit a Portfolio’s ability to pursue other opportunities as they arise.

Sub-Adviser Selection Risk.  A Portfolio is subject to the risk that the Adviser’s process for selecting or replacing a Sub-Adviser and its decision to select or replace a Sub-Adviser does not produce the intended results.

In addition, the Adviser is subject to certain conflicts of interest in connection with recommending the appointment and continued service of Sub-Advisers. The Adviser is affiliated with certain Sub-Advisers and, therefore, the Adviser will benefit not only from the net management fee the Adviser retains, but also from the advisory fees paid by the Adviser to an Affiliated Sub-Adviser. Since the Adviser pays fees to the Sub-Advisers from the management fees that it earns from the Portfolios, any increase or decrease in the advisory fees negotiated with proposed or current Sub-Advisers will result in a corresponding decrease or increase, respectively, in the amount of the management fee retained by the Adviser. The Adviser or its affiliates also have distribution relationships with certain Sub-Advisers or their affiliates under which the Sub-Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its affiliates (including those in which the Portfolios serve as investment options), which could financially benefit the Adviser and its affiliates or provide an incentive to the Adviser in selecting one Sub-Adviser over another. In addition, the Adviser’s and/or its affiliates’ other existing or potential business relationships, including with Sub-Advisers and/or their affiliates, or other financial or personal relationships, could influence the Adviser’s selection and retention or termination of Sub-Advisers. When recommending the appointment or continued service of a Sub-Adviser, consistent with its fiduciary duties, the Adviser relies primarily on the qualitative and quantitative factors described in detail in the Prospectus.

Target Date Risk.  A Target Allocation Portfolio does not provide guaranteed income or payouts to an investor at or after the target year. An investment in a Target Allocation Portfolio may decline in value and will not ensure that an investor will have assets sufficient to cover retirement expenses or that an investor will have enough saved to be able to retire in, or within a few years of, the target year identified in the Portfolio’s name. The adequacy of an investor’s account at and after the target year will depend on a variety of factors, including the amount of money invested in a Target Allocation Portfolio, the length of time the investment was held, and the Target Allocation Portfolio’s returns over time.

Tax Risk.  A Portfolio is subject to the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes and commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Portfolio’s taxable income or gains and distributions.

Valuation Risk. The price at which a Portfolio sells any particular investment may differ from the Portfolio’s valuation of the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require a Portfolio to value these investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. An investment’s valuation may differ depending on the method used for determining value. Investors who purchase or redeem Portfolio shares on days when the Portfolio is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Portfolio had not held fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain futures and fixed income securities, and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded but before a Portfolio determines its net asset value. A Portfolio’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Volatility Management Risk.  A Portfolio may invest from time to time in Underlying Portfolios managed by the Adviser that may employ various volatility management techniques or make short-term adjustments to their asset mix (such as by using futures and options to manage equity exposure). Although these actions are intended to reduce the overall risk of investing in an Underlying Portfolio, they may not work as intended and may result in losses by an Underlying Portfolio, and in turn, a Portfolio, or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when an Underlying Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. Volatility is a statistical measure of the magnitude of changes in a portfolio’s returns. A higher volatility level generally indicates higher risk and often results in more frequent and sometimes significant changes in a portfolio’s returns. The result of any volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of any volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser to the Underlying Portfolios uses proprietary modeling tools to implement the volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose an Underlying

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Portfolio, and in turn, a Portfolio, to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose an Underlying Portfolio, and in turn, a Portfolio, to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by an Underlying Portfolio to hedge the value of the Underlying Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Underlying Portfolio’s other investments. When equity exposure is reduced, a lack of correlation between the changes in the value of the futures contracts or other instruments used in connection with the volatility management strategy and the value of an Underlying Portfolio’s other equity investments (if any) being hedged could result in losses. Any one or more of these factors may prevent an Underlying Portfolio from achieving the intended volatility management or could cause an Underlying Portfolio, and in turn, a Portfolio, to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit an Underlying Portfolio’s, and thus a Portfolio’s, participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in an Underlying Portfolio, may result in underperformance by an Underlying Portfolio. For example, if an Underlying Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Underlying Portfolio may forgo some of the returns that can be associated with periods of rising equity values. An Underlying Portfolio’s performance, and therefore a Portfolio’s performance, may be lower than the performance of similar funds where volatility management techniques are not used. In addition, the Adviser and its insurance company affiliates manage or advise other funds and accounts that engage in and compete for transactions in the same types of securities and instruments (such as futures contracts) as an Underlying Portfolio. Such transactions could affect the prices and availability of the securities and instruments in which an Underlying Portfolio invests, directly or indirectly, and could have an adverse impact on an Underlying Portfolio’s performance, and therefore a Portfolio’s performance. Consistent with its fiduciary duties, the Adviser seeks to implement each Underlying Portfolio’s investment program in a manner that is in the best interests of the Underlying Portfolio and that is consistent with the Underlying Portfolio’s investment objective, policies and strategies.

Risks of Equity Investments

Each Portfolio may invest a portion of its assets in Underlying Portfolios and/or Underlying ETFs that emphasize investments in equity securities or other equity instruments. Therefore, as an investor in a Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of equity securities and other equity instruments.

In general, the performance of the EQ/Aggressive Allocation Portfolio, EQ/Moderate-Plus Allocation Portfolio and EQ/Moderate Allocation Portfolio will be subject to the risks of investing in equity securities to a greater extent than that of the EQ/Conservative Allocation Portfolio and EQ/Conservative-Plus Allocation Portfolios. In general, the performance of the Target Allocation Portfolios with later retirement dates, such as the Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio and Target 2055 Allocation Portfolio, will be subject to the risks of investing in equity securities to a greater extent than that of the Target Allocation Portfolios with earlier retirement dates.

The risks of investing in equity securities or other equity instruments may include:

Convertible Securities Risk.  A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a Portfolio in convertible debt securities may not be subject to any ratings restrictions, but a Portfolio’s investment manager will consider ratings, and any changes to ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. To the extent a Portfolio invests in convertible securities issued by small- or mid-cap companies, it also will be subject to the risks of investing in these companies. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies. Convertible securities are normally “junior”

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securities, which means an issuer usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and a Portfolio could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stock holders but after holders of any senior debt obligations of the company. To the extent a Portfolio invests in securities that may be considered “enhanced” convertible securities, some or all of these risks may be more pronounced.

Dividend Risk.  Dividends received on common stocks are not fixed but are paid at the discretion of an issuer’s board of directors. There is no guarantee that the companies in which a Portfolio invests will pay dividends in the future or that dividends, if paid, will remain at current levels or increase over time. Securities that pay dividends may be sensitive to changes in interest rates, and as interest rates rise, the prices of such securities may fall. A sharp rise in interest rates, or other market downturn, could result in a decision to decrease or eliminate a dividend.

Equity Risk.  In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities generally have greater price volatility than fixed-income securities.

Exchange-Traded Funds Risk.  A Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in a Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, a Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. A Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The extent to which the investment performance and risks associated with a Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary. A Portfolio does not control the investments of the ETFs, which may have different investment objectives and may engage in investment strategies that the Portfolio would not engage in directly. The ETFs may change their investment objectives or policies without the approval of a Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an ETF at a time and price that is unfavorable to the Portfolio.

In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that such an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance not to match the performance of its index. An ETF’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the ETF could result in a greater decline in net asset value than would be the case if the ETF held all of the securities in the index. To the extent the assets in the ETF are smaller, these risks will be greater. No ETF fully replicates its index, and an ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the ETF manager may not produce the intended results.

Moreover, there is the risk that an ETF may value certain securities at a price higher than the price at which it can sell them. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETFs could be substantially and adversely affected. In addition, because ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Financial Services Sector Risk.  To the extent a Portfolio invests in the financial services sector, the value of the Portfolio’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Focused Portfolio Risk.  A Portfolio that employs a strategy of investing in the securities of a limited number of companies may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. A Portfolio using such a focused investment strategy may experience greater performance volatility than a Portfolio that is more broadly invested.

Initial Public Offering (“IPO”) Risk.  Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no

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trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. Therefore, a Portfolio may hold IPO shares for a very short period of time. At times, a Portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, if, for example, only a small portion of the securities being offered in an IPO are made available to the Portfolio. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of portfolios to which IPO securities are allocated increases, the number of securities allocated to any one portfolio may decrease. To the extent a Portfolio with a small asset base invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. The impact of IPOs on such a Portfolio’s performance will likely decrease as the Portfolio’s asset size increases, which could reduce the Portfolio’s returns. There is no guarantee that as such a Portfolio’s assets grow it will continue to experience substantially similar performance by investing in profitable IPOs.

Large-Cap Company Risk.  Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing more heavily in one market capitalization category (large, medium or small) carries the risk that due to market conditions that category may be out of favor with investors.

Listed Private Equity Company Risk.  Listed private equity companies include publicly traded vehicles whose purpose is to invest in privately held companies. Generally, little public information exists for privately held companies, and there is a risk that investors may not be able to make a fully informed investment decision. Investing in less mature privately held companies involves greater risk than investing in well-established, publicly-traded companies.

Mid-Cap, Small-Cap and Micro-Cap Company Risk.  A Portfolio’s investments in mid-, small- and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments, which can negatively affect their value. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. Mid-, small- and micro-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-, small- and micro-cap company securities tend to rise and fall in value more frequently than the prices of securities of larger companies. Although investing in mid-, small- and micro-cap companies offers potential for above-average returns, the companies may not succeed and the value of their securities could decline significantly. In general, these risks are greater for small- and micro-cap companies than for mid-cap companies. Investing more heavily in one market capitalization category (large, medium or small) carries the risk that due to market conditions that category may be out of favor with investors.

Real Estate Investing Risk.  Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation, and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. In addition, global climate change may have an adverse effect on property and security values.

Real estate investment trusts (“REITs”) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. The risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages involving borrowers with blemished credit histories. The liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Operating REITs requires specialized management skills, and a Portfolio that invests in REITs indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass-through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may have adverse consequences on an investing Portfolio. Similar treatment may also apply to REIT-like entities under the laws of the countries in which they were formed. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to

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the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Special Situations Risk.  A Portfolio may seek to benefit from “special situations,” such as acquisitions, mergers, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or an acquisition, merger, consolidation, bankruptcy, liquidation, reorganization or restructuring proposal sell at a premium to their historic market price immediately prior to the announcement of the transaction. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that a Sub-Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period. A Portfolio’s return also could be adversely impacted to the extent that a Sub-Adviser’s strategies fail to identify companies for investment by the Portfolio that become the subject of a merger or similar transaction that results in an increase in the value of the securities of those companies. Moreover, publicly announced mergers and similar types of transactions may be renegotiated or terminated, in which case a Portfolio may lose money. In addition, if a transaction takes a longer time to close than a Sub-Adviser originally anticipated, a Portfolio may realize a lower-than-expected rate of return. In some circumstances, the securities purchased may be illiquid making it difficult for the Portfolio to dispose of them at an advantageous price.

Unseasoned Companies Risk.  Unseasoned companies are companies that have been in operation for less than three years, including operations of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

Risks of Fixed Income Investments

Each Portfolio may invest a portion of its assets in Underlying Portfolios or Underlying ETFs that invest primarily in debt securities or other debt instruments. Therefore, as an investor in a Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of fixed income securities or bonds or other debt instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed and asset-backed securities, securities issued by the U.S. government and obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments as described in each Underlying Portfolio’s or Underlying ETF’s investment strategies. In addition to bonds, debt securities also include money market instruments.

In general, the performance of the EQ/Conservative Allocation Portfolio, EQ/Conservative-Plus Allocation Portfolio and EQ/Moderate Allocation Portfolio will be subject to the risks of investing in fixed income securities to a greater extent than that of the EQ/Aggressive Allocation Portfolio and EQ/Moderate-Plus Allocation Portfolios. In general, the performance of the Target Allocation Portfolios with earlier retirement dates, such as the Target 2015 Allocation Portfolio and Target 2025 Allocation Portfolio, will be subject to the risks of investing in fixed income securities to a greater extent than that of the Target Allocation Portfolios with later retirement dates.

The risks of investing in fixed income securities or other fixed income instruments may include:

Banking Industry Sector Risk.  To the extent a Portfolio invests in the banking industry, it is exposed to the risks generally associated with such industry, including interest rate risk, credit risk and the risk that regulatory developments relating to the banking industry may affect its investment. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Credit Risk.  A Portfolio is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Higher credit ratings correspond to lower perceived credit risk, and lower credit ratings correspond to higher perceived credit risk. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events, and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Credit ratings also may be influenced by conflicts of interest. Credit ratings represent a rating agency’s opinion regarding the quality of a security and are not a guaranty of quality. Credit ratings do not protect against a decline in the value of a security. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly. When a fixed-income security is not rated, an investment manager may have to assess the risk of the security itself. In addition, legislation and regulations to reform rating agencies could adversely impact a Portfolio’s investments or investment process.

Distressed Companies Risk.  A Portfolio may invest in distressed debt securities, including loans, bonds and notes, many of which are not publicly traded and may involve a substantial degree of risk. Debt obligations of distressed companies typically are unrated, lower-rated, or close to default. Distressed debt securities include securities of companies that are in financial distress and that may be in or about to enter bankruptcy. In certain periods, there may be little or no liquidity in the markets for these securities. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain financial

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information regarding the financial condition of a borrower or issuer, and its financial condition may change rapidly. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than expected. A Portfolio may lose a substantial portion or all of its investment in such securities or it may be required to accept cash, securities or other property with a value less than the Portfolio’s original investment. Defaulted debt securities involve risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security held by a Portfolio defaults, the Portfolio may experience a significant or complete loss on the security. Securities tend to lose much of their value before the issuer defaults. The Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Inflation-Indexed Bonds Risk.  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise and rise in value when real interest rates decline. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities can be unpredictable and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, a Portfolio may have no income at all from such investments.

Interest Rate Risk.  Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of a Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of a Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of a Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. Changes in government monetary policy, including changes in federal tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. However, there can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, or that any such policy will have the desired effect on interest rates. Short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount.

A significant or rapid rise in interest rates could result in losses to a Portfolio. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent a Portfolio is exposed to such interest rates.

Inverse Floaters Risk.  Inverse floaters are securities with a floating or variable rate of interest (i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals). Inverse floaters have interest rates that tend to move in the opposite direction as the specified market rates or indices and may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate, while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floater collateralized mortgage obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. Inverse floaters typically involve leverage, which can magnify a Portfolio’s losses; accordingly, the holder of an inverse floater could lose more than its principal investment.

Investment Grade Securities Risk.  Debt securities generally are rated by national bond ratings agencies. A Portfolio considers securities to be investment grade if they are rated BBB or higher by S&P or Fitch, or Baa or higher by Moody’s, or, if unrated, determined by the investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

LIBOR Risk.  Trillions of dollars’ worth of financial products and contracts around the world, including some of the Portfolios’ investments, utilize the London Interbank Offered Rate (or “LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is produced daily by averaging the rates reported by a number of banks. LIBOR may be a significant factor in determining a Portfolio’s payment obligations under a derivative investment, the cost of financing to a Portfolio, or an investment’s value or return to a Portfolio, and may be used in other ways that affect a Portfolio’s investment performance. Current plans call for LIBOR to be phased out by the end of 2021. Financial industry groups have begun planning for a transition to the use of a different reference or benchmark rate, but there are obstacles to converting certain securities and transactions to a new reference or benchmark rate. The transition process, or a failure of the industry to transition properly, might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates, a reduction in the values of some LIBOR-based investments, and reduced effectiveness of certain hedging strategies, which may adversely affect a Portfolio’s performance or net asset value. While some LIBOR-based

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instruments may contemplate a scenario where LIBOR becomes unreliable or is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. In addition, the alternative reference or benchmark rate may be an ineffective substitute resulting in prolonged adverse market conditions for a Portfolio. Any pricing adjustments to a Portfolio’s investments resulting from an alternative reference or benchmark rate may also adversely affect the Portfolio’s performance and/or net asset value.

Loan Risk.  Loan interests are subject to liquidity risk, prepayment risk, extension risk, the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force a Portfolio to liquidate other securities to meet redemptions and may present a risk that the Portfolio may incur losses in order to timely honor redemptions.

A Portfolio’s investments in loans are subject to the risk that the Portfolio will not receive payment of interest, principal and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Fully secured loans offer a Portfolio more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of a secured loan’s collateral would satisfy the borrower’s obligation or that the collateral could be readily liquidated. In addition, a Portfolio’s access to collateral may be limited by bankruptcy or other insolvency laws. In the event of a default, a Portfolio may not recover its principal, may experience a substantial delay in recovering its investment and may not receive interest during the delay. Unsecured loans are subject to a greater risk of default than secured loans, especially during periods of deteriorating economic conditions. Unsecured loans also have a greater risk of nonpayment in the event of a default than secured loans since there is no recourse for the lender to collateral. Loans in which a Portfolio may invest may be made to finance highly leveraged corporate transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan interests may be unrated, and a Portfolio’s Sub-Adviser may be required to rely exclusively on its own analysis of the borrower in determining whether to acquire, or to continue to hold, a loan. Loans may not be considered “securities,” and purchasers, such as a Portfolio, therefore may not have the benefit of the anti-fraud protections of the federal securities laws.

Loan agreements, which set forth the terms of a loan and the obligations of the borrower and lender, contain certain covenants that mandate or prohibit certain borrower actions, including financial covenants (or “maintenance covenants”) that dictate certain minimum and maximum financial performance levels. Certain types of loans contain fewer maintenance covenants than traditional loans (or no maintenance covenants at all) and may not include terms that permit the lender to monitor the financial performance of the borrower and declare an event of default if certain criteria are breached. This may hinder a Portfolio’s ability to reprice credit risk associated with the borrower and reduce a Portfolio’s ability to restructure a problematic loan and mitigate potential loss. As a result, a Portfolio’s exposure to losses on these types of loans may be increased, especially during a downturn in the credit cycle.

A Portfolio may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, a Portfolio normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. A Portfolio may also purchase a participation in a loan interest that is held by another party. When a Portfolio’s loan interest is a participation, the Portfolio may have less control over the exercise of remedies than the party selling the participation interest, and the Portfolio normally would not have any direct rights against the borrower. It is possible that a Portfolio could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.

Money Market Risk.  Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. Money market funds are subject to specific rules that affect the manner in which money market funds are structured and operated and may impact a money market fund’s expenses, operations, returns and liquidity.

Certain money market funds are institutional money market funds, which means that the net asset value of the fund’s shares will “float”. A money market fund with a floating net asset value does not maintain a stable $1.00 net asset value per share; rather, its net asset value will fluctuate with changes in the values of the securities in which the fund invests. An institutional money market fund may impose a fee upon the sale of fund shares or may temporarily suspend the ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors.

Mortgage-Related and Other Asset-Backed Securities Risk.  Investments in mortgage-related and other asset-backed securities are subject to credit risk, liquidity risk, the risk of default, interest rate risk, and prepayment and extension risk, sometimes to a greater extent than various other types of fixed income investments. Declines in the credit quality of and defaults by the issuers of mortgage-related and other

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asset-backed securities may decrease the value of such securities, which could result in losses to a Portfolio, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, even when there is no default or threat of default, instability in the markets for mortgage-related and other asset-backed securities may reduce (at times, significantly) the liquidity of such securities. As a result, the value of such securities may decrease and a Portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-related and other asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

If a Portfolio purchases mortgage-related or other asset-backed securities that are “subordinated” to other interests in the same pool, the Portfolio, as a holder of those securities, may receive payments only after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with regard to the borrowers’ credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard loan. As a result, the loans in the pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by loans underwritten in a more traditional manner. In addition, changes in the values of the assets underlying the loans (if any), as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages, and the liquidity of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time.

Payment of interest and repayment of principal, the schedule for which varies based on the terms of the loan, may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by various forms of insurance or guarantees, including letters of credit, surety bonds, or other credit or liquidity enhancements. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may lock in a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates. Unscheduled prepayments also would limit the potential for capital appreciation on these securities and may make them less effective than other fixed income securities as a means of “locking in” long-term interest rates, thereby reducing the Portfolio’s income. Prepayment rates are difficult to predict, and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility.

Privately issued mortgage-related and other asset-backed securities may be subject to heightened liquidity risk. During periods of market stress or high redemptions, a Portfolio may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately issued mortgaged-related and other asset-backed securities can become illiquid during periods of market stress. Privately issued mortgage-related securities are not subject to the same underwriting standards for the underlying mortgages that are applicable to those mortgage-related securities that have U.S. government or government-sponsored enterprise (“GSE”) guarantees. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk, liquidity risk, or other underwriting characteristics than U.S. government or GSE mortgage-related securities.

Mortgage-backed securities issued in the form of collateralized mortgage obligations (“CMOs”) are collateralized by mortgage loans or mortgage pass-through securities. In periods of supply and demand imbalances in the market for CMOs or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs and other mortgage-backed securities may be structured similarly to collateralized debt obligations (“CDOs”) and may be subject to similar risks.

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Non-Investment Grade Securities Risk.  Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investor Service, Inc. or, if unrated, determined by the investment manager to be of comparable quality, are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the reliance on credit ratings may present additional risks. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. If the issuer of a security is in default with respect to interest or principal payments, a Portfolio may lose its entire investment. The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Because of the risks involved in investing in below investment grade securities, an investment in a Portfolio that invests substantially in such securities should be considered speculative.

Prepayment Risk and Extension Risk.  Prepayment risk is the risk that the issuer of a security held by a Portfolio may pay off principal more quickly than originally anticipated, and the Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Falling interest rates generally result in quicker payoffs as borrowers are motivated to pay off debt and refinance at new lower rates. Extension risk is the risk that the issuer of a security held by a Portfolio may pay off principal more slowly than originally anticipated. Rising interest rates generally result in slower payoffs, which effectively increase the duration of certain debt securities and heighten interest rate risk. Additionally, a Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

Sovereign Debt Securities Risk.  Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt for a variety of reasons including, for example, cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. In addition, there are generally no bankruptcy proceedings similar to those in the U.S. by which defaulted sovereign debt obligations may be collected and there may be few or no effective legal remedies for collecting on such debt. Sovereign debt risk is increased for emerging market issuers. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulties in servicing their sovereign debt on a timely basis which has led to defaults and the restructuring of certain indebtedness.

Variable and Floating Rate Securities Risk.  The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by such securities do not move as expected. Conversely, variable and floating rate securities will not generally rise in value if market interest rates decline. Certain types of floating rate securities, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

Certain variable and floating rate securities have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR or an alternative reference rate. Such a floor protects a Portfolio from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the security, and a Portfolio may not benefit from increasing interest rates for a significant period of time. Rates on certain variable rate securities typically reset only periodically. As a result, changes in prevailing interest rates, particularly sudden and significant changes, can cause some fluctuations in a Portfolio’s value to the extent that it invests in variable rate securities.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk.  When-issued and delayed delivery securities and forward commitments involve the risk that the security a Portfolio buys will decline in value prior to its delivery. This risk is in addition to the risk that a Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Portfolio’s overall investment exposure. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a Portfolio may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Zero Coupon and Pay-in-Kind Securities Risk.  A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

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Risks of Foreign Securities Investments

Each Portfolio may invest a varying portion of its assets in Underlying Portfolios and Underlying ETFs that invest primarily in foreign securities or other foreign instruments. Therefore, as an investor in a Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of foreign securities or other foreign instruments.

The risks of investing in foreign securities and other foreign instruments may include:

Foreign Securities Risk.  Investments in foreign securities, including depositary receipts, involve risks not associated with, or more prevalent than those that may be associated with, investments in U.S. securities. The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years. A Portfolio could also underperform if it invests in countries or regions whose economic performance falls short. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, war or other political or economic actions or factors, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. The costs of buying and selling foreign securities, including taxes, brokerage and custody costs, generally are higher than the costs of buying and selling domestic securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

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Currency Risk — Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

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Depositary Receipts Risk — Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing directly in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

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Emerging Markets Risk — Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets, and investments in these countries and/or markets are more susceptible to loss than investments in developed countries and/or markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures or intervene in the financial markets. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Therefore, a Portfolio may be limited in its ability to make direct or additional investments in an emerging market country or could lose the entire value of its investment in the affected market. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures, which could result in ownership registration being completely lost. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, and higher custodial costs. A Portfolio may not know the identity of trading counterparties, which may increase the possibility of the Portfolio not receiving payment or delivery of securities in a transaction. Emerging market countries also may be subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. Investments in frontier markets may be subject to greater levels of these risks than investments in more developed and traditional emerging markets.

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European Economic Risk — The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country and their economic partners. The economies of EU member countries and their trading partners may be adversely affected by changes in the exchange rate of the euro (the common currency of the EU), changes in EU or governmental regulations on trade and other areas, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact a Portfolio’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries and economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe may adversely affect the euro’s exchange rate and value and may continue to impact the economies of every European country and their economic partners. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact markets in the United States and around the world. Withdrawals from the EU (or the possibility of such withdrawals or the dissolution of the EU) could cause additional and significant market disruption globally and introduce new legal and regulatory uncertainties.

The United Kingdom (the “UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter that is being negotiated. During a transition period that will extend to December 2020, and that can be extended for an additional period, the UK will have access to the EU single market and be subject to EU regulation. The UK has one of the largest economies in Europe and is a major trading partner with the other EU countries and the United States. Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy, price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues, which could adversely affect the value of a Portfolio’s investments.

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Frontier Markets Risk — Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid and, as a result, may be more likely to experience inflation risk, political turmoil and rapid changes in economic conditions than more developed and traditional emerging markets. Investments in frontier markets may be subject to a greater risk of loss than investments in more developed and traditional emerging markets. Frontier markets often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with custody of securities. Economic, political, liquidity and currency risks may be more pronounced with respect to investments in frontier markets than in emerging markets.

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Geographic Concentration Risk — A Portfolio that invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse economic, political, social, currency, or regulatory developments. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, fires, droughts or tsunamis and are economically sensitive to environmental events. The risks associated with investing in a narrowly defined geographic area also are generally more pronounced with respect to investments in emerging market countries.

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International Fair Value Pricing Risk — A Portfolio that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Portfolio’s net asset value is determined. If such arbitrage attempts are successful, the Portfolio’s net asset value might be diluted. A Portfolio’s use of fair value pricing in certain circumstances may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced by another method that the Portfolio’s board of trustees believes reflects fair value. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It

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is also possible that the use of fair value pricing will limit a Portfolio’s ability to implement its investment strategy (e.g., reduce the volatility of the Portfolio’s share price) or achieve its investment objective.

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Regulatory Risk — Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for a Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

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Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

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Trade Suspensions Risk — Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Portfolio holds material positions in such suspended securities or instruments, the Portfolio’s ability to liquidate its positions may be compromised and the Portfolio could incur significant losses.

Other Investment Risks

The following is a description of certain other investment risks.

Commodity Risk.  Exposure to the commodities markets may subject a Portfolio to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, domestic and foreign political and economic events and policies, trade policies and tariffs, war, acts of terrorism, changes in exchange rates, domestic or foreign interest rates or inflation rates and/or investor expectations concerning such rates, and trading activities in commodities. The frequency, duration and magnitude of such changes cannot be predicted. The prices of various commodities may also be affected by factors such as drought, floods and weather, livestock disease and embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. Securities of companies that are dependent on a single commodity, or are concentrated in a single commodity sector, may exhibit even higher volatility attributable to commodity prices. No active trading market may exist for certain commodities investments, which may impair the ability of a Portfolio to sell or realize the full value of such investments in the event of the need to liquidate such investments.

Because the value of a commodity-linked derivative instrument typically is based upon the price movements of a physical commodity, the value of a commodity-linked derivative instrument may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The value of these instruments will rise or fall in response to changes in the underlying commodity or related index of investment. Some commodity-linked investments are issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may adversely affect a Portfolio’s performance. Although investments in commodities may move in different directions than traditional equity securities and debt instruments, when the value of those traditional investments is declining due to adverse economic conditions, there is no guarantee that commodities will perform in that manner, and at certain times the price movements of commodity-linked investments have been parallel to those of traditional equity securities and debt instruments.

Commodity ETF Risk.  Because the value of the shares of an Underlying ETF that is based on a particular commodity depends on the price of that commodity, the value of those shares is subject to fluctuations similar to those affecting the commodity.

Energy Sector Risk.  The energy sector is cyclical and highly dependent on commodities prices. The market values of companies in the energy sector could be adversely affected by, among other factors, the levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on and the success of exploration and production, depletion of resources, development of alternative

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Any such event could result in a material adverse impact to a Portfolio’s holdings and the performance of a Portfolio. In addition, there is growing political pressure to reduce the use of fossil fuels, which could begin to impact the securities of companies in the fossil fuel industry and the prices of related commodities. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Infrastructure Sector Risk.  Companies in the infrastructure sector may be subject to a variety of factors that could adversely affect their business or operations, including high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, and other factors. Infrastructure companies may be adversely affected by commodity price volatility, changes in exchange rates, import controls, depletion of resources, technological developments, and labor relations. There is also the risk that corruption may negatively affect publicly funded infrastructure projects, especially in emerging markets, resulting in delays and cost overruns.

Infrastructure issuers can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products. In addition, infrastructure companies may be adversely affected by government regulation or world events (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social or labor unrest, or violence) in the regions in which the companies operate. Infrastructure companies may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks. In addition, the failure of an infrastructure company to carry adequate insurance or to operate its assets appropriately could lead to significant losses. Infrastructure companies may be adversely affected by environmental clean-up costs and catastrophic events such as earthquakes, hurricanes, fires, and terrorist acts. Infrastructure-related securities may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Natural Resources Sector Risk.  The profitability of companies in the natural resources sector can be adversely affected by worldwide energy prices and other world events, limits on and the success of exploration projects, and production spending. Companies in the natural resources sector also could be adversely affected by commodity price volatility, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, changes in the supply of, or the demand for, natural resources, imposition of import controls, government regulation and intervention, civil conflict, economic conditions, increased competition, technological developments, and labor relations. In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs. Prices of precious metals and of precious metal related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Oil and Gas Sector Risk.  The profitability of companies in the oil and gas sector is related to worldwide energy prices, exploration costs, and production spending. Companies in the oil and gas sector may be at risk for environmental damage claims and other types of litigation, as well as negative publicity and perception. Companies in the oil and gas sector may be adversely affected by natural disasters or other catastrophes, changes in exchange rates, interest rates, changes in prices for competitive energy services, economic conditions, tax treatment, government regulation and intervention, and unfavorable events in the regions where companies operate (e.g., expropriation, nationalization, confiscation of assets and property or imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). As a result, the value of these companies may fluctuate widely. Companies in the oil and gas sector may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs

The following is additional information regarding certain of the Underlying Portfolios and Underlying ETFs. If you would like more information about the Underlying Portfolios and Underlying ETFs, their Prospectuses and Statements of Additional Information are available by contacting your financial professional or, with respect to the affiliated Underlying Portfolios, by accessing the documents online or contacting the affiliated Underlying Portfolios at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

www.equitable-funds.com

1290 Funds

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-888-310-0416

www.1290Funds.com

AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”) may add new Underlying Portfolios and Underlying ETFs or replace existing Underlying Portfolios and Underlying ETFs without notice or shareholder approval. The Adviser’s selection of Underlying Portfolios and Underlying ETFs may have a positive or negative impact on its revenues and/or profits. The information below is derived from disclosures contained in each Underlying Portfolio’s and Underlying ETF’s Prospectus. With respect to the unaffiliated Underlying Portfolios and Underlying ETFs, the Adviser makes no representations regarding the accuracy or completeness of this information.

Alternative

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

ABSOLUTE RETURN/MULTI STRATEGIES
Eaton Vance Global Macro Absolute Return Fund	Seeks total return.	The Fund invests in securities, derivatives and other instruments to establish long and short investment exposures around the world. Total return is defined as income plus capital appreciation. The Fund normally invests in multiple countries (at least three different countries, one of which can be the United States) and frequently has significant exposure to foreign currencies and investments. The Fund’s long and short investments primarily are sovereign exposures, including currencies, interest rates and debt instruments issued or guaranteed by sovereign entities. The Fund employs an “absolute return” investment approach. Absolute return strategies benchmark their performance to an index of cash instruments, rather than a stock or bond market index.

•  Market Risk

•  Absolute Return Strategy

•  Foreign Investment Risk

•  Emerging Markets Investment Risk

•  Frontier Market Investment Risk

•  Currency Risk

•  Credit Risk

•  Interest Rate Risk

•  Lower Rated Investments Risk

•  Mortgage- and Asset-Backed Securities Risk

•  Stripped Securities Risk

•  Additional Risks of Loans

•  Derivatives Risk

•  Leverage Risk

• Commodity-Related Investments Risk

•  Municipal Obligation Risk

•  Convertible and Other Hybrid Securities Risk

•  Restricted Securities Risk

•  Liquidity Risk

•  Equity Securities Risk

• Risks of Repurchase Agreements and Reverse Repurchase Agreements

•  When-Issued and Forward Commitments Risk

•  Short Sale Risk

•  U.S. Government Securities Risk

•  Geographic Risk

•  Issuer Diversification Risk

•  Risks Associated with Active Management

•  General Fund Investing Risks

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Franklin K2 Alternative Strategies Fund	Seeks capital appreciation with lower volatility relative to the broad equity markets.	The Fund seeks to achieve its investment goal by allocating its assets across multiple non-traditional or “alternative” strategies, including, but not limited to, some or all of the following strategies: Long Short Equity, Relative Value, Event Driven and Global Macro.The investment manager principally allocates the Fund’s assets among multiple sub-advisors and who are implementing one or more non-traditional or alternative investment strategies. The Fund may invest in a wide range of securities and other investments including, but not limited to: equity securities (which may include common stocks, preferred stocks and convertible securities) and debt securities (which may include bonds, notes, debentures, banker’s acceptances and commercial paper).

•  Convertible Securities Risk

•  Credit Risk

•  Currency Management Strategies Risk

•  Derivative Instruments Risk

•  Event Driven Investments Risk

•  Foreign Securities (non-U.S.) Risk

•  High-Yield Debt Securities Risk

•  Interest Rate Risk

•  Liquidity Risk

•  Management and Asset Allocation Risk

•  Market Risk

•  Multi-Manager Approach Risk

•  Investing in Underlying Funds

•  Portfolio Turnover Risk

•  Short Sales Risk

1290 VT GAMCO Mergers & Acquisitions Portfolio	Seeks to achieve capital appreciation.	Under normal circumstances, the Portfolio invests primarily in arbitrage opportunities by investing in equity securities of companies that are involved in publically announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations and in equity securities of companies that the Sub-Adviser believes are likely acquisition targets within 12-18 months. The Portfolio may hold a significant portion of its assets in cash or cash equivalents in anticipation of arbitrage opportunities.

•  Cash Management Risk

•  Credit Risk

•  Equity Risk

•  Focused Portfolio Risk

•  Foreign Securities Risk

•  Large-Cap Company Risk

•  Market Risk

•  Mid-Cap and Small-Cap Company Risk

•  Money Market Risk

•  Portfolio Management Risk

•  Portfolio Turnover Risk

•  Preferred Stock Risk

•  Sector Risk

•  Securities Lending Risk

•  Special Situations Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

MULTI-STRATEGIES
JPMorgan Diversified Alternatives ETF	Seeks to provide long-term total return.	The fund seeks to achieve its investment objective by allocating assets across several different investment strategies, including traditional and alternative investment strategies, such as those utilized by certain hedge funds. The strategies identified by the fund’s adviser fall into the following broad categories: Equity Long/Short, Event Driven and Macro/Managed Futures Strategies. The fund will invest its assets based on a systematic investment process for securities selection and asset allocation. The fund seeks to provide positive total returns over time while maintaining a relatively low correlation with traditional markets. The fund will invest its assets globally to gain exposure, either directly or through the use of derivatives, to equity securities (across market capitalizations), debt securities (including below investment grade and unrated debt securities), commodities and currencies (including in emerging markets). The fund may use both long and short positions (achieved primarily through the use of derivative instruments).

•  Alternative Strategies and Return Factors Risks

•  Authorized Participant Concentration Risk

•  Cash Transactions Risk

•  Commodity Risk

•  Credit Risk

•  Currency Risk

•  Derivatives Risk

•  Equity Market Risk

•  ETF Shares Trading Risk

•  Foreign Securities and Emerging Markets Risk

•  General Market Risk

•  Geographic Focus Risk

•  Government Securities Risk

•  High Portfolio Turnover Risk

•  Illiquidity Risk

•  Industry and Sector Focus Risk

•  Interest Rate Risk

•  Model and Data Risk

•  Rolling Futures Contract Risk

•  Short Position Risk

•  Smaller Company Risk

•  Sovereign Debt Risk

•  Subsidiary and Tax Risk

•  Value Investing Risk

COMMODITIES
Goldman Sachs Commodity Strategy Fund	Seeks long-term total return.	The Fund seeks to maintain substantial economic exposure to the performance of the commodities markets. The Fund primarily gains exposure to the commodities markets by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “CSF Subsidiary”). The Fund seeks to provide exposure to the commodities markets and returns that correspond to the performance of the S&P GSCI® Total Return Index or other similar indices by investing, through the CSF Subsidiary, in commodity-linked investments.

•  Absence of Regulation Risk

•  Commodity Sector Risk

•  Credit/Default Risk

•  Derivatives Risk

•  Expenses Risk

•  Foreign and Emerging Countries Risk

•  Large Shareholder Transactions Risk

•  Leverage Risk

•  Liquidity Risk

•  Mortgage-Backed and Other Asset-Backed Securities Risk

•  Other Investment Companies Risk

•  Subsidiary Risk

•  Swaps Risk

•  Tax Risk

•  U.S. Government Securities Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® MSCI Global Agriculture Producers ETF	Seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of agriculture.	The fund seeks to track the investment results of the MSCI ACWI Select Agriculture Producers Investable Market Index (“Index”), which has been developed by MSCI Inc. to measure the combined performance of equity securities of companies primarily engaged in the business of agriculture in both developed and emerging markets. The fund generally will invest at least 90% of its assets in the component securities of the Index and in investments that have economic characteristics that are substantially identical to the component securities of the Index. The fund’s adviser uses a representative sampling indexing strategy to manage the fund. The fund may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the fund’s adviser believes will help the fund track the Index.

•  Agricultural Production Industry Risk

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Commodity Risk

•  Concentration Risk

•  Consumer Staples Sector Risk

•  Currency Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Geographic Risk

•  Index-Related Risk

•  Industrials Sector Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Materials Sector Risk

•  Mid-Capitalization Companies Risk

•  National Closed Market Trading Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Agriculture and Livestock

•  Risk of Investing in Developed Countries

•  Risk of Investing in Russia

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Security Risk

•  Small-Capitalization Companies Risk

•  Small Fund Risk

•  Structural Risk

•  Tracking Error Risk

•  Valuation Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® U.S. Oil & Gas Exploration and Production ETF	Seeks to track the investment results of an index composed of U.S. equities in the oil and gas exploration and production sector.	The Fund seeks to track the investment results of the Dow Jones U.S. Select Oil Exploration & Production Index (“Index”), which measures the performance of the oil exploration and production sector of the U.S. equity market. The Fund generally invests at least 90% of its assets in securities of the Index and in depositary receipts representing securities in that index. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Cyber Security Risk

•  Energy Exploration and Production Industry Risk

•  Energy Sector Risk

•  Equity Securities Risk

•  Index-Related Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Diversification Risk

•  Oil and Gas Industry Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Tracking Error Risk

Invesco DB Agriculture Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Diversified Agriculture Index Excess ReturnTM over time, plus the excess, if any, of the sum of the Fund’s Treasury Income, Money Market Income and T-Bill ETF Income, over the expenses of the Fund.	The fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Diversified Agriculture Index Excess Return, which is comprised of one or more underlying commodities and is intended to reflect the agricultural sector.

•  Futures Trading Volatility Risk

•  Commodity Price Volatility Risk

•  Concentration Risk

•  General Investment Risks

•  Index-Related Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Index Tracking Risk

•  Valuation Risk

•  Not a Registered Investment Company

•  Regulatory Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Invesco DB Commodity Index Tracking Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Diversified Commodity Index Excess Return, over time, plus the excess, if any, of the sum of the Fund’s Treasury Income, Money Market Income and T-Bill ETF Income, over the expenses of the Fund.	The fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Optimum Yield Diversified Commodity Index Excess Return, which is a rules-based index composed of futures contracts on 14 of the most heavily traded and important physical commodities in the world.

•  Futures Trading Volatility Risk

•  Commodity Price Volatility Risk

•  Concentration Risk

•  General Investment Risks

•  Index-Related Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Index Tracking Risk

•  Valuation Risk

•  Not a Registered Investment Company

•  Regulatory Risk

Invesco DB Energy Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Energy Index Excess ReturnTM over time, plus the excess, if any, of the sum of the Fund’s Treasury Income, Money Market Income and T-Bill ETF Income, over the expenses of the Fund.	The fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Optimum Yield Energy Index Excess Return, which is intended to reflect the energy sector.

•  Futures Trading Volatility Risk

•  Commodity Price Volatility Risk

•  Concentration Risk

•  General Investment Risks

•  Index-Related Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Index Tracking Risk

•  Valuation Risk

•  Not a Registered Investment Company

•  Regulatory Risk

Invesco DB Oil Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Crude Oil Index Excess Return™ over time, plus the excess, if any, of the Fund’s interest income from its holdings of United States Treasury and other high credit quality short-term fixed income securities over the expenses of the Fund.	The Fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Optimum Yield Crude Oil Index Excess Return, which is intended to reflect the changes in the market value of crude oil.

•  Futures Trading Volatility Risk

•  Commodity Price Volatility Risk

•  Concentration Risk

•  General Investment Risks

•  Index-Related Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Index Tracking Risk

•  Valuation Risk

•  Not a Registered Investment Company

•  Regulatory Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

CONVERTIBLE SECURITIES
1290 VT Convertible Securities Portfolio	Seeks a high level of total return.	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of convertible securities. By investing in convertible securities, the Portfolio seeks the opportunity to participate in the capital appreciation of the underlying common stocks, while at the same time relying on the fixed income aspect of the convertible securities to provide current income and reduced price volatility. The Portfolio’s assets normally are allocated between two portions; one portion is actively managed (“Active Allocated Portion”), and the other portion invests in ETFs that are passively managed and that meet the investment objective of the Portfolio (“ETF Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 70% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 30% of the Portfolio’s net assets.

•  Convertible Securities Risk

•  Credit Risk

•  Distressed Companies Risk

•  Equity Risk

•  ETFs Risk

•  Foreign Securities Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Large-Cap Company Risk

•  Liquidity Risk

•  Market Risk

•  Mid-Cap and Small-Cap Company Risk

•  Non-Investment Grade Securities Risk

•  Portfolio Management Risk

•  Portfolio Turnover Risk

•  Prepayment Risk and Extension Risk

•  Privately Placed and Other

•  Sector Risk

•  Securities Lending Risk

COVERED CALL WRITING
Invesco S&P 500 BuyWrite ETF	Seeks to track the investment results (before fees and expenses) of the CBOE S&P 500 BuyWrite IndexSM.	The Fund generally will invest at least 90% of its total assets in securities that comprise the CBOE S&P 500 BuyWrite Index (“Index”) and will write (sell) call options thereon. The Index is a total return benchmark index that is designed to track the performance of a hypothetical “buy-write” strategy on the S&P 500® Index. A “buy-write,” also called a covered call, generally is considered an investment strategy in which an investor buys a stock or basket of stocks, and sells call options that correspond to the stock or basket of stocks.

•  Writing Covered Call Option Risk

•  U.S. Federal Income Tax Risk

•  Equity Risk

•  Industry Concentration Risk

•  Non-Correlation Risk

•  Index Risk

•  Market Risk

•  Market Trading Risk

•  Authorized Participant Concentration Risk

•  Issuer-Specific Changes Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

CURRENCY
Invesco DB G10 Currency Harvest Fund	Seeks to track changes, whether positive or negative, in the level of the Deutsche Bank G10 Currency Future Harvest Index® — Excess Return (“Index”), over time, plus the excess, if any, of the sum of the Fund’s Treasury Income, Money Market Income and T-Bill ETF Income, over the expenses of the Fund.	The fund invests in futures contracts in an attempt to track its Index. The Index is designed to reflect the return from investing on a 2:1 leveraged basis in long currency futures positions for certain currencies associated with relatively high yielding interest rates and in short currency futures positions for certain currencies associated with relatively low yielding interest rates.

•  Authorized Participant Concentration Risk

•  Commodity Price Volatility Risk

•  Concentration Risk

•  Currency Risk

•  ETFs Risk

•  Foreign Exchange Related Products Risk

•  Futures Trading Volatility Risk

•  Interest Rate Risk

•  Leveraged Trading Risk

•  Liquidity Risk

•  Market Trading Risk

•  Passive Investment Risk

•  Tracking Error Risk

•  Regulatory Risk

• Not a Registered Investment Company

GLOBAL INFRASTRUCTURE
iShares® Emerging Markets Infrastructure ETF	Seeks to track the investment results of an index composed of 30 of the largest emerging market equities in the infrastructure industry.

The Fund seeks to track the investment results of the S&P Emerging Markets Infrastructure Index™ (Index”), which is designed to track the performance of 30 of the largest publicly listed companies in the infrastructure industry in emerging markets. All of the securities included in the Index are issued by utility, energy and transportation infrastructure companies. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund. The Fund generally will invest at least 90% of its assets in the component securities of the Index and in investments that have economic characteristics that are substantially identical to the component securities of the Index.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Currency Risk

•  Custody Risk

•  Cyber Security Risk

•  Energy Sector Risk

•  Equity Securities Risk

•  Geographic Risk

•  Index-Related Risk

•  Industrials Sector Risk

•  Infrastructure Industry Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

• National Closed Market Trading Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Privatization Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in China

•  Risk of Investing in Emerging Markets

•  Risk of Investing in Russia

•  Securities Lending Risk

•  Security Risk

•  Small Fund Risk

•  Structural Risk

•  Thematic Investing Risk

•  Tracking Error Risk

•  Utilities Sector Risk

•  Valuation Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® Global Infrastructure ETF	Seeks to track the investment results of an index composed of developed market equities in the infrastructure industry.	The Fund generally invests at least 90% of its assets in securities of the S&P Global Infrastructure Index™ (“Index”), which is designed to track the performance of the stocks of large infrastructure companies in developed or emerging markets that must be domiciled in developed markets, or whose stocks are listed on developed market exchanges around the world. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund. The Fund generally will invest at least 90% of its assets in the component securities of the Index and in investments that have economic characteristics that are substantially identical to the component securities of the Index.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Currency Risk

•  Cyber Security Risk

•  Energy Sector Risk

•  Equity Securities Risk

•  Geographic Risk

•  Index-Related Risk

•  Industrials Sector Risk

•  Infrastructure Industry Risk

•  Issuer Risk

•  Large Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  National Closed Market Trading Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in Developed Countries

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Security Risk

•  Structural Risk

•  Thematic Investing Risk

•  Tracking Error Risk

•  Utilities Sector Risk

•  Valuation Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

GLOBAL REAL ESTATE
1290 VT Real Estate Portfolio	Seeks to provide long-term capital appreciation and current income.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies in the real estate industry, including REITs, and derivative instruments that provide exposure to the real estate industry. The Portfolio also may invest in preferred stocks as well as convertible securities of issuers in real estate-related industries, which have the potential to generate capital appreciation and/or income. The Portfolio retains the ability to invest in real estate companies of any market capitalization. The Portfolio seeks to track the performance (before fees and expenses) of the FTSE EPRA/NAREIT Developed Index with minimal tracking error.

•  Derivatives Risk

•  Equity Risk

•  ETFs Risk

•  Foreign Securities Risk

•  Index Strategy Risk

•  Large-Cap Company Risk

•  Large Shareholder Risk

•  Leveraging Risk

•  Market Risk

•  Mid-Cap and Small-Cap Company Risk

•  Portfolio Management Risk

•  Preferred Stock Risk

•  Real Estate Investing Risk

•  Sector Risk

•  Securities Lending Risk

LISTED PRIVATE EQUITY
ALPS/Red Rocks Listed Private Equity Fund	Seeks to maximize total return, which consists of appreciation on its investments and a variable income stream.	The Fund will invest at least 80% of its net assets in (i) securities of U.S. and non-U.S. companies, including those in emerging markets, listed on a national securities exchange, or foreign equivalent, that have a majority of their assets invested in or exposed to private companies or have as their stated intention to have a majority of their assets invested in or exposed to private companies (“Listed Private Equity Companies”) and (ii) derivatives, including options, futures, forwards, swap agreements and participation notes, that otherwise have the economic characteristics of Listed Private Equity Companies.

•  Equity Securities Risk

•  Managed Portfolio Risk

•  Private Equity Risk

•  Industry Risk

•  Non-U.S. Securities Risk

•  Emerging Markets Risk

•  Currency Risk

•  Derivatives Risk

•  Small- to Mid-Capitalization Companies Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Invesco Global Listed Private Equity Portfolio	Seeks to track the investment results (before fees and expenses) of the Red Rocks Global Listed Private Equity Index.	The Fund generally will invest at least 90% of its total assets in securities (including American depositary receipts and global depositary receipts) that comprise the Red Rocks Global Listed Private Equity Index (“Index”). The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

•  ADR and GDR Risk

•  Risk of Investing in Listed Private Equity Companies

•  Investments in BDCs Risk

•  Foreign Securities Risk

•  Restrictions on Investments

•  Risks of Investing in Master Limited Partnerships Units

•  Equity Risk

•  Industry Concentration Risk

•  Non-Correlation Risk

•  Index Risk

•  Market Risk

•  Market Trading Risk

•  Authorized Participant Concentration Risk

•  Capital Markets Industry Risk

•  Small- and Mid-Capitalization Company Risk

•  Issuer-Specific Changes

•  Swap Agreements Risk

LONG/SHORT CREDIT
BlackRock Global Long/Short Credit Fund	Seeks absolute total returns over a complete market cycle.	The Fund seeks to provide absolute total returns over a complete market cycle through diversified long and short exposure to the global fixed-income markets. A complete market cycle for fixed income funds such as the Fund is typically three to five years. Under normal circumstances, the Fund invests at least 80% of its total assets in credit-related instruments, including, but not limited to, U.S. Government and agency securities, foreign government and supranational debt securities, corporate bonds, including bonds of companies principally engaged in the aircraft or air transportation industries, mortgage-related securities and asset-backed securities, collateralized debt and loan obligations, including bonds collateralized by aircraft and/or aircraft equipment, emerging market debt securities, preferred securities, structured products, mezzanine securities, senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt, convertible debt securities, and derivatives with similar economic characteristics. The Fund may invest in fixed, variable and floating rate instruments, including participations and assignments, of any duration or maturity.

•  Air Transportation Industry Risk

•  Borrowing Risk

• Collateralized Debt Obligations Risk

•  Convertible Securities Risk

•  Corporate Loans Risk

•  Debt Securities Risk

•  Derivatives Risk

•  Dividend Risk

•  Emerging Markets Risk

•  Event Risk

•  Foreign Securities Risk

•  High Portfolio Turnover Risk

•  Junk Bonds Risk

•  Leverage Risk

•  Liquidity Risk

•  Market Risk and Selection Risk

•  Mezzanine Securities Risk

•  Mortgage- and Asset-Backed Securities Risks

•  Preferred Securities Risk

•  Repurchase Agreements and Purchase and Sale Contracts Risks

•  Reverse Repurchase Agreements Risk

•  Second Lien Loans Risk

•  Senior Loans Risk

•  Short Sales Risk

•  Small and Mid-Capitalization Company Risk

•  Sovereign Debt Risk

•  Structured Products Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

MANAGED FUTURES
Altegris Managed Futures Strategy Fund	Seeks to achieve positive absolute returns in rising and falling equity markets. The Fund’s secondary investment objective is to achieve its primary investment objective with less volatility than major equity market indices.	The Fund allocates its assets between a “Managed Futures” strategy and a “Fixed Income” strategy. The Managed Futures strategy is designed to capture returns related to trends in the commodity and financial futures markets by investing in a combination of financial instruments including, but not limited to: options, futures, forwards, spot contracts or swap contracts, structured notes or other securities or derivatives. The Fund does not invest more than 25% of its assets with any one financial instrument or counterparty or issuer. The Fixed Income strategy is designed to generate interest income and capital appreciation with the objective to diversify the returns under the Managed Futures strategy and will invest in a variety of investment grade fixed income securities.

•  Changing Fixed Income Market Conditions

•  Commodity Risk

•  Counterparty Risk

•  Credit Risk

•  Defaulted Securities Risk

•  Derivatives Risk

•  Exchange-Traded Funds Risk

•  Extension Risk

•  Fixed Income Risk and Interest Rate Risk

•  Foreign Currency Risk

•  Foreign Investment Risk

•  Inflation-Indexed Bond Risk

•  Interest Rate Risk

•  Issuer-Specific Risk

•  Leverage Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Portfolio Turnover Risk

•  Preferred Stock Risk

• Structured Products and Notes Risk

•  Taxation Risk

•  U.S. Government Securities Risk

•  Volatility Risk

•  Wholly-Owned Subsidiary Risk

AQR Managed Futures Strategy Fund	Seeks positive absolute returns.	The Fund allocates its assets among four major asset classes: commodities, currencies, fixed income and equities. The Fund gains exposure to asset classes by investing in a portfolio of futures contracts, futures-related instruments, forwards and swaps. There are no geographic limits on the market exposure of the Fund’s assets. Generally, the Fund invests in futures contracts and futures-related instruments either by investing directly in those instruments, or indirectly by investing in a Subsidiary that invests in those instruments.

•  Commodities Risk

•  Counterparty Risk

•  Credit Risk

•  Currency Risk

•  Derivatives Risk

•  Emerging Market Risk

•  Foreign Investments Risk

•  Forward and Futures Contract Risk

•  Hedging Transactions Risk

•  High Portfolio Turnover Risk

•  Interest Rate Risk

•  Investment in Other Investment Companies Risk

•  Leverage Risk

•  Manager Risk

•  Market Risk

•  Model and Data Risk

•  Non-Diversified Status Risk

•  Short Sale Risk

•  Subsidiary Risk

•  Swap Agreements Risk

•  Tax Risk

•  U.S. Government Securities Risk

•  Volatility Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
JPMorgan Managed Futures Strategy ETF	Seeks to provide long-term total return.	The fund seeks to achieve its investment objective by investing globally to exploit opportunities across a broad range of asset classes including, but not limited to, equities, fixed income, currency and commodities based on the fund’s adviser’s assessment of their attractiveness. Under normal market conditions, the fund employs the Managed Futures strategy to access certain return factors, which include but are not limited to, Momentum and Carry Trades. The fund will generally invest its assets globally to gain exposure, either directly or through the use of derivatives, to equity securities (across market capitalizations) in developed markets, debt securities (including below investment grade or high yield securities), commodities and currencies (including in emerging markets).

•  Authorized Participant Concentration Risk

•  Cash Transactions Risk

•  Commodity Risk

•  Credit Risk

•  Currency Risk

•  Derivatives Risk

•  Equity Market Risk

•  ETF Shares Trading Risk

•  Foreign Securities and Emerging Markets Risk

•  General Market Risk

•  Geographic Focus Risk

•  Government Securities Risk

•  High Portfolio Turnover Risk

•  Illiquidity Risk

•  Industry and Sector Focus Risk

•  Interest Rate Risk

•  Managed Futures Strategies and Return Factors Risks

•  Model and Data Risk

•  Non-Diversified Fund Risk

•  Rolling Futures Contract Risk

•  Short Position Risk

•  Smaller Company Risk

•  Sovereign Debt Risk

•  Subsidiary and Tax Risk

WisdomTree® Managed Futures Strategy Fund	Seeks to provide investors with positive total returns in rising or falling markets.	The fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “managed futures.” For these purposes, managed futures are investments in commodity and currency-linked instruments, as well as U.S. government securities and money market instruments, that taken together have economic characteristics similar or equivalent to those of the listed commodity, currency and financial futures contracts described in the fund’s prospectus.

•  Investment Risk

•  Market Risk

•  Shares of the Fund May Trade at Prices Other Than NAV

•  Benchmark Risk

•  Cash Redemption Risk

•  Commodity Risk

•  Counterparty and Issuer Credit Risk

•  Currency Exchange Rate Risk

•  Cyber Security Risk

•  Derivatives Risk

•  Interest Rate Risk

•  Issuer-Specific Risk

•  Liquidity Risk

•  Management Risk

•  Non-Diversification Risk

•  Portfolio Turnover Risk

•  Repurchase Agreement Risk

•  Short Sales Risk

•  Subsidiary Investment Risk

•  Tax Risk

•  Volatility Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

MERGER ARBITRAGE
1290 VT GAMCO Mergers & Acquisitions Portfolio	Seeks to achieve capital appreciation.	Under normal circumstances, the Portfolio invests primarily in arbitrage opportunities by investing in equity securities of companies that are involved in publically announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations and in equity securities of companies that the Sub-Adviser believes are likely acquisition targets within 12-18 months. The Portfolio may hold a significant portion of its assets in cash or cash equivalents in anticipation of arbitrage opportunities.

•  Cash Management Risk

•  Credit Risk

•  Equity Risk

•  Focused Portfolio Risk

•  Foreign Securities Risk

•  Large-Cap Company Risk

•  Market Risk

•  Mid-Cap and Small-Cap Company Risk

•  Money Market Risk

•  Portfolio Management Risk

•  Portfolio Turnover Risk

•  Preferred Stock Risk

•  Sector Risk

•  Securities Lending Risk

•  Special Situations Risk

NATURAL RESOURCES
1290 VT Natural Resources Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of domestic and foreign companies within the natural resources sector or in other securities or instruments the value of which is related to the market value of some natural resources asset. The Portfolio normally invests in companies that are involved directly or indirectly in the exploration, development, production or distribution of natural resources. The Portfolio seeks to track the performance (before fees and expenses) of the MSCI World Commodity Producers Index with minimal tracking error.

•  Derivatives Risk

•  Energy Sector Risk

•  Equity Risk

•  ETFs Risk

•  Non-Diversified Portfolio Risk

•  Foreign Securities Risk

•  Index Strategy Risk

•  Large Shareholder Risk

•  Liquidity Risk

•  Market Risk

•  Natural Resources Sector Risk

•  Portfolio Management Risk

•  Sector Risk

•  Securities Lending Risk

1290 VT Energy Portfolio	Seeks long-term capital appreciation.	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies in the energy sector through investments in exchange-traded securities of other investment companies and investment vehicles (“exchange-traded funds” or “ETFs”). The energy sector includes companies engaged in such activities as exploring, developing, mining, refining, producing, distributing, transporting, and dealing in conventional and alternative sources of energy; making and servicing component products for such activities; and energy research and development. The Portfolio may invest in ETFs that invest in equity securities of companies of any size in developed and emerging markets throughout the world.

•  Commodity Risk

•  Energy Sector Risk

•  Equity Risk

•  Foreign Securities Risk

•  Large-Cap Company Risk

•  Market Risk

•  Mid-Cap, Small-Cap and Micro-Cap Company Risk

•  Natural Resources Sector Risk

•  Oil and Gas Sector Risk

•  Portfolio Management Risk

•  Risks Related to Investments in Underlying ETFs

•  Sector Risk

•  Securities Lending Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

PRECIOUS AND BASE METALS
iShares® MSCI Global Gold Miners ETF	Seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of gold mining.	The Fund seeks to track the investment results of the MSCI ACWI Select Gold Miners Investable Market Index (“Index”), which targets a minimum of 30 companies in developed and emerging markets that are involved in the business of gold mining. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund. The Fund generally will invest at least 90% of its assets in the component securities of the Index and in investments that have economic characteristics that are substantially identical to the component securities of the Index.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Commodity Risk

•  Concentration Risk

•  Currency Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Geographic Risk

•  Gold Mining Sub-Industry Risk

•  Index-Related Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Materials Sector Risk

•  Mid-Capitalization Companies Risk

• National Closed Market Trading Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Canada

•  Risk of Investing in Developed Countries

•  Securities Lending Risk

•  Security Risk

•  Small-Capitalization Companies Risk

•  Tracking Error Risk

•  Valuation Risk

Invesco DB Base Metals Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Industrial Metals Index Excess Return® over time, plus the excess, if any, of the Fund’s interest income from its holdings of United States Treasury and other high credit quality short-term fixed income securities over its expenses.	The fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Optimum Yield Industrial Metals Index Excess Return®, which is intended to reflect the base metals sector.

•  Futures Trading Volatility Risk

•  Commodity Price Volatility Risk

•  Concentration Risk

•  General Investment Risks

•  Index-Related Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Index Tracking Risk

•  Valuation Risk

•  Not a Registered Investment Company

•  Regulatory Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Invesco DB Gold Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Gold Index Excess Return® over time, plus the excess, if any, of the Fund’s interest income from its holdings of United States Treasury and other high credit quality short-term fixed income securities over its expenses.	The fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Optimum Yield Gold Index Excess Return®, which is intended to reflect the changes in the market value of gold.

•  Futures Trading Volatility Risk

•  Commodity Price Volatility Risk

•  Concentration Risk

•  General Investment Risks

•  Index-Related Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Index Tracking Risk

•  Valuation Risk

•  Not a Registered Investment Company

•  Regulatory Risk

Invesco DB Precious Metals Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Precious Metals Index Excess Return plus the interest income from the fund’s holdings of primarily US Treasury securities less the fund’s expenses.	The fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Optimum Yield Precious Metals Index Excess Return, which is a rules-based index composed of futures contracts on two of the most important precious metals — gold and silver.

•  Futures Trading Volatility Risk

•  Commodity Price Volatility Risk

•  Concentration Risk

•  General Investment Risks

•  Index-Related Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Index Tracking Risk

•  Valuation Risk

•  Not a Registered Investment Company

•  Regulatory Risk

Invesco DB Silver Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Silver Index Excess Return™ over time, plus the excess, if any, of the Fund’s interest income from its holdings of United States Treasury and other high credit quality short-term fixed income securities over its expenses.	The fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Optimum Yield Silver Index Excess Return™, which is intended to reflect the changes in the market value of silver.

•  Futures Trading Volatility Risk

•  Commodity Price Volatility Risk

•  Concentration Risk

•  General Investment Risks

•  Index-Related Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Index Tracking Risk

•  Valuation Risk

•  Not a Registered Investment Company

•  Regulatory Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Equity

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

DOMESTIC LARGE CAP EQUITY
EQ/Loomis Sayles Growth Portfolio	Seeks to achieve capital appreciation.	Under normal market conditions, the Portfolio will invest primarily in equity securities of large capitalization companies, but the Portfolio may invest in companies of any size. The Portfolio normally invests across a wide range of sectors and industries. The Portfolio may invest up to 25% of its total assets in foreign securities listed on a domestic or foreign securities exchange including American Depositary Receipts or European Depositary Receipts.

•  Convertible Securities Risk

•  Equity Risk

•  Focused Portfolio Risk

•  Foreign Securities Risk

•  Investment Style Risk

•  Large-Cap Company Risk

•  Market Risk

•  Mid-Cap and Small-Cap Company Risk

•  Portfolio Management Risk

•  Sector Risk

•  Securities Lending Risk

EQ/BlackRock Basic Value Equity Portfolio	Seeks to achieve capital appreciation and secondarily, income.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in equity securities that the Sub-Adviser believes are undervalued and therefore represent basic investment value. The Portfolio focuses its investments on companies with market capitalizations over $5 billion.	• Equity Risk • Foreign Securities Risk • Investment Style Risk • Large-Cap Company Risk • Market Risk • Mid-Cap Company Risk • Portfolio Management Risk • Sector Risk • Securities Lending Risk
1290 VT Equity Income Portfolio	Seeks a combination of growth and income to achieve an above-average and consistent total return.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio intends to invest primarily in dividend-paying common stocks of U.S. large-capitalization companies. The Portfolio invests primarily in common stocks, but it may also invest in other equity securities that the Sub-Adviser believes provide opportunities for capital growth and income.

•  Dividend Risk

•  Equity Risk

•  Foreign Securities Risk

•  Investment Style Risk

•  Large-Cap Company Risk

•  Market Risk

•  Mid-Cap Company Risk

•  Portfolio Management Risk

•  Sector Risk

•  Securities Lending Risk

EQ/Capital Group Research Portfolio	Seeks to achieve long-term growth of capital.	The Portfolio invests primarily in equity securities of United States issuers and securities whose principal markets are in the United States, including American Depositary Receipts and other United States registered foreign securities. The Portfolio invests primarily in common stocks of companies with a market capitalization greater than $1 billion at the time of purchase.	• Equity Risk • Foreign Securities Risk • Large-Cap Company Risk • Market Risk • Mid-Cap and Small-Cap Company Risk • Portfolio Management Risk • Sector Risk • Securities Lending Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Invesco Comstock Portfolio	Seeks to achieve capital growth and income.	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks. The Portfolio may invest in issuers of any capitalization range, however, a substantial number of issuers are large capitalization issuers. The Sub-Adviser emphasizes a value style of investing, seeking well-established, undervalued companies believed by the Sub-Adviser to possess the potential for capital growth and income.

•  Derivatives Risk

•  Equity Risk

•  Foreign Securities Risk

•  Investment Style Risk

•  Large-Cap Company Risk

•  Market Risk

• Mid-Cap and Small-Cap Company Risk

•  Portfolio Management Risk

•  Real Estate Investing Risk

•  Sector Risk

•  Securities Lending Risk

EQ/JPMorgan Value Opportunities Portfolio	Seeks to achieve long-term capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of mid- and large-capitalization companies. For this Portfolio, issuers with market capitalization between $2 billion and $5 billion are considered mid-capitalization while those above $5 billion are considered large-capitalization. The Sub-Adviser employs a value-oriented investment approach that seeks to identify attractive companies through fundamental research and discounted cash flow analysis.

•  Equity Risk

•  Foreign Securities Risk

•  Investment Style Risk

•  Large-Cap Company Risk

•  Market Risk

•  Mid-Cap Company Risk

•  Portfolio Management Risk

•  Portfolio Turnover Risk

•  Sector Risk

•  Government Securities Risk

EQ/T. Rowe Price Growth Stock Portfolio	Seeks to achieve long-term capital appreciation and secondarily, income.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of a diversified group of growth companies. The Portfolio will invest primarily in equity securities of large-cap companies. For this Portfolio, large-cap companies are defined as those companies with market capitalizations larger than the median market cap of companies in the Russell 1000® Growth Index at the time of purchase. The Portfolio may invest up to 30% of its total assets in securities of foreign issuers, including those in emerging markets.

•  Equity Risk

•  Foreign Securities Risk

•  Information Technology Sector Risk

•  Investment Style Risk

•  Large-Cap Company Risk

•  Market Risk

•  Portfolio Management Risk

•  Sector Risk

•  Securities Lending Risk

•  Special Situations Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/ClearBridge Large Cap Growth Portfolio	Seeks to achieve long-term capital growth.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other instruments with similar economic characteristics of U.S. companies with large market capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000® Index (the “Index”).

•  Equity Risk

•  Foreign Securities Risk

•  Investment Style Risk

•  Large-Cap Company Risk

•  Market Risk

•  Mid-Cap and Small-Cap Company Risk

•  Portfolio Management Risk

•  Sector Risk

•  Securities Lending Risk

LARGE CAP EQUITIES
ATM Large Cap Managed Volatility Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-capitalization companies (or other financial instruments that derive their value from the securities of such companies). The Portfolio is divided into two portions; one utilizes a passive investment index style focused on equity securities of large-capitalization companies and the other portion utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The Portfolio may also invest in ETFs.

•  Cash Management Risk

•  Derivatives Risk

•  Equity Risk

•  ETFs Risk

•  Futures Contract Risk

•  Index Strategy Risk

•  Large-Cap Company Risk

•  Large Shareholder Risk

•  Leveraging Risk

•  Market Risk

•  Portfolio Management Risk

•  Sector Risk

•  Securities Lending Risk

•  Short Position Risk

•  Volatility Management Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Large Cap Core Managed Volatility Portfolio	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index and one portion invests in exchange-traded funds. The Portfolio may invest up to 25% of its assets in derivatives, which will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives.

•  Cash Management Risk

•  Derivatives Risk

•  Equity Risk

•  ETFs Risk

•  Futures Contract Risk

•  Index Strategy Risk

•  Large-Cap Company Risk

•  Leveraging Risk

•  Market Risk

•  Multiple Sub-Adviser Risk

•  Portfolio Management Risk

•  Sector Risk

•  Securities Lending Risk

•  Short Position Risk

•  Volatility Management Risk

EQ/Large Cap Growth Managed Volatility Portfolio	Seeks to provide long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index and one portion invests in exchange-traded funds. The Portfolio may invest up to 25% of its assets in derivatives, which will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives.

•  Cash Management Risk

•  Derivatives Risk

•  Equity Risk

•  ETFs Risk

•  Foreign Securities Risk

•  Futures Contract Risk

•  Index Strategy Risk

•  Investment Style Risk

•  Large-Cap Company Risk

•  Leveraging Risk

•  Market Risk

•  Multiple Sub-Adviser Risk

•  Portfolio Management Risk

•  Sector Risk

•  Securities Lending Risk

•  Short Position Risk

•  Volatility Management Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Large Cap Value Managed Volatility Portfolio	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among two or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index; and one portion invests in exchange-traded funds. The Portfolio may invest up to 25% of its assets in derivatives, which will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives.

•  Cash Management Risk

•  Derivatives Risk

•  Equity Risk

•  ETFs Risk

•  Futures Contract Risk

•  Index Strategy Risk

•  Investment Style Risk

•  Large-Cap Company Risk

•  Leveraging Risk

•  Market Risk

•  Multiple Sub-Adviser Risk

•  Portfolio Management Risk

•  Real Estate Investing Risk

•  Sector Risk

•  Securities Lending Risk

•  Short Position Risk

•  Volatility Management Risk

EQ/ClearBridge Select Equity Managed Volatility Portfolio	Seeks to achieve capital appreciation, which may occasionally be short-term, with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities (or financial instruments that derive their value from such securities). The Portfolio’s assets normally are allocated between two investment managers, each of which will manage its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed (“Active Allocated Portion”) and one portion seeks to track the performance (before fees and expenses) of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion invests primarily in publicly traded equity and equity-related securities of U.S. and non-U.S. companies or other instruments with similar economic characteristics that the Sub-Adviser believes have strong growth prospects and/or attractive valuations. The Index Allocated Portion seeks to track the performance (before fees and expenses) of the S&P 500 Index. The Portfolio may invest up to 25% of its assets in derivatives, which will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives.

•  Cash Management Risk

•  Credit Risk

•  Derivatives Risk

•  Equity Risk

•  Foreign Securities Risk

•  Futures Contract Risk

•  Index Strategy Risk

•  Interest Rate Risk

•  Large-Cap Company Risk

•  Leveraging Risk

•  Liquidity Risk

•  Market Risk

•  Mid-Cap and Small-Cap Company Risk

•  Non-Investment Grade Securities Risk

•  Portfolio Management Risk

•  Sector Risk

•  Securities Lending Risk

•  Short Position Risk

•  Volatility Management Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Common Stock Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 3000® Index (“Russell 3000”), including reinvestment of dividends, at a risk level consistent with that of the Russell 3000.	The Portfolio generally invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of companies represented in the Russell 3000. The Portfolio’s investments are selected by a stratified sampling construction process in which the Sub-Adviser selects a subset of the 3,000 companies in the Russell 3000 based on the Sub-Adviser’s analysis of key risk factors and other characteristics.	• Derivatives Risk • Equity Risk • Index Strategy Risk • Large-Cap Company Risk • Market Risk • Mid-Cap and Small-Cap Company Risk • Portfolio Management Risk • Sector Risk • Securities Lending Risk
EQ/Equity 500 Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s 500® Composite Index (“S&P 500 Index”), including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the S&P 500 Index. The Portfolio will seek to hold all 500 securities in the S&P 500 Index in the exact weight each security represents in that index.	• Derivatives Risk • Equity Risk • Index Strategy Risk • Large-Cap Company Risk • Market Risk • Portfolio Management Risk • Sector Risk • Securities Lending Risk
1290 VT GAMCO Mergers & Acquisitions Portfolio	Seeks to achieve capital appreciation.	Under normal circumstances, the Portfolio invests primarily in arbitrage opportunities by investing in equity securities of companies that are involved in publically announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate re-organizations and in equity securities of companies that the Sub-Adviser believes are likely acquisition targets within 12 to 18 months. The Portfolio may hold a significant portion of its assets in cash or cash equivalents in anticipation of arbitrage opportunities.

•  Cash Management Risk

•  Credit Risk

•  Equity Risk

•  Focused Portfolio Risk

•  Foreign Securities Risk

•  Large-Cap Company Risk

•  Market Risk

•  Mid-Cap and Small-Cap Company Risk

•  Money Market Risk

•  Portfolio Management Risk

•  Portfolio Turnover Risk

•  Preferred Stock Risk

•  Sector Risk

•  Securities Lending Risk

•  Special Situations Risk

EQ/Large Cap Growth Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Growth Index (“Russell 1000 Growth”), including reinvestment of dividends, at a risk level consistent with the Russell 1000 Growth.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the Russell 1000 Growth. The Portfolio seeks to hold all securities in the Russell 1000 Growth in the exact weight each security represents in that index.	• Equity Risk • Index Strategy Risk • Investment Style Risk • Large-Cap Company Risk • Market Risk • Non-Diversification Risk • Portfolio Management Risk • Sector Risk • Securities Lending Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Large Cap Value Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Value Index (“Russell 1000 Value”), including reinvestment of dividends, at a risk level consistent with that of the Russell 1000 Value.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the Russell 1000 Value. The Portfolio seeks to hold all securities in the Russell 1000 Value in the exact. weight each represents in the index, although in certain instances a sampling approach may be utilized.	• Equity Risk • Index Strategy Risk • Investment Style Risk • Large-Cap Company Risk • Market Risk • Portfolio Management Risk • Sector Risk • Securities Lending Risk
Multimanager Aggressive Equity Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in securities of large capitalization growth companies with market capitalization within the range of the Russell 3000® Growth Index at the time of investment. The Portfolio’s assets generally are allocated by the Adviser among three or more sub-advisers, each of which will manage its portion of the Portfolio using different yet complementary investment strategies; one portion of the Portfolio seeks to track the performance (before fees and expenses) of a particular index and the other portions of the Portfolio are actively managed.

•  Equity Risk

•  Foreign Securities Risk

•  Index Strategy Risk

•  Large-Cap Company Risk

•  Market Risk

•  Mid-Cap and Small-Cap Company Risk

•  Multiple Sub-Adviser Risk

•  Portfolio Management Risk

•  Sector Risk

•  Securities Lending Risk

1290 VT Socially Responsible Portfolio	Seeks to achieve long-term capital appreciation.	The Portfolio seeks to track the investment results of the MSCI KLD 400 Social Index (the “Underlying Index”), which is a free float-adjusted market capitalization index designed to target U.S. companies that have positive environmental, social and governance (“ESG”) characteristics. As of December 31, 2019, the Underlying Index consisted of 402 companies identified by MSCI Inc. (the “Index Provider” or “MSCI”) from the universe of companies included in the MSCI USA IMI Index, which targets 99% of the market coverage of stocks that are listed for trading on the New York Stock Exchange and the NASDAQ Stock Market. MSCI analyzes each eligible company’s ESG performance using proprietary ratings covering ESG criteria.

•  ESG Considerations Risk

•  Index Strategy Risk

•  Equity Risk

•  Investment Style Risk

•  Large-Cap Company Risk

•  Technology Sector

•  Derivatives Risk

•  Market Risk

•  Mid-Cap Company Risk

•  Portfolio Management Risk

•  Sector Risk

•  Securities Lending Risk

•  Small-Cap Company Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Franklin Rising Dividends Portfolio	Seeks to achieve long-term capital appreciation. Preservation of capital, while not a goal, is also an important consideration.	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of financially sound companies that have paid consistently rising dividends. The Portfolio invests predominantly in equity securities, mostly common stocks. Companies that have paid consistently rising dividends include those companies that currently pay dividends on their common stocks and have maintained or increased their dividend rate during the last four consecutive years.	• Dividend Risk • Equity Risk • Foreign Securities Risk • Large-Cap Company Risk • Market Risk • New Portfolio Risk • Portfolio Management Risk • Sector Risk • Securities Lending Risk
EQ/Fidelity Institutional AM Large Cap Portfolio	Seeks to achieve long-term capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). For purposes of this Portfolio, large-cap companies are those companies with public stock market capitalizations within the range of companies constituting the Standard & Poor’s 500® Composite Stock Index (“S&P 500® Index”) at the time of investment.

•  Derivatives Risk

•  Equity Risk

•  ETFs Risk

•  Foreign Securities Risk

•  Investment Style Risk

•  Large-Cap Company Risk

•  Market Risk

•  New Portfolio Risk

•  Portfolio Management Risk

•  Sector Risk

•  Securities Lending Risk

DOMESTIC MID CAP EQUITY
EQ/Janus Enterprise Portfolio	Seeks to achieve capital growth.	Under normal market conditions, the Portfolio invests at least 50% of its net assets, plus borrowings for investment purposes, in securities of medium-sized companies (or derivative instruments with similar economic characteristics). The Portfolio primarily invests in equity securities, including common stocks, preferred stocks, and rights and warrants to purchase common stock. For this Portfolio, medium-sized companies are defined as companies with capitalizations at the time of investment within the range of companies included in the Russell MidCap® Growth Index.

•  Derivatives Risk

•  Equity Risk

•  Foreign Securities Risk

•  Investment Style Risk

•  Market Risk

•  Mid-Cap Company Risk

•  Portfolio Management Risk

•  Real Estate Investing Risk

•  Sector Risk

•  Securities Lending Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Multimanager Mid Cap Growth Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. For purposes of this Portfolio, mid-capitalization companies generally are companies with market capitalization within the range of companies in the Russell 2500™ Index or the Russell Midcap® Index at the time of investment. The Portfolio’s assets normally are allocated by the Adviser among three or more sub-advisers, each of which will manage its portion of the Portfolio using different yet complementary investment strategies; one portion of the Portfolio seeks to track the performance (before fees and expenses) of a particular index and the other portions of the Portfolio are actively managed.

•  Equity Risk

•  Index Strategy Risk

•  Investment Style Risk

•  Market Risk

•  Mid-Cap and Small-Cap Company Risk

•  Multiple Sub-Adviser Risk

•  Portfolio Management Risk

•  Sector Risk

•  Securities Lending Risk

Multimanager Mid Cap Value Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. For purposes of this Portfolio, mid-capitalization companies generally are companies with market capitalization within the range of companies in the Russell 2500™ Index or the Russell Midcap® Index at the time of investment. The Portfolio’s assets normally are allocated by the Adviser among three or more sub-advisers, each of which will manage its portion of the Portfolio using different yet complementary investment strategies; one portion of the Portfolio seeks to track the performance (before fees and expenses) of a particular index and the other portions of the Portfolio are actively managed.

•  Equity Risk

•  Index Strategy Risk

•  Investment Style Risk

•  Market Risk

•  Mid-Cap and Small-Cap Company Risk

•  Multiple Sub-Adviser Risk

•  Portfolio Management Risk

•  Real Estate Investing Risk

•  Sector Risk

•  Securities Lending Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

DOMESTIC SMALL CAP EQUITY
1290 VT Small Cap Value Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies with small market capitalizations (or other financial instruments that derive their value from the securities of such companies). For purposes of this Portfolio, small market capitalization companies are those companies with market capitalizations within the range of companies in the Russell 2000® Index at the time of investment. The Portfolio’s assets normally are allocated among two or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy; one portion of the Portfolio is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index.

•  Cash Management Risk

•  Convertible Securities Risk

•  Energy Sector Risk

•  Equity Risk

•  ETFs Risk

•  Foreign Securities Risk

•  Index Strategy Risk

•  Investment Style Risk

•  Liquidity Risk

•  Market Risk

•  Portfolio Management Risk

•  Real Estate Investing Risk

•  Sector Risk

•  Securities Lending Risk

•  Small-Cap Company Risk

•  Special Situations Risk

EQ/Morgan Stanley Small Cap Growth Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies with small market capitalizations (or other financial instruments that derive their value from the securities of such companies). For purposes of this Portfolio, small market capitalization companies are those companies that, at the time of purchase, have market capitalizations within the range of companies in the Russell 2000® Index at the time of investment. The Portfolio’s assets normally are allocated among two or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index.

•  Convertible Securities Risk

•  Derivatives Risk

•  Equity Risk

•  ETFs Risk

•  Foreign Securities Risk

•  Index Strategy Risk

•  Investment Style Risk

•  Large Shareholder Risk

•  Market Risk

•  Portfolio Management Risk

•  Preferred Stock Risk

•  Privately Placed and Other Restricted Securities Risk

•  Sector Risk

•  Securities Lending Risk

•  Small-Cap Company Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/AB Small Cap Growth Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small-capitalization companies with market capitalizations within the range of the Russell 2500™ Index at the time of purchase. The Portfolio’s assets normally are allocated between two portions, each of which is managed using a different but complementary investment strategy. One portion is actively managed by a Sub-Adviser (“Active Allocated Portion”) and the other portion seeks to track the performance of a particular index or indices. The Active Allocated Portion invests primarily in U.S. common stocks and other equity type securities issued by small-capitalization companies that the Sub-Adviser believes to have favorable growth prospects.

•  Equity Risk

•  Index Strategy Risk

•  Investment Style Risk

•  Market Risk

•  Portfolio Management Risk

•  Sector Risk

•  Securities Lending Risk

•  Small-Cap and Mid-Cap Company Risk

•  Special Situations Risk

1290 VT GAMCO Small Company Value Portfolio	Seeks to maximize capital appreciation.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in stocks of small capitalization companies. For this Portfolio, small capitalization companies are companies with market capitalization of $2.0 billion or less at the time of investment. The Portfolio also may invest in foreign securities. The Sub-Adviser utilizes a value-oriented investment style.	• Equity Risk • Foreign Securities Risk • Investment Style Risk • Market Risk • Mid-Cap Company Risk • Portfolio Management Risk • Sector Risk • Securities Lending Risk • Small-Cap Company Risk

SMALL/MID CAP EQUITIES
ATM Mid Cap Managed Volatility Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of mid-capitalization companies (or other financial instruments that derive their value from the securities of such companies). The Portfolio is divided into two portions; one utilizes a passive investment index style focused on equity securities of mid-capitalization companies and the other portion utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The Portfolio may also invest in ETFs.

•  Cash Management Risk

•  Derivatives Risk

•  Equity Risk

•  ETFs Risk

•  Futures Contract Risk

•  Index Strategy Risk

•  Large Shareholder Risk

•  Leveraging Risk

•  Market Risk

•  Mid-Cap Company Risk

•  Portfolio Management Risk

•  Sector Risk

•  Securities Lending Risk

•  Short Position Risk

•  Volatility Management Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
ATM Small Cap Managed Volatility Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small-capitalization companies (or other financial instruments that derive their value from the securities of such companies). The Portfolio is divided into two portions; one utilizes a passive investment index style focused on equity securities of small-capitalization companies and the other portion utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The Portfolio may also invest in ETFs.

•  Cash Management Risk

•  Derivatives Risk

•  Equity Risk

•  ETFs Risk

•  Futures Contract Risk

•  Index Strategy Risk

•  Large Shareholder Risk

•  Leveraging Risk

•  Market Risk

•  Portfolio Management Risk

•  Sector Risk

•  Securities Lending Risk

•  Short Position Risk

•  Small-Cap Company Risk

•  Volatility Management Risk

EQ/Mid Cap Value Managed Volatility Portfolio	Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies with medium market capitalizations (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed, one portion seeks to track the performance of a particular index and one portion invests in exchange-traded funds. The Portfolio may invest up to 25% of its assets in derivatives, which will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives.

•  Cash Management Risk

•  Derivatives Risk

•  Equity Risk

•  ETFs Risk

•  Foreign Securities Risk

•  Futures Contract Risk

•  Index Strategy Risk

•  Investment Style Risk

•  Leveraging Risk

•  Market Risk

•  Mid-Cap Company Risk

•  Multiple Sub-Adviser Risk

•  Portfolio Management Risk

•  Real Estate Investing Risk

•  Sector Risk

•  Securities Lending Risk

•  Short Position Risk

•  Volatility Management Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Franklin Small Cap Value Managed Volatility Portfolio	Seeks to achieve long-term total return with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in the securities of small-capitalization companies. Small-cap companies are companies with market capitalizations not exceeding either: 1) the highest market capitalization in the Russell 2000® Index; or 2) the 12-month average of the highest market capitalization in the Russell 2000® Index, whichever is greater, at the time of purchase. The Portfolio’s assets normally are allocated between two investment managers, each of which will manage its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index. The Portfolio may invest up to 25% of its assets in derivatives, which will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives.

•  Cash Management Risk

•  Derivatives Risk

•  Equity Risk

•  Foreign Securities Risk

•  Futures Contract Risk

•  Index Strategy Risk

•  Investment Style Risk

•  Large Shareholder Risk

•  Leveraging Risk

•  Market Risk

•  Portfolio Management Risk

•  Real Estate Investing Risk

•  Sector Risk

•  Securities Lending Risk

•  Short Position Risk

•  Small-Cap Company Risk

•  Volatility Management Risk

EQ/Mid Cap Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s MidCap 400® Index (“S&P MidCap 400 Index”), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400 Index.	The Sub-Adviser normally invests at least 80% of the Portfolio’s net assets, plus borrowings for investment purposes, in equity securities in the S&P MidCap 400 Index. The Portfolio seeks to hold all securities in the S&P MidCap 400 Index in the exact weight each represents in the S&P MidCap 400 Index, although in certain instances a sampling approach may be utilized.	• Equity Risk • Index Strategy Risk • Market Risk • Mid-Cap Company Risk • Portfolio Management Risk • Sector Risk • Securities Lending Risk
EQ/Small Company Index Portfolio	Seeks to replicate as closely as possible (before expenses) the total return of the Russell 2000® Index (“Russell 2000”).	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies included in the Russell 2000. The Sub-Adviser seeks to match the returns (before expenses) of the Russell 2000. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000, using a process known as “optimization.” The securities held by the Portfolio are weighted to make the Portfolio’s total investment characteristics similar to those of the Russell 2000 as a whole.	• Equity Risk • Index Strategy Risk • Market Risk • Portfolio Management Risk • Sector Risk • Securities Lending Risk • Small-Cap Company Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/American Century Mid Cap Value Portfolio	Seeks to achieve long-term capital growth. Income is a secondary objective.	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of medium size companies (or financial instruments that derive their value from such securities). For purposes of this Portfolio, the Sub-Adviser considers medium size companies to include those companies whose market capitalizations at the time of purchase are within the capitalization range of the companies in the Russell 3000® Index, excluding the largest 100 such companies. The Sub-Adviser intends to manage the Portfolio so that its weighted capitalization falls within the capitalization range of the companies in the Russell Midcap® Index.

•  Mid-Cap Company Risk

•  Investment Style Risk

•  Sector Risk

•  Equity Risk

•  Foreign Securities Risk

•  Initial Public Offering (“IPO”) Risk

•  Market Risk

•  New Portfolio Risk

•  Portfolio Management Risk

•  Securities Lending Risk

EQ/Goldman Sachs Mid Cap Value Portfolio	Seeks to achieve long-term capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of mid-cap companies (or other financial instruments that derive their value from the securities of such companies). For purposes of this Portfolio, mid-cap companies are those companies with public stock market capitalizations within the range of companies constituting the Russell Midcap® Value Index at the time of investment.

•  Credit Risk

•  Equity Risk

•  Foreign Securities Risk

•  Interest Rate Risk

•  Investment Style Risk

•  Large-Cap Company Risk

•  Market Risk

•  Mid-Cap and Small-Cap Company Risk

•  New Portfolio Risk

•  Portfolio Management Risk

•  Portfolio Turnover Risk

•  Real Estate Investing Risk

•  Sector Risk

•  Securities Lending Risk

EQ/MFS Mid Cap Focused Growth Portfolio	Seeks to provide growth of capital.	Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of mid-capitalization companies. For purposes of this Portfolio, mid-capitalization companies typically are companies with market capitalizations within the capitalization range of the companies in the Russell Midcap® Growth Index at the time of purchase.

•  Mid-Cap Company Risk

•  Focused Portfolio Risk

•  Investment Style Risk

•  Information Technology Sector Risk

•  Equity Risk

•  Foreign Securities Risk

•  Liquidity Risk

•  Market Risk

•  Portfolio Management Risk

•  Portfolio Turnover Risk

•  Real Estate Investing Risk

•  Sector Risk

•  Securities Lending Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
1290 GAMCO Small/Mid Cap Value Fund	Seeks to maximize capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small and mid-capitalization companies. For the Fund, small capitalization companies generally are companies with a market capitalization less than $3 billion at the time of investment, and mid-capitalization companies generally are companies with a market capitalization between $3 billion and $12 billion at the time of investment. The Fund also may invest up to 20% of its net assets in foreign securities.

•  Equity Risk

•  Mid-Cap and Small-Cap Company Risk

•  Investment Style Risk

•  Sector Risk

•  Foreign Securities Risk

•  Large Shareholder Risk

•  Market Risk

•  Portfolio Management Risk

•  Preferred Stock Risk

•  Securities Lending Risk

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

DOMESTIC MICRO CAP EQUITY
1290 VT Micro Cap Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of micro-cap companies (or other financial instruments that derive their value from the securities of such companies). For purposes of this Portfolio, micro-cap companies are those companies with market capitalizations that are either under $1 billion or are within the range of companies in the Russell Microcap® Index at the time of purchase. The Portfolio’s assets normally are allocated among two or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index.

•  Equity Risk

•  Foreign Securities Risk

•  Index Strategy Risk

•  Investment Style Risk

•  Market Risk

•  Portfolio Management Risk

•  Sector Risk

•  Securities Lending Risk

•  Small-Cap and Micro-Cap Company Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® Micro-Cap ETF	Seeks to track the investment results of an index composed of micro-capitalization U.S. equities.	The Fund seeks to track the investment results of the Russell Microcap® Index (“Index”), which measures the performance of the microcap sector of the U.S. equity market. The Fund generally invests at least 90% of its assets in securities of the Index and in depositary receipts representing securities of the Index. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Healthcare Sector Risk

•  Index-Related Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Micro-Capitalization Companies Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Small-Capitalization Companies Risk

•  Tracking Error Risk

EMERGING MARKETS EQUITY
EQ/Emerging Markets Equity PLUS Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies located in emerging market countries or other investments that are tied economically to emerging market countries. The Portfolio’s assets normally are allocated among two investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed (“Active Allocated Portion”), and one portion seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 25-35% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 65-75% of the Portfolio’s net assets.

•  Cash Management Risk

•  Derivatives Risk

•  Emerging Markets Risk

•  Equity Risk

•  ETFs Risk

•  Foreign Securities Risk

•  Index Strategy Risk

•  Large-Cap Company Risk

•  Leveraging Risk

•  Liquidity Risk

•  Market Risk

•  Mid-Cap and Small-Cap Company Risk

•  Portfolio Management Risk

•  Securities Lending Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
SPDR® S&P® Emerging Markets Dividend ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks dividend paying securities of publicly-traded companies in emerging markets.	Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the S&P Emerging Markets Dividend Opportunities Index (“Index”) or in American Depositary Receipts or Global Depositary Receipts based on securities comprising the Index. The Fund employs a sampling strategy in seeking to track the performance of the Index, which means the Fund is not required to purchase all of the securities represented in the Index.

•  Currency Risk

•  Depositary Receipts Risk

•  Dividend Paying Securities Risk

•  Emerging Markets Risk

•  Equity Investing Risk

•  Financial Sector Risk

•  Fluctuation of Net Asset Value, Share Premiums and Discounts Risk

•  Geographic Focus Risk — China, South Africa, Taiwan and Thailand

•  Indexing Strategy/Index Tracking Risk

•  Liquidity Risk

•  Market Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Unconstrained Sector Risk

•  Valuation Risk

Templeton Developing Markets Trust	Seeks long-term capital appreciation.	Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies located or operating in “developing market countries.” The Fund’s investments in equity securities may include investments in the securities of companies of any capitalization, including smaller or mid-size companies. The Fund also invests in American, Global, and European Depositary Receipts. In addition to the Fund’s main investments, the Fund may invest up to 20% of its net assets in the securities of issuers in developed market countries.	• Market Risk • Foreign Securities (non U.S.) Risk • Developing Market Countries Risk • Focus Risk • Smaller and Midsize Companies Risk • Value Style Investing Risk • Management Risk

EMERGING MARKETS SMALL CAP
SPDR® S&P® Emerging Markets Small Cap ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the small capitalization segment of global emerging market countries.	Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the S&P Emerging Markets Under USD2 Billion Index (“Index”) and in depositary receipts (including American Depositary Receipts) or Global Depositary Receipts based on securities comprising the Index. The Fund employs a sampling strategy in seeking to track the performance of the Index.

•  Consumer Discretionary Sector Risk

•  Currency Risk

•  Depositary Receipts Risk

•  Emerging Markets Risk

•  Equity Investing Risk

•  Fluctuation of Net Asset Value, Share Premiums and Discounts Risk

•  Geographic Focus Risk (China, Taiwan)

•  Indexing Strategy/Index Tracking Risk

•  Liquidity Risk

•  Market Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Risks of Investing in China A Shares

•  Small-Capitalization Securities Risk

•  Technology Sector Risk

•  Unconstrained Sector Risk

•  Valuation Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Templeton Emerging Markets Small Cap Fund	Seeks long-term capital appreciation.	Under normal market conditions, the Fund invests at least 80% of its net assets in securities of small cap companies located in “emerging market countries.” Emerging market countries include those currently considered to be developing by the World Bank, the International Finance Corporation, the United Nations, or the countries’ authorities, or countries with a stock market capitalization of less than 3% of the MSCI World Index. The investment manager employs a strategy of investing in securities of companies with a market capitalization at the time of initial purchase within the range of the market capitalizations of companies included in the MSCI Emerging Markets Small Cap Index.	• Market Risk • Foreign Securities (non U.S.) Risk • Emerging Market Countries Risk • Small Cap Companies Risk • Liquidity Risk • Focus Risk • Value Style Investing Risk • Management Risk

FRONTIER MARKETS
iShares® MSCI Frontier 100 ETF	Seeks to track the investment results of an index composed of frontier market equities.	The Fund generally invests at least 90% of its assets in the component securities of the MCSI Frontier Markets 100 Index (“Index”) and in depositary receipts representing securities in that Index. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund. The Fund may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the fund track the Index.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Commodity Risk

•  Communication Services Sector Risk

•  Concentration Risk

•  Currency Risk

•  Custody Risk

•  Cyber Security Risk

•  Dividend Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Geographic Risk

•  Index-Related Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  National Closed Market Trading Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Privatization Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Frontier Markets

•  Risk of Investing in Kuwait

•  Securities Lending Risk

•  Security Risk

•  Structural Risk

•  Tracking Error Risk

•  Valuation Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Morgan Stanley Institutional Fund, Inc. Frontier Emerging Markets Portfolio	Seeks long-term capital appreciation.	Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of companies operating in frontier emerging market countries. The Fund may also invest in emerging market securities and may hold or have exposure to equity securities of companies of any size, including small and medium capitalization companies, and to companies in any industry or sector.

•  Equity Securities Risk

•  Small and Medium Capitalization Companies Risk

•  Frontier Emerging Market Securities Risk

•  Banking Industry Risk

•  Investment Company Securities Risk

•  Liquidity Risk

•  Derivatives Risk

GLOBAL EQUITY
1290 VT SmartBeta Equity Portfolio	Seeks to achieve long-term capital appreciation.	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in equity securities of U.S. companies and foreign companies in developed markets. The Portfolio may invest in large, mid and small capitalization companies and will be broadly diversified across companies and industries. The Sub-Adviser’s SmartBeta™ Equity strategy seeks to achieve, over a full market cycle, above-market returns with less volatility compared to the equity markets as a whole.

•  Equity Risk

•  ESG Considerations Risk

•  Emerging Markets Risk

•  Foreign Securities Risk

•  Investment Strategy Risk

•  Large Shareholder Risk

•  Large-Cap Company Risk

•  Market Risk

•  Mid-Cap and Small-Cap
Company Risk

•  Portfolio Management Risk

•  Quantitative Investing Risk

•  Sector Risk

•  Securities Lending Risk

1290 VT Low Volatility Global Equity Portfolio	Seeks long-term capital appreciation with lower absolute volatility than the broad equity markets.	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio will invest in equity securities through investments in exchange-traded securities of other investment companies and investment vehicles (“exchange-traded funds” or “ETFs”). The Portfolio invests primarily in ETFs that, in turn, invest substantially all of their assets in equity securities that are believed to have lower absolute volatility than the markets in which the ETF invests.

•  Equity Risk

•  Foreign Securities Risk

•  Large-Cap Company Risk

•  Large Shareholder Risk

•  Market Risk

•  Mid-Cap, Small-Cap and Micro-Cap Company Risk

•  Portfolio Management Risk

•  Risks Related to Investments in Underlying ETFs

•  Securities Lending Risk

•  Volatility Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

INTERNATIONAL DEVELOPED EQUITY
EQ/International Equity Index Portfolio	Seeks to achieve a total return (before expenses) that approximates the total return performance of a composite index comprised of 40% DJ EuroSTOXX 50 Index, 25% FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX 200 Index (“composite index”), including reinvestment of dividends, at a risk level consistent with that of the composite index.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies represented in the composite index. The Portfolio’s investments will be selected by a stratified sampling construction process in which the Sub-Adviser selects a subset of the companies represented in each index based on the Sub-Adviser’s analysis of key risk factors and other characteristics.	• Equity Risk • Foreign Securities Risk • Geographic Concentration Risk • Index Strategy Risk • Large-Cap Company Risk • Market Risk • Portfolio Management Risk • Sector Risk • Securities Lending Risk
EQ/MFS International Growth Portfolio	Seeks to achieve capital appreciation.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets in the equity securities of foreign companies, including emerging markets equity securities. The Portfolio may invest a large percentage of its assets in issuers in a single country, a small number of countries, or a particular geographic region. The Sub-Adviser focuses on investing the Portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (i.e. growth companies).

•  Equity Risk

•  Foreign Securities Risk

•  Investment Style Risk

•  Large-Cap Company Risk

•  Large Shareholder Risk

•  Liquidity Risk

•  Market Risk

•  Mid-Cap and Small-Cap Company Risk

•  Portfolio Management Risk

•  Sector Risk

•  Securities Lending Risk

MFS® International Value Fund	Seeks capital appreciation.	The Fund’s investment adviser normally invests the Fund’s assets primarily in foreign equity securities, including emerging market equity securities. The Fund’s investment adviser normally invests the Fund’s assets across different industries, sectors, countries, and regions, but may invest a significant percentage of the Fund’s assets in issuers in a single industry, sector, country, or region. The Fund’s investment adviser focuses on investing the Fund’s assets in the stocks of companies it believes are undervalued compared to their intrinsic value (value companies).

•  Equity Market/Company Risk

•  Value Company Risk

•  Foreign Risk

•  Emerging Markets Risk

•  Currency Risk

•  Focus Risk

•  Derivatives Risk

•  Leveraging Risk

•  Counterparty and Third Party Risk

•  Liquidity Risk

•  Investment Selection Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

INTERNATIONAL EQUITIES
ATM International Managed Volatility Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in foreign equity securities (or other financial instruments that derive their value from the securities of such companies). The Portfolio is divided into two portions; one utilizes a passive investment index style focused on equity securities of foreign companies and the other portion utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The Portfolio may also invest in ETFs.

•  Cash Management Risk

•  Derivatives Risk

•  Equity Risk

•  ETFs Risk

•  Foreign Securities Risk

•  Futures Contract Risk

•  Index Strategy Risk

•  Large-Cap Company Risk

•  Large Shareholder Risk

•  Leveraging Risk

•  Market Risk

•  Portfolio Management Risk

•  Sector Risk

•  Securities Lending Risk

•  Short Position Risk

•  Volatility Management Risk

EQ/Global Equity Managed Volatility Portfolio	Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio’s assets normally are allocated between two or more investment managers, each of which will manage its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio may invest up to 25% of its assets in derivatives, which will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives.

•  Cash Management Risk

•  Derivatives Risk

•  Emerging Markets Risk

•  Equity Risk

•  ESG Considerations Risk

•  Foreign Securities Risk

•  Futures Contract Risk

•  Index Strategy Risk

•  Large-Cap Company Risk

•  Leveraging Risk

•  Liquidity Risk

•  Market Risk

•  Mid-Cap and Small-Cap Company Risk

•  Multiple Sub-Adviser Risk

•  Portfolio Management Risk

•  Sector Risk

•  Securities Lending Risk

•  Short Position Risk

•  Volatility Management Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/International Core Managed Volatility Portfolio	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	The Portfolio invests primarily in foreign equity securities (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index; and one portion invests in exchange-traded funds. The Portfolio may invest up to 25% of its assets in derivatives, which will consist primarily of foreign currency transactions, exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives.

•  Cash Management Risk

•  Derivatives Risk

•  Equity Risk

•  ETFs Risk

•  Foreign Securities Risk

•  Futures Contract Risk

•  Geographic Concentration Risk

•  Index Strategy Risk

•  Large-Cap Company Risk

•  Leveraging Risk

•  Market Risk

•  Mid-Cap and Small-Cap Company Risk

•  Multiple Sub-Adviser Risk

•  Portfolio Management Risk

•  Sector Risk

•  Securities Lending Risk

•  Short Position Risk

•  Volatility Management Risk

EQ/International Value Managed Volatility Portfolio	Seeks to provide current income and long-term growth of income, accompanied by growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	Under normal circumstances the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio’s assets normally are allocated among two investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed (“Active Allocated Portion”) and one portion seeks to track the performance of a particular index. The Active Allocated Portion seeks to invest in securities of foreign companies, including companies in emerging market countries that have a market capitalization in excess of $5 billion at the time of purchase. The Portfolio may limit its equity exposure when market volatility increases above specific thresholds, primarily through the use of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives.

•  Cash Management Risk

•  Derivatives Risk

•  Equity Risk

•  ETFs Risk

•  Foreign Securities Risk

•  Futures Contract Risk

•  Index Strategy Risk

•  Investment Style Risk

•  Large-Cap Company Risk

•  Leveraging Risk

•  Market Risk

•  Portfolio Management Risk

•  Preferred Stock Risk

•  Sector Risk

•  Securities Lending Risk

•  Short Position Risk

•  Volatility Management Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Templeton Global Equity Managed Volatility Portfolio	Seeks to achieve long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities (or other financial instruments that derive their value from such securities). The Portfolio’s assets normally are allocated between two investment managers, each of which will manage its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed (“Active Allocated Portion”) and one portion seeks to track the performance (before fees and expenses) of a particular index or indices (“Index Allocated Portion”). The Portfolio may invest up to 25% of its assets in derivatives, which will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives.

Under normal circumstances, the Active Allocated Portion invests primarily in equity securities, including common stocks and preferred stocks, of companies located anywhere in the world, including emerging markets. The Index Allocated Portion is comprised of two strategies, which seek to track the performance (before fees and expenses) of the S&P 500 Index and the Morgan Stanley Capital International EAFE Index, respectively, each with minimal tracking error.

•  Cash Management Risk

•  Credit Risk

•  Derivatives Risk

•  Equity Risk

•  Foreign Securities Risk

•  Futures Contract Risk

•  Index Strategy Risk

•  Interest Rate Risk

•  Investment Style Risk

•  Large-Cap Company Risk

•  Large Shareholder Risk

•  Leveraging Risk

•  Liquidity Risk

•  Market Risk

•  Mid-Cap Company Risk

•  Multiple Sub-Adviser Risk

•  Portfolio Management Risk

•  Sector Risk

•  Securities Lending Risk

•  Short Position Risk

•  Volatility Management Risk

EQ/Invesco Global Portfolio	Seeks to achieve capital appreciation.	Under normal circumstances, the Portfolio invests primarily in equity securities of U.S. and foreign companies. The Portfolio can invest without limit in foreign securities, including depositary receipts, and can invest in any country, including countries with developing or emerging markets. The Sub-Adviser primarily looks for quality companies, regardless of domicile, that have sustainable growth.

•  Equity Risk

•  Foreign Securities Risk

•  Investment Style Risk

•  Large-Cap Company Risk

•  Market Risk

•  Mid-Cap and Small-Cap Company Risk

•  Portfolio Management Risk

•  Sector Risk

•  Securities Lending Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
1290 VT Low Volatility Global Equity Portfolio	Seeks long-term capital appreciation with lower absolute volatility than the broad equity markets.	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio will invest in equity securities through investments in exchange-traded securities of other investment companies and investment vehicles (“exchange-traded funds” or “ETFs”). The Portfolio invests primarily in ETFs that, in turn, invest substantially all of their assets in equity securities that are believed to have lower absolute volatility than the markets in which the ETF invests.

•  Equity Risk

•  Foreign Securities Risk

•  Volatility Risk

•  Risks Related to Investments in Underlying ETFs

•  Mid-Cap, Small-Cap and Micro-Cap Company Risk

•  Large-Cap Company Risk

•  Large Shareholder Risk

•  Market Risk

•  Portfolio Management Risk

•  Securities Lending Risk

1290 VT SmartBeta Equity Portfolio	Seeks to achieve long-term capital appreciation.	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in equity securities of U.S. companies and foreign companies in developed markets. The Portfolio may invest in large, mid and small capitalization companies and will be broadly diversified across companies and industries. Equity securities in which the Portfolio may invest include common stocks, preferred stocks, warrants, American Depositary Receipts and similar instruments.

•  Quantitative Investing Risk

•  Equity Risk

•  Sector Risk

•  Foreign Securities Risk

•  Mid-Cap and Small-Cap Company Risk

•  ESG Considerations Risk

•  Investment Strategy Risk

•  Large-Cap Company Risk.

•  Large Shareholder Risk

•  Market Risk

•  Portfolio Management Risk

•  Securities Lending Risk

EQ/MFS International Intrinsic Value Portfolio	Seeks to achieve capital appreciation.	The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities. Equity securities include common stocks and other securities that represent an ownership interest (or the right to acquire an ownership interest) in a company or other issuer. An issuer will be considered to be an issuer of a foreign security if the issuer is domiciled, derives a significant portion of its revenues from, or primarily trades in a market located outside of the United States.

•  Cash Management Risk

•  Derivatives Risk

•  Equity Risk

•  Foreign Securities Risk

•  Investment Style Risk

•  Large-Cap Company Risk

•  Leveraging Risk

•  Liquidity Risk

•  Market Risk

•  Mid-Cap and Small-Cap Company Risk

•  New Portfolio Risk

•  Portfolio Management Risk

•  Sector Risk

•  Securities Lending Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Invesco International Growth Portfolio	Seeks to achieve long-term growth of capital.	The Portfolio invests primarily in equity securities and depositary receipts of foreign issuers. The principal types of equity securities in which the Portfolio invests are common and preferred stock. Under normal circumstances, the Portfolio will provide exposure to investments that are economically tied to at least three different countries outside of the U.S. An issuer will be considered to be economically tied to a country outside of the U.S. if it is domiciled, derives a significant portion of its revenues from, or primarily trades in a market located outside of the U.S. The Portfolio may also invest up to 1.25 times the amount of the exposure to emerging markets countries in the MSCI All Country World ex-U.S. Growth Index. Emerging markets countries are those countries that are in the early stages of their industrial cycles.

•  Cash Management Risk

•  Derivatives Risk

•  Equity Risk

•  Foreign Securities Risk

•  Investment Style Risk

•  Large-Cap Company Risk

•  Market Risk

•  Mid-Cap Company Risk

•  New Portfolio Risk

•  Portfolio Management Risk

•  Preferred Stock Risk

•  Sector Risk

•  Securities Lending

INTERNATIONAL/GLOBAL SMALL CAP EQUITY
iShares® MSCI EAFE Small-Cap ETF	Seeks to track the investment results of an index composed of small-capitalization developed market equities, excluding the U.S. and Canada.	The Fund generally will invest at least 90% of its assets in the component securities of the MSCI EAFE Small Cap Index (“Index”) and in investments that have economic characteristics that are substantially identical to the component securities of the Index. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund. The Fund may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Currency Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Geographic Risk

•  Healthcare Sector Risk

•  Index-Related Risk

•  Industrials Sector Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  National Closed Market Trading Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Developed Countries

•  Risk of Investing in Japan

•  Securities Lending Risk

•  Small-Capitalization Companies Risk

•  Structural Risk

•  Tracking Error Risk

•  Valuation Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Templeton Global Smaller Companies Fund	Seeks long-term capital growth.	Under normal market conditions, the Fund invests at least 80% of its net assets in securities of smaller companies located anywhere in the world. The Fund may invest a significant amount of its assets in the securities of companies located in emerging markets. The Fund will invest its assets in issuers located in at least three different countries (including the United States) and will invest at least 40% of its net assets in foreign securities.

•  Market Risk

•  Smaller Companies Risk

•  Foreign Securities (non-U.S.) Risk

•  Regional Focus Risk

•  Emerging Markets Countries Risk

•  Management Risk

•  Liquidity Risk

•  Value Style Investing Risk

•  Derivatives Instruments Risks

Fixed Income

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

BANK LOANS
Invesco Senior Loan ETF	Seeks to track the investment results (before fees and expenses) of the S&P/LSTA U.S. Leveraged Loan 100 Index (“Index”).	The Fund generally will invest at least 80% of its net assets (plus any borrowings for investment purposes) in senior loans that comprise the Index. Banks and other lending institutions generally issue senior loans to corporations, partnerships or other entities (“borrowers”). These borrowers operate in a variety of industries and geographic regions, including foreign countries. Senior loans often are issued in connection with recapitalizations, acquisitions, leveraged buyouts and re-financings.

•  Collateral Securities Risk

•  Fixed-Income Securities Risk

•  Changing U.S. Fixed Income Market Conditions Risk

•  Risk of Investing in Loans

•  Senior Loans Risk

•  Risks of Loan Assignments and Participations

•  Non-Investment Grade Securities Risk

•  Prepayment Risk

•  Reinvestment Risk

•  Liquidity Risk

•  Risk of Investing in Loans to Non-U.S. Borrowers

•  Market Risk

•  Market Trading Risk

•  Authorized Participant Concentration Risk

•  Sampling Risk

•  Cash Transaction Risk

•  Industry Concentration Risk

•  Non-Correlation Risk

•  Index Risk

•  Issuer-Specific Changes

•  When Issued and Delayed Delivery Transactions

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

EMERGING MARKETS DEBT
iShares® J.P. Morgan USD Emerging Markets Bond ETF	Seeks to track the investment results of an index composed of U.S. dollar-denominated, emerging market bonds.	The Fund generally invests at least 90% of its assets in the component securities of the J.P. Morgan EMBI® Global Core Index (“Index”). The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund. The Fund may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s investment adviser believes will help the Fund track the Index.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Call Risk

•  Concentration Risk

•  Credit Risk

•  Custody Risk

•  Cyber Security Risk

•  Geographic Risk

•  High Yield Securities Risk

•  Illiquid Investments Risk

•  Income Risk

•  Index-Related Risk

•  Interest Rate Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-U.S. Agency Debt Risk

•  Non-U.S. Issuers Risk

•  Operational Risk

•  Passive Investment Risk

•  Privatization Risk

•  Privately Issued Securities Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Emerging Markets

•  Risk of Investing in Russia

•  Security Risk

•  Sovereign and Quasi-Sovereign Obligations Risk

•  Structural Risk

•  Tracking Error Risk

•  Valuation Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
PIMCO Emerging Markets Bond Fund	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	The Fund invests under normal circumstances at least 80% of its assets in fixed income instruments, including bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities, that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

•  Interest Rate Risk

•  Call Risk

•  Credit Risk

•  High Yield Risk

•  Market Risk

•  Issuer Risk

•  Liquidity Risk

•  Derivatives Risk

•  Equity Risk

•  Mortgage-Related and Other Asset-Backed Securities Risk

•  Foreign (Non-U.S.) Investment Risk

•  Real Estate Risk

•  Emerging Markets Risk

•  Sovereign Debt Risk

•  Currency Risk

•  Leveraging Risk

•  Management Risk

•  Short Exposure Risk

FLOATING RATE SECURITIES
Eaton Vance Floating-Rate Fund	Seeks to provide a high level of current income.	Under normal circumstances, the Fund invests at least 80% of its total assets in income producing floating rate loans and other floating rate debt securities. The Fund invests primarily in senior floating rate loans of domestic and foreign borrowers.

•  Market Risk

•  Credit Risk

•  Additional Risks of Loans

•  Lower Rated Investments Risk

•  Interest Rate Risk

•  Foreign Investment Risk

•  Currency Risk

•  U.S. Government Securities Risk

•  Money Market Instrument Risk

•  Derivatives Risk

•  Risks Associated with Active Management

•  General Fund Investing Risks

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® Floating Rate Bond ETF	Seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade floating rate bonds with remaining maturities between one month and five years.	The Fund generally invests at least 90% of its assets in the component securities of the Bloomberg Barclays U.S. Floating Rate Note <5 Years Index (“Index”) and in investments that provide substantially similar exposure to the securities in that Index. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund. The Fund may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Call Risk

•  Concentration Risk

•  Cyber Security Risk

•  Credit Risk

•  Emerging Markets Exposure Risk

•  Extension Risk

•  Financials Sector Risk

•  Floating Rate Notes Risk

•  Illiquid Investments Risk

•  Income Risk

•  Index-Related Risk

•  Industrials Sector Risk

•  Issuer Risk

•  Interest Rate Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-U.S. Issuers Risk

•  Operational Risk

•  Passive Investment Risk

•  Privately-Issued Securities Risk

•  Risk of Investing in Developed Countries

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Structural Risk

•  Tracking Error Risk

•  Valuation Risk

SPDR® Bloomberg Barclays Investment Grade Floating Rate ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the market for U.S. dollar-denominated, investment grade floating rate notes with maturities greater than or equal to one month and less than five years.	Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Bloomberg Barclays U.S. Dollar Floating Rate Note <5 Years Index (“Index”) or in securities that the Fund’s investment adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund employs a sampling strategy in seeking to track the performance of the Index.

•  Debt Securities Risk

•  Financial Sector Risk

•  Income Risk

•  Indexing Strategy/Index Tracking Risk

•  Industrial Sector Risk

•  Liquidity Risk

•  Market Risk

•  Non-U.S. Securities Risk

•  Unconstrained Sector Risk

•  Valuation Risk

•  Variable and Floating Rate Securities Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

GLOBAL BOND
EQ/Global Bond PLUS Portfolio	Seeks to achieve capital growth and current income.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities, including obligations of foreign government or corporate entities or supranational agencies (such as the World Bank) denominated in various currencies. The Portfolio’s assets normally are allocated among two investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by a Sub-Adviser and one portion of the Portfolio seeks to track the performance (before fees and expenses) of a particular index. The Portfolio may also invest up to 20% of its assets in exchange-traded funds that meet the investment criteria of the Portfolio. The Portfolio normally will invest a significant portion of its assets in foreign securities and normally invests in at least three countries and may invest in the securities of issuers in emerging markets. The Portfolio may invest up to 30% of its total assets in derivatives such as foreign currency forward contracts as a substitute for investing directly in securities or for hedging purposes.

•  Credit Risk

•  Derivatives Risk

•  ETFs Risk

•  Foreign Securities Risk

•  Government Securities Risk

•  Index Strategy Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Large Shareholder Risk

•  Leveraging Risk

•  Liquidity Risk

•  Market Risk

•  Mortgage-Related and Other Asset-Backed Securities Risk

•  Multiple Sub-Adviser Risk

•  Portfolio Management Risk

•  Prepayment Risk and Extension Risk

•  Redemption Risk

•  Securities Lending Risk

Templeton Global Bond Fund	Seeks current income with capital appreciation and growth of income.	Under normal market conditions, the Fund invests at least 80% of its net assets in bonds, including debt obligations of any maturity, such as bonds, notes, bills and debentures. The Fund invests predominantly in bonds issued by governments, government-related entities and government agencies located around the world. The Fund’s assets are invested in issuers located in at least three countries (including the U.S.).

•  Foreign Securities (non U.S.) Risk

•  Currency Management Strategies Risk

•  Sovereign Debt Securities Risk

•  Regional Risk

•  Developing Market Countries Risk

•  Market Risk

•  Liquidity Risk

•  Interest Rate Risk

•  Credit Risk

•  Derivative Instruments Risk

•  High-Yield Debt Securities Risk

•  Income Risk

•  Non-Diversification Risk

•  Management Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

HIGH YIELD BOND
1290 VT High Yield Bond Portfolio	Seeks to maximize current income.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in a broad range of high-yield, below investment-grade bonds. The Portfolio may invest up to 25% of its net assets in debt securities of issuers located outside the United States, including emerging markets issuers and U.S. dollar-denominated securities of non-U.S. issuers. The Portfolio’s assets normally are allocated among two portions, each of which is managed using a different but complementary investment strategy; one portion is actively managed (“Active Allocated Portion”) and the other portion invests in ETFs that are passively managed and that meet the investment objective of the Portfolio (“ETF Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 90% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 10% of the Portfolio’s net assets. These percentages can deviate from the amounts shown above by up to 15% of the Portfolio’s assets.

•  Credit Risk

•  ETFs Risk

•  Foreign Securities Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Large-Cap Company Risk

•  Leveraging Risk

•  Liquidity Risk

•  Loan Risk

•  Market Risk

•  Mid-Cap and Small-Cap Company Risk

•  Mortgage-Related and Other Asset-Backed Securities Risk

•  Non-Investment Grade Securities Risk

•  Portfolio Management Risk

•  Prepayment Risk and Extension Risk

•  Privately Placed and Other Restricted Securities Risk

•  Redemption Risk

•  Sector Risk

•  Securities Lending Risk

•  Zero Coupon and Pay-in-Kind Securities Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® Emerging Markets High Yield Bond ETF	Seeks to track the investment results of an index composed of U.S. dollar-denominated, emerging market high yield sovereign and corporate bonds.	The Fund generally invests at least 90% of its assets in the component securities of the Morningstar® Emerging Markets High Yield Bond IndexSM (“Index”) and in investments that provide substantially similar exposure to the securities in that index. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund. The Fund may invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s investment adviser believes will help the Fund track the Index.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Call Risk

•  Concentration Risk

•  Credit Risk

•  Currency Risk

•  Custody Risk

•  Cyber Security Risk

•  Extension Risk

•  Geographic Risk

•  High Yield Securities Risk

•  Illiquid Investments Risk

•  Income Risk

•  Index-Related Risk

•  Interest Rate Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Diversification Risk

•  Non-U.S. Agency Debt Risk

•  Non-U.S. Issuers Risk

•  Operational Risk

•  Passive Investment Risk

•  Privately-Issued Securities Risk

•  Privatization Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Brazil

•  Risk of Investing in Emerging Markets

•  Risk of Investing in Frontier Markets

•  Risk of Investing in Russia

•  Security Risk

•  Sovereign and Quasi-Sovereign Obligations Risk

•  Structural Risk

•  Tracking Error Risk

•  Valuation Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Loomis Sayles Strategic Income Fund	Seeks high current income with a secondary objective of capital growth.	Under normal market conditions, the Fund will invest substantially all of its assets in income producing securities (including below investment grade securities, or “junk bonds”) with a focus on U.S. corporate bonds, convertible securities, foreign debt instruments, including those in emerging markets and related foreign currency transactions, and U.S. government securities. The Fund may invest up to 35% of its assets in preferred stocks and dividend-paying common stocks. The portfolio managers may shift the Fund’s assets among various types of income-producing securities based upon changing market conditions.

•  Below Investment Grade Fixed-Income Securities Risk

•  Credit/Counterparty Risk

•  Currency Risk

•  Derivatives Risk

•  Emerging Markets Risk

•  Equity Securities Risk

•  Fixed-Income Securities Risk

•  Foreign Securities Risk

•  Interest Rate Risk

•  Large Investor Risk

•  Leverage Risk

•  Liquidity Risk

•  Management Risk

•  Market/Issuer Risk

•  Mortgage-Related and Asset-Backed Securities Risk

Invesco Global Short Term High Yield Bond ETF	Seeks to track the investment results (before fees and expenses) of the DB Global Short Maturity High Yield Bond Index (“Index”).	The Fund generally will invest at least 80% of its total assets in U.S. and foreign short-term, non-investment grade bonds that comprise the Index, all of which are denominated in U.S. dollars. The Fund does not purchase all of the securities in the Index; instead, it utilizes a sampling methodology to seek to achieve its investment objective.

•  Authorized Participant Concentration Risk

•  Call Risk

•  Changing Global Fixed Income Market Conditions Risk

•  Fixed-Income Securities Risk

•  Foreign Fixed-Income Risk

•  Geographic Concentration Risk

•  Index Risk

•  Industry Concentration Risk

•  Issuer-Specific Changes Risk

•  Liquidity Risk

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Non-Investment Grade Securities Risk

•  Sampling Risk

•  Short-Term Bond Risk

•  Sovereign Debt Risk

•  Sub-Sovereign Debt Risk

•  Supranational Entities Risk

•  Valuation Risk

•  Valuation Time Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
SPDR® Bloomberg Barclays Short Term High Yield Bond ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. high yield short term corporate bond market.	Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Bloomberg Barclays U.S. High Yield 350mn Cash Pay 0-5 Yr 2% Capped Index (the “Index”) or in securities that the Fund’s investment adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund employs a sampling strategy in seeking to track the performance of the Index. The Fund may use derivatives, including credit default swaps and credit default index swaps, to obtain investment exposure that the Fund’s investment adviser expects to correlate closely with the Index, or a portion of the Index, and in managing cash flows.

•  Below Investment-Grade Securities Risk

•  Counterparty Risk

•  Debt Securities Risk

•  Derivatives Risk

•  Income Risk

•  Indexing Strategy/Index Tracking Risk

•  Industrial Sector Risk

•  Liquidity Risk

•  Market Risk

•  Passive Strategy/Index Risk

•  Valuation Risk

SPDR® Nuveen S&P High Yield Municipal Bond ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. high yield municipal bond market and to provide income that is exempt from federal income taxes.	Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the S&P Municipal Yield Index (“Index”) or in securities that the investment manager determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. Additionally, the Fund intends to invest, under normal circumstances, at least 80% of its net assets in investments the income of which is exempt from Federal income tax. In addition, the Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds.

•  Below Investment-Grade Securities Risk

•  Debt Securities Risk

•  Income Risk

•  Indexing Strategy/Index Tracking Risk

•  Liquidity Risk

•  Market Risk

•  Municipal Obligations Risk

•  Political Risk

•  Private Activity Bonds Risk

•  Tax Exemption Risk

•  Valuation Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
1290 High Yield Bond Fund	Seeks to maximize current income.	Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in a broad range of high-yield, below investment-grade bonds.

•  Non-Investment Grade Securities Risk

•  Credit Risk

•  Liquidity Risk

•  Sector Risk

•  Loan Risk

•  Foreign Securities Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Large Shareholder Risk.

•  Leveraging Risk

•  Market Risk

•  Portfolio Management Risk

•  Prepayment Risk and Extension Risk

•  Redemption Risk

•  Securities Lending Risk

•  Zero Coupon and Pay-in-Kind Securities Risk

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

INFLATION LINKED SECURITIES
EQ/PIMCO Global Real Return Portfolio	Seeks to achieve maximum real return, consistent with preservation of capital and prudent investment management.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in inflation-indexed bonds of varying maturities issued by the U.S. (e.g., Treasury Inflation Protected Securities (“TIPS”)) and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Portfolio normally invests a significant portion of its net assets in instruments that are economically tied to foreign (non-U.S.) countries.

•  Cash Management Risk

•  Credit Risk

•  Derivatives Risk

•  Dollar Roll and Sale-Buyback Transactions

•  Equity Risk

•  Focused Portfolio Risk

•  Foreign Securities Risk

•  Government Securities Risk

•  Inflation-Indexed Bonds Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Leveraging Risk

•  Liquidity Risk

•  Market Risk

•  Mortgage-Related and Other Asset-Backed Securities Risk

•  Non-Investment Grade Securities Risk

•  Portfolio Management Risk

•  Portfolio Turnover Risk

•  Preferred Stock Risk

•  Prepayment Risk and Extension Risk

•  Redemption Risk

•  Securities Lending Risk

•  Short Position Risk

•  Sovereign Debt Securities Risk

•  When Issued and Delayed Delivery Securities and Forward Commitments Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
SPDR® FTSE International Government Inflation-Protected Bond ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the inflation protected sector of the global bond market outside the United States.	Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the FTSE International Inflation-Linked Securities Select Index (the “Index”) and in securities that the Fund’s investment adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund employs a sampling strategy in seeking to track the performance of the Index.

•  Counterparty Risk

•  Currency Risk

•  Debt Securities Risk

•  Derivatives Risk

•  Emerging Markets Risk

•  Fluctuation of Net Asset Value, Share Premiums and Discounts Risk

•  Geographic Focus Risk (Europe/United Kingdom)

•  Income Risk

•  Indexing Strategy/Index Tracking Risk

•  Inflation-Indexed Securities Risk

•  Liquidity Risk

•  Market Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Sovereign Debt Obligations Risk

•  Valuation Risk

Vanguard Short-Term Inflation-Protected Securities ETF	Seeks to track the performance of a benchmark index that measures the investment return of inflation-protected public obligations of the U.S. Treasury with remaining maturities of less than 5 years.	The Fund employs an indexing investment approach designed to track the performance of the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index (“Index”). The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the securities that make up the Index, holding each security in approximately the same proportion as its weighting in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the target index, which generally does not exceed 3 years.	• Income Fluctuation Risk • Real Interest Rate Risk • ETF Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

INTERNATIONAL BOND
EQ/Global Bond PLUS Portfolio	Seeks to achieve capital growth and current income.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities, including obligations of foreign government or corporate entities or supranational agencies (such as the World Bank) denominated in various currencies. The Portfolio’s assets normally are allocated among two investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by a Sub-Adviser and one portion of the Portfolio seeks to track the performance (before fees and expenses) of a particular index. The Portfolio may also invest up to 20% of its assets in exchange-traded funds that meet the investment criteria of the Portfolio. The Portfolio normally will invest a significant portion of its assets in foreign securities and normally invests in at least three countries and may invest in the securities of issuers in emerging markets. The Portfolio may invest up to 30% of its assets in derivatives such as foreign currency forward contracts as a substitute for investing directly in securities or for hedging purposes.

•  Credit Risk

•  Derivatives Risk

•  ETFs Risk

•  Foreign Securities Risk

•  Government Securities Risk

•  Index Strategy Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Large Shareholder Risk

•  Leveraging Risk

•  Liquidity Risk

•  Market Risk

•  Mortgage-Related and Other Asset-Backed Securities Risk

•  Multiple Sub-Adviser Risk

•  Portfolio Management Risk

•  Prepayment Risk and Extension Risk

•  Redemption Risk

•  Securities Lending Risk

iShares® International Treasury Bond ETF	Seeks to track the investment results of an index composed of non-U.S. developed market government bonds.	The Fund generally invests at least 90% of its assets in the component securities of the S&P International Sovereign Ex-U.S. Bond Index (“Index”) and in investments that provide substantially similar exposure to the securities in that Index. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund. The Fund may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index but which the Fund’s investment adviser believes will help the Fund track the Index.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Credit Risk

•  Currency Risk

•  Cyber Security Risk

•  Geographic Risk

•  Illiquid Investments Risk

•  Income Risk

•  Index-Related Risk

•  Interest Rate Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Diversification Risk

•  Non-U.S. Issuers Risk

•  Operational Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Developed Countries

•  Risk of Investing in Japan

•  Sovereign Obligations Risk

•  Structural Risk

•  Tracking Error Risk

•  Valuation Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
PIMCO International Bond Fund (Unhedged)	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	The Fund invests under normal circumstances at least 80% of its assets in fixed income instruments, including bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities.

•  Interest Rate Risk

•  Call Risk

•  Credit Risk

•  High Yield Risk

•  Market Risk

•  Issuer Risk

•  Liquidity Risk

•  Derivatives Risk

•  Equity Risk

•  Mortgage-Related and Other Asset-Backed Securities Risk

•  Foreign (Non-U.S.) Investment Risk

•  Emerging Markets Risk

•  Sovereign Debt Risk

•  Currency Risk

•  Leveraging Risk

•  Management Risk

•  Short Exposure Risk

SPDR® Bloomberg Barclays International Corporate Bond ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the investment grade corporate sector of the global bond market outside of the United States.	Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Bloomberg Barclays Global Aggregate ex-USD >$1B: Corporate Bond Index (“Index”). The Fund employs a sampling strategy in seeking to track the performance of the Index. The Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments.

•  Counterparty Risk

•  Currency Risk

•  Debt Securities Risk

•  Derivatives Risk

•  Financial Sector Risk

•  Geographic Focus Risk (Europe)

•  Income Risk

•  Indexing Strategy/Index Tracking Risk

•  Industrial Sector Risk

•  Liquidity Risk

•  Market Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Unconstrained Sector Risk

•  Valuation Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Vanguard Total International Bond ETF	Seeks to track the performance of an index, which measures the investment return of non-U.S. dollar-denominated investment-grade bonds.	The Fund employs an indexing investment approach designed to track the performance of the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (“Index”), which provides a broad-based measure of the global, investment-grade, fixed-rate debt markets. The Index is capped to comply with investment company diversification standards of the Internal Revenue Code, which state that, at the close of each fiscal quarter, a fund’s (1) exposure to any particular bond issuer may not exceed 25% of the fund’s assets, and (2) aggregate exposure to issuers that individually constitute 5% of more of the fund may not exceed 50% of the fund’s assets. The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process and, under normal circumstances, at least 80% of the Fund’s assets will be invested in bonds included in the Index.	• Country/Regional Risk • Interest Rate Risk • Income Risk • Non-diversification Risk • Credit Risk • Index Sampling Risk • Currency Hedging Risk • Call Risk • Derivatives Risk • ETF Risk

MONEY MARKET
EQ/Money Market Portfolio	Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.	The Portfolio invests 99.5% or more of its total assets in: debt securities issued or guaranteed as to principal or interest by the U.S. government, or by U.S. government agencies or instrumentalities; repurchase agreements that are collateralized fully by cash items or U.S. Treasury and U.S. government securities; and cash. The Portfolio maintains a dollar-weighted average portfolio maturity of 60 days or less, a dollar-weighted average life to maturity of 120 days or less, and uses the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value per share price.

•  Credit Risk

•  Interest Rate Risk

•  Government Securities Risk

•  Liquidity Risk

•  Market Risk

•  Money Market Risk

•  Net Asset Value Risk

•  Portfolio Management Risk

•  Repurchase Agreement Risk

•  Risk Associated with Portfolio Holding Cash

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

GOVERNMENT BOND
EQ/Intermediate Government Bond Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Bloomberg Barclays U.S. Intermediate Government Bond Index (“Intermediate Government Bond Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Bond Index.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities that are included in the Intermediate Government Bond Index, or other financial instruments that derive their value from those securities. The Intermediate Government Bond Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $250 million outstanding, which may include zero-coupon securities. The Portfolio may also invest up to 20% of its assets in ETFs that invest in securities included in the Intermediate Government Bond Index.

•  Credit Risk

•  ETFs Risk

•  Index Strategy risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Government Securities Risk

•  Market Risk

•  Portfolio Management Risk

•  Redemption Risk

•  Securities Lending Risk

•  Zero Coupon and Pay-in Kind Securities Risk

Vanguard Mortgage-Backed Securities ETF	Seeks to track the performance of a market-weighted mortgage-backed securities index.	The Fund employs an indexing investment approach designed to track the performance of the Bloomberg Barclays U.S. MBS Float Adjusted Index (“Index”). This Index covers U.S. agency mortgage-backed pass-through securities issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). To be included in the Index, pool aggregates must have at least $250 million currently outstanding and a weighted average maturity of at least 1 year. The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics.	• Prepayment Risk • Extension Risk • Interest Rate Risk • Income Risk • Credit Risk • Index Sampling Risk • Liquidity Risk • ETF Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

INVESTMENT GRADE BOND
1290 VT DoubleLine Opportunistic Bond Portfolio	Seeks to maximize current income and total return.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities. Fixed income securities include, but are not limited to, securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored corporations; mortgage-backed securities; asset-backed securities; foreign and domestic corporate bonds; floating or variable rate obligations (including inverse floater collateralized mortgage obligations); bank loans; fixed income securities issued by corporations and governments in foreign countries including emerging markets issuers and U.S. dollar-denominated securities or non-U.S. issuers; securities issued by municipalities; collateralized loan obligations and other securities bearing fixed interest rates of any maturity. The Portfolio may invest up to 40% of its assets in below investment grade securities (commonly known as “junk bonds”).

•  Collateralized Debt Obligations Risk

•  Credit Risk

•  Distressed Companies Risk

•  Emerging Markets Risk

•  Foreign Securities Risk

•  Geographic Concentration Risk

•  Government Securities Risk

•  Interest Rate Risk

•  Inverse Floaters Risk

•  Investment Grade Securities Risk

•  LIBOR Risk

•  Liquidity Risk

•  Loan Risk

•  Market Risk

•  Mortgage-Related and Other Asset-Backed Securities Risk

•  Non-Investment Grade Securities Risk

•  Portfolio Management Risk

•  Portfolio Turnover Risk

•  Prepayment Risk and Extension Risk

•  Privately Placed and Other Restricted Securities Risk

•  Redemption Risk

•  Risks of Investing in Other Investment Companies

•  Sector Risk

•  Securities Lending Risk

•  Variable and Floating Rate Securities

EQ/AB Short Duration Government Bond Portfolio	Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk.	The Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities issued by the U.S. Government and its agencies and instrumentalities and financial instruments that derive their value from such securities. The Portfolio also may invest up to 10% of its total assets in foreign fixed-income securities in developed or emerging market countries. The Portfolio seeks to maintain an effective duration of up to two years under normal market conditions.

•  Credit Risk

•  Derivatives Risk

•  Foreign Securities Risk

•  Futures Contract Risk

•  Government Securities Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Leveraging Risk

•  Market Risk

•  Mortgage-Related and Other Asset-Backed Securities Risk

•  Portfolio Management Risk

•  Prepayment Risk and Extension Risk

•  Redemption Risk

•  Securities Lending Risk

•  Short Position Risk

•  Zero Coupon and Pay-in-Kind Securities Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
BlackRock Strategic Income Opportunities Portfolio	Seeks total return as is consistent with preservation of capital.	Under normal market conditions, the Portfolio will invest in a combination of fixed-income securities, including, but not limited to: high yield securities, international securities, emerging markets debt and mortgages. Depending on market conditions, the Portfolio may invest in other market sectors. The Portfolio may make short sales of TBA mortgage-backed securities without limit. The Portfolio may invest significantly in non-investment grade bonds (high yield or junk bonds).

•  Collateralized Debt Obligations Risk

•  Commodities Related Investments Risks

•  Convertible Securities Risk

•  Corporate Loans Risk

•  Debt Securities Risk

•  Interest Rate Risk

•  Credit Risk

•  Extension Risk

•  Prepayment Risk

•  Derivatives Risk

•  Volatility Risk

•  Counterparty Risk

•  Market and Liquidity Risk

•  Valuation Risk

•  Hedging Risk

•  Tax Risk

•  Regulatory Risk

•  Emerging Markets Risk

•  Foreign Securities Risk

•  High Portfolio Turnover Risk

•  Illiquid Investments Risk

•  Indexed and Inverse Securities Risk

•  Investment in Other Investment Companies Risk

•  Junk Bonds Risk

•  Leverage Risk

•  Liquidity Risk

•  Market Risk and Selection Risk

•  Mortgage- and Asset-Backed Securities Risks

•  Municipal Securities Risk

•  General Obligation Bonds Risk

•  Revenue Bonds Risk

•  Private Activity Bonds Risk

•  Moral Obligations Bonds Risk

•  Municipal Notes Risk

•  Municipal Lease Obligations Risk

•  Tax-Exempt Status Risk

•  Preferred Securities Risk

•  Real Estate Related Securities Risk

•  Repurchase Agreements and Purchase and Sale Contracts Risk

•  Small Cap and Emerging Growth Securities Risk

•  Treasury Obligations Risk

•  U.S. Government Mortgage-Related Securities Risk

•  Zero Coupon Securities Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Core Bond Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (“Intermediate Government/Credit Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government/Credit Index.	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities that are included in the Intermediate Government/Credit Index, which covers the U.S. dollar denominated, investment grade, fixed-rate, taxable bond market, including U.S. Treasury and government-related, corporate, credit and agency fixed-rate debt securities. The Portfolio also may invest up to 40% of its assets in exchange-traded funds that invest in securities included in the Intermediate Government/Credit Index.

•  Credit Risk

•  ETFs Risk

•  Index Strategy Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Liquidity Risk

•  Market Risk

•  Portfolio Management Risk

•  Redemption Risk

•  Securities Lending Risk

•  Government Securities Risk

EQ/Quality Bond PLUS Portfolio	Seeks to achieve high current income consistent with moderate risk to capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities. The Portfolio’s assets normally are allocated among two portions, each of which is managed using a different but complementary investment strategy; one portion is actively managed and one portion seeks to track the performance of a particular index.

•  Credit Risk

•  Derivatives Risk

•  Foreign Securities Risk

•  Government Securities Risk

•  Index Strategy Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Leveraging Risk

•  Liquidity Risk

•  Market Risk

•  Mortgage-Related and Other Asset-Backed Securities Risk

•  Multiple Sub-Adviser Risk

•  Portfolio Management Risk

•  Portfolio Turnover Risk

•  Privately Placed and Other Restricted Securities Risk

•  Prepayment Risk and Extension Risk

•  Redemption Risk

•  Securities Lending Risk

•  When-Issued and Delayed Delivery Securities and Forward Commitments Risk

•  Zero Coupon and Pay-in-Kind Securities Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® Aaa—A Rated Corporate Bond ETF	Seeks to track the investment results of an index composed of Aaa to A, or equivalently rated, fixed rate U.S. dollar-denominated bonds issued by U.S. and non-U.S. corporations.	The Fund generally invests at least 90% of its assets in the component securities of the Bloomberg Barclays U.S. Corporate Aaa—A Capped Index (“Index”) and in investments that provide substantially similar exposure to the securities in that Index. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund. The Index is market capitalization-weighted with a 3% cap on any one issuer and a pro rata distribution of any excess weight across the remaining issuers in the Index.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Calculation Methodology Risk

•  Call Risk

•  Concentration Risk

•  Credit Risk

•  Cyber Security Risk

•  Extension Risk

•  Financials Sector Risk

•  Illiquid Investments Risk

•  Income Risk

•  Index-Related Risk

•  Industrials Sector Risk

•  Interest Rate Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-U.S. Issuers Risk

•  Operational Risk

•  Passive Investment Risk

•  Privately-Issued Securities Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Developed Countries

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Tracking Error Risk

iShares CMBS ETF	Seeks to track the investment results of an index composed of investment-grade commercial mortgage-backed securities.	The Fund seeks to track the investment results of the Bloomberg Barclays U.S. CMBS (ERISA Only) Index (“Index”), which measures the performance of investment-grade commercial mortgage-backed securities (“CMBS”), which are classes of securities that represent interests in “pools” of commercial mortgages. The Index includes investment-grade CMBS that are Employee Retirement Income Security Act of 1974, as amended, eligible with $300 million or more of aggregate outstanding transaction size. The Fund generally invests at least 90% of its assets in the component securities of the Index and in investments that provide substantially similar exposure to the securities in the Index. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Call Risk

•  Commercial Mortgage-Backed Securities Risk

•  Concentration Risk

•  Credit Risk

•  Cyber Security Risk

•  Extension Risk

•  Illiquid Investments Risk

•  Income Risk

•  Index-Related Risk

•  Interest Rate Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Operational Risk

•  Passive Investment Risk

•  Prepayment Risk

•  Risk of Investing in the United States

•  Tracking Error Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® iBoxx $ Investment Grade Corporate Bond ETF	Seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds.	The Fund employs an indexing approach designed to track the performance of the Markit iBoxx® USD Liquid Investment Grade Index (the “Index”), by generally investing at least 90% of its assets in securities of the Index and at least 95% of its assets in investment-grade corporate bonds. The Fund may invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents as well as bonds not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Call Risk

•  Concentration Risk

•  Credit Risk

•  Cyber Security Risk

•  Extension Risk

•  Financials Sector Risk

•  Geographic Risk

•  Income Risk

•  Index-Related Risk

•  Industrials Sector Risk

•  Interest Rate Risk

•  Issuer Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Security Risk

•  Tracking Error Risk

Multimanager Core Bond Portfolio	Seeks to achieve a balance of high current income and capital appreciation, consistent with a prudent level of risk.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. For purposes of this investment policy, a debt security is considered a “bond.” The Portfolio invests primarily in U.S. government and corporate debt securities. The Portfolio’s assets generally are allocated by the Adviser among four or more sub-advisers, each of which will manage its portion of the Portfolio using different yet complementary investment strategies; one portion of the Portfolio seeks to track the performance (before fees and expenses and including reinvestment of coupon payments) of a particular index and the other portions of the Portfolio are actively managed. The Portfolio may invest up to 20% of its net assets in non-investment grade securities (commonly known as “junk bonds”). The Portfolio also may invest in derivatives, which will consist primarily of forward contracts, exchange-traded futures and options contracts on individual securities or securities indices, but the Portfolio also may utilize other types of derivatives.

•  Cash Management Risk

•  Collateralized Debt Obligations Risk

•  Credit Risk

•  Derivatives Risk

•  Dollar Roll and Sale Buyback Transactions Risk

•  Foreign Securities Risk

•  Futures Contract Risk

•  Government Securities Risk

•  Index Strategy Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Large Shareholder Risk

•  Leveraging Risk

•  LIBOR Risk

•  Liquidity Risk

•  Market Risk

•  Mortgage-Related and Other Asset-Backed Securities Risk

•  Multiple Sub-Adviser Risk

• Non-Investment Grade Securities Risk

•  Portfolio Management Risk

•  Portfolio Turnover Risk

•  Prepayment Risk and Extension Risk

•  Privately Placed and Other Restricted Securities Risk

•  Redemption Risk

•  Securities Lending Risk

•  When-Issued and Delayed Delivery Securities and Forward Commitments Risk

•  Zero Coupon and Pay-in-Kind Securities Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/PIMCO Real Return Portfolio	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. high yield short term corporate bond market.	Under normal circumstances, the Portfolio invests at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than one year remaining to maturity, which means the Portfolio may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments). The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets.

•  Interest Rate Risk

•  Credit Risk

•  Derivatives Risk

•  Inflation-Indexed Bonds Risk

•  Mortgage-Related and Other Asset-Backed Securities

•  Government Securities Risk

•  Short Position Risk

•  Cash Management Risk

•  Dollar Roll and Sale-Buyback Transactions.

•  Equity Risk

•  Foreign Securities Risk

•  Investment Grade Securities Risk

•  Leveraging Risk

•  LIBOR Risk

•  Liquidity Risk

•  Market Risk

•  New Portfolio Risk

•  Non-Investment Grade Securities Risk

•  Portfolio Management Risk

•  Portfolio Turnover Risk

•  Preferred Stock

•  Prepayment Risk and Extension Risk

•  Redemption Risk

•  Securities Lending Risk

•  Sovereign Debt Securities Risk

•  Variable and Floating Rate Securities Risk

•  When-Issued and Delayed Delivery Securities and Forward Commitments Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Franklin Strategic Income Portfolio	Seeks a high level of current income. A secondary goal is long-term capital appreciation.	Under normal market conditions, the Portfolio invests its assets primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets. Debt securities include all varieties of fixed, variable and floating rate income securities, including bonds, U.S. and foreign government and agency securities, corporate loans (and loan participations), mortgage-backed securities and other asset-backed securities, inflation-indexed securities, convertible securities and municipal securities. The Portfolio may invest up to 100% of its assets in high yield, lower-quality debt securities (also known as “junk bonds”). The below-investment grade debt securities in which the Portfolio invests are generally rated at least Caa by Moody’s Investors Service, Inc. (“Moody’s”) or CCC by Standard & Poor’s Global Ratings (“S&P”) or are unrated securities the Adviser or the Sub-Adviser determines are of comparable quality.

•  Credit Risk

•  Loan Risk

•  Derivatives Risk

•  Dollar Roll and Sale-Buyback Transactions Risk

•  Non-Investment Grade Securities Risk

•  Mortgage-Related and Other Asset-Backed Securities Risk

•  Foreign Securities Risk

•  Investment Grade Securities Risk

•  Cash Management Risk

•  Collateralized Debt Obligations Risk

•  Convertible Securities Risk

•  Government Securities Risk

•  Inflation-Indexed Bonds Risk

•  Interest Rate Risk

•  Leveraging Risk

•  LIBOR Risk

•  Liquidity Risk

•  Market Risk

•  New Portfolio Risk

•  Portfolio Management Risk

•  Prepayment Risk and Extension Risk

•  Redemption Risk

•  Risks of Investing in Other Investment Companies

•  Sovereign Debt Securities Risk

•  Securities Lending Risk

•  Variable and Floating Rate Securities Risk

•  When-Issued and Delayed Delivery Securities and Forward Commitments Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
1290 Diversified Bond Fund	Seeks to maximize total return consisting of income and capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of U.S. and foreign bonds or other debt securities of varying maturities and other instruments that provide investment exposure to such debt securities, including forwards or derivatives such as options, futures contracts or swap agreements. The Fund may invest in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers, including securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 40% of its total assets (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity).

•  Credit Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Non-Investment Grade Securities Risk

•  Derivatives Risk

•  Leveraging Risk

•  Foreign Securities Risk

•  Hedging Risk

•  Cash Management Risk

•  Collateralized Loan Obligations Risk

•  Dollar Roll and Sale-Buyback Transactions Risk

•  Futures Contract Risk

•  Government Securities Risk

•  Inflation-Indexed Bonds Risk

•  Large Shareholder Risk

•  Liquidity Risk

•  Loan Risk

•  Market Risk

•  Mortgage-Related and Other Asset-Backed Securities Risk

•  Portfolio Management Risk

•  Portfolio Turnover Risk

•  Prepayment Risk and Extension Risk

•  Privately Placed and Other Restricted Securities Risk

•  Redemption Risk

•  Sector Risk

•  Securities Lending Risk

•  Variable and Floating Rate Securities

•  When-Issued and Delayed Delivery Securities and Forward Commitments Risk

•  Zero Coupon and Pay-in-Kind Securities Risk

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS AND UNDERLYING ETFs (cont’d)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

SHORT TERM INVESTMENT GRADE BOND
EQ/PIMCO Global Real Return	Seeks to achieve maximum real return, consistent with preservation of capital and prudent investment management.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in inflation-indexed bonds of varying maturities issued by the U.S. (e.g., Treasury Inflation Protected Securities (“TIPS”)) and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Portfolio normally invests a significant portion of its net assets in instruments that are economically tied to foreign (non-U.S.) countries.

•  Cash Management Risk

•  Credit Risk

•  Derivatives Risk

•  Dollar Roll and Sale-Buyback Transactions

•  Equity Risk

•  Focused Portfolio Risk

•  Foreign Securities Risk

•  Government Securities Risk

•  Inflation-Indexed Bonds Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Leveraging Risk

•  Liquidity Risk

•  Market Risk

•  Mortgage-Related and Other Asset-Backed Securities Risk

•  Non-Investment Grade Securities Risk

•  Portfolio Management Risk

• Portfolio Turnover Risk

•  Preferred Stock Risk

•  Prepayment Risk and Extension Risk

•  Redemption Risk

•  Securities Lending Risk

•  Short Position Risk

•  Sovereign Debt Securities Risk

•  When-Issued and Delayed Delivery Securities and Forward Commitments Risk

EQ/PIMCO Ultra Short Bond Portfolio	Seeks to generate a return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.	The Portfolio invests at least 80% of its net assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Portfolio may invest in investment grade U.S. dollar denominated securities of U.S. issuers that are rated Baa or higher by Moody’s Investors Service, Inc. or equivalently rated by Standard & Poor’s Global Ratings or Fitch Ratings Ltd., or, if unrated, determined by the Sub-Adviser to be of comparable quality. The average portfolio duration will vary based on the Sub-Adviser’s forecast for interest rates and will normally not exceed one year, as calculated by the Sub-Adviser.

•  Credit Risk

•  Derivatives Risk

•  Dollar Roll and Sale-Buyback Transactions Risk

•  Government Securities Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Large Shareholder Risk

•  Leveraging Risk

•  LIBOR Risk

•  Liquidity Risk

•  Loan Risk

•  Market Risk

•  Mortgage-Related and Other Asset-Backed Securities Risk

•  Portfolio Management Risk

•  Portfolio Turnover Risk

•  Prepayment Risk and Extension Risk

•  Privately Placed and Other Restricted Securities Risk

•  Redemption Risk

•  Sector Risk

•  Securities Lending Risk

•  Variable and Floating Rate Securities Risk

MANAGEMENT TEAM

The Adviser

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Trust’s Board is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among eighteen (18) distinct mutual funds, each with its own investment strategy and risk/reward profile. This prospectus describes the Class A, Class B and Class K shares of the five (5) EQ Allocation Portfolios, the Class B shares of five (5) Charter Allocation Portfolios and Class A, Class B and Class K shares of two (2) Charter Allocation Portfolios, and the Class A, Class B and Class K shares of two (2) Target Allocation Portfolios and Class B and Class K shares of three (3) Target Allocation Portfolios of the Trust. Each Portfolio has its own investment objective, investment strategies and risks, which have been previously described in this Prospectus.

The Portfolios’ Board of Trustees oversees generally the operations of the Portfolios. The Trust enters into contractual arrangements with various parties, including among others, the Adviser, Sub-Advisers, custodian, and accountants, who provide services to the Portfolios. Shareholders are not parties to any such contractual arrangements and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the Portfolios that you should consider in determining whether to purchase Portfolio shares. Neither this Prospectus nor the Statement of Additional Information is intended, or should be read, to be or create an agreement or contract between the Trust or a Portfolio and any shareholder, or to create any right in any shareholder or other person other than any rights under federal or state law that may not be waived.

The Adviser

AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”), 1290 Avenue of the Americas, New York, New York 10104, manages each Portfolio. FMG LLC is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. FMG LLC also is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended; however, FMG LLC currently claims an exclusion (under CFTC Rule 4.5) from registration as a CPO with respect to each Portfolio. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect Portfolio returns. FMG LLC is a wholly owned subsidiary of AXA Equitable Life Insurance Company (“AXA Equitable”). AXA Equitable is a wholly owned subsidiary of Equitable Holdings, Inc. (“Equitable Holdings”) (formerly AXA Equitable Holdings, Inc.), which is a publicly-owned company. FMG LLC serves as the investment manager to mutual funds and other pooled investment vehicles and, as of December 31, 2019, had approximately $116.5 billion in assets under management. The Trust is part of a family of mutual funds advised by FMG LLC which also includes EQ Advisors Trust and 1290 Funds.

The Adviser has a variety of responsibilities for the general management and administration of the Trust and the day-to-day management of the Portfolios. In addition to its managerial responsibilities, the Adviser also is responsible for determining the asset mix and/or asset allocation ranges for the Portfolios, as applicable, and ensuring that the allocations are consistent with the guidelines that have been approved by the Board. Within the asset allocation range for the Portfolios, the Adviser will periodically establish specific percentage targets for each asset class and asset category and identify the specific Underlying Portfolios and/or Underlying ETFs, as applicable, to be held by a Portfolio using the Adviser’s proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes, asset categories and Underlying Portfolios and/or Underlying ETFs, as applicable, as well as its outlook for the economy and financial markets. The Adviser also will rebalance each Portfolio’s holdings through its selection of Underlying Portfolios and/or Underlying ETFs, as applicable, as deemed necessary to bring the asset allocation of a Portfolio back into alignment with its asset allocation range.

As noted above, the Adviser has the authority to select and substitute Underlying Portfolios and/or Underlying ETFs, as applicable. The Adviser may be subject to potential conflicts of interest in selecting Underlying Portfolios and/or Underlying ETFs, as applicable, because it (and in certain cases its affiliates) earn fees for managing and administering the affiliated Underlying Portfolios, but not the unaffiliated Underlying Portfolios or Underlying ETFs. In addition, the Adviser may be subject to potential conflicts of interest in selecting affiliated Underlying Portfolios because the fees paid to it by some of the affiliated Underlying Portfolios are higher than the fees paid by other affiliated Underlying Portfolios.

A committee of FMG LLC investment personnel manages each Portfolio. The committee includes Messrs. Kozlowski, Chan and Poutas and Ms. Hu for each Charter Allocation Portfolio and each Target Allocation Portfolio. The committee includes Messrs. Kozlowski, Chan and Poutas for each EQ Allocation Portfolio.

MANAGEMENT TEAM

The Adviser (cont’d)

Members of FMG LLC Committee	Business Experience
Kenneth T. Kozlowski, CFP®, ChFC, CLU	Mr. Kozlowski has served as Executive Vice President and Chief Investment Officer of FMG LLC since June 2012 and as Managing Director of AXA Equitable since September 2011. He was Senior Vice President of FMG LLC from May 2011 to June 2012 and a Vice President of AXA Equitable from February 2001 to August 2011. Since 2003 Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC.
Alwi Chan, CFA®	Mr. Chan has served as Senior Vice President and Deputy Chief Investment Officer of FMG LLC since June 2012 and as Lead Director of AXA Equitable since February 2007. He served as Vice President of FMG LLC from May 2011 to June 2012. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable.
Xavier Poutas, CFA®	Mr. Poutas has served as an Assistant Portfolio Manager of FMG LLC since May 2011, as a Vice President of FMG LLC since June 2016, and as Lead Director of AXA Equitable since October 2018. From October 2013 to September 2018 he was a Senior Director, and from November 2008 to September 2013 he was a Director, of AXA Equitable. He joined FMG LLC in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for the funds of funds managed by FMG LLC.
Miao Hu, CFA®	Ms. Hu has served as an Assistant Portfolio Manager of FMG LLC since May 2016 and as a Vice President of FMG LLC since June 2016. She has served as a Director of Portfolio Analytics of FMG LLC since December 2014. She joined AXA Equitable as a Lead Manager in November 2013.

Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities in the Portfolios is available in the Trust’s SAI.

The Adviser provides day-to-day management of the Portfolios. The Adviser has the ability to hire investment sub-advisers (“Sub-Advisers”) to provide research, stock selection, and trading services for the Portfolios, although the Portfolios do not currently have Sub-Advisers. The Adviser may also hire Sub-Advisers to provide research, stock selection, and trading services for an affiliated Underlying Portfolio. The Adviser is responsible for overseeing such Sub-Advisers and for recommending their hiring, termination and replacement to the affiliated Underlying Portfolio’s Board of Trustees. The Adviser has been granted relief by the SEC to hire, terminate and replace Sub-Advisers of the Portfolios and the affiliated Underlying Portfolios and to amend advisory agreements without obtaining shareholder approval, subject to the approval of the Trust’s Board or the affiliated Underlying Portfolio’s Board of Trustees, as applicable. In addition, the Adviser has the ability to allocate a Portfolio’s or affiliated Underlying Portfolio’s assets to additional Sub-Advisers, subject to approval of the Trust’s Board or the affiliated Underlying Portfolio’s Board of Trustees. The Adviser also has discretion to allocate a Portfolio’s or an affiliated Underlying Portfolio’s assets among its current Sub-Advisers. If a new Sub-Adviser is retained for a Portfolio or an affiliated Underlying Portfolio, the shareholders of the Portfolio or Underlying Portfolio would receive notice of such action. However, the Adviser may not enter into an advisory agreement with an “affiliated person” of the Adviser (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”) (“Affiliated Sub-Adviser”), such as AllianceBernstein L.P., unless the advisory agreement with the Affiliated Sub-Adviser, including compensation, is also approved by the affected Portfolio’s or affiliated Underlying Portfolio’s shareholders.

Management Fees

Each Portfolio pays a fee to the Adviser for management services. The table below shows the annual rate of the management fees (as a percentage of each Portfolio’s average daily net assets) that the Adviser received in 2019 for managing each of the Portfolios included in the table and the rate of the management fees waived by the Adviser in 2019 in accordance with the provisions of the Expense Limitation Agreement, as defined below, between the Adviser and the Trust with respect to the Portfolio.

Portfolio	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
		Class A	Class B	Class K
EQ/Conservative Allocation Portfolio	0.10%	–0.04%	–0.04%	–0.04%
EQ/Conservative-Plus Allocation Portfolio	0.10%	0.00%	0.00%	0.00%
EQ/Moderate Allocation Portfolio	0.09%	0.00%	0.00%	0.00%
EQ/Moderate-Plus Allocation Portfolio	0.09%	0.00%	0.00%	0.00%
EQ/Aggressive Allocation Portfolio	0.10%	0.00%	0.00%	0.00%

MANAGEMENT TEAM

The Adviser (cont’d)

Portfolio	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
		Class A	Class B	Class K
CharterSM Aggressive Growth Portfolio	0.15%	N/A	–2.44%	N/A
CharterSM Conservative Portfolio	0.15%	N/A	–0.53%	N/A
CharterSM Growth Portfolio	0.15%	N/A	–1.09%	N/A
CharterSM Moderate Growth Portfolio	0.15%	N/A	–0.64%	N/A
CharterSM Moderate Portfolio	0.15%	N/A	–0.63%	N/A
CharterSM Small Cap Growth Portfolio	0.15%	–0.08%	–0.08%	N/A
CharterSM Small Cap Value Portfolio	0.15%	–0.02%	–0.02%	N/A
Target 2015 Allocation Portfolio	0.10%	N/A	–0.25%	–0.25%
Target 2025 Allocation Portfolio	0.10%	N/A	–0.02%	–0.02%
Target 2035 Allocation Portfolio	0.10%	N/A	–0.01%	–0.01%
Target 2045 Allocation Portfolio	0.10%	N/A	–0.02%	–0.02%
Target 2055 Allocation Portfolio	0.10%	N/A	–0.29%	–0.29%

A discussion of the basis for the decision by the Board to approve the investment management agreement with respect to the Portfolios is available in the Trust’s Annual Report to Shareholders for the period ended December 31, 2019.

FMG LLC also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and assistance with the administration of the Trust’s proxy voting policies and procedures and anti-money laundering program. For these administrative services, in addition to the management fee, each Charter Allocation Portfolio, EQ Allocation Portfolio and Target Allocation Portfolio pays FMG LLC its proportionate share of the Trust’s asset-based administration fee, subject to a minimum annual fee of $32,500 per Portfolio. For purposes of calculating the asset-based administration fee, the assets of the Charter Allocation Portfolios, EQ Allocation Portfolios and Target Allocation Portfolios are aggregated together and with the assets of the other portfolio of the Trust and the assets of multiple portfolios of EQ Advisors Trust (together the “Aggregated Portfolios”), all of which are also managed by FMG LLC and are offered in other prospectuses. The asset-based administration fee is equal to an annual rate of 0.140% of the first $60 billion of the aggregate average daily net assets of the Aggregated Portfolios; 0.110% on the next $20 billion; 0.0875% on the next $20 billion; and 0.0800% thereafter.

As noted in the prospectuses for the affiliated Underlying Portfolios, FMG LLC and, in certain cases, an affiliate, serve as investment manager, investment sub-adviser and/or administrator for those Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with a Portfolio. In this connection, the Adviser’s selection of Underlying Portfolios and Underlying ETFs may have a positive or negative impact on its revenues and/or profits.

Expense Limitation Agreement

In the interest of limiting through April 30, 2021 (unless the Board consents to an earlier revision or termination of this arrangement) the expenses of each Portfolio, the Adviser has entered into an expense limitation agreement with the Trust with respect to the Charter Allocation Portfolios, EQ Allocation Portfolios and Target Allocation Portfolios (“Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, the Adviser has agreed to make payments or waive its management, administrative and other fees so that the annual operating expenses, including acquired fund fees and expenses, of each Portfolio listed below (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) do not exceed the following annualized rates.

Portfolio	Class A	Class B	Class K
EQ/Aggressive Allocation Portfolio	1.25%	1.25%	1.00%
EQ/Conservative Allocation Portfolio	1.00%	1.00%	0.75%
EQ/Conservative-Plus Allocation Portfolio	1.10%	1.10%	0.85%
EQ/Moderate Allocation Portfolio	1.15%	1.15%	0.90%
EQ/Moderate-Plus Allocation Portfolio	1.20%	1.20%	0.95%

MANAGEMENT TEAM

The Adviser (cont’d)

Portfolio	Class A	Class B	Class K
CharterSM Conservative Portfolio	N/A	1.25%	N/A
CharterSM Moderate Portfolio	N/A	1.25%	N/A
CharterSM Moderate Growth Portfolio	N/A	1.35%	N/A
CharterSM Growth Portfolio	N/A	1.40%	N/A
CharterSM Aggressive Growth Portfolio	N/A	1.45%	N/A
CharterSM Small Cap Growth Portfolio	1.45%	1.45%	1.20%
CharterSM Small Cap Value Portfolio	1.45%	1.45%	1.20%

Target 2015 Allocation Portfolio	1.10%	1.10%	0.85%
Target 2025 Allocation Portfolio	1.10%	1.10%	0.85%
Target 2035 Allocation Portfolio	N/A	1.10%	0.85%
Target 2045 Allocation Portfolio	N/A	1.10%	0.85%
Target 2055 Allocation Portfolio	N/A	1.10%	0.85%

The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after such reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments or waivers made, the Portfolio will be charged such lower expenses. The Adviser’s selection of Underlying Portfolios and Underlying ETFs may positively or negatively impact its obligations under the Expense Limitation Agreement and its ability to recoup previous payments or waivers made under the Expense Limitation Agreement. Payments or waivers will increase returns and yield, and reimbursement of payments or waivers will decrease returns and yield.

Conflicts of Interest

The Adviser currently serves as the investment adviser and administrator for the Trust and two other investment companies that are registered under the 1940 Act, and as the investment adviser for two private investment trusts that are exempt from such registration. The Adviser and its affiliates (including AXA Equitable, AXA Distributors, LLC, Equitable Holdings, AXA S.A., and AllianceBernstein L.P.) and their respective managers, partners, directors, trustees, officers, and employees (collectively, for purposes of this Conflicts of Interest discussion, “Affiliates”) are insurance and related financial services companies engaged in life insurance, property and casualty insurance and reinsurance activities, as well as asset management, investment banking, securities trading, brokerage, real estate and other financial services activities, providing a broad range of services to a substantial and diverse client base. The broad range of activities, services, and interests of the Adviser and its Affiliates gives rise to actual, potential and/or perceived conflicts of interest, and may introduce certain investment or transactional restrictions, that could disadvantage the Portfolios and their shareholders.

Certain actual and potential conflicts of interest are discussed below and elsewhere in this Prospectus, and a further discussion of conflicts of interest appears in the SAI. Investors should carefully review these discussions. These discussions are not, and are not intended to be, a complete discussion of all of the actual and potential conflicts of interest that may arise. Additional or unanticipated conflicts of interest may arise from time to time in the ordinary course of the Adviser’s and its Affiliates’ various businesses.

The Adviser and the Trust have adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. These practices, policies and procedures include information barriers, codes of ethics, pre-clearance and reporting of securities transactions by certain persons, and the use of independent persons to review certain types of transactions. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures also may limit the Portfolios’ investment activities and affect their performance.

Certain Conflicts Related to Fees and Compensation

The Adviser and certain of its Affiliates provide services including investment management, administration, shareholder servicing, distribution, and transfer agency services to the Portfolios and earn fees from these relationships with the Portfolios. The Adviser and its Affiliates face conflicts of interest when the Portfolios select affiliated service providers because the Adviser and its Affiliates receive greater compensation when they are used. Although these fees are generally based on asset levels, the fees are not directly contingent on Portfolio performance and the Adviser and its Affiliates would still receive significant compensation from the Portfolios even if shareholders lose

MANAGEMENT TEAM

The Adviser (cont’d)

money. In addition, the Adviser and certain of its Affiliates manage or advise funds or accounts, including the Portfolios, with different fee rates and/or fee structures. Differences in fee arrangements may create an incentive for the Adviser and/or its Affiliates to favor higher-fee funds or accounts.

Certain Conflicts Related to the Adviser and its Affiliates Acting in Multiple Commercial Capacities

The Adviser and/or one or more Affiliates act or may act in various commercial capacities, including as investment manager, investment adviser, administrator, investor, commodity pool operator, underwriter, distributor, transfer agent, insurance company, investment banker, research provider, market maker, trader, lender, agent or principal, and may have direct and indirect interests in securities, commodities, currencies, derivatives and other instruments in which the Portfolios may directly or indirectly invest. Thus, it is likely that the Portfolios will have business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities with which the Adviser and/or an Affiliate has developed or is trying to develop business relationships or in which the Adviser and/or an Affiliate has significant investments or other interests. For example, the Adviser may have an incentive to hire as a Sub-Adviser or other service provider an entity with which the Adviser or one or more Affiliates have, or would like to have, significant or other business dealings or arrangements. In addition, when Affiliates act in various commercial capacities in relation to the Portfolios, the Affiliates may take commercial steps in their own interests, which may have an adverse effect on the Portfolios.

Certain Conflicts Related to the Funds of Funds Structure

In managing a Portfolio that invests in Underlying Portfolios and/or Underlying ETFs (that is, a “fund of funds”), the Adviser will have the authority to select and substitute the Underlying Portfolios and Underlying ETFs. The Adviser is subject to conflicts of interest in allocating a Portfolio’s assets among Underlying Portfolios and/or Underlying ETFs because it (and in certain cases its Affiliates) earn fees for managing and administering the affiliated Underlying Portfolios, but not the unaffiliated Underlying Portfolios or Underlying ETFs. In addition, the Adviser is subject to conflicts of interest in allocating a Portfolio’s assets among the various affiliated Underlying Portfolios because its profitability with respect to and/or the fees payable to it by some of the affiliated Underlying Portfolios are higher than its profitability with respect to and/or the fees payable by other affiliated Underlying Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain affiliated Underlying Portfolios, certain of its Affiliates are responsible for sub-advising, the affiliated Underlying Portfolios.

Because the Adviser’s selection of Underlying Portfolios and/or Underlying ETFs may have a positive or negative impact on its (or its Affiliates’) revenues and/or profits, the Adviser has an incentive to select affiliated Underlying Portfolios for inclusion in a fund of funds, even though there may be other, unaffiliated Underlying Portfolios and/or Underlying ETFs that may be more appropriate for inclusion in the fund of funds or that have superior historical returns. In addition, the Adviser’s and/or its Affiliates’ other existing or potential business relationships (e.g., distribution, sub-administration, or custody arrangements), including with affiliated or unaffiliated Sub-Advisers to Underlying Portfolios and Underlying ETFs, or other financial or personal relationships, could influence the Adviser’s selection of Underlying Portfolios and Underlying ETFs.

A Portfolio investing in Underlying Portfolios may from time to time own or control a significant percentage of an Underlying Portfolio’s shares. Accordingly, an Underlying Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such a Portfolio. These inflows and outflows could negatively affect an Underlying Portfolio’s and, in turn, a Portfolio’s net asset value, performance, and ability to meet shareholder redemption requests and could cause an Underlying Portfolio to purchase or sell securities at a time when it would not normally do so. In addition, large-scale outflows could result in an Underlying Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Underlying Portfolio’s and, in turn, a Portfolio’s expense ratio. The Adviser may be subject to conflicts of interest in selecting shares of Underlying Portfolios for redemption and in deciding whether and when to redeem such shares. In addition, the Adviser may have an incentive to continue to invest a Portfolio’s assets in an underperforming Underlying Portfolio to protect the Underlying Portfolio from large-scale outflows, even when the portfolio managers believe that such an investment is not in the best interests of the Portfolio.

Consistent with its fiduciary duties, the Adviser seeks to implement each Portfolio’s and each affiliated Underlying Portfolio’s investment program in a manner that is in the best interest of that Portfolio and affiliated Underlying Portfolio and that is consistent with its investment objective, policies, and strategies.

Certain Conflicts Related to the Adviser’s Insurance Company Affiliates

The Portfolios are available through Contracts offered by insurance company Affiliates of the Adviser. The performance of a Portfolio may impact the obligations and financial exposure of the Adviser’s insurance company Affiliates under any death benefit, income benefit and other

MANAGEMENT TEAM

The Adviser (cont’d)

guarantees provided through Contracts that offer the Portfolio as an investment option, and the ability of an insurance company Affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Adviser’s investment decisions and the design of the Portfolios may be influenced by these factors. For example, the Portfolios or models and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company Affiliates that provide the benefits and guarantees and offer the Portfolios as investment options in their products, and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The financial benefits to the Adviser’s insurance company Affiliates may be material.

An EQ Allocation Portfolio may invest from time to time in Underlying Portfolios managed by the Adviser that employ various volatility management techniques, including the use of futures and options to manage equity exposure. Although these actions are intended to reduce the overall risk of investing in an EQ Allocation Portfolio, they may not work as intended and may result in losses by the EQ Allocation Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The success of any volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of any volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. Market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute a volatility management strategy in a timely manner or at all. In addition, the Adviser and its insurance company Affiliates manage or advise other funds and accounts that engage in and compete for transactions in the same types of securities and instruments (such as futures contracts) as an Underlying Portfolio. Such transactions could affect the prices and availability of the securities and instruments in which an Underlying Portfolio invests, directly or indirectly, and could have an adverse impact on an Underlying Portfolio’s performance, and therefore an EQ Allocation Portfolio’s performance.

A significant percentage of a Portfolio’s shares may be owned or controlled by the Adviser and/or its Affiliates or other large shareholders, including primarily insurance company separate accounts and qualified plans. Accordingly, a Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution and other transactions by Affiliates of the Adviser. These inflows and outflows could negatively affect a Portfolio’s net asset value, performance, and ability to meet shareholder redemption requests and could cause a Portfolio to purchase or sell securities at a time when it would not normally do so. In addition, large-scale outflows could result in a Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Portfolio’s expense ratio. The Adviser or its Affiliates may be subject to potential conflicts of interest in selecting shares of Portfolios for redemption and in deciding whether and when to redeem such shares.

The Portfolios or other portfolios for which the Adviser serves as investment adviser may be used as variable insurance trusts for unaffiliated insurance companies’ insurance products. These unaffiliated insurance companies have financial arrangements (which may include revenue sharing arrangements) with the Adviser’s insurance company Affiliates. These financial arrangements could create an incentive for the Adviser, in its selection process, to favor Underlying Portfolios and Underlying ETFs that are affiliated with these unaffiliated insurance companies.

Consistent with its fiduciary duties, the Adviser seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Sales Incentives and Certain Related Conflicts Arising from the Adviser’s and its Affiliates’ Financial and Other Relationships with Financial Intermediaries are described in the sections entitled “Payments to Broker-Dealers and Other Financial Intermediaries” and “Compensation to Financial Intermediaries.”

Legal Proceedings

In November 2010, the Trust and EQ Advisors Trust, and several of their respective portfolios (the “Named Portfolios”) (but none of the Portfolios described in this Prospectus), were named as defendants and putative members of the proposed defendant class of shareholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to the Trust and EQ Advisors Trust, and the Named Portfolios (but none of the Portfolios described in this Prospectus), as holders of publicly-traded shares of Tribune Company, which were components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

MANAGEMENT TEAM

The Adviser (cont’d)

The Committee’s suit (“Committee Suit”) was consolidated with a number of related lawsuits filed by Tribune noteholders (“Noteholders”) and retiree participants in certain Tribune-defined compensation plans (“Retirees”) around the United States into a single multi-district litigation proceeding in the United States District Court for the Southern District of New York (the “U.S. District Court”) (In re: Tribune Company Fraudulent Conveyance Litigation).

The lawsuits do not allege any misconduct by the Trust, EQ Advisors Trust or the Named Portfolios.

On December 19, 2019, the United States Court of Appeals for the Second Circuit (the “Second Circuit”) affirmed the dismissal of the Noteholder and Retiree lawsuits. On January 2, 2020, the Noteholders and Retirees moved for rehearing of the Second Circuit’s December 19, 2019 decision. On January 7, 2020, the Tribune Litigation Trust, successor to the Committee, filed its appeal with the Second Circuit seeking to reverse: (a) the January 2017 dismissal of its intentional fraudulent transfer claim; and (b) the April 2019 denial of its motion for leave to add a constructive fraudulent transfer claim. As of the date of this Prospectus, all matters pending before the U.S. District Court have been concluded and the multi-district litigation proceeding has been closed, subject only to further appellate proceedings at the Second Circuit and beyond.

The Trusts cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Named Portfolios, the payment of such judgments or settlements could have an adverse effect on each Named Portfolio’s net asset value. However, no liability for litigation relating to this matter has been accrued in the financial statements of the Named Portfolios, as the Adviser believes a loss is not probable. As a result of business combinations, the Named Portfolios which were formerly part of the Trust were acquired by portfolios of EQ Advisors Trust.

PORTFOLIO SERVICES

Buying and Selling Shares

All shares are purchased and sold at their net asset value without any sales load. The Portfolios are not designed for market-timers, see the section entitled “Purchase and Redemption Restrictions on Market-Timers and Active Traders” below.

The price at which a purchase or sale is effected is based on the next calculation of net asset value after an order is received and accepted by a Portfolio or its designated agent. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolios typically expect to meet redemption requests by paying out available cash or proceeds from selling portfolio holdings, which may include cash equivalent portfolio holdings. Redemption methods also may include redeeming in kind under appropriate circumstances, such as in connection with transactions involving the substitution of shares of one Portfolio (the replacement portfolio) for shares of another Portfolio (the replaced portfolio) held by insurance company separate accounts to fund Contracts.

Restrictions on Buying and Selling Shares

Purchase and Redemption Restrictions

The Portfolios reserve the right to suspend or change the terms of purchasing shares. The Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday) or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for a Portfolio to make cash payments as determined in the sole discretion of FMG LLC.

Purchase and Redemption Restrictions on Market-Timers and Active Traders

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolios. Excessive purchases and redemptions of shares of a Portfolio may adversely affect Portfolio performance and the interests of long-term investors by requiring it to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. To the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest a significant portion of their assets in foreign securities, the securities of small- and mid-capitalization companies, or high-yield securities, it will tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than a Portfolio that does not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds, which could result in pricing inefficiencies.

The Trust’s Board has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Portfolios discourage frequent purchases and redemptions of Portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, each Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion, is disruptive (or potentially disruptive) to the management of the Portfolio.

The Trust’s polices and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders, including Contractholders whose accounts are held through omnibus accounts, uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which FMG LLC and its affiliates, on behalf of the Trust, seek to make in a fair and reasonable manner consistent with the interests of all Contractholders.

PORTFOLIO SERVICES (cont’d)

•

The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If FMG LLC, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s Portfolios are disruptive to the Trust’s Portfolios, FMG LLC or an affiliate may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. FMG LLC or an affiliate may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, FMG LLC or an affiliate may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same Portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio. The Trust aggregates inflows and outflows for each Portfolio on a daily basis. When a potentially disruptive transfer into or out of a Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, FMG LLC or an affiliate sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, FMG LLC or an affiliate may take the actions described above to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, FMG LLC or an affiliate currently will restrict the availability of voice, fax and automated transaction services. FMG LLC or an affiliate currently will apply such action for the remaining life of each affected Contract. Because FMG LLC or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of FMG LLC’s or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, FMG LLC, an affiliate thereof or the Trust also may, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of Portfolio shares also apply to retirement plan participants, but do not apply to transfers or purchases and redemptions of shares of Portfolios of the Trust by funds of funds managed by FMG LLC. These transfers, purchases and redemptions are exempt from the above policies and procedures because they are initiated pursuant to asset allocation strategies developed by FMG LLC and its affiliates and, therefore, are not intended to disadvantage the relevant portfolios or their shareholders.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, the particular Portfolio.

Selling Restrictions

The table below describes restrictions placed on selling shares of any portfolio described in this Prospectus.

Restriction	Situation
A Portfolio may suspend the right of redemption or postpone payment for more than 7 days:

• When the New York Stock Exchange is closed (other than a weekend/holiday).

• When trading is restricted by the SEC.

• When the SEC declares that an emergency exists.

• Any other period permitted by the SEC.

A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for a Portfolio to make cash payments as determined in the sole discretion of FMG LLC.

PORTFOLIO SERVICES (cont’d)

How Portfolio Shares are Priced

“Net asset value” is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of Portfolio shares is determined according to the following schedule:

•

A share’s net asset value is normally determined each day the New York Stock Exchange (“Exchange”) is open for trading as of 4:00 p.m. Eastern Time. In the event of an emergency or other disruption in trading on the Exchange a share’s price would still normally be determined as of 4:00 p.m. Eastern Time.

•

The price you pay or receive for purchasing or redeeming a share will be based upon the net asset value next calculated after your order is received and accepted by a Portfolio or its designated agent.

•

A Portfolio may have net asset value changes on days when shares cannot be purchased or sold because it invests in Underlying Portfolios that may invest heavily in foreign securities, which sometimes trade on days when a Portfolio’s shares are not priced.

Shares of the Underlying Portfolios held by the Portfolios are valued at their net asset value. Generally, other portfolio securities and assets held by the Portfolios as well as the portfolio securities and assets held by the Underlying Portfolios, including any affiliated Underlying Portfolios are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations. Debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that may materially affect its value. In that case, the security will be valued using the fair value procedures by or under the direction of the Portfolio’s Board at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — for exchange-traded options last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the sales price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last settlement price or, if there is no sale, latest available bid price.

•

Investment company securities — shares of open-end mutual funds (other than ETFs) held by a portfolio will be valued at the net asset value of the shares of such funds as described in the applicable funds’ prospectuses.

All securities held in the EQ/Money Market Portfolio are valued at amortized cost. The EQ/Money Market Portfolio seeks to maintain a stable net asset value per share of $1.00, but there can be no assurance that it will be able to do so.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occurring after the close of the relevant market or exchange materially affect their value are valued pursuant to the fair value procedures in good faith by or under the direction of the Trust’s Board of Trustees. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small-capitalization issuers, high yield securities and securities of certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing (a method that takes into consideration the value of other securities with similar characteristics, such as ratings, yield and maturity), discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value of Portfolio shares is determined, may be reflected in the Trust’s calculation of net asset values for each applicable Portfolio when the Trust deems that the particular event or circumstance would materially affect such Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

PORTFOLIO SERVICES (cont’d)

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board believes will reflect fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Portfolio’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s net asset value by those traders.

For an explanation of the circumstances under which the unaffiliated Underlying Portfolios and Underlying ETFs will use fair value pricing and the effects of using fair value pricing, see the unaffiliated Underlying Portfolios’ and Underlying ETFs’ prospectuses and statements of additional information.

Dividends and Other Distributions

Each Portfolio generally distributes most or all of its net investment income and net realized gains, if any, annually. Dividends and other distributions by a Portfolio are automatically reinvested at net asset value in shares of the distributing class of that Portfolio.

Tax Consequences

Each Portfolio is treated as a separate corporation, and intends to continue to qualify each taxable year to be treated as a regulated investment company (“RIC”), for federal tax purposes. A Portfolio will be so treated if it meets specified federal income tax requirements, including requirements regarding types of investments, diversification, limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate a Portfolio’s disposition of one or more investments when it might not otherwise do so. A RIC that satisfies the federal tax requirements is not taxed at the entity (Portfolio) level to the extent it passes through its net income and net realized gains to its shareholders by making distributions. Although the Trust intends that each Portfolio will be operated to have no federal tax liability, if any Portfolio does have any federal tax liability, that would hurt its investment performance. Also, to the extent that any Portfolio invests in foreign securities or holds foreign currencies, it could be subject to foreign taxes that would reduce its investment performance.

It is important for each Portfolio to maintain its RIC status (and to satisfy certain other requirements), because the shareholders of a Portfolio that are insurance company separate accounts will then be able to use a “look-through” rule in determining whether those accounts meet the investment diversification rules applicable to them (which differ from those that apply to RICs). If a Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts indirectly funded through that Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. FMG LLC, in its capacity as the Adviser and as the administrator of the Trust, therefore carefully monitors each Portfolio’s compliance with all of the RIC requirements and separate accounts investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

Additional Information

Portfolio Distribution Arrangements

The Portfolios are distributed by AXA Distributors, LLC, an affiliate of FMG LLC, (the “Distributor”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the Portfolios’ Class A and Class B shares. Under the Distribution Plan, Class A and Class B shares are charged a distribution and/or service (12b-1) fee to compensate the Distributor for promoting, selling and servicing shares of the Portfolios. The distribution and/or service (12b-1) fee may be retained by the Distributor or used to pay financial intermediaries for similar services. The maximum annual distribution and/or service (12b-1) fee for each Portfolio’s Class A and Class B shares is equal to an annual rate of 0.25% of the average daily net assets attributable to Class A and Class B shares. Because these fees are paid out of each Portfolio’s assets on an ongoing basis, over time, these fees for Class A and Class B shares will increase the cost of your investment and may cost you more than paying other types of charges.

The Distributor may receive payments from certain investment advisers or Sub-Advisers of the Underlying Portfolios and Underlying ETFs or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the investment advisers or Sub-Advisers respective Underlying Portfolios and Underlying ETFs. These sales meetings or seminar sponsorships may provide the investment advisers with increased access to persons involved in the distribution of the Contracts. The Distributor also may receive other marketing support from the investment advisers or Sub-Advisers in connection with the distribution of the Contracts. These payments may provide an incentive to the Adviser in selecting one Sub-Adviser over another or a disincentive for the Adviser to recommend the termination of such Sub-Advisers.

PORTFOLIO SERVICES (cont’d)

Compensation to Financial Intermediaries

In addition to the distribution and service fees paid by the Portfolios, the Distributor or the Adviser (or one of their affiliates) may make payments out of its own resources to provide additional compensation to selected affiliated and unaffiliated sponsoring insurance companies (or their affiliates) or other financial intermediaries (collectively, “financial intermediaries”). These payments create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Portfolios or insurance products for which a Portfolio serves as an underlying investment. Such payments, which are sometimes referred to as “revenue sharing,” may be calculated by reference to the gross or net sales by such person, the average net assets of shares held by the customers of such person, the number of accounts of the Portfolios attributable to such person, on the basis of a flat fee or a negotiated lump sum payment for services provided, or otherwise.

The additional payments to such financial intermediaries are negotiated based on a number of factors including, but not limited to, quality of service, reputation in the industry, ability to attract and retain assets, target markets, customer relationships, and relationship with the Distributor or its affiliates. No one factor is determinative of the type or amount of additional compensation to be provided. The amount of these payments, as determined from time to time by the Distributor or the Adviser (or an affiliate) in its sole discretion, may be different for different financial intermediaries. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation. These additional payments are made by the Adviser, the Distributor or their respective affiliates and do not increase the amount paid by you or the Portfolios as shown under the heading “Fees and Expenses of the Portfolio” in the Portfolio summaries in this Prospectus.

Payments by the Distributor and/or the Adviser (and their affiliates) to financial intermediaries may include payments for providing recordkeeping services with respect to certain groups of investors in the Portfolios, including Contract owners that allocate contract value indirectly to one or more Portfolios (collectively referred to as “subaccounting” services, and Contract owners and other investors as “investors”). The subaccounting services typically include: (i) maintenance of master accounts with the Portfolios (e.g., recordkeeping for insurance company separate accounts investing in the Portfolios); (ii) tracking, recording and transmitting net purchase and redemption orders for Portfolio shares; (iii) establishing and maintaining investor accounts and records; (iv) recording investor account balances and changes thereto; (v) distributing redemption proceeds and transmitting net purchase payments and arranging for the wiring of funds; (vi) reconciling purchase and redemption activity and dividend and distribution payments between a master account and the Portfolios; (vii) maintaining and preserving records related to the purchase, redemption and other account activity of investors; (viii) providing statements to investors; (ix) furnishing proxy materials, periodic fund reports, prospectuses and other communications to investors as required; (x) assisting with proxy solicitations on behalf of the Portfolios, including soliciting and compiling voting instructions from Contract owners; (xi) responding to inquiries from investors about the Portfolios and (xii) providing information in order to assist the Portfolios in their compliance with state securities laws.

Such payments also may be made to provide additional compensation to financial intermediaries for various marketing support services, including, without limitation, providing periodic and ongoing education and training and support of financial intermediary personnel regarding the Portfolios and the financial planning needs of investors who purchase through financial intermediaries; adding the Portfolios to the list of underlying investment options in an insurance company’s variable products; disseminating to financial intermediary personnel information and product marketing materials regarding the Portfolios; explaining to financial intermediaries’ clients the features and characteristics of the Portfolios; conducting due diligence regarding the Portfolios; granting access (in some cases on a preferential basis over other competitors) to sales meetings, sales representatives and management representatives of the financial intermediary; and providing business planning assistance, marketing support, advertising and other services. The Distributor and its affiliates may make other payments or allow other promotional incentives to financial intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

The Distributor and its affiliates may make the payments described above in order to promote the sale of Portfolio shares and the retention of those investments by clients of insurance companies, and participants in retirement plans and other qualified investors. To the extent these financial intermediaries sell more shares of the Portfolios or retain shares of the Portfolios in their customers’ accounts, the Adviser, the Distributor and their affiliates may directly or indirectly benefit from the incremental management and other fees paid to the Adviser and the Distributor by the Portfolios with respect to those assets.

The Portfolios’ portfolio transactions are not used as a form of sales-related compensation to financial intermediaries that promote or sell shares of the Portfolios and the promotion or sale of such shares is not considered as a factor in the selection of broker-dealers to execute the Portfolios’ portfolio transactions. The Adviser places each Portfolio’s portfolio transactions with broker-dealer firms based on the firm’s ability to provide the best net results from the transaction to the Portfolio. To the extent that the Adviser determines that a financial intermediary can provide a Portfolio with the best net results, the Adviser may place the Portfolio’s portfolio transactions with the financial intermediary even though it sells or has sold shares of the Portfolio.

You can find further information in the SAI about the payments made by the Distributor, the Adviser, their affiliates and the services provided by your financial intermediary. You can also ask your financial intermediary about any payments it receives from the Distributor, the Adviser, or their affiliates (and any conflicts of interest that such payments may create) and any services your financial intermediary provides, as well as about fees and/or commissions it charges. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this Prospectus. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in this Prospectus and the SAI.

DESCRIPTION OF BENCHMARKS

The performance of each of the Trust’s Portfolios as shown in the section “Investments, Risks, and Performance” is compared to that of broad-based securities market indexes and/or a hypothetical composite index. Each of the Portfolios’ annualized rates of return is net of: (i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

A Portfolio’s investment performance will change over time with the value of its underlying investments, and recent performance may differ significantly from performance for the time periods shown in this Prospectus.

Broad-based securities markets indexes are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities markets indexes are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities markets index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

There is no guarantee that the Portfolios will outperform these or any benchmarks.

EQ/Aggressive Allocation Index† is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 8%, the MSCI EAFE® Index at a weighting of 25%, the S&P MidCap 400® Index at a weighting of 14%, the S&P 500® Index at a weighting of 39%, the Russell 2000® Index at a weighting of 12% and the ICE BofA 3-Month U.S. Treasury Bill Index at a weighting of 2%.

EQ/Conservative Allocation Index† is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 66%, the MSCI EAFE® Index at a weighting of 5%, the S&P MidCap 400® Index at a weighting of 4%, the S&P 500® Index at a weighting of 10%, the Russell 2000® Index at a weighting of 1% and the ICE BofA 3-Month U.S. Treasury Bill Index at a weighting of 14%.

EQ/Conservative-Plus Allocation Index† is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 50%, the MSCI EAFE® Index at a weighting of 10%, the S&P MidCap 400® Index at a weighting of 8%, the S&P 500® Index at a weighting of 18%, the Russell 2000® Index at a weighting of 4% and the ICE BofA 3-Month U.S. Treasury Bill Index at a weighting of 10%.

EQ/Moderate Allocation Index† is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 42%, the MSCI EAFE® Index at a weighting of 15%, the S&P MidCap 400® Index at a weighting of 9%, the S&P 500® Index at a weighting of 20%, the Russell 2000® Index at a weighting of 6% and the ICE BofA 3-Month U.S. Treasury Bill Index at a weighting of 8%.

EQ/Moderate-Plus Allocation Index† is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 25%, the MSCI EAFE® Index at a weighting of 20%, the S&P MidCap 400® Index at a weighting of 12%, the S&P 500® Index at a weighting of 28%, the Russell 2000® Index at a weighting of 10% and the ICE BofA 3-Month U.S. Treasury Bill Index at a weighting of 5%.

Bloomberg Barclays U.S. Intermediate Government Bond Index is an unmanaged index of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years.

Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged, market value weighted index which includes Treasuries, government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and investment grade corporate bonds with maturities of one to 10 years.

Charter Aggressive Growth Index† is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the MSCI AC World (Net) Index at a weighting of 65%, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 7%, the ICE BofA Global Broad Market ex U.S. Index at a weighting of 3% and the ICE BofA 3-Month U.S. Treasury Bill Index at a weighting of 25%.

Charter Conservative Index† is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the MSCI AC World (Net) Index at a weighting of 20%, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 50%, the ICE BofA Global Broad Market ex U.S. Index at a weighting of 25% and the ICE BofA 3-Month U.S. Treasury Bill Index at a weighting of 5%.

Charter Growth Index† is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the MSCI AC World (Net) Index at a weighting of 55%, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 17%, the ICE BofA Global Broad Market ex U.S. Index at a weighting of 8% and the ICE BofA 3-Month U.S. Treasury Bill Index at a weighting of 20%.

DESCRIPTION OF BENCHMARKS (cont’d)

Charter Moderate Growth Index† is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the MSCI AC World (Net) Index at a weighting of 45%, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 27%, the ICE BofA Global Broad Market ex U.S. Index at a weighting of 13% and the ICE BofA 3-Month U.S. Treasury Bill Index at a weighting of 15%.

Charter Moderate Index† is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the MSCI AC World (Net) Index at a weighting of 35%, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 37%, the ICE BofA Global Broad Market ex U.S. Index at a weighting of 18% and the ICE BofA 3-Month U.S. Treasury Bill Index at a weighting of 10%.

Dow Jones Moderate Portfolio Index is composed of a blend of equity, fixed income and cash assets and is designed to represent approximately 60% of the risk of an all-stock index.

Dow Jones Moderately Aggressive Portfolio Index is composed of a blend of equity, fixed income and cash assets and is designed to represent approximately 80% of the risk of an all-stock index.

Dow Jones Moderately Conservative Portfolio Index is composed of a blend of equity, fixed income and cash assets and is designed to represent approximately 40% of the risk of an all-stock index.

ICE BofA 3-Month U.S. Treasury Bill Index (formerly known as BofA Merrill Lynch 3-Month U.S. Treasury Bill Index) measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.

ICE BofA Global Broad Market ex. U.S. Index (formerly known as the BofA Merrill Lynch Global Broad Market ex. U.S. Index) tracks the performance of investment grade debt publicly issued in the major domestic and eurobond markets, including sovereign, quasi-government, corporate, securitized and collateralized securities and excludes all securities denominated in U.S. dollars.

Morgan Stanley Capital International (MSCI) ACWI (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets and 24 emerging markets. The index covers approximately 85% of the global investment opportunities.

Morgan Stanley Capital International (MSCI) EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Russell 2000® Growth Index measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 2000® Index is an unmanaged index which measures the performance of approximately 2000 of the smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. It is market-capitalization weighted.

Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. It is market-capitalization weighted.

Standard & Poor’s MidCap 400® Index (“S&P MidCap 400® Index”) is a weighted index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The index captures approximately 7% of the U.S. equities market. The index returns reflect the reinvestment of dividends.

Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) is a weighted index of common stocks of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Standard & Poor’s (“S&P”) Target Date® Index Series comprises eleven multi-asset class indices, each corresponding to a particular target retirement date. The asset allocation for each index in the series is determined once a year through a survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.

†	“Blended” performance numbers assume a static mix of the indexes. The Adviser believes that these indexes reflect more closely the market sectors in which the Portfolio invests.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance for each Portfolio’s Class A, Class B and Class K shares, as applicable. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolios’ operations). The financial information below for the Class A, Class B and/or Class K shares of each Portfolio, as applicable, has been derived from the financial statements of the Portfolio, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on each Portfolio’s financial statements as of December 31, 2019 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Portfolios’ SAI and available upon request.

EQ/Conservative Allocation Portfolio

	Class A
	Year Ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of year	$8.94		$9.46		$9.34		$9.29		$9.55

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.14		0.13		0.10		0.08		0.06
Net realized and unrealized gain (loss)	0.69		(0.28)		0.37		0.18		(0.07)

Total from investment operations	0.83		(0.15)		0.47		0.26		(0.01)

Less distributions:
Dividends from net investment income	(0.16)		(0.14)		(0.11)		(0.09)		(0.08)
Distributions from net realized gains	(0.20)		(0.23)		(0.24)		(0.12)		(0.17)

Total dividends and distributions	(0.36)		(0.37)		(0.35)		(0.21)		(0.25)

Net asset value, end of year	$9.41		$8.94		$9.46		$9.34		$9.29

Total return	9.26%		(1.59)%		5.03%		2.84%		(0.16)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$19,285		$20,046		$21,594		$23,596		$25,419
Ratio of expenses to average net assets:
After waivers(f)	0.48	%(j)	0.47	%(j)	0.47	%(j)	0.46	%(j)	0.47	%(j)
Before waivers(f)	0.52%		0.52%		0.53%		0.53%		0.52%
Ratio of net investment income (loss) to average net assets:
After waivers(f)(x)	1.51%		1.40%		0.99%		0.86%		0.64%
Before waivers(f)(x)	1.48%		1.35%		0.93%		0.80%		0.60%
Portfolio turnover rate^	12%		12%		9%		12%		10%

FINANCIAL HIGHLIGHTS (cont’d)

EQ/Conservative Allocation Portfolio (continued)

	Class B
	Year Ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of year	$8.94		$9.46		$9.35		$9.29		$9.56

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.14		0.12		0.09		0.08		0.06
Net realized and unrealized gain (loss)	0.69		(0.27)		0.37		0.19		(0.08)

Total from investment operations	0.83		(0.15)		0.46		0.27		(0.02)

Less distributions:
Dividends from net investment income	(0.16)		(0.14)		(0.11)		(0.09)		(0.08)
Distributions from net realized gains	(0.20)		(0.23)		(0.24)		(0.12)		(0.17)

Total dividends and distributions	(0.36)		(0.37)		(0.35)		(0.21)		(0.25)

Net asset value, end of year	$9.41		$8.94		$9.46		$9.35		$9.29

Total return	9.25%		(1.59)%		4.91%		2.95%		(0.26)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,009,701		$1,022,384		$1,170,151		$1,326,851		$1,382,210
Ratio of expenses to average net assets:
After waivers(f)	0.48	%(j)	0.47	%(j)	0.47	%(j)	0.46	%(j)	0.47	%(j)
Before waivers(f)	0.52%		0.52%		0.53%		0.53%		0.52%
Ratio of net investment income (loss) to average net assets:
After waivers(f)(x)	1.49%		1.33%		0.91%		0.86%		0.66%
Before waivers(f)(x)	1.45%		1.28%		0.85%		0.80%		0.61%
Portfolio turnover rate^	12%		12%		9%		12%		10%

	Class K
	Year Ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of year	$8.92		$9.44		$9.33		$9.27		$9.54

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.18		0.16		0.14		0.12		0.11
Net realized and unrealized gain (loss)	0.67		(0.28)		0.34		0.18		(0.11)

Total from investment operations	0.85		(0.12)		0.48		0.30		—	#

Less distributions:
Dividends from net investment income	(0.18)		(0.17)		(0.13)		(0.12)		(0.10)
Distributions from net realized gains	(0.20)		(0.23)		(0.24)		(0.12)		(0.17)

Total dividends and distributions	(0.38)		(0.40)		(0.37)		(0.24)		(0.27)

Net asset value, end of year	$9.39		$8.92		$9.44		$9.33		$9.27

Total return	9.54%		(1.34)%		5.18%		3.21%		(0.02)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$10,598		$9,246		$8,103		$4,697		$3,647
Ratio of expenses to average net assets:
After waivers(f)	0.23	%(j)	0.22	%(j)	0.22	%(j)	0.21	%(j)	0.22	%(j)
Before waivers(f)	0.27%		0.27%		0.28%		0.28%		0.27%
Ratio of net investment income (loss) to average net assets:
After waivers(f)(x)	1.89%		1.69%		1.49%		1.31%		1.12%
Before waivers(f)(x)	1.85%		1.64%		1.43%		1.25%		1.08%
Portfolio turnover rate^	12%		12%		9%		12%		10%

FINANCIAL HIGHLIGHTS (cont’d)

#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.00% for Class A, 1.00% for Class B and 0.75% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

FINANCIAL HIGHLIGHTS (cont’d)

EQ/Conservative-Plus Allocation Portfolio

	Class A
	Year Ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of year	$9.04		$9.95		$9.56		$9.46		$9.96

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.13		0.12		0.09		0.08		0.05
Net realized and unrealized gain (loss)	1.08		(0.47)		0.75		0.37		(0.12)

Total from investment operations	1.21		(0.35)		0.84		0.45		(0.07)

Less distributions:
Dividends from net investment income	(0.16)		(0.15)		(0.12)		(0.09)		(0.08)
Distributions from net realized gains	(0.36)		(0.41)		(0.33)		(0.26)		(0.35)

Total dividends and distributions	(0.52)		(0.56)		(0.45)		(0.35)		(0.43)

Net asset value, end of year	$9.73		$9.04		$9.95		$9.56		$9.46

Total return	13.45%		(3.63)%		8.79%		4.73%		(0.67)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$18,127		$16,418		$17,939		$18,136		$18,349
Ratio of expenses to average net assets:
After waivers(f)	0.52	%(j)	0.53	%(j)	0.52	%(j)	0.52	%(j)	0.53	%(j)
Before waivers(f)	0.52%		0.53%		0.53%		0.53%		0.53%
Ratio of net investment income (loss) to average net assets:
After waivers(f)(x)	1.38%		1.18%		0.93%		0.79%		0.53%
Before waivers(f)(x)	1.38%		1.18%		0.93%		0.78%		0.53%
Portfolio turnover rate^	13%		14%		10%		11%		8%

	Class B
	Year Ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of year	$9.05		$9.96		$9.57		$9.46		$9.96

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.13		0.11		0.09		0.08		0.05
Net realized and unrealized gain (loss)	1.08		(0.46)		0.75		0.38		(0.12)

Total from investment operations	1.21		(0.35)		0.84		0.46		(0.07)

Less distributions:
Dividends from net investment income	(0.16)		(0.15)		(0.12)		(0.09)		(0.08)
Distributions from net realized gains	(0.36)		(0.41)		(0.33)		(0.26)		(0.35)

Total dividends and distributions	(0.52)		(0.56)		(0.45)		(0.35)		(0.43)

Net asset value, end of year	$9.74		$9.05		$9.96		$9.57		$9.46

Total return	13.43%		(3.62)%		8.78%		4.84%		(0.67)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,178,433		$1,144,990		$1,325,942		$1,354,790		$1,414,428
Ratio of expenses to average net assets:
After waivers(f)	0.52	%(j)	0.53	%(j)	0.52	%(j)	0.52	%(j)	0.53	%(j)
Before waivers(f)	0.52%		0.53%		0.53%		0.53%		0.53%
Ratio of net investment income (loss) to average net assets:
After waivers(f)(x)	1.36%		1.16%		0.86%		0.81%		0.54%
Before waivers(f)(x)	1.36%		1.16%		0.86%		0.80%		0.54%
Portfolio turnover rate^	13%		14%		10%		11%		8%

FINANCIAL HIGHLIGHTS (cont’d)

EQ/Conservative-Plus Allocation Portfolio (continued)

	Class K
	Year Ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of year	$9.04		$9.95		$9.56		$9.46		$9.96

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.16		0.13		0.11		0.11		0.08
Net realized and unrealized gain (loss)	1.08		(0.46)		0.76		0.37		(0.12)

Total from investment operations	1.24		(0.33)		0.87		0.48		(0.04)

Less distributions:
Dividends from net investment income	(0.18)		(0.17)		(0.15)		(0.12)		(0.11)
Distributions from net realized gains	(0.36)		(0.41)		(0.33)		(0.26)		(0.35)

Total dividends and distributions	(0.54)		(0.58)		(0.48)		(0.38)		(0.46)

Net asset value, end of year	$9.74		$9.04		$9.95		$9.56		$9.46

Total return	13.83%		(3.38)%		9.05%		4.99%		(0.42)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$28,781		$27,328		$35,366		$37,441		$36,735
Ratio of expenses to average net assets:
After waivers(f)	0.27	%(j)	0.28	%(j)	0.27	%(j)	0.27	%(j)	0.28	%(j)
Before waivers(f)	0.27%		0.28%		0.28%		0.28%		0.28%
Ratio of net investment income (loss) to average net assets:
After waivers(f)(x)	1.61%		1.29%		1.07%		1.10%		0.79%
Before waivers(f)(x)	1.61%		1.29%		1.06%		1.09%		0.79%
Portfolio turnover rate^	13%		14%		10%		11%		8%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.10% for Class A, 1.10% for Class B and 0.85% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

FINANCIAL HIGHLIGHTS (cont’d)

EQ/Moderate Allocation Portfolio

	Class A
	Year Ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of year	$12.96		$14.41		$13.59		$13.43		$14.18

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.19		0.17		0.12		0.11		0.08
Net realized and unrealized gain (loss)	1.80		(0.84)		1.37		0.60		(0.20)

Total from investment operations	1.99		(0.67)		1.49		0.71		(0.12)

Less distributions:
Dividends from net investment income	(0.23)		(0.22)		(0.18)		(0.12)		(0.12)
Distributions from net realized gains	(0.66)		(0.56)		(0.49)		(0.43)		(0.51)

Total dividends and distributions	(0.89)		(0.78)		(0.67)		(0.55)		(0.63)

Net asset value, end of year	$14.06		$12.96		$14.41		$13.59		$13.43

Total return	15.49%		(4.73)%		11.00%		5.35%		(0.84)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,955,663		$1,843,864		$2,092,058		$2,064,205		$2,122,648
Ratio of expenses to average net assets:
After waivers(f)	0.49	%(j)	0.50	%(j)	0.51	%(k)	0.52	%(m)	0.51	%(k)
Before waivers(f)	0.49%		0.50%		0.51%		0.52%		0.51%
Ratio of net investment income (loss) to average net assets:
After waivers(f)(x)	1.35%		1.16%		0.87%		0.78%		0.53%
Before waivers(f)(x)	1.35%		1.16%		0.87%		0.78%		0.53%
Portfolio turnover rate^	13%		12%		9%		9%		8%

	Class B
	Year Ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of year	$12.85		$14.30		$13.49		$13.33		$14.09

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.18		0.16		0.12		0.10		0.07
Net realized and unrealized gain (loss)	1.80		(0.83)		1.36		0.61		(0.20)

Total from investment operations	1.98		(0.67)		1.48		0.71		(0.13)

Less distributions:
Dividends from net investment income	(0.23)		(0.22)		(0.18)		(0.12)		(0.12)
Distributions from net realized gains	(0.66)		(0.56)		(0.49)		(0.43)		(0.51)

Total dividends and distributions	(0.89)		(0.78)		(0.67)		(0.55)		(0.63)

Net asset value, end of year	$13.94		$12.85		$14.30		$13.49		$13.33

Total return	15.55%		(4.77)%		11.00%		5.38%		(0.92)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,997,804		$4,820,681		$5,634,278		$5,669,408		$6,037,275
Ratio of expenses to average net assets:
After waivers(f)	0.49	%(j)	0.50	%(j)	0.51	%(k)	0.52	%(m)	0.51	%(k)
Before waivers(f)	0.49%		0.50%		0.51%		0.52%		0.51%
Ratio of net investment income (loss) to average net assets:
After waivers(f)(x)	1.33%		1.14%		0.85%		0.77%		0.52%
Before waivers(f)(x)	1.33%		1.14%		0.85%		0.77%		0.52%
Portfolio turnover rate^	13%		12%		9%		9%		8%

FINANCIAL HIGHLIGHTS (cont’d)

EQ/Moderate Allocation Portfolio (continued)

	Class K
	Year Ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of year	$12.96		$14.42		$13.59		$13.43		$14.18

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.23		0.20		0.16		0.14		0.11
Net realized and unrealized gain (loss)	1.80		(0.84)		1.38		0.61		(0.20)

Total from investment operations	2.03		(0.64)		1.54		0.75		(0.09)

Less distributions:
Dividends from net investment income	(0.26)		(0.26)		(0.22)		(0.16)		(0.15)
Distributions from net realized gains	(0.66)		(0.56)		(0.49)		(0.43)		(0.51)

Total dividends and distributions	(0.92)		(0.82)		(0.71)		(0.59)		(0.66)

Net asset value, end of year	$14.07		$12.96		$14.42		$13.59		$13.43

Total return	15.85%		(4.54)%		11.34%		5.61%		(0.60)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$304,750		$277,542		$306,867		$287,164		$286,432
Ratio of expenses to average net assets:
After waivers(f)	0.24	%(j)	0.25	%(j)	0.26	%(k)	0.27	%(m)	0.26	%(k)
Before waivers(f)	0.24%		0.25%		0.26%		0.27%		0.26%
Ratio of net investment income (loss) to average net assets:
After waivers(f)(x)	1.61%		1.41%		1.13%		1.04%		0.78%
Before waivers(f)(x)	1.61%		1.41%		1.13%		1.04%		0.78%
Portfolio turnover rate^	13%		12%		9%		9%		8%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.09% for Class A, 1.09% for Class B and 0.84% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.11% for Class A, 1.11% for Class B and 0.86% for Class K.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.12% for Class A, 1.12% for Class B and 0.87% for Class K.
(n)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.14% for Class A, 1.14% for Class B and 0.89% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

FINANCIAL HIGHLIGHTS (cont’d)

EQ/Moderate-Plus Allocation Portfolio

	Class A
	Year Ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of year	$9.99		$11.49		$10.58		$10.38		$11.14

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.14		0.12		0.10		0.08		0.05
Net realized and unrealized gain (loss)	1.83		(0.87)		1.47		0.68		(0.19)

Total from investment operations	1.97		(0.75)		1.57		0.76		(0.14)

Less distributions:
Dividends from net investment income	(0.17)		(0.18)		(0.16)		(0.10)		(0.10)
Distributions from net realized gains	(0.70)		(0.57)		(0.50)		(0.46)		(0.52)

Total dividends and distributions	(0.87)		(0.75)		(0.66)		(0.56)		(0.62)

Net asset value, end of year	$11.09		$9.99		$11.49		$10.58		$10.38

Total return	20.01%		(6.84)%		14.94%		7.24%		(1.29)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$212,498		$189,592		$225,874		$218,035		$221,573
Ratio of expenses to average net assets:
After waivers(f)	0.49	%(j)	0.50	%(j)	0.51	%(k)	0.51	%(m)	0.51	%(k)
Before waivers(f)	0.49%		0.50%		0.51%		0.51%		0.51%
Ratio of net investment income (loss) to average net assets:
After waivers(f)(x)	1.26%		1.01%		0.86%		0.74%		0.47%
Before waivers(f)(x)	1.26%		1.01%		0.86%		0.74%		0.47%
Portfolio turnover rate^	12%		11%		8%		8%		9%

	Class B
	Year Ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of year	$9.99		$11.49		$10.59		$10.38		$11.14

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.13		0.12		0.10		0.08		0.05
Net realized and unrealized gain (loss)	1.84		(0.87)		1.46		0.69		(0.19)

Total from investment operations	1.97		(0.75)		1.56		0.77		(0.14)

Less distributions:
Dividends from net investment income	(0.17)		(0.18)		(0.16)		(0.10)		(0.10)
Distributions from net realized gains	(0.70)		(0.57)		(0.50)		(0.46)		(0.52)

Total dividends and distributions	(0.87)		(0.75)		(0.66)		(0.56)		(0.62)

Net asset value, end of year	$11.09		$9.99		$11.49		$10.59		$10.38

Total return	20.01%		(6.84)%		14.83%		7.34%		(1.29)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$8,527,658		$7,894,299		$9,410,038		$9,033,114		$9,427,864
Ratio of expenses to average net assets:
After waivers(f)	0.49	%(j)	0.50	%(j)	0.51	%(k)	0.51	%(m)	0.51	%(k)
Before waivers(f)	0.49%		0.50%		0.51%		0.51%		0.51%
Ratio of net investment income (loss) to average net assets:
After waivers(f)(x)	1.22%		1.01%		0.85%		0.74%		0.47%
Before waivers(f)(x)	1.22%		1.01%		0.85%		0.74%		0.47%
Portfolio turnover rate^	12%		11%		8%		8%		9%

FINANCIAL HIGHLIGHTS (cont’d)

EQ/Moderate-Plus Allocation Portfolio (continued)

	Class K
	Year Ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of year	$9.99		$11.49		$10.58		$10.38		$11.14

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.16		0.14		0.13		0.11		0.08
Net realized and unrealized gain (loss)	1.84		(0.86)		1.47		0.67		(0.19)

Total from investment operations	2.00		(0.72)		1.60		0.78		(0.11)

Less distributions:
Dividends from net investment income	(0.20)		(0.21)		(0.19)		(0.12)		(0.13)
Distributions from net realized gains	(0.70)		(0.57)		(0.50)		(0.46)		(0.52)

Total dividends and distributions	(0.90)		(0.78)		(0.69)		(0.58)		(0.65)

Net asset value, end of year	$11.09		$9.99		$11.49		$10.58		$10.38

Total return	20.29%		(6.58)%		15.21%		7.51%		(1.04)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$67,291		$62,847		$79,342		$77,074		$76,922
Ratio of expenses to average net assets:
After waivers(f)	0.24	%(j)	0.25	%(j)	0.26	%(k)	0.26	%(m)	0.26	%(k)
Before waivers(f)	0.24%		0.25%		0.26%		0.26%		0.26%
Ratio of net investment income (loss) to average net assets:
After waivers(f)(x)	1.42%		1.24%		1.11%		1.02%		0.72%
Before waivers(f)(x)	1.42%		1.24%		1.11%		1.02%		0.72%
Portfolio turnover rate^	12%		11%		8%		8%		9%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.13% for Class A, 1.13% for Class B and 0.88% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.14% for Class A, 1.14% for Class B and 0.89% for Class K.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.18% for Class A, 1.18% for Class B and 0.93% for Class K.
(n)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.16% for Class A, 1.16% for Class B and 0.91% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

FINANCIAL HIGHLIGHTS (cont’d)

EQ/Aggressive Allocation Portfolio

	Class A
	Year Ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of year	$10.14		$11.99		$10.55		$10.24		$11.24

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.13		0.12		0.10		0.08		0.05
Net realized and unrealized gain (loss)	2.31		(1.11)		1.90		0.82		(0.26)

Total from investment operations	2.44		(0.99)		2.00		0.90		(0.21)

Less distributions:
Dividends from net investment income	(0.18)		(0.19)		(0.17)		(0.10)		(0.10)
Distributions from net realized gains	(0.90)		(0.67)		(0.39)		(0.49)		(0.69)

Total dividends and distributions	(1.08)		(0.86)		(0.56)		(0.59)		(0.79)

Net asset value, end of year	$11.50		$10.14		$11.99		$10.55		$10.24

Total return	24.46%		(8.72)%		19.17%		8.81%		(1.76)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$82,758		$73,762		$83,800		$76,625		$75,748
Ratio of expenses to average net assets(f)	0.50	%(j)	0.51	%(j)	0.52	%(k)	0.52	%(m)	0.51	%(j)
Ratio of net investment income (loss) to average net assets(f)(x)	1.12%		0.98%		0.88%		0.75%		0.45%
Portfolio turnover rate^	11%		11%		8%		5%		10%

	Class B
	Year Ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of year	$10.14		$11.99		$10.55		$10.25		$11.25

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.13		0.11		0.10		0.08		0.05
Net realized and unrealized gain (loss)	2.31		(1.10)		1.90		0.81		(0.26)

Total from investment operations	2.44		(0.99)		2.00		0.89		(0.21)

Less distributions:
Dividends from net investment income	(0.18)		(0.19)		(0.17)		(0.10)		(0.10)
Distributions from net realized gains	(0.90)		(0.67)		(0.39)		(0.49)		(0.69)

Total dividends and distributions	(1.08)		(0.86)		(0.56)		(0.59)		(0.79)

Net asset value, end of year	$11.50		$10.14		$11.99		$10.55		$10.25

Total return	24.46%		(8.72)%		19.17%		8.70%		(1.76)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,291,046		$2,902,334		$3,459,262		$3,123,018		$3,187,246
Ratio of expenses to average net assets(f)	0.50	%(j)	0.51	%(j)	0.52	%(k)	0.52	%(m)	0.51	%(j)
Ratio of net investment income (loss) to average net assets(f)(x)	1.14%		0.94%		0.86%		0.75%		0.45%
Portfolio turnover rate^	11%		11%		8%		5%		10%

FINANCIAL HIGHLIGHTS (cont’d)

EQ/Aggressive Allocation Portfolio (continued)

	Class K
	Year Ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of year	$10.14		$11.99		$10.55		$10.25		$11.24

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.16		0.14		0.13		0.10		0.08
Net realized and unrealized gain (loss)	2.30		(1.10)		1.90		0.82		(0.25)

Total from investment operations	2.46		(0.96)		2.03		0.92		(0.17)

Less distributions:
Dividends from net investment income	(0.20)		(0.22)		(0.20)		(0.13)		(0.13)
Distributions from net realized gains	(0.90)		(0.67)		(0.39)		(0.49)		(0.69)

Total dividends and distributions	(1.10)		(0.89)		(0.59)		(0.62)		(0.82)

Net asset value, end of year	$11.50		$10.14		$11.99		$10.55		$10.25

Total return	24.74%		(8.46)%		19.44%		8.97%		(1.43)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$32,984		$30,292		$36,843		$32,090		$32,037
Ratio of expenses to average net assets(f)	0.25	%(j)	0.26	%(j)	0.27	%(k)	0.27	%(m)	0.26	%(j)
Ratio of net investment income (loss) to average net assets(f)(x)	1.38%		1.15%		1.13%		1.01%		0.69%
Portfolio turnover rate^	11%		11%		8%		5%		10%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.17% for Class A, 1.17% for Class B and 0.92% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.18% for Class A, 1.18% for Class B and 0.93% for Class K.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.19% for Class A, 1.19% for Class B and 0.94% for Class K.
(n)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.21% for Class A, 1.21% for Class B and 0.96% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

FINANCIAL HIGHLIGHTS (cont’d)

CharterSM Aggressive Growth Portfolio

	Class B
	Year Ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of year	$9.79		$11.11		$9.79		$9.12		$9.93

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.24		0.12		0.09		0.06		0.07
Net realized and unrealized gain (loss)	1.77		(1.07)		1.54		0.72		(0.62)

Total from investment operations	2.01		(0.95)		1.63		0.78		(0.55)

Less distributions:
Dividends from net investment income	(0.17)		(0.15)		(0.13)		(0.09)		(0.09)
Distributions from net realized gains	(0.34)		(0.22)		(0.18)		—		(0.17)
Return of capital	—		—		—		(0.02)		—

Total dividends and distributions	(0.51)		(0.37)		(0.31)		(0.11)		(0.26)

Net asset value, end of year	$11.29		$9.79		$11.11		$9.79		$9.12

Total return	20.71%		(8.66)%		16.76%		8.47%		(5.58)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$14,746		$6,962		$6,418		$5,261		$7,220
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.68	%(j)	0.67	%(j)	0.66	%(j)	0.61	%(k)	0.63%
Before waivers and reimbursements(f)	3.12%		3.69%		4.24%		3.84%		3.54%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)(x)	2.18%		1.09%		0.88%		0.64%		0.70%
Before waivers and reimbursements(f)(x)	(0.27)%		(1.94)%		(2.71)%		(2.59)%		(2.21)%
Portfolio turnover rate^	17%		26%		21%		46%		40%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.45%.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.10%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

FINANCIAL HIGHLIGHTS (cont’d)

CharterSM Conservative Portfolio

	Class B
	Year Ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of year	$9.72		$10.35		$9.78		$9.44		$9.90

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.24		0.21		0.16		0.22		0.16
Net realized and unrealized gain (loss)	0.92		(0.54)		0.63		0.32		(0.42)

Total from investment operations	1.16		(0.33)		0.79		0.54		(0.26)

Less distributions:
Dividends from net investment income	(0.25)		(0.20)		(0.17)		(0.19)		(0.14)
Distributions from net realized gains	(0.11)		(0.10)		(0.05)		(0.01)		(0.06)

Total dividends and distributions	(0.36)		(0.30)		(0.22)		(0.20)		(0.20)

Net asset value, end of year	$10.52		$9.72		$10.35		$9.78		$9.44

Total return	11.96%		(3.30)%		8.07%		5.69%		(2.67)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$43,196		$31,599		$31,053		$28,928		$17,270
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.63	%(j)	0.61	%(j)	0.60	%(j)	0.58	%(k)	0.62%
Before waivers and reimbursements(f)	1.16%		1.23%		1.27%		1.51%		2.14%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)(x)	2.34%		2.07%		1.53%		2.29%		1.58%
Before waivers and reimbursements(f)(x)	1.81%		1.46%		0.87%		1.37%		0.06%
Portfolio turnover rate^	17%		18%		20%		11%		47%

#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.25%.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.06%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

FINANCIAL HIGHLIGHTS (cont’d)

CharterSM Growth Portfolio

	Class B
	Year Ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of year	$9.68		$10.82		$9.73		$9.22		$10.01

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.23		0.15		0.11		0.10		0.08
Net realized and unrealized gain (loss)	1.56		(0.94)		1.33		0.59		(0.53)

Total from investment operations	1.79		(0.79)		1.44		0.69		(0.45)

Less distributions:
Dividends from net investment income	(0.18)		(0.16)		(0.14)		(0.12)		(0.11)
Distributions from net realized gains	(0.28)		(0.19)		(0.21)		(0.06)		(0.23)

Total dividends and distributions	(0.46)		(0.35)		(0.35)		(0.18)		(0.34)

Net asset value, end of year	$11.01		$9.68		$10.82		$9.73		$9.22

Total return	18.64%		(7.42)%		14.81%		7.44%		(4.55)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$27,099		$14,855		$13,482		$12,410		$11,889
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.65	%(j)	0.64	%(j)	0.62	%(j)	0.60	%(k)	0.63%
Before waivers and reimbursements(f)	1.74%		2.03%		2.28%		2.26%		2.30%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)(x)	2.13%		1.35%		1.04%		1.10%		0.77%
Before waivers and reimbursements(f)(x)	1.04%		(0.03)%		(0.62)%		(0.56)%		(0.90)%
Portfolio turnover rate^	15%		10%		20%		19%		39%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.40%.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.13%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

FINANCIAL HIGHLIGHTS (cont’d)

CharterSM Moderate Growth Portfolio

	Class B
	Year Ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of year	$9.82		$10.81		$9.81		$9.38		$9.94

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.20		0.17		0.12		0.14		0.12
Net realized and unrealized gain (loss)	1.42		(0.82)		1.14		0.51		(0.45)

Total from investment operations	1.62		(0.65)		1.26		0.65		(0.33)

Less distributions:
Dividends from net investment income	(0.20)		(0.18)		(0.15)		(0.14)		(0.13)
Distributions from net realized gains	(0.25)		(0.16)		(0.11)		(0.08)		(0.10)

Total dividends and distributions	(0.45)		(0.34)		(0.26)		(0.22)		(0.23)

Net asset value, end of year	$10.99		$9.82		$10.81		$9.81		$9.38

Total return	16.62%		(6.17)%		12.83%		6.88%		(3.34)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$35,195		$28,270		$24,243		$21,857		$16,803
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.63	%**(j)	0.62	%(j)	0.61	%(j)	0.59	%(k)	0.63%
Before waivers and reimbursements(f)	1.27%		1.34%		1.45%		1.62%		2.24%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)(x)	1.83%		1.57%		1.18%		1.43%		1.25%
Before waivers and reimbursements(f)(x)	1.19%		0.85%		0.34%		0.40%		(0.37)%
Portfolio turnover rate^	13%		14%		19%		17%		49%

†

The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.35%.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.11%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

FINANCIAL HIGHLIGHTS (cont’d)

CharterSM Moderate Portfolio

	Class B
	Year Ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of year	$9.79		$10.63		$9.80		$9.42		$9.93

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.22		0.19		0.16		0.16		0.12
Net realized and unrealized gain (loss)	1.23		(0.70)		0.91		0.43		(0.43)

Total from investment operations	1.45		(0.51)		1.07		0.59		(0.31)

Less distributions:
Dividends from net investment income	(0.23)		(0.19)		(0.16)		(0.16)		(0.13)
Distributions from net realized gains	(0.21)		(0.14)		(0.08)		(0.05)		(0.07)

Total dividends and distributions	(0.44)		(0.33)		(0.24)		(0.21)		(0.20)

Net asset value, end of year	$10.80		$9.79		$10.63		$9.80		$9.42

Total return	14.82%		(4.82)%		10.90%		6.22%		(3.04)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$40,650		$32,858		$33,827		$23,611		$19,789
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.57	%(j)	0.56	%(j)	0.55	%(j)	0.58	%(k)	0.63%
Before waivers and reimbursements(f)	1.20%		1.19%		1.36%		1.52%		1.81%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)(x)	2.10%		1.80%		1.52%		1.67%		1.24%
Before waivers and reimbursements(f)(x)	1.47%		1.17%		0.72%		0.74%		0.06%
Portfolio turnover rate^	15%		13%		35%		13%		39%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.25%.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.07%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

FINANCIAL HIGHLIGHTS (cont’d)

CharterSM Small Cap Growth Portfolio

	Class A
	Year Ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of year	$12.23		$14.39		$12.12		$11.28		$12.04

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	(0.04)		0.01		(0.06)		(0.02)		(0.03)
Net realized and unrealized gain (loss)	4.06		(0.48)		3.01		1.07		(0.70)

Total from investment operations	4.02		(0.47)		2.95		1.05		(0.73)

Less distributions:
Dividends from net investment income	(0.25)		(0.53)		(0.35)		—		(0.03)
Distributions from net realized gains	(1.51)		(1.16)		(0.33)		(0.21)		—

Total dividends and distributions	(1.76)		(1.69)		(0.68)		(0.21)		(0.03)

Net asset value, end of year	$14.49		$12.23		$14.39		$12.12		$11.28

Total return	33.65	%(ff)	(4.57)%		24.42	%(ii)	9.34	%(ee)	(6.05	)%(aa)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$—	#	$—	#	$—	#	$343		$322
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.55	%(j)	0.55	%(j)	0.55	%(j)	0.48	%(j)	0.46	%(j)
Before waivers and reimbursements(f)	0.63%		0.64%		0.63%		0.64%		0.67%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)(x)	(0.31)%		(0.46)%		(0.46)%		(0.14	)%(gg)	(0.23	)%(cc)
Before waivers and reimbursements(f)(x)	(0.39)%		(0.55)%		(0.54)%		(0.30	)%(gg)	(0.44	)%(cc)
Portfolio turnover rate^	10%		10%		12%		3%		9%

	Class B
	Year Ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of year	$12.03		$14.24		$12.01		$11.18		$11.93

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	(0.04)		(0.07)		(0.06)		(0.01)		(0.03)
Net realized and unrealized gain (loss)	3.92		(0.45)		2.97		1.05		(0.69)

Total from investment operations	3.88		(0.52)		2.91		1.04		(0.72)

Less distributions:
Dividends from net investment income	(0.25)		(0.53)		(0.35)		—		(0.03)
Distributions from net realized gains	(1.51)		(1.16)		(0.33)		(0.21)		—

Total dividends and distributions	(1.76)		(1.69)		(0.68)		(0.21)		(0.03)

Net asset value, end of year	$14.15		$12.03		$14.24		$12.01		$11.18

Total return	33.03	%(ff)	(4.98)%		24.31	%(jj)	9.34	%(ff)	(6.02	)%(bb)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$111,659		$87,765		$97,024		$83,647		$84,337
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.55	%(j)	0.55	%(j)	0.55	%(j)	0.48	%(j)	0.46	%(j)
Before waivers and reimbursements(f)	0.63%		0.64%		0.63%		0.64%		0.67%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)(x)	(0.31)%		(0.46)%		(0.48)%		(0.13	)%(hh)	(0.23	)%(dd)
Before waivers and reimbursements(f)(x)	(0.39)%		(0.55)%		(0.56)%		(0.30	)%(hh)	(0.44	)%(dd)
Portfolio turnover rate^	10%		10%		12%		3%		9%

FINANCIAL HIGHLIGHTS (cont’d)

#	Amount is less than $500.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.45% for Class A and 1.45% for Class B.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.85% for Class A and 1.86% for Class B.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.
(aa)	Includes income resulting from a litigation payment. Without this income, the total return would have been (6.21)%.
(bb)	Includes income resulting from a litigation payment. Without this income, the total return would have been (6.18)%.
(cc)	Includes income resulting from litigation income. Without this income, the ratios would have been (0.46)% after waivers and reimbursements and (0.67)% before waivers, and reimbursements.
(dd)	Includes income resulting from litigation income. Without this income, the ratios would have been (0.46)% after waivers and reimbursements and (0.67)% before waivers, and reimbursements.
(ee)	Includes income resulting from a litigation payment. Without this income, the total return would have been 9.07%.
(ff)	Includes income resulting from a litigation payment. Without this income, the total return would have been 9.06%.
(gg)	Includes income resulting from litigation income. Without this income, the ratios would have been (0.43)% after waivers and reimbursements and (0.60)% before waivers, and reimbursements.
(hh)	Includes income resulting from litigation income. Without this income, the ratios would have been (0.43)% after waivers and reimbursements and (0.59)% before waivers, and reimbursements.
(ii)	Includes a litigation payment. Without this payment, the total return would have been 24.16%.
(jj)	Includes a litigation payment. Without this payment, the total return would have been 24.05%.

FINANCIAL HIGHLIGHTS (cont’d)

CharterSM Small Cap Value Portfolio

	Class A
	Year Ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of year	$15.12		$17.96		$16.37		$13.23		$15.32

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.03		—	#	0.02		0.04		—	#
Net realized and unrealized gain (loss)	3.66		(2.35)		1.83		3.30		(2.01)

Total from investment operations	3.69		(2.35)		1.85		3.34		(2.01)

Less distributions:
Dividends from net investment income	(0.02)		(0.16)		(0.26)		(0.20)		(0.08)
Distributions from net realized gains	(0.68)		(0.33)		—		—		—

Total dividends and distributions	(0.70)		(0.49)		(0.26)		(0.20)		(0.08)

Net asset value, end of year	$18.11		$15.12		$17.96		$16.37		$13.23

Total return	24.65%		(12.97)%		11.28%		25.22%		(13.14)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$12,806		$10,796		$14,165		$13,940		$11,735
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.58	%(j)	0.58	%(j)	0.59	%(j)	0.53	%(j)	0.47	%(j)
Before waivers and reimbursements(f)	0.60%		0.60%		0.60%		0.61%		0.62%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)(x)	0.14%		—	%‡	0.12%		0.27%		0.03%
Before waivers and reimbursements(f)(x)	0.12%		(0.02)%		0.11%		0.19%		(0.13)%
Portfolio turnover rate^	6%		12%		15%		11%		29%

	Class B
	Year Ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of year	$15.13		$17.97		$16.38		$13.24		$15.33

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.02		0.01		0.02		0.04		0.01
Net realized and unrealized gain (loss)	3.67		(2.36)		1.83		3.30		(2.02)

Total from investment operations	3.69		(2.35)		1.85		3.34		(2.01)

Less distributions:
Dividends from net investment income	(0.02)		(0.16)		(0.26)		(0.20)		(0.08)
Distributions from net realized gains	(0.68)		(0.33)		—		—		—

Total dividends and distributions	(0.70)		(0.49)		(0.26)		(0.20)		(0.08)

Net asset value, end of year	$18.12		$15.13		$17.97		$16.38		$13.24

Total return	24.63%		(12.96)%		11.27%		25.20%		(13.13)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$148,518		$131,116		$158,012		$162,430		$145,069
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.58	%(j)	0.58	%(j)	0.59	%(j)	0.53	%(j)	0.47	%(j)
Before waivers and reimbursements(f)	0.60%		0.60%		0.60%		0.60%		0.62%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)(x)	0.14%		0.04%		0.10%		0.28%		0.05%
Before waivers and reimbursements(f)(x)	0.11%		0.02%		0.09%		0.20%		(0.10)%
Portfolio turnover rate^	6%		12%		15%		11%		29%

FINANCIAL HIGHLIGHTS (cont’d)

‡	Amount is less than 0.005%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.45% for Class A and 1.45% for Class B.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.85% for Class A and 1.85% for Class B.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

FINANCIAL HIGHLIGHTS (cont’d)

Target 2015 Allocation Portfolio

	Class B
	Year Ended December 31,
	2019		2018		2017		2016	2015
Net asset value, beginning of year	$8.03		$9.25		$8.65		$8.47	$8.85

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.15		0.13		0.11		0.12	0.10
Net realized and unrealized gain (loss)	1.05		(0.52)		0.86		0.36	(0.27)

Total from investment operations	1.20		(0.39)		0.97		0.48	(0.17)

Less distributions:
Dividends from net investment income	(0.15)		(0.16)		(0.13)		(0.13)	(0.10)
Distributions from net realized gains	(0.38)		(0.67)		(0.24)		(0.17)	(0.11)

Total dividends and distributions	(0.53)		(0.83)		(0.37)		(0.30)	(0.21)

Net asset value, end of year	$8.70		$8.03		$9.25		$8.65	$8.47

Total return	15.04%		(4.24)%		11.20%		5.69%	(1.88)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$25,780		$21,945		$28,385		$27,912	$29,766
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.56	%(j)	0.55	%(j)	0.54	%(j)	0.58%	0.60%
Before waivers and reimbursements(f)	0.81%		0.76%		0.73%		0.71%	0.69%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)(x)	1.72%		1.45%		1.19%		1.37%	1.08%
Before waivers and reimbursements(f)(x)	1.47%		1.25%		1.00%		1.24%	0.99%
Portfolio turnover rate^	17%		20%		21%		17%	23%

	Class K
	Year Ended December 31,
	2019		2018		2017		2016	2015
Net asset value, beginning of year	$8.02		$9.25		$8.64		$8.47	$8.85

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.15		0.14		0.13		0.14	0.11
Net realized and unrealized gain (loss)	1.07		(0.52)		0.87		0.35	(0.25)

Total from investment operations	1.22		(0.38)		1.00		0.49	(0.14)

Less distributions:
Dividends from net investment income	(0.17)		(0.18)		(0.15)		(0.15)	(0.13)
Distributions from net realized gains	(0.38)		(0.67)		(0.24)		(0.17)	(0.11)

Total dividends and distributions	(0.55)		(0.85)		(0.39)		(0.32)	(0.24)

Net asset value, end of year	$8.69		$8.02		$9.25		$8.64	$8.47

Total return	15.32%		(4.08)%		11.60%		5.83%	(1.64)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$21,532		$22,401		$31,179		$30,887	$33,759
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.31	%(j)	0.30	%(j)	0.29	%(j)	0.33%	0.35%
Before waivers(f)	0.56%		0.50%		0.48%		0.46%	0.44%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)(x)	1.68%		1.56%		1.47%		1.60%	1.28%
Before waivers(f)(x)	1.43%		1.36%		1.29%		1.47%	1.19%
Portfolio turnover rate^	17%		20%		21%		17%	23%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.10% for Class B and 0.85% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

FINANCIAL HIGHLIGHTS (cont’d)

Target 2025 Allocation Portfolio

	Class B
	Year Ended December 31,
	2019		2018		2017		2016	2015
Net asset value, beginning of year	$10.21		$11.35		$9.97		$9.42	$9.87

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.19		0.16		0.15		0.14	0.12
Net realized and unrealized gain (loss)	1.78		(0.85)		1.39		0.55	(0.32)

Total from investment operations	1.97		(0.69)		1.54		0.69	(0.20)

Less distributions:
Dividends from net investment income	(0.19)		(0.19)		(0.16)		(0.14)	(0.12)
Distributions from net realized gains	(0.43)		(0.26)		—		—	(0.13)

Total dividends and distributions	(0.62)		(0.45)		(0.16)		(0.14)	(0.25)

Net asset value, end of year	$11.56		$10.21		$11.35		$9.97	$9.42

Total return	19.47%		(6.15)%		15.41%		7.34%	(1.98)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$123,872		$98,100		$103,688		$76,579	$69,065
Ratio of expenses to average net assets:
After waivers(f)	0.57	%(j)	0.57	%(j)	0.56	%(j)	0.59%	0.60%
Before waivers(f)	0.59%		0.58%		0.59%		0.61%	0.60%
Ratio of net investment income (loss) to average net assets:
After waivers(f)(x)	1.66%		1.44%		1.37%		1.48%	1.21%
Before waivers(f)(x)	1.65%		1.42%		1.34%		1.46%	1.20%
Portfolio turnover rate^	16%		17%		14%		16%	22%

	Class K
	Year Ended December 31,
	2019		2018		2017		2016	2015
Net asset value, beginning of year	$10.21		$11.35		$9.97		$9.41	$9.87

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.19		0.17		0.17		0.15	0.14
Net realized and unrealized gain (loss)	1.80		(0.83)		1.39		0.58	(0.32)

Total from investment operations	1.99		(0.66)		1.56		0.73	(0.18)

Less distributions:
Dividends from net investment income	(0.22)		(0.22)		(0.18)		(0.17)	(0.15)
Distributions from net realized gains	(0.43)		(0.26)		—		—	(0.13)

Total dividends and distributions	(0.65)		(0.48)		(0.18)		(0.17)	(0.28)

Net asset value, end of year	$11.55		$10.21		$11.35		$9.97	$9.41

Total return	19.64%		(5.89)%		15.68%		7.73%	(1.84)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$51,085		$49,630		$69,812		$59,651	$59,886
Ratio of expenses to average net assets:
After waivers(f)	0.32	%(j)	0.32	%(j)	0.31	%(j)	0.34%	0.35%
Before waivers(f)	0.34%		0.33%		0.34%		0.36%	0.35%
Ratio of net investment income (loss) to average net assets:
After waivers(f)(x)	1.73%		1.46%		1.59%		1.61%	1.43%
Before waivers(f)(x)	1.71%		1.44%		1.56%		1.59%	1.42%
Portfolio turnover rate^	16%		17%		14%		16%	22%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.10% for Class B and 0.85% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

FINANCIAL HIGHLIGHTS (cont’d)

Target 2035 Allocation Portfolio

	Class B
	Year Ended December 31,
	2019		2018		2017		2016	2015
Net asset value, beginning of year	$10.67		$11.83		$10.18		$9.56	$10.04

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.19		0.17		0.15		0.14	0.12
Net realized and unrealized gain (loss)	2.17		(1.01)		1.66		0.62	(0.32)

Total from investment operations	2.36		(0.84)		1.81		0.76	(0.20)

Less distributions:
Dividends from net investment income	(0.19)		(0.18)		(0.16)		(0.14)	(0.13)
Distributions from net realized gains	(0.32)		(0.14)		—		—	(0.15)

Total dividends and distributions	(0.51)		(0.32)		(0.16)		(0.14)	(0.28)

Net asset value, end of year	$12.52		$10.67		$11.83		$10.18	$9.56

Total return	22.28%		(7.14)%		17.78%		7.94%	(1.98)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$131,599		$95,353		$93,665		$70,609	$61,678
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.59	%(j)	0.59	%(j)	0.58	%(j)	0.59%	0.60%
Before waivers and reimbursements(f)	0.60%		0.61%		0.62%		0.65%	0.65%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)(x)	1.61%		1.41%		1.31%		1.46%	1.24%
Before waivers and reimbursements(f)(x)	1.60%		1.39%		1.27%		1.40%	1.19%
Portfolio turnover rate^	8%		12%		9%		10%	19%

	Class K
	Year Ended December 31,
	2019		2018		2017		2016	2015
Net asset value, beginning of year	$10.67		$11.83		$10.18		$9.55	$10.04

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.19		0.16		0.17		0.16	0.14
Net realized and unrealized gain (loss)	2.20		(0.97)		1.67		0.64	(0.33)

Total from investment operations	2.39		(0.81)		1.84		0.80	(0.19)

Less distributions:
Dividends from net investment income	(0.22)		(0.21)		(0.19)		(0.17)	(0.15)
Distributions from net realized gains	(0.32)		(0.14)		—		—	(0.15)

Total dividends and distributions	(0.54)		(0.35)		(0.19)		(0.17)	(0.30)

Net asset value, end of year	$12.52		$10.67		$11.83		$10.18	$9.55

Total return	22.57%		(6.88)%		18.05%		8.32%	(1.83)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$30,798		$28,917		$36,972		$31,598	$28,494
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.34	%(j)	0.34	%(j)	0.33	%(j)	0.34%	0.35%
Before waivers(f)	0.35%		0.35%		0.37%		0.40%	0.40%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)(x)	1.63%		1.38%		1.50%		1.67%	1.41%
Before waivers(f)(x)	1.63%		1.36%		1.46%		1.61%	1.36%
Portfolio turnover rate^	8%		12%		9%		10%	19%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.10% for Class B and 0.85% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

FINANCIAL HIGHLIGHTS (cont’d)

Target 2045 Allocation Portfolio

	Class B
	Year Ended December 31,
	2019		2018		2017		2016	2015
Net asset value, beginning of year	$10.69		$11.93		$10.10		$9.42	$9.93

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.19		0.16		0.14		0.14	0.13
Net realized and unrealized gain (loss)	2.39		(1.10)		1.85		0.68	(0.34)

Total from investment operations	2.58		(0.94)		1.99		0.82	(0.21)

Less distributions:
Dividends from net investment income	(0.19)		(0.18)		(0.16)		(0.14)	(0.13)
Distributions from net realized gains	(0.36)		(0.12)		—		—	(0.17)

Total dividends and distributions	(0.55)		(0.30)		(0.16)		(0.14)	(0.30)

Net asset value, end of year	$12.72		$10.69		$11.93		$10.10	$9.42

Total return	24.32%		(7.97)%		19.71%		8.65%	(2.18)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$114,928		$82,506		$82,083		$61,361	$51,847
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.60	%(j)	0.59	%(j)	0.58	%(j)	0.59%	0.60%
Before waivers and reimbursements(f)	0.62%		0.64%		0.66%		0.70%	0.73%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)(x)	1.56%		1.34%		1.29%		1.45%	1.29%
Before waivers and reimbursements(f)(x)	1.53%		1.29%		1.22%		1.35%	1.16%
Portfolio turnover rate^	6%		8%		8%		6%	16%

	Class K
	Year Ended December 31,
	2019		2018		2017		2016	2015
Net asset value, beginning of year	$10.68		$11.92		$10.09		$9.41	$9.92

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.19		0.16		0.16		0.16	0.15
Net realized and unrealized gain (loss)	2.42		(1.07)		1.86		0.68	(0.34)

Total from investment operations	2.61		(0.91)		2.02		0.84	(0.19)

Less distributions:
Dividends from net investment income	(0.22)		(0.21)		(0.19)		(0.16)	(0.15)
Distributions from net realized gains	(0.36)		(0.12)		—		—	(0.17)

Total dividends and distributions	(0.58)		(0.33)		(0.19)		(0.16)	(0.32)

Net asset value, end of year	$12.71		$10.68		$11.92		$10.09	$9.41

Total return	24.62%		(7.71)%		20.00%		8.93%	(1.94)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$14,413		$13,597		$17,270		$14,100	$12,059
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.35	%(j)	0.34	%(j)	0.34	%(j)	0.34%	0.35%
Before waivers and reimbursements(f)	0.37%		0.39%		0.41%		0.45%	0.48%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)(x)	1.56%		1.35%		1.47%		1.65%	1.47%
Before waivers and reimbursements(f)(x)	1.54%		1.30%		1.40%		1.55%	1.34%
Portfolio turnover rate^	6%		8%		8%		6%	16%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.10% for Class B and 0.85% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

FINANCIAL HIGHLIGHTS (cont’d)

Target 2055 Allocation Portfolio

	Class B
	Year Ended December 31,							May 1, 2015* to December 31, 2015
	2019		2018		2017		2016
Net asset value, beginning of period	$10.10		$11.25		$9.36		$9.24	$10.00

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.20		0.18		0.17		0.24	0.28
Net realized and unrealized gain (loss)	2.50		(1.16)		1.87		0.63 †	(0.90)

Total from investment operations	2.70		(0.98)		2.04		0.87	(0.62)

Less distributions:
Dividends from net investment income	(0.17)		(0.17)		(0.15)		(0.11)	(0.13)
Distributions from net realized gains	—		—		—		(0.64)	(0.01)

Total dividends and distributions	(0.17)		(0.17)		(0.15)		(0.75)	(0.14)

Net asset value, end of period	$12.63		$10.10		$11.25		$9.36	$9.24

Total return(b)	26.75%		(8.74)%		21.78%		9.46%	(6.19)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$30,814		$15,557		$9,334		$3,787	$711
Ratio of expenses to average net assets:
After waivers and reimbursements(a)(f)	0.59	%(j)	0.58	%(j)	0.57	%(j)	0.59%	0.60%
Before waivers and reimbursements(a)(f)	0.88%		1.06%		1.41%		2.06%	0.86%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(a)(f)(x)	1.68%		1.57%		1.64%		2.57%	4.39	%(l)
Before waivers and reimbursements(a)(f)(x)	1.39%		1.10%		0.79%		1.10%	4.13	%(l)
Portfolio turnover rate(z)^	28%		4%		5%		33%	1%

	Class K
	Year Ended December 31,							May 1, 2015* to December 31, 2015
	2019		2018		2017		2016
Net asset value, beginning of period	$10.10		$11.26		$9.36		$9.24	$10.00

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	(0.01)		0.16		0.15		0.07	0.14
Net realized and unrealized gain (loss)	2.74		(1.13)		1.92		0.82 †	(0.74)

Total from investment operations	2.73		(0.97)		2.07		0.89	(0.60)

Less distributions:
Dividends from net investment income	(0.20)		(0.19)		(0.17)		(0.13)	(0.15)
Distributions from net realized gains	—		—		—		(0.64)	(0.01)

Total dividends and distributions	(0.20)		(0.19)		(0.17)		(0.77)	(0.16)

Net asset value, end of period	$12.63		$10.10		$11.26		$9.36	$9.24

Total return(b)	27.03%		(8.57)%		22.17%		9.73%	(6.03)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$852		$6,515		$7,111		$5,486	$28,262
Ratio of expenses to average net assets:
After waivers and reimbursements(a)(f)	0.34	%(j)	0.33	%(j)	0.32	%(j)	0.34%	0.35%
Before waivers and reimbursements(a)(f)	0.63%		0.80%		1.15%		1.26%	0.57%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(a)(f)(x)	(0.07)%		1.36%		1.45%		0.83%	2.17	%(l)
Before waivers and reimbursements(a)(f)(x)	(0.37)%		0.89%		0.62%		(0.09)%	1.95	%(l)
Portfolio turnover rate(z)^	28%		4%		5%		33%	1%

FINANCIAL HIGHLIGHTS (cont’d)

*	Commencement of Operations.
†

The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.10% for Class B and 0.85% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

If you would like more information about the Portfolios, the following documents (including a copy of this Prospectus) are available at the Trust’s website:  www.equitable-funds.com, free of charge.

Annual and Semi-Annual Reports — Include more information about the Portfolios’ investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that significantly affected the portfolios’ performance during the most recent fiscal period.

Statement of Additional Information (SAI) — Provides more detailed information about the Portfolios, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the Portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the Portfolios’ SAI, which is available on the Portfolios’ website.

To order a free copy of the Portfolios’ SAI and/or Annual and Semi-Annual Report, request other information about a Portfolio, or make other shareholder inquiries, contact your financial professional, or the Portfolios at:

EQ Premier VIP Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

Your financial professional or EQ Premier VIP Trust will also be happy to answer your questions or to provide any additional information that you may require.

Reports and other information about the Portfolios are available on the EDGAR database on the SEC’s Internet site at

http://www.sec.gov

Investors may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov

Each business day, the Portfolios’ net asset values are transmitted electronically to insurance companies that use the Portfolios as underlying investment options for Contracts.

EQ Premier VIP Trust

(Investment Company Act File No. 811-10509)

©  2020 EQ Premier VIP Trust

EQ PREMIER VIP TRUST*

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2020

Class A, Class B and Class K Shares

EQ/Conservative Allocation Portfolio+

EQ/Conservative-Plus Allocation Portfolio+

EQ/Moderate Allocation Portfolio+

EQ/Moderate-Plus Allocation Portfolio+

EQ/Aggressive Allocation Portfolio+

CharterSM Conservative Portfolio+++**

CharterSM Moderate Portfolio+++**

CharterSM Moderate Growth Portfolio+++**

CharterSM Growth Portfolio+++**

CharterSM Aggressive Growth Portfolio+++**

CharterSM Small Cap Growth Portfolio+**

CharterSM Small Cap Value Portfolio+**

Target 2015 Allocation Portfolio+

Target 2025 Allocation Portfolio+

Target 2035 Allocation Portfolio++

Target 2045 Allocation Portfolio++

Target 2055 Allocation Portfolio++

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus for the EQ Premier VIP Trust (“Trust”) dated May 1, 2020, as it may be supplemented from time to time (the “Prospectus”), which may be obtained without charge by calling AXA Equitable Life Insurance Company (“AXA Equitable”) toll free at 1-877-222-2144 or writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

The Trust’s audited financial statements for the year ended December 31, 2019, including the financial highlights, appearing in the Trust’s Annual Report to Shareholders (available without charge upon request by calling toll-free 1-877-222-2144), filed electronically with the Securities and Exchange Commission (“SEC”) on March 3, 2020 (File No. 811-10509), are incorporated by reference and made a part of this document.

+	The Trust offers Class A, Class B and Class K shares of this Portfolio.
++	The Trust offers only Class B and Class K shares of this Portfolio.
+++	The Trust offers only Class B shares of this Portfolio.
*	Effective May 1, 2020, the designation “EQ” replaced the former designation “AXA” in the Trust’s name.
**

Shareholders of the CharterSM Allocation Portfolios have been asked to approve Agreements and Plans of Reorganization and Termination, whereby, effective early to mid-June 2020, the CharterSM Conservative Portfolio would be merged into the EQ/Conservative Allocation Portfolio, a series of the Trust; the CharterSM Moderate Portfolio, CharterSM Moderate Growth Portfolio, CharterSM Growth Portfolio, and CharterSM Aggressive Growth Portfolio would be merged into the EQ/All Asset Growth Allocation Portfolio (formerly known as the All Asset Growth-Alt 20 Portfolio), a series of EQ Advisors Trust, also managed by FMG LLC; the CharterSM Small Cap Growth Portfolio would be merged into the EQ/Morgan Stanley Small Cap Growth Portfolio, a series of EQ Advisors Trust, also managed by FMG LLC; and the CharterSM Small Cap Value Portfolio would be merged into the 1290 VT Small Cap Value Portfolio, a series of EQ Advisors Trust, also managed by FMG LLC.

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DESCRIPTION OF THE TRUST

EQ Premier VIP Trust (the “Trust”) is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized as a Delaware statutory trust on October 2, 2001. (See “Other Information”). Effective May 1, 2020, the Trust’s name changed from AXA Premier VIP Trust to EQ Premier VIP Trust.

AXA Equitable Funds Management Group, LLC (the “Adviser” or “FMG LLC”) serves as the investment manager for the Trust.

The Trust currently offers three classes of shares, Class A, Class B and Class K, on behalf of ten (10) diversified portfolios, two classes of shares, Class B and Class K, on behalf of three (3) diversified portfolios and one class of shares, Class B, on behalf of five (5) diversified portfolios. The Trust’s Board of Trustees (“Board”) is permitted to create additional portfolios or classes. The assets of the Trust received for the issue or sale of shares of each of its portfolios and all income, earnings, profits and proceeds thereof, subject to the rights of creditors, are allocated to such portfolio, and constitute the assets of such portfolio. The assets of each portfolio of the Trust are charged with the liabilities and expenses attributable to such portfolio, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust are allocated between or among any one or more of its portfolios or classes. This SAI contains information with respect to shares of the seventeen (17) portfolios listed below (each, a “Portfolio” and collectively, the “Portfolios”).

EQ/Conservative Allocation Portfolio

EQ/Conservative-Plus Allocation Portfolio

EQ/Moderate Allocation Portfolio

EQ/Moderate-Plus Allocation Portfolio

EQ/Aggressive Allocation Portfolio

(collectively, the “EQ Allocation Portfolios”)

CharterSM Conservative Portfolio

CharterSM Moderate Portfolio

CharterSM Moderate Growth Portfolio

CharterSM Growth Portfolio

CharterSM Aggressive Growth Portfolio

CharterSM Small Cap Growth Portfolio

CharterSM Small Cap Value Portfolio

(collectively, the “Charter Allocation Portfolios”)

Target 2015 Allocation Portfolio

Target 2025 Allocation Portfolio

Target 2035 Allocation Portfolio

Target 2045 Allocation Portfolio

Target 2055 Allocation Portfolio

(collectively, the “Target Allocation Portfolios”)

Class K shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class A and Class B shares are offered at net asset value and are subject to fees imposed under distribution plans adopted pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Distribution Plans”). Each class of shares is offered under the Trust’s multi-class distribution system, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust’s multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class bears its “Class Expenses”; (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each

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class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges, although exchange privileges are not currently contemplated; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as “Class Expenses” by the Board under the Trust’s multiple-class plan pursuant to Rule 18f-3 under the 1940 Act are currently limited to payments made to the Distributor, as defined later in this SAI, for the Class A and Class B shares pursuant to the Rule 12b-1 Distribution Plans.

The Trust’s shares may be sold to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (collectively, “Contracts”) issued or to be issued by AXA Equitable or other affiliated or unaffiliated insurance companies and, to the extent permitted by applicable law, to tax-qualified retirement plans. Shares of each Portfolio also may be sold to any other person who may hold such shares and not preclude a separate account that invests in the Portfolio from using a certain “look-through” rule set forth in the Internal Revenue Code of 1986, as amended (“Code”), and the regulations thereunder, described in the section of this SAI entitled “Taxation.” Class K shares of the Portfolios are sold only to other Portfolios of the Trust, portfolios of EQ Advisors Trust and certain group annuity and tax-qualified retirement plans.

The Trust does not currently foresee any disadvantage to Contract owners arising from offering the Trust’s shares to separate accounts of insurance companies that are unaffiliated with one another or to the 401(k) plan sponsored by AXA Equitable (the “Equitable Plan”) or other tax-qualified retirement plans. However, it is theoretically possible that the interests of owners of various Contracts participating in the Trust through separate accounts or the Equitable Plan or other tax-qualified retirement plan participants might at some time be in conflict. In the case of a material irreconcilable conflict, one or more separate accounts or the Equitable Plan or other tax-qualified retirement plan might withdraw its investments in the Trust, which might force the Trust to sell portfolio securities at disadvantageous prices. The Board will monitor the Portfolios for the existence of any material irreconcilable conflicts between or among such separate accounts, the Equitable Plan and other tax-qualified retirement plans and will take whatever remedial action may be necessary.

Each Portfolio is classified as a “diversified” portfolio under the 1940 Act. Currently under the 1940 Act, a diversified portfolio may not, with respect to 75% of its total assets, invest in a security if, as a result of such investment, more than 5% of the portfolio’s total assets would be invested in the securities of any one issuer or the portfolio would hold more than 10% of the outstanding voting securities of any one issuer. These percentage limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies. With respect to the remaining 25% of its total assets, a diversified portfolio may invest more than 5% of its total assets in the securities of one issuer. Repurchase agreements will not be considered to be subject to the above-stated 5% limitation if the collateral underlying the repurchase agreements consists exclusively of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. In addition, mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company. The 1940 Act provides that a portfolio may not change its classification from diversified to non-diversified unless authorized by the vote of a majority of the outstanding voting securities of the portfolio.

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TRUST INVESTMENT POLICIES

Fundamental Restrictions

Each Portfolio has adopted certain investment restrictions that are fundamental and may not be changed without approval by a “majority” vote of such Portfolio’s shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such Portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such Portfolio.

Set forth below are each of the fundamental restrictions adopted by each of the Portfolios.

Each Portfolio will not:

(1) issue senior securities to the extent such issuance would violate the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

(2) borrow money, except as permitted under the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

(3) engage in the business of underwriting securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be deemed to be an underwriting or as otherwise permitted by the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

(4) concentrate its investments in a particular industry or group of industries, as the term “concentration” is used in the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

(5) purchase or sell real estate, except that the Portfolio may purchase and sell securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Portfolio may purchase and sell real estate acquired as a result of the ownership of securities or other instruments.

(6) purchase or sell physical commodities to the extent prohibited by the 1940 Act and other applicable laws, and the rules thereunder, as interpreted or modified by regulatory authorities having jurisdiction from time to time, and any applicable exemptive relief.

(7) make loans to other persons to the extent prohibited by the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

Notations Regarding the Portfolios’ Fundamental Restrictions

Each Portfolio’s fundamental restrictions are written and will be interpreted broadly. From time to time, the Securities and Exchange Commission (“SEC”) and members of its staff, and others, issue formal or informal views on various provisions of the 1940 Act and the rules thereunder, including through no-action letters and exemptive orders. For flexibility, each Portfolio’s fundamental restrictions will be interpreted with regard to these interpretations or modifications, as they are given from time to time. Therefore, it is possible that the interpretation of a Portfolio’s fundamental restrictions could change in the future.

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The following notations are not considered to be part of a Portfolio’s fundamental restrictions and are subject to change without shareholder approval.

Senior Securities and Borrowing    (notations regarding the fundamental restrictions set forth in (1) and (2) above)

“Senior securities” generally are obligations that have a priority over a portfolio’s shares with respect to the distribution of portfolio assets or the payment of dividends. Borrowings are viewed as involving the creation of a senior security. Under the 1940 Act, an open-end fund currently may not issue senior securities, except that a portfolio is permitted to borrow money in an amount not in excess of 33 1/3% of the portfolio’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, and except that a portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes, such as clearance of portfolio transactions and share redemptions. Any Portfolio borrowings that come to exceed these amounts will be reduced in accordance with applicable law. SEC staff guidance and interpretations, however, permit a portfolio, provided certain conditions are met, to engage in a number of types of transactions that might otherwise be considered to create senior securities. For purposes of each Portfolio’s fundamental restrictions, provided such conditions are met, short sale transactions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of other financial contracts or derivative instruments such as swaps, options, futures, forward and spot currency contracts and collateral and segregation arrangements with respect thereto, and deposits of margin will not be deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

Underwriting    (notations regarding the fundamental restriction set forth in (3) above)

A portfolio engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an “underwriter” under certain federal securities laws. Although it is not believed that the application of the federal securities laws so described would cause the Portfolios to be engaged in the business of underwriting, the fundamental restriction will be interpreted not to prevent the Portfolios from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether a Portfolio may be considered to be within the technical definition of an underwriter under the federal securities laws or is otherwise engaged in the underwriting business to the extent permitted under applicable law.

Concentration    (notations with respect to the fundamental restriction set forth in (4) above)

While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC staff has taken the position that investment of 25% or more of a portfolio’s total assets in one or more issuers conducting their principal business activities in the same industry or group of industries constitutes concentration. The fundamental restriction does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or obligations the interest on which is excludable from gross income for federal income tax purposes issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing. Private activity municipal securities are not included within the exclusion for political subdivisions. In addition, investments in other investment companies are not considered an investment in any particular industry for purposes of the fundamental restriction. Industries generally are determined by reference to the classifications of industries set forth in the Portfolios’ shareholder reports. With respect to each Portfolio’s investments in options, futures, swaps and other derivative transactions, industries may be determined by reference to the industry of the reference asset. Each Portfolio may invest in securities of other investment companies or investment vehicles that may concentrate their assets in one or more industries. Each Portfolio may consider the concentration of such investment companies and investment vehicles in determining compliance with the fundamental restriction.

Commodities    (notations with respect to the fundamental restriction set forth in (6) above)

The 1940 Act generally does not prohibit a portfolio from investing in commodities or commodity-related instruments. A portfolio is, however, limited in the amount of illiquid assets it may purchase, and certain commodities, especially physical commodities, may be considered to be illiquid. Each Portfolio may purchase

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or sell currencies and securities or other instruments backed by physical commodities and may purchase, sell or enter into options, futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments, including commodity-linked derivative instruments. Each Portfolio may, consistent with the fundamental restriction, transact in securities of exchange-traded funds (“ETFs”) or similar instruments that provide exposure to physical commodities. A Portfolio will not qualify as a “regulated investment company” under Section 851(a) of the Code (a “RIC”) in any taxable year, however, for which more than 10% of its gross income consists of certain “non-qualifying” income, which includes gains from selling physical commodities (or options or futures contracts thereon unless the gain is realized from certain hedging transactions). To remain within that limitation, a Portfolio may need to limit its purchases of commodity-related investments that generate non-qualifying income, hold such an investment to avoid realizing non-qualifying income, sell such an investment at a loss, or take other actions, such as sell other investments, when for investment reasons it would not otherwise do so. A Portfolio would not intend to sell commodity-related investments when doing so would cause it to fail to qualify as a RIC.

Loans    (notations with respect to the fundamental restriction set forth in (7) above)

The fundamental restriction allows each Portfolio to engage in all forms of lending (including loans of cash and portfolio securities) — and thus become a creditor — to the full extent permitted under the 1940 Act and related interpretations, as in effect from time to time. For purposes of the fundamental restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments and repurchase agreements will not be considered the making of a loan. In addition, the fundamental restriction would allow each Portfolio to engage in interfund lending, subject to SEC approval of an exemptive application. Interfund lending would allow each Portfolio to temporarily lend cash to another portfolio, subject to certain conditions of the exemptive relief. An interfund borrowing and lending program may provide the opportunity for a borrowing portfolio to pay an interest rate lower than what would be typically available from a bank, and the opportunity for a lending portfolio to receive an interest rate higher than what could be typically expected from investing cash in short-term instruments for cash management purposes. While the Portfolios have not applied for interfund lending relief, they may do so in the future.

Non-Fundamental Restrictions

The following investment restrictions generally apply to each Portfolio but are not fundamental. They may be changed for any Portfolio by the Board and without a vote of that Portfolio’s shareholders.

A Portfolio will not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities as such term is defined by Rule 22e-4 of the 1940 Act. If, through a change in values, net assets, or other circumstances, a Portfolio were in a position where more than 15% of its net assets were invested in illiquid securities, the Portfolio, in accordance with Rule 22e-4(b)(1)(iv), will report the occurrence to both the Board and the SEC and take steps to bring the aggregate amount of illiquid investments back within the prescribed limitation within a reasonable period of time.

A Portfolio will not invest more than 15% of its net assets in collateralized debt obligations or non-agency collateralized mortgage obligations.

If shares of a Portfolio are purchased by another portfolio in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Portfolio are held by such portfolio, the Portfolio will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

A Portfolio may, notwithstanding any fundamental or non-fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Portfolio.

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Each of CharterSM Small Cap Growth Portfolio and CharterSM Small Cap Value Portfolio has a policy regarding how at least 80% of its assets will be invested, and neither Portfolio may change its respective policy without giving at least sixty (60) days’ written notice to its shareholders to the extent required by SEC rules.

INVESTMENT STRATEGIES AND RISKS

Each EQ Allocation Portfolio operates under a “fund of funds” structure under which the Portfolio invests substantially all of its assets in securities of other investment companies (“Underlying Portfolios”) managed by the Adviser. Each Charter Allocation Portfolio operates under a “fund of funds” structure under which the Portfolio invests substantially all of its assets in Underlying Portfolios that are managed by the Adviser or by investment managers other than the Adviser, and in exchange-traded securities of other investment companies or investment vehicles (“ETFs”). Each Target Allocation Portfolio operates under a “fund of funds” structure under which the Portfolio invests substantially all of its assets in Underlying Portfolios that are managed by the Adviser. In addition to bearing directly the fees associated with an EQ Allocation Portfolio, a Charter Allocation Portfolio or a Target Allocation Portfolio, an investor in one of these Portfolios will bear indirectly the fees of the Underlying Portfolios or ETFs in which the EQ Allocation Portfolio, Charter Allocation Portfolio or Target Allocation Portfolio invests. In addition, the performance of each EQ Allocation Portfolio, Charter Allocation Portfolio and Target Allocation Portfolio is directly related to the ability of the Underlying Portfolios or ETFs to meet their respective investment objectives, as well as the Adviser’s allocation among the Underlying Portfolios or ETFs. Accordingly, each EQ Allocation Portfolio’s, Charter Allocation Portfolio’s and Target Allocation Portfolio’s investment performance will be influenced by the investment strategies of, and the risks and fees associated with, the Underlying Portfolios or ETFs, in direct proportion to the amount of assets each EQ Allocation Portfolio, Charter Allocation Portfolio and Target Allocation Portfolio allocates to the Underlying Portfolios or ETFs utilizing such strategies.

A summary of the investment objectives, strategies and risks of certain of the Underlying Portfolios and ETFs in which the EQ Allocation Portfolios, Charter Allocation Portfolios and Target Allocation Portfolios may invest is included in the Prospectus for the Trust dated May 1, 2020. A description of typical investment strategies or instruments that may apply to the Underlying Portfolios and ETFs is included in the section below. (Unless otherwise noted, references to “a portfolio” or “portfolios” in the section below may refer to the Underlying Portfolios or ETFs.) For additional information about Underlying Portfolios that are series of EQ Advisors Trust, please see the prospectuses and statement of additional information of EQ Advisors Trust (1940 Act File No. 811-07953) dated May 1, 2020, as may be supplemented from time to time. For additional information about Underlying Portfolios that are series of 1290 Funds, please see the prospectus and statement of additional information of 1290 Funds (1940 Act File No. 811-22959) dated March 1, 2020, as may be supplemented from time to time. For additional information about Underlying Portfolios that are managed by other investments managers, and about ETFs, please see their respective prospectuses and statements of additional information, which are required to be filed electronically with the SEC and may be obtained from its website (www.sec.gov), and in many cases are available from the respective websites associated with those Underlying Portfolios or ETFs.

The EQ Allocation Portfolios, Charter Allocation Portfolios and Target Allocation Portfolios may have exposure to the investment strategies, instruments or practices, and their associated risks, described below either directly or indirectly through an underlying investment.

Asset-Backed Securities.    Certain of the portfolios may invest in asset-backed securities. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities can also be collateralized by a single asset (e.g., a loan to a specific corporation). Asset-backed securities that represent an interest in a pool of assets provide greater credit diversification than those representing an interest in a single asset. Asset-backed securities may include securities backed by pools of loans made to borrowers with blemished credit histories (“subprime” loans). The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with respect to the borrower’s credit standing

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and repayment history. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Certain collateral may be difficult to locate in the event of default, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. In the case of automobile loans, most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If a portfolio purchases asset-backed securities that are “subordinated” to other interests in the same pool of assets, the portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. The subordinated securities may be more illiquid and less stable than other asset-backed securities.

The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates and generally is higher in the case of asset pools that include subprime assets.

Asset-backed securities may be subject to interest rate risk and prepayment risk. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a portfolio reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer-term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter-term securities, maturity extension risk could increase the volatility of a portfolio.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, a portfolio’s manager or sub-adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Bonds.    Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other

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issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns.

Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a portfolio’s investments in bonds. If interest rates move sharply in a manner not anticipated by a portfolio’s management, the portfolio’s investments in bonds could be adversely affected. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Duration is a measure of a bond’s price sensitivity to a change in its yield. The change in the value of a fixed income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has a 5-year duration and its yield rises 1%, the bond’s value is likely to fall about 5%. Similarly, if a bond portfolio has a 5-year average duration and the yield on each of the bonds held by the portfolio rises 1%, the portfolio’s value is likely to fall about 5%. For portfolios with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond portfolio’s performance and share price. Accordingly, a bond portfolio’s actual performance will likely differ from the example. During periods of rising interest rates, the average life of certain bonds is extended because of slower than expected principal payments. This may lock in a below-market interest rate and extend the duration of these bonds, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk.

Credit risk is the risk that an issuer will not make timely payments of principal and interest on the bond. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a portfolio’s investment in that issuer.

Collateralized Debt Obligations.    Certain of the portfolios may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs, and other CDOs are types of asset-backed securities. A CBO is ordinarily issued by a trust or other special purpose entity (“SPE”) and is typically backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, overcollateralization or bond insurance, such enhancement may not always be present, and may fail to protect a portfolio against the risk of loss upon default of the collateral. Certain CDO issuers may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CBOs, CLOs and other CDOs may charge management fees and administrative expenses, which are in addition to those of a portfolio.

For CBOs, CLOs and other CDOs, the cash flows from the trust or SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust, CLO trust or trust of another CDO typically has higher ratings and lower yields

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than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO can be significant and depend largely on the type of the collateral securities and the class of the instrument in which a portfolio invests. Normally, CDOs are privately offered and sold, and thus, are not registered under the securities laws.

As a result, investments in CDOs may be characterized by the portfolios as illiquid securities; but an active dealer market may exist for CDOs allowing them to qualify as Rule 144A (under the Securities Act of 1933, as amended (“1933 Act”)) transactions. In addition to the normal risks associated with fixed income securities and asset-backed securities discussed elsewhere in this SAI and the portfolios’ Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default or be downgraded if rated by a rating agency; (iii) the portfolios may invest in tranches of CDOs that are subordinate to other classes; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; (v) the investment return achieved by a portfolio could be significantly different from return predicted by financial models; and (vi) the lack of a readily available secondary market for CDOs.

Convertible Securities.    Certain of the portfolios may invest in convertible securities, including both convertible debt and convertible preferred stock. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible fixed income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by interest rate changes, with investment values declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. To the extent a portfolio invests in securities that may be considered “enhanced” convertible securities, some or all of these risks may be more pronounced.

Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion

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feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a portfolio is called for redemption, the portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet. Investments by certain of the portfolios in convertible debt securities are not subject to any ratings restrictions, although the manager, or each sub-adviser, as applicable, will consider such ratings, and any changes in such ratings, in its determination of whether a portfolio should invest and/or continue to hold the securities.

Contingent Convertible Securities.    Contingent convertible securities (“CoCos”) have equity and debt characteristics. A CoCo is typically issued by a non-U.S. bank and, upon the occurrence of a specified trigger event, may be (i) convertible into equity securities of the issuer at a predetermined share price; or (ii) written down in liquidation value. Trigger events are identified in the document’s requirements. CoCos are designed to behave like bonds in times of economic health yet absorb losses when the trigger event occurs.

With respect to CoCos that provide for conversion of the CoCo into common shares of the issuer in the event of a trigger event, the conversion would deepen the subordination of the investor, subjecting a portfolio to a greater risk of loss in the event of bankruptcy. In addition, because the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all). With respect to CoCos that provide for the write-down in liquidation value of the CoCo in the event of a trigger event, it is possible that the liquidation value of the CoCo may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital levels below a specified threshold, the liquidation value of the CoCo may be reduced in whole or in part. The write-down of the CoCo’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the CoCo is based on par value. Coupon payments on CoCos may be discretionary and may be canceled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.

CoCos are subject to the credit, interest rate, high yield securities, foreign securities and market risks associated with bonds and equity securities, and to the risks specified to convertible securities in general. They are also subject to other specific risks. CoCos typically are structurally subordinated to traditional convertible bonds in the issuer’s capital structure, which increases the risk that a portfolio may experience a loss. In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. CoCos are generally speculative and the prices of CoCos may be volatile. There is no guarantee that a portfolio will receive return of principal on CoCos.

Credit and Liquidity Enhancements.    Certain of the portfolios may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit a portfolio to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause

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losses to a portfolio and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a portfolio to use them when the portfolio wishes to do so.

Cybersecurity Issues.    With the increased use of technologies such as the Internet to conduct business, each portfolio is susceptible to operational, information security and related risks, including potential damage to computer systems (including shareholder computer systems). Operational risks include processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology errors or malfunctions, changes in personnel, and errors caused by a portfolio’s adviser, sub-adviser(s), third-party service providers or counterparties. The portfolios attempt to mitigate such risks; however, it is not possible to identify all of the risks that may affect a portfolio.

In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cybersecurity failures or breaches by a portfolio’s adviser, sub-adviser(s) and other service providers (including, but not limited to, portfolio accountants, custodians, transfer agents and administrators), and the issuers of securities in which the portfolios invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a portfolio’s ability to calculate its net asset value, impediments to trading, the inability of portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the portfolios have established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. There is also a risk that cyber attacks are not detected. Furthermore, the portfolios cannot control the cybersecurity plans and systems put in place by service providers to the portfolios and issuers in which the portfolios invest. In certain situations, the portfolios, an adviser, a sub-adviser, or a service provider may be required to comply with law enforcement in responding to a cyber security incident, which may prevent the portfolios from fully implementing their cybersecurity plans and systems, and (in certain situations) may result in additional information loss or damage. The portfolios and their shareholders could be negatively impacted as a result.

Depositary Receipts.    Depositary receipts represent ownership interests in securities of foreign companies (an “underlying issuer”) that have been deposited with a bank or trust and that trade on an exchange or over-the-counter. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and other types of depositary receipts (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. EDRs, which are sometimes called Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks or trust companies, that evidence ownership of either foreign or domestic underlying securities. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts generally are subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored

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Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose information that is, in the U.S., considered material. Therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts may be less liquid or may trade at a lower price than the securities of the underlying issuer. For purposes of a portfolio’s investment policies, its investment in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

Derivatives.    Certain portfolios may use a variety of financial instruments that derive their value from the value of one or more underlying assets, reference rates or indices (“Derivative Instruments”), including certain options, futures contracts and swap transactions. A portfolio may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, a portfolio’s use of these instruments will place at risk a smaller portion of its assets. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments below.

A portfolio might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If a portfolio manager is incorrect in his or her judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, a portfolio may have lower net income and a net loss on the investment. Losses on certain instruments are potentially unlimited.

For purposes of its investment policies and restrictions, a portfolio may value Derivative Instruments at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value), or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). The manner in which certain securities or other instruments are valued by a portfolio for purposes of applying its investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

There have been numerous recent legislative and regulatory initiatives to implement a new regulatory framework for the derivatives markets.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), enacted in 2010, initiated a dramatic revision of the U.S. financial regulatory framework and covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; rules for derivatives clearing and trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and federal requirements for residential mortgage loans. Although many of the implementing regulations mandated by the Dodd-Frank Act have been finalized, various U.S. Government entities, including the Commodity Futures Trading Commission (“CFTC”) and the SEC, are in the process of adopting and implementing additional regulations governing derivatives markets required by, among other things, the Dodd-Frank Act.

The statutory provisions of the Dodd-Frank Act significantly changed in several respects the ways in which investment products are marketed, sold, settled (or “cleared”) or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Certain swaps have been and other swaps may be mandated for central clearing under the Dodd-Frank Act, which likely will require technological and other changes to the operations of registered investment companies and the market in which they will trade. Central clearing also entails the use of assets of a registered investment company to satisfy margin calls, and this may have an effect on the performance of such a fund. The regulators have not yet issued final regulations implementing clearing mandates for all standardized swaps. The banking regulators and the CFTC have issued regulations requiring the posting of initial and variation margin for uncleared swaps. The CFTC also has provided regulatory relief so that the minimum transfer amount for margin postings can be measured at the account level rather than the entity level, which may be useful if the portfolios employ multiple account managers to trade their portfolios.

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The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (i.e., the SEC, the CFTC and the banking regulators) have been active in proposing and adopting regulations and guidance on the use of derivatives by registered investment companies. As discussed below, the CFTC adopted a revision to one of its rules that, as revised, either restricts the use of derivatives by a registered investment company or requires the fund’s adviser to register as a commodity pool operator (“CPO”). In late 2019, the SEC proposed a new rule governing portfolios’ use of derivatives requiring, among other things, that a portfolio entering into derivatives transactions comply with an absolute or relative value-at-risk limitation and implement a derivatives risk management program, unless the portfolio’s derivatives usage is maintained at limited levels. While the full extent and cost of these regulations is unclear, and proposed regulations may be revised before adoption or may never be adopted, these regulations could, among other things, restrict the portfolios’ ability to engage in derivatives transactions and/or increase the cost of such derivatives transactions (through increased margin or capital requirements).

Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the portfolios, have been excluded from regulation as CPOs pursuant to CFTC Regulation 4.5. To qualify for an exclusion under CFTC Regulation 4.5, if a portfolio uses commodity interests (such as futures contracts, options on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the portfolio’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the portfolio’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition, to qualify for an exclusion, a portfolio must satisfy a marketing test, which requires, among other things, that a portfolio not hold itself out as a vehicle for trading commodity interests.

The Adviser is registered with the SEC as an investment adviser under the 1940 Act. The Adviser also is registered with the CFTC as a CPO under the Commodity Exchange Act, as amended. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect portfolio returns. The Adviser serves as CPO for certain of the Underlying Portfolios that are series of EQ Advisors Trust and claims an exclusion (under CFTC Regulation 4.5) from the definition of a CPO with respect to the Portfolios as described in the Prospectus. With respect to those portfolios for which the Adviser claims an exclusion, it intends to comply with one of the two alternative trading limitations described above and the marketing limitation with respect to each portfolio. Complying with the trading limitations may restrict the Adviser’s ability to use Derivative Instruments as part of these portfolios’ investment strategies. Although the Adviser expects to be able to execute each of these portfolio’s investment strategies within the limitations, a portfolio’s performance could be adversely affected. In addition, rules under the Dodd-Frank Act may limit the availability of certain Derivative Instruments, may make the use of Derivative Instruments more costly, and may otherwise adversely impact the performance and value of Derivative Instruments.

Equity Securities.    Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. Preferred stock has certain fixed income features, like a bond, but actually is an equity security that is senior to a company’s common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stocks also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

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While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential of an investment in a company. However, stock markets are volatile, and the prices of equity securities generally fluctuate more than other securities and reflect changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The value of an equity security also may be affected by changes in financial markets that are relatively unrelated to the issuing company or its industry, such as changes in interest rates or currency exchange rates. Common stocks generally represent the riskiest investment in a company. Even investments in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor economic conditions. It is possible that a portfolio may experience a substantial or complete loss on an individual equity investment. While this is also possible with bonds, it is less likely.

Eurodollar and Yankee Dollar Obligations.    Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Event-Linked Bonds.    Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, a portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-fund losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a portfolio to certain unanticipated risks, including issuer (credit) default, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities or Non-Publicly Traded Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a portfolio will only invest in event-linked bonds that meet the credit quality requirements for the portfolio.

Floaters and Inverse Floaters.    Floaters and inverse floaters are securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on a floater resets periodically. Because of the interest rate reset feature, floaters provide a portfolio with a certain degree of protection against rises in interest rates, but a portfolio will participate in any declines in interest rates as well. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”

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In addition, certain of the portfolios may invest in inverse floating rate obligations, which are securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as London Inter-Bank Offered Rate (“LIBOR”) or an alternative reference rate. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater collateralized mortgage obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Foreign Currency.    A portfolio may purchase securities denominated in foreign currencies, including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a portfolio’s assets and income. In addition, although a portion of a portfolio’s investment income may be received or realized in such currencies, the portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a portfolio’s income has been earned and computed in U.S. dollars but before conversion and payment, the portfolio could be required to liquidate portfolio securities to make such distributions.

Although each portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A portfolio will convert foreign currencies to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a portfolio at one rate, while offering a lesser rate of exchange should the portfolio desire to resell that currency to the dealer.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities and by currency controls or political developments in the United States or abroad. Foreign currencies in which a portfolio’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the portfolio. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes. Certain portfolios may also invest in the following types of foreign currency transactions:

Forward Foreign Currency Transactions.    A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

A portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A portfolio’s use of such contracts will include, but not be limited to, the following situations.

First, when a portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction, a portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a portfolio’s manager or sub-adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the portfolio’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, a

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portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units, or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, a portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a portfolio.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the manager or sub-adviser to the portfolio believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the portfolio will be served.

A portfolio may enter into forward contracts for any other purpose consistent with the portfolio’s investment objective and program. For example, a portfolio may use foreign currency options and forward contracts to increase exposure to a foreign currency or shift exposure to foreign currency fluctuations from one country to another. However, a portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the portfolio’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, a portfolio may net offsetting positions.

At the maturity of a forward contract, a portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If a portfolio retains the portfolio security and engages in an offsetting transaction, the portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between a portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Forward contracts in which a portfolio may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. When a portfolio enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. A portfolio may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of a portfolio into such currency. Although foreign exchange forwards settled on a physical basis are generally not classified as swaps, these transactions must be reported to a swap data repository under the Dodd-Frank Act.

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In addition, swap dealers must observe business conduct standards under the Dodd-Frank Act for such transactions and all foreign exchange forward contracts are subject to the prohibitions on fraud and manipulation under the Dodd-Frank Act.

Forward contracts in which a portfolio may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs are classified as swaps and regulated as such under the Dodd-Frank Act. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to foreign exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Although NDFs historically have been traded over-the-counter, currently some NDFs are centrally cleared and are exchange-traded on swap execution facilities and designated contract markets. With respect to NDFs that are centrally-cleared, while central clearing is intended to decrease counterparty risk, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps. For more information about the risks associated with utilizing swaps, please see “Swaps” below.

Foreign Currency Options, Foreign Currency Futures Contracts and Options on Futures.    Certain of the portfolios may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Those portfolios may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The portfolios will write options on foreign currency or on foreign currency futures contracts only if they are “covered,” except as described below. A put on a foreign currency or on a foreign currency futures contract written by a portfolio will be considered “covered” if, so long as the portfolio is obligated as the writer of the put, it segregates, either on the records of the manager, the sub-advisers or with the portfolio’s custodian, cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by a portfolio will be considered “covered” only if the portfolio segregates, either on the records of the manager, the sub-advisers or with the portfolio’s custodian, cash or other liquid securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written.

Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a portfolio, sold by a portfolio but not yet delivered or anticipated to be purchased by a portfolio.

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As an illustration, a portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

Over-the-Counter Options on Foreign Currency Transactions.    Certain of the portfolios may engage in OTC options on foreign currency transactions. A manager or sub-adviser may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. OTC options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the OTC market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over the counter.

Hedging transactions involve costs and may result in losses. The portfolios may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A portfolio will engage in OTC options transactions on foreign currencies only when appropriate exchange-traded transactions are unavailable and when, in the manager’s or sub-adviser’s opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A portfolio’s ability to engage in hedging and related option transactions may be limited by federal income tax considerations (see the section of this SAI entitled “Taxation”).

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the portfolios own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A portfolio will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing. OTC options on foreign currency also are considered to be swaps. However, options on foreign currency traded on a national securities exchange are not classified as swaps and are regulated by the SEC. For information concerning the risks associated with swaps please see “Swaps.”

Foreign Securities.    Certain of the portfolios may invest in foreign securities or engage in certain types of transactions related to foreign securities, such as Depositary Receipts, Eurodollar and Yankee dollar obligations, and foreign currency transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this SAI.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign income or other withholding taxes that reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in

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certain industries. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls or limitations on the removal of funds or assets. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a portfolio’s investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement,” which can result in losses to a portfolio.

The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

A portfolio that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the portfolio’s net asset value is determined. If such arbitrage attempts are successful, a portfolio’s net asset value might be diluted. A portfolio’s use of fair value pricing in certain circumstances (by adjusting the closing market prices of foreign securities to reflect what the Board believes to be their fair value) may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit an investment adviser’s ability to implement a portfolio’s investment strategy (e.g., reducing the volatility of a portfolio’s share price) or achieve its investment objective.

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Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. Consequently, the overall expense ratios of international or global portfolios are usually somewhat higher than those of typical domestic stock portfolios.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See “Emerging Market Securities” below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and less well developed stock markets, such as those in some Eastern European, Southeast Asian, and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below.

An outbreak of respiratory disease caused by a novel coronavirus (COVID-19) was first detected in China in late 2019 and subsequently spread globally. As of the date of this SAI, the impact of the outbreak has been rapidly evolving, and cases of the virus have continued to be identified in most developed and emerging countries throughout the world. The transmission of COVID-19 and efforts to contain its spread have resulted in significant disruptions to business operations, supply chains and customer activity, widespread business closures and layoffs, international, national and local border closings, extended quarantines and stay-at-home orders, event cancellations, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, as well as general concern and uncertainty that has negatively affected the global economy. These circumstances are evolving, and further developments could result in additional disruptions and uncertainty. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of the COVID-19 pandemic may last for an extended period of time and could result in a substantial economic downturn or recession. Health crises caused by pandemics, such as the COVID-19 outbreak, may exacerbate other pre-existing political, social, economic, and financial risks. The impact of the coronavirus outbreak, and other epidemics and pandemics that may arise in the future, could result in a general decline in the global economy, and negatively affect the performance of individual countries, industries, or sectors in significant and unforeseen ways.

Emerging Market Securities.    Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the portfolio can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries) and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries are grappling with severe inflation or recession, high levels of national debt, fluctuations in currency exchange rates and government instability. Investments in countries that have begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European, Russian or Chinese economies, should be regarded as speculative.

Certain emerging market countries may experience (i) less developed securities markets with low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for emerging market securities; (ii) less organized settlement systems for trading securities, resulting in delayed settlements of trades and reduced liquidity for emerging market securities; (iii) uncertain national policies, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (v) national policies that may limit a portfolio’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (vi) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of

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more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a portfolio. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. In such an event, it is possible that a portfolio could lose the entire value of its investments in the affected market. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.

The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, a portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade. Many of these countries are also sensitive to world commodity prices. Emerging market economies may develop unevenly or may never fully develop.

The assessment of investment opportunities in certain emerging market securities markets may be more difficult in light of limitations on available information and different accounting, auditing and financial reporting standards. Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Eastern European and Russian Securities.    Investing in the securities of Eastern European and Russian issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Political and economic reforms have not yet established a definite trend away from centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation, and confiscatory taxation. Many Eastern European countries continue to move towards market economies at different paces with appropriately different characteristics. Most Eastern European markets suffer from thin trading activity, dubious investor protections, and often a dearth of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political or transfer risk give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to social, political, economic, and currency events in Western Europe and Russia and may suffer heavy losses as a result of their trading and investment links to these economies and currencies. Additionally, Russia may attempt to assert its influence in the region through economic or even military measures. The United States and the European Union (the “EU”) have imposed economic sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, either by issuer, sector, or the Russian markets as a whole, impairing the ability of a portfolio to buy, sell, receive or deliver those securities. In such circumstances, a portfolio may be forced to liquidate non-restricted assets in order to satisfy shareholder redemptions. Such liquidation of portfolio assets could result in a

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portfolio receiving substantially lower prices for its securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. As a result, a portfolio’s performance may be adversely affected.

Some Eastern Europe countries may have government exchange controls, currencies with no recognizable market value relative to the established currencies of Western market economies, little or no experience in trading in securities, no accounting or financial reporting standards, a lack of banking and securities infrastructure to handle such trading and a legal tradition that does not recognize rights in private property. Credit and debt issues and other economic difficulties affecting Western Europe and its financial institutions can negatively affect Eastern European countries.

Eastern European economies may also be particularly susceptible to the international credit market due to their reliance on bank related inflows of foreign capital, and especially their continued dependence on the Western European zone for credit and trade, which may have a negative effect on a portfolio’s investments in the region.

Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, there is little solid corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose additional risk, particularly to foreign investors.

Because of the relatively recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Such registrars were not necessarily subject to effective state supervision nor were they licensed with any governmental entity, thereby increasing the risk that a portfolio could lose ownership of its securities through fraud, negligence, or even mere oversight. With the implementation of the National Settlement Depository (“NSD”) in Russia as a recognized central securities depository, title to Russian equities is now based on the records of the NSD and not the registrars. Although the implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities, issues resulting in loss still might occur. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and/or issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a portfolio suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the portfolio to enforce its rights or otherwise remedy the loss.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Russia continues to face significant economic challenges, including weak levels of investment and a sluggish recovery in external demand, that had been exacerbated following the 2008 global financial crisis. Over the long term, Russia faces challenges including a shrinking workforce, a high level of corruption, and difficulty in accessing capital for smaller, non-energy companies and poor infrastructure in need of large investments.

European Securities.    The EU’s Economic and Monetary Union (“EMU”), which is comprised of EU members that have adopted the euro currency, requires eurozone countries to comply with restrictions on

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interest rates, deficits, debt levels, and inflation rates, fiscal and monetary controls, and other factors, each of which may significantly impact every European country and their economic partners. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the euro (the common currency of the EU), the threat of default or actual default by one or more EU member countries on its sovereign debt, and/or an economic recession in one or more EU member countries may have a significant adverse effect on the economies of other EU member countries and major trading partners outside Europe.

The European financial markets continue to experience volatility and adverse trends due to concerns relating to economic downturns, rising government debt levels and national unemployment and the possible default of government debt in several European countries. Several countries have agreed to multi-year bailout loans from the European Central Bank, International Monetary Fund, and other institutions. Responses to financial problems by European governments, central banks, and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have unintended consequences. A default or debt restructuring by any European country can adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in other countries and can affect exposures to other EU countries and their financial companies as well. The manner in which the EU and EMU responded to the global recession and sovereign debt issues raised questions about their ability to react quickly to rising borrowing costs and the potential default by an EU country of its sovereign debt and revealed a lack of cohesion in dealing with the fiscal problems of member states. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms, which may not produce the desired results and could increase political or social instability. Some European countries continue to suffer from high unemployment rates.

On January 31, 2020, the United Kingdom (“UK”) left the EU, commonly referred to as “Brexit”. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter that is being negotiated. During a transition period due to last until December 31, 2020, the UK will still have access to the EU single market and be subject to EU legislation, although it will no longer be able to shape new EU laws. The transition period can be extended once, but the decision to do so must be made before July 1, 2020. If no agreement is reached by the end of the transition period, the UK will trade with the EU under World Trade Organization rules. The UK has one of the largest economies in Europe and is a major trading partner with the other EU countries and the United States. Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy, price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. As a result of the political divisions within the UK and between the UK and the EU, and the uncertain consequences of Brexit, the UK and European economies and the broader global economy could be significantly adversely impacted, which may result in increased volatility and illiquidity and potentially lower economic growth in markets in the UK, Europe and globally. The range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known.

Additional EU members could decide to abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching.

Secessionist movements, such as the Catalan movement in Spain, as well as government or other responses to such movements, may also create instability and uncertainty in the region.

Certain European countries have also developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect European issuers that rely on the U.S. for trade.

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The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and materially impact a portfolio.

Latin America

Inflation.    Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

Political Instability.    Certain Latin American countries have historically suffered from social, political, and economic instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. However, in some Latin American countries, a move to sustainable democracy and a more mature and accountable political environment is under way. Domestic economies have been deregulated, privatization of state-owned companies is almost completed and foreign trade restrictions have been relaxed.

Nonetheless, to the extent that events such as those listed above continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. Investors in the region continue to face a number of potential risks. Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a portfolio invests and, therefore, the value of portfolio shares.

Additionally, an investment in Latin America is subject to certain risks stemming from political and economic corruption, which may affect negatively the country or the reputation of companies domiciled in a certain country. For certain countries in Latin America, political risks have created significant uncertainty in financial markets and may further limit the economic recovery in the region. For example, in Mexico, the implications of the recently negotiated United States-Mexico-Canada Agreement, the successor to NAFTA, are yet to be determined. This uncertainty may have an adverse impact on Mexico’s economic outlook and the value of a Fund’s investments in Mexico. Additionally, recent political and social unrest in Venezuela has resulted in a massive disruption in the Venezuelan economy, including a deep recession and near hyperinflation.

Dependence on Exports and Economic Risk.    Certain Latin American countries depend heavily on exports to the U.S. and investments from a small number of countries. Accordingly, these countries may be sensitive to fluctuations in demand, exchange rates and changes in market conditions associated with those countries. The economic growth of most Latin American countries is highly dependent on commodity exports and the economies of certain Latin American countries, particularly Mexico and Venezuela, are highly dependent on oil exports. As a result, these economies are particularly susceptible to fluctuations in the price of oil and other commodities and currency fluctuations. The 2008 global financial crisis weakened the global demand for oil and other commodities and, as a result, Latin American countries faced significant economic difficulties that led certain countries into recession. If global economic conditions worsen, prices for Latin American commodities may experience increased volatility and demand may continue to decrease. Although certain of these countries have recently shown signs of mild recovery, such recovery, if sustained, may remain gradual. In addition, prolonged economic difficulties may have negative effects on the transition to a more stable democracy in some Latin American countries. In certain countries, political risk, including nationalization risk, is high.

Sovereign Debt.    A number of Latin American countries are among the largest debtors of developing countries and have a history of reliance on foreign debt and default. The majority of the region’s economies have become dependent upon foreign credit and loans from external sources to fund government economic plans. Historically, these plans have frequently resulted in little benefit accruing to the economy. Most

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countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets. The European crisis and weakened global economy may reduce demand for exports from Latin America and limit the availability of foreign credit for some countries in the region. As a result, a portfolio’s investments in Latin American securities could be harmed if economic recovery in the region is limited.

Pacific Basin Region.    Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things, (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries and (v) ethnic, religious and racial disaffection. In addition, the Asia Pacific geographic region has historically been prone to natural disasters. The occurrence of a natural disaster in the region could negatively impact the economy of any country in the region. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain Asian countries, as do environmental problems.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the EU. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries. The region is still experiencing the effects of the 2008 global financial crisis, which significantly lowered the region’s exports and foreign investments. In addition, the economic crisis also significantly affected consumer confidence and local stock markets. Although the economies of many countries in the region are showing signs of recovery from the crisis, such recovery, if sustained, may be gradual. Furthermore, any such recovery may be limited or hindered by the reduced demand for exports and lack of available capital for investment resulting from the European crisis and weakened global economy. The economies of certain Asian countries depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. In addition, certain developing Asian countries, such as the Philippines and India are especially large debtors to commercial banks and foreign governments.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a portfolio. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a portfolio’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a portfolio’s assets denominated in those currencies. Certain developing economies in the Asia Pacific region are characterized by frequent currency fluctuations, devaluations, and restrictions; unstable employment rates; rapid fluctuation in, among other things, inflation and reliance on exports; and less efficient markets. Currency fluctuations or devaluations in any one country can have a significant effect on the entire Asia

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Pacific region. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of a portfolio’s investments.

Some developing Asian countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a portfolio. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals. There can be no assurance that a portfolio will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a portfolio’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

Chinese Companies.    Investing in China, Hong Kong and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation; (h) controls on foreign investment and limitations on repatriation of invested capital and on a portfolio’s ability to exchange local currencies for U.S. dollars; (i) greater governmental involvement in and control over the economy, and greater intervention in the Chinese financial markets, such as the imposition of trading restrictions; (j) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (k) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (l) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the Chinese economy may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer; (p) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (q) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (s) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

Investment in China, Hong Kong and Taiwan is subject to certain political risks. China’s economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Although the Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in China are still owned by the Chinese government. The government continues to exercise significant control over regulating industrial development and, ultimately, control over China’s economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.

The current political climate has intensified concerns about trade tariffs and a potential trade war between China and the United States, despite the United States’ signing a partial trade agreement with China. These

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consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially negative impact to a portfolio.

Although China adopted a plan in 2019 designed to encourage foreign investment in Chinese financial systems, China continues to limit direct foreign investments generally in industries deemed important to national interests. Foreign investment in domestic securities are also subject to substantial restrictions. Some believe that China’s currency is undervalued. Currency fluctuations could significantly affect China and its trading partners. China continues to exercise control over the value of its currency, rather than allowing the value of the currency to be determined by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact investment returns.

For decades, a state of hostility has existed between Taiwan and the People’s Republic of China. Beijing has long deemed Taiwan a part of the “one China” and has made a nationalist cause of recovering it. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. By treaty, China has committed to preserve Hong Kong’s autonomy and its economic, political and social freedoms until 2047. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. As demonstrated by recent protests in Hong Kong over political, economic, and legal freedoms, and the Chinese government’s response to the protests, there continues to be a great deal of political unrest, which may result in economic disruption.

China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy.

China A-Shares.    China A-shares are equity securities of companies based in mainland China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“A-shares”). Foreign investment in A-shares on the SSE and SZSE is historically not permitted other than through a license granted under regulations in the People’s Republic of China known as the Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”) systems. Each license permits investment in A-shares only up to a specified quota.

Because restrictions continue to exist and capital therefore cannot flow freely into and out of the A-Share market, it is possible that in the event of a market disruption, the liquidity of the A-Share market and trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. A portfolio cannot predict the nature or duration of such a market disruption or the impact that it may have on the A-Share market and the short-term and long-term prospects of its investments in the A-Share market. In the event that a portfolio invests in A-Shares directly, a portfolio may incur significant losses, or may not be able fully to implement or pursue its investment objectives or strategies, due to investment restrictions on RQFIIs and QFIIs, illiquidity of the Chinese securities markets, or delay or disruption in execution or settlement of trades. A-Shares may become subject to frequent and widespread trading halts.

The Chinese government has in the past taken actions that benefitted holders of A-Shares. As A-Shares become more available to foreign investors, such as a portfolio, the Chinese government may be less likely to take action that would benefit holders of A-Shares. In addition, there is no guarantee that an A-Shares quota will be sufficient for a portfolio’s intended scope of investment.

The regulations which apply to investments by RQFIIs and QFIIs, including the repatriation of capital, are relatively new. The application and interpretation of such regulations are therefore relatively untested. In addition, there is little precedent or certainty evidencing how such discretion may be exercised now or in the future; and even if there were precedent, it may provide little guidance as PRC authorities would likely continue to have broad discretion. Although the relevant QFII/RQFII regulations have recently been revised

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to relax the limitation on repatriation of capital, it is a very new development and therefore subject to uncertainties as to whether and how it will be implemented in practice.

Investment in eligible A-shares listed and traded on the SSE is now permitted through the Stock Connect program, though such securities may lose their eligibility at any time. Stock Connect is a securities trading and clearing program established by Hong Kong Securities Clearing Company Limited, the SSE and Chinese Securities Depositary and Clearing Corporation that aims to provide mutual stock market access between China and Hong Kong by permitting investors to trade and settle shares on each market through their local exchanges. Certain portfolios may invest in other investment companies that invest in A-shares through Stock Connect or on such other stock exchanges in China which participate in Stock Connect from time to time. Under Stock Connect, a portfolio’s trading of eligible A-shares listed on the SSE would be effectuated through its Hong Kong broker.

Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect’s Northbound Trading Link is subject to aggregate and daily investment quota limitations that require that buy orders for A-shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although a portfolio will be permitted to sell A-shares regardless of the quota balance). These limitations may restrict a portfolio from investing in A-shares on a timely basis, which could affect a portfolio’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. Investment in eligible A-shares through Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to a portfolio. A-shares purchased through Stock Connect generally may not be sold or otherwise transferred other than through Stock Connect in accordance with applicable rules. In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in A-shares through Stock Connect may subject a portfolio to a risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading. In addition, there is no assurance that the necessary systems required to operate Stock Connect will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.

Forward Commitments, When-Issued and Delayed Delivery Securities.    Certain of the portfolios may invest in forward commitments, including “TBA” (to be announced), when-issued and delayed delivery securities. Forward commitments, when-issued and delayed delivery transactions arise when securities are purchased by a portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the portfolio at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a portfolio anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a portfolio purchases securities on a forward commitment, when-issued or delayed delivery basis, it does not pay for the securities until they are received. A portfolio is required to designate the segregation, either on the records of the manager or sub-adviser or with the portfolio’s custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the portfolio’s forward commitments, when-issued or delayed delivery commitments or to enter into offsetting contracts for the forward sale of other securities it owns. The availability of liquid assets for this purpose and the effect of asset segregation on a portfolio’s ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which a portfolio may purchase forward commitments, when-issued and delayed delivery securities. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of a portfolio’s other assets. Where such purchases are made through dealers, a portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a portfolio of an

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advantageous yield or price. Pursuant to recommendations of the Treasury Market Practices Group, which is sponsored by the Federal Reserve Bank of New York, a portfolio or its counterparty generally is required to post collateral when entering into certain forward-settling transactions, including without limitation TBA transactions.

A portfolio will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, a portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although a portfolio may close out its position prior to the settlement date by entering into a matching sales transaction. In general, a portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

A portfolio may purchase forward commitments and make commitments to purchase securities on a when-issued or delayed-delivery basis for any number of reasons, including to protect the value of portfolio investments, as a means to adjust a portfolio’s overall exposure, and to enhance the portfolio’s return. Purchases made in an effort to enhance a portfolio’s return may involve more risk than purchases made for other reasons. For example, by committing to purchase securities in the future, a portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a portfolio may have to sell assets that have been set aside in order to meet redemptions. In addition, if a portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a portfolio’s payment obligation).

Hybrid Instruments.    Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a portfolio may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated

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with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. The issuer or guarantor of a hybrid instrument may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. A portfolio that invests in hybrid instruments is subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a portfolio’s share price and income level.

Various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an OTC market without the guarantee of a central clearing organization or in a transaction between the portfolio and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which the portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures and most swaps by persons in the United States; the SEC, which regulates the offer and sale of securities by and to persons in the United States; or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a portfolio.

Illiquid Securities or Non-Publicly Traded Securities.    The inability of a portfolio to dispose of illiquid or not readily marketable investments promptly or at a reasonable price could impair a portfolio’s ability to raise cash for redemptions or other purposes. Generally, an illiquid security is any investment that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid securities may include unregistered securities, securities subject to contractual or legal restrictions on resale or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities generally are considered illiquid unless the manager or sub-adviser determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid even if they are not registered in the United States.

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Illiquid securities may be difficult for a portfolio to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by a portfolio may be subject to legal restrictions, which could be costly to the portfolio.

A portfolio may invest in “restricted securities,” which generally are securities that may be resold to the public only pursuant to an effective registration statement under the 1933 Act or an exemption from registration. Regulation S under the 1933 Act is an exemption from registration that permits, under certain circumstances, the resale of restricted securities in offshore transactions, subject to certain conditions, and Rule 144A under the 1933 Act is an exemption that permits the resale of certain restricted securities to qualified institutional buyers.

Rule 144A is designed to facilitate trading of restricted securities among qualified institutional investors. To the extent restricted securities held by a portfolio qualify under Rule 144A and an institutional market develops for those securities, the portfolio expects that it will be able to dispose of the securities without registering the resale of such securities under the 1933 Act. However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of a portfolio’s illiquidity. A portfolio might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

There is a large institutional market for certain securities that are not registered under the 1933 Act, which may include markets for repurchase agreements, commercial paper, foreign securities, municipal securities, loans and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Shares of Underlying Portfolios purchased or otherwise acquired by any Portfolio of the Trust in reliance on Section 12(d)(1)(F) of the 1940 Act (“Section 12(d)(1)(F) Investments”) are “redeemable securities” (as defined in the 1940 Act) and generally will be presumed to be liquid. Section 12(d)(1)(F), however, generally provides that such an Underlying Portfolio is not obligated to redeem its shares in an amount exceeding 1% of its total outstanding securities during any period of less than thirty days. In circumstances where a portfolio of the Trust holds more than 1% of such an Underlying Portfolio’s total outstanding securities, the Adviser will treat such securities as liquid unless the Adviser knows, or has reason to know, that they are not liquid. Under certain circumstances, the Adviser will confirm the liquidity of the Trust portfolio’s relevant Section 12(d)(1)(F) Investments, taking into consideration the various characteristics of the Underlying Portfolio. Once the liquidity of a Trust portfolio’s investment in the shares of an Underlying Portfolio is confirmed, the Adviser will continue to monitor the liquidity of the investment. If, as a result of changed conditions, it is determined that the Trust portfolio’s investment in shares of an Underlying Portfolio is no longer liquid, the Trust portfolio’s holdings of illiquid securities will be reviewed and the Adviser, in consultation with the Board if necessary, will determine if any steps are required to assure that the percentage limitation on the Trust portfolio’s investments in illiquid securities continues to be satisfied.

Inflation-Indexed Securities.    Certain portfolios may invest in inflation-indexed securities issued by the U.S. Treasury and others. Inflation-indexed securities are debt securities the principal value of which is adjusted periodically in accordance with changes in a measure of inflation. Inflation-indexed securities issued by the U.S. Treasury use the Consumer Price Index for Urban Consumers (“CPI-U”) published by the U.S. Bureau of Labor Statistics. See “U.S. Government Securities” below. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. Two structures for inflation-indexed securities are common: the U.S. Treasury and some other issuers utilize a structure that adjusts the principal value of the security according to the rate of inflation; most other issuers pay out the Consumer Price Index adjustments as part of a semi-annual coupon.

In the first, the interest rate on the inflation-indexed bond is fixed, while the principal value rises or falls semi-annually based on changes in a published measure of inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds.

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For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In the second, the inflation adjustment for certain inflation-indexed bonds is reflected in the semiannual coupon payment. As a result, the principal value of these inflation-indexed bonds does not adjust according to the rate of inflation.

In general, the value of inflation-indexed securities increases in periods of general inflation and declines in periods of general deflation. If inflation is lower than expected during the period a portfolio holds an inflation-indexed security, the portfolio may earn less on it than on a conventional bond. Inflation-indexed securities are expected to react primarily to changes in the “real” interest rate (i.e., the nominal, or stated, rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate U.S. Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

Any increase in the principal value of an inflation-indexed security is taxable in the taxable year the increase occurs, even though its holders do not receive cash representing the increase until the security matures, and the amount of that increase for a portfolio generally must be distributed each taxable year to its shareholders. See the “Taxation” section of this SAI. Thus, each portfolio that invests therein could be required, at times, to liquidate other investments in order to satisfy its distribution requirement.

Insured Bank Obligations.    The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The portfolios may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless its manager determines that a readily available market exists for such obligations, a portfolio will treat such obligations as subject to the limit for illiquid investments for each portfolio unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Investment Company Securities.    Certain portfolios may invest in the securities of other investment companies, including ETFs, to the extent permitted under the 1940 Act and the rules, regulations, and exemptive orders thereunder. Investment company securities are securities of other open-end or closed-end investment companies or unit investment trusts. The 1940 Act generally prohibits a portfolio from acquiring more than 3% of the total outstanding voting shares of an investment company and limits such investments to no more than 5% of a portfolio’s total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a portfolio from acquiring in the aggregate more than 10% of the total outstanding voting shares of any registered closed-end investment company. Certain exceptions to these limitations are provided by the 1940 Act and the rules, regulations, and exemptive orders thereunder. Each Underlying Portfolio that is a series of EQ Advisors Trust or 1290 Funds has adopted a policy stating that it will not invest in the shares of another investment company in excess of the limitations of Section 12(d)(1)(A) of the 1940 Act in reliance on Sections 12(d)(1)(F) or (G).

Each EQ Allocation Portfolio, Charter Allocation Portfolio and Target Allocation Portfolio invests substantially all of its assets in the securities of other investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. In addition, certain types of investment companies, such as closed-end investment companies and ETFs, trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share. Such a premium or discount may impact the performance of a portfolio’s investment. Further, the securities of other investment companies may be leveraged. As a result, a Trust Portfolio may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies that use leverage may expose a Trust Portfolio to higher volatility in the market value of such securities and the possibility that the Trust Portfolio’s long-term returns on such securities will be diminished.

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Exchange-Traded Funds (“ETFs”).    Certain portfolios may invest in ETFs and other pooled investment vehicles. These are a type of investment company (or similar entity) the shares of which are bought and sold on a securities exchange. An index-based ETF represents a portfolio of securities (or other assets) generally designed to track a particular market index or other referenced asset. Many ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as the portfolios) to invest in their shares beyond the statutory limits on investments in other investment companies described above, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A portfolio may rely on these exemptive orders in investing in ETFs. The risks of owning an index-based ETF generally reflect the risks of owning the underlying securities it is designed to track although lack of liquidity in an ETF could result in it being more volatile, and ETFs have fees which increase their costs. In addition, there is the risk that an index-based ETF may fail to closely track the index, if any, that it is designed to replicate. ETFs may also be actively managed. Actively managed ETFs are subject to management risk and may not achieve their objective if the ETFs manager’s expectations regarding particular securities or markets are not met. By investing in a portfolio that invests in ETFs, you will indirectly bear fees and expenses charged by the ETFs in which the portfolio invests in addition to the portfolio’s direct fees and expenses.

Passive Foreign Investment Companies.    Certain portfolios may purchase the securities of “passive foreign investment companies” (“PFICs”). In general, such companies have been the only or primary way to invest in countries that limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of a portfolio’s expenses (management fees and operating expenses), shareholders will also indirectly (through the portfolio) bear similar expenses of such investment funds. PFICs in which a portfolio may invest may also include foreign corporations other than such investment funds. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above, as well as certain adverse federal income tax consequences (see the section of this SAI entitled “Taxation”).

Investment Grade Securities.    Investment grade securities are securities rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), BBB or higher by Standard & Poor’s Global Ratings (“S&P”), or BBB or higher by Fitch Ratings Ltd. (“Fitch”), securities that are comparably rated by another rating agency, or unrated securities determined by the applicable manager or sub-adviser to be of comparable quality. Bonds rated in the lower investment grade rating categories (or determined to be of comparable quality by a portfolio’s manager or sub-adviser) have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. If a security is downgraded, the applicable manager or sub-adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of a portfolio.

Non-Investment Grade Securities or “Junk Bonds.”    Non-investment grade securities are securities rated Ba1 or lower by Moody’s or BB+ or lower by S&P or Fitch, securities that are comparably rated by another rating agency, or unrated securities determined by the manager or sub-adviser, as applicable, to be of comparable quality. Non-investment grade securities are commonly known as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and repay principal. Junk bonds may be issued as a consequence of corporate restructuring, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies and in other circumstances.

Non-investment grade securities generally offer a higher current yield than that available for investment grade securities; however, they involve greater risks than investment grade securities in that they are especially sensitive to, and may be more susceptible to, real or perceived adverse changes in general economic conditions and in the industries in which the issuers are engaged, changes in the financial condition of, and individual corporate developments of, the issuers, and price fluctuations in response to changes in interest rates. Because a portfolio’s investments in non-investment grade securities involve greater investment risk than its investments in higher rated securities, achievement of the portfolio’s investment

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objective will be more dependent on a portfolio’s manager’s or sub-adviser’s analysis than would be the case if the portfolio were investing in higher rated securities.

Non-investment grade securities generally will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. Lower rated securities may experience substantial price declines when there is an expectation that issuers of such securities might experience financial difficulties. As a result, the yields on lower rated securities can rise dramatically. However, those higher yields may not reflect the value of the income stream that holders of such securities expect. Rather, those higher yields may reflect the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not occur.

During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full. Non-investment grade securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a non-investment grade security’s value will decrease in a rising interest rate market, as will the value of a portfolio’s investment in such securities. If a portfolio experiences unexpected net redemptions, this may force it to sell its non-investment grade securities, without regard to their investment merits, thereby decreasing the asset base upon which the portfolio’s expenses can be spread and possibly reducing the portfolio’s rate of return.

In addition, the market for non-investment grade securities generally is thinner and less active than that for higher rated securities, which may limit a portfolio’s ability to sell such securities at fair value in response to changes in the economy or financial markets. This potential lack of liquidity may make it more difficult for a portfolio’s manager or sub-adviser to value accurately certain portfolio securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade securities, especially in a thinly traded market. In periods of reduced market liquidity, junk bond prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Under such conditions, a portfolio may find it difficult to value its junk bonds accurately. Under such conditions, a portfolio may have to use subjective rather than objective criteria to value its junk bond investments accurately and rely more heavily on the judgment of such portfolio’s board of trustees. It is the policy of each portfolio’s manager or sub-adviser(s) not to rely exclusively on ratings issued by credit rating agencies but to supplement such ratings with their own independent and ongoing review of credit quality.

Prices for junk bonds also may be affected by legislative and regulatory developments. For example, the Tax Cuts and Jobs Act includes a provision limiting the deductibility of “business interest” expense, and from time to time, Congress has considered legislation to regulate corporate restructuring such as takeovers, mergers or leveraged buyouts. Such legislation could depress the prices of outstanding junk bonds.

Credit Ratings.    Moody’s, S&P, Fitch and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody’s, S&P and Fitch is included in Appendix A to this SAI. The process by which Moody’s, S&P and Fitch determine ratings generally includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

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Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond’s rating. Subsequent to a bond’s purchase by a portfolio, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the portfolio. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of portfolio assets invested in certain securities or other instruments, or change in the average duration of a portfolio’s investment portfolio, resulting from market fluctuations or other changes in a portfolio’s total assets will not require a portfolio to dispose of an investment. The portfolios may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, a portfolio’s manager or sub-adviser, as applicable, will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer’s obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

Commodity-Linked Notes.    Certain of the portfolios may invest in commodity-linked notes, which are privately negotiated structured debt securities the amount of principal repayment and/or interest payments for which are linked to the return of an index that is representative of the commodities market or a segment thereof. They are available from a limited number of approved counterparties, and all invested amounts are exposed to the dealer’s credit risk. As such, commodity-linked notes are also subject to counterparty risk. Commodity-linked notes may be leveraged. Investments linked to the prices of commodities, including commodity-linked notes, are considered speculative. The values of commodity-linked notes are affected by events that might have less impact on the values of stocks and bonds. Prices of commodities and related contracts may fluctuate significantly over short periods due to a variety of factors, including changes in supply and demand relationships, weather, agriculture, fiscal, and exchange control programs, disease, pestilence, and international economic, political, military and regulatory developments. In addition, the commodity markets may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. These circumstances could adversely affect the value of the commodity-linked notes and make them more volatile than other types of investments. Commodity-linked notes may have substantial risks, including risk of loss of a significant portion of their principal value. Investments therein can also have adverse federal income tax consequences.

Exchange-Traded Notes (ETNs).    Certain of the portfolios may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indices, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protection exists. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit

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rating and economic, legal, political or geographic events that affect the referenced commodity or security. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy. A portfolio’s decision to sell its ETN holdings may also be limited by the availability of a secondary market. If a portfolio must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. There may be restrictions on a portfolio’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. ETNs are also subject to counterparty credit risk and fixed income risk. Investments in ETNs may also have adverse federal income tax consequences. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how a Portfolio characterizes and treats ETNs and the net income and net realized gains therefrom for federal income tax purposes. Further, the IRS and Congress have, from time to time, considered proposals that would change the timing of recognition and character of net income and net realized gains from ETNs.

LIBOR Rate Risk. Many debt securities, Derivative Instruments and other financial instruments, including some of the Portfolios’ investments, utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.

In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.

In July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time.

Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. Transition planning is ongoing, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Loans, Loan Participations, Assignments, and Other Direct Debt Instruments. Direct debt includes interests in loans, notes and other interests in amounts owed to financial institutions by borrowers, such as corporations and governments. Corporate and sovereign loans typically are structured and negotiated by a group of financial institutions and other investors that provide capital to the borrowers. In return, the borrowers pay interest and repay the loan’s principal. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default. If a portfolio does not receive scheduled interest or principal payments on such indebtedness, the portfolio’s share price and yield could be adversely affected. Loans and other direct debt instruments may pay fixed rates of interest or may pay floating interest rates that are reset periodically on the basis of a floating base lending rate, such as the London Interbank Offered Rate (LIBOR) plus a premium, a particular bank’s prime rate, the 90-day Treasury Department Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure. Corporate loans are made generally to finance internal growth, mergers,

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acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Unlike corporate loans, which are often secured, sovereign loans are typically unsecured. A portfolio may invest in secured and unsecured loans.

A portfolio may acquire a loan (1) directly at the time of the loan’s closing, (2) through a participation interest, which gives the portfolio the right to receive payments of principal, interest and/or other amounts only from the lender selling the participation interest and only when the lender receives the payments from the borrower, or (2) through an assignment in which the portfolio succeeds to the rights of the assigning lender and becomes a lender under the loan agreement.

Participation Interests.    In purchasing a loan participation, a portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. A portfolio’s rights under a participation interest with respect to a particular loan may be more limited than the rights of original lenders or of investors who acquire an assignment of that loan. In purchasing participation interests, a portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation interest (the “participating lender”) and only when the participating lender receives the payments from the borrower.

In a participation interest, a portfolio will usually have a contractual relationship only with the selling institution and not the underlying borrower. A portfolio normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the portfolio; thus, a portfolio will be subject to the risk that the lender may be unwilling or unable to do so. In such a case, a portfolio would not likely have any rights against the borrower directly. As a result, a portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In addition, a portfolio generally will have no right to object to certain changes to the loan agreement agreed to by the participating lender.

In buying a participation interest, a portfolio might not directly benefit from the collateral supporting the related loan and may be subject to any rights of set off the borrower has against the selling institution. In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the loan may be subject to certain defenses that can be asserted by the borrower as a result of any improper conduct of the participating lender. As a result, a portfolio may be subject to delays, expenses and risks that are greater than those that exist when the portfolio is an original lender or assignee.

Assignments.    When a portfolio purchases a loan by assignment, the portfolio typically succeeds to the rights of the assigning lender under the loan agreement and becomes a lender under the loan agreement. Subject to the terms of the loan agreement, a portfolio typically succeeds to all the rights and obligations under the loan agreement of the assigning lender. However, assignments may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Creditworthiness.    A portfolio’s ability to receive payment of principal, interest and other amounts due in connection with loans will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). In evaluating the creditworthiness of borrowers, the manager or sub-adviser may consider, and may rely in part, on analyses performed by others. Because loan interests may not be rated by independent rating agencies, the decision to invest in a particular loan may depend heavily on the credit analysis of the borrower by the manager, sub-adviser or the original lending institution. In selecting the loans and other direct indebtedness that a portfolio will purchase, the manager or sub-adviser will rely on its own credit analysis of the borrower and not solely on a lending institution’s credit analysis of the borrower. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In connection with the restructuring of a loan or other direct debt instrument outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

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In buying a participation interest, a portfolio assumes the credit risk of both the borrower and the participating lender. If the participating lender fails to perform its obligations under the participation agreement, a portfolio might incur costs and delays in realizing payment and suffer a loss of principal or interest. If a participating lender becomes insolvent, a portfolio may be treated as a general creditor of that lender. As a general creditor, a portfolio may not benefit from a right of set off that the lender has against the borrower. A portfolio acquiring a participation interest will evaluate the creditworthiness of the participating lender or other intermediary participant selling the participation interest.

Agents.    Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions. In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders. Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. In asserting rights against a borrower, a portfolio normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of loans are subject to the claims of the agent’s general or secured creditors, a portfolio might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. A portfolio may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.

Collateral.    Loans that are fully secured offer a portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the collateral from a secured loan in which a portfolio invests can be promptly liquidated, or that its liquidation value will be equal to the value of the debt. In most loan agreements there is no formal requirement to pledge additional collateral if the value of the initial collateral declines. As a result, a loan may not always be fully collateralized and can decline significantly in value.

If a borrower becomes insolvent, access to collateral may be limited by bankruptcy and other laws. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. If a secured loan is foreclosed, a portfolio will likely be required to bear the costs and liabilities associated with owning and disposing of the collateral. There is also a possibility that a portfolio will become the owner of its pro rata share of the collateral which may carry additional risks and liabilities. In addition, under legal theories of lender liability, a portfolio potentially might be held liable as a co-lender. In the event of a borrower’s bankruptcy or insolvency, the borrower’s obligation to repay the loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the lending agent. Some loans are unsecured. If the borrower defaults on an unsecured loan, a portfolio will be a general creditor and will not have rights to any specific assets of the borrower.

Liquidity.    Loans are generally subject to legal or contractual restrictions on resale. Loans are not currently listed on any securities exchange or automatic quotation system, and there may not be an active trading market for some loans. As a result, a portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The lack of a liquid secondary market may have an adverse impact on a portfolio’s ability to dispose of particular assignments or participations when necessary to meet redemptions of portfolio shares, to meet the portfolio’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. In addition, transactions in loan investments may take a significant amount of time to settle (i.e., more than seven days and up to several weeks or longer). Accordingly, the proceeds from the sale of a loan investment may not be available to make additional investments or to meet redemption obligations until potentially a

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substantial period after the sale of the loan. The extended trade settlement periods could force a portfolio to liquidate other securities to meet redemptions and may present a risk that the portfolio may incur losses in order to timely honor redemptions. To the extent that the manager or sub-adviser determines that any such investments are illiquid, they will be subject to a portfolio’s restrictions on investments in illiquid securities.

Prepayment Risk.    The borrower in a loan arrangement may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. Due to prepayment, the actual maturity of loans is typically shorter than their stated final maturity calculated solely on the basis of the stated life and payment schedule. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among other things. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a portfolio derives interest income will be reduced. The effect of prepayments on a portfolio’s performance may be mitigated by the receipt of prepayment fees, and the portfolio’s ability to reinvest prepayments in other loans that have similar or identical yields. However, there is no assurance that a portfolio will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the prepaid loan.

Borrower Covenants.    Loan agreements, which set forth the terms of a loan and the obligations of the borrower and lender, contain certain covenants that mandate or prohibit certain borrower actions, including financial covenants that dictate certain minimum and maximum financial performance levels. Covenants that require the borrower to maintain certain financial metrics during the life of the loan (such as maintaining certain levels of cash flow and limiting leverage) are known as “maintenance covenants.” These covenants are included to permit the lender to monitor the financial performance of the borrower and declare an event of default if certain criteria are breached, allowing the lender to renegotiate the terms of the loan based upon the elevated risk levels or take other actions to help mitigate losses. “Covenant lite” loans contain fewer maintenance covenants than traditional loans, or no maintenance covenants at all, and may not include terms that permit the lender to monitor the financial performance of the borrower and declare an event of default if certain criteria are breached. This may hinder a portfolio’s ability to reprice credit risk associated with the borrower and reduce a portfolio’s ability to restructure a problematic loan and mitigate potential loss. A portfolio may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant lite loans than its holdings of loans with the usual covenants. As a result, a portfolio’s exposure to losses on covenant lite loans may be increased, especially during a downturn in the credit cycle.

Available Information.    Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific loan historically has been less extensive than if the loan were registered or exchange traded. Loans and certain other forms of direct indebtedness may not be considered “securities” under the federal securities laws, and therefore purchasers of such instruments (such as a portfolio) may not be entitled to the protections against fraud and misrepresentation contained in the federal securities laws. In the absence of definitive regulatory guidance, a portfolio relies on the manager’s or sub-adviser’s research in an attempt to avoid situations where fraud and misrepresentation could adversely affect a portfolio

Fees and Expenses.    A portfolio may be required to pay and may receive various commissions and fees in the process of purchasing, holding and selling loans. The fee component may include any, or a combination of, the following elements: assignment fees, arrangement fees, nonuse fees, facility fees, letter of credit fees, and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing if for an extended period. The amount of fees is negotiated at the time of closing. In addition, a portfolio may incur expenses associated with researching and analyzing potential loan investments, including legal fees.

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Leveraged Buy-Out Transactions.    Loans purchased by a portfolio may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

Obligations to Make Future Advances.    Certain of the loans and other direct indebtedness acquired by a portfolio may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, a portfolio would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. Such an obligation may have the effect of requiring a portfolio to increase its investment in a company at a time when a portfolio might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

Master Limited Partnerships.    Master limited partnerships (“MLPs”) are limited partnerships (or similar entities, such as limited liability companies) in which the ownership units (e.g., limited partnership interests) are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in oil and gas related businesses, including energy processing and distribution. Many MLPs are pass-through entities that generally are taxed at the unitholder level and are not subject to federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of such an MLP pass through directly to its unitholders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP. Investing in MLPs involves certain risks related to investing in their underlying assets and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is different than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. For example, although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to a unitholder even after it sells its units.

Mortgage-Backed or Mortgage-Related Securities.    Mortgage-related securities (i.e., mortgage-backed securities) (“MBS”) represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as the Government National Mortgage Association, or “Ginnie Mae”); issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by the Federal National Mortgage Association, or “Fannie Mae”, or the Federal Home Loan Mortgage Corporation, or “Freddie Mac” (collectively, the “GSEs”), and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private MBS may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.

Freddie Mac is a government-sponsored corporation owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.

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Fannie Mae and Freddie Mac also securitize reperforming loans (“RPLs”), which are loans that have previously been delinquent but are current at the time they are securitized. For example, in Fannie Mae’s case, the RPLs are single-family, fixed rate reperforming loans that generally were previously placed in a mortgage backed securities trust guaranteed by Fannie Mae, purchased from the trust by Fannie Mae and held as a distressed asset after four or more months of delinquency, and subsequently became current (i.e., performing) again. Such RPLs may have exited delinquency through efforts at reducing defaults (e.g., loan modification). In selecting RPLs for securitization, Fannie Mae follows certain criteria related to the length of time the loan has been performing, the type of loan (single family, fixed rate), and the status of the loan as first lien, among other things. Fannie Mae may include different loan structures and modification programs in the future.

The U.S. Treasury historically has had the authority to purchase obligations of Fannie Mae and Freddie Mac. However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock. In September 2008, those capital concerns led the U.S. Treasury and the FHFA to announce that the GSEs had been placed in conservatorship. Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their MBS. While the MBS purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. However, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations into the future. In 2012, the FHFA initiated a strategic plan to develop a program related to credit risk transfers intended to reduce Fannie Mae’s and Freddie Mac’s overall risk through the creation of credit risk transfer assets (“CRTs”). CRTs come in two primary series: Structured Agency Credit Risk (“STACRs”) for Freddie Mac and Connecticut Avenue Securities (“CAS”) for Fannie Mae, although other series may be developed in the future. CRTs are typically structured as unsecured general obligations of either entity guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by GSEs or special purpose entities), and their cash flows are based on the performance of a pool of reference loans. Unlike traditional residential MBS securities, bond payments typically do not come directly from the underlying mortgages. Instead, the GSEs either make the payments to CRT investors, or the GSEs make certain payments to the special purpose entities and the special purpose entities make payments to the investors. In certain structures, the special purpose entities make payments to the GSEs upon the occurrence of credit events with respect to the underlying mortgages, and the obligation of the special purpose entity to make such payments to the GSE is senior to the obligation of the special purpose entity to make payments to the CRT investors. CRTs are typically floating rate securities and may have multiple tranches with losses first allocated to the most junior or subordinate tranche. This structure results in increased sensitivity to dramatic housing downturns, especially for the subordinate tranches. Many CRTs also have collateral performance triggers (e.g., based on credit enhancement, delinquencies or defaults, etc.) that could shut off principal payments to subordinate tranches. Generally, GSEs have the ability to call all of the CRT tranches at par in 10 years.

There remains significant uncertainty as to whether (or when) Fannie Mae and Freddie Mac will emerge from conservatorship, which has no specified termination date. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the GSEs is in serious question as the U.S. Government reportedly is considering multiple options, ranging on a spectrum from nationalization, privatization, consolidation, or abolishment of the entities. Congress is considering several pieces of legislation that would reform the GSEs, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues.

The FHFA and the U.S. Treasury (through its agreement to purchase GSE preferred stock) have imposed strict limits on the size of GSEs’ mortgage portfolios. In August 2012, the U.S. Treasury amended its preferred stock purchase agreements to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.

Under the direction of the FHFA, Fannie Mae and Freddie Mac entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (UMBS) (the Single Security Initiative). Under the Single Security Initiative, Fannie Mae and Freddie Mac started issuing UMBS in June 2019. Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a Fannie Mae or a Freddie Mac CMO or held for investment. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

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Unlike MBS issued or guaranteed by the U.S. Government or one of the GSEs, MBS issued by private issuers do not have a government or GSE guarantee. Private issuers may purchase various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance, to support the timely payment of principal and interest of the underlying mortgage loans. However, there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. In addition, privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, private MBS may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The value of MBS may change due to shifts in the market’s perception of issuers and changes in interest rates. In addition, statutory and/or regulatory tax and/or other changes may adversely affect the mortgage securities market as a whole. Privately issued MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. MBS have yield and maturity characteristics corresponding to the underlying assets. Certain MBS may include securities backed by pools of mortgage loans made to borrowers with blemished credit histories (“subprime” loans). The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with respect to the borrower’s credit standing and repayment history. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain MBS include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

MBS are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable MBS. In that event, the portfolio may be unable to invest the proceeds from the early payment of the MBS in an investment that provides as high a yield as the MBS. Consequently, early payment associated with MBS may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of MBS. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of MBS. Since the value of long-term securities generally fluctuates more widely in response to changes in interest rates than that of shorter-term securities, maturity extension could increase the inherent volatility of a portfolio. This is known as extension risk. If the life of a MBS is inaccurately predicted, a portfolio may not be able to realize the rate of return it expected. Under certain interest rate and prepayment scenarios, a portfolio may fail to recoup fully its investment in MBS notwithstanding any direct or indirect governmental or agency guarantee.

MBS are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the MBS in which a portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a portfolio to experience a loss equal to any unamortized premium.

Certain portfolios may invest in collateralized mortgage obligations (“CMOs”) and stripped MBS that represent a participation in, or are secured by, mortgage loans. Some MBS, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). MBS are based on different types of mortgages including those on commercial real estate or residential properties.

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CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a portfolio would have the same effect as the prepayment of mortgages underlying other MBS. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a portfolio that invests in CMOs.

Stripped MBS are created when a U.S. government agency or a financial institution separates the interest and principal components of a MBS and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped MBS are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying MBS, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The portfolios may invest in both the IO class and the PO class. The prices of stripped MBS may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped MBS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped MBS. A rapid rate of principal prepayments may have a measurable adverse effect on a portfolio’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped MBS may be more volatile and less liquid than that for other MBS, potentially limiting the portfolio’s ability to buy or sell those securities at any particular time.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the portfolios may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class passthrough certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows

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are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a portfolio’s investment objectives and policies, the portfolio may invest in various tranches of CMO bonds, including support bonds.

Certain portfolios may also invest in directly placed mortgages including residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a portfolio forecloses on any non-performing mortgage, it could end up acquiring a direct interest in the underlying real property and the portfolio would then be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. Investment in direct mortgages involve many of the same risks as investments in mortgage-related securities. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for anticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of a portfolio or the manager or sub-adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of the property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

Mortgage Dollar Rolls.    Certain portfolios may enter into mortgage dollar rolls in which a portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date at a pre-determined price. During the roll period, a portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, a portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon a portfolio’s manager’s or sub-adviser’s ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. A “dollar roll” transaction can be viewed as a collateralized borrowing in which a portfolio pledges a mortgage-related security to a dealer to obtain cash. However, in a “dollar roll” transaction, the dealer with which a portfolio enters into a transaction is not obligated to return the same securities as those originally sold by the portfolio, but generally only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered. If the dealer files for bankruptcy or becomes insolvent, a portfolio’s right to repurchase or sell securities may be limited. Mortgage dollar rolls may be subject to leverage risks. In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate, which would increase costs and may increase a portfolio’s realized net gains that must be distributed to its shareholders. All cash proceeds from dollar roll transactions will be invested in

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instruments that are permissible investments for a portfolio. A portfolio will maintain until the settlement date the segregation, either on the records of a portfolio’s manager or sub-adviser or with its custodian, of cash or other liquid securities in an amount not less than the forward purchase price. Because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to the risks of investing in illiquid securities as well as to a portfolio’s overall limitations on investments in illiquid securities.

Municipal Securities.    Certain of the portfolios may invest in municipal securities (“municipals”), including residual interest bonds, which are debt obligations issued by local, state and regional governments that provide interest income that is excludable from gross income for federal income tax purposes (“excludable interest”). Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons, including: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds (“PABs”) are also considered municipals if the interest thereon is excludable interest (even though that interest may be an item of tax preference for purposes of the federal alternative minimum tax). PABs are issued by or on behalf of public authorities to obtain funds for various privately operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. PABs are ordinarily dependent on the credit quality of a private user, not the public issuer.

The value of municipal securities can be affected by changes in the actual or perceived credit quality of the issuer, which can be affected by, among other things, the financial condition of the issuer, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, and political or economic developments in the region where the instrument is issued. Local and national market forces — such as declines in real estate prices or general business activity — shifting demographics or political gridlock may result in decreasing tax bases, growing entitlement budgets, and increasing construction and/or maintenance costs and could reduce the ability of certain issuers of municipal securities to repay their obligations. Those obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. Budgetary constraints may cause municipal securities to be more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the municipal securities markets could result in increased illiquidity, volatility and credit risk, and a decrease in the number of municipal securities investment opportunities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. These and other factors may adversely affect the value of a portfolio’s investments in municipal securities.

The perceived increased likelihood of default among issuers of municipal securities has resulted in constrained liquidity, increased price volatility and credit downgrades of issuers of municipal securities. Certain issuers of municipal securities have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for issuers of municipal securities to pay existing obligations. In addition, the lack of disclosure rules in this area can make it difficult for investors to obtain reliable information on the obligations underlying municipal securities. Adverse developments in the municipal securities market may negatively affect the value of all or a substantial portion of a portfolio’s holdings in municipal securities.

Options and Futures Transactions.    Certain portfolios may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities and to adjust the duration of fixed income investments.

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Such portfolios may purchase, sell, or write call and put options and futures contracts on securities, financial indices, and foreign currencies and options on futures contracts.

The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the extremely high degree of leveraging involved in futures trading. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by a portfolio and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract or an option and the resulting inability to close a futures position or option prior to its maturity date. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.

Following is a description of specific Options and Futures Transactions. For information concerning the risks associated with utilizing options, futures contracts, and forward foreign currency exchange contracts, please see “Risks of Transactions in Options, Futures Contracts and Forward Currency Contracts.”

Futures Transactions.    Certain of the portfolios may utilize futures contracts. Futures contracts (a potentially high-risk investment) enable a portfolio to buy or sell an asset in the future at an agreed upon price. A futures contract is a bilateral agreement to buy or sell a security or other commodity (or deliver a cash settlement price, in the case of a contract relating to a rate or an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are listed for trading by boards of trade that have been designated “contracts markets” by the CFTC.

No purchase price is paid or received when the contract is entered into. Instead, a portfolio upon entering into a futures contract (and to maintain a portfolio’s open positions in futures contracts) would be required to designate the segregation, either on the records of a portfolio’s manager or sub-adviser or with a portfolio’s custodian, in the name of the futures broker an amount of cash, United States Government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.” The minimum margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. An individual broker, known as a futures commission merchant (“FCM”), may require a greater amount of margin for a particular customer depending upon an assessment of creditworthiness. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the maintenance margin level, the FCM will issue a margin call to restore the account to the initial margin level. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the FCM will transfer the excess to a portfolio. These subsequent payments called “variation margin,” to and from the FCM, may be required to be made on a daily or even intraday basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” A portfolio expects to earn interest income on its accounts that exceeds the margin level required by the FCM. However, any such income may be limited or minimal in a low interest rate environment.

A portfolio will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by a portfolio will usually be liquidated in this manner, the portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous for the portfolio to do so. A clearing organization associated with the

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exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Options on Futures Contracts.    Certain of the portfolios may purchase and write exchange-traded call and put options on futures contracts of the type which the particular portfolio is authorized to enter into. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires.

Options on futures contracts can be used by a portfolio to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If a portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

A portfolio will write only options on futures contracts that are “covered.” A portfolio will be considered “covered” with respect to a put option it has written if, so long as it is obligated as a writer of the put, the portfolio segregates, either on the records of its manager or sub-adviser or with its custodian, cash or other liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). A portfolio will be considered “covered” with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the portfolio owns a security deliverable under the futures contract. A portfolio will be considered “covered” with respect to a call option it has written on a securities index future if the portfolio owns, so long as the portfolio is obligated as the writer of the call, a portfolio of securities the price changes of which are, in the opinion of its manager or sub-adviser, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If a portfolio writes options on futures contracts, the portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the portfolio. If the option is exercised, the portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options Transactions.    Certain portfolios may also write and purchase put and call options. An option (another potentially high-risk security) is a contract that gives the holder of the option, in return for a premium, the right, but not the obligation, to buy from (in the case of a call) or sell to (in the case of a put) the writer of the

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option the asset underlying the option at a predetermined price, often at any time during the term of the option for American options or only at expiration for European options. (The writer of a put or call option would be obligated to buy or sell the underlying asset at a predetermined price during the term of the option.) Each portfolio will write put and call options only if such options are considered to be “covered,” except as described below. A call option on a security is covered, for example, when the writer of the call option owns throughout the option period the security on which the option is written (or a security convertible into such a security without the payment of additional consideration). A put option on a security is covered, for example, when the writer of the put maintains throughout the option period the segregation, either on the records of a portfolio’s manager, sub-adviser or with its custodian, of cash or other liquid assets in an amount equal to or greater than the exercise price of the put option.

Writing Call Options.    A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, a portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the portfolio’s holdings of securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities a portfolio intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

A portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a portfolio will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part.

Unlike the situation in which a portfolio owns securities not subject to a call option, a portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

When a portfolio writes a call option, an amount equal to the premium received by the portfolio is included in the portfolio’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or a portfolio enters into a closing purchase or sale transaction, the portfolio realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, a portfolio realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

A portfolio may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a “closing purchase transaction.” A portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by a portfolio. When an underlying security is sold from a portfolio’s securities portfolio, the portfolio will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

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Writing Put Options.    The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. If a portfolio writes a put option, it will “cover” the position as required by the 1940 Act. A portfolio may “cover” a put option by, for example, maintaining the segregation, either on the records of a portfolio’s manager, sub-adviser or its custodian, of cash or other liquid assets having a value equal to or greater than the exercise price of the option.

A portfolio may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by a portfolio, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a portfolio receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

Purchasing Put and Call Options.    A portfolio may purchase put options on securities to increase a portfolio’s total investment return or to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a portfolio will continue to receive interest or dividend income on the security. A portfolio may also purchase call options on securities to protect against substantial increases in prices of securities that a portfolio intends to purchase pending their ability to invest in an orderly manner in those securities. The portfolios may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

Interest Rate Futures Contracts.    Interest rate futures contracts are exchange-traded contracts for which the underlying reference asset is an interest-bearing fixed-income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The underlying reference asset for a U.S. Treasury futures contract is a U.S. Treasury security. The underlying reference asset for a Eurodollar futures contract is LIBOR; Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.

Interest rate futures contracts may be purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a portfolio’s current or intended investments in fixed-income securities. For example, if a portfolio owned long-term bonds and interest rates were expected to increase, the portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the portfolio’s portfolio. However, since the market for interest rate futures contracts may generally be more liquid than the cash market for individual bonds, the use of interest rate futures contracts as a hedging technique allows the portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of the portfolio’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value, or NAV, of the portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, the portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the

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market has stabilized. At that time, the interest rate futures contracts could be liquidated and the portfolio’s cash reserves could then be used to buy long-term bonds on the cash market.

Securities Index Futures Contracts.    A securities index futures contract is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index. Purchases or sales of securities index futures contracts may be used in an attempt to increase a portfolio’s total investment return or to protect a portfolio’s current or intended investments from broad fluctuations in securities prices. Additionally, through the use of index futures, a portfolio may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs that may be associated with investment in multiple issuers. This may permit a portfolio to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) that may result from increases or decreases in positions already held by a portfolio. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, a portfolio may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a portfolio will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

A broad-based security index will generally have at least ten component issues, while a narrow-based security index will generally have nine or fewer. Futures contracts on a broad-based security index are subject to exclusive regulatory jurisdiction of the CFTC, while futures contracts on a narrow-based security index are a class of “security futures” subject to joint SEC-CFTC jurisdiction.

Securities Index Options.    Certain portfolios may write covered put and call options and purchase call and put options on securities indices for the purpose of increasing the portfolio’s total investment return or hedging against the risk of unfavorable price movements adversely affecting the value of a portfolio’s securities or securities it intends to purchase. Each portfolio writes only “covered” options. A call option on a securities index is considered covered, for example, if, so long as a portfolio is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the portfolio’s manager or sub-adviser, expected to replicate substantially the movement of the index or indices upon which the options written by the portfolio are based. A put option on a securities index written by a portfolio will be considered covered if, so long as it is obligated as the writer of the put, the portfolio segregates, either on the records of its manager, sub-adviser or with its custodian, cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed “index multiplier.”

Securities index options are subject to exclusive SEC jurisdiction.

A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”) or the NYSE Composite Index, or a narrower market index such as the S&P 100 Index (a subset of the S&P 500 Index). Indices may also be based on an industry or market segment such as the NYSE Arca Oil and Gas Index or the NASDAQ Computer Index.

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Over-the-Counter Options.    Certain of the portfolios may engage in over the counter put and call option transactions. Options traded in the OTC market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such OTC options, and the securities used as “cover” for such options, may be considered illiquid securities. Certain portfolios may enter into contracts (or amend existing contracts) with primary dealers with whom they write OTC options. The contracts will provide that each portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each portfolio for writing the option, plus the amount, if any, of the option’s intrinsic value (i.e., the amount the option is “in-the-money”). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written “out-of-the-money.” Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which each portfolio can repurchase the option at any time. The portfolios may be subject to the risk that firms participating in such transactions will fail to meet their obligations. Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. In instances in which a portfolio has entered into agreements with respect to the OTC options it has written, and such agreements would enable the portfolio to have an absolute right to repurchase at a pre-established formula price the OTC option written by it, the portfolio would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is “in-the-money,” i.e., the amount by which the price of the option exceeds the exercise price. Certain OTC options are considered to be swaps. For information concerning the risks associated with utilizing swaps, please see “Swaps.”

Limitations on Purchase and Sale of Options, Futures Contracts and Options on Futures Contracts.    A portfolio may invest in futures and options for hedging purposes, as well as non-hedging purposes, to the extent permitted in the portfolio’s respective prospectus and statement of additional information. In instances involving the purchase of futures contracts or the writing of put options thereon by a portfolio, an amount of cash and cash equivalents, equal to the cost of such futures contracts or options written (less any related margin deposits), will be designated either on the records of a portfolio’s manager, sub-adviser or with its custodian, thereby insuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of call options thereon by a portfolio, the portfolio generally will seek to, but is not required to, hold the securities underlying such futures contracts or options. In the case of index futures and related options, the portfolio may, but is not required to, own securities the price changes of which are, in the opinion of its manager or sub-adviser, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

Risks of Transactions in Options, Futures Contracts and Forward Currency Contracts

Options.    A closing purchase transaction for exchange-traded options may be made only on a national securities exchange (“exchange”). There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as OTC options, no secondary market on an exchange may exist. A liquid secondary market for particular options, whether traded OTC or on an exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more

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exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If a portfolio is unable to effect a closing purchase transaction, the portfolio will not sell the underlying security until the option expires or the portfolio delivers the underlying security upon exercise.

Options traded in the OTC market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded OTC. The portfolios will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as “cover” for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a portfolio will not exactly match the composition of the securities indices on which options are written. There are a number of factors which may prevent derivatives or other strategies used by a portfolio from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of a portfolio’s fees, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a portfolio and the determination of the net asset value of the portfolio’s shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a portfolio invests; (iv) a portfolio having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a portfolio (due to share purchases or redemptions, for example), potentially resulting in the portfolio being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a portfolio’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a portfolio in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

Futures.    The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result

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in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In addition, transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a portfolio of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. A portfolio’s manager or its sub-adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the portfolio’s underlying instruments sought to be hedged.

Successful use of futures contracts by a portfolio for hedging purposes is also subject to the manager’s or a sub-adviser’s ability to correctly predict movements in the direction of the market and other economic factors. It is possible that, when a portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the portfolio’s portfolio might decline. If this were to occur, a portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although the portfolios, specified in the Prospectus, intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a portfolio would continue to be required to make daily cash payments of variation margin. If a portfolio has insufficient cash, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

Foreign Options and Futures.    Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when a portfolio trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic exchange. In particular, funds received from a portfolio for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time a portfolio’s order is placed and the time it is liquidated, offset or exercised.

Foreign Currency Contracts.    A portfolio may also seek to enhance returns or hedge against a change in the value of a currency through use of currency futures or currency options. Hedging against a change in the

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value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Whether a currency hedge benefits a portfolio will depend on the ability of a portfolio’s manager or sub-adviser to predict future currency exchange rates.

The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a portfolio’s position, it may forfeit the entire amount of the premium plus related transaction costs.

Foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a portfolio if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

The cost to a portfolio of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the prevailing market conditions. Since transactions in foreign currency exchanges usually are conducted on a principal basis, no fees or commissions are involved.

Participatory Notes.    A portfolio may invest in participatory notes (commonly known as “P-Notes”) issued by banks or broker-dealers that are designed to replicate the performance of certain issuers and markets. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. The performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with a portfolio. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a portfolio relies on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes. Participatory notes involve transaction costs. A portfolio’s ability to redeem or exercise a participation note generally is dependent on the liquidity in the local trading market for the security underlying the participation note. Participatory notes may be considered illiquid and, therefore, participatory notes considered illiquid will be subject to a portfolio’s percentage limitation on investments in illiquid securities.

Preferred Stocks.    Preferred stocks have the right to receive specified dividends before the payment of dividends on common stock. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds take precedence over the claims of owners of the issuer’s preferred and common stock. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies. If interest rates rise, the specified dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. The value of preferred stocks is sensitive to changes in interest rates and to changes in the issuer’s credit quality. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. Cumulative preferred stock requires the issuer to pay stockholders all prior unpaid dividends before the issuer can pay dividends on common stock, whereas non-cumulative preferred stock does not require the issuer to do so. Some preferred stocks also participate in dividends paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. A portfolio may treat such redeemable preferred stock as a fixed income security.

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Precious Metals Risk.    Precious metals, such as gold and silver, generate no interest or dividends, and the return from investments in such precious metals will be derived solely from the gains and losses realized upon sale. Prices of precious metals may fluctuate, sharply or gradually, and over short or long periods of time. The prices of precious metals may be significantly affected by factors such as changes in inflation or expectations regarding inflation in various countries, the availability of supplies and demand, changes in industrial and commercial demand, developments in the precious metals mining industries, precious metals sales by governments, central banks or international institutions, investment speculation, hedging activity by producers, currency exchange rates, interest rates, and monetary and other economic policies of various governments. In addition, because the majority of the world’s supply of gold and silver is concentrated in a few countries, such investments may be particularly susceptible to political, economic and environmental conditions and events in those countries.

Real Estate Industry Investing.    Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include: the cyclical nature of real estate values, including the decline in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. To the extent that assets underlying a portfolio’s investments are concentrated geographically, by property type or in certain other respects, the portfolio may be subject to certain of the foregoing risks to a greater extent. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of the portfolios’ investments.

Real Estate Investment Trusts. (“REITs”).    REITs pool investors’ funds for investment primarily in income-producing real estate or real estate related loans or interests. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. A REIT is not taxed on net income and net realized gains that it distributes to its owners if it complies with statutory and regulatory federal income tax requirements relating to its management, organization, ownership, assets and income and a statutory requirement that it distribute to its owners at least 90% of the sum of its REIT taxable income and certain other income for each taxable year. Various other countries have also adopted REIT-like structures that receive comparable tax treatment, provided that certain requirements are met. Failure by a REIT or REIT-like structure to meet such requirements may have adverse consequences on a portfolio that invests therein. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

A shareholder in any portfolio, by investing in REITs indirectly through the portfolio, will bear not only its proportionate share of the expenses of the portfolio, but also, indirectly, the management expenses of the underlying REITs. In addition, equity REITs may be affected by changes in the values of the underlying property they own, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects and risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and, with respect to domestic REITs, the possibility of failing (1) to qualify for tax-free “pass-through” under the Code of net investment income and net realized gains distributed to shareholders and (2) to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs holding those securities could end up holding the underlying real estate.

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Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Risks associated with investments in securities of real estate companies include those discussed above in “Real Estate Industry Investing.”

Recent Market Conditions.    An outbreak of respiratory disease caused by a novel coronavirus (COVID-19) was first detected in China in late 2019 and subsequently spread globally. As of the date of this SAI, the impact of the outbreak has been rapidly evolving, and cases of the virus have continued to be identified in most developed and emerging countries throughout the world. The transmission of COVID-19 and efforts to contain its spread have resulted in significant disruptions to business operations, supply chains and customer activity, widespread business closures and layoffs, international, national and local border closings, extended quarantines and stay-at-home orders, event cancellations, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, as well as general concern and uncertainty that has negatively affected the global economy. These circumstances are evolving, and further developments could result in additional disruptions and uncertainty. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of the COVID-19 pandemic may last for an extended period of time and could result in a substantial economic downturn or recession.

Health crises caused by pandemics, such as the COVID-19 outbreak, may exacerbate other pre-existing political, social, economic, and financial risks. The impact of the coronavirus outbreak, and other epidemics and pandemics that may arise in the future, could result in a general decline in the global economy, and negatively affect the performance of individual countries, industries, or sectors in significant and unforeseen ways. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular companies, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. All of these risks may have a material adverse effect on the performance and financial condition of the securities in which a portfolio invests, and on the overall performance of a portfolio.

The U.S. federal government and certain foreign central banks have taken a variety of unprecedented actions to stimulate the economy and calm the financial markets. For example, in March 2020, the U.S. government adopted the largest economic stimulus package in recent history, estimated at $2 trillion, which is aimed at supporting American workers and businesses adversely affected by economic upheaval stemming from the COVID-19 pandemic. The law provides for loans and other disbursements to a wide swath of the economy, including direct payments to Americans and loans to large and small companies, as well as expanding unemployment insurance. The ultimate effect of these efforts is not yet known, and they may not be successful.

In the future, the U.S. federal government or other governments may take actions that could affect the overall economy as well as the securities in which a portfolio invests, the markets in which they trade, or the issuers of such securities, in ways that are unforeseen. Governmental and quasi-governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve (the “Fed”), have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. Certain of those policy changes have been or are being implemented or considered in response to the COVID-19 pandemic. The Fed has spent hundreds of billions of dollars to keep credit flowing through short-term money markets since mid-September 2019 when a shortage of liquidity caused a spike in overnight borrowing rates, and again in 2020 with large stimulus initiatives intended to respond to economic stresses stemming from the COVID-19 pandemic. The Fed has signaled that it plans to maintain its interventions at an elevated level. Changes in government policies or central banks could negatively affect the value and liquidity of a portfolio’s investments and cause it to lose money, and there can be no assurance that the initiatives undertaken by governments and central banks will be successful.

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The COVID-19 outbreak, and future pandemics, could also impair the information technology and other operational systems upon which the Adviser relies, and could otherwise disrupt the ability of a portfolio’s service providers to perform essential tasks. Such impacts could impair a portfolio’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of a portfolio’s service providers, and negatively impact a portfolio’s performance. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately value its investments.

Markets generally and the energy sector specifically, including MLPs and energy companies in which certain portfolios invest, have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of the coronavirus and by price competition among key oil producing countries. The energy sector has experienced significant volatility in recent periods, including a historic drop in the price of crude oil and natural gas prices, and may continue to experience relatively high volatility for a prolonged period.

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. The rise in protectionist trade policies, and changes to some major international trade agreements and the potential for changes to others, could affect the economies of many countries in ways that cannot necessarily be foreseen at the present time. Political and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Financial markets in the United States and China have been sensitive to the outlook for resolving ongoing U.S.-China trade disputes.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the United States and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate change or other significant policy initiatives, whether brought about by U.S. policy makers or by dislocations in world markets. Extremely low or negative interest rates may become more prevalent. To the extent a portfolio has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the portfolio would generate a negative return on that investment. Similarly, negative rates on investments by a fund that is a money market fund would make it difficult, if not impossible, for the fund to maintain a stable $1 net asset value per share without financial support from the fund’s sponsor or other persons. There is no assurance that such support would be provided, which could lead to losses on investments in the fund, including on investments by a portfolio that uses the fund as an investment option for the portfolio’s uninvested cash. While negative yields may reduce the demand, liquidity and valuation of fixed income investments, investors may be willing to continue to purchase such investments for a number of reasons, including, but not limited to, price insensitivity, arbitrage opportunities across fixed income markets or rules-based investment strategies. If negative interest rates become more prevalent, investors may over time seek to reallocate assets to other income-producing assets or equity investments that pay a dividend, which may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives.

Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The United States is also said to be considering significant new investments in infrastructure, national defense and other spending priorities which, coupled with lower federal tax rates, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.

The implementation and the resulting impact of the United Kingdom’s January 31, 2020 departure from the European Union (the “EU”), commonly referred to as “Brexit,” remain uncertain. The effect on the economies of the United Kingdom and the EU will likely depend on the nature of trade relations between the United Kingdom and the EU and other major economies following Brexit, which are subject to negotiation. During a transition period that will extend to December 2020, and that can be extended for an additional period, the

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United Kingdom will have access to the EU single market and be subject to EU regulation. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies.

In addition, global climate change may have an adverse effect on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a storm-driven increase in flooding could cause coastal properties to lose value or become unmarketable altogether. Large wildfires driven by high winds and prolonged drought may devastate entire communities and may be very costly to any business found to be responsible for the fire or conducting operations in affected areas. These losses could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these effects might unfold. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may never recover their value.

Repurchase Agreements.    A repurchase agreement is a transaction in which a portfolio purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a portfolio upon acquisition is accrued as interest and included in the portfolio’s net investment income. Repurchase agreements generally result in a fixed rate of return insulated from market fluctuation during the holding period, and generally are used as a means of earning a return on cash reserves for periods as short as overnight.

Repurchase agreements may have the characteristics of loans by a portfolio. During the term of a repurchase agreement, a portfolio, among other things, (i) retains the securities or other obligations subject to the repurchase agreement, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the portfolio and its counterparty, as collateral securing the seller’s repurchase obligation, (ii) continually monitors on a daily basis the market value of the securities or other obligations subject to the repurchase agreement and (iii) requires the seller to deposit with the portfolio collateral equal to any amount by which the market value of the securities or other obligations subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

Certain portfolios intend to enter into repurchase agreements only in transactions with counterparties (which may include brokers-dealers, banks, U.S. government securities dealers and other intermediaries) believed by the portfolio’s manager or sub-adviser to present minimal credit risks. A portfolio generally will not enter into a repurchase agreement maturing in more than seven days. The SEC staff currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

Repurchase agreements carry certain risks, including risks that are not associated with direct investments in securities. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, a portfolio would look to the collateral underlying the seller’s repurchase agreement, including the securities or other obligations subject to the repurchase agreement, for satisfaction of the seller’s obligation to the portfolio. A portfolio’s right to liquidate the securities or other obligations subject to the repurchase agreement in the event of a default by the seller could involve certain costs and delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price (e.g., due to transactions costs or a decline in the value of the collateral), the portfolio could suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency.

Reverse Repurchase Agreements, Dollar Rolls and Sale-Buyback Transactions.    A portfolio may enter into reverse repurchase agreements and dollar rolls with brokers, dealers, domestic and foreign banks and/or other financial institutions. A portfolio may also enter into sale-buyback transactions and other economically

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similar transactions. Reverse repurchase agreements, dollar rolls and sale-buyback transactions may be viewed as the borrowing of money by a portfolio. See “Fundamental Restrictions” for more information concerning restrictions on borrowing by each Portfolio. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

In a reverse repurchase agreement, a portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. During the term of the agreement, a portfolio retains ownership of the security and will continue to receive any principal and interest payments on the underlying security. A portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. If interest rates rise during a reverse repurchase agreement, it may adversely affect a portfolio’s net asset value.

In “dollar roll” transactions, a portfolio sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date at a pre-determined price. During the roll period, a portfolio would forego principal and interest paid on such securities. A portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. See “Mortgage Dollar Rolls” for more information.

A portfolio also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of a portfolio’s repurchase of the underlying security. A portfolio’s obligations under a sale-buyback typically would be offset by liquid assets in an amount not less than the amount of the portfolio’s forward commitment to repurchase the subject security.

At the time a portfolio enters into a reverse repurchase agreement, dollar roll or sale-buyback, it will maintain the segregation, either on the records of a portfolio’s manager, sub-adviser or with its custodian, of cash or other liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements, dollar rolls and sale-buybacks represent a form of leverage and their use by a portfolio may increase the portfolio’s volatility. Reverse repurchase agreements, dollar rolls and sale-buybacks involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a portfolio has sold but is obligated to repurchase. In addition, when a portfolio invests the proceeds it receives in a reverse repurchase agreement, dollar roll or sale buy-back, there is a risk that those investments may decline in value. Reverse repurchase agreements, dollar rolls and sale-buybacks also involve the risk that the buyer of the securities sold by a portfolio might be unable or unwilling to deliver them when that portfolio seeks to repurchase, which may result in losses to the portfolio. In the event the buyer of securities under a reverse repurchase agreement, dollar roll or sale-buyback files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a portfolio’s obligation to repurchase the securities, and a portfolio’s use of the proceeds of the agreement may effectively be restricted pending such decision, which could adversely affect the portfolio.

A portfolio’s investment of the proceeds of reverse repurchase agreements, dollar rolls and sale-buybacks may be viewed as creating leverage in the portfolio and as such involve leverage risk.

Time and Demand Deposits.    Time deposits are interest-bearing, non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity

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of such deposits. There are no contractual restrictions on the right to transfer a beneficial interest in a time deposit to a third party, but there is no secondary market for such deposits. Demand deposits are accounts at banks and financial institutions from which deposited funds can be withdrawn at any time without notice to the depository institution. The majority of demand deposit accounts are checking and savings accounts.

A portfolio may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the limits on illiquid securities.

Time deposits are subject to the same risks that pertain to domestic issuers of money market instruments, most notably credit risk (and to a lesser extent, income risk, market risk, and liquidity risk). In addition, time deposits of foreign branches of U.S. banks and foreign branches of foreign banks may be subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent of government regulation of financial markets, and expropriation or nationalization of foreign issuers. Demand deposits are subject to general market and economic risks as they are usually considered part of the money supply. In addition, demand deposits are subject to risks of fraud. As access to demand deposits (e.g., via ATMs and online banking) has increased, so have the ways to carry out fraudulent schemes. Demand deposit fraud can take many forms, such as phishing schemes, cross-channel and check fraud.

Sectors.    From time to time, based on market or economic conditions, a portfolio may have significant positions in one or more sectors of the market. To the extent a portfolio invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or subsectors. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. A portfolio’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Communication Services Sector.    The communication services sector, particularly telephone operating companies, are subject to both federal and state government regulations. Many telecommunications companies intensely compete for market share and can be impacted by technology changes within the sector such as the shift from wired to wireless communications. In September 2018, the communication services sector was redefined to also include media, entertainment and select internet-related companies. Media and entertainment companies can be subject to the risk that their content may not be purchased or subscribed to. Internet-related companies may be subject to greater regulatory oversight given increased cyberattack risk and privacy concerns. Additionally, internet-related companies may not achieve investor expectations for higher growth levels, which can result in stock price declines.

Consumer Discretionary Sector.    The consumer discretionary sector can be significantly affected by the performance of the overall economy, interest rates, competition, and consumer confidence. Success can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products.

Consumer Staples Sector.    The consumer staples sector can be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, and environmental factors, as well as the performance of the overall economy, interest rates, consumer confidence, and the cost of commodities. Regulations and policies of various domestic and foreign governments affect agricultural products as well as other consumer staples.

Energy Sector.    The energy markets have experienced significant volatility in recent periods, including a historic drop in the price of crude oil and natural gas prices, and may continue to experience relatively high volatility for a prolonged period. To the extent that energy markets continue to experience these adverse conditions, this will adversely affect the ability of MLPs and energy companies in which certain portfolios invest to sustain their historical distribution levels, which in turn, may adversely affect such portfolios.

The energy sector is cyclical and highly dependent on commodities prices. The market values of companies in the energy sector may fluctuate widely and could be adversely affected by, among other factors, the levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on and the success of exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this

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sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. The Middle East, where many companies in the energy sector may operate, has historically and recently experienced widespread social unrest. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife, natural disasters or other catastrophes. Any such event could result in a material adverse impact to a portfolio’s holdings and the performance of a portfolio. In addition, there is growing political pressure to reduce the use of fossil fuels, which could begin to impact the securities of companies in the fossil fuel industry and the prices of related commodities. Energy companies also may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or in the global economy. In addition, since the terrorist attacks in the United States on September 11, 2001, the U.S. government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure and production, transmission, and distribution facilities, might be future targets of terrorist activity.

Financials Sector.    The financials sector is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments that companies in this sector can make, and the interest rates and fees that these companies can charge. Profitability can be largely dependent on the availability and cost of capital and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Financial difficulties of borrowers can negatively affect the financials sector. Insurance companies can be subject to severe price competition. The financials sector can be subject to relatively rapid change as distinctions between financial service segments become increasingly blurred.

Health Care Sector.    The health care sector is subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability. Furthermore, the types of products or services produced or provided by health care companies quickly can become obsolete. In addition, pharmaceutical companies and other companies in the health care sector can be significantly affected by patent expirations.

Industrials Sector.    The industrials sector can be significantly affected by general economic trends, including employment, economic growth, and interest rates, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls, and worldwide competition. Companies in this sector also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Information Technology Sector.    The information technology sector can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. The issuers of technology securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

Materials Sector.    The materials sector can be significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import and export controls, and worldwide competition. At times, worldwide production of materials has exceeded demand as a result of over-building or economic downturns, which has led to commodity price declines and unit price reductions. Companies in this sector also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Utilities Sector.    The utilities sector can be significantly affected by government regulation, interest rate changes, financing difficulties, supply and demand of services or fuel, changes in taxation, natural resource conservation, intense competition, and commodity price fluctuations.

Securities Lending.    A portfolio may lend securities to brokers, dealers or other institutional investors needing to borrow securities to complete certain transactions. In connection with such loans, a portfolio remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on loaned securities. A portfolio has the right to terminate a loan at any time. If a portfolio terminates a loan, it will forgo any income on the loan after the termination. A portfolio does not have the right to vote on securities while they are on loan, but such portfolio’s investment

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manager may attempt to terminate loans in time to vote those proxies the investment manager has determined are material to the portfolio’s interests. A portfolio has the right to call each loan and obtain the securities on one standard settlement period’s notice or, in connection with the securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A lending portfolio will receive collateral consisting of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a portfolio’s investment program and applicable law, which will be maintained at all times in an amount at least equal to 100% of the current market value of the loaned securities. If the collateral consists of cash, a portfolio will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on investment. If the collateral consists of a letter of credit or securities, the borrower will pay a portfolio a loan premium fee. Should the borrower of securities fail financially, a portfolio may experience delays in recovering the loaned securities or in exercising its rights in the collateral. Additional risks include the possible decline of the value of the securities acquired with cash collateral. This risk is increased when a portfolio’s loans are concentrated with a single borrower or a limited number of borrowers. A portfolio seeks to minimize this risk by limiting the investment of cash collateral to high quality instruments with short maturities, repurchase agreements, money market funds or similar private investment vehicles. A portfolio may participate in securities lending programs operated by financial institutions that act as lending agents. A lending agent will receive a percentage of the total earnings of a portfolio derived from lending the portfolio’s securities.

Short Sales.    A “short sale” is the sale by a portfolio of a security which has been borrowed from a third party on the expectation that the market price will drop. To complete such a transaction, a portfolio must borrow the security to make delivery to the buyer. The portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by a portfolio. Until the security is replaced, a portfolio is required to prepay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a portfolio also may be required to pay a premium, which would increase the cost of the security sold short. The net proceeds of a short sale will be retained by the sub-adviser (or by the portfolio’s custodian), to the extent necessary to meet margin requirements, until the short position is closed out. The portfolios will incur transaction costs in effecting short sales.

A portfolio generally will engage only in covered short sales. In a covered short sale, a portfolio either (1) enters into a “short sale” of securities in circumstances in which, at the time the short position is open, the portfolio owns an equal amount of the securities sold short or owns securities convertible or exchangeable, without payment of further consideration, into an equal number of securities sold short (also known as a short sale “against the box”), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short. A short sale may be entered into by a portfolio to, for example, lock in a sale price for a security the portfolio does not wish to sell immediately. To the extent that a portfolio engages in short sales, it will provide collateral to the broker-dealer arranging the short sale and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the manager or sub-adviser determines to be liquid in accordance with procedures established by a portfolio’s board of trustees and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the portfolio replaces the borrowed security.

A portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. A portfolio may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a portfolio may be required to pay in connection with a short sale. There can be no assurance that a portfolio will be able to close out a short position at any particular time or an acceptable price.

Short-Term Investments.    Short-term investments include investments in various types of U.S. government securities and high-quality, short-term debt securities with remaining maturities of one year or less (“money market instruments”). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which each portfolio may invest include but are not limited to: government obligations, certificates of deposit, time deposits, bankers’ acceptances, commercial paper, short-term corporate securities and repurchase agreements. The portfolios may invest in both foreign and domestic money market instruments, including foreign currency, foreign time deposits and foreign bank acceptances of domestic branches of foreign banks and savings and loan associations and similar institutions.

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Small Company Securities and Micro-Cap Company Securities.    Certain portfolios may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones, and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these portfolios may involve a greater degree of risk than an investment in other portfolios that seek capital appreciation by investing in better known, larger companies.

Certain portfolios also may invest in the securities of micro-capitalization companies. Micro-capitalization companies represent the smallest sector companies based on market capitalization. Micro-capitalization companies may be in their earliest stages of development and may offer unique products, services or technologies or may serve special or rapidly expanding niches. Micro-capitalization companies may be less able to weather economic shifts or other adverse developments than larger, more established companies and may have less experienced management and unproven track records. Micro-capitalization companies also may be more susceptible to setbacks or economic downturns. Micro-capitalization securities are generally subject to the same risks as small-capitalization securities. However, micro-capitalization securities may involve even greater risk because they trade less frequently than larger stocks and may be less liquid, subjecting them to greater price fluctuations than larger company stocks.

Small-cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a portfolio of portfolio securities to meet redemptions or otherwise may require the portfolio to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the investment manager’s judgment, such disposition is not desirable.

Structured Products.    Certain portfolios may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.

Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a portfolio to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of a portfolio.

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Credit-Linked Securities.    Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a portfolio may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a portfolio would receive as an investor in the trust. A portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Structured Notes.    Structured notes are derivative debt instruments, the terms of which may be “structured” by the purchaser and the borrower issuing the note. The amount of principal repayment and/or interest payments on structured notes is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. The credit risk of structured notes that involve no credit enhancement generally will be equivalent to that of the underlying instruments. In addition, a class of structured notes that is subordinated to the right of payment of another class typically has higher yields and presents greater risks than a class of structured notes that is unsubordinated.

Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities. In addition, the terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Certain issuers of structured notes may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a portfolio’s investment in these structured notes may be limited by restrictions contained in the 1940 Act. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes. The possible lack of a liquid secondary market for structured notes and the resulting inability of a portfolio to sell a structured note could expose the portfolio to losses and could make structured notes more difficult for the portfolio to value accurately.

Swaps.    Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. A “standard” swap contract is an agreement between two parties to exchange the return generated by one asset for the return (or differential in rate of return) generated by another asset. The payment streams are calculated by reference to a specified asset, such as a specified security or index, and agreed upon “notional amount” (e.g., a particular dollar amount invested in a specified security or index). The “notional amount” of the

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swap agreement is used as a basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, price indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index or to swap a single or periodic fixed amount(s) (or premium) for periodic amounts based on the movement of a specified index.

With respect to swaps, if the underlying reference asset is a broad-based security index (generally, an index of securities having at least 10 component issues), the instrument will generally be classified as a swap, which means that it is fully subject to CFTC jurisdiction. If the underlying reference asset is a narrow-based security index (generally, an index of securities having nine or fewer component issues), the instrument will generally be classified as a “security-based swap,” which is subject to the antifraud, antimanipulation and insider trading jurisdiction of the SEC. However, if the parties to the transaction or a third-party created the underlying index, and the transaction’s governing documents permit substitution of the component stocks comprising the index, the index would always be deemed narrow-based, even if it had 10 or more component securities at all times, and even if no actual substitution of component stocks were made. If the underlying reference asset is a narrow-based security index, the instrument will be classified as a security-based swap and subject only to the full jurisdiction of the SEC.

Swap agreements historically have been individually negotiated and most swap agreements are currently traded over the counter. Certain standardized swaps currently are, and more in the future will be, centrally cleared and traded on either a swap execution facility or a designated contract market. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. For example, swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction. For example, an investor could lose margin payments it has deposited with its FCM as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. As noted above, regulators have adopted regulations governing margin on uncleared swaps. Although margin posting requirements may vary depending on the size of a portfolio and other factors, the initial margin required for uncleared swaps is likely to exceed the amount required under the rules of a clearinghouse and by a clearing member FCM, because the timeframe that initial margin on uncleared swaps is designed to cover is longer than for cleared swaps.

To the extent a swap is not centrally cleared, the use of a swap involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to a portfolio. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. If a default occurs by the counterparty to such a transaction, a portfolio may have contractual remedies pursuant to the agreements related to the transaction.

A portfolio will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the portfolio receiving or paying, as the case may be, only the net amount of the two payments). Thus, a portfolio’s obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio), and any accrued but unpaid net amounts owed to a swap counterparty will be

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covered by, for example, designating the segregation, either on the records of the manager or sub-adviser or with the applicable trust’s custodian, of cash, receivables or other liquid assets. To the extent that the net amount owed to a swap counterparty is covered by an offsetting position or with cash, receivables or liquid assets, the manager or sub-adviser believes that such obligation does not constitute a “senior security” under the 1940 Act and, accordingly, will not treat it as being subject to a portfolio’s senior security or borrowing restrictions. With respect to swap transactions that are not entered into on a net basis, a portfolio will cover its obligation under any such transaction in a manner consistent with the 1940 Act so that the obligation does not constitute a “senior security” under the 1940 Act. A portfolio may enter into swap transactions in accordance with guidelines established by the board of trustees. Pursuant to these guidelines, a portfolio may only enter into swap transactions where the manager or sub-adviser has deemed the counterparties to be creditworthy and such counterparties have been approved by the manager or sub-adviser.

Swaps generally do not involve the delivery of securities, other underlying assets, or principal. Accordingly, unless there is a counterparty or clearinghouse default, the risk of loss with respect to swaps is limited to the net amount of payments a portfolio is contractually obligated to make. If the other party to a swap defaults, a portfolio’s risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation and in some cases transacting in swaps that are centrally cleared and exchange traded. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and generally will not be centrally cleared or traded on an exchange and, accordingly, they are less liquid than traditional swap transactions. For purposes of applying a portfolio’s investment policies and restrictions (as stated in a portfolio’s prospectus and this SAI), swap agreements generally are valued by the portfolio at market value. In addition, because they are two party contracts and because they may have terms greater than seven days, some swap agreements may be considered to be illiquid.

The use of swaps is a highly specialized activity that involves investment techniques and risks (such as counterparty risk) different from those associated with ordinary portfolio securities transactions. If a portfolio’s manager or sub-adviser is incorrect in its forecasts of applicable market factors, such as market values, interest rates, and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used. The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act on July 21, 2010. The Dodd-Frank Act changed the way the U.S. swap market is supervised and regulated. Developments in the swaps market, including under final implementing regulations adopted under the Dodd-Frank Act, will adversely affect a portfolio’s ability to enter into certain swaps in the OTC market (and require that certain of such instruments be exchange-traded and centrally-cleared). Dodd-Frank Act developments could also adversely affect a portfolio’s ability to support swap trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments. As discussed above, regulations have been adopted by the CFTC and banking regulators that require a portfolio to post margin on OTC swaps, and would eventually require posting of initial margin if the portfolio has a “material swaps exposure,” and clearing organizations and exchanges require minimum margin requirements for exchange-traded and cleared swaps. These changes under the Dodd-Frank Act may increase the cost of a portfolio’s swap investments, which could adversely affect portfolio investors.

A portfolio may enter into a variety of swap transactions, including total return swaps, inflation swaps, currency swaps, interest rate swaps, caps, floors, swaptions, credit default swaps, and contracts for difference.

Total return swap agreements are contracts in which one party agrees to make periodic payments to another party during a specified period of time based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements are often used to obtain exposure to a security or market without owning or taking

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physical custody of such security or investing directly in such market. The value of the swap position as well as the payments required to be made by a portfolio or a counterparty will increase or decrease depending on the changes in the value of the underlying asset(s).

Inflation swaps into which a portfolio may enter generally are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other party pays a compounded fixed rate.

Currency swaps involve the exchange by one party with another party of a series of payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a portfolio may enter into currency swaps that involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Interest rate swaps involve the exchange between two parties of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. Caps and floors may be less liquid than swaps. In addition, the value of interest rate transactions will fluctuate based on changes in interest rates.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receive swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. A purchaser of a swaption risks losing only the amount of the premium it has paid should it decide to let the option expire, whereas the seller of a swaption is subject to the risk that it will become obligated if the option is exercised. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

A portfolio also may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a portfolio. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, which is typically between one month and ten years, provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A portfolio may be either the buyer or seller in the transaction. If a portfolio is a buyer and no credit event occurs, the portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the portfolio generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. In this connection, there is a risk that instability in the markets can threaten the ability of a buyer to fulfill its obligation to deliver the underlying securities to the seller. As a seller, a portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. However, if a credit event occurs, the portfolio generally must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the seller, a portfolio would effectively add leverage because, in addition to its total net assets, a portfolio would be subject to investment exposure on the notional amount of the swap.

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Credit default swap agreements involve greater risks than if a portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the portfolio). In connection with credit default swaps in which a portfolio is the buyer, the portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the portfolio’s exposure (any accrued but unpaid net amounts owed by the portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a portfolio is the seller, the portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the portfolio). Such segregation or “earmarking” is intended to ensure that a portfolio has assets available to satisfy its obligations with respect to the transaction and limit any potential leveraging of the portfolio. Such segregation or “earmarking” will not limit a portfolio’s exposure to loss. To the extent that credit default swaps are entered into for hedging purposes or are covered as described above, the Adviser believes such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, will not treat them as being subject to a portfolio’s senior security and borrowing restrictions.

In the case of a credit default swap sold by a portfolio (i.e., where the portfolio is selling credit default protection), the portfolio may value the credit default swap at its notional amount in applying certain of the portfolio’s investment policies and restrictions, but may value the credit default swap at market value for purposes of applying certain of the portfolio’s other investment policies and restrictions.

A contract for difference (“CFD”) offers exposure to price changes in an underlying security (e.g., a single security, stock basket or index) without ownership of such security, typically by providing investors the ability to trade on margin. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the notional value of the underlying instrument at the opening of the contract and that instrument’s notional value at the end of the contract. The buyer and seller are both required to post margin, which is adjusted daily, and adverse market movements against the underlying instrument may require the buyer to make additional margin payments. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer’s initiative.

By entering into a CFD, a portfolio could incur losses because it would face many of the same types of risks as owning the underlying instrument directly. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin, and this may be on short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which a portfolio would be liable. As with other types of swap transactions, CFDs also carry counterparty risk, which is the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract, in which case the value of the contract, and of a portfolio’s shares, may be reduced.

U.S. Government Securities.    U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. Examples of obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or its instrumentalities include securities issued or guaranteed by government agencies that are supported by the full faith and credit of the U.S. government (e.g., securities issued by the Federal Housing Administration, Export-Import Bank of the U.S., Small Business Administration, and Ginnie Mae); securities issued and guaranteed by a government-sponsored

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stockholder-owned corporation, though not backed by the full faith and credit of the United States (e.g., securities issued by Fannie Mae or Freddie Mac); and securities issued or guaranteed by government agencies that are supported primarily or solely by the credit of the particular agency (e.g., Interamerican Development Bank, the International Bank for Reconstruction and Development, and the Tennessee Valley Authority). As a result of market influences, yields of short-term U.S. Treasury debt instruments are near historic lows. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises in the future, and the U.S. government may be unable to pay debts when due.

U.S. government securities also include Treasury inflation-indexed securities (originally known as Treasury inflation-protected securities or “TIPS”), which are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. TIPS have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. Interest on TIPS is payable semiannually on the inflation-adjusted principal value. The periodic adjustment to the principal value of TIPS is tied to the CPI-U, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services. The principal value of TIPS would decline during periods of deflation and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced, but the principal amount payable at maturity would not be less than the original par amount. The value of TIPS is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. If inflation is lower than expected while a portfolio holds TIPS, the portfolio may earn less on the TIPS than it would on conventional Treasury bonds. Any increase in the principal value of TIPS is taxable in the taxable year the increase occurs, even though holders do not receive cash representing the increase at that time. See the “Taxation” section of this SAI.

U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than that of U.S. Treasury bills with comparable maturities.

In August 2011, S&P downgraded its long-term sovereign credit rating on the U.S. from “AAA” to “AA+”. A further downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could result in higher interest rates for individual and corporate borrowers, cause disruptions in bond markets and have a substantial negative effect on the U.S. economy.

Variable Rate Notes.    The commercial paper obligations which the portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., the “Master Note”) permit a portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the portfolio as lender and the issuer as borrower. It permits daily changes in the amounts borrowed. A portfolio has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the portfolios and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The

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portfolios have no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the sub-adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously.

Warrants.    Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a high risk investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. A warrant ceases to have value if it is not exercised prior to its expiration date. As a result, warrants may be considered more speculative than certain other types of investments.

Zero-Coupon Bonds and Payment In-Kind Bonds.    Zero-coupon bonds are issued at a significant discount from their principal amount (referred to as “original issue discount” or “OID”), generally pay interest only at maturity rather than at intervals during the life of the security, and are redeemed at face value when they mature. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds in additional bonds rather than in cash. Zero-coupon and payment-in-kind bonds thus allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, those bonds may involve greater credit risks, and their value is subject to greater fluctuation in response to changes in market interest rates, than bonds that pay current interest in cash. Even though such bonds do not pay current interest in cash, a portfolio that invests in them is nonetheless required annually to accrue as interest income a portion of the OID on zero-coupon bonds and to include in gross income the “interest” on payment-in-kind bonds for federal income tax purposes and generally to distribute the amount of that interest at least annually to its shareholders. See the “Taxation” section of this SAI. Thus, a portfolio that invests in such bonds could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Portfolio Turnover.    The length of time a portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a portfolio is known as “portfolio turnover.” High portfolio turnover may result from the strategies of a portfolio’s manager or sub-adviser(s) or when one sub-adviser replaces another, necessitating changes in the portfolio it advises. Portfolio turnover may vary significantly from year to year due to a variety of factors within and outside the control of a portfolio, the manager and the sub-adviser(s), including a fluctuating volume of shareholder purchase and redemption orders, market conditions, changes in a manager’s or sub-adviser’s investment outlook or changes in the sub-adviser(s) managing the portfolio. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the portfolio and its shareholders. A portfolio’s manager or sub-adviser will consider the economic effects of portfolio turnover but generally will not treat a portfolio’s annual portfolio turnover rate as a factor preventing a sale or purchase when a manager or sub-adviser believes investment considerations warrant such sale or purchase. In portfolios with more than one sub-adviser, decisions to buy and sell securities for a portfolio are made by a sub-adviser independently from other sub-advisers. Thus, one sub-adviser could decide to sell a security when another sub-adviser decides to

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purchase the same security, thereby increasing a portfolio’s portfolio turnover rate. Portfolio turnover may vary greatly from year to year as well as within a particular year. The portfolio turnover rates for a portfolio are disclosed in the sections “Portfolio Turnover” and “Financial Highlights” of the respective portfolio’s prospectus.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Trust has adopted a Portfolio Holdings Disclosure Policy (the “Policy”) to govern the disclosure of the portfolio holdings of each series of the Trust. It is the policy of the Trust to protect the confidentiality of material, non-public information about the Portfolios’ portfolio holdings and to prevent the selective disclosure of such information.

Each Portfolio will publicly disclose its holdings in accordance with regulatory requirements in filings with the SEC, including the annual and semi-annual reports to shareholders which are transmitted to shareholders within 60 days after the end of each fiscal year and fiscal half-year, respectively, for which the reports are made, and filed with the SEC on Form N-CSR within ten days after the reports are transmitted to shareholders. Monthly portfolio holdings reports on Form N-PORT are filed with the SEC within 60 days after the end of each fiscal quarter, and each Portfolio’s complete portfolio holdings as of its first and third fiscal quarter ends are made publicly available 60 days after the end of each quarter. Reports on Forms N-CSR and N-PORT are available on the SEC’s website at http://www.sec.gov. The Trust’s annual and semi-annual reports to shareholders are also available without charge on its website at www.axa-equitablefunds.com.

The Trust generally makes publicly available on its website (www.axa-equitablefunds.com) portfolio holdings information for each Portfolio as follows:

Each Portfolio will disclose its top portfolio holdings (typically, the Portfolio’s top fifteen (15) holdings) on a quarterly basis. Copies of such information are also available upon request to the Trust. Except as noted below, all such information generally is released with a 30-day lag time, meaning the top fifteen (15) portfolio holdings information as of the end of the quarter generally is not released until the 30th day following such quarter-end.

Each Portfolio also will disclose its complete portfolio holdings information on a monthly basis. Copies of such information are also available upon request to the Trust. Except as noted below, all such information generally is released with a 30-day lag time, meaning the portfolio holdings information as of the end of the month generally is not released until the 30th day following such month-end.

The Trust, through the Adviser, may provide non-public portfolio holdings information to certain third-parties prior to the release of such information to the public as described above. The Adviser currently has ongoing arrangements with the Trust’s Administrator (FMG LLC), Sub-Administrator and Custodian (JPMorgan Chase Bank, N.A.), a provider of execution management services (Neovest, Inc.), certain third-party data services (Thomson Reuters Vestek, Bloomberg PLC), mutual fund evaluation services (Broadridge Financial Solutions, Inc. and Morningstar, Inc.) and consultants (Rocaton Investment Advisors, LLC). Each of these third parties receives portfolio holdings information at month end, with the exception of FMG LLC, JPMorgan Chase Bank, N.A., Neovest, Inc. and Thomson Reuters Vestek, which receive such information daily. Each of these third parties, either by explicit agreement or by virtue of its respective duties to the Trust, is subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

In addition, current non-public portfolio holdings information may be provided as frequently as daily as part of the legitimate business purposes of each Portfolio to service providers that have contracted to provide services to the Trust, and other organizations, which may include, but are not limited to: AXA Equitable Life Insurance Company; the Adviser; sub-advisers; transition managers; the independent registered public accounting firm (PricewaterhouseCoopers LLP); the transfer agent; counsel to the Portfolios or the non-interested trustees of the Trust (K&L Gates LLP, and Morgan, Lewis & Bockius LLP, respectively); regulatory authorities and courts; the Investment Company Institute; pricing services (Pricing Direct Inc., ICE Data Services, Investment Technology Group, Inc., Bank of America Merrill Lynch, Bloomberg L.P., Thomson Reuters Markets PLC, MarkIt Group Limited); peer analysis services; performance review services (eVestment Alliance); back office services (SunGard Financial, The Bank of New York Mellon Corporation, FIS Global);

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research tool/quote system (Thomson Reuters); trade execution management and/or analysis (Elkins McSherry Inc., FX Transparency, LLC); data consolidator (Electra); trade order management services (Investment Technology Group Inc., Macgregor XIP, Charles River); books and records vendor; GIPS auditor; marketing research services (Strategic Insight); portfolio analysis services (Barra TotalRisk System); commission tracking; accounting systems or services (Advent Software, Eagle Investment Systems Corp., Portia); transition management/brokerage services software vendors (CDS/Computer, The Abernathy MacGregor Group, OMGEO LLC, Radianz); analytic services or tools (Confluence Technologies, Inc., FactSet Research Systems Inc., Investment Technology Group, Inc., MSCI Inc., Citigroup Analytics, Inc., Wilshire Analytics/Axiom, Wilshire (Compass)); legal services (Financial Recovery Technologies); compliance services (TerraNua); corporate actions and trade confirmation (Brown Brothers Harriman & Co.); over-the-counter derivative products and portfolio holdings (State Street Bank and Trust Company); ratings agencies (Standard & Poor’s Financial Services LLC (a division of The McGraw-Hill Companies), Moody’s Investor Service, Inc.); index providers; consulting firms (Ernst & Young, ACA Compliance); data providers (InvestorForce); broker-dealers who provide execution or research services to the Portfolios; broker-dealers who provide quotations that are used in pricing; financial printers (Donnelley Financial Solutions); proxy voting services (Riskmetrics Group, Inc., Broadridge Financial Solutions, Inc., Glass Lewis & Co., Institutional Shareholder Services, Inc.,); marketing services (Primelook, Inc.); 401(k) administrator (Hewitt Associates); tax services (Wolters Kluwer Financial Services, Deloitte, KPMG); and liquidity risk management services (State Street Bank and Trust Company, BlackRock, Inc.). The sub-advisers may contract with additional third parties to provide services to the Trust. The entities to which each Portfolio voluntarily provides portfolio holdings information, either by explicit agreement or by virtue of their respective duties to each Portfolio, are subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

On a case-by-case “need to know” basis, the Trust’s Chief Financial Officer or Vice President, subject to the approval of FMG LLC’s Legal and Compliance Group and the Trust’s Chief Compliance Officer, may approve the disclosure of additional portfolio holdings information if such information is in the best interests of Portfolio shareholders. In all cases, the approval of the release of non-public portfolio holdings information by FMG LLC’s Legal and Compliance Group must be based on a determination that such disclosure is in the best interests of the Portfolios and their shareholders, that there is a legitimate business purpose for such disclosure and that the party receiving such information is subject to a duty to treat the information confidentially and a duty not to trade on such information. The Trust does not disclose portfolio holdings to the media.

FMG LLC is responsible for administering the release of portfolio holdings information with respect to the Portfolios. Until particular portfolio holdings information has been released to the public, and except with regard to the third parties described above, no such information may be provided to any party without the approval of FMG LLC’s Legal and Compliance Group, which approval is subject to the conditions described above. No compensation is received by the Trust, the Adviser or any other person in connection with their disclosure of portfolio holdings information.

FMG LLC’s Legal and Compliance Group and the Trust’s Chief Compliance Officer monitor and review any potential conflicts of interest between the Portfolios’ shareholders and the Adviser, distributor and their affiliates that may arise from the potential release of portfolio holdings information. The Trust’s Board has approved the Policy and determined that it is in the best interest of the Portfolios. The Board must also approve any material change to the Policy. The Board oversees implementation of the Policy and receives from the Trust’s Chief Compliance Officer quarterly reports regarding any violations of the Policy or exceptions to the Policy that were granted by FMG LLC’s Legal and Compliance Group.

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MANAGEMENT OF THE TRUST

The Board of Trustees

The Trust’s Board is responsible for the overall management of the Trust and the Portfolios, including general supervision and review of the Portfolios’ investment activities and their conformity with federal and state law as well as the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees of the Trust are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information. The registered investment companies in the fund complex include the Trust, EQ Advisors Trust and 1290 Funds. All of the Trustees are also Trustees of the two other registered investment companies in the fund complex.

The Trustees

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee

Interested Trustee
Steven M. Joenk* 1290 Avenue of the Americas New York, New York 10104 (1958)	Trustee, Chief Executive Officer and President	Trustee from September 2004 to present; Chief Executive Officer from December 2002 to present; President from November 2001 to present; Chairman of the Board from September 2004 through September 30, 2017	From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, FMG LLC; from April 2017 to 2019, Senior Vice President and Chief Investment Officer of AXA Financial, Inc.; from April 2017 to present, Chief Investment Officer and from September 1999 to present, Managing Director, AXA Equitable Life Insurance Company.	145	None.

Independent Trustees
Mark A. Barnard c/o EQ Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1949)	Trustee	From April 2017 to present	Retired. From 1995 to 1998, Manager of Private Investments, from 1998 to 2001, Director of Private Investments, and from 2001 to 2016, Managing Director — Private Investments, Howard Hughes Medical Institute; from 1985 to 1992, Assistant Director of Real Estate, and from 1992 to 1995, Associate Director of Real Estate, Massachusetts Institute of Technology.	145	None.

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Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Thomas W. Brock c/o EQ Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1947)	Trustee	From April 2017 to present	Retired. From June 2016 to May 2017, Director, President and Chief Executive Officer, and from January 2016 to June 2016, Director and interim President and Chief Executive Officer, Silver Bay Realty Trust Corp.; from 2006 to 2012, Chief Executive Officer and Co-Founder of Stone Harbor Investment Partners.	145	From 2016 to present, Chair, and from 2005 to present, Director and Audit Committee Member, Liberty All-Star Funds (2 funds); from 2012 to 2016, Lead Independent Director, Audit Committee Member and Compensation Committee Chair, Silver Bay Realty Trust Corp.; and from 2006 to 2012, Director, Stone Harbor Investment Funds (5 funds).
Michael B. Clement c/o EQ Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1957)	Trustee	From January 2019 to present	From 2011 to present, Professor of Accounting, appointed Department of Accounting Chair effective September 2018, and from 1997 to 2002, Assistant Professor, University of Texas; from 2002 to 2004, Vice President — Global Investment Research, Goldman Sachs; from 1988 to 1991, Vice President — Capital Planning and Analysis, and from 1982 to 1986, Manager — Audit Division, Citicorp; and from 1980 to 1982, Senior Assistant Accountant, Deloitte Haskins & Sells.	145	None.
Donald E. Foley c/o EQ Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1951)	Trustee	From April 2017 to present	Retired. From 2010 to 2011, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation; from 1996 to 2010, Senior Vice President, Treasurer and Director of Tax, ITT Corporation; from 1989 to 1996, Assistant Treasurer, International Paper Company.	145	From 2015 to present, Director, BioSig Technologies, Inc.; from 2015 to present, Director, Wilmington Funds; from 2011 to 2012, Director, and from 2012 to 2016, Advisory Committee Member, M&T Corporation; from 2007 to 2011, Director and member of the Audit Committee and Compensation Committee, Wilmington Trust Corporation; and from 2008 to 2010, Advisory Board member, Northern Trust Company and Goldman Sachs Management Groups.

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Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Christopher P.A. Komisarjevsky c/o EQ Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1945)	Trustee	From April 2017 to present	Retired. From 2006 to 2008, Senior Counselor for APCO Worldwide® (global communications consulting) and a member of its International Advisory Council; from 1998 to 2005, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations); from 1996 to 1998, President and Chief Executive Officer of Burson-Marsteller U.S.A.	145	None.
H. Thomas McMeekin c/o EQ Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1953)	Trustee	From April 2017 to present	From 2015 to present, CEO of Blue Key Services, LLC; from 2000 to present, Managing Partner and Founder of Griffin Investments, LLC; from 2009 to 2012 Chief Investment Officer, AIG Life & Retirement and United Guaranty Corporation and Senior Managing Director of AIG Asset Management.	145	From 2015 to present, Director, Blue Key Services, LLC; from 2012 to present, Director Achaean Financial Group; and from 2011 to 2012, Director US Life Insurance Company in the City of New York.
Gloria D. Reeg c/o EQ Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1951)	Trustee	From April 2017 to present	Retired. From 2007 to 2016, Chief Investment Officer and Senior Vice President, New York-Presbyterian Hospital; from 2005 to 2007, Trustee and Treasurer, Casey Family Programs (foundation); from 2002 to 2004, Global Head of Fixed Income and Executive Director, Principal Global Investors (asset management firm); 1992 to 2000, Managing Director — Global Consulting, Russell Investment Group.	145	None.
Gary S. Schpero c/o EQ Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1953)	Chairman of the Board	From April 2017 to present Independent Trustee, from October 1, 2017 to present, Chairman of the Board and from, April 2017 through September 2017, Lead Independent Trustee	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	145	From 2012 to present, Trustee, Blackstone/GSO Senior Floating Rate Term Fund, Blackstone/GSO Long-Short Credit Income Fund, Blackstone/GSO Strategic Credit Fund; and from 2017 to present, Trustee, Blackstone/GSO Floating Rate Enhanced Income Fund.

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Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Kathleen Stephansen c/o EQ Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1954)	Trustee	From January 2019 to present	From 2018 to present and in 2016, Senior Economic Advisor- Henderson Institute Center for Macroeconomics, Boston Consulting Group; From 2016 to 2018, Chief Economist, Huawei Technologies USA Inc.; from 2010 to 2016, held various positions at American International Group, including Chief Economist and Senior Managing Director and Senior Investment Strategies and Global Head of Sovereign Research — AIG Asset Management; from 2009 to 2010, Chief Economist and Managing Director, Aladdin Capital; from 2000 to 2009, Director and Head of Global Economics, Credit Suisse Securities (USA) LLC; and from 1984 to 2000, Co-Head of Economic Research and Chief International Economist, Donaldson, Lufkin & Jenrette Corporation.	145	None.
Caroline L. Williams c/o EQ Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1946)	Trustee	From April 2017 to present	Retired. From July 2010 to December 2012, Executive Vice President, from May 2005 to December 2007, Consultant and from May 2001 to May 2005, Chief Financial and Investment Officer, Nathan Cummings Foundation (non-profit organization); from 1988 to 1992, Managing Director, from 1982 to 1988, Senior Vice President, from 1978 to 1982, Vice President and from 1971 to 1976, Associate, Donaldson, Lufkin & Jenrette Securities Corporation (investment bank); from 1997 to 2009, Director, Hearst-Argyle Television.	145	None.

*	Affiliated with the Adviser and/or the Distributor.
**

Each Trustee will hold office until his or her successor is elected or the Trust terminates; except that any Trustee may resign or be removed, and any Trustee who requests to be retired, or who has become physically or mentally incapacitated or is otherwise unable to serve, may be removed. Each Independent Trustee shall retire from the Board as of the last day of the calendar year in which he or she attains the age of 75 years.

†

The registered investment companies in the fund complex include the Trust, EQ Advisors Trust and 1290 Funds. Mr. Joenk serves as Trustee, President and Chief Executive Officer for each of the registered investment companies in the fund complex, except for 1290 Funds for which he serves as Trustee and Chief Executive Officer. Mr. Schpero serves as Chairman of the Board for each such company.

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Qualifications and Experience of the Trustees

In determining that a particular Trustee is qualified to serve as a Trustee, the Board considered a wide variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have diverse and complementary qualifications, experience, attributes, and skills, which allow the Board to operate effectively in governing the Trust and protecting the interests of each Portfolio’s shareholders. Information about certain of the specific qualifications and experience of each Trustee relevant to the Board’s conclusion that the Trustee should serve as a Trustee of the Trust is set forth in the table above. Set forth below are certain additional qualifications, experience, attributes, and skills of each Trustee that the Board believes support a conclusion that the Trustee should serve as a Trustee of the Trust in light of the Trust’s business activities and structure.

Interested Trustee

Steven M. Joenk — Mr. Joenk has a background in the financial services industry, senior management experience with multiple insurance companies, investment management firms and investment companies and multiple years of service as an officer, Trustee and former Chairman of the Board of the Trust and other registered investment companies, including other registered investment companies in the fund complex.

Independent Trustees

Mark A. Barnard — Mr. Barnard has senior management and investment experience with endowments and foundations, multiple years of service on limited partner advisory boards and on the boards of pension entities and an investment company, and multiple years of service as a Trustee of the Trust and other registered investment companies in the fund complex. Prior to his election to the Board of Trustees of the Trust, Mr. Barnard had served as a consultant to the boards of trustees of other registered investment companies in the fund complex since April 1, 2016.

Thomas W. Brock — Mr. Brock has a background in the financial services industry, senior management experience with financial services and investment management firms and multiple years of service on the boards of public companies and organizations and investment companies, and multiple years of service as a Trustee of the Trust and other registered investment companies in the fund complex.

Michael B. Clement — Mr. Clement has a background in the financial services industry, background as an accounting scholar and professor, multiple years of service on the board of a real estate investment trust, and over one year of service as a Trustee of the Trust and other registered investment companies in the fund complex. Prior to his election to the Board of Trustees of the Trust, Mr. Clement had served as a consultant to the Boards of Trustees of the Trust and other registered investment companies in the fund complex since September 1, 2018.

Donald E. Foley — Mr. Foley has a background in the financial services industry, experience in senior management positions with financial services firms, multiple years of service on the boards of public and private companies and organizations, and multiple years of service as a Trustee of the Trust and other registered investment companies in the fund complex.

Christopher P.A. Komisarjevsky — Mr. Komisarjevsky has experience in senior management positions with global firms providing business consulting services and multiple years of service as a Trustee of the Trust and other registered investment companies in the fund complex.

H. Thomas McMeekin — Mr. McMeekin has a background in the financial services industry, has held senior management positions with insurance companies, has multiple years of service on the boards of public and private companies and organizations, and has multiple years of service as a Trustee of the Trust and other registered investment companies in the fund complex.

Gloria D. Reeg — Ms. Reeg has a background in the financial services industry, senior management and investment experience with investment management firms, a national foundation, and endowment and

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retirement assets for a top-ranked research hospital, multiple years of service on the board of a national foundation, and multiple years of service as a Trustee of the Trust and other registered investment companies in the fund complex. Prior to her election to the Board of Trustees of the Trust, Ms. Reeg had served as a consultant to the boards of trustees of other registered investment companies in the fund complex since January 1, 2016.

Gary S. Schpero — Mr. Schpero has experience as the managing partner of the investment management practice group at a large international law firm and multiple years of service as a Trustee of the Trust and other registered investment companies in the fund complex, as well as other unaffiliated investment companies.

Kathleen Stephansen — Ms. Stephansen has a background in the financial services industry, background as an economist, senior management experience with a large financial services firm, and over one year of service as a Trustee of the Trust and other registered investment companies in the fund complex. Prior to her election to the Board of Trustees of the Trust, Ms. Stephansen had served as a consultant to the Boards of Trustees of the Trust and other registered investment companies in the fund complex since September 1, 2018.

Caroline L. Williams — Ms. Williams has a background in the financial services industry, senior management experience with an investment banking firm, multiple years of service on the boards of public and private companies and organizations, and multiple years of service as a Trustee of the Trust and other registered investment companies in the fund complex.

Board Structure.    The Board currently is comprised of 11 Trustees, 10 of whom are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (“Independent Trustees”). Effective as of October 1, 2017, the Board appointed Gary S. Schpero, who formerly served as Lead Independent Trustee, to serve as Chairman of the Board. The Chairman of the Board is recommended by the Trust’s Governance Committee and approved by the full Board. The Chairman of the Board presides at meetings of the Trustees and shall have such other powers and perform such other duties as may be from time to time assigned to him by the Trustees or prescribed by the Trust’s Declaration of Trust or By-laws.

The Board holds six regular meetings each year to consider and address matters involving the Trust and its Portfolios. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee, a Governance Committee, and an Investment Committee (which is divided into sub-committees), discussed in more detail in the “Committees of the Board” section of this SAI. All Independent Trustees are members of each Committee. The Board believes that this structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly and believes that its leadership structure, including the appointment of an Independent Trustee to serve in the role of Chairman of the Board, is appropriate given the asset size of the Trust, the number of Portfolios offered by the Trust and the other registered investment companies in the fund complex, the number of Trustees overseeing the Trust and the other registered investment companies in the fund complex, and the Board’s oversight responsibilities, as well as the Trust’s business activities, advisory structure and its use as an investment vehicle in connection with the Contracts and retirement plans.

Risk Oversight.    The management of various risks relating to the administration and operation of the Trust and its Portfolios is the responsibility of the Adviser and the other service providers, including any sub-advisers, retained by the Trust or the Adviser, many of whom employ professional personnel who have risk management responsibilities. Consistent with its responsibility for oversight of the Trust and its Portfolios, the Board, among other things, oversees risk management of each Portfolio’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Portfolios include, among others, investment risk, credit risk, liquidity risk, valuation risk, operational risk, litigation risk, regulatory risk, reputational risk, and compliance risk as well as the overall business and disclosure risks relating to the Portfolios and the Trust and the risk of conflicts of interest affecting the Adviser (or its affiliates) in managing the Portfolios. The

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Board has adopted, and periodically reviews, policies and procedures designed to address certain risks. Under the overall supervision of the Board, the Adviser and other service providers to the Portfolios also have implemented a variety of processes, procedures and controls to address certain risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers. The Board recognizes that not all risks that may affect the Portfolios can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Portfolios’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from officers of the Trust and from other service providers. The Board requires senior officers of the Trust, including the President, Chief Financial Officer, Chief Investment Officer, CCO and Director of Risk, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Chief Financial Officer also reports regularly to the Board and to the Audit Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Board and the Audit Committee also receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board receives reports from the Adviser on the investments and securities trading of the Portfolios, as well as reports from the Valuation Committee (discussed below in the section “Purchase, Redemption and Pricing of Shares”) regarding the valuation of those investments. Additionally, the Board meets regularly with the Director of Risk with respect to the Adviser’s risk management framework, risk monitoring and reporting. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the Trust’s custodian, distributor and sub-administrator. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis. Most of the Portfolios’ operations are carried out by various service providers; the Board’s oversight of the risk management processes of those service providers, including processes to address business continuity, cybersecurity and other operational issues, is inherently limited.

Committees of the Board

The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices and its internal controls, oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and act as a liaison between the Trust’s independent accountants and the Board. To carry out its function, the Audit Committee, among other things, selects, retains or terminates the Trust’s independent accountants and evaluates their independence; meets with the Trust’s independent accountants as necessary to review and approve the arrangements for and scope of the audit and to discuss and consider any matters of concern relating to the Trust’s financial statements and the Trust’s financial reporting and controls; and approves the fees charged by the independent accountants for audit and non-audit services and, to the extent required by applicable law, any non-audit services proposed to be performed for the Trust by the independent accountants. The Audit Committee held five meetings during the fiscal year ended December 31, 2019. Ms. Williams serves as the Chair of the Audit Committee.

The Governance Committee’s functions are to consider the size and structure of the Board and other governance matters; evaluate and nominate candidates for Independent Trustee membership on the Board and for membership on any Board committees; review the compensation arrangements for each of the Independent Trustees; provide oversight of the Trust’s CCO; and review the independence of counsel to the Independent Trustees. The Governance Committee also assists the Board in selecting, appointing, and evaluating the Trust’s CCO, and meets in executive session from time to time with the Adviser to discuss the CCO’s performance and the effectiveness of the Trust’s compliance program. Any shareholder of the Trust may submit names of nominees as Trustees to be considered by the Board, provided, however, (i) that such person was a shareholder of record at the time of submission of such names and is entitled to vote at the meeting of

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shareholders for the purpose of electing Trustees, and (ii) that the Board, as applicable, shall make the final determination of persons to be nominated. The Governance Committee held five meetings during the fiscal year ended December 31, 2019. Mr. Komisarjevsky serves as the Chair of the Governance Committee.

The Investment Committee’s function is to assist the Board in its oversight of Portfolio investment operations and performance. The Investment Committee is primarily responsible for overseeing and guiding the process by which the Board reviews Portfolio performance and interfacing with personnel at the Adviser and (for sub-advised portfolios in the fund complex) the sub-advisers responsible for portfolio management. In addition, three sub-groups of the Investment Committee, comprised of Independent Trustees, meet individually and engage in extensive discussions, along with management representatives and outside legal counsel, with sub-advisers to the sub-advised portfolios in the fund complex during in-person presentations made throughout the year. The Investment Committee held five meetings during the fiscal year ended December 31, 2019. Messrs. Brock, McMeekin and Foley serve as the co-Chairs of the Investment Committee.

Compensation of the Trustees

For services to the Trust and EQ Advisors Trust, each Independent Trustee receives an annual retainer of $390,000, payable quarterly, which covers all regular, committee, and special meetings. In addition, the Chairman of the Board receives an annual retainer of $155,000; the Chairs of the Audit Committee and Governance Committee each receive an annual retainer of $35,000; and each of the co-Chairs of the Investment Committee receives an annual retainer of $35,000. Independent Trustees also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with serving as an Independent Trustee, including expenses associated with attending Board or Committee meetings.

Trustee Compensation

for the Year Ended December 31, 20191

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees[2]

Interested Trustee

Steven M. Joenk	None	None	None	None

Independent Trustees

Mark A. Barnard	$54,139	$0	$0	$377,000

Thomas W. Brock	$56,181	$0	$0	$392,000

Michael B. Clement	$54,139	$0	$0	$377,167

Donald E. Foley	$58,105	$0	$0	$404,500

Christopher P.A. Komisarjevsky	$59,193	$0	$0	$412,000

H. Thomas McMeekin	$58,105	$0	$0	$404,500

Gloria D. Reeg	$54,139	$0	$0	$377,000

Gary S. Schpero	$74,345	$0	$0	$517,000

Kathleen Stephansen	$54,139	$0	$0	$377,167

Caroline L. Williams	$59,193	$0	$0	$412,000

[1]	The compensation reported in this table reflects the compensation arrangements in effect during the year ended December 31, 2019.
[2]	The amounts reported in this column reflect the total compensation paid to each Trustee for his or her service as a Trustee of 145 series of three (3) trusts in the fund complex.

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Mr. Kenneth Walker retired from his position as a Trustee of the Trust effective June 30, 2019, and is not shown in the table above. For his service as a Trustee for a portion of the last fiscal year ended December 31, 2019, Mr. Walker received $28,751 in aggregate compensation from the Trust, and total compensation from the Trust, EQ Advisors Trust and 1290 Funds of $199,000. Mr. Walker is serving as a consultant to the Independent Trustees through June 30, 2020. For his consultancy services for the period from July 1, 2019 through December 31, 2019, Mr. Walker received a consultant fee in the amount of $28,287 from the Trust, $169,213 from EQ Advisors Trust and $500 from 1290 Funds.

As of December 31, 2019, no Independent Trustee or members of his or her immediate family beneficially owned or owned of record securities representing interests in the Adviser, any sub-adviser of another affiliated portfolio, or Distributor of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Independent Trustee’s spouse, children residing in the Independent Trustee’s household and dependents of the Trustee. Furthermore, the Trustees of the Trust did not beneficially own shares of any Portfolio of the Trust or of portfolios overseen in the same family of investment companies, except as set forth in the following table:

Trustee Ownership of Equity Securities as of December 31, 2019

Name of Trustee	Dollar Range of Equity Securities in the Portfolios	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen in Family of Investment Companies:*

Interested Trustee
Steven M. Joenk	None	E

Independent Trustees
Mark A. Barnard	None	C
Thomas W. Brock	None	C
Michael B. Clement	None	A
Donald E. Foley	None	C
Christopher P. A. Komisarjevsky	None	D
H. Thomas McMeekin	None	C
Gloria D. Reeg	None	D
Gary S. Schpero	None	C
Kathleen Stephansen	None	C
Caroline L. Williams	None	C

*	This column reflects information regarding ownership of equity securities issued by portfolios of the Trust, EQ Advisors Trust and 1290 Funds.

A = None; B = $1 - $10,000; C = $10,001 - $50,000; D = $50,001 - $100,000; E = over $100,000

The Independent Trustees are not permitted to invest directly in shares issued by portfolios of the Trust because the shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable or other affiliated or unaffiliated insurance companies; to The AXA Equitable 401(k) Plan; and to other tax-qualified retirement plans and other investors eligible under applicable federal tax regulations. Mr. Joenk may own shares of one or more of the portfolios indirectly through a Contract.

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The Trust’s Officers

No officer, other than the Chief Compliance Officer, of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable, FMG LLC, and/or AXA Distributors, LLC (“AXA Distributors”). The Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held With the Trust*	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (1958)	Trustee, Chief Executive Officer and President	Trustee from September 2004 to present; Chief Executive Officer from December 2002 to present; President from November 2001 to present; and Chairman of the Board from September 2004 through September 2017

From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, FMG LLC; from April 2017 to 2019, Senior Vice President and Chief Investment Officer of AXA Financial, Inc.; from April 2017 to present, Chief Investment Officer and from September 1999 to present, Managing Director, AXA Equitable.

William MacGregor, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1975)	Chief Legal Officer, Senior Vice President and Secretary	Senior Vice President and Secretary from August 2018 to present; Chief Legal Officer from October 2018 to present	From August 2018 to present, Managing Director and Associate General Counsel of AXA Equitable; Executive Vice President, General Counsel and Secretary of the Adviser; from January 2017 to June 2018, Executive Director and Deputy General Counsel at UBS Business Solutions LLC; from July 2015 to June 2018, Executive Director and Deputy General Counsel at UBS Asset Management (Americas) Inc.; from June 2012 to July 2015, Senior Vice President, Secretary and Associate General Counsel of the Adviser; from May 2008 to July 2015, Lead Director and Associate Counsel of AXA Equitable.
Brian E. Walsh 1290 Avenue of the Americas, New York, New York 10104 (1968)	Chief Financial Officer and Treasurer	From June 2007 to present	From May 2011 to present, Senior Vice President of FMG LLC; from February 2011 to present, member of the Board of Directors of FMG LLC; from February 2003 to present, Lead Director of AXA Equitable.
Joseph J. Paolo*** 1290 Avenue of the Americas New York, New York 10104 (1970)	Chief Compliance Officer, Anti-Money Laundering (“AML”) Compliance Officer and Vice President	Chief Compliance Officer from May 2007 to present; Vice President and AML Compliance Officer from December 2005 to present	From June 2007 to present, Chief Compliance Officer of FMG LLC; from May 2011 to present, Senior Vice President of FMG LLC; from June 2007 to present, Lead Director of AXA Equitable.
Kenneth T. Kozlowski 1290 Avenue of the Americas, New York, New York 10104 (1961)	Senior Vice President and Chief Investment Officer	From June 2010 to March 2017, Vice President and from March 2017 to present, Senior Vice President and Chief Investment Officer	From June 2012 to present, Executive Vice President and Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Senior Vice President of FMG LLC; from September 2011 to present, Managing Director of AXA Equitable; from February 2001 to September 2011, Vice President of AXA Equitable.
Alwi Chan 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President and Deputy Chief Investment Officer	From June 2007 to March 2017, Vice President and from March 2017 to present, Vice President and Deputy Chief Investment Officer	From June 2012 to present, Senior Vice President and Deputy Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2007 to present, Lead Director of AXA Equitable.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (1961)	Vice President	From November 2001 to present

From June 2012 to present, Senior Vice President of FMG LLC; from February 2011 to June 2016, member of the Board of Directors of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2001 to present, Lead Director, AXA Equitable.

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Name, Address and Year of Birth	Position(s) Held With the Trust*	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kiesha T. Astwood-Smith, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1973)	Vice President and Assistant Secretary	From December 2015 to present	From December 2015 to present, Vice President, Assistant Secretary and Associate General Counsel of FMG LLC; from September 2015 to present, Senior Director and Counsel of AXA Equitable; from July 2006 to September 2015, Counsel of The Bank of New York Mellon; and from January 2010 to September 2015, Vice President and Assistant Secretary of the Dreyfus Family of Funds.
Bradley Tobin 1290 Avenue of the Americas New York, New York 10104 (1974)	Vice President — Director of Risk	From March 2019 to present

From January 2019 to present, Vice President of FMG LLC; from January 2019 to present, Director, Risk Management, AXA Equitable; from March 2007 to January 2017, Vice President, Investment Management, Prudential Financial, Inc.; from March 2005 to January 2017, Vice President, AST Investment Services, Inc.; from March 2016 to January 2017, Vice President, Prudential Investments LLC.

Carla Byer 1290 Avenue of the Americas, New York, New York 10104 (1976)	Vice President	From June 2017 to present	From April 2017 to present, Vice President of FMG LLC. From April 2014 to August 2016, Senior Vice President, Zealot Networks. From September 2008 to April 2012, Vice President of FMG LLC.
Michal Levy 1290 Avenue of the Americas, New York, New York 10104 (1978)	Senior Vice President	From June 2017 to present

From December 2014 to present, member of the Board of Directors and from March 2017 to present, Senior Vice President and Chief Operating Officer of FMG LLC; from June 2014 to March 2017, Vice President of FMG LLC; from April 2017 to present, Lead Director and from October 2013 to March 2017, Senior Director of AXA Equitable; from October 2011 to October 2013, Assistant Vice President of AXA Equitable.

James Kelly 1290 Avenue of the Americas, New York, New York 10104 (1968)	Controller	From June 2007 to present	From May 2011 to present, Vice President of FMG LLC; from September 2008 to May 2019, Senior Director and from June 2019 to present, Lead Director of AXA Equitable.
Miao Hu 1290 Avenue of the Americas, New York, New York 10104 (1978)	Vice President	From March 2017 to present

From May 2016 to present, Assistant Portfolio Manager and from June 2016 to present, Vice President of FMG LLC; from November 2013 to December 2014, Lead Manager and from December 2014 to present, Director of Portfolio Analytics of FMG LLC.

Thomas Lewis 1290 Avenue of the Americas, New York, New York 10104 (1987)	Vice President	From September 2019 to present	From July 2019 to present, Vice President of FMG LLC; from July 2013 to March 2014, Senior Manager, from April 2014 to May 2015, Lead Manager, from June 2015 to December 2018, Director, and from January 2019 to present, Senior Director of AXA Equitable.
Kevin McCarthy 1290 Avenue of the Americas, New York, New York 10104 (1983)	Vice President	From September 2019 to present	From December 2018 to present, Assistant Portfolio Manager and a Director of AXA Equitable; from August 2015 to November 2018, Lead Manager of AXA Equitable; from October 2013 to August 2015, Senior Quantitative Analyst at Aviva Investors.
Xavier Poutas 1290 Avenue of the Americas, New York, New York 10104 (1977)	Vice President	From March 2017 to present

From May 2011 to present, Assistant Portfolio Manager and from June 2016 to present, Vice President of FMG LLC; from November 2008 to August 2013, Director, from September 2013 to September 2018, Senior Director, and from October 2018 to present, Lead Director of AXA Equitable.

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Name, Address and Year of Birth	Position(s) Held With the Trust*	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Victoria Zozulya, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1983)	Vice President and Assistant Secretary	From December 2018 to present	From September 2018 to present, Senior Director and Counsel of AXA Equitable; and from March 2014 to August 2018, Vice President and Assistant General Counsel, Neuberger Berman.
Maureen E. Kane, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1962)	Vice President and Assistant Secretary	From March 2019 to present	From February 2019 to present, Lead Director and Associate General Counsel of AXA Equitable; from July 2014 to February 2019, Managing Director and Managing Counsel of The Bank of New York Mellon.
Artemis Brannigan 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President	From September 2019 to present	From August 2019 to present, Senior Director of AXA Equitable; from January 2016 to July 2019, Director of Prudential Financial; from October 2006 to December 2015, Vice President of BlackRock.
Helen Lai 1290 Avenue of the Americas, New York, New York 10104 (1973)	Assistant Vice President	From March 2017 to present	From February 2019 to present, Director and from March 2013 to January 2019, Pricing and Valuation-Compliance of FMG LLC and Senior Manager, AXA Equitable.
Roselle Ibanga 1290 Avenue of the Americas, New York, New York 10104 (1978)	Assistant Controller	From February 2009 to present	From February 2009 to present, Director of AXA Equitable.
Lisa Perrelli 1290 Avenue of the Americas, New York, New York 10104 (1974)	Assistant Controller	From February 2009 to present	From November 2012 to present, Senior Director of AXA Equitable.
Jennifer Mastronardi 1290 Avenue of the Americas, New York, New York 10104 (1985)	Assistant Vice President	From March 2012 to present	From December 2018 to present, Senior Director and from February 2009 to November 2018, Director of AXA Equitable; from April 2015 to present, Vice President of FMG LLC.
Helen Espaillat 1290 Avenue of the Americas, New York, New York 10104 (1963)	Assistant Secretary	From March 2017 to present	From April 2018 to present, Director and Assistant Secretary and from July 2004 to March 2018, Lead Manager-Legal Assistant of AXA Equitable; and from March 2015 to present, Assistant Vice President and Assistant Secretary of FMG LLC.
Lorelei Fajardo 1290 Avenue of the Americas, New York, New York 10104 (1978)	Assistant Secretary	From March 2014 to present	From July 2013 to present, Senior Manager-Legal Assistant of AXA Equitable.
Cheryl Cherian 1290 Avenue of the Americas, New York, New York 10104 (1979)	Assistant Secretary	From June 2019 to present	From April 2019 to present, Lead Manager-Legal Assistant of AXA Equitable; from November 2016 to March 2018, Compliance Associate at Manifold Fund Advisors; from 2009 to 2015, R&D scientist at Actavis.
Monica Giron 1290 Avenue of the Americas, New York, New York 10104 (1976)	Assistant Secretary	From July 2019 to present	From June 2019 to present, Lead Manager-Senior Legal Assistant of AXA Equitable; and from August 2015 to May 2019, Senior Paralegal at Gemini Fund Services.

*

The officers in the table above hold similar positions with two other registered investment companies in the fund complex. The registered investment companies in the fund complex include the Trust, EQ Advisors Trust and 1290 Funds.

**	Each officer is elected on an annual basis.
***

During the fiscal year ended December 31, 2019, the Chief Compliance Officer of the Trust received, from the three registered investment companies in the fund complex for which he serves in that capacity, compensation in the amount of $75,000, of which the Trust paid $10,796.

As of March 31, 2020, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of any class of any Portfolio of the Trust.

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Control Persons and Principal Holders of Securities

AXA Equitable may be deemed to be a control person with respect to the Trust by virtue of its ownership of a substantial majority of the Trust’s shares as of March 31, 2020. Shareholders owning more than 25% of the outstanding shares of a Portfolio may be able to determine the outcome of most issues that are submitted to shareholders for a vote.

As a “series” type of mutual fund, the Trust issues separate series of shares of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing separate classes of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer Contract owners the opportunity to instruct shareholders as to how shares allocable to Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements.

See Appendix D to this SAI for a list of control persons and principal holders of securities of each Portfolio.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Adviser

FMG LLC is a wholly owned subsidiary of AXA Equitable. AXA Equitable, which is a New York life insurance company and one of the largest life insurance companies in the U.S., is a wholly owned subsidiary of Equitable Holdings, Inc. (“Equitable Holdings”), which is a publicly-owned company. The principal offices of FMG LLC, AXA Equitable and Equitable Holdings are located at 1290 Avenue of the Americas, New York, New York 10104.

The Adviser serves as the investment adviser of the Trust pursuant to an Investment Advisory Agreement with respect to the Portfolios (the “Advisory Agreement”). Subject to the general supervision and control of the Trustees of the Trust, under the Advisory Agreement, the Adviser will provide a continuous investment program for each Portfolio and will determine what securities and other investments will be purchased, retained, sold or loaned by each Portfolio and what portion of such assets will be invested or held uninvested as cash in accordance with each Portfolio’s investment objectives, policies and restrictions as stated in the Trust’s governing documents and such Portfolio’s then-current Prospectus and SAI. The Advisory Agreement also provides that the Adviser will monitor the implementation of each Portfolio’s investment program and assess each Portfolio’s investment objectives and policies, composition, investment style and investment process. From time to time, as requested by the Trustees of the Trust or deemed necessary or appropriate by the Adviser, the Adviser will (i) develop and evaluate strategic initiatives with respect to the Trust and its Portfolios; (ii) make recommendations to the Trustees of the Trust regarding the investment program of the Trust and its Portfolios, including any changes to Portfolio investment objectives and policies; (iii) coordinate and/or implement strategic initiatives approved by the Trustees of the Trust; and (iv) prepare and provide reports to the Trustees of the Trust on the impact of such strategic initiatives on the Trust and its Portfolios. Additionally, the Advisory Agreement provides that the Adviser, unless and until otherwise directed by the Trustees of the Trust, will exercise all rights of security holders with respect to securities held by each Portfolio, including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held), and exercising rights in the context of a bankruptcy or other reorganization. Under the Advisory Agreement, the Adviser will be responsible for effecting transactions for each Portfolio and selecting brokers or dealers to execute such transactions for each Portfolio. In the selection of brokers or dealers and the placement of orders for the purchase and sale of portfolio investments for each Portfolio, the Adviser will use its best efforts to obtain for each Portfolio the best execution available.

The Advisory Agreement also provides that the Adviser will furnish to the Trustees of the Trust such statistical information and periodic and special reports as the Trustees may reasonably request, and will apprise the Trustees of the Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio). The Advisory Agreement also provides that, in accordance with procedures and methods established by the Trustees of the Trust, the Adviser shall provide reasonable assistance in determining the fair value of all securities and other investments/assets in the Portfolios, as necessary, and use reasonable efforts to arrange for

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the provision of valuation information or a price from a party independent of the Adviser for each security or other investment/asset in the Portfolios for which market prices are not readily available. The Advisory Agreement also provides that the Adviser shall cooperate with and provide reasonable assistance to the Trust’s administrator, custodian and foreign custodians, transfer agent and pricing agents, and all other agents and representatives of the Trust, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information. The Advisory Agreement also provides that the Adviser will provide information and reasonable assistance, other than services of outside counsel or independent accountants or services to be provided by any sub-adviser or otherwise covered under the terms of a separate agreement between the Adviser and the Trust, in connection with the Trust’s preparation of all registration statements and prospectuses, prospectus supplements, and SAIs; all annual, semi-annual, and periodic reports to shareholders of the Trust, regulatory authorities, or others; all notices and proxy solicitation materials furnished to shareholders of the Trust or regulatory authorities; and all tax returns.

Under the Advisory Agreement, the Adviser also is required to furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

•	Office space, all necessary office facilities and equipment.

•	Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, exclusive of those functions

•

related to and to be performed under the Trust’s contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by any entity, including the Adviser or its affiliates, selected to perform such services under such contracts; or

•	related to the investment advisory services to be provided by any sub-adviser, if hired, pursuant to a sub-advisory agreement with the Adviser.

The Advisory Agreement also requires the Adviser (or its affiliates) to pay all salaries, expenses, and fees of the Trustees and officers of the Trust who are affiliated with the Adviser or its affiliates.

The Advisory Agreement also specifically provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Advisory Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, or reckless disregard of its duties or its failure to exercise due care in rendering its services to the Trust under such Agreement.

The continuance of the Advisory Agreement, with respect to each Portfolio, must be specifically approved at least annually (i) by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party (the “Independent Trustees”) cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Board or, with respect to a Portfolio, by an affirmative vote of a majority of the outstanding voting securities of such Portfolio. The Advisory Agreement with respect to each Portfolio may be terminated at any time, without the payment of any penalty, (i) by the Board, upon the vote of a majority of the Trustees, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio upon sixty (60) days’ written notice to the Adviser or (ii) by the Adviser upon sixty (60) days’ written notice to the Trust. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Each Portfolio pays a fee to the Adviser for its services. The Adviser and the Trust have also entered into an expense limitation agreement with respect to certain Portfolios (“Expense Limitation Agreement”), pursuant to which the Adviser has agreed to waive or limit its management, administrative and other fees and to assume other expenses so that the net annual operating expenses (with certain exceptions as set forth in the Prospectus) of the Portfolio are limited to the extent described in the “The Adviser — Expense Limitation Agreement” section of the Prospectus.

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In addition to the management fees, the Trust pays all expenses not assumed by the Adviser, including, without limitation: fees and expenses of its independent accountants and of legal counsel for itself and the Trust’s Independent Trustees; the costs of preparing, setting in type, printing and mailing of prospectuses, prospectus supplements, statements of additional information, annual, semiannual and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the Trust or regulatory authorities, and all tax returns; compensation of the officers and Trustees of the Trust who are not officers, directors/trustees, partners or employees of the Adviser or its affiliates; the costs of printing registration statements; custodian’s fees; filing fees; Trustee expenses (including any special counsel to the Trustees); transfer agent fees; advisory and administration fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the Portfolios on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. As discussed in greater detail below, under “Distribution of the Trust’s Shares,” the Class A and Class B shares may pay for certain distribution related expenses in connection with activities primarily intended to result in the sale of their shares.

The tables below show the fees paid by each Portfolio to the Adviser during the fiscal years ended December 31, 2017, December 31, 2018 and December 31, 2019, respectively. For the fiscal year ended December 31, 2017, the Adviser did not receive any reimbursement for the Portfolios then comprising the Trust. During the fiscal years ended December 31, 2018 and December 31, 2019, the Adviser received $131,494 and $45,360, respectively, in reimbursement for the Portfolios comprising the Trust during those years.

FISCAL YEAR ENDED DECEMBER 31, 2017

Portfolios:	Management Fee	Amount of Fees Waived And Other Expenses Assumed by Adviser Pursuant to Expense Limitation Arrangement	Voluntary Fee Waiver	Management Fee Paid to Adviser After Fee Waiver(s)
CharterSM Aggressive Growth Portfolio	$8,771	$209,172	$474	$—
CharterSM Conservative Portfolio	$43,806	$194,144	$408	$—
CharterSM Growth Portfolio	$18,584	$205,443	$174	$—
CharterSM Moderate Growth Portfolio	$34,575	$194,355	$312	$—
CharterSM Moderate Portfolio	$43,398	$218,397	$15,000	$—
CharterSM Small Cap Growth Portfolio	$135,463	$73,443	$1,205	$60,815
CharterSM Small Cap Value Portfolio	$253,494	$16,905	$2,161	$234,428
EQ/Aggressive Allocation Portfolio	$3,380,745	$—	$—	$3,380,745
EQ/Conservative Allocation Portfolio	$1,263,057	$742,021	$18,370	$502,666
EQ/Conservative-Plus Allocation Portfolio	$1,397,419	$26,668	$17,542	$1,353,209
EQ/Moderate Allocation Portfolio	$7,895,948	$—	$—	$7,895,948
EQ/Moderate-Plus Allocation Portfolio	$9,304,527	$—	$—	$9,304,527
Target 2015 Allocation Portfolio	$59,686	$74,592	$34,944	$—
Target 2025 Allocation Portfolio	$154,433	$34,118	$17,861	$102,454
Target 2035 Allocation Portfolio	$116,376	$32,508	$16,855	$67,013
Target 2045 Allocation Portfolio	$88,049	$42,811	$21,651	$23,587
Target 2055 Allocation Portfolio	$12,643	$76,653	$28,758	$—

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FISCAL YEAR ENDED DECEMBER 31, 2018

Portfolios:	Management Fee	Amount of Fees Waived And Other Expenses Assumed by Adviser Pursuant to Expense Limitation Arrangement	Management Fee Paid to Adviser After Fee Waiver
CharterSM Aggressive Growth Portfolio	$11,071	$222,937	$—
CharterSM Conservative Portfolio	$47,549	$196,181	$—
CharterSM Growth Portfolio	$22,419	$207,523	$—
CharterSM Moderate Growth Portfolio	$41,908	$201,168	$—
CharterSM Moderate Portfolio	$51,587	$216,433	$—
CharterSM Small Cap Growth Portfolio	$154,228	$93,955	$60,273
CharterSM Small Cap Value Portfolio	$265,889	$43,830	$222,059
EQ/Aggressive Allocation Portfolio	$3,370,401	$—	$3,370,401
EQ/Conservative Allocation Portfolio	$1,126,688	$582,315	$544,373
EQ/Conservative-Plus Allocation Portfolio	$1,443,915	$—	$1,443,915
EQ/Moderate Allocation Portfolio	$7,224,297	$—	$7,224,297
EQ/Moderate-Plus Allocation Portfolio	$8,663,183	$—	$8,663,183
Target 2015 Allocation Portfolio	$53,766	$110,428	$—
Target 2025 Allocation Portfolio	$169,741	$31,136	$138,605
Target 2035 Allocation Portfolio	$134,552	$26,227	$108,325
Target 2045 Allocation Portfolio	$103,510	$46,513	$56,997
Target 2055 Allocation Portfolio	$20,315	$96,196	$—

FISCAL YEAR ENDED DECEMBER 31, 2019

Portfolios:	Management Fee	Amount of Fees Waived And Other Expenses Assumed by Adviser Pursuant to Expense Limitation Arrangement	Management Fee Paid to Advisor After Fee Waiver
CharterSM Aggressive Growth Portfolio	$14,132	$230,275	$—
CharterSM Conservative Portfolio	$56,762	$199,510	$—
CharterSM Growth Portfolio	$29,092	$211,017	$—
CharterSM Moderate Growth Portfolio	$48,781	$208,127	$—
CharterSM Moderate Portfolio	$54,727	$230,234	$—
CharterSM Small Cap Growth Portfolio	$158,973	$87,494	$71,479
CharterSM Small Cap Value Portfolio	$234,591	$36,293	$198,298
EQ/Aggressive Allocation Portfolio	$3,174,712	$—	$3,174,712
EQ/Conservative Allocation Portfolio	$1,055,157	$369,200	$685,957
EQ/Conservative-Plus Allocation Portfolio	$1,221,181	$—	$1,221,181
EQ/Moderate Allocation Portfolio	$6,761,565	$—	$6,761,565
EQ/Moderate-Plus Allocation Portfolio	$8,039,668	$—	$8,039,668
Target 2015 Allocation Portfolio	$47,061	$118,456	$—
Target 2025 Allocation Portfolio	$162,785	$20,657	$142,128
Target 2035 Allocation Portfolio	$144,606	$2,658	$141,948
Target 2045 Allocation Portfolio	$113,716	$26,774	$86,942
Target 2055 Allocation Portfolio	$28,643	$83,164	$—

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Information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Portfolios to the extent applicable is attached in Appendix B.

Personal Trading Policies.    The Trust, the Adviser and the Distributor (as defined below) each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Portfolio but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. The Codes of Ethics of the Trust, the Adviser and the Distributor have been filed as exhibits to the Trust’s Registration Statement.

The Administrator

Pursuant to an administrative agreement, FMG LLC (in this capacity, the “Administrator”) provides the Trust with necessary administrative services, as more fully described in the Prospectus. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For these administrative services, in addition to the management fee, each EQ Allocation Portfolio, Target Allocation Portfolio and Charter Allocation Portfolio pays the Administrator its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500 per Portfolio. For purposes of calculating the asset-based administration fee, the assets of the EQ Allocation Portfolios, Target Allocation Portfolios and Charter Allocation Portfolios are aggregated together and with the assets of the other portfolio of the Trust and the assets of multiple portfolios of EQ Advisors Trust (together, the “Aggregated Portfolios”), all of which are managed by the Adviser. The asset-based administration fee is equal to an annual rate of 0.140% of the first $60 billion of the aggregate average daily net assets of the Aggregated Portfolios; 0.110% on the next $20 billion; 0.0875% on the next $20 billion; and 0.080% thereafter.

Pursuant to a sub-administration arrangement, the Administrator has contracted with JPMorgan Chase Bank, N.A. (“Sub-administrator”) to provide the Trust with certain sub-administrative services, including assisting with monitoring of portfolio compliance and portfolio accounting support services, subject to the supervision of the Administrator. The Administrator pays the Sub-administrator a fee for these services.

For the fiscal years ended December 31, 2017, December 31, 2018 and December 31, 2019, respectively, the Trust, with respect to each Portfolio, paid the following fees to the Administrator for administrative services.

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FISCAL YEAR ENDED DECEMBER 31, 2017

Portfolios:	Administration Fee
CharterSM Aggressive Growth Portfolio	$32,503
CharterSM Conservative Portfolio	$40,615
CharterSM Growth Portfolio	$32,515
CharterSM Moderate Growth Portfolio	$32,500
CharterSM Moderate Portfolio	$40,214
CharterSM Small Cap Growth Portfolio	$125,585
CharterSM Small Cap Value Portfolio	$235,082
EQ/Aggressive Allocation Portfolio	$4,754,460
EQ/Conservative Allocation Portfolio	$1,757,182
EQ/Conservative-Plus Allocation Portfolio	$1,943,856
EQ/Moderate Allocation Portfolio	$11,218,365
EQ/Moderate-Plus Allocation Portfolio	$13,257,267
Target 2015 Allocation Portfolio	$83,020
Target 2025 Allocation Portfolio	$214,730
Target 2035 Allocation Portfolio	$161,811
Target 2045 Allocation Portfolio	$122,420
Target 2055 Allocation Portfolio	$32,536

FISCAL YEAR ENDED DECEMBER 31, 2018

Portfolios:	Administration Fee
CharterSM Aggressive Growth Portfolio	$32,501
CharterSM Conservative Portfolio	$42,209
CharterSM Growth Portfolio	$32,500
CharterSM Moderate Growth Portfolio	$37,189
CharterSM Moderate Portfolio	$45,813
CharterSM Small Cap Growth Portfolio	$137,142
CharterSM Small Cap Value Portfolio	$236,741
EQ/Aggressive Allocation Portfolio	$4,645,861
EQ/Conservative Allocation Portfolio	$1,502,690
EQ/Conservative-Plus Allocation Portfolio	$1,750,918
EQ/Moderate Allocation Portfolio	$10,263,407
EQ/Moderate-Plus Allocation Portfolio	$12,414,632
Target 2015 Allocation Portfolio	$71,846
Target 2025 Allocation Portfolio	$226,609
Target 2035 Allocation Portfolio	$179,398
Target 2045 Allocation Portfolio	$137,961
Target 2055 Allocation Portfolio	$32,501

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FISCAL YEAR ENDED DECEMBER 31, 2019

Portfolios:	Administration Fee
CharterSM Aggressive Growth Portfolio	$32,518
CharterSM Conservative Portfolio	$46,595
CharterSM Growth Portfolio	$32,527
CharterSM Moderate Growth Portfolio	$40,049
CharterSM Moderate Portfolio	$44,934
CharterSM Small Cap Growth Portfolio	$130,539
CharterSM Small Cap Value Portfolio	$192,669
EQ/Aggressive Allocation Portfolio	$4,027,920
EQ/Conservative Allocation Portfolio	$1,299,798
EQ/Conservative-Plus Allocation Portfolio	$1,504,299
EQ/Moderate Allocation Portfolio	$8,871,279
EQ/Moderate-Plus Allocation Portfolio	$10,633,121
Target 2015 Allocation Portfolio	$57,966
Target 2025 Allocation Portfolio	$200,492
Target 2035 Allocation Portfolio	$178,085
Target 2045 Allocation Portfolio	$140,042
Target 2055 Allocation Portfolio	$35,266

The Distributor

The Trust has distribution agreements with AXA Distributors (also referred to as the “Distributor”) by which AXA Distributors serves as the Distributor for the Trust’s Class A shares, Class B shares and Class K shares. AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable and an affiliate of FMG LLC and its address is 1290 Avenue of the Americas, New York, New York 10104.

The Trust’s distribution agreements with respect to Class A, Class B and Class K shares of the Portfolios (“Distribution Agreements”) have been approved by the Trust’s Board including a majority of the Independent Trustees, with respect to each Portfolio. The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement’s continuance is approved annually by (i) a majority of the Independent Trustees who are not parties to such agreement and, if applicable, who have no direct or indirect financial interest in the operation of the Rule 12b-1 Distribution Plans (as defined below) or any such related agreement, by a vote cast in person at a meeting called for the purpose of voting on such agreements and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

The Trust has adopted, in the manner prescribed under Rule 12b-1 under the 1940 Act, a plan of distribution pertaining to the Class A and Class B shares of the applicable EQ Allocation Portfolios, Target Allocation Portfolios and Charter Allocation Portfolios (“Rule 12b-1 Distribution Plans”). Under the Rule 12b-1 Distribution Plans, the Class A and Class B shares of the Trust are charged a fee to compensate the Distributor for promoting, selling and servicing shares of the Portfolios. The maximum annual distribution and/or service (12b-1) fee for each Portfolio’s Class A and Class B shares is 0.25% of the average daily net assets attributable to Class A and Class B shares. There is no distribution plan with respect to Class K shares and the Portfolios pay no service or distribution fees with respect to those shares.

The Board considered various factors in connection with its decision as to whether to approve or reapprove, as the case may be, the Rule 12b-1 Distribution Plans, including: (i) the nature and causes of the circumstances which make the approval or continuance of Rule 12b-1 Distribution Plans necessary and appropriate; (ii) the way in which the Rule 12b-1 Distribution Plans address those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Rule 12b-1 Distribution Plans to any other person relative to those of the Trust; (v) the effect

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of the Rule 12b-1 Distribution Plans on existing Contract owners; (vi) the merits of possible alternative plans or pricing structures; (vii) the relationship of the Rule 12b-1 Distribution Plans to other distribution efforts of the Trust; and (viii) the competitive conditions in the variable products industry. The Board noted that the overall distribution arrangements would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current Contract owners to make additional investments in the Portfolios and attracting new investors and assets to the Portfolios to the benefit of the Portfolios and their respective Contract owners, (2) facilitate distribution of the Portfolios’ shares and (3) maintain the competitive position of the Portfolios in relation to other portfolios that have implemented or are seeking to implement similar distribution arrangements.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Board, including the Independent Trustees, who have no direct or indirect financial interest in the Rule 12b-1 Distribution Plans or any related agreement, unanimously determined, in the exercise of its reasonable business judgment, that the Rule 12b-1 Distribution Plans are reasonably likely to benefit the Trust and the shareholders of the Portfolios. As such, the Trustees, including the Independent Trustees, approved each Rule 12b-1 Distribution Plan and its continuance.

Pursuant to the Rule 12b-1 Distribution Plans, the Trust compensates the Distributor from assets attributable to the Class A and Class B shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of that class of shares. Generally, the 12b-1 fees are paid to the Distributor on a monthly basis. A portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class A and Class B shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class A and Class B shares.

The Rule 12b-1 Distribution Plans are of a type known as a “compensation” plan because payments are made for services rendered to the Trust with respect to a class of shares regardless of the level of expenditures by the Distributor. The Trustees, however, take into account such expenditures for purposes of reviewing operations under the Rule 12b-1 Distribution Plans and in connection with their annual consideration of the Rule 12b-1 Distribution Plans’ renewal. The Distributor’s expenditures include, without limitation: (i) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to Class A and Class B shares of the Trust; (ii) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class A and Class B shares of the Trust; (iii) holding seminars and sales meetings designed to promote the distribution of Class A and Class B shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding Trust investment objectives and policies and other information about the Trust and the Portfolios, including the performance of the Portfolios; (v) training sales personnel regarding the Class A and Class B shares of the Trust; and (vi) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class A and Class B shares.

The Distributor does not receive any underwriting discounts or commissions, compensation on redemptions and repurchases, or brokerage commissions from the Trust.

AXA Equitable and the Distributor may use their respective past profits or other resources to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Trust and/or support services that benefit Contract owners, including payments of significant amounts made to intermediaries that provide those services. These services may include sales personnel training, prospectus review, marketing, and related services.

The Distributor pays all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor offers shares of each Portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law.

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Each Distribution Agreement provides that the Distributor shall accept orders for shares at net asset value without sales commissions or loads being charged. The Distributor has made no firm commitment to acquire shares of any Portfolio.

The Rule 12b-1 Distribution Plans and any Rule 12b-1 related agreements that are entered into by the Trust or the Distributor in connection with the Rule 12b-1 Distribution Plans will continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by a vote of a majority of the Board, and of a majority of the Independent Trustees, with no direct or indirect financial interest in the operation of the Rule 12b-1 Distribution Plans or any Rule 12b-1 related agreements. In addition, the annual continuance of the Distribution Agreements must be approved by the Board or a majority of outstanding voting securities, and by a majority of Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the Distribution Agreement. In addition, the Rule 12b-1 Distribution Plans and any Rule 12b-1 related agreement may be terminated at any time, without penalty, by vote of a majority of the outstanding Class A or Class B shares of the Portfolio or by vote of a majority of the Independent Trustees, with no direct or indirect financial interest in the operation of the Rule 12b-1 Distribution Plans or Rule 12b-1 related agreement. The Rule 12b-1 Distribution Plans also provide that they may not be amended to increase materially the amount (up to 0.25% of Class A or Class B average daily net assets annually) that may be spent for distribution of Class A or Class B shares of any Portfolio without the approval of the Class A or Class B shareholders of that Portfolio.

The table below shows the amount paid by the Class A and Class B shares of each listed Portfolio to the Distributor pursuant to the Rule 12b-1 Distribution Plans for the fiscal year ended December 31, 2019. For this period, the Distributor’s actual expenditures exceeded the amounts received from the Portfolios.

FISCAL YEAR ENDED DECEMBER 31, 2019

Portfolios:	Class A Fee Paid to Distributor	Class B Fee Paid to Distributor	Total Distribution Fees
CharterSM Aggressive Growth Portfolio	$—	$23,553	$23,553
CharterSM Conservative Portfolio	$—	$94,602	$94,602
CharterSM Growth Portfolio	$—	$48,486	$48,486
CharterSM Moderate Growth Portfolio	$—	$81,302	$81,302
CharterSM Moderate Portfolio	$—	$91,211	$91,211
CharterSM Small Cap Growth Portfolio	$—	$264,954	$264,954
CharterSM Small Cap Value Portfolio	$30,841	$360,142	$390,983
EQ/Aggressive Allocation Portfolio	$200,390	$7,895,393	$8,095,783
EQ/Conservative Allocation Portfolio	$48,516	$2,563,834	$2,612,350
EQ/Conservative-Plus Allocation Portfolio	$45,100	$2,936,717	$2,981,817
EQ/Moderate Allocation Portfolio	$4,809,997	$12,449,798	$17,259,795
EQ/Moderate-Plus Allocation Portfolio	$509,044	$20,901,421	$21,410,465
Target Allocation 2015 Portfolio	$—	$59,842	$59,842
Target Allocation 2025 Portfolio	$—	$279,877	$279,877
Target Allocation 2035 Portfolio	$—	$286,014	$286,014
Target Allocation 2045 Portfolio	$—	$248,504	$248,504
Target Allocation 2055 Portfolio	$—	$57,348	$57,348

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Compensation to Financial Intermediaries

In addition to the distribution and service fees paid by the Portfolios to the Distributor for the purpose of compensating certain financial intermediaries and for other purposes (described above in the section entitled, “The Distributor”), the Distributor or the Adviser (or one of their affiliates) may make payments out of its own resources to provide additional compensation to selected affiliated and unaffiliated sponsoring insurance companies (or their affiliates) or other financial intermediaries (collectively, “financial intermediaries”).

As described in the Prospectus and in more detail below, the Adviser and the Distributor may use their respective past profits or other resources to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Portfolios and/or support services that benefit Contract owners, plan participants or other investors who purchase through financial intermediaries, to reimburse certain expenses related to processing sales of Portfolio shares and to pay incentives to market the Portfolios, to cooperate with the Distributor’s or financial intermediaries’ promotional efforts or in recognition of financial intermediaries’ marketing support, transaction processing and/or administrative services support (collectively, “revenue sharing payments”). These additional payments are made by the Adviser, the Distributor or their respective affiliates and do not increase the amount paid by the Portfolios, Contract owners, plan participants or other investors who purchase through financial intermediaries as shown under the heading “Fees and Expenses of the Portfolio” in the Portfolio summaries in the Prospectus.

Subaccounting and Other Payments.    Payments by the Adviser and/or the Distributor (and their affiliates) to financial intermediaries may include payments for providing recordkeeping services with respect to certain groups of investors in the Portfolios, including Contract owners that allocate contract value indirectly to one or more Portfolios and participants in retirement plans (collectively referred to as “subaccounting” and Contract owners and participants, “investors”). The subaccounting services typically include: (i) maintenance of master accounts with the Trust (e.g., insurance company separate accounts investing in the Trust); (ii) tracking, recording and transmitting net purchase and redemption orders for Portfolio shares; (iii) establishing and maintaining investor accounts and records; (iv) recording investor account balances and changes thereto; (v) distributing redemption proceeds and transmitting net purchase payments and arranging for the wiring of funds; (vi) reconciling purchase and redemption activity and dividend and distribution payments between a master account and the Trust; (vii) maintaining and preserving records related to the purchase, redemption and other account activity of investors; (viii) providing statements to investors; (ix) furnishing proxy materials, periodic fund reports, prospectuses and other communications to investors as required; (x) assisting with proxy solicitations on behalf of the Trust, including soliciting and compiling voting instructions from Contract owners; (xi) responding to inquiries from investors about the Portfolios and (xii) providing information in order to assist the Portfolios in their compliance with state securities laws.

In accordance with guidance from the U.S. Department of Labor, retirement and benefit plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the retirement and benefit plans or the investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients’ charges by the amount of fees the recordkeeper receives from mutual funds.

Marketing Support Payments.    Payments by the Adviser and/or the Distributor (and their affiliates) to financial intermediaries also may include payments for marketing support services, including: providing periodic and ongoing education and training and support of financial intermediary personnel regarding the Portfolios and the financial planning needs of Contract owners that allocate contract value indirectly to one or more Portfolios, plan participants or other investors who purchase through financial intermediaries; adding the Portfolios to the list of underlying investment options in an insurance company’s variable products; disseminating to financial intermediary personnel information and product marketing materials regarding the Portfolios; explaining to financial intermediaries’ clients the features and characteristics of the Portfolios; conducting due diligence regarding the Portfolios; granting access (in some cases on a preferential basis over other competitors) to sales meetings, sales representatives and management representatives of the financial intermediary; and providing business planning assistance, marketing support, advertising and other services.

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Other Payments.    From time to time, the Distributor or the Adviser (or an affiliate) at its expense, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of Portfolio shares. Such payments may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for financial intermediary representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by financial intermediary representatives and other employees in connection with training and educational meetings, client prospecting, retention and due diligence trips.

Other compensation or promotional incentives may be offered to the extent not prohibited by federal or state laws or any self-regulatory organization. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s policies and applicable law. These payments may vary depending upon the nature of the event.

Payment Amounts. The payments to financial intermediaries as described above generally are negotiated based on a number of factors including, but not limited to, quality of service, reputation in the industry, ability to attract and retain assets, target markets, customer relationships, and relationship with the Adviser or Distributor or its affiliates. No one factor is determinative of the type or amount of additional compensation to be provided. The amount of these payments, as determined from time to time by the Adviser or Distributor (or an affiliate) in its sole discretion, may be different for different financial intermediaries. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation. Such payments may be calculated by reference to the gross or net sales by such person, the average net assets of shares held by the customers of such person, the number of accounts of the Portfolios attributable to such person, on the basis of a flat fee or a negotiated lump sum payment for services provided, or otherwise.

The Adviser or the Distributor or its affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial intermediaries at any time without notice. For more specific information about any revenue sharing and/or subaccounting payments made to your financial intermediary, investors should contact their investment professionals.

BROKERAGE ALLOCATION AND OTHER STRATEGIES

Brokerage Commissions

The Portfolios may be charged for securities brokers’ commissions, transfer taxes and similar fees relating to securities transactions. The Adviser seeks to obtain the best net price and execution on all orders placed for the Portfolios, considering all the circumstances. The Adviser may, as appropriate, in the allocation of brokerage business, take into consideration the receipt of research and other brokerage services, consistent with the obligation to seek to obtain best net price and execution.

Investment company securities (including securities of the Underlying Portfolios, but not including securities of the ETFs) generally are purchased directly from the issuer. It is expected that other securities will ordinarily be purchased in the primary markets, whether OTC or listed, and that listed securities may be purchased in the OTC market if that market is deemed the primary market.

Purchases and sales of equity securities on a securities exchange or in the OTC market are effected through brokers who receive compensation for their services. Such compensation varies among different brokers. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. However, brokerage commission rates in certain countries in which the Portfolios may invest may be discounted for certain large domestic and foreign investors such as the Portfolios. A number of foreign banks and brokers will be used for execution of the Portfolios’ portfolio transactions. In the case of securities traded in the foreign and domestic OTC markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. Equity securities may be purchased from underwriters at prices that include underwriting fees.

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Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is generally no stated brokerage commission paid by a portfolio for a fixed-income security, the price paid by a portfolio to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed commission or mark-up.

The Adviser may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Adviser. The research services include economic, market, industry and company research material. Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”) and by policies adopted by the Trustees, the Adviser, as appropriate, may cause the Trust to pay a broker-dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Adviser must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts for which it exercises investment discretion and that the services provided by a broker provide the Adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a portfolio for any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

For futures transactions, the selection of a futures broker is generally based on the overall quality of execution and other services provided by the futures broker. The Adviser or its affiliates may choose to execute futures transactions electronically.

The overall reasonableness of commissions paid will be determined by evaluating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, confidentiality, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by the Adviser, as appropriate, for the benefit of all accounts for which the responsible party makes investment decisions. As such, research services paid for with the portfolios’ brokerage commissions may not benefit the portfolios, while research services paid for with the brokerage commissions of other clients may benefit the portfolios. The receipt of research services from brokers will tend to reduce the Adviser’s expenses in managing the portfolios.

Securities or other investments held by a Portfolio may also be held by other separate accounts, mutual funds or other accounts for which the Adviser serves as an investment adviser, or held by the Adviser for its own account. Because of different investment objectives or other factors, a particular security or other investment may be bought by the Adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a Portfolio or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

When the Adviser deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent

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with its fiduciary obligations to the Portfolio and to such other accounts or companies. In general, the Adviser, as appropriate, will make allocations among accounts with the same or similar investment objective based upon a variety of factors which may include, among other things, the account’s available cash, investment restrictions, permitted investment techniques, tolerance for risk, tax status, account size, and other relevant considerations. In some cases this procedure may adversely affect the size of the position obtainable for a Portfolio.

For the fiscal years ended December 31, 2017, December 31, 2018 and December 31, 2019, each Portfolio paid the amounts indicated in brokerage commissions.

FISCAL YEAR ENDED DECEMBER 31, 2017

Portfolios:	Brokerage Commissions Paid
CharterSM Aggressive Growth Portfolio	$44
CharterSM Conservative Portfolio	$203
CharterSM Growth Portfolio	$68
CharterSM Moderate Growth Portfolio	$56
CharterSM Moderate Portfolio	$605
CharterSM Small Cap Growth Portfolio	$—
CharterSM Small Cap Value Portfolio	$—
EQ/Aggressive Allocation Portfolio	$—
EQ/Conservative Allocation Portfolio	$—
EQ/Conservative-Plus Allocation Portfolio	$—
EQ/Moderate Allocation Portfolio	$—
EQ/Moderate-Plus Allocation Portfolio	$—
Target 2015 Allocation Portfolio	$—
Target 2025 Allocation Portfolio	$—
Target 2035 Allocation Portfolio	$—
Target 2045 Allocation Portfolio	$—
Target 2055 Allocation Portfolio	$—

FISCAL YEAR ENDED DECEMBER 31, 2018

Portfolios:	Brokerage Commissions Paid
CharterSM Aggressive Growth Portfolio	$116
CharterSM Conservative Portfolio	$143
CharterSM Growth Portfolio	$168
CharterSM Moderate Growth Portfolio	$286
CharterSM Moderate Portfolio	$114
CharterSM Small Cap Growth Portfolio	$—
CharterSM Small Cap Value Portfolio	$—
EQ/Aggressive Allocation Portfolio	$—
EQ/Conservative Allocation Portfolio	$—
EQ/Conservative-Plus Allocation Portfolio	$—
EQ/Moderate Allocation Portfolio	$—
EQ/Moderate-Plus Allocation Portfolio	$—
Target 2015 Allocation Portfolio	$—
Target 2025 Allocation Portfolio	$—
Target 2035 Allocation Portfolio	$—
Target 2045 Allocation Portfolio	$—
Target 2055 Allocation Portfolio	$—

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FISCAL YEAR ENDED DECEMBER 31, 2019

Portfolios:	Brokerage Commissions Paid
CharterSM Aggressive Growth Portfolio	$293
CharterSM Conservative Portfolio	$478
CharterSM Growth Portfolio	$400
CharterSM Moderate Growth Portfolio	$150
CharterSM Moderate Portfolio	$172
CharterSM Small Cap Growth Portfolio	$—
CharterSM Small Cap Value Portfolio	$—
EQ/Aggressive Allocation Portfolio	$—
EQ/Conservative Allocation Portfolio	$—
EQ/Conservative-Plus Allocation Portfolio	$—
EQ/Moderate Allocation Portfolio	$—
EQ/Moderate-Plus Allocation Portfolio	$—
Target Allocation 2015 Portfolio	$—
Target Allocation 2025 Portfolio	$—
Target Allocation 2035 Portfolio	$—
Target Allocation 2045 Portfolio	$—
Target Allocation 2055 Portfolio	$—

Brokerage Transactions with Affiliates

To the extent permitted by law and in accordance with procedures established by the Board, the Trust may engage in brokerage transactions with brokers that are affiliates of the Adviser or its affiliates, including Sanford C. Bernstein & Co., LLC, sub-advisers, brokers who are affiliates of such sub-advisers, or unaffiliated brokers who trade or clear through affiliates of the Adviser or sub-advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with brokers that are affiliates of the Adviser or sub-advisers or their respective affiliates unless pursuant to an exemptive order from the SEC. The Trust relies on exemptive relief from the SEC that permits a portion of a portfolio that has multiple portions advised by different sub-advisers and/or the Adviser to engage in principal and brokerage transactions with a sub-adviser (or an affiliate of that sub-adviser) to another portion of the same portfolio, subject to certain conditions. The Trust has adopted procedures, prescribed by the 1940 Act and the rules thereunder, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Adviser and brokers that are affiliates of a sub-adviser to a portfolio for which that sub-adviser provides investment advice do not exceed the usual and customary broker’s commission. In addition, the Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, under applicable securities law the Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Adviser or sub-advisers or their respective affiliates.

For the fiscal years ended December 31, 2017, December 31, 2018 and December 31, 2019, none of the Portfolios paid amounts to affiliated broker-dealers of the Adviser or Distributor.

Brokerage Transactions Relating to Research Services

For the fiscal year ended December 31, 2019, none of the Portfolios directed portfolio transactions to broker-dealers that also provided research services.

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PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the Trust’s Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to the Adviser as its investment manager. The Adviser is responsible for proxy voting for each Portfolio. The Adviser will vote a Portfolio’s shares in other investment companies managed by the Adviser (“Underlying Portfolios”) either for or against approval of a proposal, or as an abstention, in the same proportion as the vote of all other security holders of the applicable Underlying Portfolio, whether or not the proposal presents an issue as to which the Adviser or its affiliates could be deemed to have a conflict of interest. The Adviser will vote a Portfolio’s shares in unaffiliated mutual funds (“Underlying Unaffiliated Funds”), exchange-traded securities of other investment companies or investment vehicles (“Underlying ETFs”), as applicable, in the best interest of the relevant Portfolio and its shareholders.

The Adviser may engage an independent proxy voting service to assist with the research and analysis of voting issues, provide voting recommendations or carry out the actual voting process as deemed necessary. If the Adviser becomes aware that a proposal may present an issue as to which the Adviser, the Distributor or their affiliates could be deemed to have a material conflict of interest, the issue will be reviewed by the Trust’s CCO, who may take actions deemed appropriate. If the Trust’s CCO determines that an affiliated person of the Adviser has a potential material conflict, that affiliated person will not participate in the voting decision.

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website at http://www.axa-equitablefunds.com (go to “EQ Premier VIP Trust Portfolios” and click on “Proxy Voting Records”) and (2) on the SEC’s website at http://www.sec.gov. See Appendix C to this SAI for the Trust’s Proxy Voting Policies and Procedures.

CONFLICTS OF INTEREST

The Adviser currently serves as the investment adviser and administrator for the Trust and two other investment companies that are registered under the 1940 Act, and as the investment adviser for two private investment trusts that are exempt from such registration. The Adviser and its affiliates (including AXA Equitable, AXA Distributors, LLC, AXA S.A., Equitable Holdings, and AllianceBernstein L.P.) and their respective managers, partners, directors, trustees, officers, and employees (collectively, for purposes of this Conflicts of Interest discussion, “Affiliates”) are insurance and related financial services companies engaged in life insurance, property and casualty insurance and reinsurance activities, as well as asset management, investment banking, securities trading, brokerage, real estate and other financial services activities, providing a broad range of services to a substantial and diverse client base. The broad range of activities, services, and interests of the Adviser and its Affiliates gives rise to actual, potential and/or perceived conflicts of interest, and may introduce certain investment or transactional restrictions, that could disadvantage the Portfolios and their shareholders.

Certain actual and potential conflicts of interest are discussed below and elsewhere in this SAI. Investors should carefully review these discussions. These discussions are not, and are not intended to be, a complete discussion of all of the actual and potential conflicts of interest that may arise. Additional or unanticipated conflicts of interest may arise from time to time in the ordinary course of the Adviser’s and its Affiliates’ various businesses.

The Adviser and the Trust have adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. These practices, policies and procedures include information barriers, codes of ethics, pre-clearance and reporting of securities transactions by certain persons, and the use of independent persons to review certain types of transactions. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures also may limit the Portfolios’ investment activities and affect their performance.

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Certain Conflicts Related to Fees and Compensation

The Adviser and certain of its Affiliates provide services including investment management, administration, shareholder servicing, distribution, and transfer agency services to the Portfolios and earn fees from these relationships with the Portfolios. The Adviser and its Affiliates face conflicts of interest when the Portfolios select affiliated service providers because the Adviser and its Affiliates receive greater compensation when they are used. Although these fees are generally based on asset levels, the fees are not directly contingent on Portfolio performance and the Adviser and its Affiliates would still receive significant compensation from the Portfolios even if shareholders lose money. In addition, the Adviser and certain of its Affiliates manage or advise funds or accounts, including the Portfolios, with different fee rates and/or fee structures. Differences in fee arrangements may create an incentive for the Adviser and/or its Affiliates to favor higher-fee funds or accounts. The Adviser and its Affiliates also face conflicts of interest when the Portfolios select affiliated service providers because services provided by an affiliated service provider may not be equal to services that could be provided by an unaffiliated service provider.

The Adviser also may have a financial incentive to implement (or not to implement) certain changes to the Portfolios. For example, the Adviser may, from time to time, recommend a Portfolio combination or other restructuring. The Adviser will benefit to the extent that a restructuring results in a Portfolio’s having a higher net management fee and/or administration fee payable to the Adviser. In addition, the profits derived from the fees payable to the Adviser by a Portfolio after a restructuring may be higher than the profits derived from the fees payable to the Adviser by the Portfolio prior to the restructuring. The Adviser will further benefit to the extent that a Portfolio restructuring eliminates or reduces the Adviser’s obligations under an expense limitation arrangement currently in effect for a Portfolio. In addition, in certain cases, the Adviser and/or its Affiliates may own a significant amount of shares of a Portfolio representing the Adviser’s and/or its Affiliates’ investment of seed money to facilitate the investment operations of the Portfolio. A Portfolio restructuring may increase the size of a Portfolio such that the Adviser and/or its Affiliates could redeem shares held in the Portfolio representing such seed money investments. Redeeming seed money from a Portfolio may enable the Adviser or an Affiliate to reduce its costs associated with providing seed money and/or use the proceeds to provide seed money for other funds and products that it manages or is developing or realize other benefits. Any recommendation to the Trust’s Board of Trustees concerning a Portfolio combination or other restructuring is subject to the Adviser’s fiduciary duty to act in the best interests of an affected Portfolio and its shareholders.

In addition, subject to applicable law, the Adviser or its Affiliates may, from time to time and without notice to the Portfolios’ shareholders, in-source or outsource certain processes or functions in connection with a variety of services that they provide to the Portfolios in various capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Certain Conflicts Related to the Adviser and its Affiliates Acting in Multiple Commercial Capacities

The Adviser and/or one or more Affiliates act or may act in various commercial capacities, including as investment manager, investment adviser, administrator, investor, commodity pool operator, underwriter, distributor, transfer agent, insurance company, investment banker, research provider, market maker, trader, lender, agent or principal, and may have direct and indirect interests in securities, commodities, currencies, derivatives and other instruments in which the Portfolios may directly or indirectly invest. Thus, it is likely that the Portfolios will have business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities with which the Adviser and/or an Affiliate has developed or is trying to develop business relationships or in which the Adviser and/or an Affiliate has significant investments or other interests. For example, the Adviser may have an incentive to hire as a sub-adviser or other service provider an entity with which the Adviser or one or more Affiliates have, or would like to have, significant or other business dealings or arrangements. In addition, the Adviser and/or its Affiliates may have business dealings or arrangements with entities that are significant investors in, or have business relationships with, or provide services to Equitable Holdings, the Adviser’s publicly traded indirect parent company, and these entities may try to influence the Adviser’s and/or its Affiliates’ existing or other business dealings or arrangements. Furthermore, when Affiliates act in various commercial capacities in relation to the

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Portfolios, the Affiliates may take commercial steps in their own interests, which may have an adverse effect on the Portfolios. The Adviser and/or an Affiliate will have an interest in obtaining fees or other compensation in connection with such activities that are favorable to it, and any fees or other compensation (which could include advisory fees, underwriting or placement fees, financing or commitment fees, and brokerage and other transaction fees) will not be shared with the Portfolios.

The Adviser and/or its Affiliates also derive ancillary benefits from providing investment management, administration, shareholder servicing, distribution, and transfer agency services to the Portfolios, and providing such services to the Portfolios may enhance the Adviser’s and/or its Affiliates’ relationships with various parties, facilitate additional business development, and enable the Adviser and/or its Affiliates to obtain additional business and generate additional revenue.

Subject to applicable law and regulations, a Portfolio may enter into transactions in which the Adviser and/or its Affiliates, or companies that are deemed to be affiliates of the Portfolio (including other Portfolios of the Trust), may have an interest that potentially conflicts with the interests of the Portfolio. Such transactions create an opportunity for the Adviser and/or an Affiliate to engage in self-dealing. The Adviser and its Affiliates face a potentially conflicting division of loyalties and responsibilities to the parties in such transactions, including with respect to a decision to enter into such transactions, as well as with respect to valuation, pricing, and other terms. Any such transactions are executed in accordance with the provisions of Rule 17a-7 and Rule 17e-1, as applicable, under the 1940 Act. Applicable law and regulations also may prevent a Portfolio from engaging in transactions with an affiliate of the Portfolio, which may include the Adviser and/or its Affiliates, or from participating in an investment opportunity in which an affiliate of the Portfolio participates.

The Adviser and/or an Affiliate also faces conflicts of interest if a Portfolio purchases securities during the existence of an underwriting syndicate of which an Affiliate is a member because the Affiliate typically receives fees for certain services that it provides to the syndicate and, in certain cases, will be relieved directly or indirectly of certain financial obligations as a result of the Portfolio’s purchase of securities. Any such purchases are executed in accordance with the provisions of Rule 10f-3 under the 1940 Act.

In addition, as a result of the Adviser’s Affiliates acting in multiple commercial capacities, the Affiliates, from time to time, may come into possession of information about certain markets and investments that, if known to the Adviser, could cause the Adviser to seek to dispose of, retain, or increase interests in investments held by a Portfolio, acquire certain positions on behalf of a Portfolio, or take other actions. The Adviser generally will not have access, or will have limited access, to such information, even when it would be relevant to its management of a Portfolio. Such Affiliates can trade differently from the Portfolios potentially based on information not available to the Adviser. If the Adviser acquires or is deemed to acquire material non-public information regarding an issuer, it will be restricted from purchasing or selling securities of that issuer for its clients, including a Portfolio, until the information has been publicly disclosed or is no longer deemed material. (As discussed below, such an issuer could include an Underlying Portfolio.)

Certain Conflicts Related to the Funds of Funds Structure

In managing a Portfolio that invests in Underlying Portfolios and/or Underlying ETFs (that is, a “fund of funds”), the Adviser will have the authority to select and substitute the Underlying Portfolios and Underlying ETFs. The Adviser is subject to conflicts of interest in allocating a Portfolio’s assets among Underlying Portfolios and/or Underlying ETFs because it (and in certain cases its Affiliates) earn fees for managing and administering the affiliated Underlying Portfolios, but not the unaffiliated Underlying Portfolios or Underlying ETFs. In addition, the Adviser is subject to conflicts of interest in allocating a Portfolio’s assets among the various affiliated Underlying Portfolios because its profitability with respect to and/or the fees payable to it by some of the affiliated Underlying Portfolios are higher than its profitability with respect to and/or the fees payable by other affiliated Underlying Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain affiliated Underlying Portfolios, certain of its Affiliates are responsible for sub-advising, the affiliated Underlying Portfolios.

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Because the Adviser’s selection of Underlying Portfolios and/or Underlying ETFs may have a positive or negative impact on its (or its Affiliates’) revenues and/or profits, the Adviser has an incentive to select affiliated Underlying Portfolios for inclusion in a fund of funds, even though there may be other, unaffiliated Underlying Portfolios and/or Underlying ETFs that may be more appropriate for inclusion in the fund of funds or that have superior historical returns. In addition, the Adviser’s and/or its Affiliates’ other existing or potential business relationships (e.g., distribution, sub-administration, or custody arrangements), including with affiliated or unaffiliated sub-advisers to Underlying Portfolios and Underlying ETFs, or other financial or personal relationships, could influence the Adviser’s selection of Underlying Portfolios and Underlying ETFs. In addition, one or more Affiliates may invest (e.g., through its general account or separate accounts) in ETFs that are also held by the Portfolios, which may influence the Adviser’s ETF investment decisions. The Adviser’s selection of Underlying Portfolios and Underlying ETFs also may positively or negatively impact its obligations under the Expense Limitation Agreement and its ability to recoup previous payments or waivers made under the Expense Limitation Agreement.

A Portfolio investing in Underlying Portfolios may from time to time own or control a significant percentage of an Underlying Portfolio’s shares. Accordingly, an Underlying Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such a Portfolio. These inflows and outflows may be frequent and could negatively affect an Underlying Portfolio’s and, in turn, a Portfolio’s net asset value and performance and could cause an Underlying Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for an Underlying Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect an Underlying Portfolio’s and, in turn, a Portfolio’s ability to meet shareholder redemption requests or could limit an Underlying Portfolio’s and, in turn, a Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Adviser also may be subject to conflicts of interest in selecting shares of Underlying Portfolios for redemption and in deciding whether and when to redeem such shares. In addition, these inflows and outflows could increase an Underlying Portfolio’s and, in turn, a Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause an Underlying Portfolio’s and, in turn, a Portfolio’s, actual expenses to increase, or could result in an Underlying Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Underlying Portfolio’s and, in turn, a Portfolio’s expense ratio. In addition, the Adviser may have an incentive to continue to invest a Portfolio’s assets in an underperforming Underlying Portfolio to protect the Underlying Portfolio from large-scale outflows, even when the portfolio managers believe that such an investment is not in the best interests of the Portfolio. The Adviser also may have an incentive not to invest a Portfolio’s assets in certain affiliated Underlying Portfolios, even when the portfolio managers believe that doing so may be in the best interests of the Portfolio, to reserve potential limited capacity for other preferred investors.

In the ordinary course of business, the Adviser and/or its Affiliates may from time to time provide seed money to an affiliated Underlying Portfolio that is newly-formed or has a relatively small asset level to facilitate investment operations and/or maintain a competitive expense ratio. The Adviser could have an incentive to allocate a Portfolio’s assets to an affiliated Underlying Portfolio to which the Adviser and/or its Affiliates have provided seed money to help increase the affiliated Underlying Portfolio’s asset level. The Adviser also could have an incentive to allocate a Portfolio’s assets to an affiliated Underlying Portfolio to reduce or eliminate the need for the Adviser and/or its Affiliates to provide seed money or reduce the length of time such seed money is needed. Redeeming seed money from an affiliated Underlying Portfolio may enable the Adviser or an Affiliate to reduce its costs associated with providing seed money and/or use the proceeds to provide seed money for other funds and products that it manages or is developing or realize other benefits.

The portfolio managers of a Portfolio that invests in affiliated Underlying Portfolios may have access to the holdings of, and may acquire non-public information (e.g., strategy changes, sub-adviser changes, or significant

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or anticipated redemptions) regarding, the affiliated Underlying Portfolios in connection with their official duties, including in connection with serving as portfolio managers of one or more affiliated Underlying Portfolios. The portfolio managers therefore face conflicts of interest in the timing and amount of allocations to affiliated Underlying Portfolios, as well as in the selection of affiliated Underlying Portfolios.

Consistent with its fiduciary duties, the Adviser seeks to implement each Portfolio’s and each affiliated Underlying Portfolio’s investment program in a manner that is in the best interest of that Portfolio and affiliated Underlying Portfolio and that is consistent with its investment objective, policies, and strategies.

Certain Conflicts Related to the Adviser’s Insurance Company Affiliates

The Portfolios are available through Contracts offered by insurance company Affiliates of the Adviser and the Portfolios may be used to fund all or a portion of certain benefits and guarantees available under the Contracts. To the extent the assets in a Portfolio are insufficient to fund those benefits and guarantees, the Adviser’s insurance company Affiliates might otherwise be obligated to fulfill them out of their own resources. The Adviser is subject to conflicts of interest in connection with providing advice to, or developing strategies and models used to manage, a Portfolio (e.g., with respect to the allocation of assets among Underlying Portfolios or between passively and actively managed portions of a Portfolio and the development and implementation of the models used to manage a Portfolio). The performance of a Portfolio may impact the obligations and financial exposure of the Adviser’s insurance company Affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option, and the ability of an insurance company Affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Adviser’s investment decisions and the design of the Portfolios may be influenced by these factors. For example, the Portfolios or models and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company Affiliates that provide the benefits and guarantees and offer the Portfolios as investment options in their products, and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The financial benefits to the Adviser’s insurance company Affiliates may be material. The performance of a Portfolio also may adversely impact the value of Contracts that offer the Portfolio as an investment option and could suppress the value of the benefits and guarantees offered under a Contract.

An EQ Allocation Portfolio may invest from time to time in Underlying Portfolios managed by the Adviser that employ various volatility management techniques, including the use of futures and options to manage equity exposure. Although these actions are intended to reduce the overall risk of investing in an EQ Allocation Portfolio, they may not work as intended and may result in losses by the EQ Allocation Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The success of any volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of any volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. Market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute a volatility management strategy in a timely manner or at all. In addition, the Adviser and its insurance company Affiliates manage or advise other funds and accounts that engage in and compete for transactions in the same types of securities and instruments (such as futures contracts) as an Underlying Portfolio. Such transactions could affect the prices and availability of the securities and instruments in which an Underlying Portfolio invests, directly or indirectly, and could have an adverse impact on an Underlying Portfolio’s performance, and therefore an EQ Allocation Portfolio’s performance.

A significant percentage of a Portfolio’s shares may be owned or controlled by the Adviser and/or its Affiliates or other large shareholders, including primarily insurance company separate accounts and qualified

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plans. Accordingly, a Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution and other transactions by Affiliates of the Adviser. These inflows and outflows may be frequent and could negatively affect a Portfolio’s net asset value and performance, and could cause a Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for a Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect a Portfolio’s ability to meet shareholder redemption requests or could limit a Portfolio’s ability to pay redemption proceeds within the time period stated in its Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Adviser or its Affiliates also may be subject to conflicts of interest in selecting shares of Portfolios for redemption and in deciding whether and when to redeem such shares. In addition, these inflows and outflows could increase a Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause a Portfolio’s actual expenses to increase, or could result in a Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Portfolio’s expense ratio.

The Portfolios or other portfolios for which the Adviser serves as investment adviser may be used as variable insurance trusts for unaffiliated insurance companies’ insurance products. These unaffiliated insurance companies have financial arrangements (which may include revenue sharing arrangements) with the Adviser’s insurance company Affiliates. These financial arrangements could create an incentive for the Adviser, in its selection process, to favor Underlying Portfolios and Underlying ETFs that are affiliated with these unaffiliated insurance companies.

Consistent with its fiduciary duties, the Adviser seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in the Prospectus.

Certain Conflicts Related to the Adviser and its Affiliates Acting for Multiple Clients

The Adviser and certain of its Affiliates manage or advise other funds and accounts that have investment objectives and strategies that are similar to those of the Portfolios and/or that engage in and compete for transactions in the same types of securities and instruments as the Portfolios. Such transactions could affect the prices and availability of the securities and instruments in which a Portfolio invests, directly or indirectly, and could have an adverse impact on a Portfolio’s performance. For example, when another fund or account managed or advised by the Adviser or an Affiliate implements a portfolio decision or strategy ahead of, or at the same time as, similar portfolio decisions or strategies for one or more Portfolios, market impact, liquidity constraints, or other factors could result in a Portfolio receiving less favorable investment results, and the costs of implementing such portfolio decisions or strategies could be increased or a Portfolio could otherwise be disadvantaged. The Adviser and certain of its Affiliates also manage or advise other funds and accounts that have investment objectives and strategies that differ from, or may be contrary to, those of the Portfolios. Other funds and accounts may buy or sell positions while a Portfolio is undertaking the same or a different, including potentially opposite, strategy, which could disadvantage or adversely affect a Portfolio. A position taken by the Adviser and/or its Affiliates on behalf of one or more other funds or accounts may be contrary to a position taken on behalf of a Portfolio or may be adverse to a company or issuer in which a Portfolio has invested. For example, the Adviser and/or its Affiliates may advise other funds or accounts with respect to different parts of the capital structure of the same issuer, or with respect to classes of securities that are subordinate or senior to securities, in which a Portfolio invests. As a result, the Adviser and/or its Affiliates may pursue or enforce rights or activities, or refrain from pursuing or enforcing rights or activities, on behalf of other funds and accounts with respect to a particular issuer in which one or more Portfolios have invested. In addition, the Adviser may pursue, or refrain from pursuing, on behalf of one or more of the Portfolios, class action litigation that may be adverse to the interests of certain of the Adviser’s Affiliates.

A Portfolio’s performance will usually differ from the performance of other funds or accounts that are also managed or advised by the Adviser or its Affiliates even in cases where the investment objectives and

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strategies of the relevant funds or accounts are similar. The Adviser and certain of its Affiliates may give advice to, or take actions with respect to, other funds or accounts that may compete or conflict with advice the Adviser may give to, or actions the Adviser may take with respect to, the Portfolios. In addition, when the Adviser and/or its Affiliates seek to buy or sell the same security or instrument on behalf of more than one fund or account, including a Portfolio, the Adviser and/or its Affiliates may have an incentive to allocate more favorable trades to certain funds or accounts, including a Portfolio. (For additional information about the Adviser’s trade aggregation and allocation policies, please see the section of the SAI entitled “Brokerage Allocation and Other Strategies.”) It is possible that a Portfolio could sustain losses during periods in which one or more other funds or accounts that are managed or advised by the Adviser or its Affiliates achieve significant gains. The opposite result is also possible.

In addition, the Adviser may restrict the investment policies or the design of a Portfolio or its investment decisions and activities on behalf of a Portfolio in various circumstances, including as a result of regulatory or other restrictions applicable to one or more Affiliates, internal policies designed to comply with such restrictions, and/or potential reputational risk in connection with funds or accounts (including the Portfolios). For example, if the Adviser and/or its Affiliates come into possession of material non-public information regarding other funds or accounts that are also managed or advised by the Adviser or its Affiliates, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Portfolios. In addition, potential conflicts of interest exist when the Adviser and/or its Affiliates maintain certain overall limitations on investments in securities or other instruments due to, among other things, investment restrictions imposed on the Adviser and/or its Affiliates by law, regulation (for example, banking or insurance regulations), mechanisms imposed by certain issuers (for example, poison pills), or the Adviser’s and/or its Affiliates’ own internal policies (including, for example, for risk management purposes). Certain of these restrictions may impose limits on the aggregate amount of investments that may be made by affiliated investors. In these circumstances, the Adviser may be precluded from purchasing securities or other instruments (that it might otherwise purchase) for a Portfolio if the purchase would cause the Portfolio and its affiliated investors to exceed an applicable limit, or the Adviser may be required to sell securities or other instruments (that it might otherwise prefer that a Portfolio hold) in order to comply with such a limit. In addition, aggregate investment limitations could cause dispersion among funds and accounts managed or advised by the Adviser and/or its Affiliates with similar investment objectives and strategies.

Shareholders also should be aware that the Trust’s Chief Executive Officer and other principal officers are also principals and/or employees of the Adviser and/or its Affiliates, and these principals and employees have obligations to such other entities and/or their clients, and may come into possession of information, that could give rise to a potentially conflicting division of loyalties and/or responsibilities, which could have an adverse effect on a Portfolio and could benefit the Adviser and/or its Affiliates. For example, the Trust’s Chief Executive Officer serves (among other executive positions) as Chief Investment Officer for AXA Equitable and certain other Affiliates, and certain of the Trust’s other principal officers hold executive positions, including in operations, legal, and compliance, with the Adviser and/or its Affiliates. For additional information about the principal occupations of the Trust’s Chief Executive Officer and other principal officers (including positions held with the Adviser and/or its Affiliates), please see the section of the SAI entitled “Management of the Trust.”

Certain Conflicts Related to the Joint Use of Vendors and Other Service Providers

Certain service providers to the Portfolios (including accountants, custodians, attorneys, lenders, bankers, brokers, consultants and investment or commercial banking firms) provide goods and services to, or have business, personal, financial or other relationships with, the Adviser and/or its Affiliates. Such service providers may be clients of the Adviser and/or its Affiliates, sources of investment opportunities, co-investors or commercial counterparties or entities in which the Adviser and/or its Affiliates have an investment or other interest. In addition, certain employees of the Adviser and/or its Affiliates and/or the Trustees of the Trust could have immediate family members or other relatives or friends employed by or serving as board members of such service providers. These relationships could have the appearance of affecting or potentially

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influencing the Adviser in deciding whether to select or recommend such service providers to perform services for the Portfolios or terminate such service providers.

Certain Conflicts Related to Proxy Voting

The Adviser has implemented policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of its clients, including the Portfolios, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions made by the Adviser in respect of securities held by the Portfolios may have the effect of favoring the interests of the Adviser and/or its Affiliates and/or funds or accounts other than the Portfolios; provided, that the Adviser believes such voting decisions to be in accordance with its fiduciary obligations. In addition, it is possible that the Adviser’s Affiliates may invest in the same securities held by the Portfolios. The Adviser’s Affiliates may have different proxy voting policies and procedures and, as a result, the Adviser may vote differently than its Affiliates. Please see Appendix C to this SAI for the Trust’s Proxy Voting Policies and Procedures.

Certain Conflicts Related to Personal Securities Transactions

The Adviser and its Affiliates, including their respective managers, partners, directors, trustees, officers, and employees, and the Trustees of the Trust face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as a Portfolio, which could have an adverse effect on a Portfolio. In addition, the Adviser and its Affiliates, including their respective managers, partners, directors, trustees, officers, and employees, and the Trustees of the Trust may acquire material non-public information regarding individual securities in connection with their official duties. The Trust, the Adviser, and the Distributor each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that imposes certain restrictions on securities transactions in the personal accounts of covered persons to help avoid conflicts of interest.

Certain Conflicts Related to the Valuation of the Portfolios’ Investments

There is an inherent conflict of interest where the Adviser or its Affiliates value, or provide any assistance in connection with the valuation, of the Portfolios’ investments and the Adviser or its Affiliates are receiving a fee based on the value of such investments. Overvaluing certain positions held by the Portfolios will inflate the value of the investments as well as the performance record of the Portfolios, which would likely increase the fees payable to the Adviser and/or its Affiliates. As a result, there may be circumstances where the Adviser has an incentive to determine valuations that are higher than the actual fair value of investments.

Certain Conflicts Related to Trade Errors and Other Operational Mistakes

Trade errors and other operational mistakes occasionally occur in connection with the Adviser’s or an Affiliate’s management of funds and accounts, including the Portfolios. Trade errors and other operational mistakes can result from a variety of situations, including situations involving portfolio management (e.g., inadvertent violation of investment restrictions), trading, processing, or other functions (e.g., miscommunication of information, such as wrong number of shares, wrong price, wrong account, calling a transaction a buy rather than a sell and vice versa, etc.). The Adviser’s policies and procedures generally do not require perfect implementation of investment management decisions or trading, processing, or other functions performed by the Adviser. Therefore, depending on the facts and circumstances, not all mistakes will be considered compensable to an impacted fund or account, including a Portfolio. The Adviser or an Affiliate could face a potential conflict of interest when the Adviser identifies a trade error or other operational mistake that is considered compensable to an impacted Portfolio and the Adviser or an Affiliate is responsible for compensating the Portfolio.

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The Adviser’s policies and procedures require that all trade errors affecting a Portfolio’s account be resolved promptly and fairly. Further, any transaction relating to the disposition of a trading error in which the Adviser’s own interests are placed before those of a Portfolio is prohibited. The Adviser will not use Portfolio assets to correct a trading error.

Certain Conflicts Related to Brokerage Transactions, including with Affiliates

To the extent permitted by applicable law and in accordance with procedures established by the Trust’s Board, the Trust may engage in brokerage transactions with brokers that are affiliates of the Adviser or its Affiliates, including Sanford C. Bernstein & Co., LLC, sub-advisers, brokers who are affiliates of such sub-advisers, or unaffiliated brokers who trade or clear through affiliates of the Adviser or the sub-advisers. A Portfolio’s portfolio managers may be able to select or influence the selection of the brokers that are used to execute securities transactions for the Portfolio. The Adviser’s and/or its Affiliates’ other existing or potential business relationships, including with sub-advisers, or other financial or personal relationships, could create an incentive for a Portfolio’s portfolio managers, in the selection process, to favor certain brokers, including affiliated brokers. The Adviser seeks to obtain the best net price and execution on all orders placed for the Portfolios, considering all the circumstances. Any such transactions with an affiliated broker are executed in accordance with the provisions of Rule 17e-1 under the 1940 Act. For additional information about brokerage transactions, including with affiliates, please see the section of this SAI entitled “Brokerage Allocation and Other Strategies.”

Certain Conflicts Related to Distributions of Assets Other Than Cash

With respect to redemptions from the Portfolios, the Portfolios may, in certain circumstances, have discretion to decide whether to permit or limit redemptions and whether to make distributions in connection with redemptions in the form of securities or other assets, and in such case, the composition of such distributions. In making such decisions, the Adviser may have a potentially conflicting division of loyalties and responsibilities with respect to redeeming shareholders (which, in certain cases, could be funds-of-funds) and remaining shareholders.

Certain Conflicts Related to Gifts and Entertainment, Political Contributions, and Outside Business Activities

The code of ethics adopted by the Trust, the Adviser, and the Distributor contains a policy to address the conflicts of interest related to the giving or receipt of gifts and/or entertainment to or from clients, intermediaries, current or potential sub-advisers, or current or potential service providers or third-party vendors to the Portfolios or the Adviser or its Affiliates, which could have the appearance of affecting or may potentially affect the judgment of covered persons or the manner in which they conduct business. The policy requires the reporting and/or pre-clearance of gifts, meals and entertainment given or received that exceeds certain thresholds. The Adviser also has adopted a policy that prohibits covered persons from making any direct or indirect political contribution to any political party, elected official or candidate with the intention of soliciting or maintaining investment advisory business for the Adviser. Further, given the nature of the Adviser’s business, its duties to its clients and the role of investment advisory professionals generally, covered persons who engage in outside business activities may face numerous conflicts of interest. Outside business activities include, but are not limited to, service as an officer, employee or member of the board of another organization that is not affiliated with the Adviser, consulting engagements, and public and charitable positions. To avoid such conflicts, covered persons must receive pre-approval from the compliance department prior to pursuing any outside business activities. Actual and potential conflicts of interest are analyzed during the pre-clearance and pre-approval processes.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The Trust will offer and sell its shares for cash or securities based on each Portfolio’s net asset value per share, which will be determined in the manner set forth below. Shares of a Portfolio will be issued to a shareholder upon receipt of such consideration.

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The net asset value of the shares of each class of each Portfolio will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day, as defined below. The net asset value per share of each class of a Portfolio will be computed by dividing the sum of the investments held by that Portfolio applicable to that class, plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the Portfolio at such time. All expenses borne by the Trust and each of its classes will be accrued daily.

The net asset value per share of each Portfolio will be determined and computed as follows, in accordance with generally accepted accounting principles, and consistent with the 1940 Act:

•

The assets belonging to each Portfolio will include (i) all consideration received by the Trust for the issue or sale of shares of that particular Portfolio, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) “General Items,” if any, allocated to that Portfolio. “General Items” include any assets, income, earnings, profits, and proceeds thereof, funds, or payments that are not readily identifiable as belonging to any particular portfolio. General Items will be allocated in a manner or pursuant to procedures that the Board considers fair and equitable.

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The liabilities belonging to each Portfolio will include (i) the liabilities of the Trust in respect of that Portfolio, (ii) all expenses, costs, charges and reserves attributable to that Portfolio, and (iii) any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Portfolio which have been allocated in a manner or pursuant to procedures that the Board considers fair and equitable.

The value of each Portfolio is normally determined at the close of business on each “business day.” Generally, this would be at the close of regular trading on the New York Stock Exchange (“NYSE”) on days the NYSE is open for trading (usually 4:00 p.m. Eastern time). In the event of an emergency or other disruption in trading on the NYSE, the value of each Portfolio would still normally be determined as of 4:00 p.m. Eastern time. The NYSE is closed on New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

The Board has approved pricing procedures governing the method by which Portfolio securities are valued for purposes of determining the net asset values for the Portfolios. While the Board has primary responsibility to shareholders for ensuring that appropriate valuation methods are used to value the assets of the Trust, the Board has delegated certain valuation functions for the Portfolios to the Administrator. The Portfolios may rely on pricing services or broker quotes to obtain the current market value of securities for which market quotations are readily available. Accordingly, the pricing procedures authorize the Administrator to engage the services of one or more independent pricing services approved by the Board to assist in valuing the assets of the Trust. In addition, there may be occasions when a different pricing provider or methodology is used. The Administrator monitors the performance of these services on an ongoing basis.

Generally, the assets of each Portfolio and each Underlying Portfolio that is managed by the Adviser are valued as follows:

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Stocks listed on national securities exchanges (including securities issued by ETFs) are valued at the last sale price or official closing price, or, if there is no sale or official closing price, at the latest available bid price provided by a pricing service. Securities listed on the Nasdaq Stock Market will be valued using the Nasdaq Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price or, if there is no reported sale during the day or official closing price, at a bid price estimated by a broker.

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•

Foreign securities not traded directly, or in ADRs or similar form, in the U.S. are valued at most recent sales or bid price from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates. Because foreign securities sometimes trade on days when a Portfolio’s shares are not priced, the value of the Portfolio’s investment that includes such securities may change on days when shares of the Portfolio cannot be purchased or redeemed.

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U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, corporate bonds and notes are generally valued on the basis of prices provided by a pricing service. The pricing services may utilize many inputs that are observable in making evaluations which may include, but are not limited to, trading activity for similar securities, issuer details, yields, default rates, credit spreads, quoted prices and any developments related to the specific securities. However, when such prices are not available, such securities are generally valued at a bid price estimated by a broker.

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Convertible preferred stocks listed on national securities exchanges or included on the Nasdaq Stock Market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

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Convertible bonds, and unlisted convertible preferred stocks, are valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

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Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

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Exchange traded options are valued at their last sales price or, if not available, previous day’s sales price or current day’s bid price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

•	Futures contracts are valued at their last settlement price or, if there is no sale, at the latest available bid price.

•	Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

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Repurchase agreements and reverse repurchase agreements are valued at original cost (par) plus accrued interest. Other pricing methods may be utilized such as amortized cost depending on the features of the instrument.

•	Swaps are valued utilizing prices provided by an approved pricing service.

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Shares of the Underlying Portfolios held by a Portfolio, as well as shares of open-end mutual funds (other than ETFs) held by a Portfolio, will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

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Securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith under the direction of the Board. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market.

Pricing services may use, without limitation, a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specified inputs and assumptions. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula

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method not been used. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Portfolio may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. A Portfolio’s ability to value its investment may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

To assist the Board with its pricing responsibilities, the Trust’s Valuation Committee evaluates pricing services for selection by the Board and monitors pricing service reliability and price quality. In this connection, the Valuation Committee, with the assistance of the Administrator, conducts ongoing monitoring and oversight of each pricing service. In certain instances, the Valuation Committee may determine that a reported valuation is unreliable, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation. When such circumstances arise, the Administrator is responsible for coordinating with the pricing services, the Valuation Committee and, when applicable, the various sub-advisers to facilitate valuation.

Events or circumstances affecting the values of Portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the Trust’s calculations of net asset values for each applicable Portfolio when the Trust deems that the event or circumstance would materially affect such Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The Valuation Committee determines the value of any of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by a fair valuation method adopted by the Trust’s Board that relies on other available pricing inputs. As such, fair value pricing is based on subjective judgments and it is possible that the valuations reached may differ materially from the value realized on a sale. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s net asset value by those traders.

Redemptions In Kind

The Trust’s organizational documents provide that it may redeem its shares in kind. The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the Trust at the beginning of such period. If shares are redeemed through a distribution of assets of the Trust, the recipient would incur brokerage commissions upon the sale of such securities.

The Trust also reserves the right to redeem its shares in kind under appropriate circumstances, such as in connection with transactions involving the substitution of shares of one Portfolio (the replacement portfolio) for shares of another Portfolio (the replaced portfolio) held by insurance company separate accounts to fund Contracts.

TAXATION

Each Portfolio is treated for federal tax purposes as a separate corporation. The Trust intends that each Portfolio will continue to qualify each taxable year to be treated as a RIC (that is, a “regulated investment company” under Subchapter M of Chapter 1, Subtitle A of the Code). By doing so, a Portfolio (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net

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long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

To continue to qualify for treatment as a RIC, a Portfolio must distribute annually to its shareholders at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans and gains (without regard to losses) from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies (“Qualifying Income”), and (b) net income from an interest in a “qualified publicly traded partnership” (defined below) (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Portfolio’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs (collectively, “Qualifying Assets”), and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than Government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Portfolio controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively “Subchapter M Diversification Requirements” and, together with the Income Requirement, “Other Requirements”). A QPTP is defined as a “publicly traded partnership” (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) other than a partnership at least 90% of the gross income of which consists of Qualifying Income.

If a Portfolio failed to qualify for treatment as a RIC for any taxable year — either (1) by failing to satisfy the Distribution Requirement, even if it satisfied all the Other Requirements, or (2) by failing to satisfy one or more of the Other Requirements and was unable, or determined not, to avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Other Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — (a) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (b) each “segregated asset account” (i.e., insurance company separate account) (“Separate Account”) invested in the Portfolio would fail to satisfy the diversification requirements described below, with the result that the Contracts supported by each such account would no longer be eligible for tax deferral, and (c) all distributions out of the Portfolio’s earnings and profits, including distributions of net capital gain, would be taxable to its shareholders as dividends (i.e., ordinary income) (except that, for individual and certain other non-corporate shareholders, the part thereof that is “qualified dividend income” would be subject to federal income tax at the rates for net capital gain — a maximum of 15% for a single shareholder with taxable income not exceeding $441,450 ($496,600 for married shareholders filing jointly) and 20% for those non-corporate shareholders with taxable income exceeding those respective amounts, which apply for 2020 and will be adjusted for inflation annually thereafter); those dividends also would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Subchapter L of Chapter 1, Subtitle A of the Code (“Subchapter L”) requires that each Separate Account in which Contract premiums are invested be “adequately diversified” (as described in the next paragraph). If a Portfolio satisfies certain requirements regarding the types of shareholders it has and the availability of its

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shares, which each Portfolio intends to continue to do, then a Separate Account will be able to “look through” that Portfolio, and in effect treat a pro rata portion of the Portfolio’s assets as the account’s assets, for purposes of determining whether the account is diversified. Moreover, if an Underlying Portfolio (that qualifies for treatment as a RIC) in which a Portfolio invests also satisfies those requirements, a Separate Account investing in that Portfolio will effectively treat a pro rata portion of the Underlying Portfolio’s assets as its own for those purposes. The same treatment will not apply, however, with respect to any ETF (even one that also is treated as a RIC), in which a Portfolio invests, which instead will be treated for those purposes as a single investment.

Because the Trust is used to fund Contracts, each Portfolio and Underlying Portfolio must meet the diversification requirements imposed by Subchapter L and the regulations thereunder (“Subchapter L Diversification Requirements”) on Separate Accounts (which are in addition to the Subchapter M Diversification Requirements) or those Contracts will fail to qualify as life insurance policies or annuity contracts for federal tax purposes. (The word “Portfolio,” when used in the balance of this section, other than the last paragraph thereof, includes each Underlying Portfolio and each Underlying ETF that is a RIC). In general, for a Portfolio (and, therefore, any Separate Account that invests therein) to meet the Subchapter L Diversification Requirements Treasury regulations require that, except as permitted by the “safe harbor” described below, no more than 55% of the total value of its assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. Generally, for these purposes, all securities of the same issuer are treated as a single investment. Furthermore, the Code provides that each U.S. Government agency or instrumentality is treated as a separate issuer. Subchapter L provides, as a safe harbor, that a Separate Account will be treated as being adequately diversified if the Subchapter M Diversification Requirements are satisfied and no more than 55% of the value of the account’s total assets are Qualifying Assets. Compliance with the Subchapter L Diversification Requirements is tested on the last day of each calendar year (which is each Portfolio’s taxable year) quarter. If a Portfolio has satisfied those requirements for the first quarter of its first taxable year, it will have a 30-day period after the end of each subsequent quarter in which to cure any non-compliance.

Many technical rules govern the computation of a Portfolio’s investment company taxable income (or income and deductions, in the case of an ETF that is a grantor trust and not a RIC, such as an ETF that invests primarily in commodities) and net capital gain. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

A Portfolio that invests in foreign securities or currencies may be subject to foreign taxes that could reduce its investment performance.

A Portfolio may invest in the stock of PFICs if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Portfolio will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC and/or of any gain from disposition of that stock (collectively, “PFIC income”), plus interest thereon, even if the Portfolio distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a Portfolio invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in its gross income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement), even if the QEF does not distribute those earnings and gain to the Portfolio. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

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A Portfolio may elect to “mark to market” its stock in certain PFICs. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over a Portfolio’s adjusted basis therein as of the end of that year. Pursuant to the election, a Portfolio also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Portfolio included in income for prior taxable years under the election. A Portfolio’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

Certain Portfolios may acquire (1) zero coupon bonds issued with OID, (2) payment-in-kind bonds, and/or (3) TIPS or other inflation-indexed securities, on which principal is adjusted based on changes in the Consumer Price Index. A Portfolio must include in its gross income the OID that accrues on OID securities, bonds it receives as “interest” on payment-in-kind bonds, and the amount of any principal increases on inflation-indexed securities during the taxable year, even if it receives no corresponding payment on them during the year. Because a Portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement, it might be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from a Portfolio’s cash assets or, if necessary, from the proceeds of sales of its portfolio securities. A Portfolio might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Each Portfolio operates under a “fund of funds” structure, under which it invests in securities issued by, among other things, one or more Underlying Portfolios (which term, as used in this paragraph, includes Underlying ETFs that are RICs) (see the section of this SAI entitled “Investment Strategies and Risks”). Accordingly, each Portfolio’s income will consist of distributions from the Underlying Portfolio(s) in which it invests and net gains realized from the disposition of Underlying Portfolio shares. If an Underlying Portfolio qualifies for treatment as a RIC, (1) dividends paid to a Portfolio from the Underlying Portfolio’s investment company taxable income (which may include net gains from certain foreign currency transactions) will be taxable to the Portfolio as ordinary income to the extent of the Underlying Portfolio’s current and accumulated earnings and profits (as calculated for federal tax purposes) and (2) distributions paid to a Portfolio from the Underlying Portfolio’s net capital gain will be taxable to the Portfolio as long-term capital gains, regardless of how long the Portfolio has held the Underlying Portfolio’s shares. (As noted above, the Portfolio will be able to avoid having to pay entity-level federal income tax on these dividends and other distributions by distributing the amount thereof to its shareholders.) If a Portfolio purchases shares of an Underlying Portfolio within 30 days before or after redeeming other shares of that Underlying Portfolio at a loss (whether pursuant to a rebalancing of the Portfolio’s portfolio or otherwise), all or a part of the loss will not be deductible by the Portfolio and instead will increase its basis in the newly purchased shares.

OTHER INFORMATION

Delaware Statutory Trust.    The Trust is an entity of the type commonly known as a Delaware statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust’s shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of a Portfolio could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a Portfolio. However, the trust instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the Portfolios) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from a Portfolio’s property for all losses and expenses of any Portfolio shareholder held personally liable for the obligations of the Portfolio. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a

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Portfolio itself would be unable to meet its obligations, a possibility that FMG LLC believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Portfolio. The Trustees intend to conduct the operations of the Portfolios in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolios.

Classes of Shares.     Each EQ Allocation Portfolio and the Target 2015 Allocation Portfolio and Target 2025 Allocation Portfolio consist of Class A shares, Class B shares and Class K shares. The Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio and Target 2055 Allocation Portfolio consist of Class B shares and Class K shares only. Each Charter Allocation Portfolio (except for the CharterSM Small Cap Growth Portfolio and CharterSM Small Cap Value Portfolio) consists of Class B shares only. The CharterSM Small Cap Growth Portfolio and CharterSM Small Cap Value Portfolio consist of Class A shares, Class B shares and Class K shares. A share of each class of a Portfolio represents an identical interest in that Portfolio’s investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the Portfolios will affect the performance of those classes. Each share of a Portfolio is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that Portfolio. However, to the extent expenses of the classes differ, dividends and liquidation proceeds on Class A, Class B and Class K shares will differ.

Voting Rights.    Shareholders of each Portfolio are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the series of the Trust as a group may elect all of the Trustees of the Trust. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law. In accordance with current laws, it is anticipated that an insurance company issuing a Contract that participates in a Portfolio will request voting instructions from Contract owners and will vote shares or other voting interests in the insurance company’s separate account in proportion to the voting instructions received. The Board of Trustees may, without shareholder approval unless such approval is required by applicable law, cause any one or more series or classes of the Trust to merge or consolidate with or into any one or more other series or classes of the Trust, one or more other trusts, partnerships or corporations.

Shareholder Meetings.    The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Trustee at the written request of holders of 10% of the outstanding shares of the Trust.

Class-Specific Expenses.    Each Portfolio may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable.

Availability of Net Asset Values. Each business day, the Portfolios’ net asset values are transmitted electronically to shareholders (e.g., insurance companies, tax-qualified retirement plans and other eligible investors) and/or are available to shareholders upon request.

Additional Information.    No Portfolio is sponsored, endorsed, sold or promoted by any third party involved in, or related to, compiling, computing or creating any index. No third party index provider makes any representation or warranty, express or implied, to the issuer or owners of the Portfolios or any other person or entity regarding the advisability of investing in investment companies generally or in the Portfolios particularly or the ability of any index to track corresponding stock market performance. Indices are determined, composed and calculated by third parties without regard to any Portfolio or the issuer or owners of a Portfolio or any other person or entity. No third party index provider has any obligation to take the needs of the issuer or owners of the Portfolios or any other person or entity into consideration in determining, composing or calculating indices. Further, no third party index provider has any obligation or

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liability to the issuer or owners of the Portfolios or any other person or entity in connection with the administration, marketing or offering of the Portfolios.

Third party index providers shall obtain information for inclusion in or for use in the calculation of indices from sources that the third party index providers consider reliable, none of the third parties warrant or guarantee the originality, accuracy and/or the completeness of any index or any data included therein. None of the third party index providers make any warranty, express or implied, as to results to be obtained by the issuer of the Portfolios, owners of the Portfolios, or any other person or entity, from the use of any index or any data included therein. None of the third party index providers shall have any liability for any errors, omissions or interruptions of or in connection with any index or any data included therein. Further, none of the third party index providers make any express or implied warranties of any kind, and the third party index providers hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each index and any data included therein. Without limiting any of the foregoing, in no event shall any of the third party index providers have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

OTHER SERVICES

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the Trust’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Trust.

Custodian

JPMorgan Chase Bank (“Chase”), 4 New York Plaza, Floor 15, New York, New York 10004-2413, serves as custodian of the Trust’s Portfolio securities and other assets. Under the terms of the custody agreement between the Trust and Chase, Chase maintains cash, securities and other assets of the Portfolios. Chase is also required, upon the order of the Trust, to deliver securities held by Chase, and to make payments for securities purchased by the Trust. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

Transfer Agent

AXA Equitable serves as the transfer agent and dividend disbursing agent for the Trust. AXA Equitable receives no additional compensation for providing such services to the Trust. Services provided by AXA Equitable include, but are not limited to, the following: (i) maintenance of master accounts with the Trust (e.g., insurance company separate accounts investing in the Trust); (ii) tracking, recording and transmitting net purchase and redemption orders for Portfolio shares; (iii) establishing and maintaining investor accounts and records; (iv) recording investor account balances and changes thereto; (v) distributing redemption proceeds and transmitting net purchase payments and arranging for the wiring of funds; (vi) reconciling purchase and redemption activity and dividend and distribution payments between a master account and the Trust; (vii) maintaining and preserving records related to the purchase, redemption and other account activity of investors; (viii) providing statements to investors; (ix) furnishing proxy materials, periodic fund reports, prospectuses and other communications to investors as required; (x) assisting with proxy solicitations on behalf of the Trust, including soliciting and compiling voting instructions from Contract owners; (xi) responding to inquiries from investors about the Portfolios; and (xii) providing information in order to assist the Portfolios in their compliance with state securities laws.

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Counsel

K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Trust.

Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110, serves as counsel to the Independent Trustees of the Trust.

FINANCIAL STATEMENTS

The Financial Statements for the fiscal year ended December 31, 2019, including the financial highlights, have been audited by PwC, an independent registered public accounting firm to the Trust, as indicated in its report with respect thereto, and appear in the Trust’s Annual Report to Shareholders, filed electronically with the SEC on March 3, 2020 (File No. 811-10509), and are incorporated by reference and made a part of this document.

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APPENDIX A

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Standard & Poor’s ratings are as follows:

•	A-1 is the highest rating and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong or, where the obligation is rated A-1+, extremely strong.

•

Issues or issuers rated A-2 are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories; however, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

•

Issues or issuers rated A-3 exhibit adequate protection parameters. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

•

Issues or issuers rated B are regarded as having significant speculative characteristics. The obligor of a B-rated short-term obligation currently has the capacity to meet its financial commitment on the obligation but faces major ongoing uncertainties which could lead to its inadequate capacity to meet its financial commitment on the obligation.

•

Issues or issuers rated C are currently vulnerable to nonpayment. The obligor of a C-rated short-term obligation is dependent upon favorable business, financial and economic conditions to meet its financial commitment on the obligation.

•

The D rating is used when a short-term obligation is in payment default or in breach of an imputed promise. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s ratings are as follows:

•	The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issues or supporting institutions rated Prime-1 have a superior ability to repay short-term obligations.

•	Issues or supporting institutions rated Prime-2 (P-2) have a strong ability to repay short-term obligations.

•	Issues or supporting institutions rated Prime-3 (P-3) have an acceptable ability to repay short-term obligations.

•	Issues or supporting institutions rated Not Prime (NP) do not fall within any of the above Prime rating categories.

Fitch’s ratings are as follows:

•

Issues or issuers rated F1 exhibit the highest short-term credit quality and strongest intrinsic capacity for timely payment of financial commitments. Issues or issuers with any exceptionally strong credit feature may be rated F1+.

•	Issues or issuers rated F2 exhibit good short-term credit quality and good intrinsic capacity for timely payment of financial commitments.

•	Issues or issuers rated F3 exhibit fair short-term credit quality and an adequate intrinsic capacity for timely payment of financial commitments.

•

Issues or issuers rated B exhibit speculative short-term credit quality with a minimal capacity for timely repayment of financial commitments, plus a heightened vulnerability to near-term adverse changes in financial and economic conditions.

A-1

•	Issues or issuers rated C exhibit high short-term default risk, and default is a real possibility.

•	RD typically applies to entities only and indicates that the entity has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.

•	D indicates a broad-based default event for an entity or the default of a specific short-term obligation.

DESCRIPTION OF BOND RATINGS

Bonds are considered to be “investment grade” if they are in one of the top four ratings.

Standard & Poor’s ratings are as follows:

•	Bonds rated AAA have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

•	The obligor of a bond rated AA has a very strong capacity to meet its financial commitment on the obligation.

•

The obligor of a bond rated A has a strong capacity to meet its financial commitment on the obligation. Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•

Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

•

Bonds rated BB, B, CCC, CC or C are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

•

Bonds rated BB are less vulnerable to nonpayment than other speculative issues but face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

•

Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

•

Bonds rated CCC are currently vulnerable to nonpayment and dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

•

Bonds rated CC are currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

•	Bonds rated C are currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

•

Bonds rated D are in payment default or in breach of an imputed promise. This rating is also used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

A-2

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s ratings are as follows:

•	Bonds which are rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

•	Bonds which are rated Aa are judged to be of high quality and are subject to very low credit risk.

•	Bonds which are rated A are to be considered as upper medium grade obligations and are subject to low credit risk.

•	Bonds which are rated Baa are considered as medium grade obligations, are subject to moderate credit risk and may possess certain speculative characteristics.

•	Bonds which are rated Ba are judged to be speculative and are subject to substantial credit risk.

•	Bonds which are rated B are considered speculative and subject to high credit risk.

•	Bonds which are rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

•	Bonds which are rated Ca represent obligations which are highly speculative. Such issues are likely in, or very near, default, with some prospect of recovery of principal and interest.

•	Bonds which are rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s applies modifiers to each rating classification from Aa through Caa to indicate relative ranking within its rating categories. The modifier “1” indicates that a security ranks in the higher end of its rating category, the modifier “2” indicates a mid-range ranking and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category.

Fitch ratings are as follows:

•

AAA — This is the highest rating assigned by Fitch, denoting the lowest expectation of default risk relative to other issues or issuers. This rating is assigned only to issues or issuers with an exceptionally strong capacity for payment of financial commitments that is highly unlikely to be adversely affected by foreseeable events.

•

AA — This rating is assigned to issues or issuers that present very low default risk and have a very strong capacity for payment of financial commitments that is not significantly vulnerable to foreseeable events.

•

A — This rating is assigned to issues or issuers that present a low default risk and have a strong capacity for payment of financial commitments; however, this capacity may be more vulnerable to adverse business or economic conditions than higher rated issues or issuers.

•

BBB — This rating indicates expectations of default risk are currently low. Issues or issuers assigned this rating have an adequate capacity for payment of financial commitments; however, adverse business or economic conditions are more likely to impair this capacity.

•

BB — This rating indicates an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time. However, business or financial flexibility exists that supports the servicing of financial commitments.

•

B — This rating indicates a material default risk is present but a limited margin of safety remains. Financial commitments are currently being met but the capacity for continued payment is vulnerable to deterioration in the business and economic environment.

A-3

•	CCC — This rating is assigned to issues or issuers with a substantial credit risk, and default is a real possibility.

•	CC — This rating is assigned to issues or issuers with very high levels of credit risk, and default of some kind appears probable.

•	C — This rating is assigned to issues or issuers with exceptionally high levels of credit risk, and default is imminent or inevitable, or the issuer is in standstill.

•

RD — This rating indicates that, in Fitch’s opinion, an issuer has experienced an uncured default but has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and has not otherwise ceased operating.

•

D — This rating indicates that, in Fitch’s opinion, an issuer has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or has otherwise ceased business.

PLUS (+) or MINUS (-) — The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

A-4

APPENDIX B

EQ PREMIER VIP TRUST

Information as of December 31, 2019

EQ ALLOCATION PORTFOLIOS CHARTER ALLOCATION PORTFOLIOS TARGET ALLOCATION PORTFOLIOS AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC (“ADVISER”)

Presented below for each portfolio manager is the
number of other accounts  of the Adviser managed by
the portfolio manager and the total assets in the
	accounts managed within each category as of December 31, 2019						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

EQ/CONSERVATIVE ALLOCATION PORTFOLIO

Kenneth T. Kozlowski	144	$163.03	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.03	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$92.53	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

Kenneth T. Kozlowski	144	$162.85	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$162.85	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$92.34	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/MODERATE ALLOCATION PORTFOLIO

Kenneth T. Kozlowski	144	$156.81	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$156,81	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$86.31	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/MODERATE-PLUS ALLOCATION PORTFOLIO

Kenneth T. Kozlowski	144	$155.26	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$155.26	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$84.76	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/AGGRESSIVE ALLOCATION PORTFOLIO

Kenneth T. Kozlowski	144	$160.66	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$160.66	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$90.16	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

TARGET 2015 ALLOCATION PORTFOLIO

Kenneth T. Kozlowski	144	$164.02	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$164.02	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$93.52	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$71.78	0	$0	0	N/A	0	N/A	0	N/A	0	N/A

TARGET 2025 ALLOCATION PORTFOLIO

Kenneth T. Kozlowski	144	$163.90	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.90	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$93.39	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$71.65	0	$0	0	N/A	0	N/A	0	N/A	0	N/A

B-1

EQ ALLOCATION PORTFOLIOS CHARTER ALLOCATION PORTFOLIOS TARGET ALLOCATION PORTFOLIOS AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC (“ADVISER”)

Presented below for each portfolio manager is the
number of other accounts  of the Adviser managed by
the portfolio manager and the total assets in the
	accounts managed within each category as of December 31, 2019						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

TARGET 2035 ALLOCATION PORTFOLIO

Kenneth T. Kozlowski	144	$163.91	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.91	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$93.41	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$71.66	0	$0	0	N/A	0	N/A	0	N/A	0	N/A

TARGET 2045 ALLOCATION PORTFOLIO

Kenneth T. Kozlowski	144	$163.94	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.94	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$93.44	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$71.70	0	$0	0	N/A	0	N/A	0	N/A	0	N/A

TARGET 2055 ALLOCATION PORTFOLIO

Kenneth T. Kozlowski	144	$164.04	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$164.04	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$93.54	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$71.79	0	$0	0	N/A	0	N/A	0	N/A	0	N/A

CHARTERSM CONSERVATIVE PORTFOLIO

Kenneth T. Kozlowski	144	$164.03	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$164.03	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$93.52	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$71.78	0	$0	0	N/A	0	N/A	0	N/A	0	N/A

CHARTERSM MODERATE PORTFOLIO

Kenneth T. Kozlowski	144	$164.03	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$164.03	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$93.53	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	71.79	0	$0	0	N/A	0	N/A	0	N/A	0	N/A

CHARTERSM MODERATE GROWTH PORTFOLIO

Kenneth T. Kozlowski	144	$164.04	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$164.04	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$93.53	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$71.79	0	$0	0	N/A	0	N/A	0	N/A	0	N/A

CHARTERSM GROWTH PORTFOLIO

Kenneth T. Kozlowski	144	$164.04	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$164.04	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$93.54	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$71.80	0	$0	0	N/A	0	N/A	0	N/A	0	N/A

B-2

EQ ALLOCATION PORTFOLIOS CHARTER ALLOCATION PORTFOLIOS TARGET ALLOCATION PORTFOLIOS AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC (“ADVISER”)

Presented below for each portfolio manager is the
number of other accounts  of the Adviser managed by
the portfolio manager and the total assets in the
	accounts managed within each category as of December 31, 2019						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

CHARTERSM AGGRESSIVE GROWTH PORTFOLIO

Kenneth T. Kozlowski	144	$164.06	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$164.06	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$93.55	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$71.81	0	$0	0	N/A	0	N/A	0	N/A	0	N/A

CHARTERSM SMALL CAP GROWTH PORTFOLIO

Kenneth T. Kozlowski	144	$163.96	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.96	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$93.46	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$71.71	0	$0	0	N/A	0	N/A	0	N/A	0	N/A

CHARTERSM SMALL CAP VALUE PORTFOLIO

Kenneth T. Kozlowski	144	$163.91	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.91	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$93.41	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$71.66	0	$0	0	N/A	0	N/A	0	N/A	0	N/A

AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC

Description of Any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Portfolio.

In addition, registered investment companies for which the portfolio managers serve as portfolio managers are generally structured as “funds of funds,” which invest in other registered investment companies for which the Adviser serves as the investment manager and/or in registered investment companies that are exchange-traded funds (“ETFs”). Each portfolio manager also serves as a portfolio manager to ETF allocated portions of certain other portfolios that are not “funds of funds.” None of these portfolios or allocated portions is subject to an advisory fee that is based on the performance of the portfolio or allocated portion. Given the structure of these portfolios and allocated portions and the absence of performance-based advisory fees, as well as the lack of any impact of portfolio performance on an individual portfolio manager’s compensation as further described below, each portfolio manager is not, as a general matter and in relation to these portfolios or allocated portions, subject to the potential conflicts of interest that may arise in connection with his or her management of the Portfolios, on the one hand,

B-3

and the other portfolios and allocated portions, on the other, such as material differences in the investment strategies or allocation of investment opportunities.

Compensation for the fiscal year completed December 31, 2019

Because the portfolio managers serve as officers and employees of the Adviser, and their respective roles are not limited to serving as the portfolio managers of the Portfolios and other accounts they manage, their compensation is based on the Adviser’s compensation program as it applies to the firm’s officers in general. The Adviser’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation is determined by the firm, awards are made to individuals based on their salary structure and grade of position and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Securities of the Portfolios as of December 31, 2019

EQ/CONSERVATIVE ALLOCATION PORTFOLIO

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000

Kenneth T. Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

EQ/CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000

Kenneth T. Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

EQ/MODERATE ALLOCATION PORTFOLIO

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000

Kenneth T. Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

EQ/MODERATE-PLUS ALLOCATION PORTFOLIO

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000

Kenneth T. Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

EQ/AGGRESSIVE ALLOCATION PORTFOLIO

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000

Kenneth T. Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

B-4

TARGET 2015 ALLOCATION PORTFOLIO

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000

Kenneth T. Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

TARGET 2025 ALLOCATION PORTFOLIO

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000

Kenneth T. Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

TARGET 2035 ALLOCATION PORTFOLIO

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000

Kenneth T. Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

TARGET 2045 ALLOCATION PORTFOLIO

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000

Kenneth T. Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

TARGET 2055 ALLOCATION PORTFOLIO

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000

Kenneth T. Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

CHARTERSM CONSERVATIVE PORTFOLIO

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

Kenneth T. Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

CHARTERSM MODERATE PORTFOLIO

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

Kenneth T. Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

CHARTERSM MODERATE GROWTH PORTFOLIO

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

Kenneth T. Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

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CHARTERSM GROWTH PORTFOLIO

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

Kenneth T. Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

CHARTERSM AGGRESSIVE GROWTH PORTFOLIO

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

Kenneth T. Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

CHARTERSM SMALL CAP GROWTH PORTFOLIO

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

Kenneth T. Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

CHARTERSM SMALL CAP VALUE PORTFOLIO

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

Kenneth T. Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

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APPENDIX C

PROXY VOTING POLICIES AND PROCEDURES

EQ ADVISORS TRUST

EQ PREMIER VIP TRUST

1290 FUNDS

(individually, a “Trust” and collectively, the “Trusts”)

I.	Trusts’ Policy Statement

Each Trust is firmly committed to ensuring that proxies relating to the Trust’s portfolio securities are voted in the best interest of the Trust. The following policies and procedures have been established to implement each Trust’s proxy voting program (the “Program”).

II.	Trusts’ Proxy Voting Program

AXA Equitable Funds Management Group, LLC and AXA Equitable Funds Management Group, LLC d/b/a 1290 Asset Managers (collectively, “FMG LLC”) serves as the investment adviser to each series of the Trusts (each, a “Portfolio”, and together, the “Portfolios”). Each Trust has delegated proxy voting responsibility with respect to each Portfolio to FMG LLC. FMG LLC, through its Proxy Voting Committee, is responsible for monitoring and administering the Program.

A.	Sub-Advised Portfolios

FMG LLC is responsible for the selection and ongoing monitoring of investment sub-advisers (the “Sub-Advisers”) who, among other responsibilities, provide portfolio management services including the day-to-day research and stock selection for each sub-advised Portfolio or an allocated portion of a Portfolio (a “Sub-Advised Portfolio”). FMG LLC views proxy voting as a function that is incidental and integral to the portfolio management services provided by Sub-Advisers. Therefore, except as described in Section III below, FMG LLC, in turn, delegates proxy voting responsibility with respect to each Sub-Advised Portfolio to the applicable Sub-Adviser. The primary focus of the Trusts’ Program as it relates to the Sub-Advised Portfolios, therefore, is to seek to ensure that the Sub-Advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser’s proxy voting. The Sub-Advisers’ proxy voting policies and procedures may be amended from time to time and need not be identical.

B.	“Fund-of-Funds Portfolios”

FMG LLC provides the day-to-day portfolio management services to certain Portfolios, or an allocated portion of a Portfolio (“Allocated Portion”), each of which seeks to achieve its investment objective by investing in other mutual funds managed by FMG LLC (“Underlying Affiliated Portfolios”), unaffiliated mutual funds (“Underlying Unaffiliated Funds”) or exchange-traded funds (“Underlying ETFs”) (referred to collectively as the “Fund-of-Funds Portfolios”). Accordingly, FMG LLC retains proxy voting responsibility with respect to each Fund-of-Funds Portfolio and votes proxies in accordance with the policies and procedures set forth in Section III below.

III.	FMG LLC’s Proxy Voting Policies and Procedures

FMG LLC has a fiduciary duty to vote proxies on behalf of a Portfolio in the best interest of the Portfolio and its shareholders. FMG LLC believes that its proxy voting policies and procedures represent the voting positions most likely to support a Portfolio’s and its shareholders’ best interests across a range of sectors and contexts.

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A.

Underlying Affiliated Portfolios. FMG LLC will vote the Fund-of-Funds Portfolios’ or Allocated Portions’ shares in Underlying Affiliated Portfolios either for or against a proposal, or abstain, in the same proportion as the vote of all other securities holders of the applicable Underlying Affiliated Portfolio (whether or not the proposal presents an issue as to which FMG LLC or its affiliates could be deemed to have a conflict of interest).

B.

Underlying Unaffiliated Funds, Underlying ETFs and Certain Sub-Advised Portfolios. With respect to voting proxies for Underlying Unaffiliated Funds, Underlying ETFs and certain Sub-Advised Portfolios as described in Section III.C below, the following guidelines generally will apply:

1.

The decision whether, and if so, how to vote a proxy will be made by FMG LLC based on what it determines to be in the best interest of the relevant Portfolio and its shareholders and in accordance with these procedures.

2.

FMG LLC may enlist the services of an independent proxy voting service to assist with the research and analysis of voting issues, provide voting recommendations and/or carry out the actual voting process, as further described in Section III.D below.

3.

FMG LLC’s policy is to vote all proxies, except under circumstances in which FMG LLC has determined that it is consistent with the best interest of the relevant Portfolio and its shareholders not to vote the proxy or to abstain on one or more proposals. Such circumstances may include the following:

a.

When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, at its discretion. In most cases, FMG LLC will not take steps to see that loaned securities are voted. However, if FMG LLC determines that a proxy vote is materially important to the relevant Portfolio, FMG LLC will make a good faith effort to recall the loaned security in order to vote.

b.

If an issuer is based in a country that requires “share blocking”[1], FMG LLC may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during the blocking period, in which case FMG LLC may not vote the proxy.

c.	FMG LLC may abstain or vote against ballot issues where FMG LLC has not received sufficient information to make an informed decision.

4.	FMG LLC will include a description of these procedures in each Trust’s Registration Statement.

5.

Any potential material conflicts of interest associated with voting proxies will be disclosed and reviewed by the Trusts’ Chief Compliance Officer (“CCO”) or other member of FMG LLC’s Legal and Compliance Department.

6.	FMG LLC will cast votes in a manner consistent with any applicable rule or regulation of the United States Securities and Exchange Commission (“SEC”).

C.

Sub-Advised Portfolios; No Delegation. Under certain circumstances FMG LLC may assume responsibility for voting the proxies for shares held by a Sub-Advised Portfolio. For example, if a Sub-Adviser notifies FMG LLC that it is unable or unwilling to assume responsibility for

[1]

Shareholders in “share blocking” countries wishing to vote must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During the blocking period shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to clients’ custodian banks.

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voting a proxy for a Sub-Advised Portfolio (e.g., if voting such proxy presents a potential material conflict of interest for the Sub-Adviser), FMG LLC will vote such proxy in accordance with these procedures.

D.	FMG LLC will be required to maintain proxy voting policies and procedures that satisfy the following elements:

1.

Written Policies and Procedures:    FMG LLC must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to each Trust copies of such policies and procedures.

2.

Conflicts of Interest:    If FMG LLC becomes aware that a proxy voting issue may present a potential material conflict of interest, the issue will be referred to the CCO or other member of FMG LLC’s Legal and Compliance Department. If the CCO and/or the Legal and Compliance Department determines that an affiliated person of FMG LLC has a potential material conflict, that affiliated person will not participate in the voting decision.

-

Potential material conflicts may arise between the interests of a Portfolio and FMG LLC or any of its affiliated persons if, for example, a proxy vote relates to a matter involving issuers in which FMG LLC or its affiliates have a substantial economic interest. Potential conflicts of interest include, but are not limited to:

•	Portfolio Managers owning shares of Underlying Unaffiliated Funds, ETFs or shares of securities that are also held in the Portfolios of the Trust(s).

•

AXA Equitable Life Insurance Company (“AXA Equitable”) holding investments in Underlying Unaffiliated Funds or ETFs that are also held in the Portfolios of the Trust(s). It is possible that FMG LLC may vote differently than AXA Equitable.

3.

Voting Guidelines:    FMG LLC may engage an independent proxy voting service to assist with the research and analysis of voting issues, provide voting recommendations and/or carry out the actual voting process as deemed necessary. Currently, FMG LLC subscribes to the corporate governance and proxy research services of International Shareholder Services (“ISS”), a provider of proxy voting services. ISS provides voting recommendations based on established guidelines and practices. The ISS U.S. Proxy Voting Guidelines (the “ISS Guidelines”) are attached hereto as Appendix A. Based on its review of the ISS Guidelines, FMG LLC has determined generally to instruct ISS to vote proxies for Underlying Unaffiliated Funds, Underlying ETFs and certain Sub-Advised Portfolios as described in Section III.C above consistent with the ISS Guidelines. However, FMG LLC’s use of the ISS Guidelines is not intended to constrain FMG LLC’s consideration of any proxy proposal, and so there may be times when FMG LLC deviates from the ISS Guidelines. FMG LLC reserves the right not to vote in accordance with the ISS recommendation if it determines that it is not in the best interest of a Portfolio and its Shareholders to do so. In addition, if FMG LLC becomes aware of a conflict of interest between ISS and an issuer subject to a proxy vote, FMG LLC will consider the recommendation of the issuer and instruct ISS to vote the proxy based on what FMG LLC believes to be in the best interest of the Portfolio and its shareholders.

The Proxy Voting Committee will maintain records regarding FMG LLC’s determination generally to vote proxies for Underlying Unaffiliated Funds, Underlying ETFs, and certain Sub-Advised Portfolios as described in Section III.C above consistent with the ISS Guidelines, and that determination will be reviewed periodically.

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The following guidelines describe FMG LLC’s general positions on common proxy issues for Underlying Unaffiliated Funds and Underlying ETFs:

•	Election of Directors: FMG LLC generally votes in favor of slates recommended by the board of directors.

•	Fee Increases: FMG LLC generally votes against proposals to increase fees.

•

Changes to the investment strategy, investment objective or fundamental investment restrictions, and proposed mergers: FMG LLC generally votes against changes that would impact adversely the allocation model of a Fund-of-Funds Portfolio.

The FMG Compliance Department will conduct a due diligence review of any proxy voting service (“Proxy Service”) engaged by FMG LLC to assess (1) the adequacy and quality of the Proxy Service’s staffing, personnel and technology, and whether the Proxy Service has the capacity and competence to adequately analyze proxy issues and the ability to make proxy voting recommendations based on materially accurate and complete information; (2) whether the Proxy Service has the ability to execute proxy votes in accordance with FMG LLC’s instructions; (3) whether the Proxy Service has adequately disclosed to FMG LLC the methodologies it uses in formulating its voting recommendations, including its process for obtaining current and accurate information relevant to matters included in its research and on which it makes recommendations, the nature of any third-party information sources that the Proxy Service uses as a basis for its voting recommendations, and how and when the Proxy Service would expect to engage with issuers and third parties; (4) the effectiveness of the Proxy Service’s process for seeking timely input from issuers; and (5) the adequacy of the Proxy Service’s policies and procedures for identifying, disclosing and addressing actual and potential conflicts of interest. FMG LLC will require the Proxy Service to update FMG LLC on an ongoing basis regarding (1) any business changes relevant to its capacity and competence to provide independent proxy voting advice or carry out voting instructions, (2) any conflicts of interest that may arise with respect to its proxy voting recommendations, and (3) any operational or compliance issues or problems. The due diligence review will be conducted at least annually and may be conducted by on-site visit or written questionnaire. In the event that FMG LLC becomes aware of factual errors, incompleteness or methodological weaknesses in the Proxy Service’s analysis, it will assess whether this materially affected the research or recommendations used by FMG LLC and the Proxy Service’s efforts to correct any material deficiencies in its analysis or methodology.

4.

Record Retention and Inspection:    FMG LLC will maintain all documentation associated with its proxy voting decisions. FMG LLC Compliance is responsible for verifying that such documentation is properly maintained in accordance with the Trusts’ procedures and applicable laws and regulations.

IV.	FMG LLC’s Due Diligence and Compliance Program

FMG LLC will conduct a due diligence review of each Sub-Adviser’s proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Sub-Adviser to manage a Sub-Advised Portfolio and on at least an annual basis thereafter. As part of its ongoing due diligence and compliance responsibilities, with respect to the Sub-Advised Portfolios, FMG LLC will seek to ensure that each Sub-Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations.

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V.	Sub-Advisers’ Proxy Voting Policies and Procedures

Each Sub-Adviser will be required to maintain proxy voting policies and procedures in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, and that satisfy the following elements:

A.    Written Policies and Procedures: The Sub-Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to the Trusts and FMG LLC, upon request, copies of such policies and procedures.

B.    Fiduciary Duty: The Sub-Adviser’s policies and procedures must be reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of its clients.

C.    Conflicts of Interest: The Sub-Adviser’s policies and procedures must include appropriate procedures to identify and resolve as necessary, before voting client proxies, all material proxy-related conflicts of interest between the Sub-Adviser (including its affiliates) and its clients.

D.    Voting Guidelines: The Sub-Adviser’s policies and procedures must address with reasonable specificity how the Sub-Adviser will vote proxies, or what factors it will consider, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility. The Sub-Adviser’s policies and procedures also should describe the considerations it will take into account if it retains a Proxy Service to assist it in discharging its proxy voting duties and its process for conducting due diligence on, and overseeing, services provided by a Proxy Service.

E.    Monitoring Proxy Voting: The Sub-Adviser must have a system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

F.    Record Retention and Inspection: The Sub-Adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Sub-Adviser must provide to the Trusts and FMG LLC such information and records with respect to proxies relating to the Trust’s portfolio securities as required by law and as the Trusts or FMG LLC may reasonably request.

VI.	Disclosure of Trusts’ Proxy Voting Policies and Procedures and Proxy Voting Record

FMG LLC, on behalf of the Trusts, will take reasonable steps as necessary to seek to ensure that the Trusts comply with all applicable laws and regulations relating to disclosure of the Trusts’ proxy voting policies and procedures and proxy voting records. FMG LLC (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that its actual proxy voting record and the actual proxy voting record of the Sub-Advisers with respect to the Trusts’ portfolio securities are collected, processed, filed with the SEC and made available to the Trusts’ shareholders as required by applicable laws and regulations.

VII.	Proxy Voting Committee

FMG LLC’s Proxy Voting Committee is responsible for monitoring and administering the Program. The Proxy Voting Committee is composed of FMG LLC’s CCO, officers of FMG LLC and/or members of the Fund Administration, Investment Management Services, and Legal and Compliance Departments of FMG LLC, or any combination thereof, who may be advisory members of the Committee. The Proxy Voting Committee holds meetings as needed, but no less frequently than annually.

VIII.	Reports to Trusts’ Board of Trustees

FMG LLC will periodically (but no less frequently than annually) report to the Board of Trustees with respect to each Trust’s implementation of the Program, including summary information with respect to: 1) the proxy voting record of the Sub-Advisers with respect to the Sub-Advised Portfolios’ portfolio securities: 2) the proxy voting record of FMG LLC with respect to the Fund-of-Funds Portfolios or Allocated Portions; and

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3) the proxy voting record of FMG LLC with respect to the portfolio securities of any Sub-Advised Portfolio for which FMG LLC has assumed proxy voting responsibility. In addition, if a material conflict of interest was reported to the CCO and/or the FMG LLC Legal and Compliance Department during the previous quarter and it was determined that a material conflict of interest did exist, FMG LLC will report such material conflict of interest to the Board of Trustees at the next quarterly meeting. FMG LLC will also provide the Board of Trustees with any other information requested by the Board.

The CCO’s annual written compliance report to the Board of Trustees will contain a summary of material changes to these policies and procedures during the period covered by the report.

Adopted by EQ Advisors Trust (“EQAT”) Board of Trustees: March 1, 2011

Effective: May 1, 2011

Predecessor Procedures of the Investment Manager Adopted: August 6, 2003

Amended: July 11, 2007

Adopted by 1290 Funds Board of Trustees: June 10, 2014

Effective: June 10, 2014

Adopted by EQ Premier VIP Trust (“VIP”) Board of Trustees: March 17, 2011

Effective: May 1, 2011

Predecessor Procedures of the Investment Manager Adopted: August 6, 2003

Amended: December 10, 2014

Policies of EQAT and 1290 Funds Combined: July 14, 2014

Revised: April 12-13, 2017

Policies of EQAT, VIP and 1290 Funds Combined: July 18-20, 2017

Revised: September 26, 2019

Appendix A

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UNITED  STATES

Proxy Voting Guidelines

Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2020

Published November 18, 2019

UNITED STATES PROXY VOTING GUIDELINES

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Coverage

The U.S. research team provides proxy analyses and voting recommendations for common shareholder meetings of publicly - traded U.S. - incorporated companies that are held in our institutional investor clients’ portfolios and includes all S&P 1500 and Russell 3000 companies that are considered U.S. Domestic Issuers by the SEC. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS’ U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships (“LPs”), master limited partnerships (“MLPs”), limited liability companies (“LLCs”), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

The U.S. research team also produces, for subscribing clients, research and recommendations for fixed income meetings, and meetings of certain preferred securities, including Auction Rate Preferred Securities (“ARPS”) and Variable Rate Municipal Term Preferred securities (“VMTPs”).

Foreign-incorporated companies

In addition to U.S. - incorporated companies, U.S. policies are applied to certain foreign-incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:

◾

U.S. Domestic Issuers – which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies – are generally covered under standard U.S. policy guidelines.

◾

Foreign Private Issuers (FPIs) – which do not meet the Domestic Issuer criteria and are exempt from most disclosure requirements (e.g., they do not file DEF14A reports) and listing standards (e.g., for required levels of board and committee independence) – are covered under a combination of policy guidelines:

◾

FPI Guidelines (see the Americas Regional Proxy Voting Guidelines), which apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors and approval of financial reports; and

◾	For other issues, guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

In all cases – including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets – items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the “assigned” market coverage.

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1.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

Independence: Boards should be sufficiently independent from management (and significant shareholders) to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees[1] considered on case-by-case basis):

Independence

Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:

◾	Independent directors comprise 50 percent or less of the board;

1 A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

2 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

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◾	The non-independent director serves on the audit, compensation, or nominating committee;
◾	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
◾	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

ISS Classification of Directors – U.S.

1.    Executive Director

1.1.	Current employee or current officer[1] of the company or one of its affiliates[2].

2.    Non-Independent Non-Executive Director

Board Identification

2.1.	Director identified as not independent by the board.

Controlling/Significant Shareholder

2.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Former CEO/Interim Officer

2.3.	Former CEO of the company. [3,4]
2.4.	Former CEO of an acquired company within the past five years.[4]
2.5.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]

Non-CEO Executives

2.6.	Former officer[1] of the company, an affiliate[2], or an acquired firm within the past five years.
2.7.	Officer[1] of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.
2.8.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.

Family Members

2.9.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.
2.10.

Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Transactional, Professional, Financial, and Charitable Relationships

2.11.

Currently provides (or an immediate family member[6] provides) professional services[7] to the company, to an affiliate[2] of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

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2.12.

Is (or an immediate family member[6] is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional services[7] to the company, to an affiliate[2] of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.13.	Has (or an immediate family member[6] has) any material transactional relationship[8] with the company or its affiliates[2] (excluding investments in the company through a private placement).
2.14.

Is (or an immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationship[8] with the company or its affiliates[2] (excluding investments in the company through a private placement).

2.15.	Is (or an immediate family member[6] is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

Other Relationships

2.16.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.
2.17.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.[10]
2.18.	Founder[11] of the company but not currently an employee.
2.19.	Any material[12] relationship with the company.

3.    Independent Director

3.1.	No material[12] connection to the company other than a board seat.

Footnotes:

1. The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under 2.19: “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

2. “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

3. Includes any former CEO of the company prior to the company’s initial public offering (IPO).

4. When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

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5. ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

6. “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

7. Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

8. A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

9. Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

10. Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

11. The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an Independent Director.

12. For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

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Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

◾	Medical issues/illness;
◾	Family emergencies; and
◾	Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

◾	Sit on more than five public company boards; or
◾	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[4].

Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. Mitigating factors include:

◾	Until Feb. 1, 2021, a firm commitment, as stated in the proxy statement, to appoint at least one woman to the board within a year;
◾	The presence of a woman on the board at the preceding annual meeting and a firm commitment to appoint at least one woman to the board within a year; or
◾	Other relevant factors as applicable.

3 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

4 Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

◾

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

◾	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
◾	Rationale provided in the proxy statement for the level of implementation;
◾	The subject matter of the proposal;
◾	The level of support for and opposition to the resolution in past meetings;
◾	Actions taken by the board in response to the majority vote and its engagement with shareholders;
◾	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
◾	Other factors as appropriate.
◾	The board failed to act on takeover offers where the majority of shares are tendered;
◾

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

◾	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
◾	The company’s response, including:
◾

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

◾	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
◾	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
◾	Other recent compensation actions taken by the company;
◾	Whether the issues raised are recurring or isolated;
◾	The company’s ownership structure; and
◾	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
◾	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

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Accountability

Problematic Takeover Defenses/Governance Structure

Poison Pills: Vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:

◾

The company has a poison pill that was not approved by shareholders[5]. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).

◾	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

◾	A classified board structure;
◾	A supermajority vote requirement;
◾	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
◾	The inability of shareholders to call special meetings;
◾	The inability of shareholders to act by written consent;
◾	A multi-class capital structure; and/or
◾	A non-shareholder-approved poison pill.

Unilateral Bylaw/Charter Amendments and Problematic Capital Structures: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the

5 Public shareholders only, approval prior to a company’s becoming public is insufficient.

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company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

◾	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
◾	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
◾	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
◾	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
◾	The company’s ownership structure;
◾	The company’s existing governance provisions;
◾	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and
◾	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:

◾	Classified the board;
◾	Adopted supermajority vote requirements to amend the bylaws or charter; or
◾	Eliminated shareholders’ ability to amend bylaws.

Problematic Capital Structure - Newly Public Companies: For newly public companies6, generally vote against or withhold from the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board implemented a multi-class capital structure in which the classes have unequal voting rights without subjecting the multi-class capital structure to a reasonable time-based sunset. In assessing the reasonableness of a time-based sunset provision, consideration will be given to the company’s lifespan, its post-IPO ownership structure and the board’s disclosed rationale for the sunset period selected. No sunset period of more than seven years from the date of the IPO will be considered to be reasonable.

Continue to vote against or withhold from incumbent directors in subsequent years, unless the problematic capital structure is reversed or removed.

Problematic Governance Structure - Newly Public Companies: For newly public companies6, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in

6 Newly-public companies generally include companies that emerge from bankruptcy, spin-offs, direct listings, and those who complete a traditional initial public offering.

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connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

◾	Supermajority vote requirements to amend the bylaws or charter;
◾	A classified board structure; or
◾	Other egregious provisions.

A reasonable sunset provision will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

◾	The presence of a shareholder proposal addressing the same issue on the same ballot;
◾	The board’s rationale for seeking ratification;
◾	Disclosure of actions to be taken by the board should the ratification proposal fail;
◾	Disclosure of shareholder engagement regarding the board’s ratification request;
◾	The level of impairment to shareholders’ rights caused by the existing provision;
◾	The history of management and shareholder proposals on the provision at the company’s past meetings;
◾	Whether the current provision was adopted in response to the shareholder proposal;
◾	The company’s ownership structure; and
◾	Previous use of ratification proposals to exclude shareholder proposals.

Restrictions on Shareholders’ Rights

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

◾

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

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Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

◾	The non-audit fees paid to the auditor are excessive;
◾	The company receives an adverse opinion on the company’s financial statements from its auditor; or
◾

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

◾

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

◾	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
◾	The company maintains significant problematic pay practices; or
◾	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

◾	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
◾	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

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Problematic Pledging of Company Stock:

Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company sto1ck by executives or directors raises concerns. The following factors will be considered:

◾	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
◾	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
◾	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
◾	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
◾	Any other relevant factors.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

◾	Material failures of governance, stewardship, risk oversight[7], or fiduciary responsibilities at the company;
◾	Failure to replace management as appropriate; or
◾

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

◾	Long-term financial performance of the company relative to its industry;

7 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlement; or hedging of company stock.

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◾	Management’s track record;
◾	Background to the contested election;
◾	Nominee qualifications and any compensatory arrangements;
◾	Strategic plan of dissident slate and quality of the critique against management;
◾	Likelihood that the proposed goals and objectives can be achieved (both slates); and
◾	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Age/Term Limits

General Recommendation: Vote against management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Vote against management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Board Size

General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

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CEO Succession Planning

General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

◾	The reasonableness/scope of the request; and
◾	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

◾	The company has proxy access[8], thereby allowing shareholders to nominate directors to the company’s ballot; and
◾

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification and Liability Protection

General Recommendation: Vote case-by-case on proposals on director and officer indemnification and liability protection.

Vote against proposals that would:

◾	Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.
◾	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
◾

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

◾	If the director was found to have acted in good faith and in a manner that s/he reasonably believed was in the best interests of the company; and
◾	If only the director’s legal expenses would be covered.

8 A proxy access right that meets the recommended guidelines.

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Establish/Amend Nominee Qualifications

General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

◾	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
◾	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
◾	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
◾	The scope and structure of the proposal.

Establish Other Board Committee Proposals

General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

◾	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
◾	Level of disclosure regarding the issue for which board oversight is sought;
◾	Company performance related to the issue for which board oversight is sought;
◾	Board committee structure compared to that of other companies in its industry sector; and
◾	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

General Recommendation: Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Board Chair

General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

◾	The scope and rationale of the proposal;

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•	The company’s current board leadership structure;
•	The company’s governance structure and practices;
•	Company performance; and
•	Any other relevant factors that may be applicable.

The following factors will increase the likelihood of a “for” recommendation:

•	A majority non-independent board and/or the presence of non-independent directors on key board committees;
•	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
•	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
•	Evidence that the board has failed to oversee and address material risks facing the company;
•	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
•	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders’ interests.

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of Independent Director (See ISS’ Classification of Directors.)

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

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Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

•	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
•	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
•	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
•	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
•	Effectively disclosed information with respect to this structure to its shareholders;
•	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
•

The company has an independent chair or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

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2.	Audit-Related

Auditor Indemnification and Limitation of Liability

General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

•	The terms of the auditor agreement—the degree to which these agreements impact shareholders’ rights;
•	The motivation and rationale for establishing the agreements;
•	The quality of the company’s disclosure; and
•	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•	Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or
•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

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Shareholder Proposals Limiting Non-Audit Services

General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation

General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

◾	The tenure of the audit firm;
◾	The length of rotation specified in the proposal;
◾	Any significant audit-related issues at the company;
◾	The number of Audit Committee meetings held each year;
◾	The number of financial experts serving on the committee; and
◾	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

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3.	Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

•	Any impediments to shareholders’ ability to amend the bylaws (i.e. supermajority voting requirements);
•	The company’s ownership structure and historical voting turnout;
•	Whether the board could amend bylaws adopted by shareholders; and
•	Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of

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disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Control Share Cash-Out Provisions

General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Disgorgement Provisions

General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Fair Price Provisions

General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

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Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)

Bylaw provisions impacting shareholders’ ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

General Recommendation: Vote case-by-case on bylaws which impact shareholders’ litigation rights, taking into account factors such as:

◾	The company’s stated rationale for adopting such a provision;
◾	Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;
◾	The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and
◾

Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of bylaw provisions which affect shareholders’ litigation rights will be evaluated under ISS’ policy on Unilateral Bylaw/Charter Amendments.

Net Operating Loss (NOL) Protective Amendments

General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

◾

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

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◾	The value of the NOLs;
◾	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
◾

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

◾	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder-approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

◾	Shareholders have approved the adoption of the plan; or
◾

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

◾	No lower than a 20 percent trigger, flip-in or flip-over;
◾	A term of no more than three years;
◾	No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;
◾

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

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Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

◾	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
◾	The value of the NOLs;
◾	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
◾

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

◾	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

◾	The scope and structure of the proposal;
◾

The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

◾	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
◾	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
◾	Any recent controversies or concerns related to the company’s proxy voting mechanics;
◾	Any unintended consequences resulting from implementation of the proposal; and
◾	Any other factors that may be relevant.

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Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

◾	The presence of a shareholder proposal addressing the same issue on the same ballot;
◾	The board’s rationale for seeking ratification;
◾	Disclosure of actions to be taken by the board should the ratification proposal fail;
◾	Disclosure of shareholder engagement regarding the board’s ratification request;
◾	The level of impairment to shareholders’ rights caused by the existing provision;
◾	The history of management and shareholder proposals on the provision at the company’s past meetings;
◾	Whether the current provision was adopted in response to the shareholder proposal;
◾	The company’s ownership structure; and
◾	Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

◾	The election of fewer than 50 percent of the directors to be elected is contested in the election;
◾	One or more of the dissident’s candidates is elected;
◾	Shareholders are not permitted to cumulate their votes for directors; and
◾	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company’s state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

◾	Reasons for reincorporation;

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◾	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and
◾	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

◾	Shareholders’ current right to act by written consent;
◾	The consent threshold;
◾	The inclusion of exclusionary or prohibitive language;
◾	Investor ownership structure; and
◾	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

◾	An unfettered[9] right for shareholders to call special meetings at a 10 percent threshold;
◾	A majority vote standard in uncontested director elections;
◾	No non-shareholder-approved pill; and
◾	An annually elected board.

Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

◾	Shareholders’ current right to call special meetings;
◾	Minimum ownership threshold necessary to call special meetings (10 percent preferred);
◾	The inclusion of exclusionary or prohibitive language;

9 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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◾	Investor ownership structure; and
◾	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote.

◾

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

◾	Ownership structure;
◾	Quorum requirements; and
◾	Vote requirements.

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4.	Capital/Restructuring

Capital

Adjustments to Par Value of Common Stock

General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

◾	Past Board Performance:
◾	The company’s use of authorized shares during the last three years;

◾	The Current Request:
◾	Disclosure in the proxy statement of the specific purposes of the proposed increase;
◾	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
◾

The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.	Most companies: 100 percent of existing authorized shares.

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B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.

Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.

D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Dual Class Structure

General Recommendation: Generally vote against proposals to create a new class of common stock unless:

◾	The company discloses a compelling rationale for the dual-class capital structure, such as:
◾	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or
◾	The new class of shares will be transitory;
◾	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
◾	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

◾	The size of the company;
◾	The shareholder base; and
◾	The liquidity of the stock.

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Preferred Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

◾	Past Board Performance:
◾	The company’s use of authorized preferred shares during the last three years;

◾	The Current Request:
◾	Disclosure in the proxy statement of the specific purposes for the proposed increase;
◾	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
◾

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

◾	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

◾	More simplified capital structure;
◾	Enhanced liquidity;
◾	Fairness of conversion terms;
◾	Impact on voting power and dividends;
◾	Reasons for the reclassification;
◾	Conflicts of interest; and
◾	Other alternatives considered.

Reverse Stock Splits

General Recommendation: Vote for management proposals to implement a reverse stock split if:

◾	The number of authorized shares will be proportionately reduced; or

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◾	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

◾	Stock exchange notification to the company of a potential delisting;
◾	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;
◾	The company’s rationale; or
◾	Other factors as applicable.

Share Repurchase Programs

General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

◾	Greenmail,
◾	The use of buybacks to inappropriately manipulate incentive compensation metrics,
◾	Threats to the company’s long-term viability, or
◾	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Share Repurchase Programs Shareholder Proposals

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Distributions: Splits and Dividends

General Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

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Tracking Stock

General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

◾	Adverse governance changes;
◾	Excessive increases in authorized capital stock;
◾	Unfair method of distribution;
◾	Diminution of voting rights;
◾	Adverse conversion features;
◾	Negative impact on stock option plans; and
◾	Alternatives such as spin-off.

Restructuring

Appraisal Rights

General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

◾	Purchase price;
◾	Fairness opinion;
◾	Financial and strategic benefits;
◾	How the deal was negotiated;
◾	Conflicts of interest;
◾	Other alternatives for the business;
◾	Non-completion risk.

Asset Sales

General Recommendation: Vote case-by-case on asset sales, considering the following factors:

◾	Impact on the balance sheet/working capital;
◾	Potential elimination of diseconomies;
◾	Anticipated financial and operating benefits;
◾	Anticipated use of funds;
◾	Value received for the asset;
◾	Fairness opinion;
◾	How the deal was negotiated;
◾	Conflicts of interest.

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Bundled Proposals

General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

◾	Dilution to existing shareholders’ positions;
◾	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
◾	Financial issues - company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;
◾	Management’s efforts to pursue other alternatives;
◾	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
◾	Conflict of interest - arm’s length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

◾	The reasons for the change;
◾	Any financial or tax benefits;
◾	Regulatory benefits;

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◾	Increases in capital structure; and
◾	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

◾	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
◾	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

◾	Offer price/premium;
◾	Fairness opinion;
◾	How the deal was negotiated;
◾	Conflicts of interest;
◾	Other alternatives/offers considered; and
◾	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

◾	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
◾	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
◾	Are all shareholders able to participate in the transaction?
◾	Will there be a liquid market for remaining shareholders following the transaction?
◾	Does the company have strong corporate governance?
◾	Will insiders reap the gains of control following the proposed transaction?
◾	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

◾	Percentage of assets/business contributed;
◾	Percentage ownership;
◾	Financial and strategic benefits;
◾	Governance structure;

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◾	Conflicts of interest;
◾	Other alternatives; and
◾	Non-completion risk.

Liquidations

General Recommendation: Vote case-by-case on liquidations, taking into account the following:

◾	Management’s efforts to pursue other alternatives;
◾	Appraisal value of assets; and
◾	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

◾

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

◾	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
◾

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

◾

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

◾

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

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◾

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

◾

Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

◾	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

◾

The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

◾

When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

◾	Financial issues:
◾	The company’s financial condition;
◾	Degree of need for capital;
◾	Use of proceeds;
◾	Effect of the financing on the company’s cost of capital;
◾	Current and proposed cash burn rate;
◾	Going concern viability and the state of the capital and credit markets.

◾

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

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◾	Control issues:
◾	Change in management;
◾	Change in control;
◾	Guaranteed board and committee seats;
◾	Standstill provisions;
◾	Voting agreements;
◾	Veto power over certain corporate actions; and
◾	Minority versus majority ownership and corresponding minority discount or majority control premium.

◾	Conflicts of interest:
◾	Conflicts of interest should be viewed from the perspective of the company and the investor.
◾	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

◾	Market reaction:
◾	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

◾	Estimated value and financial prospects of the reorganized company;
◾	Percentage ownership of current shareholders in the reorganized company;
◾	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
◾	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
◾	Existence of a superior alternative to the plan of reorganization; and
◾	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

◾	Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare

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the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

◾

Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

◾

Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

◾	Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
◾

Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 perecnt of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

◾	Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
◾	Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

General Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

◾	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC’s acquistion process.
◾

Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

◾

Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is

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to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.

◾	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

General Recommendation: Vote case-by-case on spin-offs, considering:

◾	Tax and regulatory advantages;
◾	Planned use of the sale proceeds;
◾	Valuation of spinoff;
◾	Fairness opinion;
◾	Benefits to the parent company;
◾	Conflicts of interest;
◾	Managerial incentives;
◾	Corporate governance changes;
◾	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

◾	Hiring a financial advisor to explore strategic alternatives;
◾	Selling the company; or
◾	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

◾	Prolonged poor performance with no turnaround in sight;
◾	Signs of entrenched board and management (such as the adoption of takeover defenses);
◾	Strategic plan in place for improving value;
◾	Likelihood of receiving reasonable value in a sale or dissolution; and
◾	The company actively exploring its strategic options, including retaining a financial advisor.

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5.	Compensation

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

◾	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
◾	The company maintains significant problematic pay practices;
◾	The board exhibits a significant level of poor communication and responsiveness to shareholders.

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Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

◾

There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

◾	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
◾	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
◾	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices10, this analysis considers the following:

1.	Peer Group[11] Alignment:

◾	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
◾	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
◾	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.

Absolute Alignment[12] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

10 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

11 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

12 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

13 ISS research reports include realizable pay for S&P1500 companies.

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If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

◾	The ratio of performance- to time-based incentive awards;
◾	The overall ratio of performance-based compensation to fixed or discretionary pay;
◾	The rigor of performance goals;
◾	The complexity and risks around pay program design;
◾	The transparency and clarity of disclosure;
◾	The company’s peer group benchmarking practices;
◾	Financial/operational results, both absolute and relative to peers;
◾	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
◾	Realizable pay[13] compared to grant pay; and
◾	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

◾	Problematic practices related to non-performance-based compensation elements;
◾	Incentives that may motivate excessive risk-taking or present a windfall risk; and
◾	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ U.S. Compensation Policies FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

◾	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
◾	Extraordinary perquisites or tax gross-ups;
◾	New or materially amended agreements that provide for:
◾	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);

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◾	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;
◾	CIC excise tax gross-up entitlements (including “modified” gross-ups);
◾	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
◾	Liberal CIC definition combined with any single-trigger CIC benefits;
◾	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;
◾	Any other provision or practice deemed to be egregious and present a significant risk to investors.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

◾	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
◾	Duration of options backdating;
◾	Size of restatement due to options backdating;
◾	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
◾	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

◾	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
◾	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
◾

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

◾	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
◾	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
◾	Other recent compensation actions taken by the company;
◾	Whether the issues raised are recurring or isolated;
◾	The company’s ownership structure; and
◾	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

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Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers but also considering new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

◾	Single- or modified-single-trigger cash severance;
◾	Single-trigger acceleration of unvested equity awards;
◾	Full acceleration of equity awards granted shortly before the change in control;
◾	Acceleration of performance awards above the target level of performance without compelling rationale;
◾	Excessive cash severance (generally >3x base salary and bonus);
◾	Excise tax gross-ups triggered and payable;
◾	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
◾

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

◾	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Please refer to ISS’ U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

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General Recommendation: Vote case-by-case on certain equity-based compensation plans[14] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

◾

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

◾	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
◾	SVT based only on new shares requested plus shares remaining for future grants.

◾	Plan Features:
◾	Quality of disclosure around vesting upon a change in control (CIC);
◾	Discretionary vesting authority;
◾	Liberal share recycling on various award types;
◾	Lack of minimum vesting period for grants made under the plan;
◾	Dividends payable prior to award vesting.

◾	Grant Practices:
◾	The company’s three-year burn rate relative to its industry/market cap peers;
◾	Vesting requirements in CEO’s recent equity grants (3-year look-back);
◾	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
◾	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
◾	Whether the company maintains a sufficient claw-back policy;
◾	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

◾	Awards may vest in connection with a liberal change-of-control definition;
◾

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

14 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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◾	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
◾	The plan is excessively dilutive to shareholders’ holdings;
◾	The plan contains an evergreen (automatic share replenishment) feature; or
◾	Any other plan features are determined to have a significant negative impact on shareholder interests.

Further Information on certain EPSC Factors:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types.

For proposals that are not subject to the Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.15

Three-Year Burn Rate

Burn-rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean (ì) plus one standard deviation (ó) of the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P500), and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate benchmark changes will be limited to a maximum of two (2) percentage points plus or minus the prior year’s burn-rate benchmark. See the U.S. Equity Compensation Plans FAQ for the benchmarks.

15 For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

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Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” typically includes the ability to do any of the following:

•	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
•	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;
•	Cancel underwater options in exchange for stock awards; or
•	Provide cash buyouts of underwater options.

While the above cover most types of repricing, ISS may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

•	Severity of the pay-for-performance misalignment;

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•	Whether problematic equity grant practices are driving the misalignment; and/or
•	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

General Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

•	Addresses administrative features only; or
•

Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per ISS’ Classification of Directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

•	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per ISS’ Classification of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

•

If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

•

If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

•

If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

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In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other	Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

◾	Purchase price is at least 85 percent of fair market value;
◾	Offering period is 27 months or less; and
◾	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where when the plan features do not meet all of the above criteria.

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Employee Stock Purchase Plans—Non-Qualified Plans

General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

◾	Broad-based participation;
◾	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
◾	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and
◾	No discount on the stock price on the date of purchase when there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, ISS may evaluate the SVT cost of the plan as part of the assessment.

Option Exchange Programs/Repricing Options

General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

◾	Historic trading patterns–the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
◾	Rationale for the re-pricing–was the stock price decline beyond management’s control?;
◾	Is this a value-for-value exchange?;
◾	Are surrendered stock options added back to the plan reserve?;
◾	Timing–repricing should occur at least one year out from any precipitous drop in company’s stock price;
◾	Option vesting–does the new option vest immediately or is there a black-out period?;
◾	Term of the option–the term should remain the same as that of the replaced option;
◾	Exercise price–should be set at fair market or a premium to market;
◾	Participants–executive officers and directors must be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

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Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

◾	Executive officers and non-employee directors are excluded from participating;
◾

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and

◾	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

◾	Eligibility;
◾	Vesting;
◾	Bid-price;
◾	Term of options;

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◾	Cost of the program and impact of the TSOs on company’s total option expense; and
◾	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Shareholder Ratification of Director Pay Programs

General Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

◾	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
◾	An assessment of the following qualitative factors:
◾	The relative magnitude of director compensation as compared to companies of a similar profile;
◾	The presence of problematic pay practices relating to director compensation;
◾	Director stock ownership guidelines and holding requirements;
◾	Equity award vesting schedules;
◾	The mix of cash and equity-based compensation;
◾	Meaningful limits on director compensation;
◾	The availability of retirement benefits or perquisites; and
◾	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

◾

The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

◾	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and
◾	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

◾	The relative magnitude of director compensation as compared to companies of a similar profile;

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◾	The presence of problematic pay practices relating to director compensation;
◾	Director stock ownership guidelines and holding requirements;
◾	Equity award vesting schedules;
◾	The mix of cash and equity-based compensation;
◾	Meaningful limits on director compensation;
◾	The availability of retirement benefits or perquisites; and
◾	The quality of disclosure surrounding director compensation.

Non-Employee Director Retirement Plans

General Recommendation: Vote against retirement plans for non-employee directors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

◾	The company’s past practices regarding equity and cash compensation;
◾	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
◾	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

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Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

◾	The percentage/ratio of net shares required to be retained;
◾	The time period required to retain the shares;
◾	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
◾	Whether the company has any other policies aimed at mitigating risk taking by executives;
◾	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
◾	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

◾	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;
◾	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and
◾	The level of shareholder support for the company’s pay programs.

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

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Pay for Performance/Performance-Based Awards

General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

◾

First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.

◾

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

◾	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
◾	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
◾

Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

◾	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;
◾

Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

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Consider the following factors in evaluating this proposal:

◾	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
◾

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

◾	Can shareholders assess the correlation between pay and performance based on the current disclosure?
◾	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

◾	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
◾	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
◾	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
◾	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
◾	An executive may not trade in company stock outside the 10b5-1 Plan;
◾	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit Outside CEOs from Serving on Compensation Committees

General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: : Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such

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policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

◾	If the company has adopted a formal recoupment policy;
◾	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
◾	Whether the company has chronic restatement history or material financial problems;
◾	Whether the company’s policy substantially addresses the concerns raised by the proponent;
◾	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or
◾	Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

General Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

◾	The triggering mechanism should be beyond the control of management;
◾	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);
◾

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Impact on Incentive Program Metrics

General Recommendation: Vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

◾	The frequency and timing of the company’s share buybacks;
◾	The use of per-share metrics in incentive plans;
◾	The effect of recent buybacks on incentive metric results and payouts; and
◾	Whether there is any indication of metric result manipulation.

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Supplemental Executive Retirement Plans (SERPs)

General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not poviding tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

◾

The company’s current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

◾	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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6.	Routine/Miscellaneous

Adjourn Meeting

General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

General Recommendation: Vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

General Recommendation: Vote against proposals to approve other business when it appears as a voting item.

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7.	Social and Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

◾	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
◾	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
◾	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
◾	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
◾	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;
◾

If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

◾

If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Endorsement of Principles

General Recommendation: Generally vote against proposals seeking a company’s endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments.

Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

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Animal Welfare

Animal Welfare Policies

General Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

◾	The company has already published a set of animal welfare standards and monitors compliance;
◾	The company’s standards are comparable to industry peers; and
◾	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers’ treatment of animals.

Animal Testing

General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:

◾	The company is conducting animal testing programs that are unnecessary or not required by regulation;
◾	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or
◾	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

◾	The potential impact of such labeling on the company’s business;

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◾	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
◾	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

General Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

◾	Whether the company has adequately disclosed mechanisms in place to prevent abuses;
◾	Whether the company has adequately disclosed the financial risks of the products/practices in question;
◾	Whether the company has been subject to violations of related laws or serious controversies; and
◾	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

◾	The potential for reputational, market, and regulatory risk exposure;
◾	Existing disclosure of relevant policies;
◾	Deviation from established industry norms;
◾	Relevant company initiatives to provide research and/or products to disadvantaged consumers;
◾	Whether the proposal focuses on specific products or geographic regions;
◾	The potential burden and scope of the requested report;
◾	Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

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Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

◾	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;
◾

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

◾	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

◾	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;
◾	Current regulations in the markets in which the company operates; and
◾	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

◾	Recent related fines, controversies, or significant litigation;
◾	Whether the company complies with relevant laws and regulations on the marketing of tobacco;
◾	Whether the company’s advertising restrictions deviate from those of industry peers;
◾	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and
◾	Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

◾	Whether the company complies with all laws and regulations;
◾	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and

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◾	The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

◾

Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

◾	The company’s level of disclosure compared to industry peers; and
◾	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

◾

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

◾	The company’s level of disclosure is comparable to that of industry peers; and
◾	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

◾	Whether the company provides disclosure of year-over-year GHG emissions performance data;
◾	Whether company disclosure lags behind industry peers;
◾	The company’s actual GHG emissions performance;
◾	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and
◾	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

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Energy Efficiency

General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

◾

The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

◾	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

◾	The scope and structure of the proposal;
◾	The company’s current level of disclosure on renewable energy use and GHG emissions; and
◾	The company’s disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

◾	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
◾	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

◾	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
◾	The level of gender and racial minority representation that exists at the company’s industry peers;
◾	The company’s established process for addressing gender and racial minority board representation;

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◾	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
◾	The independence of the company’s nominating committee;
◾	Whether the company uses an outside search firm to identify potential director nominees; and
◾	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

◾	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;
◾	The company already publicly discloses comprehensive workforce diversity data; and
◾	The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

General Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Gender, Race, or Ethnicity Pay Gap

General Recommendation: Generally vote case-by-case on requests for reports on a company’s pay data by gender, race, or ethnicity, or a report on a company’s policies and goals to reduce any gender, race, or ethnicity pay gap, taking into account:

◾	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues; and
◾	Whether the company’s reporting regarding gender, race, or ethnicity pay gap policies or initiatives is lagging its peers.

Environment and Sustainability

Facility and Workplace Safety

General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

◾	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;

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◾	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;
◾	Recent significant controversies, fines, or violations related to workplace health and safety; and
◾	The company’s workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

◾	The company’s compliance with applicable regulations and guidelines;
◾	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and
◾	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

◾	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;
◾

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

◾	The nature, purpose, and scope of the company’s operations in the specific region(s);
◾	The degree to which company policies and procedures are consistent with industry norms; and
◾	The scope of the resolution.

Hydraulic Fracturing

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

◾	The company’s current level of disclosure of relevant policies and oversight mechanisms;
◾	The company’s current level of such disclosure relative to its industry peers;
◾	Potential relevant local, state, or national regulatory developments; and
◾	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

Operations in Protected Areas

General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

◾	Operations in the specified regions are not permitted by current laws or regulations;
◾	The company does not currently have operations or plans to develop operations in these protected regions; or

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◾	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

◾	The nature of the company’s business;
◾	The current level of disclosure of the company’s existing related programs;
◾	The timetable and methods of program implementation prescribed by the proposal;
◾	The company’s ability to address the issues raised in the proposal; and
◾	How the company’s recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

◾

The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

◾	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

◾	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;
◾	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
◾	The potential financial impact or risk to the company associated with water-related concerns or issues; and
◾	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

General Corporate Issues

Charitable Contributions

General Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

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Data Security, Privacy, and Internet Issues

General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

◾	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
◾	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;
◾	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;
◾	Applicable market-specific laws or regulations that may be imposed on the company; and
◾	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:

◾	The scope and prescriptive nature of the proposal;
◾	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;
◾	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;
◾	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
◾	The company’s current level of disclosure regarding its environmental and social performance.

Human Rights, Labor Issues, and International Operations

Human Rights Proposals

General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

◾	The degree to which existing relevant policies and practices are disclosed;
◾	Whether or not existing relevant policies are consistent with internationally recognized standards;
◾	Whether company facilities and those of its suppliers are monitored and how;

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◾	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
◾	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
◾	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
◾	The scope of the request; and
◾	Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

◾	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;
◾	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;
◾	Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and
◾	Whether the proposal is unduly burdensome or overly prescriptive.

Operations in High Risk Markets

General Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

◾	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
◾	Current disclosure of applicable risk assessment(s) and risk management procedures;
◾	Compliance with U.S. sanctions and laws;
◾	Consideration of other international policies, standards, and laws; and
◾	Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in “high-risk” markets.

Outsourcing/Offshoring

General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

◾	Controversies surrounding operations in the relevant market(s);
◾	The value of the requested report to shareholders;
◾	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and
◾	The company’s existing human rights standards relative to industry peers.

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Weapons and Military Sales

General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

◾	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
◾	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
◾	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

◾	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
◾	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
◾	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

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Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

◾	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
◾	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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8.	Mutual Fund Proxies

Election of Directors

General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

◾	Past performance as a closed-end fund;
◾	Market in which the fund invests;
◾	Measures taken by the board to address the discount; and
◾	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

◾	Past performance relative to its peers;
◾	Market in which the fund invests;
◾	Measures taken by the board to address the issues;
◾	Past shareholder activism, board activity, and votes on related proposals;
◾	Strategy of the incumbents versus the dissidents;
◾	Independence of directors;
◾	Experience and skills of director candidates;
◾	Governance profile of the company;
◾	Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

◾	Proposed and current fee schedules;
◾	Fund category/investment objective;
◾	Performance benchmarks;
◾	Share price performance as compared with peers;
◾	Resulting fees relative to peers;
◾	Assignments (where the advisor undergoes a change of control).

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Approving New Classes or Series of Shares

General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:
◾	Stated specific financing purpose;
◾	Possible dilution for common shares;
◾	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

◾	Potential competitiveness;
◾	Regulatory developments;
◾	Current and potential returns; and
◾	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

◾	The fund’s target investments;
◾	The reasons given by the fund for the change; and
◾	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

◾	Political/economic changes in the target market;
◾	Consolidation in the target market; and
◾	Current asset composition.

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Change in Fund’s Subclassification

General Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors:

◾	Potential competitiveness;
◾	Current and potential returns;
◾	Risk of concentration;
◾	Consolidation in target industry.

Business Development Companies — Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

◾

The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

◾

The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

◾	The company has demonstrated responsible past use of share issuances by either:
◾	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
◾	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

◾	Strategies employed to salvage the company;
◾	The fund’s past performance;
◾	The terms of the liquidation.

Changes to the Charter Document

General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

◾	The degree of change implied by the proposal;
◾	The efficiencies that could result;
◾	The state of incorporation;
◾	Regulatory standards and implications.

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Vote against any of the following changes:

◾	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
◾	Removal of shareholder approval requirement for amendments to the new declaration of trust;
◾

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

◾	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;
◾	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
◾	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

◾	Regulations of both states;
◾	Required fundamental policies of both states;
◾	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Distribution Agreements

General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

◾	Fees charged to comparably sized funds with similar objectives;
◾	The proposed distributor’s reputation and past performance;
◾	The competitiveness of the fund in the industry;
◾	The terms of the agreement.

Master-Feeder Structure

General Recommendation: Vote for the establishment of a master-feeder structure.

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Mergers

General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

◾	Resulting fee structure;
◾	Performance of both funds;
◾	Continuity of management personnel;
◾	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

◾	Performance of the fund’s Net Asset Value (NAV);
◾	The fund’s history of shareholder relations;
◾	The performance of other funds under the advisor’s management.

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The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

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APPENDIX D

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

AXA Equitable may be deemed to be a control person with respect to the Trust by virtue of its ownership of a substantial majority of the Trust’s shares as of March 31, 2020. Shareholders owning more than 25% of the outstanding shares of a Portfolio may be able to determine the outcome of most issues that are submitted to shareholders for a vote.

As a “series” type of mutual fund, the Trust issues separate series of shares of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing separate classes of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer Contract owners the opportunity to instruct shareholders as to how shares allocable to Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements.

To the Trust’s knowledge, as of March 31, 2020, no persons owned Contracts entitling such persons to give voting instructions regarding more than 25% of the outstanding shares of any Portfolio.

To the Trust’s knowledge, as of March 31, 2020, the following persons owned Contracts entitling such persons to give voting instructions regarding 5% or more of the outstanding shares of any class of any Portfolio.

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership
EQ/Aggressive Allocation Portfolio-Class A	ASPLUNDH DEF COMP PLAN TR DTD 20150 JOSEPH P DWYER 708 BLAIR MILL ROAD WILLOW GROVE, PA 19090	443,513.05	6.31%

EQ/Aggressive Allocation Portfolio-Class K	GUY COBY, DMD 416 W BROAD ST QUAKERTOWN PA 18951-123	195,135.23	6.75%

EQ/Aggressive Allocation Portfolio-Class K	W L PARKER DDS PROF CORP 2808 9 1/2 ST EAST MOLINE IL 61244-323	163,124.18	5.64%

EQ/Conservative Allocation Portfolio-Class A	MAPLE RIDGE PARTICIPATION CORPORATION P O BOX 400 CLARKSDALE MS 38614	190,143.29	12.89%

EQ/Conservative Allocation Portfolio-Class K	F. JOHN DAHL, D.D.S. 95 N BROADWAY STE A2-1 WHITE PLAINS NY 10603-482	62,770.55	6.02%

EQ/Conservative Allocation Portfolio-Class K	JEFFREY L. BARLEY 6904 SPRING VALLEY DR STE 304 HOLLAND, OH 43528-967	61,310.61	5.88%

EQ/Conservative Allocation Portfolio-Class K	ASSOC. ORTHODONTISTS OF WAUSAU 5305 RIB MOUNTAIN DR WAUSAU, WI 54401-756	199,871.12	19.18%

EQ/Conservative Allocation Portfolio-Class K	TUSCULUM DENTAL CARE, PLLC 95 MEADOW WOOD GREENEVILLE TN 37745-702	93,253.73	8.95%

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership

EQ/Conservative Allocation Portfolio-Class K	GARY ALVO, DDS 16600 NE 8TH AVE N MIAMI BEACH, FL 33162-361	83,183.55	7.98%

EQ/Conservative Allocation Portfolio-Class K	LAKEWOOD FAMILY DENTISTRY P.C. 7700 W 14TH AVE LAKEWOOD, CO 80214-411	57,880.33	5.55%

EQ/Conservative-Plus Allocation Portfolio-Class A	ASPLUNDH DEF COMP PLAN TR DTD 20150 JOSEPH P DWYER 708 BLAIR MILL ROAD WILLOW GROVE PA 19090	102,545.16	5.55%

EQ/Conservative-Plus Allocation Portfolio-Class A	ALAN LOVELACE 3015 MAPLE BEND DR KINGWOOD, TX 77345	107,838.49	5.84%

EQ/Conservative-Plus Allocation Portfolio-Class A	MAURICE P CALLAHAN 215 WEAVER RD NW BAINBRIDGE IS WA 98110	99,159.98	5.37%

Target 2015 Allocation Portfolio-Class B	THE CLERGY ADVANTAGE 403(B) BY CHURCH AND CLERGY ALLIANCE PO BOX 272 LOVELAND, CO 80539	265,963.21	9.28%

Target 2015 Allocation Portfolio-Class K	CONTEMPORARY DENTAL ARTS, P.C. 75 TALCOTT RD STE 60 WILLISTON VT 05495-812	114,551.95	5.12%

Target 2015 Allocation Portfolio-Class K	JAMES H. PRIEST,DDS,LTD 420 HAMILTON BLVD SOUTH BOSTON VA 24592-520	151,270.44	6.76%

Target 2015 Allocation Portfolio-Class K	EDWARD A. BARTOLETTI DMD 215 HICKORY ST ANACONDA, MT 59711-221	158,580.28	7.08%

Target 2025 Allocation Portfolio-Class B	THE CLERGY ADVANTAGE 403(B) BY CHURCH AND CLERGY ALLIANCE PO BOX 272 LOVELAND, CO 80539	889,758.88	8.28%

Target 2035 Allocation Portfolio-Class B	THE CLERGY ADVANTAGE 403(B) BY CHURCH AND CLERGY ALLIANCE PO BOX 272 LOVELAND CO 80539	717,877.67	6.70%

Target 2045 Allocation Portfolio-Class B	THE CLERGY ADVANTAGE 403(B) BY CHURCH AND CLERGY ALLIANCE PO BOX 272 LOVELAND CO 80539	665,662.39	7.18%

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership

Target 2045 Allocation Portfolio-Class K	STEPHEN ZONIES DMD VALLEY DENTAL 754 STAGECOACH RD WAITSFIELD VT 05673-709	62,565.17	5.73%

Target 2045 Allocation Portfolio-Class K	ASSOCIATES IN PEDIATRIC DENTISTR 7830 ROCKVILLE RD INDIANAPOLIS, IN 46214-312	89,722.28	8.21%

CharterSM Aggressive Growth Portfolio-Class B	JASON T CHEN 15515 MONTE VISTA DR SARATOGA CA 95070	163,910.58	11.41%

CharterSM Aggressive Growth Portfolio-Class B	CYNTHIA S CHEN 1001 MARIPOSA STREET APT 310 SAN FRANCISCO CA 94107	171,585.52	11.94%

CharterSM Aggressive Growth Portfolio-Class B	JEREMY CHEN 15515 MONTE VISTA DR SARATOGA CA 95070	163,910.58	11.41%

CharterSM Aggressive Growth Portfolio-Class B	JEFFREY T CHEN 2250 GELLERT BLVD # 2310 S. SAN FRANCISCO CA 94080	163,910.58	11.41%

CharterSM Conservative Portfolio-Class B	MICHAEL G DYER PO BOX 927 TOPANGA CA 90290	232,592.69	5.37%

CharterSM Growth Portfolio-Class B	IMER REVOCABLE TRUST JUDITH A BERKH 5937 SUMMERHEDGE PLACE ST.LOUIS, MO 63128	138,111.87	6.12%

CharterSM Growth Portfolio-Class B	DANIEL KLITSNER 441 HOLCOMB AVE. LARKSPUR, CA 94939	221,226.48	9.80%

CharterSM Moderate Portfolio-Class B	ROY SU 1200 OLD MILL ROAD SAN MARINO CA 91108	475,022.94	21.06%

CharterSM Moderate Portfolio-Class B	WILLIAM C WISWELL W4812 OVERLOOK DR ELKHORN, WI 53121	232,511.31	6.24%

Target 2055 Allocation Portfolio-Class B	THE CLERGY ADVANTAGE 403(B) BY CHURCH AND CLERGY ALLIANCE PO BOX 272 LOVELAND, CO 80539	324,648.42	11.95%

Target 2055 Allocation Portfolio-Class K	ROBERT K. GABRIELLE, JR., DMD PC PO BOX 378 472 KINGS HWY VLY COTTAGE, NY 10989-037	11,189.80	25.33%

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership

Target 2055 Allocation Portfolio-Class K	BARRETT & ROSS PROF SERVICES PLL PO BOX 387 201 E MAIN STREET EVERSON, WA 98247-038	8,976.56	20.32%

To the Trust’s knowledge, as of March 31, 2020, the following EQ Allocation Portfolios, Charter Allocation Portfolios and Target Allocation Portfolios owned shares of record in the following portfolios entitling such EQ Allocation Portfolios, Charter Allocation Portfolios and Target Allocation Portfolios to give voting instructions regarding 5% or more of the outstanding shares of any class of such portfolios:

Allocation Portfolio	Portfolio	Number of Shares of Portfolio	Percentage of Class K
EQ/Conservative Allocation Portfolio	Multimanager Mid Cap Growth ATM Mid Cap Managed Volatility	478,821.35 2,094,920.26	5.38% 5.97%
	EQ/Global Bond PLUS	2,366,506.25	12.68%
	EQ/Quality Bond PLUS	3,672,705.19	7.86%
	1290 VT High Yield Bond	1,437,653.69	7.94%
	1290 VT DoubleLine Opportunistic Bond	5,460,815.46	12.12%
	EQ/PIMCO Ultra Short Bond	12,262,268.07	11.29%
	Multimanager Core Bond	4,123,088.78	6.83%

EQ/Conservative Plus Allocation Portfolio	Multimanager Mid Cap Growth ATM Mid Cap Managed Volatility	979,325.29 3,386,282.49	11.00% 9.64%
	EQ/Global Bond PLUS	1,829,548.86	9.80%
	EQ/Quality Bond PLUS	3,813,797.77	8.16%
	1290 VT High Yield Bond	1,090,589.23	6.02%
	1290 VT DoubleLine Opportunistic Bond	4,372,823.82	9.71%
	EQ/PIMCO Ultra Short Bond	9,954,113.14	9.17%
	Multimanager Core Bond	5,389,804.88	8.92%

EQ/Moderate Allocation Portfolio	EQ/Large Cap Growth Managed Volatility EQ/Large Cap Growth Index	3,860,644.25 480,181.82	24.75% 13.81%
	EQ/T. Rowe Price Growth Stock	785,397.03	19.53%
	EQ/Loomis Sayles Growth	7,624,370.86	25.93%
	ATM Large Cap Managed Volatility	55,089,861.78	26.99%
	EQ/Large Cap Core Managed Volatility	19,653,179.43	27.26%
	EQ/BlackRock Basic Value Equity	4,130,075.78	23.09%
	EQ/JPMorgan Value Opportunities	5,511,477.55	25.38%
	1290 VT Equity Income	22,846,491.57	26.27%
	EQ/Large Cap Value Managed Volatility	8,737,153.37	25.97%
	EQ/Morgan Stanley Small Cap Growth	5,854,063.89	18.76%
	1290 VT Micro Cap	3,597,535.14	21.81%
	1290 VT Small Cap Value	6,262,666.01	20.55%
	Multimanager Mid Cap Growth	2,130,966.12	23.93%
	Multimanager Mid Cap Value	1,962,826.40	28.58%
	ATM Mid Cap Managed Volatility	11,204,734.23	31.91%
	1290 VT GAMCO Small Company Value	1,927,197.39	18.05%
	EQ/Franklin Small Cap Value Managed Volatility	4,080,002.87	28.29%
	ATM Small Cap Managed Volatility	30,762,924.78	27.15%
	EQ/AB Small Cap Growth	8,952,343.49	23.11%

Allocation Portfolio	Portfolio	Number of Shares of Portfolio	Percentage of Class K
	EQ/International Core Managed Volatility	11,463,996.98	28.52%
	EQ/International Value Managed Volatility	11,093,193.39	31.15%
	EQ/Global Equity Managed Volatility	10,578,595.02	27.13%
	ATM International Managed Volatility	52,324,859.12	31.00%
	EQ/MFS International Growth	28,799,569.22	26.66%
	EQ/International Equity Index	1,432,394.46	9.07%
	EQ/Global Bond PLUS	8,868,729.52	47.53%
	EQ/Quality Bond PLUS	18,340,152.54	39.26%
	1290 VT High Yield Bond	5,605,422.50	30.96%
	1290 VT DoubleLine Opportunistic Bond	18,063,917.93	40.11%
	EQ/PIMCO Ultra Short Bond	47,808,785.67	44.04%
	EQ/Intermediate Government Bond	99,992,251.38	13.97%
	EQ/Core Bond Index	80,788,644.37	16.56%
	Multimanager Core Bond	27,804,656.11	46.03%

EQ/Moderate-Plus Allocation Portfolio	EQ/Large Cap Growth Managed Volatility EQ/Large Cap Growth Index	6,094,074.01 943,635.61	39.07% 27.14%
	EQ/T. Rowe Price Growth Stock	1,024,539.55	25.48%
	EQ/Loomis Sayles Growth	11,052,083.38	37.59%
	ATM Large Cap Managed Volatility	88,887,378.97	43.55%
	EQ/Large Cap Core Managed Volatility	31,609,273.82	43.85%
	EQ/BlackRock Basic Value Equity	7,183,795.81	40.17%
	EQ/JPMorgan Value Opportunities	8,494,979.33	39.12%
	1290 VT Equity Income	35,822,982.64	41.19%
	EQ/Large Cap Value Managed Volatility	14,270,806.86	42.42%
	EQ/Morgan Stanley Small Cap Growth	11,880,447.88	38.08%
	1290 VT Micro Cap	6,464,845.07	39.20%
	1290 VT Small Cap Value	10,303,367.36	33.81%
	Multimanager Mid Cap Growth	3,275,346.70	36.78%
	Multimanager Mid Cap Value	2,401,014.17	34.97%
	ATM Mid Cap Managed Volatility	12,427,298.67	35.39%
	1290 VT GAMCO Small Company Value	3,685,969.08	34.51%
	EQ/Franklin Small Cap Value Managed Volatility	7,116,411.44	49.34%
	ATM Small Cap Managed Volatility	56,000,086.16	49.42%
	EQ/AB Small Cap Growth	18,936,749.70	48.87%
	EQ/International Core Managed Volatility	17,835,965.76	44.38%
	EQ/International Value Managed Volatility	15,340,071.38	43.07%
	EQ/Global Equity Managed Volatility	17,563,567.94	45.05%
	ATM International Managed Volatility	73,336,804.02	43.44%
	EQ/MFS International Growth	43,462,821.59	40.23%
	EQ/International Equity Index	2,444,017.72	15.48%
	EQ/Global Bond PLUS	1,266,896.49	6.79%
	EQ/Quality Bond PLUS	12,294,377.59	26.32%
	1290 VT High Yield Bond	3,859,251.42	21.31%
	1290 VT DoubleLine Opportunistic Bond	12,951,904.86	28.76%
	EQ/PIMCO Ultra Short Bond	32,619,074.17	30.04%
	EQ/Intermediate Government Bond	70,407,197.28	9.84%

Allocation Portfolio	Portfolio	Number of Shares of Portfolio	Percentage of Class K
	EQ/Core Bond Index	56,122,627.68	11.50%
	Multimanager Core Bond	18,897,141.47	31.28%
EQ/Aggressive Allocation Portfolio	EQ/Large Cap Growth Managed Volatility EQ/Large Cap Growth Index	3,492,456.92 355,637.36	22.39% 10.23%
	EQ/T. Rowe Price Growth Stock	334,980.71	8.33%
	EQ/Loomis Sayles Growth	6,958,529.61	23.66%
	ATM Large Cap Managed Volatility	46,281,136.62	22.67%
	EQ/Large Cap Core Managed Volatility	16,243,636.47	22.53%
	EQ/BlackRock Basic Value Equity	4,197,365.64	23.47%
	EQ/JPMorgan Value Opportunities	3,387,453.53	15.60%
	1290 VT Equity Income	19,391,853.86	22.30%
	EQ/Large Cap Value Managed Volatility	8,261,363.17	24.56%
	EQ/Morgan Stanley Small Cap Growth	5,457,821.44	17.49%
	1290 VT Micro Cap	2,705,617.77	16.41%
	1290 VT Small Cap Value	3,460,960.02	11.36%
	Multimanager Mid Cap Growth	1,183,819.56	13.30%
	Multimanager Mid Cap Value	685,207.52	9.98%
	ATM Mid Cap Managed Volatility	6,001,303.20	17.09%
	1290 VT GAMCO Small Company Value	1,413,864.86	13.24%
	EQ/Franklin Small Cap Value Managed Volatility	2,796,091.47	19.39%
	ATM Small Cap Managed Volatility	22,662,961.49	20.00%
	EQ/AB Small Cap Growth	5,970,482.84	15.41%
	EQ/International Core Managed Volatility	7,114,538.88	17.70%
	EQ/International Value Managed Volatility	7,394,632.64	20.76%
	EQ/Global Equity Managed Volatility	7,798,746.86	20.00%
	ATM International Managed Volatility	34,853,375.04	20.65%
	EQ/MFS International Growth	20,656,104.69	19.12%
	EQ/International Equity Index	1,875,053.22	11.87%

Target 2015 Allocation Portfolio	Multimanager Aggressive Equity	10,051.16	8.60%

Target 2025 Allocation Portfolio	EQ/Equity 500 Index Multimanager Aggressive Equity	980,157.95 39,203.08	14.61% 33.52%
	Multimanager Mid Cap Value	370,861.46	5.40%
	EQ/Small Company Index	1,281,214.73	18.40%
	EQ/Emerging Markets Equity	999,649.82	22.65%
	EQ/International Equity Index	2,372,570.94	15.02%
	1290 VT High Yield Bond	1,022,676.72	5.65%

Target 2035 Allocation Portfolio	EQ/Equity 500 Index Multimanager Aggressive Equity	1,181,358.24 28,788.60	17.61% 24.62%
	EQ/Small Company Index	1,588,955.33	22.83%
	EQ/Emerging Markets Equity	996,097.82	22.57%
	EQ/International Equity Index	2,440,615.29	15.46%
Target 2045 Allocation Portfolio	EQ/Equity 500 Index Multimanager Aggressive Equity	1,079,085.46 24,958.83	16.09% 21.34%
	EQ/Small Company Index	1,378,622.44	19.80%
	EQ/Emerging Markets Equity	819,646.87	18.57%
	EQ/International Equity Index	2,092,593.17	13.25%

Allocation Portfolio	Portfolio	Number of Shares of Portfolio	Percentage of Class K

Target 2055 Allocation Portfolio	Multimanager Aggressive Equity EQ/Small Company Index	13,938.28 462,025.45	11.92% 6.64%
	EQ/Emerging Markets Equity	222,528.95	5.04%

CharterSM Conservative Portfolio	1290 VT Convertible Securities EQ/Capital Group Research	341,589.28 41,855.73	22.15% 15.97%
	EQ/ClearBridge Large Cap Growth	37,569.34	5.79%
	EQ/PIMCO Global Real Return	271,817.25	9.30%

CharterSM Moderate Portfolio	1290 VT Convertible Securities	227,990.14	14.78%
	1290 VT Energy	45,590.09	11.74%
	EQ/Capital Group Research	60,663.43	23.15%
	EQ/ClearBridge Large Cap Growth	54,992.96	8.47%
	EQ/PIMCO Global Real Return	160,214.11	5.48%

CharterSM Moderate Growth Portfolio	1290 VT Convertible Securities 1290 VT Energy	159,641.25 65,424.30	10.35% 16.84%
	EQ/Capital Group Research	66,568.58	25.40%
	EQ/ClearBridge Large Cap Growth	59,774.74	9.21%

CharterSM Growth Portfolio	1290 VT Convertible Securities	80,497.40	5.22%
	1290 VT Energy	86,297.11	22.21%
	EQ/Capital Group Research	52,752.26	20.13%
	EQ/ClearBridge Large Cap Growth	49,394.79	7.61%

CharterSM Aggressive Growth Portfolio	1290 VT Energy EQ/Capital Group Research	81,081.02 40,215.91	20.87% 15.35%
	EQ/ClearBridge Large Cap Growth	38,133.41	5.87%

CharterSM Small Cap Growth Portfolio	EQ/Morgan Stanley Small Cap Growth 1290 VT Micro Cap	7,142,101.67 2,986,899.46	22.89% 18.11%

CharterSM Small Cap Value Portfolio	1290 VT Small Cap Value 1290 VT GAMCO Small Company Value	9,642,666.39 887,671.92	31.64% 8.31%

PROSPECTUS MAY 1, 2020

EQ PREMIER VIP TRUST*

Class A, Class B and Class K Shares

EQ/Core Plus Bond Portfolio

(formerly CharterSM Multi-Sector Bond Portfolio)

*	Effective May 1, 2020, the designation “EQ” replaced the former designation “AXA” in the Trust’s name.

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s annual and semi-annual shareholder reports unless you specifically request paper copies from the insurance company that offers your variable life insurance contract and/or variable annuity certificate or contract (“contract”), from your financial intermediary, or from the Portfolio. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a contractholder, you may elect to receive the Portfolio’s shareholder reports and other communications electronically from the insurance company by following the instructions provided by the insurance company. For other shareholders, you may elect to receive the Portfolio’s shareholder reports and other communications electronically by calling 1-877-222-2144 or by sending an e-mail request to service@equitable.com.

You may elect to receive all future shareholder reports in paper free of charge. If you are a contractholder, you can inform the insurance company that you wish to continue receiving paper copies of shareholder reports by following the instructions provided by the insurance company. For other shareholders, you can inform the Portfolio that you wish to continue receiving paper copies of shareholder reports by calling 1-877-522-5035 or by sending an e-mail request to EquitableFunds@dfinsolutions.com. Your election to receive shareholder reports in paper will apply to all portfolio companies available under your contract (if you are a contractholder) or all Portfolios held with the fund complex (for other shareholders).

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PORTFOLIO GOALS, STRATEGIES & RISKS

EQ/Core Plus Bond Portfolio – Class A, B and K Shares

(formerly CharterSM Multi-Sector Bond Portfolio)

Investment Objective: Seeks to achieve high total return through a combination of current income and capital appreciation.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Core Plus Bond Portfolio	Class A Shares*	Class B Shares*	Class K Shares*
Management fee	0.60%	0.60%	0.60%
Distribution and/or service (12b-1) fees	0.25%	0.25%	0.00%
Other expenses	0.23%	0.23%	0.23%
Total annual portfolio operating expenses	1.08%	1.08%	0.83%
Fee waiver and/or expense reimbursement†	-0.13%	-0.13%	-0.13%
Total annual portfolio operating expenses after fee waiver and/or expense reimbursement	0.95%	0.95%	0.70%
*	Expenses have been restated to reflect current fees in connection with the Portfolio’s restructuring from a fund-of-funds to a fund that invests directly in securities and other instruments.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of the arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including acquired fund fees and expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed 0.95% for Class A and Class B shares and 0.70% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$97	$331	$583	$1,305
Class B Shares	$97	$331	$583	$1,305
Class K Shares	$72	$252	$448	$1,013

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 5% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Portfolio

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of U.S. and foreign bonds or other debt securities of varying maturities and other instruments that provide investment exposure to such debt securities, including forwards or derivatives such as options, futures contracts or swap agreements.

Under normal circumstances, the Portfolio invests primarily in a diversified mix of U.S. dollar-denominated investment grade fixed income securities, particularly U.S. government securities, corporate securities and mortgage- and asset-backed securities. The Portfolio may invest in securities of any maturity. Under normal circumstances, it is expected that the average portfolio duration of the Portfolio will be within 5 years of the duration of the benchmark. As of December 31, 2019, the average duration of the benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, was 5.87 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses. As

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a separate measure, there is no limit on the weighted average maturity of the Portfolio’s fixed income portfolio.

The Portfolio may invest in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers, including securities and instruments that are economically tied to emerging market countries. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 40% of its total assets (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity).

The portfolio managers intend to maintain an average weighted portfolio quality of BBB- or better, which is considered investment grade, whether composed of rated securities or unrated securities deemed by the portfolio managers to be of comparable quality. The Portfolio may invest in both investment grade securities and high yield securities (“junk bonds”) subject to a maximum of 40% of its total assets in securities rated below investment grade by Standard & Poor’s Global Ratings (“S&P”), Fitch, Inc. (“Fitch”), or Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, determined by the Adviser or a sub-adviser to be of comparable quality. The below investment grade securities in which the Portfolio invests are generally rated at least CC by S&P or Fitch or at least Ca by Moody’s or, if unrated, determined by the Adviser or a sub-adviser to be of comparable quality. The Portfolio may continue to hold securities that are downgraded below these ratings (or that default) subsequent to purchase. The Portfolio does not normally invest in securities that are in default or have defaulted with respect to the payment of interest or repayment of principal, but may do so depending on market or other conditions. The Portfolio may have exposure to securities rated below CC or Ca, or to securities that are in default or have defaulted, through its investments in certain derivatives described below.

The Portfolio may invest, without limitation, in forwards and derivative instruments such as options, futures contracts, structured securities or swap agreements (including total return swaps, credit default swaps and interest rate swaps), and in mortgage- and asset- backed securities, subject to applicable law and any other restrictions described in the Portfolio’s prospectus or Statement of Additional Information. Derivatives may be used for various investment purposes, including to hedge portfolio risk, to gain exposure or to short individual securities, to earn income and enhance return, and to manage duration. The Portfolio’s investments in derivatives may involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss.

The Portfolio may enter into foreign currency exchange transactions to hedge against currency exposure in its portfolio. The Portfolio may enter into forward currency exchange contracts and other currency derivatives, such as swaps, options and futures, to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Portfolio had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges are intended to protect against losses resulting from a decline in the value of the hedged currency, but will cause the Portfolio to assume the risk of fluctuations in the value of the currency it purchases, and may also limit any potential gain that might result should the value of such hedged currency increase.

The Portfolio may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts (such as contracts for derivative instruments) or by using other investment techniques (such as buy backs or dollar rolls). The Portfolio may invest in privately placed and restricted securities, collateralized loan obligations, inflation-indexed bonds, convertible bonds, preferred securities, bank loans, and loan participations and assignments. The Portfolio may also invest in zero coupon and pay-in-kind securities. The Portfolio may engage in active and frequent trading to achieve its investment objective.

Notwithstanding the foregoing, the Portfolio may receive instruments prohibited or not contemplated herein through the conversion, exchange, reorganization, corporate action or bankruptcy of an otherwise permissible investment. The Portfolio may hold or dispose of these investments at the portfolio managers’ discretion.

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are presented first, followed by additional principal risks in alphabetical order.

•

Interest Rate Risk — Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

•

Credit Risk — The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to

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greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

•

Foreign Securities Risk — Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk — Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk — Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

European Economic Risk — The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. The United Kingdom (“UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter that is being negotiated. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Portfolio’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

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Mortgage-Related and Other Asset-Backed Securities Risk — Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Portfolio, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages, and the liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile

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loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Portfolio’s income.

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Non-Investment Grade Securities Risk — Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

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Cash Management Risk — Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure, and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

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Collateralized Loan Obligations Risk — Collateralized loan obligations (“CLOs”) involve many of the risks associated with debt securities including, but not limited to, interest rate risk and credit risk. The risks of an investment in a CLO also depend in part on the quality and type of the collateral and the class or “tranche” of the CLO in which the Portfolio invests. Normally, CLOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Portfolio as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CLOs allowing a CLO potentially to be deemed liquid under the Portfolio’s liquidity policies. CLOs carry risks including, but not limited to: (a) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (b) the risk that the quality of the collateral securities may decline in value or default, particularly during periods of economic downturn; (c) the possibility that the Portfolio may invest in CLOs that are subordinate to other classes; and (d) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs also can be difficult to value, and the use of CLOs may result in losses to the Portfolio.

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Convertible Securities Risk — A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

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Derivatives Risk — The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses.

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Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

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Dollar Roll and Sale-Buyback Transactions — Dollar roll and sale-buyback transactions may increase the Portfolio’s volatility and may be viewed as a form of leverage. There is also a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio.

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Futures Contract Risk — The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

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Government Securities Risk — Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity.

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Hedging Risk — If the Portfolio takes a hedging position (such as long or short positions) in a particular currency, security, or bond market, it will lose money if the currency, security, or bond market appreciates in value, or an expected credit event fails to occur. Any efforts at buying or selling currencies could result in significant losses for the Portfolio.

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Inflation-Indexed Bonds Risk — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. Inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities can be unpredictable and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Portfolio may have no income at all from such investments.

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Investment Grade Securities Risk — Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

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Leveraging Risk — When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

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Liquidity Risk — From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell the Portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

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Loan Risk — Loan interests are subject to liquidity risk, prepayment risk, extension risk, the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The

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extended trade settlement periods could force the Portfolio to liquidate other securities to meet redemptions and may present a risk that the Portfolio may incur losses in order to timely honor redemptions. There is a risk that the value of any collateral securing a loan in which the Portfolio has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Portfolio’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Loans may not be considered “securities,” and purchasers, such as the Portfolio, therefore may not have the benefit of the anti-fraud protections of the federal securities laws. To the extent that the Portfolio invests in loan participations and assignments, it is subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

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Market Risk — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

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Multiple Sub-Adviser Risk — To a significant extent, the Portfolio’s performance will depend on the success of the Adviser in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may not work together as planned, which could adversely affect the Portfolio’s performance. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Adviser seeks to allocate the Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

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Newly Restructured Portfolio Risk — The Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Portfolio will grow to or maintain an economically viable size, which could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

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Portfolio Management Risk — The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

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Portfolio Turnover Risk — High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

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Preferred Stock Risk — Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

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Prepayment Risk and Extension Risk — Prepayment risk is the risk that the issuer of a security held by the Portfolio may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Portfolio may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

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Privately Placed and Other Restricted Securities Risk — Restricted securities, which include privately placed securities, are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale.

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Difficulty in selling securities may result in a loss or be costly to the Portfolio. The risk that securities may not be sold for the price at which the Portfolio is carrying them is greater with respect to restricted securities than it is with respect to registered securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing the Portfolio’s net asset value.

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Redemption Risk — The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

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Sector Risk — From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

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Variable and Floating Rate Securities Risk — The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by such securities do not move as expected. Conversely, variable and floating rate securities will not generally rise in value if market interest rates decline. Certain types of floating rate securities may be subject to greater liquidity risk than other debt securities.

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When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Portfolio buys will decline in value prior to its delivery. This risk is in addition to the risk that the Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Portfolio’s overall investment exposure. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Portfolio may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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Zero Coupon and Pay-in-Kind Securities Risk — A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

Effective May 1, 2020, the Portfolio was restructured from a fund-of-funds to a fund that invests directly in securities and other instruments and is actively managed by multiple sub-advisers. If the Portfolio had historically been managed using its current investment strategies and policies, the performance of the Portfolio may have been different. In connection with the Portfolio’s restructuring, the Portfolio’s benchmark index against which the Portfolio measured its performance, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, was replaced with the Bloomberg Barclays U.S. Aggregate Bond Index. The Adviser believes the Bloomberg Barclays U.S. Aggregate Bond Index is more relevant to the Portfolio’s investment strategies.

From April 18, 2014 through April 30, 2020, the Portfolio was managed by FMG LLC as a fund-of-funds under the name “CharterSM Multi-Sector Bond Portfolio” and pursued its investment objective through investments in underlying proprietary and unaffiliated mutual funds and exchange-traded funds, which incurred their own operating costs and expenses, including management fees payable to their investment advisers. The Portfolio’s performance as a fund-of-funds reflected the impact of these operating costs and expenses. Prior to April 18, 2014, the Portfolio invested directly in securities and other instruments, had different investment policies and strategies, was managed by multiple sub-advisers and, under normal circumstances, approximately 50% of the Portfolio’s net assets were actively managed and approximately 50% of the Portfolio’s net assets were managed to track the performance (before fees and expenses) of a particular index.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

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Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)

2.98% (2019 1st Quarter)	–1.98% (2013 2nd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/Core Plus Bond Portfolio — Class A Shares	6.79%	2.17%	2.95%
EQ/Core Plus Bond Portfolio — Class B Shares	7.10%	2.17%	2.93%
EQ/Core Plus Bond Portfolio — Class K Shares (Inception Date: August 26, 2011)	7.04%	2.42%	2.48%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	8.72%	3.05%	3.75%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	6.80%	2.57%	3.05%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Advisers are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	February 2010

Sub-Adviser: AXA Investment Managers, Inc. (“AXA IM” or a “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for AXA IM’s portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Carl Whitbeck, CFA®	Global Head of High Yield and U.S. Active Fixed Income at AXA IM	May 2020
Robert Houle, CFA®	U.S. High Yield Portfolio Manager/Analyst at AXA IM	May 2020

Sub-Adviser: Brandywine Global Investment Management, LLC (“Brandywine Global” or a “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for Brandywine Global’s portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Anujeet Sareen, CFA®	Portfolio Manager of Brandywine Global	May 2020
Brian Kloss	Portfolio Manager of Brandywine Global	May 2020
Tracy Chen, CFA®	Portfolio Manager of Brandywine Global	May 2020

Sub-Adviser: Loomis, Sayles & Company, L.P. (“Loomis Sayles” or a “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for Loomis Sayles’ portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Kurt L. Wagner*, CFA®	Portfolio Manager of Loomis Sayles	May 2020
Christopher T. Harms	Portfolio Manager of Loomis Sayles	May 2020
Clifton V. Rowe, CFA®	Portfolio Manager of Loomis Sayles	May 2020
Daniel Conklin, CFA®	Associate Portfolio Manager of Loomis Sayles	May 2020
*	Effective June 30, 2020, Kurt L. Wagner will no longer serve as a portfolio manager of the Portfolio.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

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PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”), or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (normally any day on which the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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Management Fees

The Portfolio pays a fee to the Adviser for management services. The table below shows the annual rate of the management fee (as a percentage of the Portfolio’s average daily net assets) that the Adviser received in 2019 for managing the Portfolio and the rate of the management fee waived by the Adviser in 2019 in accordance with the provisions of the Expense Limitation Agreement, as defined below, between the Adviser and the Trust with respect to the Portfolio.

Portfolio	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
		Class A	Class B	Class K
EQ/Core Plus Bond Portfolio	0.15%	0.06%	0.06%	0.06%

The following table shows the contractual rate of the management fee (as a percentage of the Portfolio’s average daily net assets) payable by the Portfolio effective May 1, 2020:

Portfolio	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter

EQ/Core Plus Bond Portfolio	0.600%	0.580%	0.560%	0.540%	0.530%

The Sub-Advisers are paid by the Adviser. Changes to the sub-advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by the Adviser, without shareholder approval. However, any amendment to the investment advisory agreement between FMG LLC and the Trust that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to the Portfolio will be submitted to shareholders for approval.

A discussion of the basis for the decision by the Board to approve the investment advisory and sub-advisory agreements with respect to the Portfolio is available in the Trust’s Annual Report to Shareholders for the period ended December 31, 2019.

Administrative Fees

FMG LLC also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and assistance with the administration of the Trust’s proxy voting policies and procedures and anti-money laundering program. For these administrative services, in addition to the management fee, the Portfolio pays FMG LLC its proportionate share of the Trust’s asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Portfolio are aggregated with the assets of all the other portfolios of the Trust and with the assets of multiple portfolios of EQ Advisors Trust (together, the “Aggregated Portfolios”), all of which are also managed by FMG LLC and are offered in other prospectuses. The asset-based administration fee is equal to an annual rate of 0.140% of the first $60 billion of the aggregate average daily net assets of the Aggregated Portfolios; 0.110% on the next $20 billion; 0.0875% on the next $20 billion; and 0.0800% thereafter.

Expense Limitation Agreement

In the interest of limiting through April 30, 2021 (unless the Board consents to an earlier revision or termination of this arrangement) the expenses of the Portfolio, the Adviser has entered into an expense limitation agreement with the Trust with respect to the Portfolio (“Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, the Adviser has agreed to make payments or waive its management, administrative and other fees so that the annual operating expenses, including acquired fund fees and expenses, of the Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed the following annualized rates:

Portfolio	Class A	Class B	Class K
EQ/Core Plus Bond Portfolio	0.95%	0.95%	0.70%

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The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments or waivers made, the Portfolio will be charged such lower expenses. Payments or waivers will increase returns and yield, and reimbursement of payments or waivers will decrease returns and yield.

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More about Investment Strategies

Changes in Investment Objective and Investment Strategies

As described in this Prospectus, the Portfolio has its own investment objective, policies and strategies. The Portfolio seeks to achieve high total return through a combination of current income and capital appreciation. There is no assurance that the Portfolio will achieve its investment objective. The investment objective of the Portfolio may be changed without prior notice or shareholder approval. All investment policies and strategies that are not specifically designated as fundamental also may be changed without prior notice or shareholder approval. In addition, to the extent the Portfolio is undergoing a transition (such as a rebalancing, merger, reorganization, conversion or experiencing large inflows or outflows) or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategies.

80% Policy

The Portfolio has a policy that it will invest at least 80% of its net assets, plus borrowings for investment purposes, in a particular type of investment connoted by its name, as described in the section of the Prospectus entitled “Investments, Risks, and Performance”. The policy is subject to change only upon at least sixty (60) days’ prior notice to shareholders of the Portfolio. To the extent the Portfolio invests in securities of other investment companies or investment vehicles (such as exchange-traded funds), it takes into consideration the investment policies of such investment companies and investment vehicles at the time of investment in determining compliance with its 80% policy.

Active Management Strategies

With respect to the Portfolio, which utilizes active management strategies, a Sub-Adviser has complete discretion to select portfolio securities for its portion of the Portfolio’s assets, subject to the Portfolio’s investment objectives, restrictions and policies and other parameters that may be developed from time to time by the Adviser. In selecting investments, the Sub-Advisers use their proprietary investment strategies, which are summarized above in the section “Investments, Risks and Performance” for the Portfolio. The following is an additional general description of certain common types of active management strategies that may be used by the Sub-Advisers to the Portfolio.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. A Sub-Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such a Sub-Adviser also generally prefers companies with a competitive advantage such as unique management, marketing or research and development.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. A Sub-Adviser using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Core investing is an investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

Fundamental analysis generally involves the analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Additional Information About the Investment Strategies

The following provides additional information regarding the principal investment strategies of the Portfolio as discussed in “Investments, Risks, and Performance — Principal Investment Strategies of the Portfolio” and provides information regarding additional investment strategies that the Portfolio may employ. The Portfolio also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the Portfolio’s Statement of Additional Information (“SAI”).

Bank Loans.  The Portfolio may invest in bank loans. A bank loan represents an interest in a loan or other direct indebtedness that entitles the acquirer of such interest to payments of interest, principal and/or other amounts due under the structure of the loan. The Portfolio may acquire a bank loan through a participation interest, which gives the Portfolio the right to receive payments of principal, interest and/or other amounts only from the lender selling the participation interest and only when the lender receives the payments from the borrower, or through an assignment in which the Portfolio succeeds to the rights of the assigning lender and becomes a lender under the loan agreement. Bank loans are typically borrowers’ senior debt obligations and, as such, are considered to hold a senior position in the borrower’s capital structure. The senior capital structure position generally gives the holders of bank loans a priority claim on some or all of the borrower’s assets in the event of a default. In many situations, the assets or cash flow of the borrowing

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corporation, partnership or other business entity may serve as collateral for the bank loan. Bank loans may be issued in connection with acquisitions, refinancings and recapitalizations.

Cash and Short-Term Investments.  The Portfolio may hold cash or invest in short-term paper and other short-term investments as deemed appropriate by the Adviser. Short-term paper generally includes any note, draft bill of exchange or banker’s acceptance payable on demand or having a maturity at the time of issuance that does not exceed nine months or any renewal thereof payable on demand or having a maturity that is likewise limited.

The Portfolio also may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Adviser. To the extent the Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies by the 1940 Act.

Generally, these securities offer less potential for gains than other types of securities.

Convertible Securities.  The Portfolio may invest in convertible securities, including both convertible debt and convertible preferred stock. A convertible security is generally a bond, preferred stock or other security that may be converted within a specified period of time and at a pre-stated price or formula into the common stock of the same or a different issuer. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its senior debt obligations. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities; (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

Currency.  The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. A forward foreign currency exchange contract (“forward contract”) is a type of derivative that involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement and no commissions are charged at any stage for trades. Foreign currency transactions may be used to protect the Portfolio’s foreign securities from adverse currency movements relative to the U.S. dollar, as well as to gain exposure to currencies and markets expected to increase or decrease in value relative to other currencies or securities. The value of these foreign currency transactions depends on, and will vary based on fluctuations in, the value of the underlying currency relative to the U.S. dollar.

If a particular currency is expected to decrease in value relative to another currency, the Portfolio may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold. The Portfolio’s cross hedging transactions may involve currencies in which the Portfolio’s holdings are denominated. However, the Portfolio is not required to own securities in the particular currency being purchased or sold.

Derivatives.  The Portfolio may use “derivative” instruments to hedge its portfolio against market, economic, currency, issuer and other risks, to gain or manage exposure to the markets, sectors and securities in which the Portfolio may invest and to other economic factors that affect the Portfolio’s performance (such as interest rate movements), to increase total return or income, to reduce transaction costs, to manage cash, and for other portfolio management purposes. In general terms, a derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Certain derivative securities may have the effect of creating financial leverage by multiplying a change in the value of the asset underlying the derivative to produce a greater change in the value of the derivative security. This creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility in the net asset value of the shares of the Portfolio). Futures and options contracts (including futures and options on individual securities and equity and bond market indexes and options on futures contracts), swaps (including interest rate swaps, total return swaps, currency swaps, credit default swaps and contracts for difference) and forward contracts, and structured securities, including forward currency contracts, are examples of derivatives in which the Portfolio may invest. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments or other liquid assets, which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

Exchange-Traded Funds (“ETFs”).  The Portfolio may invest in ETFs. ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, an ETF seeks to track a securities index or a basket of

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securities that an “index provider” (such as Standard & Poor’s, Dow Jones, Russell or Morgan Stanley Capital International) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based ETF generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, an index-based ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it tracks. ETFs also may be actively managed. By investing in a Portfolio that invests in ETFs, you will indirectly bear fees and expenses charged by the ETFs in which the Portfolio invests in addition to the Portfolio’s direct fees and expenses.

Generally, the Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Portfolio and its affiliated persons (i) would hold more than 3% of such other investment company’s total outstanding shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, many ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Portfolio may rely on these exemptive orders in investing in ETFs.

Fixed Income Securities.  The Portfolio may invest in short- and long-term fixed income securities in pursuing its investment objective and for other portfolio management purposes, such as to manage cash. Fixed income securities are debt securities such as bonds, notes, debentures and commercial paper. Domestic and foreign governments, banks and companies raise cash by issuing or selling debt securities to investors. Most debt securities pay fixed or adjustable rates of interest at regular intervals until they mature, at which point investors receive their principal back.

Foreign Securities.  The Portfolio may invest in foreign securities, including securities of companies in emerging markets. Generally, foreign securities are issued by companies organized outside the U.S. or by foreign governments or international organizations, are traded primarily in markets outside the U.S., and are denominated in a foreign currency. Foreign securities may include securities of issuers in developing countries or emerging markets, which generally involve greater risk because the economic structures of these countries and markets are less developed and their political systems are less stable. In addition, foreign securities may include depositary receipts of foreign companies. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. Depositary receipts also may be convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

Futures.  The Portfolio may purchase or sell futures contracts on individual securities or securities indexes. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Futures contracts in which the Portfolio will invest are highly standardized contracts that typically trade on futures exchanges.

There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio’s access to other assets held to cover its futures positions could also be impaired.

The use of futures contracts and similar instruments may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the futures contract upon entering into the contract. Instead, the Portfolio, upon entering into a futures contract (and to maintain its open position in a futures contract), is required to post collateral for the contract, known as “initial margin” and “variation margin,” the amount of which may vary but which generally equals a relatively small percentage (e.g., less than 5%) of the value of the contract being traded.

Illiquid Investments.  The Portfolio may invest up to 15% of its net assets in illiquid investments. Illiquid investment means any investment the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

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Inflation-Indexed Bonds.  The Portfolio may invest in inflation indexed bonds. Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure for Treasury inflation indexed bonds. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation indexed bonds. Any increase in the principal amount of an inflation indexed bond is taxable as ordinary income in the taxable year of the increase to an investing Portfolio, which generally must distribute the amount of that income for federal income tax purposes, even though it does not receive the principal until maturity.

Because market convention for bonds is to use nominal yields to measure duration, duration for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor. The resulting nominal duration typically can range from 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the relevant index (e.g., the Bloomberg Barclays World Government Inflation-Linked Index (hedged)) will be calculated using the same conversion factors.

Insured Bank Obligations.  The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Portfolio may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, the Portfolio will treat such obligations as subject to the limit for illiquid investments for the Portfolio unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Inverse Floaters.  The Portfolio may invest in inverse floaters. Inverse floaters are securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as London Inter-Bank Offered Rate or an alternative reference rate. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity.

Investment Grade Securities.  The Portfolio may invest in investment grade debt securities. Investment grade securities are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable Sub-Adviser to be of comparable quality. Securities with lower investment grade ratings, while normally exhibiting adequate protection parameters, may possess certain speculative characteristics as well. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Loan Participations and Assignments.  The Portfolio may invest in loan participations and assignments. These investments are typically secured or unsecured fixed or floating rate loans arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions, and may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

Mortgage- and Asset-Backed Securities.  The Portfolio may invest in mortgage- and asset-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal

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and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Non-Investment Grade Securities.  The Portfolio may invest in below investment grade debt securities. Securities rated below investment grade (i.e., BB or lower by S&P or Fitch, Inc. (“Fitch”), Ba or lower by Moody’s or determined by the applicable Sub-Adviser to be of comparable quality) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment grade debt securities, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio’s net asset value.

Options.  The Portfolio may write and purchase put and call options, including exchange-traded or over-the-counter put and call options on securities indices and put and call options on ETFs tracking certain securities indices, for hedging and non-hedging purposes and for the purpose of achieving its objective. In general, options give the purchaser the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. A securities index option and an ETF option are option contracts whose values are based on the value of a securities index at some future point in time. A securities index fluctuates with changes in the market values of the securities included in the index. The effectiveness of purchasing or writing securities index options will depend upon the extent to which price movements in the Portfolio’s investment portfolio correlate with price movements of the securities index. By writing (selling) a call option, the Portfolio forgoes, in exchange for the premium less the commission, the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing (selling) a put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the index below the exercise price.

Portfolio Turnover.  The Portfolio does not restrict the frequency of trading to limit expenses. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Preferred Stocks.  The Portfolio may invest in preferred stock. Although preferred stocks represent a partial ownership interest in a company, preferred stocks generally do not carry voting rights and have economic characteristics similar to fixed-income securities. Preferred stocks generally are issued with a fixed par value and pay dividends based on a percentage of that par value at a fixed or variable rate. Preferred stocks often have a liquidation value that generally equals the original purchase price of the preferred stock at the date of issuance.

Securities of Other Investment Companies.  The Portfolio may invest in the securities of other investment companies, including ETFs, to the extent permitted by applicable law. Generally, the Portfolio’s investments in other investment companies are subject to statutory limitations in the 1940 Act, which prohibit the acquisition of shares of other investment companies in excess of certain limits. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which the Portfolio may rely to invest in other investment companies in excess of these limits, subject to certain conditions. In addition, many ETFs have obtained exemptive relief from the Securities and Exchange Commission (“SEC”) to permit unaffiliated funds (such as the Portfolio) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Portfolio may rely on these exemptive orders in investing in ETFs. A portfolio that invests in other investment companies indirectly bears the fees and expenses of those investment companies.

Short Sales.  The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by the Portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Portfolio will make a profit by purchasing the security in the open market at a price lower than the price at which it sold the security. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because the Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Swaps.  The Portfolio may engage in swap transactions. Swap contracts are derivatives in the form of a contract or other similar instrument that is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified security or index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, total return on equity securities, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices).

Temporary Defensive Investments.  For temporary defensive purposes in response to adverse market, economic, political or other conditions, the Portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent the Portfolio is invested in these instruments, the Portfolio will not be pursuing its principal investment strategies and may not achieve its investment objective.

U.S. Government Securities.  The Portfolio may invest in U.S. government securities, which include direct obligations of the U.S.

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Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments.  The Portfolio may purchase or sell securities that it is entitled to receive on a when issued basis. The Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment (including on a “TBA” (to be announced) basis). These transactions involve the purchase or sale of securities by the Portfolio at an established price with payment and delivery taking place in the future. The Portfolio enters into these transactions to obtain what is considered an advantageous price to the Portfolio at the time of entering into the transaction.

Zero Coupon and Pay-in-Kind Securities.  Zero coupon securities are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. Convertible securities, corporate debt securities, mortgage- and asset-backed securities, U.S. government securities, foreign securities and other types of debt instruments may be structured as zero coupon or pay-in-kind securities.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of the Portfolio’s shares may be affected by the Portfolio’s investment objective, principal investment strategies and particular risk factors. Some of the risks of investing in the Portfolio are discussed below, including the principal risks of the Portfolio as discussed in “Investments, Risks, and Performance — The Principal Risks of Investing in the Portfolio.” However, other factors may also affect the Portfolio’s investment results. There is no assurance that the Portfolio will achieve its investment objective or that it will not lose value.

Principal Investment Risks:  As indicated in “Investments, Risks, and Performance — The Principal Risks of Investing in the Portfolio,” the Portfolio is subject to the following principal risks. The risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect the Portfolio’s performance.

Cash Management Risk:  Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure, and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations, and costs, such as any fees imposed for large cash balances.

Collateralized Loan Obligations Risk:  Collateralized loan obligations (“CLOs”) involve many of the risks associated with debt securities including, but not limited to, interest rate risk and credit risk. The risks of an investment in a CLO also depend in part on the quality and type of the collateral and the class or “tranche” of the CLO in which a Portfolio invests. Normally, CLOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Portfolio as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CLOs allowing a CLO potentially to be deemed liquid under the Portfolio’s liquidity policies. CLOs carry risks including, but not limited to: (a) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (b) the risk that the quality of the collateral securities may decline in value or default, particularly during periods of economic downturn; (c) the possibility that the Portfolio may invest in CLOs that are subordinate to other classes; and (d) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs also can be difficult to value, and the use of CLOs may result in losses to the Portfolio.

Convertible Securities Risk:  A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the

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underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by the Portfolio in convertible debt securities may not be subject to any ratings restrictions, but the Portfolio’s investment manager will consider ratings, and any changes to ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. To the extent the Portfolio invests in convertible securities issued by small- or mid-cap companies, it also will be subject to the risks of investing in these companies. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies. Convertible securities are normally “junior” securities, which means an issuer usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Portfolio could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stock holders but after holders of any senior debt obligations of the company. To the extent the Portfolio invests in securities that may be considered “enhanced” convertible securities, some or all of these risks may be more pronounced.

Credit Risk:  The Portfolio is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Higher credit ratings correspond to lower perceived credit risk, and lower credit ratings correspond to higher perceived credit risk. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events, and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Credit ratings also may be influenced by conflicts of interest. Credit ratings represent a rating agency’s opinion regarding the quality of a security and are not a guaranty of quality. Credit ratings do not protect against a decline in the value of a security. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly. When a fixed income security is not rated, an investment manager may have to assess the risk of the security itself. In addition, legislation and regulations to reform rating agencies could adversely impact the Portfolio’s investments or investment process.

Derivatives Risk:  A derivative instrument is generally an investment contract the value of which depends upon (or is derived from), in whole or in part, the value of an underlying asset, reference rate, index or event (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Examples of derivative instruments include, among others, futures contracts, options contracts, options on futures contracts, forward contracts, and swaps. Particular derivative instruments that the Portfolio may use are described under “Investments, Risks, and Performance — Principal Investment Strategies of the Portfolio” in this Prospectus. The following provides a more general discussion of important risk factors (e.g., management risk, leveraging risk, liquidity risk, market and interest rate risk, counterparty and credit risk, and other risks) relating to all derivative instruments that the Portfolio may use. A discussion of additional risks associated with particular derivative instruments follows the general discussion, and particular derivative instruments are discussed in more detail under “Additional Investment Strategies and Risks” in the Statement of Additional Information.

Management Risk:  Derivative products are highly specialized instruments. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. The use of a derivative requires an understanding not only of the underlying asset, reference rate, index or event, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Leveraging Risk:  Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain, and the Portfolio could lose more than the amount it invested. The Portfolio may experience leveraging risk in connection with

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investments in derivatives because its investments in derivatives may be small relative to the investment exposure assumed, leaving more assets to be invested in other investments. Such investments may have the effect of leveraging the Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of the Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that a rise in the value of the Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, the Portfolio may experience losses. In a market where the value of the Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses. Some derivatives can have the potential for unlimited losses.

Liquidity Risk:  It may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives, and the resulting inability of the Portfolio to sell or otherwise close out a derivatives position, could expose the Portfolio to losses and could make such derivatives more difficult for the Portfolio to value accurately. When the Portfolio uses derivatives, it likely will be required to provide margin or collateral and/or segregate cash or other liquid assets. Assets segregated to cover these transactions may decline in value, may become illiquid, and are not available to meet redemptions. The need to segregate assets also could limit the Portfolio’s ability to pursue other opportunities as they arise.

Market and Interest Rate Risk:  Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. The successful use of derivatives will usually depend on the Adviser’s or a Sub-Adviser’s ability to accurately forecast movements in the market relating to the underlying asset, reference rate, index or event. If the Adviser or a Sub-Adviser does not predict correctly the direction of asset prices, interest rates and other economic factors, the Portfolio’s derivatives positions could lose value. Derivatives may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. While some derivatives strategies can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other Portfolio investments.

Counterparty and Credit Risk:  The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. To the extent the Portfolio has significant exposure to a single counterparty or small group of counterparties, this risk will be particularly pronounced. In addition, derivatives traded over-the-counter that are uncleared do not benefit from the protections provided by exchanges and central counterparties (derivatives clearing organizations and clearing corporations) in the event that a counterparty is unable or unwilling to fulfill its contractual obligation. Such uncleared over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives that are cleared by a central counterparty.

Other Risks:  Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Changes in the value of a derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index. When a derivative is used as a hedge against a position that the Portfolio holds, any loss generated by the derivative should generally be offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that the Portfolio’s hedging transactions will be effective. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Portfolio will engage in derivative transactions to reduce exposure to other risks when that might be beneficial or that, if used, such strategies will be successful. Derivatives also may involve fees, commissions, or other costs that may reduce the Portfolio’s gains or exacerbate its losses from the derivatives.

The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Portfolio realizes from its investments. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. The federal income tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service.

Legislative and regulatory developments may limit the availability of certain derivatives, may make the use of derivatives by the Portfolio more costly, and may otherwise adversely impact the performance and value of derivatives. Such developments may also impact the Portfolio’s ability to invest, or remain invested, in certain derivatives and subject the Portfolio to additional recordkeeping and reporting requirements. For example, future regulations may require the Portfolio to comply with specific exposure or position limitations and may impose additional requirements on the assets used to cover the Portfolio’s derivatives transactions. The Adviser or a Sub-Adviser may also make trading decisions for other portfolios and clients that may restrict the amount of trading it may engage in on behalf of the Portfolio. Legislation or regulation may also change the way in which the Portfolio itself is regulated. There can be no assurance

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that any new governmental regulation will not adversely affect the Portfolio’s ability to achieve its investment objective.

A discussion of additional risks associated with particular derivative instruments follows:

Futures Contract Risk:  There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio’s access to other assets held to cover its futures positions could also be impaired.

Options Contract Risk:  By writing put options, the Portfolio takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Portfolio writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Portfolio is not able to close out its written put options, it may result in substantial losses to the Portfolio. By writing a call option, the Portfolio may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Portfolio must purchase the underlying instrument to meet its call obligations and the necessary instrument may be unavailable for purchase. When the Portfolio writes a covered call option, it gives up the opportunity to profit from a price increase in the underlying instrument above the strike price. If a covered call option that the Portfolio has written is exercised, the Portfolio will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Portfolio purchased the instrument and the strike price of the option. The Portfolio will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options. In the case of a covered call, the premium received may be offset by a decline in the market value of the underlying instrument during the option period. If an option that the Portfolio has purchased is never exercised or closed out, the Portfolio will lose the amount of the premium it paid and the use of those funds.

Forward Contract Risk:  There are no limits on daily price fluctuations of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (i.e., the difference between the price at which the counterparty is prepared to buy and the price at which it is prepared to sell).

Swaps Risk:  Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Portfolio is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. As a seller of a credit default swap, the Portfolio effectively adds economic leverage because, in addition to its total net assets, the Portfolio is subject to investment exposure on the entire notional amount of the contract. See “Leveraging Risk” above. Additionally, holding a position in a credit default swap could result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for certain swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

Dollar Roll and Sale-Buyback Transactions:  Dollar roll and sale-buyback transactions may increase the Portfolio’s volatility and may be viewed as a form of leverage. There is also a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio.

Foreign Securities Risk:  Investments in foreign securities, including depositary receipts, involve risks not associated with, or more prevalent than those that may be associated with, investments in U.S. securities. The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years. The Portfolio could also underperform if it invests in countries or regions whose economic performance falls short. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist

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trade policies (including those of the U.S.), governmental instability, war or other political or economic actions or factors, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. The costs of buying and selling foreign securities, including taxes, brokerage and custody costs, generally are higher than the costs of buying and selling domestic securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk:  Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk:  Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America, and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets, and investments in these countries and/or markets are more susceptible to loss than investments in developed countries and/or markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures or intervene in the financial markets. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Therefore, the Portfolio may be limited in its ability to make direct or additional investments in an emerging market country or could lose the entire value of its investment in the affected market. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures, which could result in ownership registration being completely lost. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, and higher custodial costs. The Portfolio may not know the identity of trading counterparties, which may increase the possibility of the Portfolio not receiving payment or delivery of securities in a transaction. Emerging market countries also may be subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. Investments in frontier markets may be subject to greater levels of these risks than investments in more developed and traditional emerging markets.

European Economic Risk:  The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country and their economic partners. The economies of EU member countries and their trading partners may be adversely affected by changes in the exchange rate of the euro (the common currency of the EU), changes in EU or governmental regulations on trade and other areas, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe may adversely affect the euro’s exchange rate and value and may continue to impact the economies of every European country and their economic partners. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact markets in the United States and around the world. Withdrawals from the EU (or the possibility of such withdrawals or the dissolution of the EU) could cause additional and significant market

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disruption globally and introduce new legal and regulatory uncertainties.

The United Kingdom (“UK”) left the EU on January 31, 2020, commonly referred to as “Brexit”. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter that is being negotiated. During a transition period that will extend to December 2020, and that can be extended for an additional period, the UK will have access to the EU single market and be subject to EU regulation. The UK has one of the largest economies in Europe and is a major trading partner with the other EU countries and the United States. Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy, price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues, which could adversely affect the value of the Portfolio’s investments.

Regulatory Risk:  Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for the Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Settlement Risk:  Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Portfolio to carry out transactions. If the Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Trade Suspensions Risk:  Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Portfolio holds material positions in such suspended securities or instruments, the Portfolio’s ability to liquidate its positions may be compromised and the Portfolio could incur significant losses.

Government Securities Risk:  Securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae)) and government sponsored enterprises (“GSEs”) (such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac)), are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and repayment of principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent the payment of interest or repayment of principal. This would result in losses to the Portfolio. Securities issued or guaranteed by GSEs are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, GSEs may not have the funds to meet their payment obligations in the future. Further, any government guarantees on U.S. government securities that the Portfolio owns extend only to the timely payment of interest and repayment of principal on the securities themselves and do not extend to the market value of the securities or to shares of the Portfolio.

Hedging Risk:  If the Portfolio takes a hedging position (such as long or short positions) in a particular currency, security, or bond market, it will lose money if the currency, security, or bond market appreciates in value, or an expected credit event fails to occur. Any efforts at buying or selling currencies could result in significant losses for the Portfolio. Further, foreign currency transactions that are intended to hedge the currency risk associated with investing in foreign securities and protect against the risk of loss that would result from a decline in the value of the hedged currency may also limit any potential gain that might result should the value of such currency increase.

Inflation-Indexed Bonds Risk:  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced

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by the expected impact of inflation. In general, inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise and rise in value when real interest rates decline. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities can be unpredictable and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Portfolio may have no income at all from such investments.

Interest Rate Risk:  Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. Changes in government monetary policy, including changes in federal tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. However, there can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, or that any such policy will have the desired effect on interest rates. Short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount.

A significant or rapid rise in interest rates could result in losses to the Portfolio. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent the Portfolio is exposed to such interest rates.

Investment Grade Securities Risk:  Debt securities generally are rated by national bond ratings agencies. The Portfolio considers securities to be investment grade if they are rated BBB or higher by S&P or Fitch, or Baa or higher by Moody’s, or, if unrated, determined by the investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Leveraging Risk:  When the Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, or have embedded leverage, relatively small market fluctuations can result in large changes in the value of such investments. In addition, the costs that the Portfolio pays to engage in these practices are additional costs borne by the Portfolio and could reduce or eliminate any net investment profits. Unless the profits from engaging in these practices exceed the costs of engaging in these practices, the use of leverage will diminish the investment performance of the Portfolio compared with what it would have been had the Portfolio not used leverage. There can be no assurance that the Portfolio’s use of any leverage will be successful. When the Portfolio utilizes certain of these practices, it must comply with certain asset segregation requirements, which at times may require the Portfolio to dispose of some of its holdings at an unfavorable time or price. The need to segregate assets also could limit the Portfolio’s ability to pursue its objectives or other opportunities as they arise.

Liquidity Risk:  From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested due to a variety of circumstances, including but not limited to deterioration in the financial condition of an issuer or issuers in a particular industry or market segment, periods of economic and market stress, changes in investor perceptions regarding an issuer or industry, periods of market volatility that trigger market circuit breakers that halt trading in securities or close markets entirely, planned market closures, shortened trading hours, extended market holidays, and other reasons. In such a market, the value of such investments and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Judgment plays a greater role in valuing illiquid investments than investments with more active markets, and there is a greater risk that the investments may not be sold for the price at which the Portfolio is carrying them. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. In addition, the trading market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. Market participants attempting to sell the same or a

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similar investment at the same time as the Portfolio could decrease the liquidity of such an investment, especially during periods of market stress. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Rule 22e-4 under the Investment Company Act mandates certain liquidity risk management practices for open-end funds (excluding money market funds), including the Portfolio. Among other things, the rule requires open-end funds, including the Portfolio, to establish, and the Portfolio has established, a liquidity risk management program to assess, manage, and periodically review the Portfolio’s liquidity risk, based on certain factors specified in the rule. The program is intended to reduce liquidity risk, but it may not work as intended. Analyses, judgments and decisions made in connection with administering the program may be incorrect or otherwise may not produce the desired results. In addition, changes in market conditions, which may occur rapidly and unpredictably, may adversely affect the administration of the program. Changes related to the rule may increase the Portfolio’s expenses, may negatively affect the Portfolio’s yield and return potential, and may not reduce the Portfolio’s liquidity risk.

Additional legislative or regulatory actions to address perceived liquidity or other issues in markets generally, or in particular markets such as the fixed income securities markets, may alter or impair the Portfolio’s ability to pursue its investment objectives or utilize certain investment strategies and techniques.

Loan Risk:  Loan interests are subject to liquidity risk, prepayment risk, extension risk, the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force the Portfolio to liquidate other securities to meet redemptions and may present a risk that the Portfolio may incur losses in order to timely honor redemptions.

The Portfolio’s investments in loans are subject to the risk that the Portfolio will not receive payment of interest, principal and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Fully secured loans offer the Portfolio more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of a secured loan’s collateral would satisfy the borrower’s obligation or that the collateral could be readily liquidated. In addition, the Portfolio’s access to collateral may be limited by bankruptcy or other insolvency laws. In the event of a default, the Portfolio may not recover its principal, may experience a substantial delay in recovering its investment and may not receive interest during the delay. Unsecured loans are subject to a greater risk of default than secured loans, especially during periods of deteriorating economic conditions. Unsecured loans also have a greater risk of nonpayment in the event of a default than secured loans since there is no recourse for the lender to collateral. Loans in which the Portfolio may invest may be made to finance highly leveraged corporate transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan interests may be unrated, and the Portfolio’s Sub-Adviser may be required to rely exclusively on its own analysis of the borrower in determining whether to acquire, or to continue to hold, a loan. Loans may not be considered “securities,” and purchasers, such as the Portfolio, therefore may not have the benefit of the anti-fraud protections of the federal securities laws.

Loan agreements, which set forth the terms of a loan and the obligations of the borrower and lender, contain certain covenants that mandate or prohibit certain borrower actions, including financial covenants (or “maintenance covenants”) that dictate certain minimum and maximum financial performance levels. Certain types of loans contain fewer maintenance covenants than traditional loans (or no maintenance covenants at all) and may not include terms that permit the lender to monitor the financial performance of the borrower and declare an event of default if certain criteria are breached. This may hinder the Portfolio’s ability to reprice credit risk associated with the borrower and reduce the Portfolio’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Portfolio’s exposure to losses on these types of loans may be increased, especially during a downturn in the credit cycle.

The Portfolio may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Portfolio normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. The Portfolio may also purchase a participation in a loan interest that is held by another party. When the Portfolio’s loan interest is a participation, the Portfolio may have less control over the exercise of remedies than the party selling the participation interest, and the Portfolio normally would not have any direct rights against the borrower. It is possible that the Portfolio could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.

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Market Risk:  The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. The value of a security may decline due to factors that are specifically related to a particular company, as well as general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions, changes in the general outlook for corporate earnings, inflation, changes in interest rates or currency rates, lack of liquidity in the markets, or adverse investor sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole. The value of a security may also decline due to factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry.

Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Changes in value may be temporary or may last for extended periods. The Portfolio may experience a substantial or complete loss on any individual security. Even when securities markets perform well, there is no assurance that the investments held by the Portfolio will increase in value along with the broader market. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the prices of other securities rise or remain unchanged.

The increasing interconnectedness of markets around the world may result in many markets being affected by events in a single country or events affecting a single or small number of issuers. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Furthermore, scientific consensus indicates that elevated concentration of greenhouse gas emissions in the atmosphere is contributing to climate change. Impacts from climate change may include significant risks to global financial assets and economic growth. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Portfolio investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.

In addition, markets and market participants are increasingly reliant on both publicly available and proprietary information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Mortgage-Related and Other Asset-Backed Securities Risk:  Investments in mortgage-related and other asset-backed securities are subject to credit risk, liquidity risk, the risk of default, interest rate risk, and prepayment and extension risk, sometimes to a greater extent than various other types of fixed income investments. Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities may decrease the value of such securities, which could result in losses to the Portfolio, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, even when there is no default or threat of default, instability in the markets for mortgage-related and other asset-backed securities may reduce (at times, significantly) the liquidity of such securities. As a result, the value of such securities may decrease and the Portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-related and other asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

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If the Portfolio purchases mortgage-related or other asset-backed securities that are “subordinated” to other interests in the same pool, the Portfolio, as a holder of those securities, may receive payments only after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with regard to the borrowers’ credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard loan. As a result, the loans in the pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by loans underwritten in a more traditional manner. In addition, changes in the values of the assets underlying the loans (if any), as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages, and the liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time.

Payment of interest and repayment of principal, the schedule for which varies based on the terms of the loan, may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by various forms of insurance or guarantees, including letters of credit, surety bonds, or other credit or liquidity enhancements. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may lock in a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates. Unscheduled prepayments also would limit the potential for capital appreciation on these securities and may make them less effective than other fixed income securities as a means of “locking in” long-term interest rates, thereby reducing the Portfolio’s income. Prepayment rates are difficult to predict, and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility.

Privately issued mortgage-related and other asset-backed securities may be subject to heightened liquidity risk. During periods of market stress or high redemptions, the Portfolio may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately issued mortgaged-related and other asset-backed securities can become illiquid during periods of market stress. Privately issued mortgage-related securities are not subject to the same underwriting standards for the underlying mortgages that are applicable to those mortgage-related securities that have U.S. government or government-sponsored enterprise (“GSE”) guarantees. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk, liquidity risk, or other underwriting characteristics than U.S. government or GSE mortgage-related securities.

Mortgage-backed securities issued in the form of collateralized mortgage obligations (“CMOs”) are collateralized by mortgage loans or mortgage pass-through securities. In periods of supply and demand imbalances in the market for CMOs or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs and other mortgage-backed securities may be structured similarly to collateralized debt obligations (“CDOs”) and may be subject to similar risks.

Multiple Sub-Adviser Risk:  The Adviser may allocate the Portfolio’s assets among multiple Sub-Advisers, each of which is responsible for investing its allocated portion of the Portfolio’s assets. To a significant extent, the Portfolio’s performance will depend on the success of the Adviser in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may not work together as planned, which could adversely affect the Portfolio’s performance. In addition, because each Sub-Adviser manages its allocated portion of the Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Portfolio’s holdings. Similarly, under some market conditions, one Sub-Adviser

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may believe that temporary, defensive investments in short-term instruments or cash are appropriate for its allocated portion of the Portfolio when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Adviser seeks to allocate the Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

Newly Restructured Portfolio Risk:  The Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Portfolio will grow to or maintain an economically viable size, which could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Non-Investment Grade Securities Risk:  Bonds rated below BBB by S&P or Fitch or below Baa by Moody’s or, if unrated, determined by the investment manager to be of comparable quality, are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the reliance on credit ratings may present additional risks. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. If the issuer of a security is in default with respect to interest or principal payments, the Portfolio may lose its entire investment. The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Because of the risks involved in investing in below investment grade securities, an investment in a Portfolio that invests substantially in such securities should be considered speculative.

Portfolio Management Risk:  The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies, some of which are created or maintained by an investment manager or its affiliates and some of which are created or maintained by third parties. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. Imperfections, errors or limitations may go undetected, possibly for quite some time, which could adversely affect decision making for the Portfolio, as well as the Portfolio’s operations or performance. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Portfolio Turnover Risk:  High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return. A Portfolio that adopts new investment objectives or policies or portfolio management strategies and/or undergoes a reorganization with another Portfolio may experience substantially increased portfolio turnover due to the differences between the Portfolio’s previous and current investment objectives and policies and portfolio management strategies.

Preferred Stock Risk:  Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities. Preferred stock also may be less liquid than common stock. To the extent that the Portfolio invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Portfolio’s investments to decline.

Prepayment Risk and Extension Risk:  Prepayment risk is the risk that the issuer of a security held by the Portfolio may pay off principal more quickly than originally anticipated, and the Portfolio

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may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Falling interest rates generally result in quicker payoffs as borrowers are motivated to pay off debt and refinance at new lower rates. Extension risk is the risk that the issuer of a security held by the Portfolio may pay off principal more slowly than originally anticipated. Rising interest rates generally result in slower payoffs, which effectively increase the duration of certain debt securities and heighten interest rate risk. Additionally, the Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

Privately Placed and Other Restricted Securities Risk:  Restricted securities, which include privately placed securities, are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Difficulty in selling securities may result in a loss or be costly to the Portfolio. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent restricted securities held by the Portfolio qualify under Rule 144A and an institutional market develops for those securities, the Portfolio likely will be able to dispose of the securities without registering them. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Portfolio’s illiquidity. The Adviser or Sub-Adviser may determine that certain securities qualified for trading under Rule 144A are liquid. Where registration of a security is required, the Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time the Portfolio desires to sell (and therefore decides to seek registration of) the security, and the time the Portfolio may be permitted to sell the security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it desired to sell. The risk that securities may not be sold for the price at which the Portfolio is carrying them is greater with respect to restricted securities than it is with respect to registered securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing the Portfolio’s net asset value.

Redemption Risk:  The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Redemption risk also is greater to the extent that one or more investors control a large percentage of investments in the Portfolio, have short investment horizons, or have unpredictable cash flow needs. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Sector Risk:  From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect that sector, industry, or sub-sector. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Portfolio’s performance could also be affected if the sector, industry, or sub-sector does not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Variable and Floating Rate Securities Risk:  The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by such securities do not move as expected. Conversely, variable and floating rate securities will not generally rise in value if market interest rates decline. Certain types of floating rate securities, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

Certain variable and floating rate securities have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR or an alternative reference rate. Such a floor protects the Portfolio from losses resulting from a decrease in the reference rate below the specified

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level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the security, and the Portfolio may not benefit from increasing interest rates for a significant period of time. Rates on certain variable rate securities typically reset only periodically. As a result, changes in prevailing interest rates, particularly sudden and significant changes, can cause some fluctuations in the Portfolio’s value to the extent that it invests in variable rate securities.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk:  When-issued and delayed delivery securities and forward commitments involve the risk that the security the Portfolio buys will decline in value prior to its delivery. This risk is in addition to the risk that the Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Portfolio’s overall investment exposure. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Portfolio may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Zero Coupon and Pay-in-Kind Securities Risk:  A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

General Investment Risks:  The Portfolio is subject to the following general risks. The risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect the Portfolio’s performance.

Asset Class Risk:  The Portfolio is subject to the risk that the returns from the asset classes, or types of securities, in which it invests will underperform the general securities markets or different asset classes. Different asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets.

Cybersecurity and Operational Risk:  The Portfolio and its service providers, and your ability to transact with the Portfolio, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Portfolio or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial adverse impact on the Portfolio and its shareholders.

The occurrence of any of these problems could result in a loss of information, the inability to process Portfolio transactions or calculate the Portfolio’s net asset value, violations of applicable privacy and other laws, regulatory scrutiny, penalties, fines, reputational damage, additional compliance costs or other consequences, any of which could have a material adverse effect on the Portfolio or its shareholders. The Adviser, through its monitoring and oversight of Portfolio service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. However, it is not possible for the Adviser or Portfolio service providers to identify all of the cybersecurity or other operational risks that may affect the Portfolio or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Portfolio invests are heavily dependent on computers for data storage and operations and require ready access to the internet to conduct their businesses. Thus, cybersecurity incidents could also affect issuers of securities in which the Portfolio invests, leading to significant loss of value. The Portfolio may incur substantial costs to prevent or address cybersecurity incidents in the future.

Insurance Fund Risk:  The Portfolio is available through Contracts offered by insurance company affiliates of the Adviser, and the Portfolio may be used to fund all or a portion of certain benefits and guarantees available under the Contracts. To the extent the assets in the Portfolio are insufficient to fund those benefits and guarantees, the Adviser’s insurance company affiliates might otherwise be obligated to fulfill them out of their own resources. The Adviser is subject to conflicts of interest in connection with providing advice to, or developing strategies and modeling tools used to manage, the Portfolio. The performance of the Portfolio may impact the obligations and financial exposure of the Adviser’s insurance company affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option, and the ability of an insurance company affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Adviser’s investment decisions and the design of the Portfolio may be influenced by these factors. For example, the Portfolio or modeling tools and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company affiliates that provide the benefits and guarantees and offer the Portfolio as investment options in their products, and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The financial benefits

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to the Adviser’s insurance company affiliates may be material. The performance of the Portfolio also may adversely impact the value of Contracts that offer the Portfolio as an investment option and could suppress the value of the benefits and guarantees offered under a Contract. Please refer to your Contract prospectus for more information about any benefits and guarantees offered under the Contract. Consistent with its fiduciary duties, the Adviser seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Issuer-Specific Risk:  The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. Certain unanticipated events, such as litigation or natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Large Shareholder Risk:  A significant percentage of the Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, the Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution and other transactions by affiliates of the Adviser. These inflows and outflows may be frequent and could negatively affect the Portfolio’s net asset value and performance, and could cause the Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for the Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect the Portfolio’s ability to meet shareholder redemption requests or could limit the Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Adviser or its affiliates also may be subject to conflicts of interest in selecting shares of the Portfolio for redemption and in deciding whether and when to redeem such shares. In addition, these inflows and outflows could increase the Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause the Portfolio’s actual expenses to increase, or could result in the Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Portfolio’s expense ratio.

Recent Market Conditions Risk:  An outbreak of respiratory disease caused by a novel coronavirus (COVID-19) was first detected in China in late 2019 and subsequently spread globally. As of the date of this Prospectus, the impact of the outbreak has been rapidly evolving, and cases of the virus have continued to be identified in most developed and emerging countries throughout the world. The transmission of COVID-19 and efforts to contain its spread have resulted in significant disruptions to business operations, supply chains and customer activity, widespread business closures and layoffs, international, national and local border closings, extended quarantines and stay-at-home orders, event cancellations, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, as well as general concern and uncertainty that has negatively affected the global economy. These circumstances are evolving, and further developments could result in additional disruptions and uncertainty. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of the COVID-19 pandemic may last for an extended period of time and could result in a substantial economic downturn or recession.

Health crises caused by pandemics, such as the COVID-19 outbreak, may exacerbate other pre-existing political, social, economic, and financial risks. The impact of the coronavirus outbreak, and other epidemics and pandemics that may arise in the future, could result in a general decline in the global economy, and negatively affect the performance of individual countries, industries, or sectors in significant and unforeseen ways. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular companies, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. All of these risks may have a material adverse effect on the performance and financial condition of the securities in which the Portfolio invests, and on the overall performance of the Portfolio.

The U.S. federal government and certain foreign central banks have taken a variety of unprecedented actions to stimulate the economy and calm the financial markets. For example, in March 2020, the U.S. government adopted the largest economic stimulus package in recent history, estimated at $2 trillion, which is aimed at supporting American workers and businesses adversely affected by economic upheaval stemming from the COVID-19 pandemic. The law provides for loans and other disbursements to a wide swath of the economy, including direct payments to Americans and loans to large and small companies, as well as expanding unemployment insurance. The ultimate effect of these efforts is not yet known, and they may not be successful.

In the future, the U.S. federal government or other governments may take actions that could affect the overall economy as well as the securities in which the Portfolio invests, the markets in which they trade, or the issuers of such securities, in ways that are unforeseen. Governmental and quasi-governmental authorities and regulators

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throughout the world, such as the U.S. Federal Reserve (the “Fed”), have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. Certain of those policy changes have been or are being implemented or considered in response to the COVID-19 pandemic. The Fed has spent hundreds of billions of dollars to keep credit flowing through short-term money markets since mid-September 2019 when a shortage of liquidity caused a spike in overnight borrowing rates, and again in 2020 with large stimulus initiatives intended to respond to economic stresses stemming from the COVID-19 pandemic. The Fed has signaled that it plans to maintain its interventions at an elevated level. Changes in government policies or central banks could negatively affect the value and liquidity of the Portfolio’s investments and cause it to lose money, and there can be no assurance that the initiatives undertaken by governments and central banks will be successful.

The COVID-19 outbreak, and future pandemics, could also impair the information technology and other operational systems upon which the Adviser or a sub-adviser relies, and could otherwise disrupt the ability of the Portfolio’s service providers to perform essential tasks. Such impacts could impair the Portfolio’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Portfolio’s service providers, and negatively impact the Portfolio’s performance. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately value its investments.

Markets generally and the energy sector specifically have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of the coronavirus and by price competition among key oil producing countries.

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. The rise in protectionist trade policies, and changes to some major international trade agreements and the potential for changes to others, could affect the economies of many countries in ways that cannot necessarily be foreseen at the present time. Political and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Financial markets in the United States and China have been sensitive to the outlook for resolving ongoing U.S.-China trade disputes.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the United States and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate change or other significant policy initiatives, whether brought about by U.S. policy makers or by dislocations in world markets. Extremely low or negative interest rates may become more prevalent. To the extent the Portfolio has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Portfolio would generate a negative return on that investment. Similarly, negative rates on investments by a fund that is a money market fund would make it difficult, if not impossible, for the fund to maintain a stable $1 net asset value per share without financial support from the fund’s sponsor or other persons. There is no assurance that such support would be provided, which could lead to losses on investments in the fund, including on investments by a Portfolio that uses the fund as an investment option for the Portfolio’s uninvested cash. While negative yields may reduce the demand, liquidity and valuation of fixed income investments, investors may be willing to continue to purchase such investments for a number of reasons, including, but not limited to, price insensitivity, arbitrage opportunities across fixed income markets or rules-based investment strategies. If negative interest rates become more prevalent, investors may over time seek to reallocate assets to other income-producing assets or equity investments that pay a dividend, which may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives.

Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The United States is also said to be considering significant new investments in infrastructure, national defense and other spending priorities which, coupled with lower federal tax rates, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.

The implementation and the resulting impact of the United Kingdom’s January 31, 2020 departure from the European Union (the “EU”), commonly referred to as “Brexit,” remain uncertain. The effect on the economies of the United Kingdom and the EU will likely depend on the nature of trade relations between the United Kingdom and the EU and other major economies following Brexit, which are subject to negotiation. During a transition period that will extend to December 2020, and that can be extended for an

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additional period, the United Kingdom will have access to the EU single market and be subject to EU regulation. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies.

In addition, global climate change may have an adverse effect on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a storm-driven increase in flooding could cause coastal properties to lose value or become unmarketable altogether. Large wildfires driven by high winds and prolonged drought may devastate entire communities and may be very costly to any business found to be responsible for the fire or conducting operations in affected areas. These losses could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these effects might unfold. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may never recover their value.

Regulatory Risk:  The Portfolio is subject to a variety of laws and regulations that govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (“SEC”) and is also subject to regulations imposed by other governmental regulatory authorities and self-regulatory organizations. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. These laws and regulations are subject to change. A change in laws or regulations may materially impact the Portfolio, a security, business, sector or market. For example, a change in laws or regulations made by the government or a regulatory body may impact the ability of the Portfolio to achieve its investment objective, may impact the Portfolio’s investment policies or strategies, or may reduce the attractiveness of an investment. The Portfolio also may incur additional costs to comply with any new requirements as well as to monitor for compliance with any new requirements going forward. The Portfolio also may be adversely affected by changes in the interpretation or enforcement of existing laws or regulations.

Risk Management:  The Adviser and Sub-Advisers undertake certain analyses with the intention of identifying particular types of risks and reducing the Portfolio’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate the Portfolio’s exposure to such events; at best, it can only reduce the possibility that the Portfolio will be affected by adverse events, and especially those risks that are not intrinsic to the Portfolio’s investment program. While the prospectus describes material risk factors associated with the Portfolio’s investment program, there is no assurance that as a particular situation unfolds in the markets, the Adviser or Sub-Advisers will identify all of the risks that might affect the Portfolio, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Portfolio’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Sub-Adviser Selection Risk:  The Portfolio is subject to the risk that the Adviser’s process for selecting or replacing a Sub-Adviser and its decision to select or replace a Sub-Adviser does not produce the intended results.

In addition, the Adviser is subject to certain conflicts of interest in connection with recommending the appointment and continued service of Sub-Advisers. The Adviser will benefit not only from the net management fee the Adviser retains, but also from the advisory fees paid by the Adviser to an Affiliated Sub-Adviser, if any. Since the Adviser pays fees to the Sub-Advisers from the management fees that it earns from the Portfolio, any increase or decrease in the advisory fees negotiated with proposed or current Sub-Advisers will result in a corresponding decrease or increase, respectively, in the amount of the management fee retained by the Adviser. The Adviser or its affiliates also may have distribution relationships with certain Sub-Advisers or their affiliates under which the Sub-Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its affiliates (including those in which the Portfolio serves as investment options), which could financially benefit the Adviser and its affiliates or provide an incentive to the Adviser in selecting one Sub-Adviser over another. In addition, the Adviser’s and/or its affiliates’ other existing or potential business relationships, including with Sub-Advisers and/or their affiliates, or other financial or personal relationships, could influence the Adviser’s selection and retention or termination of Sub-Advisers. When recommending the appointment or continued service of a Sub-Adviser, consistent with its fiduciary duties, the Adviser relies primarily on the qualitative and quantitative factors described in detail in the Prospectus.

Valuation Risk:  The price at which the Portfolio sells any particular investment may differ from the Portfolio’s valuation of the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require the Portfolio to value these investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. An investment’s valuation may differ depending on the method used for determining value. Investors who purchase or redeem Portfolio shares on days when the Portfolio is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if

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the Portfolio had not held fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain futures and fixed income securities, and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded but before the Portfolio determines its net asset value. The Portfolio’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Additional Information about Risks:  Additional information that may be associated with the Portfolio’s principal risks but that may not be principal to the Portfolio’s investment strategies follows. The risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect the Portfolio’s performance.

Banking Industry Sector Risk:  To the extent the Portfolio invests in the banking industry, it is exposed to the risks generally associated with such industry, including interest rate risk, credit risk and the risk that regulatory developments relating to the banking industry may affect its investment. The value of the Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Counterparty Risk:  The Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance or non-performance by, another party to a transaction.

Exchange-Traded Funds (“ETFs”) Risk:  The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary. The Portfolio does not control the investments of the ETFs, which may have different investment objectives and may engage in investment strategies that the Portfolio would not engage in directly. The ETFs may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an ETF at a time and price that is unfavorable to the Portfolio.

In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that such an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance not to match the performance of its index. An ETF’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the ETF could result in a greater decline in net asset value than would be the case if the ETF held all of the securities in the index. To the extent the assets in the ETF are smaller, these risks will be greater. No ETF fully replicates its index, and an ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the ETF manager may not produce the intended results.

Moreover, there is the risk that an ETF may value certain securities at a price higher than the price at which it can sell them. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETFs could be substantially and adversely affected. In addition, because ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Inverse Floaters Risk:  Inverse floaters are securities with a floating or variable rate of interest (i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals). Inverse floaters have interest rates that tend to move in the opposite direction as the specified market rates or indices and may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate, while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floater collateralized mortgage obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an

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inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. Inverse floaters typically involve leverage, which can magnify the Portfolio’s losses; accordingly, the holder of an inverse floater could lose more than its principal investment.

LIBOR Risk:  Trillions of dollars’ worth of financial products and contracts around the world, including some of the Portfolio’s investments, utilize the London Interbank Offered Rate (or “LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is produced daily by averaging the rates reported by a number of banks. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio, or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. Current plans call for LIBOR to be phased out by the end of 2021. Financial industry groups have begun planning for a transition to the use of a different reference or benchmark rate, but there are obstacles to converting certain securities and transactions to a new reference or benchmark rate. The transition process, or a failure of the industry to transition properly, might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates, a reduction in the values of some LIBOR-based investments, and reduced effectiveness of certain hedging strategies, which may adversely affect the Portfolio’s performance or net asset value. While some LIBOR-based instruments may contemplate a scenario where LIBOR becomes unreliable or is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. In addition, the alternative reference or benchmark rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Portfolio. Any pricing adjustments to the Portfolio’s investments resulting from an alternative reference or benchmark rate may also adversely affect the Fund’s performance and/or net asset value.

Municipal Securities Risk:  Municipal securities risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities.

Repurchase Agreements Risk:  Repurchase agreements carry certain risks, including risks that are not associated with direct investments in securities. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Portfolio would look to the collateral underlying the seller’s repurchase agreement, including the securities or other obligations subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Portfolio. The Portfolio’s right to liquidate the securities or other obligations subject to the repurchase agreement in the event of a default by the seller could involve certain costs and delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price (e.g., due to transactions costs or a decline in the value of the collateral), the Portfolio could suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred.

Risks of Investing in Other Investment Companies:  A Portfolio that invests in other investment companies will indirectly bear fees and expenses paid by those investment companies, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset values of the other investment companies in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the other investment companies invest, and the ability of the Portfolio to meet its investment objective will depend, to a significant degree, on the ability of the other investment companies to meet their objectives. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular investment company will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the investment company, which will vary. The Portfolio does not control the investments of the other investment companies, which may have different investment objectives and may engage in investment strategies that the Portfolio would not engage in directly. The other investment companies may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the investment company at a time and price that is unfavorable to the Portfolio.

Short Position Risk:  The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains. Short sales involve greater reliance on an investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, which creates

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MORE INFORMATION ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

special risks. The Portfolio’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Portfolio’s overall potential for loss more than it would be without the use of leverage. Market factors may prevent the Portfolio from closing out a short position at the most desirable time or at a favorable price. In addition, a lender of securities may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice. If this happens, the Portfolio may have to buy the securities sold short at an unfavorable price, which will potentially reduce or eliminate any gain or cause a loss to the Portfolio. When the Portfolio is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Portfolio may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit the Portfolio’s ability to pursue other opportunities as they arise.

Sovereign Debt Securities Risk:  Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt for a variety of reasons including, for example, cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. In addition, there are generally no bankruptcy proceedings similar to those in the U.S. by which defaulted sovereign debt obligations may be collected and there may be few or no effective legal remedies for collecting on such debt. Sovereign debt risk is increased for emerging market issuers. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulties in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

Structured Securities Risk:  Because structured securities of the type in which the Portfolio may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Portfolio may invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Portfolio’s investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

Tax Risk:  The Portfolio is subject to the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes and commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

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MANAGEMENT OF THE TRUST

This section gives you more information on the Trust, the Adviser, and the Sub-Advisers for the Portfolio.

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Trust’s Board is responsible for the overall management of the Trust and the Portfolio. The Trust issues shares of beneficial interest that are currently divided among eighteen (18) distinct mutual funds, each with its own investment strategy and risk/reward profile. This prospectus describes the Class A, Class B and Class K shares of the EQ/Core Plus Bond Portfolio of the Trust. The Portfolio has its own investment objective, investment strategies and risks, which have been previously described in this Prospectus.

The Portfolio’s Board of Trustees oversees generally the operations of the Portfolio. The Trust enters into contractual arrangements with various parties, including among others, the Adviser, Sub-Advisers, custodian, and accountants, who provide services to the Portfolio. Shareholders are not parties to any such contractual arrangements and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the Portfolio that you should consider in determining whether to purchase Portfolio shares. Neither this Prospectus nor the Statement of Additional Information is intended, or should be read, to be or create an agreement or contract between the Trust or the Portfolio and any shareholder, or to create any right in any shareholder or other person other than any rights under federal or state law that may not be waived.

The Adviser

AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”), 1290 Avenue of the Americas, New York, New York 10104, manages the Portfolio. FMG LLC is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. FMG LLC also is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended; however, FMG LLC currently claims an exclusion (under CFTC Rule 4.5) from registration as a CPO with respect to the Portfolio. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect Portfolio returns. FMG LLC is a wholly owned subsidiary of AXA Equitable Life Insurance Company (“AXA Equitable”). AXA Equitable is a wholly owned subsidiary of Equitable Holdings, Inc. (“Equitable Holdings”), which is a publicly-owned company. FMG LLC serves as the investment manager to mutual funds and other pooled investment vehicles and, as of December 31, 2019, had approximately $116.5 billion in assets under management. The Trust is part of a family of mutual funds advised by FMG LLC which also includes EQ Advisors Trust and 1290 Funds.

The Adviser provides or oversees the provision of all investment advisory, portfolio management and administrative services to the Portfolio. The Adviser has supervisory responsibility for the management and investment of the Portfolio’s assets and develops the investment objectives and investment policies for the Portfolio. The Adviser also has full discretion to make all determinations with respect to the investment of the Portfolio’s assets that are not then managed by a Sub-Adviser. As further discussed below, the Adviser’s management responsibilities include the selection and monitoring of Sub-Advisers.

The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

The Adviser selects Sub-Advisers to manage the Portfolio’s assets by utilizing a due diligence process covering a number of key factors which include, but are not limited to, the Sub-Adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other Sub-Advisers, if any, retained for other allocated portions of the Portfolio.

The Adviser plays an active role in monitoring the Portfolio and each Sub-Adviser, as applicable, and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Adviser also monitors each Sub-Adviser’s portfolio management team to determine whether its investment activities remain consistent with the Portfolio’s investment style and objectives.

Beyond performance analysis, the Adviser monitors significant changes that may impact a Sub-Adviser’s overall business. The Adviser monitors continuity in each Sub-Adviser’s operations and changes in investment personnel and senior management. The Adviser performs due diligence reviews with each Sub-Adviser no less frequently than annually.

The Adviser obtains detailed, comprehensive information concerning Portfolio (or portion thereof) and Sub-Adviser performance and Portfolio (or portion thereof) operations that is used to supervise and monitor the Sub-Advisers and the Portfolio (or portion thereof) operations. The Adviser has a team responsible for conducting ongoing investment reviews with each Sub-Adviser and for developing the criteria by which Portfolio (or portion thereof) performance is measured.

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MANAGEMENT OF THE TRUST (cont’d)

The Adviser selects Sub-Advisers from a pool of candidates, including its affiliates, to manage the Portfolio (or portion thereof). The Adviser may hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Trust’s Board of Trustees. The Adviser also may allocate the Portfolio’s assets to additional Sub-Advisers subject to the approval of the Trust’s Board of Trustees and has discretion to allocate the Portfolio’s assets among the Portfolio’s current Sub-Advisers. The Adviser recommends Sub-Advisers for the Portfolio to the Trust’s Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Sub-Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Adviser does not expect to recommend frequent changes of Sub-Advisers.

If the Adviser hires, terminates or replaces a Sub-Adviser to the Portfolio or adjusts the asset allocation among Sub-Advisers in the Portfolio, the Portfolio may experience a period of transition during which the securities held in the Portfolio may be repositioned in connection with the change in Sub-Adviser(s). The Portfolio may not pursue its principal investment strategies during such a transition period and may incur increased brokerage commissions and other transaction costs in connection with the change(s). Generally, transitions may be implemented before or after the effective date of the new Sub-Adviser’s appointment as a sub-adviser to the Portfolio, and may be completed in several days to several weeks, depending on the particular circumstances of the transition. In addition, the past performance of the Portfolio is not an indication of future performance. This may be particularly true for the Portfolio, which has undergone changes to its investment strategies and policies and Sub-Adviser changes.

A committee of FMG LLC investment personnel is primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Advisers.

Members of FMG LLC Committee	Business Experience
Kenneth T. Kozlowski, CFP®, ChFC, CLU	Mr. Kozlowski has served as Executive Vice President and Chief Investment Officer of FMG LLC since June 2012 and as Managing Director of AXA Equitable since September 2011. He was Senior Vice President of FMG LLC from May 2011 to June 2012 and a Vice President of AXA Equitable from February 2001 to August 2011. Since 2003 Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC.
Alwi Chan, CFA®	Mr. Chan has served as Senior Vice President and Deputy Chief Investment Officer of FMG LLC since June 2012 and as Lead Director of AXA Equitable since February 2007. He served as Vice President of FMG LLC from May 2011 to June 2012. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable.

Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities in the Portfolio is available in the Trust’s SAI.

The Adviser has received an exemptive order from the SEC to permit it and the Trust’s Board of Trustees to hire, terminate and replace Sub-Advisers and to amend the sub-advisory agreements between the Adviser and the Sub-Advisers without obtaining shareholder approval. Accordingly, the Adviser is able, subject to the approval of the Trust’s Board of Trustees, to hire, terminate and replace Sub-Advisers and to amend sub-advisory agreements without obtaining shareholder approval. If a new Sub-Adviser is retained for the Portfolio, shareholders will receive notice of such action. However, the Adviser may not enter into a sub-advisory agreement with an “affiliated person” of the Adviser (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”) (“Affiliated Sub-Adviser”), such as AllianceBernstein L.P., unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation, is also approved by the Portfolio’s shareholders.

The Sub-Advisers

The Portfolio’s investments are selected by the Sub-Advisers, which act independently of one another. The following describes the Portfolio’s Sub-Advisers and portfolio managers and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage, and their ownership of securities of the Portfolio is available in the SAI. Each Sub-Adviser is subject to the oversight of the Adviser.

AXA Investment Managers, Inc. (“AXA IM”), 100 West Putnam Ave, 4th Floor, Greenwich, Connecticut 06830, serves as Sub-Adviser to the portion of the Portfolio allocated to AXA IM. AXA IM is a wholly-owned subsidiary of AXA Investment Managers, S.A., which is a wholly-owned subsidiary of The AXA Group. As of December 31, 2019, AXA IM had approximately $72.8 billion in assets under management.

Carl Whitbeck, CFA® is the Global Head of High Yield and US Active Fixed Income at AXA IM. Mr. Whitbeck joined AXA IM in 2002 as a US high yield analyst. Since joining AXA IM, he has served in various capacities within the US High Yield team, including research analyst, head of research as well as portfolio manager for US High Yield portfolios and several Global High Yield portfolios.

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MANAGEMENT OF THE TRUST (cont’d)

Robert Houle, CFA® is a U.S. High Yield Portfolio Manager/Analyst at AXA IM. Prior to joining AXA IM in 2005 as a U.S. high yield analyst, Mr. Houle was a trader at Lehman Brothers.

Brandywine Global Investment Management, LLC (“Brandywine Global”), 1735 Market Street, Philadelphia, Pennsylvania 19103, serves as Sub-Adviser to the portion of the Portfolio allocated to Brandywine Global. Brandywine Global acts as adviser or sub-adviser to individuals, public funds, corporations, pension and profit sharing plans, Taft-Hartley Plans, endowments and foundations, as well as to investment company portfolios. As of December 31, 2019, Brandywine Global’s total assets under management were approximately $76.2 billion.

Anujeet Sareen, CFA®, is a portfolio manager for Brandywine Global’s global fixed income and related strategies. Prior to joining Brandywine Global in 2016, Mr. Sareen was employed at Wellington Management since 1994 where he served as a managing director of global fixed income and a global macro strategist, as well as Chair of the Currency Strategy Group.

Brian L. Kloss, JD, CPA, is a portfolio manager and head of high yield for Brandywine Global. Brian joined Brandywine Global in December 2009, bringing with him over 10 years of high yield and distressed debt experience. Previously, Brian was co-portfolio manager at Dreman Value Management, LLC (2007-2009); high yield analyst/trader at Gartmore Global Investments (2002-2007); high yield and equity portfolio manager and general analyst at Penn Capital Management, Ltd. (2000-2002); an analyst with The Concord Advisory Group, Ltd. (1998-2000); and an international tax consultant with Deloitte & Touche LLP (1995-1998). Brian earned his J.D. from Villanova School of Law and graduated summa cum laude with B.S. in Accounting from University of Scranton. He is also a member of the New Jersey and Pennsylvania Bar and is a Pennsylvania Certified Public Accountant.

Tracy Chen, CFA®, CAIA is a portfolio manager and head of Structured Credit for Brandywine Global. Tracy is responsible for conducting credit analysis on mortgage-backed securities (MBS) with special emphasis on collateralized mortgage obligations (CMOs), collateralized loan obligations (CLOs) and other structured products. She also monitors and analyzes the investment merits of global corporate debt issues. She joined the firm in August 2008. Prior to joining Brandywine Global, she was with UBS Investment Bank as director of the fixed income valuation group (2006-2008), GMAC Mortgage Group as a mortgage pricing analyst (2003-2006), Deloitte Consulting as a senior corporate strategy consultant (2001-2003), and J&A Securities Ltd. in Shenzhen, China, as an international corporate finance associate (1995-1999).

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), One Financial Center, Boston, MA 02111, serves as Sub-Adviser to the portion of the Portfolio allocated to Loomis Sayles. Loomis Sayles was founded in 1926 and is one of the oldest investment advisory firms in the United States. Loomis Sayles is a subsidiary of Natixis Investment Managers, LLC (formerly Natixis Investment Managers, L.P.), which is part of Natixis Investment Managers, an international asset management group based in Paris, France. As of December 31, 2019, Loomis Sayles had approximately $297.2 billion in assets under management.

Kurt L. Wagner*, CFA®, CIC, is a Vice President of Loomis Sayles and a portfolio manager for the Loomis Sayles Intermediate Duration Bond and Limited Term Government & Agency funds, in addition to the Natixis Loomis Sayles Short Duration Income ETF. He also co-manages the Loomis Sayles Short Duration, Intermediate Duration, Core and Corporate Bond strategies. Mr. Wagner joined Loomis Sayles in 1994 and has 41 years of investment industry experience.

Christopher T. Harms is a Vice President of Loomis Sayles, portfolio manager for the Loomis Sayles fixed income group and co-head of the relative return team. He co-manages the Loomis Sayles Limited Term Government & Agency and Intermediate Duration Bond funds, in addition to the Natixis Loomis Sayles Short Duration Income ETF. He also co-manages the Loomis Sayles Core, Intermediate Duration and Short Duration strategies. Mr. Harms joined Loomis Sayles in 2010 and has 39 years of investment industry experience.

Clifton V. Rowe, CFA®, is a Vice President of Loomis Sayles and portfolio manager for the Loomis Sayles fixed income group and the mortgage and structured finance group. He co-manages the Loomis Sayles Limited Term Government & Agency and Intermediate Duration Bond funds, in addition to the Natixis Loomis Sayles Short Duration Income ETF. He also co-manages the Loomis Sayles Core, Short Duration, and Intermediate Duration strategies and the Loomis Sayles Securitized Asset Fund. Mr. Rowe joined Loomis Sayles in 1992 and has 27 years of investment industry experience.

Daniel Conklin, CFA® is a Vice President of Loomis Sayles and an associate portfolio manager for the relative return team. He co-manages the Loomis Sayles Intermediate Duration Bond and Limited Term Government & Agency funds, as well as the Natixis Loomis Sayles Short Duration Income ETF. He also co-manages the Loomis Sayles Core Fixed Income, Short Duration Fixed Income and Intermediate Duration Fixed Income strategies. Mr. Conklin joined Loomis Sayles in 2012 and has nine years of investment industry experience.

*	Effective June 30, 2020, Kurt L. Wagner will no longer serve as a portfolio manager of the Portfolio.

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MANAGEMENT OF THE TRUST  (cont’d)

Conflicts of Interest

The Adviser currently serves as the investment adviser and administrator for the Trust and two other investment companies that are registered under the 1940 Act, and as the investment adviser for two private investment trusts that are exempt from such registration. The Adviser and its affiliates (including AXA Equitable, AXA Distributors, LLC, Equitable Holdings, AXA S.A., and AllianceBernstein L.P.) and their respective managers, partners, directors, trustees, officers, and employees (collectively, for purposes of this Conflicts of Interest discussion, “Affiliates”) are insurance and related financial services companies engaged in life insurance, property and casualty insurance and reinsurance activities, as well as asset management, investment banking, securities trading, brokerage, real estate and other financial services activities, providing a broad range of services to a substantial and diverse client base. The broad range of activities, services, and interests of the Adviser and its Affiliates gives rise to actual, potential and/or perceived conflicts of interest, and may introduce certain investment or transactional restrictions, that could disadvantage the Portfolio and its shareholders.

Certain actual and potential conflicts of interest are discussed below and elsewhere in this Prospectus, and a further discussion of conflicts of interest appears in the SAI. Investors should carefully review these discussions. These discussions are not, and are not intended to be, a complete discussion of all of the actual and potential conflicts of interest that may arise. Additional or unanticipated conflicts of interest may arise from time to time in the ordinary course of the Adviser’s and its Affiliates’ various businesses.

The Adviser and the Trust have adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. These practices, policies and procedures include information barriers, codes of ethics, pre-clearance and reporting of securities transactions by certain persons, and the use of independent persons to review certain types of transactions. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures also may limit the Portfolio’s investment activities and affect its performance.

Certain Conflicts Related to Fees and Compensation

The Adviser and certain of its Affiliates provide services including investment management, administration, shareholder servicing, distribution, and transfer agency services to the Portfolio and earn fees from these relationships with the Portfolio. The Adviser and its Affiliates face conflicts of interest when the Portfolio selects affiliated service providers because the Adviser and its Affiliates receive greater compensation when they are used. Although these fees are generally based on asset levels, the fees are not directly contingent on Portfolio performance and the Adviser and its Affiliates would still receive significant compensation from the Portfolio even if shareholders lose money. In addition, the Adviser and certain of its Affiliates manage or advise funds or accounts, including the Portfolio, with different fee rates and/or fee structures. Differences in fee arrangements may create an incentive for the Adviser and/or its Affiliates to favor higher-fee funds or accounts.

Certain Conflicts Related to the Adviser and its Affiliates Acting in Multiple Commercial Capacities

The Adviser and/or one or more Affiliates act or may act in various commercial capacities, including as investment manager, investment adviser, administrator, investor, commodity pool operator, underwriter, distributor, transfer agent, insurance company, investment banker, research provider, market maker, trader, lender, agent or principal, and may have direct and indirect interests in securities, commodities, currencies, derivatives and other instruments in which the Portfolio may invest. Thus, it is likely that the Portfolio will have business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities with which the Adviser and/or an Affiliate has developed or is trying to develop business relationships or in which the Adviser and/or an Affiliate has significant investments or other interests. For example, the Adviser may have an incentive to hire as a Sub-Adviser or other service provider an entity with which the Adviser or one or more Affiliates have, or would like to have, significant or other business dealings or arrangements. In addition, when Affiliates act in various commercial capacities in relation to the Portfolio, the Affiliates may take commercial steps in their own interests, which may have an adverse effect on the Portfolio.

Certain Conflicts Related to the Use of Sub-Advisers

The Adviser is subject to certain conflicts of interest in connection with recommending the appointment and continued service of Sub-Advisers. Since the Adviser pays fees to the Sub-Advisers from the management fees that it earns from the Portfolio, any increase or decrease in the advisory fees negotiated with proposed or current Sub-Advisers will result in a corresponding decrease or increase, respectively, in the amount of the management fee retained by the Adviser. If the Adviser is affiliated with a Sub-Adviser, the Adviser will benefit not only from the net management fee the Adviser retains, but also from the sub-advisory fee paid by the Adviser to the affiliated Sub-Adviser. The Adviser or its Affiliates also may have distribution relationships with certain Sub-Advisers or their affiliates under which the Sub-Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its Affiliates

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MANAGEMENT OF THE TRUST (cont’d)

(including those in which the Portfolio serves as an investment option), which could financially benefit the Adviser and its Affiliates or provide an incentive to the Adviser in selecting one Sub-Adviser over another or a disincentive for the Adviser to recommend the termination of such Sub-Advisers. In addition, the Adviser’s and/or its Affiliates’ other existing or potential business relationships (e.g., distribution, sub-administration, or custody arrangements), including with Sub-Advisers and/or their affiliates, or other financial or personal relationships, could influence the Adviser’s selection and retention or termination of Sub-Advisers.

The Adviser may allocate the Portfolio’s assets among multiple Sub-Advisers. While the Adviser seeks to allocate the Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, if any, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits. The aggregation of assets of multiple Portfolios or other funds or accounts for purposes of calculating breakpoints in advisory fees may create an incentive for the Adviser to select Sub-Advisers where the selection may serve to lower an advisory fee and possibly increase the management fee retained by the Adviser or may provide a disincentive for the Adviser to recommend the termination of a Sub-Adviser from the Portfolio if the termination may cause the advisory fee payable by the Adviser to increase on the Portfolio or other fund or account that aggregates its assets with the Portfolio.

The Adviser is a fiduciary for the shareholders of the Portfolio and must put their interests ahead of its own interests (or the interests of its Affiliates). When recommending the appointment or continued service of a Sub-Adviser, consistent with its fiduciary duties, the Adviser relies primarily on the qualitative and quantitative factors described in detail in this Prospectus.

Furthermore, the range of activities, services, and interests of a Sub-Adviser may give rise to actual, potential and/or perceived conflicts of interest that could disadvantage the Portfolio and the Portfolio’s shareholders. In addition, a Sub-Adviser’s portfolio managers may manage multiple funds and accounts for multiple clients. In addition to the Portfolio, these funds and accounts may include, for example, other mutual funds, separate accounts, collective trusts, and offshore funds. Managing multiple funds and accounts may give rise to actual or potential conflicts of interest, including, for example, conflicts among investment strategies, conflicts in the allocation of limited investment opportunities, and conflicts in the aggregation and allocation of securities trades. In addition, a Sub-Adviser’s portfolio managers may manage or advise funds or accounts with different fee rates and/or fee structures, including performance-based fee arrangements. Differences in fee arrangements may create an incentive for a portfolio manager to favor higher-fee funds or accounts. Each Sub-Adviser has adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. There is no assurance, however, that a Sub-Adviser’s practices, policies and procedures will be effective, and a Sub-Adviser’s practices, policies and procedures also may limit the investment activities of the Portfolio and affect the Portfolio’s performance. Please see the Portfolio’s Statement of Additional Information for a further discussion of Sub-Adviser conflicts of interest.

Certain Conflicts Related to the Adviser’s Insurance Company Affiliates

The Portfolio is available through Contracts offered by insurance company Affiliates of the Adviser. The performance of the Portfolio may impact the obligations and financial exposure of the Adviser’s insurance company Affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option, and the ability of an insurance company Affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Adviser’s investment decisions and the design of the Portfolio may be influenced by these factors. For example, the Portfolio or models and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company Affiliates that provide the benefits and guarantees and offer the Portfolio as an investment option in their products, and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The financial benefits to the Adviser’s insurance company Affiliates may be material.

A significant percentage of the Portfolio’s shares may be owned or controlled by the Adviser and/or its Affiliates or other large shareholders, including primarily insurance company separate accounts and qualified plans. Accordingly, the Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution and other transactions by Affiliates of the Adviser. These inflows and outflows could negatively affect the Portfolio’s net asset value, performance, and ability to meet shareholder redemption requests and could cause the Portfolio to purchase or sell securities at a time when it would not normally do so. In addition, large-scale outflows could result in the Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Portfolio’s expense ratio. The Adviser or its Affiliates may be subject to potential conflicts of interest in selecting shares of Portfolios for redemption and in deciding whether and when to redeem such shares.

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MANAGEMENT OF THE TRUST (cont’d)

The Portfolio or other portfolios for which the Adviser serves as investment adviser may be used as variable insurance trusts for unaffiliated insurance companies’ insurance products. These unaffiliated insurance companies have financial arrangements (which may include revenue sharing arrangements) with the Adviser’s insurance company Affiliates. These financial arrangements could create an incentive for the Adviser, in its selection process, to favor Sub-Advisers that are affiliated with these unaffiliated insurance companies.

Consistent with its fiduciary duties, the Adviser seeks to implement the Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Sales Incentives and Certain Related Conflicts Arising from the Adviser’s and its Affiliates’ Financial and Other Relationships with Financial Intermediaries are described in the sections entitled “Payments to Broker-Dealers and Other Financial Intermediaries” and “Compensation to Financial Intermediaries.”

Legal Proceedings

In November 2010, the Trust and EQ Advisors Trust, and several of their respective portfolios (the “Named Portfolios”) (but not the Portfolio described in this Prospectus), were named as defendants and putative members of the proposed defendant class of shareholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to the Trust and EQ Advisors Trust, and the Named Portfolios (but not the Portfolio described in this Prospectus), as holders of publicly-traded shares of Tribune Company, which were components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

The Committee’s suit (“Committee Suit”) was consolidated with a number of related lawsuits filed by Tribune noteholders (“Noteholders”) and retiree participants in certain Tribune-defined compensation plans (“Retirees”) around the United States into a single multi-district litigation proceeding in the United States District Court for the Southern District of New York (the “U.S. District Court”) (In re: Tribune Company Fraudulent Conveyance Litigation).

The lawsuits do not allege any misconduct by the Trust, EQ Advisors Trust or the Named Portfolios.

On December 19, 2019, the United States Court of Appeals for the Second Circuit (the “Second Circuit”) affirmed the dismissal of the Noteholder and Retiree lawsuits. On January 2, 2020, the Noteholders and Retirees moved for rehearing of the Second Circuit’s December 19, 2019 decision. On January 7, 2020, the Tribune Litigation Trust, successor to the Committee, filed its appeal with the Second Circuit seeking to reverse: (a) the January 2017 dismissal of its intentional fraudulent transfer claim; and (b) the April 2019 denial of its motion for leave to add a constructive fraudulent transfer claim. As of the date of this Prospectus, all matters pending before the U.S. District Court have been concluded and the multi-district litigation proceeding has been closed, subject only to further appellate proceedings at the Second Circuit and beyond.

The Trust cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Named Portfolios, the payment of such judgments or settlements could have an adverse effect on each Named Portfolio’s net asset value. However, no liability for litigation relating to this matter has been accrued in the financial statements of the Named Portfolios, as the Adviser believes a loss is not probable. As a result of business combinations, the Named Portfolios that were formerly part of the Trust were acquired by portfolios of EQ Advisors Trust.

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PORTFOLIO SERVICES

Buying and Selling Shares

All shares are purchased and sold at their net asset value without any sales load. The Portfolio is not designed for market-timers; see the section entitled “Purchase and Redemption Restrictions on Market-Timers and Active Traders” below.

The price at which a purchase or sale is effected is based on the next calculation of net asset value after an order is received and accepted by the Portfolio or its designated agent. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolio typically expects to meet redemption requests by paying out available cash or proceeds from selling portfolio holdings, which may include cash equivalent portfolio holdings. Redemption methods also may include redeeming in kind under appropriate circumstances, such as in connection with transactions involving the substitution of shares of one Portfolio (the replacement portfolio) for shares of another Portfolio (the replaced portfolio) held by insurance company separate accounts to fund Contracts.

Restrictions on Buying and Selling Shares

Purchase and Redemption Restrictions

The Portfolio reserves the right to suspend or change the terms of purchasing shares. The Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday) or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. The Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for the Portfolio to make cash payments as determined in the sole discretion of FMG LLC.

Purchase and Redemption Restrictions on Market-Timers and Active Traders

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolio. Excessive purchases and redemptions of shares of the Portfolio may adversely affect Portfolio performance and the interests of long-term investors by requiring it to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, the Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because the Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, the Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. To the extent the Portfolio invests a significant portion of its assets in foreign securities, the securities of small- and mid-capitalization companies, or high-yield securities, it will tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than a portfolio that does not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds, which could result in pricing inefficiencies.

The Trust’s Board has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Portfolio discourage frequent purchases and redemptions of Portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, the Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion, is disruptive (or potentially disruptive) to the management of the Portfolio.

The Trust’s polices and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders, including Contractholders whose accounts are held through omnibus accounts, uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which FMG LLC and its affiliates, on behalf of the Trust, seek to make in a fair and reasonable manner consistent with the interests of all Contractholders.

44

PORTFOLIO SERVICES (cont’d)

•

The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If FMG LLC, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s Portfolios are disruptive to the Trust’s Portfolios, FMG LLC or an affiliate may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. FMG LLC or an affiliate may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, FMG LLC or an affiliate may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the Portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in the Portfolio. The Trust aggregates inflows and outflows for the Portfolio on a daily basis. When a potentially disruptive transfer into or out of the Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, FMG LLC or an affiliate sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, FMG LLC or an affiliate may take the actions described above to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, FMG LLC or an affiliate currently will restrict the availability of voice, fax and automated transaction services. FMG LLC or an affiliate currently will apply such action for the remaining life of each affected Contract. Because FMG LLC or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of FMG LLC’s or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, FMG LLC, an affiliate thereof or the Trust also may, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of Portfolio shares also apply to retirement plan participants, but do not apply to transfers or purchases and redemptions of shares of Portfolios of the Trust by funds of funds managed by FMG LLC. These transfers, purchases and redemptions are exempt from the above policies and procedures because they are initiated pursuant to asset allocation strategies developed by FMG LLC and its affiliates and, therefore, are not intended to disadvantage the relevant portfolios or their shareholders.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, the Portfolio.

Selling Restrictions

The table below describes restrictions placed on selling shares of the Portfolio described in this Prospectus.

Restriction	Situation
The Portfolio may suspend the right of redemption or postpone payment for more than 7 days:

• When the New York Stock Exchange is closed (other than a weekend/holiday).

• When trading is restricted by the SEC.

• When the SEC declares that an emergency exists.

• Any other period permitted by the SEC.

The Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for the Portfolio to make cash payments as determined in the sole discretion of FMG LLC.

45

PORTFOLIO SERVICES (cont’d)

How Portfolio Shares are Priced

“Net asset value” is the price of one share of the Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of Portfolio shares is determined according to the following schedule:

•

A share’s net asset value is normally determined each day the New York Stock Exchange (“Exchange”) is open for trading as of 4:00 p.m. Eastern Time. In the event of an emergency or other disruption in trading on the Exchange a share’s price would still normally be determined as of 4:00 p.m. Eastern Time.

•

The price you pay or receive for purchasing or redeeming a share will be based upon the net asset value next calculated after your order is received and accepted by the Portfolio or its designated agent.

•

The Portfolio may have net asset value changes on days when shares cannot be purchased or sold because it invests in Underlying Portfolios that may invest heavily in foreign securities, which sometimes trade on days when a Portfolio’s shares are not priced.

Generally, portfolio securities and assets held by the Portfolio are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations. Debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that may materially affect its value. In that case, the security will be valued using the fair value procedures by or under the direction of the Portfolio’s Board at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — for exchange-traded options last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the sales price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last settlement price or, if there is no sale, latest available bid price.

•

Investment company securities — shares of open-end mutual funds (other than ETFs) held by the Portfolio will be valued at the net asset value of the shares of such funds as described in the applicable funds’ prospectuses.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occurring after the close of the relevant market or exchange materially affect their value are valued pursuant to the fair value procedures in good faith by or under the direction of the Trust’s Board of Trustees. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small-capitalization issuers, high yield securities and securities of certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing (a method that takes into consideration the value of other securities with similar characteristics, such as ratings, yield and maturity), discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value of Portfolio shares is determined, may be reflected in the Trust’s calculation of net asset values for the Portfolio when the Trust deems that the particular event or circumstance would materially affect the Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board believes will reflect fair value. As such, fair value

46

PORTFOLIO SERVICES (cont’d)

pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of the Portfolio’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s net asset value by those traders.

Dividends and Other Distributions

The Portfolio generally distributes most or all of its net investment income and net realized gains, if any, annually. Dividends and other distributions by the Portfolio are automatically reinvested at net asset value in shares of the distributing class of the Portfolio.

Tax Consequences

The Portfolio is treated as a separate corporation, and intends to continue to qualify each taxable year to be treated as a regulated investment company (“RIC”), for federal tax purposes. The Portfolio will be so treated if it meets specified federal income tax requirements, including requirements regarding types of investments, diversification, limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate the Portfolio’s disposition of one or more investments when it might not otherwise do so. A RIC that satisfies the federal tax requirements is not taxed at the entity (Portfolio) level to the extent it passes through its net income and net realized gains to its shareholders by making distributions. Although the Trust intends that the Portfolio will be operated to have no federal tax liability, if the Portfolio does have any federal tax liability, that would hurt its investment performance. Also, to the extent that the Portfolio invests in foreign securities or holds foreign currencies, it could be subject to foreign taxes that would reduce its investment performance.

It is important for the Portfolio to maintain its RIC status (and to satisfy certain other requirements), because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a “look-through” rule in determining whether those accounts meet the investment diversification rules applicable to them (which differ from those that apply to RICs). If the Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts indirectly funded through the Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. FMG LLC, in its capacity as the Adviser and as the administrator of the Trust, therefore carefully monitors the Portfolio’s compliance with all of the RIC requirements and separate accounts investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

Additional Information

Portfolio Distribution Arrangements

The Portfolio is distributed by AXA Distributors, LLC, an affiliate of FMG LLC, (the “Distributor”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the Portfolio’s Class A and Class B shares. Under the Distribution Plan, Class A and Class B shares are charged a distribution and/or service (12b-1) fee to compensate the Distributor for promoting, selling and servicing shares of the Portfolio. The distribution and/or service (12b-1) fee may be retained by the Distributor or used to pay financial intermediaries for similar services. The maximum annual distribution and/or service (12b-1) fee for the Portfolio’s Class A and Class B shares is equal to an annual rate of 0.25% of the average daily net assets attributable to Class A and Class B shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time, these fees for Class A and Class B shares will increase the cost of your investment and may cost you more than paying other types of charges.

The Distributor may receive payments from certain Sub-Advisers of the Portfolio or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Portfolio. These sales meetings or seminar sponsorships may provide the Sub-Advisers with increased access to persons involved in the distribution of the Contracts. The Distributor also may receive other marketing support from the Sub-Advisers in connection with the distribution of the Contracts. These payments may provide an incentive to the Adviser in selecting one Sub-Adviser over another or a disincentive for the Adviser to recommend the termination of such Sub-Advisers.

47

PORTFOLIO SERVICES (cont’d)

Compensation to Financial Intermediaries

In addition to the distribution and service fees paid by the Portfolio, the Distributor or the Adviser (or one of their affiliates) may make payments out of its own resources to provide additional compensation to selected affiliated and unaffiliated sponsoring insurance companies (or their affiliates) or other financial intermediaries (collectively, “financial intermediaries”). These payments create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Portfolio or insurance products for which the Portfolio serves as an underlying investment. Such payments, which are sometimes referred to as “revenue sharing,” may be calculated by reference to the gross or net sales by such person, the average net assets of shares held by the customers of such person, the number of accounts of the Portfolio attributable to such person, on the basis of a flat fee or a negotiated lump sum payment for services provided, or otherwise.

The additional payments to such financial intermediaries are negotiated based on a number of factors including, but not limited to, quality of service, reputation in the industry, ability to attract and retain assets, target markets, customer relationships, and relationship with the Distributor or its affiliates. No one factor is determinative of the type or amount of additional compensation to be provided. The amount of these payments, as determined from time to time by the Distributor or the Adviser (or an affiliate) in its sole discretion, may be different for different financial intermediaries. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation. These additional payments are made by the Adviser, the Distributor or their respective affiliates and do not increase the amount paid by you or the Portfolio as shown under the heading “Fees and Expenses of the Portfolio” in the Portfolio summary in this Prospectus.

Payments by the Distributor and/or the Adviser (and their affiliates) to financial intermediaries may include payments for providing recordkeeping services with respect to certain groups of investors in the Portfolio, including Contract owners that allocate contract value indirectly to the Portfolio (collectively referred to as “subaccounting” services, and Contract owners and other investors as “investors”). The subaccounting services typically include: (i) maintenance of master accounts with the Portfolio (e.g., recordkeeping for insurance company separate accounts investing in the Portfolio); (ii) tracking, recording and transmitting net purchase and redemption orders for Portfolio shares; (iii) establishing and maintaining investor accounts and records; (iv) recording investor account balances and changes thereto; (v) distributing redemption proceeds and transmitting net purchase payments and arranging for the wiring of funds; (vi) reconciling purchase and redemption activity and dividend and distribution payments between a master account and the Portfolio; (vii) maintaining and preserving records related to the purchase, redemption and other account activity of investors; (viii) providing statements to investors; (ix) furnishing proxy materials, periodic fund reports, prospectuses and other communications to investors as required; (x) assisting with proxy solicitations on behalf of the Portfolio, including soliciting and compiling voting instructions from Contract owners; (xi) responding to inquiries from investors about the Portfolio and (xii) providing information in order to assist the Portfolio in its compliance with state securities laws.

Such payments also may be made to provide additional compensation to financial intermediaries for various marketing support services, including, without limitation, providing periodic and ongoing education and training and support of financial intermediary personnel regarding the Portfolio and the financial planning needs of investors who purchase through financial intermediaries; adding the Portfolio to the list of underlying investment options in an insurance company’s variable products; disseminating to financial intermediary personnel information and product marketing materials regarding the Portfolio; explaining to financial intermediaries’ clients the features and characteristics of the Portfolio; conducting due diligence regarding the Portfolio; granting access (in some cases on a preferential basis over other competitors) to sales meetings, sales representatives and management representatives of the financial intermediary; and providing business planning assistance, marketing support, advertising and other services. The Distributor and its affiliates may make other payments or allow other promotional incentives to financial intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

The Distributor and its affiliates may make the payments described above in order to promote the sale of Portfolio shares and the retention of those investments by clients of insurance companies, and participants in retirement plans and other qualified investors. To the extent these financial intermediaries sell more shares of the Portfolio or retain shares of the Portfolio in their customers’ accounts, the Adviser, the Distributor and their affiliates may directly or indirectly benefit from the incremental management and other fees paid to the Adviser and the Distributor by the Portfolio with respect to those assets.

The Portfolio’s portfolio transactions are not used as a form of sales-related compensation to financial intermediaries that promote or sell shares of the Portfolio and the promotion or sale of such shares is not considered as a factor in the selection of broker-dealers to execute the Portfolio’s portfolio transactions. The Adviser places the Portfolio’s portfolio transactions with broker-dealer firms based on the firm’s ability to provide the best net results from the transaction to the Portfolio. To the extent that the Adviser determines that a financial intermediary can provide the Portfolio with the best net results, the Adviser may place the Portfolio’s portfolio transactions with the financial intermediary even though it sells or has sold shares of the Portfolio.

You can find further information in the SAI about the payments made by the Distributor, the Adviser, their affiliates and the services provided by your financial intermediary. You can also ask your financial intermediary about any payments it receives from the Distributor, the Adviser, or their affiliates (and any conflicts of interest that such payments may create) and any services your financial intermediary provides, as well as about fees and/or commissions it charges. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this Prospectus. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in this Prospectus and the SAI.

48

DESCRIPTION OF BENCHMARKS

The performance of the Portfolio as shown in the section “Investments, Risks, and Performance” is compared to that of broad-based securities market indexes. The Portfolio’s annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

The Portfolio’s investment performance will change over time with the value of its underlying investments, and recent performance may differ significantly from performance for the time periods shown in this Prospectus.

Broad-based securities market indexes are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities market indexes are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities market index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which the Portfolio is likely to select its holdings.

There is no guarantee that the Portfolio will outperform these or any benchmarks.

Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. dollar denominated investment-grade, fixed-rate, taxable bond market of securities. The index includes bonds from the Treasury, government-related and corporate securities, agency fixed rate and hybrid adjustable mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities.

Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged, market value weighted index which includes Treasuries, government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and investment grade corporate bonds with maturities of one to 10 years.

49

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance for the Portfolio’s Class A, Class B and Class K shares. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio’s operations). The financial information below for the Class A, Class B and Class K shares of the Portfolio has been derived from the financial statements of the Portfolio, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on the Portfolio’s financial statements as of December 31, 2019 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Portfolio’s SAI and available upon request.

EQ/Core Plus Bond Portfolio (formerly CharterSM Multi-Sector Bond Portfolio)

	Class A
	Year Ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of year	$3.71		$3.81		$3.79		$3.76		$3.84

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.08		0.08		0.06		0.07		0.06
Net realized and unrealized gain (loss)	0.17		(0.09)		0.02		0.04		(0.08)

Total from investment operations	0.25		(0.01)		0.08		0.11		(0.02)

Less distributions:
Dividends from net investment income	(0.08)		(0.09)		(0.06)		(0.07)		(0.06)
Return of capital	—		—		—		(0.01)		—

Total dividends and distributions	(0.08)		(0.09)		(0.06)		(0.08)		(0.06)

Net asset value, end of year	$3.88		$3.71		$3.81		$3.79		$3.76

Total return	6.79%		(0.36)%		2.17%		2.89%		(0.48)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$115,255		$116,112		$126,383		$141,039		$152,206
Ratio of expenses to average net assets:
After waivers(f)	0.55	%(j)	0.54	%(j)	0.54	%(j)	0.54	%(j)	0.58	%(j)
Before waivers(f)	0.61%		0.62%		0.61%		0.62%		0.62%
Ratio of net investment income (loss) to average net assets:
After waivers(f)(x)	2.04%		2.16%		1.55%		1.76%		1.43%
Before waivers(f)(x)	1.98%		2.09%		1.48%		1.68%		1.39%
Portfolio turnover rate^	5%		5%		7%		6%		21%

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FINANCIAL HIGHLIGHTS (cont’d)

EQ/Core Plus Bond Portfolio (continued)

	Class B
	Year Ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of year	$3.69		$3.80		$3.78		$3.75		$3.83

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.08		0.08		0.06		0.07		0.06
Net realized and unrealized gain (loss)	0.18		(0.10)		0.02		0.04		(0.08)

Total from investment operations	0.26		(0.02)		0.08		0.11		(0.02)

Less distributions:
Dividends from net investment income	(0.08)		(0.09)		(0.06)		(0.07)		(0.06)
Return of capital	—		—		—		(0.01)		—

Total dividends and distributions	(0.08)		(0.09)		(0.06)		(0.08)		(0.06)

Net asset value, end of year	$3.87		$3.69		$3.80		$3.78		$3.75

Total return	7.10%		(0.63)%		2.18%		2.89%		(0.49)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$48,006		$46,800		$49,500		$50,504		$51,286
Ratio of expenses to average net assets:
After waivers(f)	0.55	%(j)	0.54	%(j)	0.54	%(j)	0.54	%(j)	0.58	%(j)
Before waivers(f)	0.61%		0.62%		0.61%		0.62%		0.62%
Ratio of net investment income (loss) to average net assets:
After waivers(f)(x)	2.10%		2.19%		1.58%		1.82%		1.47%
Before waivers(f)(x)	2.03%		2.12%		1.50%		1.75%		1.42%
Portfolio turnover rate^	5%		5%		7%		6%		21%

	Class K
	Year Ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of year	$3.72		$3.82		$3.80		$3.77		$3.85

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.09		0.09		0.07		0.08		0.06
Net realized and unrealized gain (loss)	0.17		(0.09)		0.02		0.04		(0.07)

Total from investment operations	0.26		—	#	0.09		0.12		(0.01)

Less distributions:
Dividends from net investment income	(0.09)		(0.10)		(0.07)		(0.08)		(0.07)
Return of capital	—		—		—		(0.01)		—

Total dividends and distributions	(0.09)		(0.10)		(0.07)		(0.09)		(0.07)

Net asset value, end of year	$3.89		$3.72		$3.82		$3.80		$3.77

Total return	7.04%		(0.12)%		2.42%		3.15%		(0.23)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$13,436		$14,649		$16,428		$16,024		$15,595
Ratio of expenses to average net assets:
After waivers(f)	0.30	%(j)	0.29	%(j)	0.29	%(j)	0.29	%(j)	0.33	%(j)
Before waivers(f)	0.36%		0.37%		0.36%		0.37%		0.37%
Ratio of net investment income (loss) to average net assets:
After waivers(f)(x)	2.22%		2.36%		1.83%		2.07%		1.65%
Before waivers(f)(x)	2.16%		2.29%		1.76%		1.99%		1.61%
Portfolio turnover rate^	5%		5%		7%		6%		21%

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FINANCIAL HIGHLIGHTS (cont’d)

#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.10% for Class A, 1.10% for Class B and 0.85% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

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If you would like more information about the Portfolio, the following documents (including a copy of this Prospectus) are available at the Trust’s website: www.equitable-funds.com, free of charge.

Annual and Semi-Annual Reports — Include more information about the Portfolio’s investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that significantly affected the Portfolio’s performance during the most recent fiscal period.

Statement of Additional Information (SAI) — Provides more detailed information about the Portfolio, has been filed with the SEC, and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the Portfolio’s policies and procedures with respect to the disclosure of its portfolio securities holdings is available in the Portfolio’s SAI, which is available on the Portfolio’s website.

To order a free copy of the Portfolio’s SAI and/or Annual and Semi-Annual Report, request other information about the Portfolio, or make other shareholder inquiries, contact your financial professional, or the Portfolio at:

EQ Premier VIP Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

Your financial professional or EQ Premier VIP Trust will also be happy to answer your questions or to provide any additional information that you may require.

Reports and other information about the Portfolio are available on the EDGAR database on the SEC’s Internet site at

http://www.sec.gov

Investors may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov

Each business day, the Portfolio’s net asset values are transmitted electronically to insurance companies that use the Portfolio as an underlying investment option for Contracts.

EQ Premier VIP Trust

(Investment Company Act File No. 811-10509)

© 2020 EQ Premier VIP Trust

EQ PREMIER VIP TRUST*

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2020

Class A, Class B and Class K Shares

EQ/Core Plus Bond Portfolio (formerly CharterSM Multi-Sector Bond Portfolio)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus for the EQ Premier VIP Trust (“Trust”) dated May 1, 2020, as it may be supplemented from time to time (the “Prospectus”), which may be obtained without charge by calling AXA Equitable Life Insurance Company (“AXA Equitable”) toll free at 1-877-222-2144 or writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

The Trust’s audited financial statements for the year ended December 31, 2019, including the financial highlights, appearing in the Trust’s Annual Report to Shareholders (available without charge upon request by calling toll-free 1-877-222-2144), filed electronically with the Securities and Exchange Commission (“SEC”) on March 3, 2020 (File No. 811-10509), are incorporated by reference and made a part of this document.

*	Effective May 1, 2020, the designation “EQ” replaced the former designation “AXA” in the Trust’s name.

(845562)

DESCRIPTION OF THE TRUST

EQ Premier VIP Trust (the “Trust”) is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized as a Delaware statutory trust on October 2, 2001. (See “Other Information”). Effective May 1, 2020, the Trust’s name changed from AXA Premier VIP Trust to EQ Premier VIP Trust.

AXA Equitable Funds Management Group, LLC (the “Adviser” or “FMG LLC”) serves as the investment manager for the Trust.

This SAI contains information with respect to shares of the EQ/Core Plus Bond Portfolio (the “Portfolio”). The Trust currently offers three classes of shares, Class A, Class B and Class K, on behalf of ten (10) diversified portfolios, two classes of shares, Class B and Class K, on behalf of three (3) diversified portfolios and one class of shares, Class B, on behalf of five (5) diversified portfolios. The Trust’s Board of Trustees (“Board”) is permitted to create additional portfolios or classes. The assets of the Trust received for the issue or sale of shares of each of its portfolios and all income, earnings, profits and proceeds thereof, subject to the rights of creditors, are allocated to such portfolio, and constitute the assets of such portfolio. The assets of each portfolio of the Trust are charged with the liabilities and expenses attributable to such portfolio, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust are allocated between or among any one or more of its portfolios or classes.

Class K shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class A and Class B shares are offered at net asset value and are subject to fees imposed under distribution plans adopted pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Distribution Plans”). Each class of shares is offered under the Trust’s multi-class distribution system, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust’s multi-class distribution system, shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class bears its “Class Expenses”; (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges, although exchange privileges are not currently contemplated; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as “Class Expenses” by the Board under the Trust’s multiple-class plan pursuant to Rule 18f-3 under the 1940 Act are currently limited to payments made to the Distributor, as defined later in this SAI, for the Class A and Class B shares pursuant to the Rule 12b-1 Distribution Plans.

The Trust’s shares may be sold to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (collectively, “Contracts”) issued or to be issued by AXA Equitable or other affiliated or unaffiliated insurance companies and, to the extent permitted by applicable law, to tax-qualified retirement plans. Shares of the Portfolio also may be sold to any other person who may hold such shares and not preclude a separate account that invests in the Portfolio from using a certain “look-through” rule set forth in the Internal Revenue Code of 1986, as amended (“Code”), and the regulations thereunder, described in the section of this SAI entitled “Taxation.” Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of EQ Advisors Trust and certain group annuity and tax-qualified retirement plans.

The Trust does not currently foresee any disadvantage to Contract owners arising from offering the Trust’s shares to separate accounts of insurance companies that are unaffiliated with one another or to the 401(k) plan sponsored by AXA Equitable (the “Equitable Plan”) or other tax-qualified retirement plans. However, it is theoretically possible that the interests of owners of various Contracts participating in the Trust through separate accounts or the Equitable Plan or other tax-qualified retirement plan participants might at some time be in conflict. In the case of a material irreconcilable conflict, one or more separate accounts or the

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Equitable Plan or other tax-qualified retirement plan might withdraw its investments in the Trust, which might force the Trust to sell portfolio securities at disadvantageous prices. The Board will monitor the Portfolio for the existence of any material irreconcilable conflicts between or among such separate accounts, the Equitable Plan and other tax-qualified retirement plans and will take whatever remedial action may be necessary.

The Portfolio is classified as a “diversified” portfolio under the 1940 Act. Currently under the 1940 Act, a diversified portfolio may not, with respect to 75% of its total assets, invest in a security if, as a result of such investment, more than 5% of the portfolio’s total assets would be invested in the securities of any one issuer or the portfolio would hold more than 10% of the outstanding voting securities of any one issuer. These percentage limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies. With respect to the remaining 25% of its total assets, a diversified portfolio may invest more than 5% of its total assets in the securities of one issuer. Repurchase agreements will not be considered to be subject to the above-stated 5% limitation if the collateral underlying the repurchase agreements consists exclusively of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. In addition, mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company. The 1940 Act provides that a portfolio may not change its classification from diversified to non-diversified unless authorized by the vote of a majority of the outstanding voting securities of the portfolio.

TRUST INVESTMENT POLICIES

Fundamental Restrictions

The Portfolio has adopted certain investment restrictions that are fundamental and may not be changed without approval by a “majority” vote of the Portfolio’s shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of the Portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Portfolio.

Set forth below are each of the fundamental restrictions adopted by the Portfolio.

The Portfolio will not:

(1) issue senior securities to the extent such issuance would violate the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

(2) borrow money, except as permitted under the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

(3) engage in the business of underwriting securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be deemed to be an underwriting or as otherwise permitted by the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

(4) concentrate its investments in a particular industry or group of industries, as the term “concentration” is used in the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

(5) purchase or sell real estate, except that the Portfolio may purchase and sell securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Portfolio may purchase and sell real estate acquired as a result of the ownership of securities or other instruments.

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(6) purchase or sell physical commodities to the extent prohibited by the 1940 Act and other applicable laws, and the rules thereunder, as interpreted or modified by regulatory authorities having jurisdiction from time to time, and any applicable exemptive relief.

(7) make loans to other persons to the extent prohibited by the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

Notations Regarding the Portfolio’s Fundamental Restrictions

The Portfolio’s fundamental restrictions are written and will be interpreted broadly. From time to time, the Securities and Exchange Commission (“SEC”) and members of its staff, and others, issue formal or informal views on various provisions of the 1940 Act and the rules thereunder, including through no-action letters and exemptive orders. For flexibility, the Portfolio’s fundamental restrictions will be interpreted with regard to these interpretations or modifications, as they are given from time to time. Therefore, it is possible that the interpretation of the Portfolio’s fundamental restrictions could change in the future.

The following notations are not considered to be part of the Portfolio’s fundamental restrictions and are subject to change without shareholder approval.

Senior Securities and Borrowing    (notations regarding the fundamental restrictions set forth in (1) and (2) above)

“Senior securities” generally are obligations that have a priority over a portfolio’s shares with respect to the distribution of portfolio assets or the payment of dividends. Borrowings are viewed as involving the creation of a senior security. Under the 1940 Act, an open-end fund currently may not issue senior securities, except that a portfolio is permitted to borrow money in an amount not in excess of 33 1/3% of the portfolio’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, and except that a portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes, such as clearance of portfolio transactions and share redemptions. Any Portfolio borrowings that come to exceed these amounts will be reduced in accordance with applicable law. SEC staff guidance and interpretations, however, permit a portfolio, provided certain conditions are met, to engage in a number of types of transactions that might otherwise be considered to create senior securities. For purposes of the Portfolio’s fundamental restrictions, provided such conditions are met, short sale transactions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of other financial contracts or derivative instruments such as swaps, options, futures, forward and spot currency contracts and collateral and segregation arrangements with respect thereto, and deposits of margin will not be deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

Underwriting    (notations regarding the fundamental restriction set forth in (3) above)

A portfolio engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an “underwriter” under certain federal securities laws. Although it is not believed that the application of the federal securities laws so described would cause the Portfolio to be engaged in the business of underwriting, the fundamental restriction will be interpreted not to prevent the Portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Portfolio may be considered to be within the technical definition of an underwriter under the federal securities laws or is otherwise engaged in the underwriting business to the extent permitted under applicable law.

Concentration    (notations with respect to the fundamental restriction set forth in (4) above)

While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC staff has taken the position that investment of 25% or more of a portfolio’s total assets in one or more issuers conducting their principal business activities in the same industry or group of industries constitutes concentration. The

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fundamental restriction does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or obligations the interest on which is excludable from gross income for federal income tax purposes issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing. Private activity municipal securities are not included within the exclusion for political subdivisions. In addition, investments in other investment companies are not considered an investment in any particular industry for purposes of the fundamental restriction. Industries generally are determined by reference to the classifications of industries set forth in the Portfolio’s shareholder reports. With respect to the Portfolio’s investments in options, futures, swaps and other derivative transactions, industries may be determined by reference to the industry of the reference asset. The Portfolio may invest in securities of other investment companies or investment vehicles that may concentrate their assets in one or more industries. The Portfolio may consider the concentration of such investment companies and investment vehicles in determining compliance with the fundamental restriction.

Commodities    (notations with respect to the fundamental restriction set forth in (6) above)

The 1940 Act generally does not prohibit a portfolio from investing in commodities or commodity-related instruments. A portfolio is, however, limited in the amount of illiquid assets it may purchase, and certain commodities, especially physical commodities, may be considered to be illiquid. The Portfolio may purchase or sell currencies and securities or other instruments backed by physical commodities and may purchase, sell or enter into options, futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments, including commodity-linked derivative instruments. The Portfolio may, consistent with the fundamental restriction, transact in securities of exchange-traded funds (“ETFs”) or similar instruments that provide exposure to physical commodities. The Portfolio will not qualify as a “regulated investment company” under Section 851(a) of the Code (a “RIC”) in any taxable year, however, for which more than 10% of its gross income consists of certain “non-qualifying” income, which includes gains from selling physical commodities (or options or futures contracts thereon unless the gain is realized from certain hedging transactions). To remain within that limitation, the Portfolio may need to limit its purchases of commodity-related investments that generate non-qualifying income, hold such an investment to avoid realizing non-qualifying income, sell such an investment at a loss, or take other actions, such as sell other investments, when for investment reasons it would not otherwise do so. The Portfolio would not intend to sell commodity-related investments when doing so would cause it to fail to qualify as a RIC.

Loans    (notations with respect to the fundamental restriction set forth in (7) above)

The fundamental restriction allows the Portfolio to engage in all forms of lending (including loans of cash and portfolio securities) — and thus become a creditor — to the full extent permitted under the 1940 Act and related interpretations, as in effect from time to time. For purposes of the fundamental restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments and repurchase agreements will not be considered the making of a loan. In addition, the fundamental restriction would allow the Portfolio to engage in interfund lending, subject to SEC approval of an exemptive application. Interfund lending would allow the Portfolio to temporarily lend cash to another portfolio, subject to certain conditions of the exemptive relief. An interfund borrowing and lending program may provide the opportunity for a borrowing portfolio to pay an interest rate lower than what would be typically available from a bank, and the opportunity for a lending portfolio to receive an interest rate higher than what could be typically expected from investing cash in short-term instruments for cash management purposes. While the Portfolio has not applied for interfund lending relief, it may do so in the future.

Non-Fundamental Restrictions

The following investment restrictions generally apply to the Portfolio but are not fundamental. They may be changed for the Portfolio by the Board and without a vote of the Portfolio’s shareholders.

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The Portfolio will not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities as such term is defined by Rule 22e-4 of the 1940 Act. If, through a change in values, net assets, or other circumstances, the Portfolio were in a position where more than 15% of its net assets were invested in illiquid securities, the Portfolio, in accordance with Rule 22e-4(b)(1)(iv), will report the occurrence to both the Board and the SEC and take steps to bring the aggregate amount of illiquid investments back within the prescribed limitation within a reasonable period of time.

The Portfolio will not invest more than 15% of its net assets in collateralized debt obligations or non-agency collateralized mortgage obligations.

If shares of the Portfolio are purchased by another portfolio in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Portfolio are held by such portfolio, the Portfolio will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

The Portfolio may, notwithstanding any fundamental or non-fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Portfolio.

The Portfolio has a policy regarding how at least 80% of its assets will be invested, and the Portfolio may not change its policy without giving at least sixty (60) days’ written notice to its shareholders to the extent required by SEC rules.

The Portfolio has investment policies, limitations, or practices that are applicable “normally” or under “normal circumstances” or “normal market conditions” (as stated above and elsewhere in this SAI or in the Portfolio’s Prospectus). Pursuant to the discretion of FMG LLC and the Portfolio’s sub-adviser(s), these investment policies, limitations, or practices may not apply during periods of abnormal purchase or redemption activity or during periods of unusual or adverse market, economic, political or other conditions. Such market, economic or political conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions, or increased governmental intervention in the markets or industries. These conditions may impact the markets or economy broadly or may be more focused in impacting particular industries, groups or parties, including impacting the Trust alone. During such periods, the Portfolio may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.

INVESTMENT STRATEGIES AND RISKS

In addition to the Portfolio’s principal investment strategies and principal risks discussed in its Prospectus, the Portfolio may engage in other types of investment strategies and may be subject to additional risks as further described below. The Portfolio may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law, by the Portfolio’s own investment policies and restrictions listed in the Prospectus, or under the “Fundamental Restrictions” in this SAI. However, the Portfolio is not required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Portfolio. Unless otherwise stated herein, all investment policies of the Portfolio may be changed by the Board without shareholder approval or notice. In addition, the Portfolio may be subject to restrictions on its ability to utilize certain investments or investment techniques. Unless otherwise stated herein, these additional restrictions may be changed with the consent of the Board but without approval by or notice to shareholders.

Asset-Backed Securities.    Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities can also be

7

collateralized by a single asset (e.g., a loan to a specific corporation). Asset-backed securities that represent an interest in a pool of assets provide greater credit diversification than those representing an interest in a single asset. Asset-backed securities may include securities backed by pools of loans made to borrowers with blemished credit histories (“subprime” loans). The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with respect to the borrower’s credit standing and repayment history. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Certain collateral may be difficult to locate in the event of default, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. In the case of automobile loans, most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If a portfolio purchases asset-backed securities that are “subordinated” to other interests in the same pool of assets, the portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. The subordinated securities may be more illiquid and less stable than other asset-backed securities.

The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates and generally is higher in the case of asset pools that include subprime assets.

Asset-backed securities may be subject to interest rate risk and prepayment risk. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a portfolio reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer-term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter-term securities, maturity extension risk could increase the volatility of a portfolio.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is

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possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, a portfolio’s manager or sub-adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Bonds.    Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns.

Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a portfolio’s investments in bonds. If interest rates move sharply in a manner not anticipated by a portfolio’s management, the portfolio’s investments in bonds could be adversely affected. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Duration is a measure of a bond’s price sensitivity to a change in its yield. The change in the value of a fixed income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has a 5-year duration and its yield rises 1%, the bond’s value is likely to fall about 5%. Similarly, if a bond portfolio has a 5-year average duration and the yield on each of the bonds held by the portfolio rises 1%, the portfolio’s value is likely to fall about 5%. For a portfolio with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond portfolio’s performance and share price. Accordingly, a bond portfolio’s actual performance will likely differ from the example. During periods of rising interest rates, the average life of certain bonds is extended because of slower than expected principal payments. This may lock in a below-market interest rate and extend the duration of these bonds, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk.

Credit risk is the risk that an issuer will not make timely payments of principal and interest on the bond. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a portfolio’s investment in that issuer.

Collateralized Debt Obligations.    Collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities are types of asset-backed securities. A CBO is ordinarily issued by a trust or other special purpose entity (“SPE”) and is typically backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, overcollateralization or bond insurance, such enhancement may

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not always be present, and may fail to protect a portfolio against the risk of loss upon default of the collateral. Certain CDO issuers may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CBOs, CLOs and other CDOs may charge management fees and administrative expenses, which are in addition to those of a portfolio.

For CBOs, CLOs and other CDOs, the cash flows from the trust or SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust, CLO trust or trust of another CDO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO can be significant and depend largely on the type of the collateral securities and the class of the instrument in which a portfolio invests. Normally, CDOs are privately offered and sold, and thus, are not registered under the securities laws.

As a result, investments in CDOs may be characterized by a portfolio as illiquid securities; but an active dealer market may exist for CDOs allowing them to qualify as Rule 144A (under the Securities Act of 1933, as amended (“1933 Act”)) transactions. In addition to the normal risks associated with fixed income securities and asset-backed securities discussed elsewhere in this SAI and a portfolio’s Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default or be downgraded if rated by a rating agency; (iii) the portfolio may invest in tranches of CDOs that are subordinate to other classes; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; (v) the investment return achieved by the portfolio could be significantly different from return predicted by financial models; and (vi) the lack of a readily available secondary market for CDOs.

Convertible Securities.    A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible fixed income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by interest rate changes, with investment values declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. To the extent a portfolio invests in securities that may be considered “enhanced” convertible securities, some or all of these risks may be more pronounced.

Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation

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in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a portfolio is called for redemption, the portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet. Investments in convertible debt securities are not subject to any ratings restrictions, although the Adviser, or each sub-adviser, as applicable, will consider such ratings, and any changes in such ratings, in its determination of whether a portfolio should invest and/or continue to hold the securities.

Contingent Convertible Securities.    Contingent convertible securities (“CoCos”) have equity and debt characteristics. A CoCo is typically issued by a non-U.S. bank and, upon the occurrence of a specified trigger event, may be (i) convertible into equity securities of the issuer at a predetermined share price; or (ii) written down in liquidation value. Trigger events are identified in the document’s requirements. CoCos are designed to behave like bonds in times of economic health yet absorb losses when the trigger event occurs.

With respect to CoCos that provide for conversion of the CoCo into common shares of the issuer in the event of a trigger event, the conversion would deepen the subordination of the investor, subjecting a portfolio to a greater risk of loss in the event of bankruptcy. In addition, because the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all). With respect to CoCos that provide for the write-down in liquidation value of the CoCo in the event of a trigger event, it is possible that the liquidation value of the CoCo may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital levels below a specified threshold, the liquidation value of the CoCo may be reduced in whole or in part. The write-down of the CoCo’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the CoCo is based on par value. Coupon payments on CoCos may be discretionary and may be canceled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.

CoCos are subject to the credit, interest rate, high yield securities, foreign securities and market risks associated with bonds and equity securities, and to the risks specified to convertible securities in general. They are also subject to other specific risks. CoCos typically are structurally subordinated to traditional convertible bonds in the issuer’s capital structure, which increases the risk that a portfolio may experience a loss. In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. CoCos are generally speculative and the prices of CoCos may be volatile. There is no guarantee that a portfolio will receive return of principal on CoCos.

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Credit and Liquidity Enhancements.    A portfolio may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit a portfolio to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a portfolio and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a portfolio to use them when the portfolio wishes to do so.

Cybersecurity Issues.    With the increased use of technologies such as the Internet to conduct business, a portfolio is susceptible to operational, information security and related risks, including potential damage to computer systems (including shareholder computer systems). Operational risks include processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology errors or malfunctions, changes in personnel, and errors caused by a portfolio’s adviser, sub-adviser(s), third-party service providers or counterparties. A portfolio attempts to mitigate such risks; however, it is not possible to identify all of the risks that may affect a portfolio.

In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cybersecurity failures or breaches by a portfolio’s adviser, sub-adviser(s) and other service providers (including, but not limited to, portfolio accountants, custodians, transfer agents and administrators), and the issuers of securities in which a portfolio invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a portfolio’s ability to calculate its net asset value, impediments to trading, the inability of portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While a portfolio has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. There is also a risk that cyber attacks are not detected. Furthermore, a portfolio cannot control the cybersecurity plans and systems put in place by service providers to the portfolio and issuers in which the portfolio invests. In certain situations, a portfolio, the Adviser, a sub-adviser, or a service provider may be required to comply with law enforcement in responding to a cyber security incident, which may prevent the portfolio from fully implementing its cybersecurity plans and systems, and (in certain situations) may result in additional information loss or damage. A portfolio and its shareholders could be negatively impacted as a result.

Depositary Receipts.    Depositary receipts represent ownership interests in securities of foreign companies (an “underlying issuer”) that have been deposited with a bank or trust and that trade on an exchange or over-the-counter. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and other types of depositary receipts (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. EDRs, which are sometimes called Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks or trust companies, that evidence ownership of either foreign or domestic underlying securities. Generally, Depositary

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Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts generally are subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose information that is, in the U.S., considered material. Therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts may be less liquid or may trade at a lower price than the securities of the underlying issuer. For purposes of a portfolio’s investment policies, its investment in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

Derivatives.    A portfolio may use a variety of financial instruments that derive their value from the value of one or more underlying assets, reference rates or indices (“Derivative Instruments”), including certain options, futures contracts and swap transactions. A portfolio may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, a portfolio’s use of these instruments will place at risk a smaller portion of its assets. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments below.

A portfolio might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If a portfolio manager is incorrect in his or her judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, a portfolio may have lower net income and a net loss on the investment. Losses on certain instruments are potentially unlimited.

For purposes of its investment policies and restrictions, a portfolio may value Derivative Instruments at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value), or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). The manner in which certain securities or other instruments are valued by a portfolio for purposes of applying its investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

There have been numerous recent legislative and regulatory initiatives to implement a new regulatory framework for the derivatives markets.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), enacted in 2010, initiated a dramatic revision of the U.S. financial regulatory framework and covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; rules for derivatives clearing and trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and federal requirements for residential mortgage loans. Although many of the implementing regulations mandated by the Dodd-Frank Act have been finalized, various U.S. Government entities, including the Commodity Futures Trading Commission (“CFTC”) and the SEC, are in the process of adopting and implementing additional regulations governing derivatives markets required by, among other things, the Dodd-Frank Act.

The statutory provisions of the Dodd-Frank Act significantly changed in several respects the ways in which investment products are marketed, sold, settled (or “cleared”) or terminated. In particular, the Dodd-Frank

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Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Certain swaps have been and other swaps may be mandated for central clearing under the Dodd-Frank Act, which likely will require technological and other changes to the operations of registered investment companies and the market in which they will trade. Central clearing also entails the use of assets of a registered investment company to satisfy margin calls, and this may have an effect on the performance of such a fund. The regulators have not yet issued final regulations implementing clearing mandates for all standardized swaps. The banking regulators and the CFTC have issued regulations requiring the posting of initial and variation margin for uncleared swaps. The CFTC also has provided regulatory relief so that the minimum transfer amount for margin postings can be measured at the account level rather than the entity level, which may be useful if a portfolio employs multiple account managers to trade its portfolio.

The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (i.e., the SEC, the CFTC and the banking regulators) have been active in proposing and adopting regulations and guidance on the use of derivatives by registered investment companies. As discussed below, the CFTC adopted a revision to one of its rules that, as revised, either restricts the use of derivatives by a registered investment company or requires the fund’s adviser to register as a commodity pool operator (“CPO”). In late 2019, the SEC proposed a new rule governing portfolios’ use of derivatives requiring, among other things, that a portfolio entering into derivatives transactions comply with an absolute or relative value-at-risk limitation and implement a derivatives risk management program, unless the portfolio’s derivatives usage is maintained at limited levels. While the full extent and cost of these regulations is unclear, and proposed regulations may be revised before adoption or may never be adopted, these regulations could, among other things, restrict a portfolio’s ability to engage in derivatives transactions and/or increase the cost of such derivatives transactions (through increased margin or capital requirements).

Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the portfolio, have been excluded from regulation as CPOs pursuant to CFTC Regulation 4.5. To qualify for an exclusion under CFTC Regulation 4.5, if a portfolio uses commodity interests (such as futures contracts, options on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the portfolio’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the portfolio’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition, to qualify for an exclusion, a portfolio must satisfy a marketing test, which requires, among other things, that a portfolio not hold itself out as a vehicle for trading commodity interests.

The Adviser is registered with the SEC as an investment adviser under the 1940 Act. The Adviser also is registered with the CFTC as a CPO under the Commodity Exchange Act, as amended. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect portfolio returns. The Adviser claims an exclusion (under CFTC Regulation 4.5) from the definition of a CPO with respect to the Portfolio. The Adviser intends to comply with one of the two alternative trading limitations described above and the marketing limitation with respect to the Portfolio. Complying with the trading limitations may restrict the Adviser’s ability to use Derivative Instruments as part of the Portfolio’s investment strategies. Although the Adviser expects to be able to execute the Portfolio’s investment strategies within the limitations, the Portfolio’s performance could be adversely affected. In addition, rules under the Dodd-Frank Act may limit the availability of certain Derivative Instruments, may make the use of Derivative Instruments more costly, and may otherwise adversely impact the performance and value of Derivative Instruments.

Equity Securities.    Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

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Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. Preferred stock has certain fixed income features, like a bond, but actually is an equity security that is senior to a company’s common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stocks also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential of an investment in a company. However, stock markets are volatile, and the prices of equity securities generally fluctuate more than other securities and reflect changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The value of an equity security also may be affected by changes in financial markets that are relatively unrelated to the issuing company or its industry, such as changes in interest rates or currency exchange rates. Common stocks generally represent the riskiest investment in a company. Even investments in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor economic conditions. It is possible that a portfolio may experience a substantial or complete loss on an individual equity investment. While this is also possible with bonds, it is less likely.

Eurodollar and Yankee Dollar Obligations.    Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Event-Linked Bonds.    Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, a portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-fund losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a portfolio to certain unanticipated risks, including issuer (credit) default, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities or Non-Publicly Traded Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a portfolio will only invest in event-linked bonds that meet the credit quality requirements for the portfolio.

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Floaters and Inverse Floaters.    Floaters and inverse floaters are securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on a floater resets periodically. Because of the interest rate reset feature, floaters provide a portfolio with a certain degree of protection against rises in interest rates, but a portfolio will participate in any declines in interest rates as well. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”

In addition, a portfolio may invest in inverse floating rate obligations, which are securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as London Inter-Bank Offered Rate (“LIBOR”) or an alternative reference rate. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater collateralized mortgage obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Foreign Currency.    A portfolio may purchase securities denominated in foreign currencies, including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a portfolio’s assets and income. In addition, although a portion of a portfolio’s investment income may be received or realized in such currencies, the portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a portfolio’s income has been earned and computed in U.S. dollars but before conversion and payment, the portfolio could be required to liquidate portfolio securities to make such distributions.

Although a portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A portfolio will convert foreign currencies to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a portfolio at one rate, while offering a lesser rate of exchange should the portfolio desire to resell that currency to the dealer.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities and by currency controls or political developments in the United States or abroad. Foreign currencies in which a portfolio’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the portfolio. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes. A portfolio may also invest in the following types of foreign currency transactions:

Forward Foreign Currency Transactions.    A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

A portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A portfolio’s use of such contracts will include, but not be limited to, the following situations.

First, when a portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward

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contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction, a portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a portfolio’s sub-adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the portfolio’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, a portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units, or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, a portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a portfolio.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the sub-adviser to a portfolio believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the portfolio will be served.

A portfolio may enter into forward contracts for any other purpose consistent with the portfolio’s investment objective and program. For example, a portfolio may use foreign currency options and forward contracts to increase exposure to a foreign currency or shift exposure to foreign currency fluctuations from one country to another. However, a portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the portfolio’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, a portfolio may net offsetting positions.

At the maturity of a forward contract, a portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If a portfolio retains the portfolio security and engages in an offsetting transaction, the portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between a portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Forward contracts in which a portfolio may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at

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which they are selling various currencies. When a portfolio enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. A portfolio may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of a portfolio into such currency. Although foreign exchange forwards settled on a physical basis are generally not classified as swaps, these transactions must be reported to a swap data repository under the Dodd-Frank Act. In addition, swap dealers must observe business conduct standards under the Dodd-Frank Act for such transactions and all foreign exchange forward contracts are subject to the prohibitions on fraud and manipulation under the Dodd-Frank Act.

Forward contracts in which a portfolio may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs are classified as swaps and regulated as such under the Dodd-Frank Act. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to foreign exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Although NDFs historically have been traded over-the-counter, currently some NDFs are centrally cleared and are exchange-traded on swap execution facilities and designated contract markets. With respect to NDFs that are centrally-cleared, while central clearing is intended to decrease counterparty risk, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps. For more information about the risks associated with utilizing swaps, please see “Swaps” below.

Foreign Currency Options, Foreign Currency Futures Contracts and Options on Futures.    A portfolio may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A portfolio may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. A portfolio will write options on foreign currency or on foreign currency futures contracts only if they are “covered,” except as described below. A put on a foreign currency or on a foreign currency futures contract written by a portfolio will be considered “covered” if, so long as the portfolio is obligated as the writer of the put, it segregates, either on the records of the Adviser, the sub-advisers or with the portfolio’s custodian, cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by a

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portfolio will be considered “covered” only if the portfolio segregates, either on the records of the Adviser, the sub-advisers or with the portfolio’s custodian, cash or other liquid securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written.

Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a portfolio, sold by a portfolio but not yet delivered or anticipated to be purchased by a portfolio. As an illustration, a portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

Over-the-Counter Options on Foreign Currency Transactions.    A portfolio may engage in OTC options on foreign currency transactions. A sub-adviser may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. OTC options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the OTC market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over the counter.

Hedging transactions involve costs and may result in losses. A portfolio may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A portfolio will engage in OTC options transactions on foreign currencies only when appropriate exchange-traded transactions are unavailable and when, in the sub-adviser’s opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A portfolio’s ability to engage in hedging and related option transactions may be limited by federal income tax considerations (see the section of this SAI entitled “Taxation”).

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which a portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A portfolio will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing. OTC options on foreign currency also are considered to be swaps. However, options on foreign currency traded on a national securities exchange are not classified as swaps and are regulated by the SEC. For information concerning the risks associated with swaps please see “Swaps.”

Foreign Securities.    A portfolio may invest in foreign securities or engage in certain types of transactions related to foreign securities, such as Depositary Receipts, Eurodollar and Yankee dollar obligations, and foreign currency transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this SAI.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign income or other withholding taxes that reduce their

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attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls or limitations on the removal of funds or assets. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a portfolio’s investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement,” which can result in losses to a portfolio.

The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although a portfolio will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

A portfolio that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the portfolio’s net asset value is determined. If such arbitrage attempts are successful, a portfolio’s net asset value might be diluted. A portfolio’s use of fair value pricing in certain circumstances (by adjusting the closing market prices of foreign securities to reflect what the Board believes to be their fair value) may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. As such, fair value pricing is based on subjective judgment and it is possible that

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fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit an investment adviser’s ability to implement a portfolio’s investment strategy (e.g., reducing the volatility of a portfolio’s share price) or achieve its investment objective.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. Consequently, the overall expense ratios of international or global portfolios are usually somewhat higher than those of typical domestic stock portfolios.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See “Emerging Market Securities” below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and less well developed stock markets, such as those in some Eastern European, Southeast Asian, and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below.

An outbreak of respiratory disease caused by a novel coronavirus (COVID-19) was first detected in China in late 2019 and subsequently spread globally. As of the date of this SAI, the impact of the outbreak has been rapidly evolving, and cases of the virus have continued to be identified in most developed and emerging countries throughout the world. The transmission of COVID-19 and efforts to contain its spread have resulted in significant disruptions to business operations, supply chains and customer activity, widespread business closures and layoffs, international, national and local border closings, extended quarantines and stay-at-home orders, event cancellations, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, as well as general concern and uncertainty that has negatively affected the global economy. These circumstances are evolving, and further developments could result in additional disruptions and uncertainty. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of the COVID-19 pandemic may last for an extended period of time and could result in a substantial economic downturn or recession. Health crises caused by pandemics, such as the COVID-19 outbreak, may exacerbate other pre-existing political, social, economic, and financial risks. The impact of the coronavirus outbreak, and other epidemics and pandemics that may arise in the future, could result in a general decline in the global economy, and negatively affect the performance of individual countries, industries, or sectors in significant and unforeseen ways.

Emerging Market Securities.    Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the portfolio can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries) and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries are grappling with severe inflation or recession, high levels of national debt, fluctuations in currency exchange rates and government instability. Investments in countries that have begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European, Russian or Chinese economies, should be regarded as speculative.

Certain emerging market countries may experience (i) less developed securities markets with low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for emerging market securities; (ii) less organized settlement systems for trading securities, resulting in delayed settlements

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of trades and reduced liquidity for emerging market securities; (iii) uncertain national policies, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (v) national policies that may limit a portfolio’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (vi) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a portfolio. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. In such an event, it is possible that a portfolio could lose the entire value of its investments in the affected market. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.

The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, a portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade. Many of these countries are also sensitive to world commodity prices. Emerging market economies may develop unevenly or may never fully develop.

The assessment of investment opportunities in certain emerging market securities markets may be more difficult in light of limitations on available information and different accounting, auditing and financial reporting standards. Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

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Eastern European and Russian Securities.    Investing in the securities of Eastern European and Russian issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Political and economic reforms have not yet established a definite trend away from centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation, and confiscatory taxation. Many Eastern European countries continue to move towards market economies at different paces with appropriately different characteristics. Most Eastern European markets suffer from thin trading activity, dubious investor protections, and often a dearth of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political or transfer risk give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to social, political, economic, and currency events in Western Europe and Russia and may suffer heavy losses as a result of their trading and investment links to these economies and currencies. Additionally, Russia may attempt to assert its influence in the region through economic or even military measures. The United States and the European Union (the “EU”) have imposed economic sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, either by issuer, sector, or the Russian markets as a whole, impairing the ability of a portfolio to buy, sell, receive or deliver those securities. In such circumstances, a portfolio may be forced to liquidate non-restricted assets in order to satisfy shareholder redemptions. Such liquidation of portfolio assets could result in a portfolio receiving substantially lower prices for its securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. As a result, a portfolio’s performance may be adversely affected.

Some Eastern Europe countries may have government exchange controls, currencies with no recognizable market value relative to the established currencies of Western market economies, little or no experience in trading in securities, no accounting or financial reporting standards, a lack of banking and securities infrastructure to handle such trading and a legal tradition that does not recognize rights in private property. Credit and debt issues and other economic difficulties affecting Western Europe and its financial institutions can negatively affect Eastern European countries.

Eastern European economies may also be particularly susceptible to the international credit market due to their reliance on bank related inflows of foreign capital, and especially their continued dependence on the Western European zone for credit and trade which may have a negative effect on a portfolio’s investments in the region.

Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, there is little solid corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose additional risk, particularly to foreign investors.

Because of the relatively recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Such registrars were not necessarily subject to effective state supervision nor were

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they licensed with any governmental entity, thereby increasing the risk that a portfolio could lose ownership of its securities through fraud, negligence, or even mere oversight. With the implementation of the National Settlement Depository (“NSD”) in Russia as a recognized central securities depository, title to Russian equities is now based on the records of the NSD and not the registrars. Although the implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities, issues resulting in loss still might occur. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and/or issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a portfolio suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the portfolio to enforce its rights or otherwise remedy the loss.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Russia continues to face significant economic challenges, including weak levels of investment and a sluggish recovery in external demand, that had been exacerbated following the 2008 global financial crisis. Over the long term, Russia faces challenges including a shrinking workforce, a high level of corruption, and difficulty in accessing capital for smaller, non-energy companies and poor infrastructure in need of large investments.

European Securities.    The EU’s Economic and Monetary Union (“EMU”), which is comprised of EU members that have adopted the euro currency, requires eurozone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, fiscal and monetary controls, and other factors, each of which may significantly impact every European country and their economic partners. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the euro (the common currency of the EU), the threat of default or actual default by one or more EU member countries on its sovereign debt, and/or an economic recession in one or more EU member countries may have a significant adverse effect on the economies of other EU member countries and major trading partners outside Europe.

The European financial markets continue to experience volatility and adverse trends due to concerns relating to economic downturns, rising government debt levels and national unemployment and the possible default of government debt in several European countries. Several countries have agreed to multi-year bailout loans from the European Central Bank, International Monetary Fund, and other institutions. Responses to financial problems by European governments, central banks, and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have unintended consequences. A default or debt restructuring by any European country can adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in other countries and can affect exposures to other EU countries and their financial companies as well. The manner in which the EU and EMU responded to the global recession and sovereign debt issues raised questions about their ability to react quickly to rising borrowing costs and the potential default by an EU country of its sovereign debt and revealed a lack of cohesion in dealing with the fiscal problems of member states. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms, which may not produce the desired results and could increase political or social instability. Some European countries continue to suffer from high unemployment rates.

On January 31, 2020, the United Kingdom (“UK”) left the EU, commonly referred to as “Brexit”. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter that is being negotiated. During a transition period due to last until December 31, 2020, the UK will still have access to the EU single market and be subject to EU legislation, although it will no longer be able to shape new EU

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laws. The transition period can be extended once, but the decision to do so must be made before July 1, 2020. If no agreement is reached by the end of the transition period, the UK will trade with the EU under World Trade Organization rules. The UK has one of the largest economies in Europe and is a major trading partner with the other EU countries and the United States. Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy, price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. As a result of the political divisions within the UK and between the UK and the EU, and the uncertain consequences of Brexit, the UK and European economies and the broader global economy could be significantly adversely impacted, which may result in increased volatility and illiquidity and potentially lower economic growth in markets in the UK, Europe and globally. The range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known.

Additional EU members could decide to abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching.

Secessionist movements, such as the Catalan movement in Spain, as well as government or other responses to such movements, may also create instability and uncertainty in the region.

Certain European countries have also developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect European issuers that rely on the U.S. for trade.

The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and materially impact a portfolio.

Latin America

Inflation.    Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

Political Instability.    Certain Latin American countries have historically suffered from social, political, and economic instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. However, in some Latin American countries, a move to sustainable democracy and a more mature and accountable political environment is under way. Domestic economies have been deregulated, privatization of state-owned companies is almost completed and foreign trade restrictions have been relaxed.

Nonetheless, to the extent that events such as those listed above continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. Investors in the region continue to face a number of potential risks. Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a portfolio invests and, therefore, the value of portfolio shares.

Additionally, an investment in Latin America is subject to certain risks stemming from political and economic corruption, which may affect negatively the country or the reputation of companies domiciled in a certain country. For certain countries in Latin America, political risks have created significant uncertainty in financial markets and may further limit the economic recovery in the region. For example, in Mexico, the implications

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of the recently negotiated United States-Mexico-Canada Agreement, the successor to NAFTA, are yet to be determined. This uncertainty may have an adverse impact on Mexico’s economic outlook and the value of a Fund’s investments in Mexico. Additionally, recent political and social unrest in Venezuela has resulted in a massive disruption in the Venezuelan economy, including a deep recession and near hyperinflation.

Dependence on Exports and Economic Risk.    Certain Latin American countries depend heavily on exports to the U.S. and investments from a small number of countries. Accordingly, these countries may be sensitive to fluctuations in demand, exchange rates and changes in market conditions associated with those countries. The economic growth of most Latin American countries is highly dependent on commodity exports and the economies of certain Latin American countries, particularly Mexico and Venezuela, are highly dependent on oil exports. As a result, these economies are particularly susceptible to fluctuations in the price of oil and other commodities and currency fluctuations. The 2008 global financial crisis weakened the global demand for oil and other commodities and, as a result, Latin American countries faced significant economic difficulties that led certain countries into recession. If global economic conditions worsen, prices for Latin American commodities may experience increased volatility and demand may continue to decrease. Although certain of these countries have recently shown signs of mild recovery, such recovery, if sustained, may remain gradual. In addition, prolonged economic difficulties may have negative effects on the transition to a more stable democracy in some Latin American countries. In certain countries, political risk, including nationalization risk, is high.

Sovereign Debt.    A number of Latin American countries are among the largest debtors of developing countries and have a history of reliance on foreign debt and default. The majority of the region’s economies have become dependent upon foreign credit and loans from external sources to fund government economic plans. Historically, these plans have frequently resulted in little benefit accruing to the economy. Most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets. The European crisis and weakened global economy may reduce demand for exports from Latin America and limit the availability of foreign credit for some countries in the region. As a result, a portfolio’s investments in Latin American securities could be harmed if economic recovery in the region is limited.

Pacific Basin Region.    Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things, (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries and (v) ethnic, religious and racial disaffection. In addition, the Asia Pacific geographic region has historically been prone to natural disasters. The occurrence of a natural disaster in the region could negatively impact the economy of any country in the region. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain Asian countries, as do environmental problems.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the EU. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries. The region is still experiencing the effects of the 2008 global financial crisis, which significantly lowered the region’s exports and foreign investments. In addition, the economic crisis also significantly affected consumer confidence and local stock markets. Although the economies of many countries in the region are showing signs of recovery from the crisis, such recovery, if sustained, may be gradual. Furthermore, any such recovery may be limited or hindered by the reduced demand for exports and lack of available capital for investment resulting from the European crisis and weakened global economy. The

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economies of certain Asian countries depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. In addition, certain developing Asian countries, such as the Philippines and India are especially large debtors to commercial banks and foreign governments.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a portfolio. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a portfolio’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a portfolio’s assets denominated in those currencies. Certain developing economies in the Asia Pacific region are characterized by frequent currency fluctuations, devaluations, and restrictions; unstable employment rates; rapid fluctuation in, among other things, inflation and reliance on exports; and less efficient markets. Currency fluctuations or devaluations in any one country can have a significant effect on the entire Asia Pacific region. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of a portfolio’s investments.

Some developing Asian countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a portfolio. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals. There can be no assurance that a portfolio will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a portfolio’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

Chinese Companies.    Investing in China, Hong Kong and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation; (h) controls on foreign investment and limitations on repatriation of invested capital and on a portfolio’s ability to exchange local currencies for U.S. dollars; (i) greater governmental involvement in and control over the economy, and greater intervention in the Chinese financial markets, such as the imposition of trading restrictions; (j) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (k) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (l) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the Chinese economy may be inaccurate or not

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comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer; (p) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (q) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (s) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

Investment in China, Hong Kong and Taiwan is subject to certain political risks. China’s economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Although the Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in China are still owned by the Chinese government. The government continues to exercise significant control over regulating industrial development and, ultimately, control over China’s economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.

The current political climate has intensified concerns about trade tariffs and a potential trade war between China and the United States, despite the United States’ signing a partial trade agreement with China. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially negative impact to a portfolio.

Although China adopted a plan in 2019 designed to encourage foreign investment in Chinese financial systems, China continues to limit direct foreign investments generally in industries deemed important to national interests. Foreign investment in domestic securities are also subject to substantial restrictions. Some believe that China’s currency is undervalued. Currency fluctuations could significantly affect China and its trading partners. China continues to exercise control over the value of its currency, rather than allowing the value of the currency to be determined by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact investment returns.

For decades, a state of hostility has existed between Taiwan and the People’s Republic of China. Beijing has long deemed Taiwan a part of the “one China” and has made a nationalist cause of recovering it. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. By treaty, China has committed to preserve Hong Kong’s autonomy and its economic, political and social freedoms until 2047. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. As demonstrated by recent protests in Hong Kong over political, economic, and legal freedoms, and the Chinese government’s response to the protests, there continues to be a great deal of political unrest, which may result in economic disruption.

China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy.

China A-Shares.    China A-shares are equity securities of companies based in mainland China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“A-shares”). Foreign investment in A-shares on the SSE and SZSE is historically not permitted other than through a license granted under regulations in the People’s Republic of China known as the Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”) systems. Each license permits investment in A-shares only up to a specified quota.

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Because restrictions continue to exist and capital therefore cannot flow freely into and out of the A-Share market, it is possible that in the event of a market disruption, the liquidity of the A-Share market and trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. A portfolio cannot predict the nature or duration of such a market disruption or the impact that it may have on the A-Share market and the short-term and long-term prospects of its investments in the A-Share market. In the event that a portfolio invests in A-Shares directly, a portfolio may incur significant losses, or may not be able fully to implement or pursue its investment objectives or strategies, due to investment restrictions on RQFIIs and QFIIs, illiquidity of the Chinese securities markets, or delay or disruption in execution or settlement of trades. A-Shares may become subject to frequent and widespread trading halts.

The Chinese government has in the past taken actions that benefitted holders of A-Shares. As A-Shares become more available to foreign investors, such as a portfolio, the Chinese government may be less likely to take action that would benefit holders of A-Shares. In addition, there is no guarantee that an A-Shares quota will be sufficient for a portfolio’s intended scope of investment.

The regulations which apply to investments by RQFIIs and QFIIs, including the repatriation of capital, are relatively new. The application and interpretation of such regulations are therefore relatively untested. In addition, there is little precedent or certainty evidencing how such discretion may be exercised now or in the future; and even if there were precedent, it may provide little guidance as PRC authorities would likely continue to have broad discretion. Although the relevant QFII/RQFII regulations have recently been revised to relax the limitation on repatriation of capital, it is a very new development and therefore subject to uncertainties as to whether and how it will be implemented in practice.

Investment in eligible A-shares listed and traded on the SSE is now permitted through the Stock Connect program, though such securities may lose their eligibility at any time. Stock Connect is a securities trading and clearing program established by Hong Kong Securities Clearing Company Limited, the SSE and Chinese Securities Depositary and Clearing Corporation that aims to provide mutual stock market access between China and Hong Kong by permitting investors to trade and settle shares on each market through their local exchanges. A portfolio may invest in other investment companies that invest in A-shares through Stock Connect or on such other stock exchanges in China which participate in Stock Connect from time to time. Under Stock Connect, a portfolio’s trading of eligible A-shares listed on the SSE would be effectuated through its Hong Kong broker.

Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect’s Northbound Trading Link is subject to aggregate and daily investment quota limitations that require that buy orders for A-shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although a portfolio will be permitted to sell A-shares regardless of the quota balance). These limitations may restrict a portfolio from investing in A-shares on a timely basis, which could affect a portfolio’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. Investment in eligible A-shares through Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to a portfolio. A-shares purchased through Stock Connect generally may not be sold or otherwise transferred other than through Stock Connect in accordance with applicable rules. In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in A-shares through Stock Connect may subject a portfolio to a risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading. In addition, there is no assurance that the necessary systems required to operate Stock Connect will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.

Forward Commitments, When-Issued and Delayed Delivery Securities.    Forward commitments, including “TBA” (to be announced), when-issued and delayed delivery transactions arise when securities are

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purchased by a portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the portfolio at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a portfolio anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a portfolio purchases securities on a forward commitment, when-issued or delayed delivery basis, it does not pay for the securities until they are received. A portfolio is required to designate the segregation, either on the records of the Adviser or sub-adviser or with the portfolio’s custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the portfolio’s forward commitments, when-issued or delayed delivery commitments or to enter into offsetting contracts for the forward sale of other securities it owns. The availability of liquid assets for this purpose and the effect of asset segregation on a portfolio’s ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which a portfolio may purchase forward commitments, when-issued and delayed delivery securities. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of a portfolio’s other assets. Where such purchases are made through dealers, a portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a portfolio of an advantageous yield or price. Pursuant to recommendations of the Treasury Market Practices Group, which is sponsored by the Federal Reserve Bank of New York, a portfolio or its counterparty generally is required to post collateral when entering into certain forward-settling transactions, including without limitation TBA transactions.

A portfolio will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, a portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although a portfolio may close out its position prior to the settlement date by entering into a matching sales transaction. In general, a portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

A portfolio may purchase forward commitments and make commitments to purchase securities on a when-issued or delayed-delivery basis for any number of reasons, including to protect the value of portfolio investments, as a means to adjust a portfolio’s overall exposure, and to enhance the portfolio’s return. Purchases made in an effort to enhance a portfolio’s return may involve more risk than purchases made for other reasons. For example, by committing to purchase securities in the future, a portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a portfolio may have to sell assets that have been set aside in order to meet redemptions. In addition, if a portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a portfolio’s payment obligation).

Hybrid Instruments.    Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to

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prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a portfolio may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. The issuer or guarantor of a hybrid instrument may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. A portfolio that invests in hybrid instruments is subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a portfolio’s share price and income level.

Various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an OTC market without

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the guarantee of a central clearing organization or in a transaction between the portfolio and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which the portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures and most swaps by persons in the United States; the SEC, which regulates the offer and sale of securities by and to persons in the United States; or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a portfolio.

Illiquid Securities or Non-Publicly Traded Securities.    The inability of a portfolio to dispose of illiquid or not readily marketable investments promptly or at a reasonable price could impair a portfolio’s ability to raise cash for redemptions or other purposes. Generally, an illiquid security is any investment that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid securities may include unregistered securities, securities subject to contractual or legal restrictions on resale or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities generally are considered illiquid unless the Adviser or sub-adviser determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid even if they are not registered in the United States. Illiquid securities may be difficult for a portfolio to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by a portfolio may be subject to legal restrictions, which could be costly to the portfolio.

A portfolio may invest in “restricted securities,” which generally are securities that may be resold to the public only pursuant to an effective registration statement under the 1933 Act or an exemption from registration. Regulation S under the 1933 Act is an exemption from registration that permits, under certain circumstances, the resale of restricted securities in offshore transactions, subject to certain conditions, and Rule 144A under the 1933 Act is an exemption that permits the resale of certain restricted securities to qualified institutional buyers.

Rule 144A is designed to facilitate trading of restricted securities among qualified institutional investors. To the extent restricted securities held by a portfolio qualify under Rule 144A and an institutional market develops for those securities, the portfolio expects that it will be able to dispose of the securities without registering the resale of such securities under the 1933 Act. However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of a portfolio’s illiquidity. A portfolio might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

There is a large institutional market for certain securities that are not registered under the 1933 Act, which may include markets for repurchase agreements, commercial paper, foreign securities, municipal securities, loans and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

To the extent that a portfolio acquires shares of a registered investment company in accordance with Section 12(d)(1)(F) of the 1940 Act, the registered investment company is not obligated to redeem its shares in an amount exceeding 1% of its shares outstanding during any period of less than 30 days. Shares held by a portfolio in excess of 1% of a registered investment company’s outstanding securities therefore may, under certain circumstances, be considered not readily marketable securities, which, together with other such securities, are subject to the 15% limitation described above.

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Inflation-Indexed Securities.    Inflation-indexed securities are debt securities the principal value of which is adjusted periodically in accordance with changes in a measure of inflation. Inflation-indexed securities issued by the U.S. Treasury use the Consumer Price Index for Urban Consumers (“CPI-U”) published by the U.S. Bureau of Labor Statistics. See “U.S. Government Securities” below. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. Two structures for inflation-indexed securities are common: the U.S. Treasury and some other issuers utilize a structure that adjusts the principal value of the security according to the rate of inflation; most other issuers pay out the Consumer Price Index adjustments as part of a semi-annual coupon.

In the first, the interest rate on the inflation-indexed bond is fixed, while the principal value rises or falls semi-annually based on changes in a published measure of inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In the second, the inflation adjustment for certain inflation-indexed bonds is reflected in the semiannual coupon payment. As a result, the principal value of these inflation-indexed bonds does not adjust according to the rate of inflation.

In general, the value of inflation-indexed securities increases in periods of general inflation and declines in periods of general deflation. If inflation is lower than expected during the period a portfolio holds an inflation-indexed security, the portfolio may earn less on it than on a conventional bond. Inflation-indexed securities are expected to react primarily to changes in the “real” interest rate (i.e., the nominal, or stated, rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate U.S. Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

Any increase in the principal value of an inflation-indexed security is taxable in the taxable year the increase occurs, even though its holders do not receive cash representing the increase until the security matures, and the amount of that increase for a portfolio generally must be distributed each taxable year to its shareholders. See the “Taxation” section of this SAI. Thus, a portfolio that invests therein could be required, at times, to liquidate other investments in order to satisfy its distribution requirement.

Insured Bank Obligations.    The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. A portfolio may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless its manager determines that a readily available market exists for such obligations, a portfolio will treat such obligations as subject to the limit for illiquid investments unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Investment Company Securities.    A portfolio may invest in the securities of other investment companies, including ETFs, to the extent permitted under the 1940 Act and the rules, regulations, and exemptive orders thereunder. Investment company securities are securities of other open-end or closed-end investment companies or unit investment trusts. The 1940 Act generally prohibits a portfolio from acquiring more than 3% of the total outstanding voting shares of an investment company and limits such investments to no more than 5% of a portfolio’s total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a portfolio from acquiring in the aggregate more than 10% of the total outstanding voting shares of any registered closed-end investment company. Certain exceptions to these limitations are provided by the 1940 Act and the rules, regulations, and exemptive orders thereunder.

Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. In

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addition, certain types of investment companies, such as closed-end investment companies and ETFs, trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share. Such a premium or discount may impact the performance of a portfolio’s investment. Further, the securities of other investment companies may be leveraged. As a result, a portfolio may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies that use leverage may expose a portfolio to higher volatility in the market value of such securities and the possibility that the portfolio’s long-term returns on such securities will be diminished.

Exchange-Traded Funds (“ETFs”).    ETFs are a type of investment company (or similar entity) the shares of which are bought and sold on a securities exchange. An index-based ETF represents a portfolio of securities (or other assets) generally designed to track a particular market index or other referenced asset. A portfolio could purchase an index-based ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. Many ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as a portfolio) to invest in their shares beyond the statutory limits on investments in other investment companies described above, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A portfolio may rely on these exemptive orders in investing in ETFs. The risks of owning an index-based ETF generally reflect the risks of owning the underlying securities it is designed to track although lack of liquidity in an ETF could result in it being more volatile, and ETFs have fees which increase their costs. In addition, there is the risk that an index-based ETF may fail to closely track the index, if any, that it is designed to replicate. ETFs may also be actively managed. Actively managed ETFs are subject to management risk and may not achieve their objective if the ETFs manager’s expectations regarding particular securities or markets are not met. By investing in a portfolio that invests in ETFs, you will indirectly bear fees and expenses charged by the ETFs in which the portfolio invests in addition to the portfolio’s direct fees and expenses.

Passive Foreign Investment Companies.    A portfolio may purchase the securities of “passive foreign investment companies” (“PFICs”). In general, such companies have been the only or primary way to invest in countries that limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of a portfolio’s expenses (management fees and operating expenses), shareholders will also indirectly (through the portfolio) bear similar expenses of such investment funds. PFICs in which a portfolio may invest may also include foreign corporations other than such investment funds. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above, as well as certain adverse federal income tax consequences (see the section of this SAI entitled “Taxation”).

Investment Grade Securities.    Investment grade securities are securities rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), BBB or higher by Standard & Poor’s Global Ratings (“S&P”), or BBB or higher by Fitch Ratings Ltd. (“Fitch”), securities that are comparably rated by another rating agency, or unrated securities determined by the Adviser or sub-adviser to be of comparable quality. Bonds rated in the lower investment grade rating categories (or determined to be of comparable quality by the Adviser or sub-adviser) have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. If a security is downgraded, the Adviser or sub-adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of a portfolio.

Non-Investment Grade Securities or “Junk Bonds.”    Non-investment grade securities are securities rated Ba1 or lower by Moody’s or BB+ or lower by S&P or Fitch, securities that are comparably rated by another rating agency, or unrated securities determined by the Adviser or sub-adviser, as applicable, to be of comparable quality. Non-investment grade securities are commonly known as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and repay principal. Junk bonds may be issued as a consequence of corporate restructuring, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies and in other circumstances.

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Non-investment grade securities generally offer a higher current yield than that available for investment grade securities; however, they involve greater risks than investment grade securities in that they are especially sensitive to, and may be more susceptible to, real or perceived adverse changes in general economic conditions and in the industries in which the issuers are engaged, changes in the financial condition of, and individual corporate developments of, the issuers, and price fluctuations in response to changes in interest rates. Because a portfolio’s investments in non-investment grade securities involve greater investment risk than its investments in higher rated securities, achievement of the portfolio’s investment objective will be more dependent on a portfolio’s manager’s or sub-adviser’s analysis than would be the case if the portfolio were investing in higher rated securities.

Non-investment grade securities generally will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. Lower rated securities may experience substantial price declines when there is an expectation that issuers of such securities might experience financial difficulties. As a result, the yields on lower rated securities can rise dramatically. However, those higher yields may not reflect the value of the income stream that holders of such securities expect. Rather, those higher yields may reflect the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not occur.

During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full. Non-investment grade securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a non-investment grade security’s value will decrease in a rising interest rate market, as will the value of a portfolio’s investment in such securities. If a portfolio experiences unexpected net redemptions, this may force it to sell its non-investment grade securities, without regard to their investment merits, thereby decreasing the asset base upon which the portfolio’s expenses can be spread and possibly reducing the portfolio’s rate of return.

In addition, the market for non-investment grade securities generally is thinner and less active than that for higher rated securities, which may limit a portfolio’s ability to sell such securities at fair value in response to changes in the economy or financial markets. This potential lack of liquidity may make it more difficult for a portfolio’s manager or sub-adviser to value accurately certain portfolio securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade securities, especially in a thinly traded market. In periods of reduced market liquidity, junk bond prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Under such conditions, a portfolio may find it difficult to value its junk bonds accurately. Under such conditions, a portfolio may have to use subjective rather than objective criteria to value its junk bond investments accurately and rely more heavily on the judgment of such portfolio’s board of trustees. It is the policy of a portfolio’s manager or sub-adviser(s) not to rely exclusively on ratings issued by credit rating agencies but to supplement such ratings with their own independent and ongoing review of credit quality.

Prices for junk bonds also may be affected by legislative and regulatory developments. For example, the Tax Cuts and Jobs Act includes a provision limiting the deductibility of “business interest” expense, and from time to time, Congress has considered legislation to regulate corporate restructuring such as takeovers, mergers or leveraged buyouts. Such legislation could depress the prices of outstanding junk bonds.

Credit Ratings.    Moody’s, S&P, Fitch and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the

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ratings assigned to commercial paper and corporate bonds by Moody’s, S&P and Fitch is included in Appendix A to this SAI. The process by which Moody’s, S&P and Fitch determine ratings generally includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond’s rating. Subsequent to a bond’s purchase by a portfolio, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the portfolio. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of portfolio assets invested in certain securities or other instruments, or change in the average duration of a portfolio’s investment portfolio, resulting from market fluctuations or other changes in a portfolio’s total assets will not require a portfolio to dispose of an investment. A portfolio may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, a portfolio’s manager or sub-adviser, as applicable, will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer’s obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

Commodity-Linked Notes.    Commodity-linked notes are privately negotiated structured debt securities the amount of principal repayment and/or interest payments for which are linked to the return of an index that is representative of the commodities market or a segment thereof. They are available from a limited number of approved counterparties, and all invested amounts are exposed to the dealer’s credit risk. As such, commodity-linked notes are also subject to counterparty risk. Commodity-linked notes may be leveraged. Investments linked to the prices of commodities, including commodity-linked notes, are considered speculative. The values of commodity-linked notes are affected by events that might have less impact on the values of stocks and bonds. Prices of commodities and related contracts may fluctuate significantly over short periods due to a variety of factors, including changes in supply and demand relationships, weather, agriculture, fiscal, and exchange control programs, disease, pestilence, and international economic, political, military and regulatory developments. In addition, the commodity markets may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. These circumstances could adversely affect the value of the commodity-linked notes and make them more volatile than other types of investments. Commodity-linked notes may have substantial risks, including risk of loss of a significant portion of their principal value. Investments therein can also have adverse federal income tax consequences.

Exchange-Traded Notes (ETNs).    ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the

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performance of one or more underlying assets, reference rates or indices, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protection exists. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy. A portfolio’s decision to sell its ETN holdings may also be limited by the availability of a secondary market. If a portfolio must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. There may be restrictions on a portfolio’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. ETNs are also subject to counterparty credit risk and fixed income risk. Investments in ETNs may also have adverse federal income tax consequences. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how a Portfolio characterizes and treats ETNs and the net income and net realized gains therefrom for federal income tax purposes. Further, the IRS and Congress have, from time to time, considered proposals that would change the timing of recognition and character of net income and net realized gains from ETNs.

LIBOR Rate Risk. Many debt securities, Derivative Instruments and other financial instruments, including some portfolio investments, utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.

In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.

In July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time.

Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. Transition planning is ongoing, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Loans, Loan Participations, Assignments, and Other Direct Debt Instruments. Direct debt includes interests in loans, notes and other interests in amounts owed to financial institutions by borrowers, such as corporations and governments. Corporate and sovereign loans typically are structured and negotiated by a group of financial institutions and other investors that provide capital to the borrowers. In return, the

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borrowers pay interest and repay the loan’s principal. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default. If a portfolio does not receive scheduled interest or principal payments on such indebtedness, the portfolio’s share price and yield could be adversely affected. Loans and other direct debt instruments may pay fixed rates of interest or may pay floating interest rates that are reset periodically on the basis of a floating base lending rate, such as the London Interbank Offered Rate (LIBOR) plus a premium, a particular bank’s prime rate, the 90-day Treasury Department Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure. Corporate loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Unlike corporate loans, which are often secured, sovereign loans are typically unsecured. A portfolio may invest in secured and unsecured loans.

A portfolio may acquire a loan (1) directly at the time of the loan’s closing, (2) through a participation interest, which gives the portfolio the right to receive payments of principal, interest and/or other amounts only from the lender selling the participation interest and only when the lender receives the payments from the borrower, or (2) through an assignment in which the portfolio succeeds to the rights of the assigning lender and becomes a lender under the loan agreement.

Participation Interests.    In purchasing a loan participation, a portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. A portfolio’s rights under a participation interest with respect to a particular loan may be more limited than the rights of original lenders or of investors who acquire an assignment of that loan. In purchasing participation interests, a portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation interest (the “participating lender”) and only when the participating lender receives the payments from the borrower.

In a participation interest, a portfolio will usually have a contractual relationship only with the selling institution and not the underlying borrower. A portfolio normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the portfolio; thus, a portfolio will be subject to the risk that the lender may be unwilling or unable to do so. In such a case, a portfolio would not likely have any rights against the borrower directly. As a result, a portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In addition, a portfolio generally will have no right to object to certain changes to the loan agreement agreed to by the participating lender.

In buying a participation interest, a portfolio might not directly benefit from the collateral supporting the related loan and may be subject to any rights of set off the borrower has against the selling institution. In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the loan may be subject to certain defenses that can be asserted by the borrower as a result of any improper conduct of the participating lender. As a result, a portfolio may be subject to delays, expenses and risks that are greater than those that exist when the portfolio is an original lender or assignee.

Assignments.    When a portfolio purchases a loan by assignment, the portfolio typically succeeds to the rights of the assigning lender under the loan agreement and becomes a lender under the loan agreement. Subject to the terms of the loan agreement, a portfolio typically succeeds to all the rights and obligations under the loan agreement of the assigning lender. However, assignments may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Creditworthiness.    A portfolio’s ability to receive payment of principal, interest and other amounts due in connection with loans will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). In evaluating the creditworthiness of borrowers, the Adviser or sub-adviser may consider, and may rely in part, on analyses performed by others. Because loan

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interests may not be rated by independent rating agencies, the decision to invest in a particular loan may depend heavily on the credit analysis of the borrower by the Adviser, sub-adviser or the original lending institution. In selecting the loans and other direct indebtedness that a portfolio will purchase, the Adviser or sub-adviser will rely on its own credit analysis of the borrower and not solely on a lending institution’s credit analysis of the borrower. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In connection with the restructuring of a loan or other direct debt instrument outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

In buying a participation interest, a portfolio assumes the credit risk of both the borrower and the participating lender. If the participating lender fails to perform its obligations under the participation agreement, a portfolio might incur costs and delays in realizing payment and suffer a loss of principal or interest. If a participating lender becomes insolvent, a portfolio may be treated as a general creditor of that lender. As a general creditor, a portfolio may not benefit from a right of set off that the lender has against the borrower. A portfolio acquiring a participation interest will evaluate the creditworthiness of the participating lender or other intermediary participant selling the participation interest.

Agents.    Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions. In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders. Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. In asserting rights against a borrower, a portfolio normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of loans are subject to the claims of the agent’s general or secured creditors, a portfolio might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. A portfolio may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.

Collateral.    Loans that are fully secured offer a portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the collateral from a secured loan in which a portfolio invests can be promptly liquidated, or that its liquidation value will be equal to the value of the debt. In most loan agreements there is no formal requirement to pledge additional collateral if the value of the initial collateral declines. As a result, a loan may not always be fully collateralized and can decline significantly in value.

If a borrower becomes insolvent, access to collateral may be limited by bankruptcy and other laws. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. If a secured loan is foreclosed, a portfolio will likely be required to bear the costs and liabilities associated with owning and disposing of the collateral. There is also a possibility that a portfolio will become the owner of its pro rata share of the collateral which may carry additional risks and liabilities. In addition, under legal theories of lender liability, a portfolio potentially might be held liable as a co-lender. In the event of a borrower’s bankruptcy or insolvency, the borrower’s obligation to repay the loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the lending agent. Some loans are unsecured. If the borrower defaults on an unsecured loan, a portfolio will be a general creditor and will not have rights to any specific assets of the borrower.

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Liquidity.    Loans are generally subject to legal or contractual restrictions on resale. Loans are not currently listed on any securities exchange or automatic quotation system, and there may not be an active trading market for some loans. As a result, a portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The lack of a liquid secondary market may have an adverse impact on a portfolio’s ability to dispose of particular assignments or participations when necessary to meet redemptions of portfolio shares, to meet the portfolio’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. In addition, transactions in loan investments may take a significant amount of time to settle (i.e., more than seven days and up to several weeks or longer). Accordingly, the proceeds from the sale of a loan investment may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force a portfolio to liquidate other securities to meet redemptions and may present a risk that the portfolio may incur losses in order to timely honor redemptions. To the extent that the Adviser or sub-adviser determines that any such investments are illiquid, they will be subject to a portfolio’s restrictions on investments in illiquid securities.

Prepayment Risk.    The borrower in a loan arrangement may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. Due to prepayment, the actual maturity of loans is typically shorter than their stated final maturity calculated solely on the basis of the stated life and payment schedule. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among other things. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a portfolio derives interest income will be reduced. The effect of prepayments on a portfolio’s performance may be mitigated by the receipt of prepayment fees, and the portfolio’s ability to reinvest prepayments in other loans that have similar or identical yields. However, there is no assurance that a portfolio will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the prepaid loan.

Borrower Covenants.    Loan agreements, which set forth the terms of a loan and the obligations of the borrower and lender, contain certain covenants that mandate or prohibit certain borrower actions, including financial covenants that dictate certain minimum and maximum financial performance levels. Covenants that require the borrower to maintain certain financial metrics during the life of the loan (such as maintaining certain levels of cash flow and limiting leverage) are known as “maintenance covenants.” These covenants are included to permit the lender to monitor the financial performance of the borrower and declare an event of default if certain criteria are breached, allowing the lender to renegotiate the terms of the loan based upon the elevated risk levels or take other actions to help mitigate losses. “Covenant lite” loans contain fewer maintenance covenants than traditional loans, or no maintenance covenants at all, and may not include terms that permit the lender to monitor the financial performance of the borrower and declare an event of default if certain criteria are breached. This may hinder a portfolio’s ability to reprice credit risk associated with the borrower and reduce a portfolio’s ability to restructure a problematic loan and mitigate potential loss. A portfolio may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant lite loans than its holdings of loans with the usual covenants. As a result, a portfolio’s exposure to losses on covenant lite loans may be increased, especially during a downturn in the credit cycle.

Available Information.    Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific loan historically has been less extensive than if the loan were registered or exchange traded. Loans and certain other forms of direct indebtedness may not be considered “securities” under the federal securities laws, and therefore purchasers of such instruments (such as a portfolio) may not be entitled to the protections against fraud and misrepresentation contained in the federal securities laws. In the absence of definitive regulatory guidance, a portfolio relies on the Adviser’s or sub-adviser’s research in an attempt to avoid situations where fraud and misrepresentation could adversely affect a portfolio

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Fees and Expenses.    A portfolio may be required to pay and may receive various commissions and fees in the process of purchasing, holding and selling loans. The fee component may include any, or a combination of, the following elements: assignment fees, arrangement fees, nonuse fees, facility fees, letter of credit fees, and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing if for an extended period. The amount of fees is negotiated at the time of closing. In addition, a portfolio may incur expenses associated with researching and analyzing potential loan investments, including legal fees.

Leveraged Buy-Out Transactions.    Loans purchased by a portfolio may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

Obligations to Make Future Advances.    Certain of the loans and other direct indebtedness acquired by a portfolio may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, a portfolio would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. Such an obligation may have the effect of requiring a portfolio to increase its investment in a company at a time when a portfolio might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

Master Limited Partnerships.    Master limited partnerships (“MLPs”) are limited partnerships (or similar entities, such as limited liability companies) in which the ownership units (e.g., limited partnership interests) are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in oil and gas related businesses, including energy processing and distribution. Many MLPs are pass-through entities that generally are taxed at the unitholder level and are not subject to federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of such an MLP pass through directly to its unitholders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP. Investing in MLPs involves certain risks related to investing in their underlying assets and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is different than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. For example, although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to a unitholder even after it sells its units.

Mortgage-Backed or Mortgage-Related Securities.    Mortgage-related securities (i.e., mortgage-backed securities) (“MBS”) represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as the Government National Mortgage Association, or “Ginnie Mae”); issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the

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United States (such as by the Federal National Mortgage Association, or “Fannie Mae”, or the Federal Home Loan Mortgage Corporation, or “Freddie Mac” (collectively, the “GSEs”), and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private MBS may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.

Freddie Mac is a government-sponsored corporation owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.

Fannie Mae and Freddie Mac also securitize reperforming loans (“RPLs”), which are loans that have previously been delinquent but are current at the time they are securitized. For example, in Fannie Mae’s case, the RPLs are single-family, fixed rate reperforming loans that generally were previously placed in a mortgage backed securities trust guaranteed by Fannie Mae, purchased from the trust by Fannie Mae and held as a distressed asset after four or more months of delinquency, and subsequently became current (i.e., performing) again. Such RPLs may have exited delinquency through efforts at reducing defaults (e.g., loan modification). In selecting RPLs for securitization, Fannie Mae follows certain criteria related to the length of time the loan has been performing, the type of loan (single family, fixed rate), and the status of the loan as first lien, among other things. Fannie Mae may include different loan structures and modification programs in the future.

The U.S. Treasury historically has had the authority to purchase obligations of Fannie Mae and Freddie Mac. However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock. In September 2008, those capital concerns led the U.S. Treasury and the FHFA to announce that the GSEs had been placed in conservatorship. Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their MBS. While the MBS purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. However, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations into the future. In 2012, the FHFA initiated a strategic plan to develop a program related to credit risk transfers intended to reduce Fannie Mae’s and Freddie Mac’s overall risk through the creation of credit risk transfer assets (“CRTs”). CRTs come in two primary series: Structured Agency Credit Risk (“STACRs”) for Freddie Mac and Connecticut Avenue Securities (“CAS”) for Fannie Mae, although other series may be developed in the future. CRTs are typically structured as unsecured general obligations of either entity guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by GSEs or special purpose entities), and their cash flows are based on the performance of a pool of reference loans. Unlike traditional residential MBS securities, bond payments typically do not come directly from the underlying mortgages. Instead, the GSEs either make the payments to CRT investors, or the GSEs make certain payments to the special purpose entities and the special purpose entities make payments to the investors. In certain structures, the special purpose entities make payments to the GSEs upon the occurrence of credit events with respect to the underlying mortgages, and the obligation of the special purpose entity to make such payments to the GSE is senior to the obligation of the special purpose entity to make payments to the CRT investors. CRTs are typically floating rate securities

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and may have multiple tranches with losses first allocated to the most junior or subordinate tranche. This structure results in increased sensitivity to dramatic housing downturns, especially for the subordinate tranches. Many CRTs also have collateral performance triggers (e.g., based on credit enhancement, delinquencies or defaults, etc.) that could shut off principal payments to subordinate tranches. Generally, GSEs have the ability to call all of the CRT tranches at par in 10 years.

There remains significant uncertainty as to whether (or when) Fannie Mae and Freddie Mac will emerge from conservatorship, which has no specified termination date. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the GSEs is in serious question as the U.S. Government reportedly is considering multiple options, ranging on a spectrum from nationalization, privatization, consolidation, or abolishment of the entities. Congress is considering several pieces of legislation that would reform the GSEs, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues.

The FHFA and the U.S. Treasury (through its agreement to purchase GSE preferred stock) have imposed strict limits on the size of GSEs’ mortgage portfolios. In August 2012, the U.S. Treasury amended its preferred stock purchase agreements to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.

Under the direction of the FHFA, Fannie Mae and Freddie Mac entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (UMBS) (the Single Security Initiative). Under the Single Security Initiative, Fannie Mae and Freddie Mac started issuing UMBS in June 2019. Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a Fannie Mae or a Freddie Mac CMO or held for investment. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

Unlike MBS issued or guaranteed by the U.S. Government or one of the GSEs, MBS issued by private issuers do not have a government or GSE guarantee. Private issuers may purchase various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance, to support the timely payment of principal and interest of the underlying mortgage loans. However, there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. In addition, privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, private MBS may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The value of MBS may change due to shifts in the market’s perception of issuers and changes in interest rates. In addition, statutory and/or regulatory tax and/or other changes may adversely affect the mortgage securities market as a whole. Privately issued MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. MBS have yield and maturity characteristics corresponding to the underlying assets. Certain MBS may include securities backed by pools of mortgage loans made to borrowers with blemished credit histories (“subprime” loans). The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with respect to the borrower’s credit standing and repayment history. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain MBS include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

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MBS are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable MBS. In that event, the portfolio may be unable to invest the proceeds from the early payment of the MBS in an investment that provides as high a yield as the MBS. Consequently, early payment associated with MBS may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of MBS. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of MBS. Since the value of long-term securities generally fluctuates more widely in response to changes in interest rates than that of shorter-term securities, maturity extension could increase the inherent volatility of a portfolio. This is known as extension risk. If the life of a MBS is inaccurately predicted, a portfolio may not be able to realize the rate of return it expected. Under certain interest rate and prepayment scenarios, a portfolio may fail to recoup fully its investment in MBS notwithstanding any direct or indirect governmental or agency guarantee.

MBS are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the MBS in which a portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a portfolio to experience a loss equal to any unamortized premium.

A portfolio may invest in collateralized mortgage obligations (“CMOs”) and stripped MBS that represent a participation in, or are secured by, mortgage loans. Some MBS, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). MBS are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a portfolio would have the same effect as the prepayment of mortgages underlying other MBS. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a portfolio that invests in CMOs.

Stripped MBS are created when a U.S. government agency or a financial institution separates the interest and principal components of a MBS and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and

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special purpose entities of the foregoing. Stripped MBS are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying MBS, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. A portfolio may invest in both the IO class and the PO class. The prices of stripped MBS may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped MBS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped MBS. A rapid rate of principal prepayments may have a measurable adverse effect on a portfolio’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped MBS may be more volatile and less liquid than that for other MBS, potentially limiting the portfolio’s ability to buy or sell those securities at any particular time.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a portfolio may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class passthrough certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a portfolio’s investment objectives and policies, the portfolio may invest in various tranches of CMO bonds, including support bonds.

A portfolio may also invest in directly placed mortgages including residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a portfolio forecloses on any non-performing mortgage, it could end up acquiring a direct interest in the underlying real property and the portfolio would then be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. Investment in direct mortgages involve many of the same risks as investments in mortgage-related securities. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for anticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of a portfolio or the Adviser or sub-adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of the property containing such substances may be held responsible, under various

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laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

Mortgage Dollar Rolls.    A portfolio may enter into mortgage dollar rolls in which a portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date at a pre-determined price. During the roll period, a portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, a portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon a portfolio’s manager’s or sub-adviser’s ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. A “dollar roll” transaction can be viewed as a collateralized borrowing in which a portfolio pledges a mortgage-related security to a dealer to obtain cash. However, in a “dollar roll” transaction, the dealer with which a portfolio enters into a transaction is not obligated to return the same securities as those originally sold by the portfolio, but generally only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered. If the dealer files for bankruptcy or becomes insolvent, a portfolio’s right to repurchase or sell securities may be limited. Mortgage dollar rolls may be subject to leverage risks. In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate, which would increase costs and may increase a portfolio’s realized net gains that must be distributed to its shareholders. All cash proceeds from dollar roll transactions will be invested in instruments that are permissible investments for a portfolio. A portfolio will maintain until the settlement date the segregation, either on the records of a portfolio’s manager or sub-adviser or with its custodian, of cash or other liquid securities in an amount not less than the forward purchase price. Because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to the risks of investing in illiquid securities as well as to a portfolio’s overall limitations on investments in illiquid securities.

Municipal Securities.    A portfolio may invest in municipal securities (“municipals”), including residual interest bonds, which are debt obligations issued by local, state and regional governments that provide interest income that is excludable from gross income for federal income tax purposes (“excludable interest”). Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons, including: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds (“PABs”) are also considered municipals if the interest thereon is excludable interest (even though that interest may be an item of tax preference for purposes of the federal alternative minimum tax). PABs are issued by or on behalf of public authorities to obtain funds for various privately operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. PABs are ordinarily dependent on the credit quality of a private user, not the public issuer.

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The value of municipal securities can be affected by changes in the actual or perceived credit quality of the issuer, which can be affected by, among other things, the financial condition of the issuer, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, and political or economic developments in the region where the instrument is issued. Local and national market forces — such as declines in real estate prices or general business activity — shifting demographics or political gridlock may result in decreasing tax bases, growing entitlement budgets, and increasing construction and/or maintenance costs and could reduce the ability of certain issuers of municipal securities to repay their obligations. Those obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. Budgetary constraints may cause municipal securities to be more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the municipal securities markets could result in increased illiquidity, volatility and credit risk, and a decrease in the number of municipal securities investment opportunities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. These and other factors may adversely affect the value of a portfolio’s investments in municipal securities.

The perceived increased likelihood of default among issuers of municipal securities has resulted in constrained liquidity, increased price volatility and credit downgrades of issuers of municipal securities. Certain issuers of municipal securities have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for issuers of municipal securities to pay existing obligations. In addition, the lack of disclosure rules in this area can make it difficult for investors to obtain reliable information on the obligations underlying municipal securities. Adverse developments in the municipal securities market may negatively affect the value of all or a substantial portion of a portfolio’s holdings in municipal securities.

Options and Futures Transactions.    A portfolio may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities and to adjust the duration of fixed income investments. A portfolio may purchase, sell, or write call and put options and futures contracts on securities, financial indices, and foreign currencies and options on futures contracts.

The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the extremely high degree of leveraging involved in futures trading. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by a portfolio and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract or an option and the resulting inability to close a futures position or option prior to its maturity date. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.

Following is a description of specific Options and Futures Transactions. For information concerning the risks associated with utilizing options, futures contracts, and forward foreign currency exchange contracts, please see “Risks of Transactions in Options, Futures Contracts and Forward Currency Contracts.”

Futures Transactions.    A portfolio may utilize futures contracts. Futures contracts (a potentially high-risk investment) enable a portfolio to buy or sell an asset in the future at an agreed upon price. A futures contract is a bilateral agreement to buy or sell a security or other commodity (or deliver a cash settlement

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price, in the case of a contract relating to a rate or an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are listed for trading by boards of trade that have been designated “contracts markets” by the CFTC.

No purchase price is paid or received when the contract is entered into. Instead, a portfolio upon entering into a futures contract (and to maintain a portfolio’s open positions in futures contracts) would be required to designate the segregation, either on the records of a portfolio’s manager or sub-adviser or with a portfolio’s custodian, in the name of the futures broker an amount of cash, United States Government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.” The minimum margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. An individual broker, known as a futures commission merchant (“FCM”), may require a greater amount of margin for a particular customer depending upon an assessment of creditworthiness. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the maintenance margin level, the FCM will issue a margin call to restore the account to the initial margin level. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the FCM will transfer the excess to a portfolio. These subsequent payments called “variation margin,” to and from the FCM, may be required to be made on a daily or even intraday basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” A portfolio expects to earn interest income on its accounts that exceeds the margin level required by the FCM. However, any such income may be limited or minimal in a low interest rate environment.

A portfolio will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by a portfolio will usually be liquidated in this manner, the portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous for the portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Options on Futures Contracts.    A portfolio may purchase and write exchange-traded call and put options on futures contracts of the type which the particular portfolio is authorized to enter into. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires.

Options on futures contracts can be used by a portfolio to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If a portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

A portfolio will write only options on futures contracts that are “covered.” A portfolio will be considered “covered” with respect to a put option it has written if, so long as it is obligated as a writer of the put, the

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portfolio segregates, either on the records of its manager or sub-adviser or with its custodian, cash or other liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). A portfolio will be considered “covered” with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the portfolio owns a security deliverable under the futures contract. A portfolio will be considered “covered” with respect to a call option it has written on a securities index future if the portfolio owns, so long as the portfolio is obligated as the writer of the call, a portfolio of securities the price changes of which are, in the opinion of its manager or sub-adviser, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If a portfolio writes options on futures contracts, the portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the portfolio. If the option is exercised, the portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options Transactions.    A portfolio may also write and purchase put and call options. An option (another potentially high-risk security) is a contract that gives the holder of the option, in return for a premium, the right, but not the obligation, to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the asset underlying the option at a predetermined price, often at any time during the term of the option for American options or only at expiration for European options. (The writer of a put or call option would be obligated to buy or sell the underlying asset at a predetermined price during the term of the option.) A portfolio will write put and call options only if such options are considered to be “covered,” except as described below. A call option on a security is covered, for example, when the writer of the call option owns throughout the option period the security on which the option is written (or a security convertible into such a security without the payment of additional consideration). A put option on a security is covered, for example, when the writer of the put maintains throughout the option period the segregation, either on the records of a portfolio’s manager, sub-adviser or with its custodian, of cash or other liquid assets in an amount equal to or greater than the exercise price of the put option.

Writing Call Options.    A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, a portfolio will retain the full

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amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the portfolio’s holdings of securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities a portfolio intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

A portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a portfolio will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part.

Unlike the situation in which a portfolio owns securities not subject to a call option, a portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

When a portfolio writes a call option, an amount equal to the premium received by the portfolio is included in the portfolio’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or a portfolio enters into a closing purchase or sale transaction, the portfolio realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, a portfolio realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

A portfolio may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a “closing purchase transaction.” A portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by a portfolio. When an underlying security is sold from a portfolio’s securities portfolio, the portfolio will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

Writing Put Options.    The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. If a portfolio writes a put option, it will “cover” the position as required by the 1940 Act. A portfolio may “cover” a put option by, for example, maintaining the segregation, either on the records of a portfolio’s manager, sub-adviser or its custodian, of cash or other liquid assets having a value equal to or greater than the exercise price of the option.

A portfolio may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by a portfolio, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a portfolio receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

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A portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

Purchasing Put and Call Options.    A portfolio may purchase put options on securities to increase a portfolio’s total investment return or to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a portfolio will continue to receive interest or dividend income on the security. A portfolio may also purchase call options on securities to protect against substantial increases in prices of securities that a portfolio intends to purchase pending their ability to invest in an orderly manner in those securities. A portfolio may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

Interest Rate Futures Contracts.    Interest rate futures contracts are exchange-traded contracts for which the underlying reference asset is an interest-bearing fixed-income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The underlying reference asset for a U.S. Treasury futures contract is a U.S. Treasury security. The underlying reference asset for a Eurodollar futures contract is LIBOR; Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.

Interest rate futures contracts may be purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a portfolio’s current or intended investments in fixed-income securities. For example, if a portfolio owned long-term bonds and interest rates were expected to increase, the portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the portfolio’s portfolio. However, since the market for interest rate futures contracts may generally be more liquid than the cash market for individual bonds, the use of interest rate futures contracts as a hedging technique allows the portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of the portfolio’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value, or NAV, of the portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, the portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and the portfolio’s cash reserves could then be used to buy long-term bonds on the cash market.

Securities Index Futures Contracts.    A securities index futures contract is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index. Purchases or sales of securities index futures contracts may be used in an attempt to increase a portfolio’s total investment return or to protect a portfolio’s current or intended investments from broad fluctuations in securities prices. Additionally, through the use of index futures, a portfolio may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs that may be associated with investment in multiple issuers. This may permit a portfolio to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) that may result from increases or decreases in positions already held by a portfolio. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

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By establishing an appropriate “short” position in index futures, a portfolio may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a portfolio will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

A broad-based security index will generally have at least ten component issues, while a narrow-based security index will generally have nine or fewer. Futures contracts on a broad-based security index are subject to exclusive regulatory jurisdiction of the CFTC, while futures contracts on a narrow-based security index are a class of “security futures” subject to joint SEC-CFTC jurisdiction.

Securities Index Options.    A portfolio may write covered put and call options and purchase call and put options on securities indices for the purpose of increasing the portfolio’s total investment return or hedging against the risk of unfavorable price movements adversely affecting the value of a portfolio’s securities or securities it intends to purchase. A portfolio writes only “covered” options. A call option on a securities index is considered covered, for example, if, so long as a portfolio is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the portfolio’s manager or sub-adviser, expected to replicate substantially the movement of the index or indices upon which the options written by the portfolio are based. A put option on a securities index written by a portfolio will be considered covered if, so long as it is obligated as the writer of the put, the portfolio segregates, either on the records of its manager, sub-adviser or with its custodian, cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed “index multiplier.”

Securities index options are subject to exclusive SEC jurisdiction.

A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”) or the NYSE Composite Index, or a narrower market index such as the S&P 100 Index (a subset of the S&P 500 Index). Indices may also be based on an industry or market segment such as the NYSE Arca Oil and Gas Index or the NASDAQ Computer Index.

Over-the-Counter Options.    A portfolio may engage in over the counter put and call option transactions. Options traded in the OTC market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such OTC options, and the securities used as “cover” for such options, may be considered illiquid securities. A portfolio may enter into contracts (or amend existing contracts) with primary dealers with whom they write OTC options. The contracts will provide that a portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a portfolio for writing the option, plus the amount, if any, of the option’s intrinsic value (i.e., the amount the option is “in-the-money”). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written “out-of-the-money.” Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which a portfolio can repurchase the option at any time. A portfolio may be subject to the risk that firms participating in such transactions will fail to meet their obligations. Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a portfolio or fails to make a cash settlement

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payment due in accordance with the terms of that option, the portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. In instances in which a portfolio has entered into agreements with respect to the OTC options it has written, and such agreements would enable the portfolio to have an absolute right to repurchase at a pre-established formula price the OTC option written by it, the portfolio would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is “in-the-money,” i.e., the amount by which the price of the option exceeds the exercise price. Certain OTC options are considered to be swaps. For information concerning the risks associated with utilizing swaps, please see “Swaps.”

Limitations on Purchase and Sale of Options, Futures Contracts and Options on Futures Contracts.    A portfolio may invest in futures and options for hedging purposes, as well as non-hedging purposes, to the extent permitted in the portfolio’s respective prospectus and statement of additional information. In instances involving the purchase of futures contracts or the writing of put options thereon by a portfolio, an amount of cash and cash equivalents, equal to the cost of such futures contracts or options written (less any related margin deposits), will be designated either on the records of a portfolio’s manager, sub-adviser or with its custodian, thereby insuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of call options thereon by a portfolio, the portfolio generally will seek to, but is not required to, hold the securities underlying such futures contracts or options. In the case of index futures and related options, the portfolio may, but is not required to, own securities the price changes of which are, in the opinion of its manager or sub-adviser, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

Risks of Transactions in Options, Futures Contracts and Forward Currency Contracts

Options.    A closing purchase transaction for exchange-traded options may be made only on a national securities exchange (“exchange”). There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as OTC options, no secondary market on an exchange may exist. A liquid secondary market for particular options, whether traded OTC or on an exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If a portfolio is unable to effect a closing purchase transaction, the portfolio will not sell the underlying security until the option expires or the portfolio delivers the underlying security upon exercise.

Options traded in the OTC market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded OTC. A portfolio will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as “cover” for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a portfolio will not exactly match the composition of the securities indices on which options are written. There are a number of factors which may prevent derivatives or other strategies used by a portfolio from achieving desired correlation (or inverse correlation) with an index. These may include, but are

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not limited to: (i) the impact of a portfolio’s fees, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a portfolio and the determination of the net asset value of the portfolio’s shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a portfolio invests; (iv) a portfolio having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a portfolio (due to share purchases or redemptions, for example), potentially resulting in the portfolio being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a portfolio’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a portfolio in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

Futures.    The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In addition, transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a portfolio of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. A portfolio’s manager or its sub-adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the portfolio’s underlying instruments sought to be hedged.

Successful use of futures contracts by a portfolio for hedging purposes is also subject to the Adviser’s or a sub-adviser’s ability to correctly predict movements in the direction of the market and other economic factors. It is possible that, when a portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the portfolio’s portfolio might decline. If this were to occur, a portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments.

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Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although a portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a portfolio would continue to be required to make daily cash payments of variation margin. If a portfolio has insufficient cash, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

Foreign Options and Futures.    Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when a portfolio trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic exchange. In particular, funds received from a portfolio for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time a portfolio’s order is placed and the time it is liquidated, offset or exercised.

Foreign Currency Contracts.    A portfolio may also seek to enhance returns or hedge against a change in the value of a currency through use of currency futures or currency options. Hedging against a change in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Whether a currency hedge benefits a portfolio will depend on the ability of a portfolio’s manager or sub-adviser to predict future currency exchange rates.

The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a portfolio’s position, it may forfeit the entire amount of the premium plus related transaction costs.

Foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a portfolio if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

The cost to a portfolio of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the prevailing market conditions. Since transactions in foreign currency exchanges usually are conducted on a principal basis, no fees or commissions are involved.

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Participatory Notes.    A portfolio may invest in participatory notes (commonly known as “P-Notes”) issued by banks or broker-dealers that are designed to replicate the performance of certain issuers and markets. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. The performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with a portfolio. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a portfolio relies on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes. Participatory notes involve transaction costs. A portfolio’s ability to redeem or exercise a participation note generally is dependent on the liquidity in the local trading market for the security underlying the participation note. Participatory notes may be considered illiquid and, therefore, participatory notes considered illiquid will be subject to a portfolio’s percentage limitation on investments in illiquid securities.

Preferred Stocks.    Preferred stocks have the right to receive specified dividends before the payment of dividends on common stock. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds take precedence over the claims of owners of the issuer’s preferred and common stock. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies. If interest rates rise, the specified dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. The value of preferred stocks is sensitive to changes in interest rates and to changes in the issuer’s credit quality. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. Cumulative preferred stock requires the issuer to pay stockholders all prior unpaid dividends before the issuer can pay dividends on common stock, whereas non-cumulative preferred stock does not require the issuer to do so. Some preferred stocks also participate in dividends paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. A portfolio may treat such redeemable preferred stock as a fixed income security.

Precious Metals Risk.    Precious metals, such as gold and silver, generate no interest or dividends, and the return from investments in such precious metals will be derived solely from the gains and losses realized upon sale. Prices of precious metals may fluctuate, sharply or gradually, and over short or long periods of time. The prices of precious metals may be significantly affected by factors such as changes in inflation or expectations regarding inflation in various countries, the availability of supplies and demand, changes in industrial and commercial demand, developments in the precious metals mining industries, precious metals sales by governments, central banks or international institutions, investment speculation, hedging activity by producers, currency exchange rates, interest rates, and monetary and other economic policies of various governments. In addition, because the majority of the world’s supply of gold and silver is concentrated in a few countries, such investments may be particularly susceptible to political, economic and environmental conditions and events in those countries.

Real Estate Industry Investing.    Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include: the cyclical nature of real estate values, including the decline in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the

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appeal of properties to tenants, increases in interest rates and other real estate capital market influences. To the extent that assets underlying a portfolio’s investments are concentrated geographically, by property type or in certain other respects, the portfolio may be subject to certain of the foregoing risks to a greater extent. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of a portfolio’s investments.

Real Estate Investment Trusts. (“REITs”).    REITs pool investors’ funds for investment primarily in income-producing real estate or real estate related loans or interests. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. A REIT is not taxed on net income and net realized gains that it distributes to its owners if it complies with statutory and regulatory federal income tax requirements relating to its management, organization, ownership, assets and income and a statutory requirement that it distribute to its owners at least 90% of the sum of its REIT taxable income and certain other income for each taxable year. Various other countries have also adopted REIT-like structures that receive comparable tax treatment, provided that certain requirements are met. Failure by a REIT or REIT-like structure to meet such requirements may have adverse consequences on a portfolio that invests therein. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

A shareholder in a portfolio, by investing in REITs indirectly through the portfolio, will bear not only its proportionate share of the expenses of the portfolio, but also, indirectly, the management expenses of the underlying REITs. In addition, equity REITs may be affected by changes in the values of the underlying property they own, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects and risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and, with respect to domestic REITs, the possibility of failing (1) to qualify for tax-free “pass-through” under the Code of net investment income and net realized gains distributed to shareholders and (2) to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs holding those securities could end up holding the underlying real estate.

Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Risks associated with investments in securities of real estate companies include those discussed above in “Real Estate Industry Investing.”

Recent Market Conditions.    An outbreak of respiratory disease caused by a novel coronavirus (COVID-19) was first detected in China in late 2019 and subsequently spread globally. As of the date of this SAI, the impact of the outbreak has been rapidly evolving, and cases of the virus have continued to be identified in most developed and emerging countries throughout the world. The transmission of COVID-19 and efforts to contain its spread have resulted in significant disruptions to business operations, supply chains and customer

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activity, widespread business closures and layoffs, international, national and local border closings, extended quarantines and stay-at-home orders, event cancellations, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, as well as general concern and uncertainty that has negatively affected the global economy. These circumstances are evolving, and further developments could result in additional disruptions and uncertainty. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of the COVID-19 pandemic may last for an extended period of time and could result in a substantial economic downturn or recession.

Health crises caused by pandemics, such as the COVID-19 outbreak, may exacerbate other pre-existing political, social, economic, and financial risks. The impact of the coronavirus outbreak, and other epidemics and pandemics that may arise in the future, could result in a general decline in the global economy, and negatively affect the performance of individual countries, industries, or sectors in significant and unforeseen ways. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular companies, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. All of these risks may have a material adverse effect on the performance and financial condition of the securities in which a portfolio invests, and on the overall performance of a portfolio.

The U.S. federal government and certain foreign central banks have taken a variety of unprecedented actions to stimulate the economy and calm the financial markets. For example, in March 2020, the U.S. government adopted the largest economic stimulus package in recent history, estimated at $2 trillion, which is aimed at supporting American workers and businesses adversely affected by economic upheaval stemming from the COVID-19 pandemic. The law provides for loans and other disbursements to a wide swath of the economy, including direct payments to Americans and loans to large and small companies, as well as expanding unemployment insurance. The ultimate effect of these efforts is not yet known, and they may not be successful.

In the future, the U.S. federal government or other governments may take actions that could affect the overall economy as well as the securities in which a portfolio invests, the markets in which they trade, or the issuers of such securities, in ways that are unforeseen. Governmental and quasi-governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve (the “Fed”), have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. Certain of those policy changes have been or are being implemented or considered in response to the COVID-19 pandemic. The Fed has spent hundreds of billions of dollars to keep credit flowing through short-term money markets since mid-September 2019 when a shortage of liquidity caused a spike in overnight borrowing rates, and again in 2020 with large stimulus initiatives intended to respond to economic stresses stemming from the COVID-19 pandemic. The Fed has signaled that it plans to maintain its interventions at an elevated level. Changes in government policies or central banks could negatively affect the value and liquidity of a portfolio’s investments and cause it to lose money, and there can be no assurance that the initiatives undertaken by governments and central banks will be successful.

The COVID-19 outbreak, and future pandemics, could also impair the information technology and other operational systems upon which the Adviser relies, and could otherwise disrupt the ability of a portfolio’s service providers to perform essential tasks. Such impacts could impair a portfolio’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of a portfolio’s service providers, and negatively impact a portfolio’s performance. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately value its investments.

Markets generally and the energy sector specifically, including MLPs and energy companies in which certain portfolios invest, have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of the coronavirus

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and by price competition among key oil producing countries. The energy sector has experienced significant volatility in recent periods, including a historic drop in the price of crude oil and natural gas prices, and may continue to experience relatively high volatility for a prolonged period.

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. The rise in protectionist trade policies, and changes to some major international trade agreements and the potential for changes to others, could affect the economies of many countries in ways that cannot necessarily be foreseen at the present time. Political and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Financial markets in the United States and China have been sensitive to the outlook for resolving ongoing U.S.-China trade disputes.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the United States and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate change or other significant policy initiatives, whether brought about by U.S. policy makers or by dislocations in world markets. Extremely low or negative interest rates may become more prevalent. To the extent a portfolio has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the portfolio would generate a negative return on that investment. Similarly, negative rates on investments by a fund that is a money market fund would make it difficult, if not impossible, for the fund to maintain a stable $1 net asset value per share without financial support from the fund’s sponsor or other persons. There is no assurance that such support would be provided, which could lead to losses on investments in the fund, including on investments by a portfolio that uses the fund as an investment option for the portfolio’s uninvested cash. While negative yields may reduce the demand, liquidity and valuation of fixed income investments, investors may be willing to continue to purchase such investments for a number of reasons, including, but not limited to, price insensitivity, arbitrage opportunities across fixed income markets or rules-based investment strategies. If negative interest rates become more prevalent, investors may over time seek to reallocate assets to other income-producing assets or equity investments that pay a dividend, which may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives.

Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The United States is also said to be considering significant new investments in infrastructure, national defense and other spending priorities which, coupled with lower federal tax rates, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.

The implementation and the resulting impact of the United Kingdom’s January 31, 2020 departure from the European Union (the “EU”), commonly referred to as “Brexit,” remain uncertain. The effect on the economies of the United Kingdom and the EU will likely depend on the nature of trade relations between the United Kingdom and the EU and other major economies following Brexit, which are subject to negotiation. During a transition period that will extend to December 2020, and that can be extended for an additional period, the United Kingdom will have access to the EU single market and be subject to EU regulation. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies.

In addition, global climate change may have an adverse effect on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a storm-driven increase in flooding could cause coastal

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properties to lose value or become unmarketable altogether. Large wildfires driven by high winds and prolonged drought may devastate entire communities and may be very costly to any business found to be responsible for the fire or conducting operations in affected areas. These losses could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these effects might unfold. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may never recover their value.

Repurchase Agreements.    A repurchase agreement is a transaction in which a portfolio purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a portfolio upon acquisition is accrued as interest and included in the portfolio’s net investment income. Repurchase agreements generally result in a fixed rate of return insulated from market fluctuation during the holding period, and generally are used as a means of earning a return on cash reserves for periods as short as overnight.

Repurchase agreements may have the characteristics of loans by a portfolio. During the term of a repurchase agreement, a portfolio, among other things, (i) retains the securities or other obligations subject to the repurchase agreement, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the portfolio and its counterparty, as collateral securing the seller’s repurchase obligation, (ii) continually monitors on a daily basis the market value of the securities or other obligations subject to the repurchase agreement and (iii) requires the seller to deposit with the portfolio collateral equal to any amount by which the market value of the securities or other obligations subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

A portfolio intends to enter into repurchase agreements only in transactions with counterparties (which may include brokers-dealers, banks, U.S. government securities dealers and other intermediaries) believed by the portfolio’s manager or sub-adviser to present minimal credit risks. A portfolio generally will not enter into a repurchase agreement maturing in more than seven days. The SEC staff currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

Repurchase agreements carry certain risks, including risks that are not associated with direct investments in securities. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, a portfolio would look to the collateral underlying the seller’s repurchase agreement, including the securities or other obligations subject to the repurchase agreement, for satisfaction of the seller’s obligation to the portfolio. A portfolio’s right to liquidate the securities or other obligations subject to the repurchase agreement in the event of a default by the seller could involve certain costs and delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price (e.g., due to transactions costs or a decline in the value of the collateral), the portfolio could suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency.

Reverse Repurchase Agreements, Dollar Rolls and Sale-Buyback Transactions.    A portfolio may enter into reverse repurchase agreements and dollar rolls with brokers, dealers, domestic and foreign banks and/or other financial institutions. A portfolio may also enter into sale-buyback transactions and other economically similar transactions. Reverse repurchase agreements, dollar rolls and sale-buyback transactions may be

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viewed as the borrowing of money by a portfolio. See “Fundamental Restrictions” for more information concerning restrictions on borrowing by a portfolio. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

In a reverse repurchase agreement, a portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. During the term of the agreement, a portfolio retains ownership of the security and will continue to receive any principal and interest payments on the underlying security. A portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. If interest rates rise during a reverse repurchase agreement, it may adversely affect a portfolio’s net asset value.

In “dollar roll” transactions, a portfolio sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date at a pre-determined price. During the roll period, a portfolio would forego principal and interest paid on such securities. A portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. See “Mortgage Dollar Rolls” for more information.

A portfolio also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of a portfolio’s repurchase of the underlying security. A portfolio’s obligations under a sale-buyback typically would be offset by liquid assets in an amount not less than the amount of the portfolio’s forward commitment to repurchase the subject security.

At the time a portfolio enters into a reverse repurchase agreement, dollar roll or sale-buyback, it will maintain the segregation, either on the records of a portfolio’s manager, sub-adviser or with its custodian, of cash or other liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements, dollar rolls and sale-buybacks represent a form of leverage and their use by a portfolio may increase the portfolio’s volatility. Reverse repurchase agreements, dollar rolls and sale-buybacks involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a portfolio has sold but is obligated to repurchase. In addition, when a portfolio invests the proceeds it receives in a reverse repurchase agreement, dollar roll or sale buy-back, there is a risk that those investments may decline in value. Reverse repurchase agreements, dollar rolls and sale-buybacks also involve the risk that the buyer of the securities sold by a portfolio might be unable or unwilling to deliver them when that portfolio seeks to repurchase, which may result in losses to the portfolio. In the event the buyer of securities under a reverse repurchase agreement, dollar roll or sale-buyback files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a portfolio’s obligation to repurchase the securities, and a portfolio’s use of the proceeds of the agreement may effectively be restricted pending such decision, which could adversely affect the portfolio.

A portfolio’s investment of the proceeds of reverse repurchase agreements, dollar rolls and sale-buybacks may be viewed as creating leverage in the portfolio and as such involve leverage risk.

Time and Demand Deposits.    Time deposits are interest-bearing, non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of such deposits. There are no contractual restrictions on the right to transfer a beneficial interest in a time

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deposit to a third party, but there is no secondary market for such deposits. Demand deposits are accounts at banks and financial institutions from which deposited funds can be withdrawn at any time without notice to the depository institution. The majority of demand deposit accounts are checking and savings accounts.

A portfolio may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the limits on illiquid securities.

Time deposits are subject to the same risks that pertain to domestic issuers of money market instruments, most notably credit risk (and to a lesser extent, income risk, market risk, and liquidity risk). In addition, time deposits of foreign branches of U.S. banks and foreign branches of foreign banks may be subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent of government regulation of financial markets, and expropriation or nationalization of foreign issuers. Demand deposits are subject to general market and economic risks as they are usually considered part of the money supply. In addition, demand deposits are subject to risks of fraud. As access to demand deposits (e.g., via ATMs and online banking) has increased, so have the ways to carry out fraudulent schemes. Demand deposit fraud can take many forms, such as phishing schemes, cross-channel and check fraud.

Sectors.    From time to time, based on market or economic conditions, a portfolio may have significant positions in one or more sectors of the market. To the extent a portfolio invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or subsectors. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. A portfolio’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Communication Services Sector.    The communication services sector, particularly telephone operating companies, are subject to both federal and state government regulations. Many telecommunications companies intensely compete for market share and can be impacted by technology changes within the sector such as the shift from wired to wireless communications. In September 2018, the communication services sector was redefined to also include media, entertainment and select internet-related companies. Media and entertainment companies can be subject to the risk that their content may not be purchased or subscribed to. Internet-related companies may be subject to greater regulatory oversight given increased cyberattack risk and privacy concerns. Additionally, internet-related companies may not achieve investor expectations for higher growth levels, which can result in stock price declines.

Consumer Discretionary Sector.    The consumer discretionary sector can be significantly affected by the performance of the overall economy, interest rates, competition, and consumer confidence. Success can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products.

Consumer Staples Sector.    The consumer staples sector can be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, and environmental factors, as well as the performance of the overall economy, interest rates, consumer confidence, and the cost of commodities. Regulations and policies of various domestic and foreign governments affect agricultural products as well as other consumer staples.

Energy Sector.    The energy markets have experienced significant volatility in recent periods, including a historic drop in the price of crude oil and natural gas prices, and may continue to experience relatively high volatility for a prolonged period. To the extent that energy markets continue to experience these adverse conditions, this will adversely affect the ability of MLPs and energy companies in which a portfolio invests to sustain their historical distribution levels, which in turn, may adversely affect the portfolio.

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The energy sector is cyclical and highly dependent on commodities prices. The market values of companies in the energy sector may fluctuate widely and could be adversely affected by, among other factors, the levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on and the success of exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. The Middle East, where many companies in the energy sector may operate, has historically and recently experienced widespread social unrest. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife, natural disasters or other catastrophes. Any such event could result in a material adverse impact to a portfolio’s holdings and the performance of a portfolio. In addition, there is growing political pressure to reduce the use of fossil fuels, which could begin to impact the securities of companies in the fossil fuel industry and the prices of related commodities. Energy companies also may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or in the global economy. In addition, since the terrorist attacks in the United States on September 11, 2001, the U.S. government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure and production, transmission, and distribution facilities, might be future targets of terrorist activity.

Financials Sector.    The financials sector is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments that companies in this sector can make, and the interest rates and fees that these companies can charge. Profitability can be largely dependent on the availability and cost of capital and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Financial difficulties of borrowers can negatively affect the financials sector. Insurance companies can be subject to severe price competition. The financials sector can be subject to relatively rapid change as distinctions between financial service segments become increasingly blurred.

Health Care Sector.    The health care sector is subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability. Furthermore, the types of products or services produced or provided by health care companies quickly can become obsolete. In addition, pharmaceutical companies and other companies in the health care sector can be significantly affected by patent expirations.

Industrials Sector.    The industrials sector can be significantly affected by general economic trends, including employment, economic growth, and interest rates, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls, and worldwide competition. Companies in this sector also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Information Technology Sector.    The information technology sector can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. The issuers of technology securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

Materials Sector.    The materials sector can be significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import and export controls, and worldwide competition. At times,

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worldwide production of materials has exceeded demand as a result of over-building or economic downturns, which has led to commodity price declines and unit price reductions. Companies in this sector also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Utilities Sector.    The utilities sector can be significantly affected by government regulation, interest rate changes, financing difficulties, supply and demand of services or fuel, changes in taxation, natural resource conservation, intense competition, and commodity price fluctuations.

Short Sales.    A “short sale” is the sale by a portfolio of a security which has been borrowed from a third party on the expectation that the market price will drop. To complete such a transaction, a portfolio must borrow the security to make delivery to the buyer. The portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by a portfolio. Until the security is replaced, a portfolio is required to prepay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a portfolio also may be required to pay a premium, which would increase the cost of the security sold short. The net proceeds of a short sale will be retained by the sub-adviser (or by the portfolio’s custodian), to the extent necessary to meet margin requirements, until the short position is closed out. A portfolio will incur transaction costs in effecting short sales.

A portfolio generally will engage only in covered short sales. In a covered short sale, a portfolio either (1) enters into a “short sale” of securities in circumstances in which, at the time the short position is open, the portfolio owns an equal amount of the securities sold short or owns securities convertible or exchangeable, without payment of further consideration, into an equal number of securities sold short (also known as a short sale “against the box”), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short. A short sale may be entered into by a portfolio to, for example, lock in a sale price for a security the portfolio does not wish to sell immediately. To the extent that a portfolio engages in short sales, it will provide collateral to the broker-dealer arranging the short sale and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Adviser or sub-adviser determines to be liquid in accordance with procedures established by a portfolio’s board of trustees and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the portfolio replaces the borrowed security.

A portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. A portfolio may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a portfolio may be required to pay in connection with a short sale. There can be no assurance that a portfolio will be able to close out a short position at any particular time or an acceptable price.

Short-Term Investments.    Short-term investments include investments in various types of U.S. government securities and high-quality, short-term debt securities with remaining maturities of one year or less (“money market instruments”). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which a portfolio may invest include but are not limited to: government obligations, certificates of deposit, time deposits, bankers’ acceptances, commercial paper, short-term corporate securities and repurchase agreements. A portfolio may invest in both foreign and domestic money market instruments, including foreign currency, foreign time deposits and foreign bank acceptances of domestic branches of foreign banks and savings and loan associations and similar institutions.

Small Company Securities and Micro-Cap Company Securities.    Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a portfolio to buy or sell significant amounts of shares without an unfavorable

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impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones, and smaller companies may be dependent for management on one or a few key persons.

Micro-capitalization companies represent the smallest sector companies based on market capitalization. Micro-capitalization companies may be in their earliest stages of development and may offer unique products, services or technologies or may serve special or rapidly expanding niches. Micro-capitalization companies may be less able to weather economic shifts or other adverse developments than larger, more established companies and may have less experienced management and unproven track records. Micro-capitalization companies also may be more susceptible to setbacks or economic downturns. Micro-capitalization securities are generally subject to the same risks as small-capitalization securities. However, micro-capitalization securities may involve even greater risk because they trade less frequently than larger stocks and may be less liquid, subjecting them to greater price fluctuations than larger company stocks.

Small-cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a portfolio of portfolio securities to meet redemptions or otherwise may require the portfolio to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the investment manager’s judgment, such disposition is not desirable.

Structured Products.    A portfolio may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.

Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a portfolio to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of a portfolio.

Credit-Linked Securities.    Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a portfolio may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing

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securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a portfolio would receive as an investor in the trust. A portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Structured Notes.    Structured notes are derivative debt instruments, the terms of which may be “structured” by the purchaser and the borrower issuing the note. The amount of principal repayment and/or interest payments on structured notes is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. The credit risk of structured notes that involve no credit enhancement generally will be equivalent to that of the underlying instruments. In addition, a class of structured notes that is subordinated to the right of payment of another class typically has higher yields and presents greater risks than a class of structured notes that is unsubordinated.

Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities. In addition, the terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Certain issuers of structured notes may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a portfolio’s investment in these structured notes may be limited by restrictions contained in the 1940 Act. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes. The possible lack of a liquid secondary market for structured notes and the resulting inability of a portfolio to sell a structured note could expose the portfolio to losses and could make structured notes more difficult for the portfolio to value accurately.

Swaps.    Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. A “standard” swap contract is an agreement between two parties to exchange the return generated by one asset for the return (or differential in rate of return) generated by another asset. The payment streams are calculated by reference to a specified asset, such as a specified security or index, and agreed upon “notional amount” (e.g., a particular dollar amount invested in a specified security or index). The “notional amount” of the swap agreement is used as a basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, price indices, fixed income indices, stock indices and commodity indices (as well as amounts derived

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from arithmetic operations on these indices). For example, a portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index or to swap a single or periodic fixed amount(s) (or premium) for periodic amounts based on the movement of a specified index.

With respect to swaps, if the underlying reference asset is a broad-based security index (generally, an index of securities having at least 10 component issues), the instrument will generally be classified as a swap, which means that it is fully subject to CFTC jurisdiction. If the underlying reference asset is a narrow-based security index (generally, an index of securities having nine or fewer component issues), the instrument will generally be classified as a “security-based swap,” which is subject to the antifraud, antimanipulation and insider trading jurisdiction of the SEC. However, if the parties to the transaction or a third-party created the underlying index, and the transaction’s governing documents permit substitution of the component stocks comprising the index, the index would always be deemed narrow-based, even if it had 10 or more component securities at all times, and even if no actual substitution of component stocks were made. If the underlying reference asset is a narrow-based security index, the instrument will be classified as a security-based swap and subject only to the full jurisdiction of the SEC.

Swap agreements historically have been individually negotiated and most swap agreements are currently traded over the counter. Certain standardized swaps currently are, and more in the future will be, centrally cleared and traded on either a swap execution facility or a designated contract market. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. For example, swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction. For example, an investor could lose margin payments it has deposited with its FCM as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. As noted above, regulators have adopted regulations governing margin on uncleared swaps. Although margin posting requirements may vary depending on the size of a portfolio and other factors, the initial margin required for uncleared swaps is likely to exceed the amount required under the rules of a clearinghouse and by a clearing member FCM, because the timeframe that initial margin on uncleared swaps is designed to cover is longer than for cleared swaps.

To the extent a swap is not centrally cleared, the use of a swap involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to a portfolio. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. If a default occurs by the counterparty to such a transaction, a portfolio may have contractual remedies pursuant to the agreements related to the transaction.

A portfolio will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the portfolio receiving or paying, as the case may be, only the net amount of the two payments). Thus, a portfolio’s obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by, for example, designating the segregation, either on the records of the Adviser or sub-adviser or with the applicable trust’s custodian, of cash, receivables or other liquid assets. To the extent that the net amount owed to a swap counterparty is covered by an offsetting position or with cash, receivables or liquid

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assets, the Adviser or sub-adviser believes that such obligation does not constitute a “senior security” under the 1940 Act and, accordingly, will not treat it as being subject to a portfolio’s senior security or borrowing restrictions. With respect to swap transactions that are not entered into on a net basis, a portfolio will cover its obligation under any such transaction in a manner consistent with the 1940 Act so that the obligation does not constitute a “senior security” under the 1940 Act. A portfolio may enter into swap transactions in accordance with guidelines established by the board of trustees. Pursuant to these guidelines, a portfolio may only enter into swap transactions where the Adviser or sub-adviser has deemed the counterparties to be creditworthy and such counterparties have been approved by the Adviser or sub-adviser.

Swaps generally do not involve the delivery of securities, other underlying assets, or principal. Accordingly, unless there is a counterparty or clearinghouse default, the risk of loss with respect to swaps is limited to the net amount of payments a portfolio is contractually obligated to make. If the other party to a swap defaults, a portfolio’s risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation and in some cases transacting in swaps that are centrally cleared and exchange traded. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and generally will not be centrally cleared or traded on an exchange and, accordingly, they are less liquid than traditional swap transactions. For purposes of applying a portfolio’s investment policies and restrictions (as stated in a portfolio’s prospectus and this SAI), swap agreements generally are valued by the portfolio at market value. In addition, because they are two party contracts and because they may have terms greater than seven days, some swap agreements may be considered to be illiquid.

The use of swaps is a highly specialized activity that involves investment techniques and risks (such as counterparty risk) different from those associated with ordinary portfolio securities transactions. If a portfolio’s manager or sub-adviser is incorrect in its forecasts of applicable market factors, such as market values, interest rates, and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used. The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act on July 21, 2010. The Dodd-Frank Act changed the way the U.S. swap market is supervised and regulated. Developments in the swaps market, including under final implementing regulations adopted under the Dodd-Frank Act, will adversely affect a portfolio’s ability to enter into certain swaps in the OTC market (and require that certain of such instruments be exchange-traded and centrally-cleared). Dodd-Frank Act developments could also adversely affect a portfolio’s ability to support swap trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments. As discussed above, regulations have been adopted by the CFTC and banking regulators that require a portfolio to post margin on OTC swaps, and would eventually require posting of initial margin if the portfolio has a “material swaps exposure,” and clearing organizations and exchanges require minimum margin requirements for exchange-traded and cleared swaps. These changes under the Dodd-Frank Act may increase the cost of a portfolio’s swap investments, which could adversely affect portfolio investors.

A portfolio may enter into a variety of swap transactions, including total return swaps, inflation swaps, currency swaps, interest rate swaps, caps, floors, swaptions, credit default swaps, and contracts for difference.

Total return swap agreements are contracts in which one party agrees to make periodic payments to another party during a specified period of time based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements are often used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The value of the swap position as well as the payments required to be made by a portfolio or a counterparty will increase or decrease depending on the changes in the value of the underlying asset(s).

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Inflation swaps into which a portfolio may enter generally are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other party pays a compounded fixed rate.

Currency swaps involve the exchange by one party with another party of a series of payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a portfolio may enter into currency swaps that involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Interest rate swaps involve the exchange between two parties of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. Caps and floors may be less liquid than swaps. In addition, the value of interest rate transactions will fluctuate based on changes in interest rates.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receive swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. A purchaser of a swaption risks losing only the amount of the premium it has paid should it decide to let the option expire, whereas the seller of a swaption is subject to the risk that it will become obligated if the option is exercised. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

A portfolio also may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a portfolio. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, which is typically between one month and ten years, provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A portfolio may be either the buyer or seller in the transaction. If a portfolio is a buyer and no credit event occurs, the portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the portfolio generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. In this connection, there is a risk that instability in the markets can threaten the ability of a buyer to fulfill its obligation to deliver the underlying securities to the seller. As a seller, a portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. However, if a credit event occurs, the portfolio generally must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the seller, a portfolio would effectively add leverage because, in addition to its total net assets, a portfolio would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk,

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counterparty risk and credit risk. A portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the portfolio). In connection with credit default swaps in which a portfolio is the buyer, the portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the portfolio’s exposure (any accrued but unpaid net amounts owed by the portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a portfolio is the seller, the portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the portfolio). Such segregation or “earmarking” is intended to ensure that a portfolio has assets available to satisfy its obligations with respect to the transaction and limit any potential leveraging of the portfolio. Such segregation or “earmarking” will not limit a portfolio’s exposure to loss. To the extent that credit default swaps are entered into for hedging purposes or are covered as described above, the Adviser believes such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, will not treat them as being subject to a portfolio’s senior security and borrowing restrictions.

In the case of a credit default swap sold by a portfolio (i.e., where the portfolio is selling credit default protection), the portfolio may value the credit default swap at its notional amount in applying certain of the portfolio’s investment policies and restrictions, but may value the credit default swap at market value for purposes of applying certain of the portfolio’s other investment policies and restrictions.

A contract for difference (“CFD”) offers exposure to price changes in an underlying security (e.g., a single security, stock basket or index) without ownership of such security, typically by providing investors the ability to trade on margin. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the notional value of the underlying instrument at the opening of the contract and that instrument’s notional value at the end of the contract. The buyer and seller are both required to post margin, which is adjusted daily, and adverse market movements against the underlying instrument may require the buyer to make additional margin payments. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer’s initiative.

By entering into a CFD, a portfolio could incur losses because it would face many of the same types of risks as owning the underlying instrument directly. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin, and this may be on short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which a portfolio would be liable. As with other types of swap transactions, CFDs also carry counterparty risk, which is the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract, in which case the value of the contract, and of a portfolio’s shares, may be reduced.

U.S. Government Securities.    U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. Examples of obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or its instrumentalities include securities issued or guaranteed by government agencies that are supported by the full faith and credit of the U.S. government (e.g., securities issued by the Federal Housing Administration, Export-Import Bank of the U.S., Small Business Administration, and Ginnie Mae); securities issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (e.g., securities issued by Fannie Mae or Freddie Mac); and securities issued or guaranteed by

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government agencies that are supported primarily or solely by the credit of the particular agency (e.g., Interamerican Development Bank, the International Bank for Reconstruction and Development, and the Tennessee Valley Authority). As a result of market influences, yields of short-term U.S. Treasury debt instruments are near historic lows. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises in the future, and the U.S. government may be unable to pay debts when due.

U.S. government securities also include Treasury inflation-indexed securities (originally known as Treasury inflation-protected securities or “TIPS”), which are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. TIPS have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. Interest on TIPS is payable semiannually on the inflation-adjusted principal value. The periodic adjustment to the principal value of TIPS is tied to the CPI-U, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services. The principal value of TIPS would decline during periods of deflation and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced, but the principal amount payable at maturity would not be less than the original par amount. The value of TIPS is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. If inflation is lower than expected while a portfolio holds TIPS, the portfolio may earn less on the TIPS than it would on conventional Treasury bonds. Any increase in the principal value of TIPS is taxable in the taxable year the increase occurs, even though holders do not receive cash representing the increase at that time. See the “Taxation” section of this SAI.

U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than that of U.S. Treasury bills with comparable maturities.

In August 2011, S&P downgraded its long-term sovereign credit rating on the U.S. from “AAA” to “AA+”. A further downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could result in higher interest rates for individual and corporate borrowers, cause disruptions in bond markets and have a substantial negative effect on the U.S. economy.

Variable Rate Notes.    The commercial paper obligations that a portfolio may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., the “Master Note”) permit a portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the portfolio as lender and the issuer as borrower. It permits daily changes in the amounts borrowed. A portfolio has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between a portfolio and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. A portfolio has no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the sub-adviser will consider the earning power,

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cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously.

Warrants.    Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a high risk investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. A warrant ceases to have value if it is not exercised prior to its expiration date. As a result, warrants may be considered more speculative than certain other types of investments.

Zero-Coupon Bonds and Payment In-Kind Bonds.    Zero-coupon bonds are issued at a significant discount from their principal amount (referred to as “original issue discount” or “OID”), generally pay interest only at maturity rather than at intervals during the life of the security, and are redeemed at face value when they mature. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds in additional bonds rather than in cash. Zero-coupon and payment-in-kind bonds thus allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, those bonds may involve greater credit risks, and their value is subject to greater fluctuation in response to changes in market interest rates, than bonds that pay current interest in cash. Even though such bonds do not pay current interest in cash, a portfolio that invests in them is nonetheless required annually to accrue as interest income a portion of the OID on zero-coupon bonds and to include in gross income the “interest” on payment-in-kind bonds for federal income tax purposes and generally to distribute the amount of that interest at least annually to its shareholders. See the “Taxation” section of this SAI. Thus, a portfolio that invests in such bonds could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Portfolio Turnover.    The length of time a portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a portfolio is known as “portfolio turnover.” High portfolio turnover may result from the strategies of a portfolio’s Adviser or sub-adviser(s) or when one sub-adviser replaces another, necessitating changes in the portfolio it advises. Portfolio turnover may vary significantly from year to year due to a variety of factors within and outside the control of a portfolio, the Adviser and the sub-adviser(s), including a fluctuating volume of shareholder purchase and redemption orders, market conditions, changes in the Adviser’s or sub-adviser’s investment outlook or changes in the sub-adviser(s) managing the portfolio. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the portfolio and its shareholders. A portfolio’s Adviser or sub-adviser will consider the economic effects of portfolio turnover but generally will not treat a portfolio’s annual portfolio turnover rate as a factor preventing a sale or purchase when the Adviser or sub-adviser believes investment considerations warrant such sale or purchase. In a portfolio with more than one sub-adviser, decisions to buy and sell securities for the portfolio are made by a sub-adviser independently from other sub-advisers. Thus, one sub-adviser could decide to sell a security when another sub-adviser decides to purchase the same security, thereby increasing a portfolio’s portfolio turnover rate.

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Portfolio turnover may vary greatly from year to year as well as within a particular year. The portfolio turnover rates for a portfolio are disclosed in the sections “Portfolio Turnover” and “Financial Highlights” of the portfolio’s prospectus.

A portfolio may engage in roll-timing strategies where the portfolio seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or to-be-announced (“TBA”) transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable a portfolio to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. Similarly, as certain standardized swap agreements transition from over-the-counter trading to mandatory exchange-trading and clearing due to the implementation of Dodd-Frank Act regulatory requirements, a portfolio may “roll” an existing over-the- counter swap agreement by closing out the position before expiration and contemporaneously entering into a new exchange-traded and cleared swap agreement on the same underlying asset with substantially similar terms except for a later expiration date. These types of new positions opened contemporaneously with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.” Certain investment restrictions, which normally apply at the time of investment, do not apply to Roll Transactions. A portfolio will test for compliance at the time of the portfolio’s initial entry into a position, but percentage limitations and absolute prohibitions may not be applicable to a portfolio’s subsequent acquisition of securities or instruments through a Roll Transaction.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Trust has adopted a Portfolio Holdings Disclosure Policy (the “Policy”) to govern the disclosure of the portfolio holdings of each series of the Trust. It is the policy of the Trust to protect the confidentiality of material, non-public information about the Portfolio’s portfolio holdings and to prevent the selective disclosure of such information.

The Portfolio will publicly disclose its holdings in accordance with regulatory requirements in filings with the SEC, including the annual and semi-annual reports to shareholders which are transmitted to shareholders within 60 days after the end of each fiscal year and fiscal half-year, respectively, for which the reports are made, and filed with the SEC on Form N-CSR within ten days after the reports are transmitted to shareholders. Monthly portfolio holdings reports on Form N-PORT are filed with the SEC within 60 days after the end of each fiscal quarter, and the Portfolio’s complete portfolio holdings as of its first and third fiscal quarter ends are made publicly available 60 days after the end of each quarter. Reports on Forms N-CSR and N-PORT are available on the SEC’s website at http://www.sec.gov. The Trust’s annual and semi-annual reports to shareholders are also available without charge on its website at www.axa-equitablefunds.com.

The Trust generally makes publicly available on its website (www.axa-equitablefunds.com) portfolio holdings information for the Portfolio as follows:

The Portfolio will disclose its top portfolio holdings (typically, the Portfolio’s top fifteen (15) holdings) on a quarterly basis. Copies of such information are also available upon request to the Trust. Except as noted below, all such information generally is released with a 30-day lag time, meaning the top fifteen (15) portfolio holdings information as of the end of the quarter generally is not released until the 30th day following such quarter-end.

The Trust, through the Adviser, may provide non-public portfolio holdings information to certain third-parties prior to the release of such information to the public as described above. The Adviser currently has ongoing arrangements with the Trust’s Administrator (FMG LLC), Sub-Administrator and Custodian (JPMorgan Chase Bank, N.A.), a provider of execution management services (Neovest, Inc.), certain third-party data services (Thomson Reuters Vestek, Bloomberg PLC), mutual fund evaluation services (Broadridge Financial Solutions, Inc. and Morningstar, Inc.) and consultants (Rocaton Investment Advisors, LLC). Each of these third parties receives portfolio holdings information at month end, with the exception of FMG LLC, JPMorgan Chase Bank,

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N.A., Neovest, Inc. and Thomson Reuters Vestek, which receive such information daily. Each of these third parties, either by explicit agreement or by virtue of its respective duties to the Trust, is subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

In addition, current non-public portfolio holdings information may be provided as frequently as daily as part of the legitimate business purposes of the Portfolio to service providers that have contracted to provide services to the Trust, and other organizations, which may include, but are not limited to: AXA Equitable Life Insurance Company; the Adviser; the Sub-Advisers; transition managers; the independent registered public accounting firm (PricewaterhouseCoopers LLP); the transfer agent; counsel to the Portfolio or the non-interested trustees of the Trust (K&L Gates LLP and Morgan, Lewis & Bockius LLP, respectively); regulatory authorities and courts; the Investment Company Institute; pricing services (Pricing Direct Inc., ICE Data Services, Investment Technology Group, Inc., Bank of America Merrill Lynch, Bloomberg L.P, Thomson Reuters Markets PLC, MarkIt Group Limited); peer analysis services; performance review services (eVestment Alliance); back office services (SunGard Financial, The Bank of New York Mellon Corporation, FIS Global); research tool/quote system (Thomson Reuters); trade execution management and/or analysis (Elkins McSherry Inc., FX Transparency, LLC); data consolidator (Electra); trade order management services (Investment Technology Group Inc., Macgregor XIP, Charles River); books and records vendor; GIPS auditor; marketing research services (Strategic Insight); portfolio analysis services (Barra TotalRisk System); commission tracking; accounting systems or services (Advent Software, Eagle Investment Systems Corp., Portia); transition management/brokerage services software vendors (CDS/Computer, The Abernathy MacGregor Group, OMGEO LLC, Radianz); analytic services or tools (Confluence Technologies, Inc., FactSet Research Systems Inc., Investment Technology Group, Inc., MSCI Inc., Citigroup Analytics, Inc., Wilshire Analytics/Axiom, Wilshire (Compass)); legal services (Financial Recovery Technologies); compliance services (TerraNua); corporate actions and trade confirmation (Brown Brothers Harriman & Co.); over the counter derivative products and portfolio holdings (State Street Bank and Trust Company); ratings agencies (Standard & Poor’s Financial Services LLC (a division of The McGraw-Hill Companies), Moody’s Investor Service, Inc.); index providers; consulting firms (Ernst & Young, ACA Compliance); data providers (InvestorForce); broker-dealers who provide execution or research services to the Portfolio; broker-dealers who provide quotations that are used in pricing; financial printers (Donnelley Financial Solutions); proxy voting services (Riskmetrics Group, Inc., Broadridge Financial Solutions, Inc., Glass Lewis & Co., Institutional Shareholder Services, Inc.); marketing services (Primelook, Inc.); 401(k) administrator (Hewitt Associates); tax services (Wolters Kluwer Financial Services, Deloitte, KPMG); and liquidity risk management services (State Street Bank and Trust Company, BlackRock, Inc.). The Sub-Advisers may contract with additional third parties to provide services to the Trust. The entities to which the Portfolio voluntarily provides portfolio holdings information, either by explicit agreement or by virtue of their respective duties to the Portfolio, are subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

On a case-by-case, “need to know” basis, the Trust’s Chief Financial Officer or Vice President, subject to the approval of FMG LLC’s Legal and Compliance Group and the Trust’s Chief Compliance Officer, may approve the disclosure of additional portfolio holdings information if such information is in the best interests of Portfolio shareholders. In all cases, the approval of the release of non-public portfolio holdings information by FMG LLC’s Legal and Compliance Group must be based on a determination that such disclosure is in the best interests of the Portfolio and its shareholders, that there is a legitimate business purpose for such disclosure, and that the party receiving such information is subject to a duty to treat the information confidentially and a duty not to trade on such information. The Trust does not disclose portfolio holdings to the media.

FMG LLC is responsible for administering the release of portfolio holdings information with respect to the Portfolio. Until particular portfolio holdings information has been released to the public, and except with regard to the third parties described above, no such information may be provided to any party without the approval of FMG LLC’s Legal and Compliance Group, which approval is subject to the conditions described above. No compensation is received by the Trust, the Adviser or any other person in connection with their disclosure of portfolio holdings information.

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FMG LLC’s Legal and Compliance Group and the Trust’s Chief Compliance Officer monitor and review any potential conflicts of interest between the Portfolio’s shareholders and the Adviser, distributor and their affiliates that may arise from the potential release of portfolio holdings information. The Trust’s Board has approved the Policy and determined that it is in the best interest of the Portfolio. The Board must also approve any material change to the Policy. The Board oversees implementation of the Policy and receives from the Trust’s Chief Compliance Officer quarterly reports regarding any violations of the Policy or exceptions to the Policy that were granted by FMG LLC’s Legal and Compliance Group.

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MANAGEMENT OF THE TRUST

The Board of Trustees

The Trust’s Board is responsible for the overall management of the Trust and the Portfolio, including general supervision and review of the Portfolio’s investment activities and their conformity with federal and state law as well as the stated policies of the Portfolio. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees of the Trust are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information. The registered investment companies in the fund complex include the Trust, EQ Advisors Trust and 1290 Funds. All of the Trustees are also Trustees of the two other registered investment companies in the fund complex.

The Trustees

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee

Interested Trustee
Steven M. Joenk* 1290 Avenue of the Americas New York, New York 10104 (1958)	Trustee, Chief Executive Officer and President	Trustee from September 2004 to present; Chief Executive Officer from December 2002 to present; President from November 2001 to present; Chairman of the Board from September 2004 through September 30, 2017	From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, FMG LLC; from April 2017 to 2019, Senior Vice President and Chief Investment Officer of AXA Financial, Inc.; from April 2017 to present, Chief Investment Officer and from September 1999 to present, Managing Director, AXA Equitable.	145	None.

Independent Trustees
Mark A. Barnard c/o EQ Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1949)	Trustee	From April 2017 to present	Retired. From 1995 to 1998, Manager of Private Investments, from 1998 to 2001, Director of Private Investments, and from 2001 to 2016, Managing Director — Private Investments, Howard Hughes Medical Institute; from 1985 to 1992, Assistant Director of Real Estate, and from 1992 to 1995, Associate Director of Real Estate, Massachusetts Institute of Technology.	145	None.

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Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Thomas W. Brock c/o EQ Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1947)	Trustee	From April 2017 to present	Retired. From June 2016 to May 2017, Director, President and Chief Executive Officer, and from January 2016 to June 2016, Director and interim President and Chief Executive Officer, Silver Bay Realty Trust Corp.; from 2006 to 2012, Chief Executive Officer and Co-Founder of Stone Harbor Investment Partners.	145	From 2016 to present, Chair, and from 2005 to present, Director and Audit Committee Member, Liberty All-Star Funds (2 funds); from 2012 to 2016, Lead Independent Director, Audit Committee Member and Compensation Committee Chair, Silver Bay Realty Trust Corp.; and from 2006 to 2012, Director, Stone Harbor Investment Funds (5 funds).
Michael B. Clement c/o EQ Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1957)	Trustee	From January 2019 to present	From 2011 to present, Professor of Accounting, appointed Department of Accounting Chair effective September 2018, and from 1997 to 2002, Assistant Professor, University of Texas; from 2002 to 2004, Vice President — Global Investment Research, Goldman Sachs; from 1988 to 1991, Vice President — Capital Planning and Analysis, and from 1982 to 1986, Manager — Audit Division, Citicorp; and from 1980 to 1982, Senior Assistant Accountant, Deloitte Haskins & Sells.	145	None.
Donald E. Foley c/o EQ Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1951)	Trustee	From April 2017 to present	Retired. From 2010 to 2011, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation; from 1996 to 2010, Senior Vice President, Treasurer and Director of Tax, ITT Corporation; from 1989 to 1996, Assistant Treasurer, International Paper Company.	145	From 2015 to present, Director, BioSig Technologies, Inc.; from 2015 to present, Director, Wilmington Funds; from 2011 to 2012, Director, and from 2012 to 2016, Advisory Committee Member, M&T Corporation; from 2007 to 2011, Director and member of the Audit Committee and Compensation Committee, Wilmington Trust Corporation; and from 2008 to 2010, Advisory Board member, Northern Trust Company and Goldman Sachs Management Groups.

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Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Christopher P.A. Komisarjevsky c/o EQ Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1945)	Trustee	From April 2017 to present	Retired. From 2006 to 2008, Senior Counselor for APCO Worldwide® (global communications consulting) and a member of its International Advisory Council; from 1998 to 2005, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations); from 1996 to 1998, President and Chief Executive Officer of Burson-Marsteller U.S.A.	145	None.
H. Thomas McMeekin c/o EQ Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1953)	Trustee	From April 2017 to present	From 2015 to present, CEO of Blue Key Services, LLC; from 2000 to present, Managing Partner and Founder of Griffin Investments, LLC; from 2009 to 2012 Chief Investment Officer, AIG Life & Retirement and United Guaranty Corporation and Senior Managing Director of AIG Asset Management.	145	From 2015 to present, Director, Blue Key Services, LLC; from 2012 to present, Director Achaean Financial Group; and from 2011 to 2012, Director US Life Insurance Company in the City of New York.
Gloria D. Reeg c/o EQ Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1951)	Trustee	From April 2017 to present	Retired. From 2007 to 2016, Chief Investment Officer and Senior Vice President, New York-Presbyterian Hospital; from 2005 to 2007, Trustee and Treasurer, Casey Family Programs (foundation); from 2002 to 2004, Global Head of Fixed Income and Executive Director, Principal Global Investors (asset management firm); 1992 to 2000, Managing Director — Global Consulting, Russell Investment Group.	145	None.
Gary S. Schpero c/o EQ Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1953)	Chairman of the Board	From April 2017 to present Independent Trustee, from October 1, 2017 to present, Chairman of the Board and from, April 2017 through September 2017, Lead Independent Trustee	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	145	From 2012 to present, Trustee, Blackstone/GSO Senior Floating Rate Term Fund, Blackstone/GSO Long-Short Credit Income Fund, Blackstone/GSO Strategic Credit Fund; and from 2017 to present, Trustee, Blackstone/GSO Floating Rate Enhanced Income Fund.

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Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Kathleen Stephansen c/o EQ Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1954)	Trustee	From January 2019 to present	From 2018 to present and in 2016, Senior Economic Advisor- Henderson Institute Center for Macroeconomics, Boston Consulting Group; From 2016 to 2018, Chief Economist, Huawei Technologies USA Inc.; from 2010 to 2016, held various positions at American International Group, including Chief Economist and Senior Managing Director and Senior Investment Strategies and Global Head of Sovereign Research — AIG Asset Management; from 2009 to 2010, Chief Economist and Managing Director, Aladdin Capital; from 2000 to 2009, Director and Head of Global Economics, Credit Suisse Securities (USA) LLC; and from 1984 to 2000, Co-Head of Economic Research and Chief International Economist, Donaldson, Lufkin & Jenrette Corporation.	145	None.
Caroline L. Williams c/o EQ Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1946)	Trustee	From April 2017 to present	Retired. From July 2010 to December 2012, Executive Vice President, from May 2005 to December 2007, Consultant and from May 2001 to May 2005, Chief Financial and Investment Officer, Nathan Cummings Foundation (non-profit organization); from 1988 to 1992, Managing Director, from 1982 to 1988, Senior Vice President, from 1978 to 1982, Vice President and from 1971 to 1976, Associate, Donaldson, Lufkin & Jenrette Securities Corporation (investment bank); from 1997 to 2009, Director, Hearst-Argyle Television.	145	None.

*	Affiliated with the Adviser and/or the Distributor.
**

Each Trustee will hold office until his or her successor is elected or the Trust terminates; except that any Trustee may resign or be removed, and any Trustee who requests to be retired, or who has become physically or mentally incapacitated or is otherwise unable to serve, may be removed. Each Independent Trustee shall retire from the Board as of the last day of the calendar year in which he or she attains the age of 75 years.

†

The registered investment companies in the fund complex include the Trust, EQ Advisors Trust and 1290 Funds. Mr. Joenk serves as Trustee, President and Chief Executive Officer for each of the registered investment companies in the fund complex, except for 1290 Funds for which he serves as Trustee and Chief Executive Officer. Mr. Schpero serves as Chairman of the Board for each such company.

Qualifications and Experience of the Trustees

In determining that a particular Trustee is qualified to serve as a Trustee, the Board considered a wide variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have

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diverse and complementary qualifications, experience, attributes, and skills, which allow the Board to operate effectively in governing the Trust and protecting the interests of the Trust’s portfolios’ shareholders. Information about certain of the specific qualifications and experience of each Trustee relevant to the Board’s conclusion that the Trustee should serve as a Trustee of the Trust is set forth in the table above. Set forth below are certain additional qualifications, experience, attributes, and skills of each Trustee that the Board believes support a conclusion that the Trustee should serve as a Trustee of the Trust in light of the Trust’s business activities and structure.

Interested Trustee

Steven M. Joenk — Mr. Joenk has a background in the financial services industry, senior management experience with multiple insurance companies, investment management firms and investment companies and multiple years of service as an officer, Trustee and former Chairman of the Board of the Trust and other registered investment companies, including other registered investment companies in the fund complex.

Independent Trustees

Mark A. Barnard — Mr. Barnard has senior management and investment experience with endowments and foundations, multiple years of service on limited partner advisory boards and on the boards of pension entities and an investment company, and multiple years of service as a Trustee of the Trust and other registered investment companies in the fund complex. Prior to his election to the Board of Trustees of the Trust, Mr. Barnard had served as a consultant to the boards of trustees of other registered investment companies in the fund complex since April 1, 2016.

Thomas W. Brock — Mr. Brock has a background in the financial services industry, senior management experience with financial services and investment management firms and multiple years of service on the boards of public companies and organizations and investment companies, and multiple years of service as a Trustee of the Trust and other registered investment companies in the fund complex.

Michael B. Clement — Mr. Clement has a background in the financial services industry, background as an accounting scholar and professor, multiple years of service on the board of a real estate investment trust, and over one year of service as a Trustee of the Trust and other registered investment companies in the fund complex. Prior to his election to the Board of Trustees of the Trust, Mr. Clement had served as a consultant to the Boards of Trustees of the Trust and other registered investment companies in the fund complex since September 1, 2018.

Donald E. Foley — Mr. Foley has a background in the financial services industry, experience in senior management positions with financial services firms, multiple years of service on the boards of public and private companies and organizations, and multiple years of service as a Trustee of the Trust and other registered investment companies in the fund complex.

Christopher P.A. Komisarjevsky — Mr. Komisarjevsky has experience in senior management positions with global firms providing business consulting services and multiple years of service as a Trustee of the Trust and other registered investment companies in the fund complex.

H. Thomas McMeekin — Mr. McMeekin has a background in the financial services industry, has held senior management positions with insurance companies, has multiple years of service on the boards of public and private companies and organizations, and has multiple years of service as a Trustee of the Trust and other registered investment companies in the fund complex.

Gloria D. Reeg — Ms. Reeg has a background in the financial services industry, senior management and investment experience with investment management firms, a national foundation, and endowment and retirement assets for a top-ranked research hospital, multiple years of service on the board of a national foundation, and multiple years of service as a Trustee of the Trust and other registered investment companies in the fund complex. Prior to her election to the Board of Trustees of the Trust, Ms. Reeg had served as a consultant to the boards of trustees of other registered investment companies in the fund complex since January 1, 2016.

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Gary S. Schpero — Mr. Schpero has experience as the managing partner of the investment management practice group at a large international law firm and multiple years of service as a Trustee of the Trust and other registered investment companies in the fund complex, as well as other unaffiliated investment companies.

Kathleen Stephansen — Ms. Stephansen has a background in the financial services industry, background as an economist, senior management experience with a large financial services firm, and over one year of service as a Trustee of the Trust and other registered investment companies in the fund complex. Prior to her election to the Board of Trustees of the Trust, Ms. Stephansen had served as a consultant to the Boards of Trustees of the Trust and other registered investment companies in the fund complex since September 1, 2018.

Caroline L. Williams — Ms. Williams has a background in the financial services industry, senior management experience with an investment banking firm, multiple years of service on the boards of public and private companies and organizations, and multiple years of service as a Trustee of the Trust and other registered investment companies in the fund complex.

Board Structure.    The Board currently is comprised of 11 Trustees, 10 of whom are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (“Independent Trustees”). Effective as of October 1, 2017, the Board appointed Gary S. Schpero, who formerly served as Lead Independent Trustee, to serve as Chairman of the Board. The Chairman of the Board is recommended by the Trust’s Governance Committee and approved by the full Board. The Chairman of the Board presides at meetings of the Trustees and shall have such other powers and perform such other duties as may be from time to time assigned to him by the Trustees or prescribed by the Trust’s Declaration of Trust or By-laws.

The Board holds six regular meetings each year to consider and address matters involving the Trust and its portfolios. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee, a Governance Committee, and an Investment Committee (which is divided into sub-committees), discussed in more detail in the “Committees of the Board” section of this SAI. All Independent Trustees are members of each Committee. The Board believes that this structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly and believes that its leadership structure, including the appointment of an Independent Trustee to serve in the role of Chairman of the Board, is appropriate given the asset size of the Trust, the number of portfolios offered by the Trust and the other registered investment companies in the fund complex, the number of Trustees overseeing the Trust and the other registered investment companies in the fund complex, and the Board’s oversight responsibilities, as well as the Trust’s business activities, manager of managers advisory structure and its use as an investment vehicle in connection with the Contracts and retirement plans.

Risk Oversight.    The management of various risks relating to the administration and operation of the Trust and its portfolios is the responsibility of the Adviser and the other service providers, including any Sub-Advisers, retained by the Trust or the Adviser, many of whom employ professional personnel who have risk management responsibilities. Consistent with its responsibility for oversight of the Trust and its portfolios, the Board, among other things, oversees risk management of each portfolio’s investment program and business affairs directly and through the committee structure that it has established. Risks to the portfolios include, among others, investment risk, credit risk, liquidity risk, valuation risk, operational risk, litigation risk, regulatory risk, reputational risk, and compliance risk as well as the overall business and disclosure risks relating to the portfolios and the Trust and the risk of conflicts of interest affecting the Adviser (or its affiliates) in managing the portfolios. The Board has adopted, and periodically reviews, policies and procedures designed to address certain risks. Under the overall supervision of the Board, the Adviser and other service providers to the portfolios also have implemented a variety of processes, procedures and controls to address certain risks. Different processes, procedures and controls are employed with respect to different types of

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risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers. The Board recognizes that not all risks that may affect the portfolios can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the portfolios’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from officers of the Trust and from other service providers. The Board requires senior officers of the Trust, including the President, Chief Financial Officer, Chief Investment Officer, CCO and Director of Risk, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Chief Financial Officer also reports regularly to the Board and to the Audit Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Board and the Audit Committee also receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board receives reports from the Adviser on the investments and securities trading of the portfolios, as well as reports from the Valuation Committee (discussed below in the section “Purchase, Redemption and Pricing of Shares”) regarding the valuation of those investments. Additionally, the Board meets regularly with the Director of Risk with respect to the Adviser’s risk management framework, risk monitoring and reporting. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the Sub-Advisers to the Portfolio, as well as the Trust’s custodian, distributor and sub-administrator. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis. Most of the portfolios’ operations are carried out by various service providers; the Board’s oversight of the risk management processes of those service providers, including processes to address business continuity, cybersecurity and other operational issues, is inherently limited.

Committees of the Board

The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices and its internal controls, oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and act as a liaison between the Trust’s independent accountants and the Board. To carry out its function, the Audit Committee, among other things, selects, retains or terminates the Trust’s independent accountants and evaluates their independence; meets with the Trust’s independent accountants as necessary to review and approve the arrangements for and scope of the audit and to discuss and consider any matters of concern relating to the Trust’s financial statements and the Trust’s financial reporting and controls; and approves the fees charged by the independent accountants for audit and non-audit services and, to the extent required by applicable law, any non-audit services proposed to be performed for the Trust by the independent accountants. The Audit Committee held five meetings during the fiscal year ended December 31, 2019. Ms. Williams serves as the Chair of the Audit Committee.

The Governance Committee’s functions are to consider the size and structure of the Board and other governance matters; evaluate and nominate candidates for Independent Trustee membership on the Board and for membership on any Board committees; review the compensation arrangements for each of the Independent Trustees; provide oversight of the Trust’s CCO; and review the independence of counsel to the Independent Trustees. The Governance Committee also assists the Board in selecting, appointing, and evaluating the Trust’s CCO, and meets in executive session from time to time with the Adviser to discuss the CCO’s performance and the effectiveness of the Trust’s compliance program. Any shareholder of the Trust may submit names of nominees as Trustees to be considered by the Board, provided, however, (i) that such person was a shareholder of record at the time of submission of such names and is entitled to vote at the meeting of shareholders for the purpose of electing Trustees, and (ii) that the Board, as applicable, shall make the final

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determination of persons to be nominated. The Governance Committee held five meetings during the fiscal year ended December 31, 2019. Mr. Komisarjevsky serves as the Chair of the Governance Committee.

The Investment Committee’s function is to assist the Board in its oversight of Portfolio investment operations and performance. The Investment Committee is primarily responsible for overseeing and guiding the process by which the Board reviews Portfolio performance and interfacing with personnel at the Adviser and the Sub-Advisers responsible for portfolio management. In addition, three sub-groups of the Investment Committee, comprised of Independent Trustees, meet individually and engage in extensive discussions, along with management representatives and outside legal counsel, with Sub-Advisers during in-person presentations made throughout the year. The Investment Committee held five meetings during the fiscal year ended December 31, 2019. Messrs. McMeekin, Brock and Foley serve as the co-Chairs of the Investment Committee.

Compensation of the Trustees

For services to the Trust and EQ Advisors Trust, each Independent Trustee receives an annual retainer of $390,000, payable quarterly, which covers all regular, committee, and special meetings. In addition, the Chairman of the Board receives an annual retainer of $155,000; the Chairs of the Audit Committee and Governance Committee each receive an annual retainer of $35,000; and each of the co-Chairs of the Investment Committee receives an annual retainer of $35,000. Independent Trustees also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with serving as an Independent Trustee, including expenses associated with attending Board or Committee meetings.

Trustee Compensation

for the Year Ended December 31, 20191

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees[2]

Interested Trustee

Steven M. Joenk	None	None	None	None

Independent Trustees

Mark A. Barnard	$54,139	$0	$0	$377,000

Thomas W. Brock	$56,181	$0	$0	$392,000

Michael B. Clement	$54,139	$0	$0	$377,167

Donald E. Foley	$58,105	$0	$0	$404,500

Christopher P.A. Komisarjevsky	$59,193	$0	$0	$412,000

H. Thomas McMeekin	$58,105	$0	$0	$404,500

Gloria D. Reeg	$54,139	$0	$0	$377,000

Gary S. Schpero	$74,345	$0	$0	$517,000

Kathleen Stephansen	$54,139	$0	$0	$377,167

Caroline L. Williams	$59,193	$0	$0	$412,000

[1]	The compensation reported in this table reflects the compensation arrangements in effect during the year ended December 31, 2019.
[2]	The amounts reported in this column reflect the total compensation paid to each Trustee for his or her service as a Trustee of 145 series of three (3) trusts in the fund complex.

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Mr. Kenneth Walker retired from his position as a Trustee of the Trust effective June 30, 2019, and is not shown in the table above. For his service as a Trustee for a portion of the last fiscal year ended December 31, 2019, Mr. Walker received $28,751 in aggregate compensation from the Trust, and total compensation from the Trust, EQ Advisors Trust and 1290 Funds of $199,000. Mr. Walker is serving as a consultant to the Independent Trustees through June 30, 2020. For his consultancy services for the period from July 1, 2019 through December 31, 2019, Mr. Walker received a consultant fee in the amount of $28,287 from the Trust, $169,213 from EQ Advisors Trust, and $500 from 1290 Funds.

As of December 31, 2019, no Independent Trustee or members of his or her immediate family beneficially owned or owned of record securities representing interests in the Adviser, Sub-Advisers, or Distributor of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Independent Trustee’s spouse, children residing in the Independent Trustee’s household and dependents of the Trustee. Furthermore, the Trustees of the Trust did not beneficially own shares of any Portfolio of the Trust or of portfolios overseen in the same family of investment companies, except as set forth in the following table:

Trustee Ownership of Equity Securities as of December 31, 2019

Name of Trustee	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen in Family of Investment Companies:*

Interested Trustee
Steven M. Joenk	None	E

Independent Trustees
Mark A. Barnard	None	C
Thomas W. Brock	None	C
Michael B. Clement	None	A
Donald E. Foley	None	C
Christopher P. A. Komisarjevsky	None	D
H. Thomas McMeekin	None	C
Gloria D. Reeg	None	D
Gary S. Schpero	None	C
Kathleen Stephansen	None	C
Caroline L. Williams	None	C

*	This column reflects information regarding ownership of equity securities issued by portfolios of the Trust, EQ Advisors Trust and 1290 Funds.

A = None; B = $1 - $10,000; C = $10,001 - $50,000; D = $50,001 - $100,000; E = over $100,000

The Independent Trustees are not permitted to invest directly in shares issued by portfolios of the Trust because the shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable or other affiliated or unaffiliated insurance companies; to The AXA Equitable 401(k) Plan; and to other tax-qualified retirement plans and other investors eligible under applicable federal tax regulations. Mr. Joenk may own shares of one or more of the portfolios of the Trust indirectly through a Contract.

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The Trust’s Officers

No officer, other than the Chief Compliance Officer, of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable, FMG LLC, and/or AXA Distributors, LLC (“AXA Distributors”). The Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held With the Trust*	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (1958)	Trustee, Chief Executive Officer and President	Trustee from September 2004 to present; Chief Executive Officer from December 2002 to present; President from November 2001 to present; and Chairman of the Board from September 2004 through September 2017	From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, FMG LLC; from April 2017 to 2019, Senior Vice President and Chief Investment Officer of AXA Financial, Inc.; from April 2017 to present, Chief Investment Officer and from September 1999 to present, Managing Director, AXA Equitable.
William MacGregor, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1975)	Chief Legal Officer, Senior Vice President and Secretary	Senior Vice President and Secretary from August 2018 to present; Chief Legal Officer from October 2018 to present	From August 2018 to present, Managing Director and Associate General Counsel of AXA Equitable; Executive Vice President, General Counsel and Secretary of the Adviser; from January 2017 to June 2018, Executive Director and Deputy General Counsel at UBS Business Solutions LLC; from July 2015 to June 2018, Executive Director and Deputy General Counsel at UBS Asset Management (Americas) Inc.; from June 2012 to July 2015, Senior Vice President, Secretary and Associate General Counsel of the Adviser; from May 2008 to July 2015, Lead Director and Associate Counsel of AXA Equitable.
Brian E. Walsh 1290 Avenue of the Americas, New York, New York 10104 (1968)	Chief Financial Officer and Treasurer	From June 2007 to present	From May 2011 to present, Senior Vice President of FMG LLC; from February 2011 to present, member of the Board of Directors of FMG LLC; from February 2003 to present, Lead Director of AXA Equitable.
Joseph J. Paolo*** 1290 Avenue of the Americas New York, New York 10104 (1970)	Chief Compliance Officer, Anti-Money Laundering (“AML”) Compliance Officer and Vice President	Chief Compliance Officer from May 2007 to present; Vice President and AML Compliance Officer from December 2005 to present	From June 2007 to present, Chief Compliance Officer of FMG LLC; from May 2011 to present, Senior Vice President of FMG LLC; from June 2007 to present, Lead Director of AXA Equitable.
Kenneth T. Kozlowski 1290 Avenue of the Americas, New York, New York 10104 (1961)	Senior Vice President and Chief Investment Officer	From June 2010 to March 2017, Vice President and from March 2017 to present, Senior Vice President and Chief Investment Officer	From June 2012 to present, Executive Vice President and Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Senior Vice President of FMG LLC; from September 2011 to present, Managing Director of AXA Equitable; from February 2001 to September 2011, Vice President of AXA Equitable.
Alwi Chan 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President and Deputy Chief Investment Officer	From June 2007 to March 2017, Vice President and from March 2017 to present, Vice President and Deputy Chief Investment Officer	From June 2012 to present, Senior Vice President and Deputy Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2007 to present, Lead Director of AXA Equitable.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (1961)	Vice President	From November 2001 to present	From June 2012 to present, Senior Vice President of FMG LLC; from February 2011 to June 2016, member of the Board of Directors of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2001 to present, Lead Director, AXA Equitable.

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Name, Address and Year of Birth	Position(s) Held With the Trust*	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kiesha T. Astwood-Smith, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1973)	Vice President and Assistant Secretary	From December 2015 to present	From December 2015 to present, Vice President, Assistant Secretary and Associate General Counsel of FMG LLC; from September 2015 to present, Senior Director and Counsel of AXA Equitable; from July 2006 to September 2015, Counsel of The Bank of New York Mellon; and from January 2010 to September 2015, Vice President and Assistant Secretary of the Dreyfus Family of Funds.
Bradley Tobin 1290 Avenue of the Americas New York, New York 10104 (1974)	Vice President — Director of Risk	From March 2019 to present	From January 2019 to present, Vice President of FMG LLC; from January 2019 to present, Director, Risk Management, AXA Equitable; from March 2007 to January 2017, Vice President, Investment Management, Prudential Financial, Inc.; from March 2005 to January 2017, Vice President, AST Investment Services, Inc.; from March 2016 to January 2017, Vice President, Prudential Investments LLC.
Carla Byer 1290 Avenue of the Americas, New York, New York 10104 (1976)	Vice President	From June 2017 to present	From April 2017 to present, Vice President of FMG LLC. From April 2014 to August 2016, Senior Vice President, Zealot Networks. From September 2008 to April 2012, Vice President of FMG LLC.
Michal Levy 1290 Avenue of the Americas, New York, New York 10104 (1978)	Senior Vice President	From June 2017 to present	From December 2014 to present, member of the Board of Directors and from March 2017 to present, Senior Vice President and Chief Operating Officer of FMG LLC; from June 2014 to March 2017, Vice President of FMG LLC; from April 2017 to present, Lead Director and from October 2013 to March 2017, Senior Director of AXA Equitable; from October 2011 to October 2013, Assistant Vice President of AXA Equitable.
James Kelly 1290 Avenue of the Americas, New York, New York 10104 (1968)	Controller	From June 2007 to present	From May 2011 to present, Vice President of FMG LLC; from September 2008 to May 2019, Senior Director and from June 2019 to present, Lead Director of AXA Equitable.
Miao Hu 1290 Avenue of the Americas, New York, New York 10104 (1978)	Vice President	From March 2017 to present	From May 2016 to present, Assistant Portfolio Manager and from June 2016 to present, Vice President of FMG LLC; from November 2013 to December 2014, Lead Manager and from December 2014 to present, Director of Portfolio Analytics of FMG LLC.
Xavier Poutas 1290 Avenue of the Americas, New York, New York 10104 (1977)	Vice President	From March 2017 to present	From May 2011 to present, Assistant Portfolio Manager and from June 2016 to present, Vice President of FMG LLC; from November 2008 to August 2013, Director, from September 2013 to September 2018, Senior Director, and from October 2018 to present, Lead Director of AXA Equitable.
Victoria Zozulya, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1983)	Vice President and Assistant Secretary	From December 2018 to present	From September 2018 to present, Senior Director and Counsel of AXA Equitable; and from March 2014 to August 2018, Vice President and Assistant General Counsel, Neuberger Berman.
Maureen E. Kane, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1962)	Vice President and Assistant Secretary	From March 2019 to present	From February 2019 to present, Lead Director and Associate General Counsel of AXA Equitable; from July 2014 to February 2019, Managing Director and Managing Counsel of The Bank of New York Mellon.

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Name, Address and Year of Birth	Position(s) Held With the Trust*	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Helen Lai 1290 Avenue of the Americas, New York, New York 10104 (1973)	Assistant Vice President	From March 2017 to present	From February 2019 to present, Director and from March 2013 to January 2019, Pricing and Valuation-Compliance of FMG LLC and Senior Manager, AXA Equitable.
Roselle Ibanga 1290 Avenue of the Americas, New York, New York 10104 (1978)	Assistant Controller	From February 2009 to present	From February 2009 to present, Director of AXA Equitable.
Lisa Perrelli 1290 Avenue of the Americas, New York, New York 10104 (1974)	Assistant Controller	From February 2009 to present	From November 2012 to present, Senior Director of AXA Equitable.
Jennifer Mastronardi 1290 Avenue of the Americas, New York, New York 10104 (1985)	Assistant Vice President	From March 2012 to present	From December 2018 to present, Senior Director and from February 2009 to November 2018, Director of AXA Equitable; from April 2015 to present, Vice President of FMG LLC.
Helen Espaillat 1290 Avenue of the Americas, New York, New York 10104 (1963)	Assistant Secretary	From March 2017 to present	From April 2018 to present, Director and Assistant Secretary and from July 2004 to March 2018, Lead Manager/Legal Assistant of AXA Equitable; and from March 2015 to present, Assistant Vice President and Assistant Secretary of FMG LLC.
Lorelei Fajardo 1290 Avenue of the Americas, New York, New York 10104 (1978)	Assistant Secretary	From March 2014 to present	From July 2013 to present, Senior Manager/Legal Assistant of AXA Equitable.
Cheryl Cherian 1290 Avenue of the Americas, New York, New York 10104 (1979)	Assistant Secretary	From June 2019 to present

From April 2019 to present, Lead Manager — Legal Assistant of AXA Equitable; from November 2016 to March 2018 Compliance Associate at Manifold Fund Advisors; from 2009 to 2015, R&D scientist at Actavis.

Monica Giron 1290 Avenue of the Americas, New York, New York 10104 (1976)	Assistant Secretary	From July 2019 to present	From June 2019 to present, Lead Manager — Senior Legal Assistant of AXA Equitable; and from August 2015 to May 2019, Senior Paralegal at Gemini Fund Services.
Thomas Lewis 1290 Avenue of the Americas, New York, New York 10104 (1987)	Vice President	From September 2019 to present	From July 2019 to present, Vice President of FMG LLC; from July 2013 to March 2014, Senior Manager, from April 2014 to May 2015, Lead Manager; from June 2015 to December 2018, Director; from January 2019 to present, Senior Director of AXA Equitable.
Artemis Brannigan 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President	From September 2019 to present	From August 2019 to present, Senior Director of AXA Equitable; from January 2016 to July 2019, Director of Prudential Financial; from October 2006 to December 2015, Vice President of BlackRock.
Kevin McCarthy 1290 Avenue of the Americas, New York, New York 10104 (1983)	Vice President	From September 2019 to present	From December 2018 to present, Assistant Portfolio Manager and a Director of AXA Equitable; from August 2015 to November 2018, Lead Manager of AXA Equitable; from October 2013 to August 2015, Senior Quantitative Analyst at Aviva Investors.

*

The officers in the table above hold similar positions with two other registered investment companies in the fund complex. The registered investment companies in the fund complex include the Trust, EQ Advisors Trust and 1290 Funds.

**	Each officer is elected on an annual basis.
***

During the fiscal year ended December 31, 2019, the Chief Compliance Officer of the Trust received, from the three registered investment companies in the fund complex for which he serves in that capacity, compensation in the amount of $75,000, of which the Trust paid $10,796.

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As of March 31, 2020, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of any class of any portfolio of the Trust.

Control Persons and Principal Holders of Securities

AXA Equitable may be deemed to be a control person with respect to the Trust by virtue of its ownership of a substantial majority of the Trust’s shares as of March 31, 2020. Shareholders owning more than 25% of the outstanding shares of the Portfolio may be able to determine the outcome of most issues that are submitted to shareholders for a vote.

As a “series” type of mutual fund, the Trust issues separate series of shares of beneficial interest with respect to the Portfolio. The Portfolio resembles a separate fund issuing separate classes of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer Contract owners the opportunity to instruct shareholders as to how shares allocable to Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements.

See Appendix D to this SAI for a list of control persons and principal holders of securities of the Portfolio.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Adviser

FMG LLC currently serves as the investment adviser for the Portfolio. AXA Investment Managers, Inc. (“AXA IM”), Brandywine Global Investment Management, LLC (“Brandywine Global”), and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) (each a “Sub-Adviser,” and together the “Sub-Advisers”) serve as investment sub-advisers to the Portfolio.

FMG LLC is a wholly owned subsidiary of AXA Equitable. AXA Equitable, which is a New York life insurance company and one of the largest life insurance companies in the U.S., is a wholly owned subsidiary of Equitable Holdings, Inc. (“Equitable Holdings”), which is a publicly-owned company. The principal offices of FMG LLC, AXA Equitable and Equitable Holdings are located at 1290 Avenue of the Americas, New York, New York 10104.

The Adviser serves as the investment adviser of the Trust pursuant to an Investment Advisory Agreement with respect to the Portfolio (the “Advisory Agreement”). Subject to the general supervision and control of the Trustees of the Trust, under the Advisory Agreement, the Adviser will provide a continuous investment program for the Portfolio and will determine what securities and other investments will be purchased, retained, sold or loaned by the Portfolio and what portion of such assets will be invested or held uninvested as cash in accordance with the Portfolio’s investment objectives, policies and restrictions as stated in the Trust’s governing documents and the Portfolio’s then-current Prospectus and SAI. The Advisory Agreement also provides that the Adviser will monitor the implementation of the Portfolio’s investment program and assess the Portfolio’s investment objectives and policies, composition, investment style and investment process. From time to time, as requested by the Trustees of the Trust or deemed necessary or appropriate by the Adviser, the Adviser will (i) develop and evaluate strategic initiatives with respect to the Trust and the Portfolio; (ii) make recommendations to the Trustees of the Trust regarding the investment program of the Trust and the Portfolio, including any changes to Portfolio investment objectives and policies; (iii) coordinate and/or implement strategic initiatives approved by the Trustees of the Trust; and (iv) prepare and provide reports to the Trustees of the Trust on the impact of such strategic initiatives on the Trust and the Portfolio. Additionally, the Advisory Agreement provides that the Adviser, unless and until otherwise directed by the Trustees of the Trust, will exercise all rights of security holders with respect to securities held by the Portfolio, including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held), and exercising rights in the context of a bankruptcy or other reorganization. Under the Advisory Agreement, the Adviser will be responsible for effecting transactions for the Portfolio and selecting brokers or dealers to execute such transactions for the Portfolio. In the selection of brokers or dealers and the placement of orders

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for the purchase and sale of portfolio investments for the Portfolio, the Adviser will use its best efforts to obtain for the Portfolio the best execution available.

The Advisory Agreement also provides that the Adviser will furnish to the Trustees of the Trust such statistical information and periodic and special reports as the Trustees may reasonably request, and will apprise the Trustees of the Trust of important developments materially affecting the Portfolio (or any portion of the Portfolio). The Advisory Agreement also provides that, in accordance with procedures and methods established by the Trustees of the Trust, the Adviser shall provide reasonable assistance in determining the fair value of all securities and other investments/assets in the Portfolio, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price from a party independent of the Adviser for each security or other investment/asset in the Portfolio for which market prices are not readily available. The Advisory Agreement also provides that the Adviser shall cooperate with and provide reasonable assistance to the Trust’s administrator, custodian and foreign custodians, transfer agent and pricing agents, and all other agents and representatives of the Trust, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information. The Advisory Agreement also provides that the Adviser will provide information and reasonable assistance, other than services of outside counsel or independent accountants or services to be provided by any sub-adviser or otherwise covered under the terms of a separate agreement between the Adviser and the Trust, in connection with the Trust’s preparation of all registration statements and prospectuses, prospectus supplements, and SAIs; all annual, semi-annual, and periodic reports to shareholders of the Trust, regulatory authorities, or others; all notices and proxy solicitation materials furnished to shareholders of the Trust or regulatory authorities; and all tax returns.

The Advisory Agreement also permits, subject always to the direction and control of the Trustees of the Trust, the Adviser to delegate any of its duties with respect to the Portfolio to a Sub-Adviser. Under the Advisory Agreement, the Adviser has, with respect to the Portfolio, (i) overall supervisory responsibility for the general management and investment of the Portfolio’s assets; (ii) full discretion to select new or additional Sub-Advisers for the Portfolio; (iii) full discretion to enter into and materially modify existing Sub-Advisory Agreements with Sub-Advisers; and (iv) full discretion to terminate and replace any Sub-Adviser. In connection with the Adviser’s responsibilities under the Advisory Agreement, the Adviser will oversee the performance of delegated functions by each Sub- Adviser, assess the Portfolio’s investment focus, and furnish the Trustees of the Trust with periodic reports concerning the performance of delegated responsibilities by the Sub-Adviser. The Adviser will also allocate and reallocate the assets of the Portfolio, or a portion thereof, to be managed by one or more Sub-Advisers for the Portfolio and coordinate the activities of all Sub-Advisers. In addition, the Adviser will monitor each Sub-Adviser’s implementation of the investment program established by the Adviser with respect to the Portfolio (or portions of the Portfolio) under the management of such Sub- Adviser. The Adviser will also cause the appropriate Sub-Adviser (i) to furnish to the Board such statistical information, with respect to the investments that the Portfolio (or portions of the Portfolio) may hold or contemplate purchasing, as the Board may reasonably request, (ii) to furnish to the Board such periodic and special reports as the Board may reasonably request; and (iii) to apprise the Board of important developments materially affecting the Portfolio (or any portion of the Portfolio) and furnish the Trust, from time to time, with such information as may be appropriate for this purpose. In addition, the Adviser will take reasonable steps to ensure that the appropriate Sub-Adviser furnishes to third- party data reporting services all currently available standardized performance information and other customary data. The Adviser will also be responsible for compensating the Sub-Adviser in the manner specified in the Sub-Advisory Agreement.

Under the Advisory Agreement, the Adviser also is required to furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

•	Office space, all necessary office facilities and equipment.

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•	Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, exclusive of those functions

•

related to and to be performed under the Trust’s contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by any entity, including the Adviser or its affiliates, selected to perform such services under such contracts; or

•	related to the investment advisory services to be provided by any Sub-Adviser pursuant to a sub-advisory agreement with the Adviser (“Sub-Advisory Agreement”).

The Advisory Agreement also requires the Adviser (or its affiliates) to pay all salaries, expenses, and fees of the Trustees and officers of the Trust who are affiliated with the Adviser or its affiliates.

The Advisory Agreement also specifically provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Advisory Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, or reckless disregard of its duties or its failure to exercise due care in rendering its services to the Trust under such Agreement.

The continuance of the Advisory Agreement, with respect to the Portfolio, must be specifically approved at least annually (i) by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party (the “Independent Trustees”) cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Board or, with respect to the Portfolio, by an affirmative vote of a majority of the outstanding voting securities of the Portfolio. The Advisory Agreement with respect to the Portfolio may be terminated at any time, without the payment of any penalty, (i) by the Board, upon the vote of a majority of the Trustees, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio upon sixty (60) days’ written notice to the Adviser or (ii) by the Adviser upon sixty (60) days’ written notice to the Trust. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Portfolio pays a fee to the Adviser for its services. The Adviser and the Trust have also entered into an expense limitation agreement with respect to the Portfolio (“Expense Limitation Agreement”), pursuant to which the Adviser has agreed to waive or limit its management, administrative and other fees and to assume other expenses so that the net annual operating expenses (with certain exceptions as set forth in the Prospectus) of the Portfolio are limited to the extent described in the “The Adviser — Expense Limitation Agreement” section of the Prospectus.

In addition to the management fees, the Trust pays all expenses not assumed by the Adviser or by a Sub-Adviser, including, without limitation: fees and expenses of its independent accountants and of legal counsel for itself and the Trust’s Independent Trustees; the costs of preparing, setting in type, printing and mailing of prospectuses, prospectus supplements, statements of additional information, annual, semiannual and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the Trust or regulatory authorities, and all tax returns; compensation of the officers and Trustees of the Trust who are not officers, directors/trustees, partners or employees of the Adviser or its affiliates; the costs of printing registration statements; custodian’s fees; filing fees; Trustee expenses (including any special counsel to the Trustees); transfer agent fees; advisory and administration fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each portfolio or the nature of the services performed and relative applicability to each portfolio. As discussed in greater detail below, under “Distribution of the Trust’s Shares,” the Class A and Class B shares of the Portfolio may pay for certain distribution-related expenses in connection with activities primarily intended to result in the sale of its shares.

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The tables below show the fees paid by the Portfolio to the Adviser during the fiscal years ended December 31, 2017, December 31, 2018 and December 31, 2019, respectively. For the fiscal year ended December 31, 2017, the Adviser did not receive any reimbursement for the portfolios then comprising the Trust. During the fiscal years ended December 31, 2018 and December 31, 2019, the Adviser received $131,494 and $45,360, respectively, in reimbursement for the portfolios comprising the Trust during those years.

FISCAL YEAR ENDED DECEMBER 31, 2017

Portfolio:	Management Fee	Amount of Fees Waived And Other Expenses Assumed by Adviser Pursuant to Expense Limitation Arrangement	Voluntary Fee Waiver	Management Fee Paid to Adviser After Fee Waiver(s)
EQ/Core Plus Bond Portfolio	$297,345	$148,023	$2,807	$146,515

FISCAL YEAR ENDED DECEMBER 31, 2018

Portfolio:	Management Fee	Amount of Fees Waived And Other Expenses Assumed by Adviser Pursuant to Expense Limitation Arrangement	Voluntary Fee Waiver	Management Fee Paid to Adviser After Fee Waiver(s)
EQ/Core Plus Bond Portfolio	$275,827	$152,328	$—	$123,499

FISCAL YEAR ENDED DECEMBER 31, 2019

Portfolio:	Management Fee	Amount of Fees Waived And Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement	Voluntary Fee Waiver	Management Fee Paid to Adviser After Fee Waiver(s)
EQ/Core Plus Bond Portfolio	$267,241	$120,832	$—	$146,409

The Sub-Advisers

The Adviser has entered into one or more Sub-Advisory Agreements with respect to the Portfolio with the Sub-Advisers identified in the Prospectus. The Sub-Advisory Agreements obligate the Sub-Advisers to: (i) make investment decisions on behalf of the Portfolio (or portions thereof); (ii) place orders for the purchase and sale of investments for the Portfolio (or portions thereof) with brokers or dealers selected by the Adviser and/or the Sub-Advisers; and (iii) perform certain related administrative functions in connection therewith.

As discussed in the Prospectus, a discussion of the basis of the decision by the Trust’s Board to approve the Sub-Advisory Agreements with the Sub-Advisers is available in the Trust’s Annual or Semi-Annual Reports to Shareholders.

The Adviser pays fees to the Sub-Advisers from the management fee that it earns from the Portfolio.

The Adviser recommends Sub-Advisers for the Portfolio to the Trustees based upon the Adviser’s continuing quantitative and qualitative evaluation of each Sub-Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Adviser does not expect to recommend frequent changes of Sub-Advisers.

The Adviser has received from the SEC an exemptive order (“Multi-Manager Order”) that permits the Adviser, subject to certain conditions, to enter into sub-advisory agreements with sub-advisers approved by the Trustees, but without the requirement of shareholder approval.

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Pursuant to the terms of the Multi-Manager Order, the Adviser is able, subject to the approval of the Trustees, but without shareholder approval, to employ new sub-advisers for new or existing portfolios, change the terms of particular sub-advisory agreements or continue the employment of existing sub-advisers after events that under the 1940 Act and the sub-advisory agreements would cause an automatic termination of the agreement. The Adviser also may allocate the Portfolio’s assets to additional sub-advisers subject to approval of the Trust’s Board. The Adviser is responsible for overseeing sub-advisers and recommending their hiring, termination and replacement to the Board of Trustees. However, the Adviser may not enter into a sub-advisory agreement with an “affiliated person” of the Adviser (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Sub-Adviser”), such as AllianceBernstein L.P., unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation payable thereunder, is approved by the Portfolio’s shareholders, including, in instances in which the sub-advisory agreement pertains to a newly formed portfolio, the portfolio’s initial shareholder. Although shareholder approval would not be required for the termination of sub-advisory agreements, shareholders of the Portfolio would continue to have the right to terminate such agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.

The Adviser reserves the right, subject to approval of the Trust’s Board, to appoint more than one Sub-Adviser to manage the assets of the Portfolio. When the Portfolio has more than one Sub-Adviser, the assets of the Portfolio are allocated by the Adviser among the Sub-Advisers selected for the Portfolio.

Each Sub-Adviser has discretion, subject to oversight by the Trustees and the Adviser, to purchase and sell portfolio assets, consistent with the Portfolio’s investment objectives, policies and restrictions and specific investment strategies developed by the Adviser.

Generally, no Sub-Adviser provides any services to the Portfolio except sub-advisory and related administrative and recordkeeping services as directed by the Adviser. However, a Sub-Adviser or its affiliated broker-dealer may execute portfolio transactions for the Portfolio and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act and the rules thereunder.

The Adviser may also be subject to potential conflicts of interest in recommending or selecting of Sub-Advisers, or choosing ETF investments, where applicable, to the extent it invests in ETFs sponsored by Sub-Advisers. Since the Adviser pays fees to the Sub-Advisers from the management fee that it earns from the Portfolio, any increase or decrease in the advisory fees negotiated with proposed or current Sub-Advisers will result in a corresponding decrease or increase, respectively, in the amount of the management fee retained by the Adviser. If the Adviser is affiliated with a sub-adviser, the Adviser will benefit not only from the net management fee the Adviser retains, but also from the advisory fees paid by the Adviser to the Affiliated Sub-Adviser. The Adviser or its affiliates also may have distribution relationships with certain Sub-Advisers or their affiliates under which the Sub-Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its affiliates (including those in which the Trust’s portfolios serve as investment options), which could financially benefit the Adviser and its affiliates or provide an incentive to the Adviser in selecting one Sub-Adviser over another. When recommending the appointment or continued service of a Sub-Adviser, consistent with its fiduciary duties, the Adviser relies primarily on the qualitative and quantitative factors described in detail in the Prospectus. In addition, the appointment of each Sub-Adviser is subject to approval of the Trust’s Board, including a majority of the Trust’s Independent Trustees.

No sub-advisory fees were paid to AXA IM, Brandywine Global or Loomis Sayles with respect to the Portfolio prior to May 1, 2020.

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The following table discloses, with respect to the Portfolio’s Sub-Advisers, information about persons who control the Sub-Advisers.

Portfolio	Name and Control Persons of the Sub-Adviser
EQ/Core Plus Bond Portfolio	AXA IM is a wholly-owned subsidiary of AXA Investment Managers SA, a global investment management company headquartered in Paris, France.
EQ/Core Plus Bond Portfolio	Brandywine Global is a wholly owned, but independently operated, subsidiary of Legg Mason, Inc., a publicly-traded financial services holding company (NYSE: LM).
EQ/Core Plus Bond Portfolio	Loomis Sayles is a subsidiary of Natixis Investment Managers LLC (formerly Natixis Investment Managers, L.P.), which is part of Natixis Investment Managers, an international asset management group based in Paris, France. Natixis Investment Managers is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.

Information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Portfolio to the extent applicable is attached in Appendix B.

Personal Trading Policies.    The Trust, the Adviser and the Distributor (as defined below) each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by the Portfolio but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. Each Sub-Adviser also has adopted a code of ethics under Rule 17j-1. Such codes of ethics may permit personnel covered by the rule to invest in securities that may be purchased or held by the Portfolio for which a Sub-Adviser serves as an investment sub-adviser. The Codes of Ethics of the Trust, the Adviser, the Distributor and the Sub-Advisers have been filed as exhibits to the Trust’s Registration Statement.

The Administrator

Pursuant to an administrative agreement, FMG LLC (in this capacity, the “Administrator”) provides the Trust with necessary administrative services, as more fully described in the Prospectus. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For administrative services, in addition to the management fee, the Portfolio pays the Administrator its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Portfolio are aggregated with the assets of all the other portfolios of the Trust and the assets of multiple portfolios of EQ Advisors Trust (together, the “Aggregated Portfolios”), all of which are managed by the Adviser. The asset-based administration fee is equal to an annual rate of 0.140% of the first $60 billion of the aggregate average daily net assets of the Aggregated Portfolios; 0.110% on the next $20 billion; 0.0875% on the next $20 billion; and 0.080% thereafter.

Pursuant to a sub-administration arrangement, the Administrator has contracted with JPMorgan Chase Bank, N.A. (“Sub-administrator”) to provide the Trust with certain sub-administrative services, including assisting with monitoring of portfolio compliance and portfolio accounting support services, subject to the supervision of the Administrator. The Administrator pays the Sub-administrator a fee for these services.

For the fiscal years ended December 31, 2017, December 31, 2018 and December 31, 2019, respectively, the Trust, with respect to the Portfolio, paid the following fees to the Administrator for administrative services.

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FISCAL YEAR ENDED DECEMBER 31, 2017

Portfolio:	Administration Fee
EQ/Core Plus Bond Portfolio	$275,753

FISCAL YEAR ENDED DECEMBER 31, 2018

Portfolio:	Administration Fee
EQ/Core Plus Bond Portfolio	$245,106

FISCAL YEAR ENDED DECEMBER 31, 2019

Portfolio:	Administration Fee
EQ/Core Plus Bond Portfolio	$219,454

The Distributor

The Trust has distribution agreements with AXA Distributors (also referred to as the “Distributor”) by which AXA Distributors serves as the Distributor for the Trust’s Class A shares, Class B shares and Class K shares. AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable and an affiliate of FMG LLC and its address is 1290 Avenue of the Americas, New York, New York 10104.

The Trust’s distribution agreements with respect to Class A, Class B and Class K shares of the Portfolio (“Distribution Agreements”) have been approved by the Trust’s Board including a majority of the Independent Trustees, with respect to the Portfolio. The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement’s continuance is approved annually by (i) a majority of the Independent Trustees who are not parties to such agreement and, if applicable, who have no direct or indirect financial interest in the operation of the Rule 12b-1 Distribution Plans (as defined below) or any such related agreement, by a vote cast in person at a meeting called for the purpose of voting on such agreements and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

The Trust has adopted, in the manner prescribed under Rule 12b-1 under the 1940 Act, a plan of distribution pertaining to the Class A and Class B shares of the Portfolio (“Rule 12b-1 Distribution Plans”). Under the Rule 12b-1 Distribution Plans, the Class A and Class B shares of the Trust are charged a fee to compensate the Distributor for promoting, selling and servicing shares of the Portfolio. The maximum annual distribution and/or service (12b-1) fee for the Portfolio’s Class A and Class B shares is 0.25% of the average daily net assets attributable to Class A and Class B shares. There is no distribution plan with respect to Class K shares and the Portfolio pays no service or distribution fees with respect to those shares.

The Board considered various factors in connection with its decision as to whether to approve or reapprove, as the case may be, the Rule 12b-1 Distribution Plans, including: (i) the nature and causes of the circumstances which make the approval or continuance of Rule 12b-1 Distribution Plans necessary and appropriate; (ii) the way in which the Rule 12b-1 Distribution Plans address those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Rule 12b-1 Distribution Plans to any other person relative to those of the Trust; (v) the effect of the Rule 12b-1 Distribution Plans on existing Contract owners; (vi) the merits of possible alternative plans or pricing structures; (vii) the relationship of the Rule 12b-1 Distribution Plans to other distribution efforts of the Trust; and (viii) the competitive conditions in the variable products industry. The Board noted that the overall distribution arrangements would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current Contract owners to make additional investments in the Portfolio and attracting new investors and assets to the Portfolio to the benefit of the Portfolio and its

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Contract owners, (2) facilitate distribution of the Portfolio’s shares and (3) maintain the competitive position of the Portfolio in relation to other portfolios that have implemented or are seeking to implement similar distribution arrangements.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Board, including the Independent Trustees, who have no direct or indirect financial interest in the Rule 12b-1 Distribution Plans or any related agreement, unanimously determined, in the exercise of its reasonable business judgment, that the Rule 12b-1 Distribution Plans are reasonably likely to benefit the Trust and the shareholders of the Portfolio. As such, the Trustees, including the Independent Trustees, approved each Rule 12b-1 Distribution Plan and its continuance.

Pursuant to the Rule 12b-1 Distribution Plans, the Trust compensates the Distributor from assets attributable to the Class A and Class B shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of that class of shares. Generally, the 12b-1 fees are paid to the Distributor on a monthly basis. A portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class A and Class B shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class A and Class B shares.

The Rule 12b-1 Distribution Plans are of a type known as a “compensation” plan because payments are made for services rendered to the Trust with respect to a class of shares regardless of the level of expenditures by the Distributor. The Trustees, however, take into account such expenditures for purposes of reviewing operations under the Rule 12b-1 Distribution Plans and in connection with their annual consideration of the Rule 12b-1 Distribution Plans’ renewal. The Distributor’s expenditures include, without limitation: (i) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to Class A and Class B shares of the Trust; (ii) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class A and Class B shares of the Trust; (iii) holding seminars and sales meetings designed to promote the distribution of Class A and Class B shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding Trust investment objectives and policies and other information about the Trust and the Portfolio, including the performance of the Portfolio; (v) training sales personnel regarding the Class A and Class B shares of the Trust; and (vi) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class A and Class B shares.

The Distributor does not receive any underwriting discounts or commissions, compensation on redemptions and repurchases, or brokerage commissions from the Trust.

AXA Equitable and the Distributor may use their respective past profits or other resources to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Trust and/or support services that benefit Contract owners, including payments of significant amounts made to intermediaries that provide those services. These services may include sales personnel training, prospectus review, marketing, and related services.

The Distributor pays all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor offers shares of the Portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. Each Distribution Agreement provides that the Distributor shall accept orders for shares at net asset value without sales commissions or loads being charged. The Distributor has made no firm commitment to acquire shares of the Portfolio.

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The Rule 12b-1 Distribution Plans and any Rule 12b-1 related agreements that are entered into by the Trust or the Distributor in connection with the Rule 12b-1 Distribution Plans will continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by a vote of a majority of the Board, and of a majority of the Independent Trustees, with no direct or indirect financial interest in the operation of the Rule 12b-1 Distribution Plans or any Rule 12b-1 related agreements. In addition, the annual continuance of the Distribution Agreements must be approved by the Board or a majority of outstanding voting securities, and by a majority of Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the Distribution Agreement. In addition, the Rule 12b-1 Distribution Plans and any Rule 12b-1 related agreement may be terminated at any time, without penalty, by vote of a majority of the outstanding Class A or Class B shares of the Portfolio or by vote of a majority of the Independent Trustees, with no direct or indirect financial interest in the operation of the Rule 12b-1 Distribution Plans or Rule 12b-1 related agreement. The Rule 12b-1 Distribution Plans also provide that they may not be amended to increase materially the amount (up to 0.25% of Class A or Class B average daily net assets annually) that may be spent for distribution of Class A or Class B shares of any Portfolio without the approval of the Class A or Class B shareholders of the Portfolio.

The table below shows the amount paid by the Class A and Class B shares of the Portfolio to the Distributor pursuant to the Rule 12b-1 Distribution Plans for the fiscal year ended December 31, 2019. For this period, the Distributor’s actual expenditures exceeded the amounts received from the Portfolio.

FISCAL YEAR ENDED DECEMBER 31, 2019

Portfolio:	Class A Fee Paid to Distributor	Class B Fee Paid to Distributor	Total Distribution Fees
EQ/Core Plus Bond Portfolio	$291,383	$118,860	$410,243

Compensation to Financial Intermediaries

In addition to the distribution and service fees paid by the Portfolio to the Distributor for the purpose of compensating certain financial intermediaries and for other purposes (described above in the section entitled, “The Distributor”), the Distributor or the Adviser (or one of their affiliates) may make payments out of its own resources to provide additional compensation to selected affiliated and unaffiliated sponsoring insurance companies (or their affiliates) or other financial intermediaries (collectively, “financial intermediaries”).

As described in the Prospectus and in more detail below, the Adviser and the Distributor may use their respective past profits or other resources to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Portfolio and/or support services that benefit Contract owners, plan participants or other investors who purchase through financial intermediaries, to reimburse certain expenses related to processing sales of Portfolio shares and to pay incentives to market the Portfolio, to cooperate with the Distributor’s or financial intermediaries’ promotional efforts or in recognition of financial intermediaries’ marketing support, transaction processing and/or administrative services support (collectively, “revenue sharing payments”). These additional payments are made by the Adviser, the Distributor or their respective affiliates and do not increase the amount paid by the Portfolio, Contract owners, plan participants or other investors who purchase through financial intermediaries as shown under the heading “Fees and Expenses of the Portfolio” in the Portfolio summary in the Prospectus.

Subaccounting and Other Payments.    Payments by the Adviser and/or the Distributor (and their affiliates) to financial intermediaries may include payments for providing recordkeeping services with respect to certain groups of investors in the Portfolio, including Contract owners that allocate contract value indirectly to the Portfolio and participants in retirement plans (collectively referred to as “subaccounting” and Contract owners and participants, “investors”). The subaccounting services typically include: (i) maintenance of master accounts with the Trust (e.g., insurance company separate accounts investing in the Trust); (ii) tracking, recording and transmitting net purchase and redemption orders for Portfolio shares; (iii) establishing and

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maintaining investor accounts and records; (iv) recording investor account balances and changes thereto; (v) distributing redemption proceeds and transmitting net purchase payments and arranging for the wiring of funds; (vi) reconciling purchase and redemption activity and dividend and distribution payments between a master account and the Trust; (vii) maintaining and preserving records related to the purchase, redemption and other account activity of investors; (viii) providing statements to investors; (ix) furnishing proxy materials, periodic fund reports, prospectuses and other communications to investors as required; (x) assisting with proxy solicitations on behalf of the Trust, including soliciting and compiling voting instructions from Contract owners; (xi) responding to inquiries from investors about the Portfolio and (xii) providing information in order to assist the Portfolio in its compliance with state securities laws.

In accordance with guidance from the U.S. Department of Labor, retirement and benefit plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the retirement and benefit plans or the investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients’ charges by the amount of fees the recordkeeper receives from mutual funds.

Marketing Support Payments.    Payments by the Adviser and/or the Distributor (and their affiliates) to financial intermediaries also may include payments for marketing support services, including: providing periodic and ongoing education and training and support of financial intermediary personnel regarding the Portfolio and the financial planning needs of Contract owners that allocate contract value indirectly to the Portfolio, plan participants or other investors who purchase through financial intermediaries; adding the Portfolio to the list of underlying investment options in an insurance company’s variable products; disseminating to financial intermediary personnel information and product marketing materials regarding the Portfolio; explaining to financial intermediaries’ clients the features and characteristics of the Portfolio; conducting due diligence regarding the Portfolio; granting access (in some cases on a preferential basis over other competitors) to sales meetings, sales representatives and management representatives of the financial intermediary; and providing business planning assistance, marketing support, advertising and other services.

Other Payments.    From time to time, the Distributor or the Adviser (or an affiliate) at its expense, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of Portfolio shares. Such payments may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for financial intermediary representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by financial intermediary representatives and other employees in connection with training and educational meetings, client prospecting, retention and due diligence trips.

Other compensation or promotional incentives may be offered to the extent not prohibited by federal or state laws or any self-regulatory organization. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s policies and applicable law. These payments may vary depending upon the nature of the event.

Payment Amounts. The payments to financial intermediaries as described above generally are negotiated based on a number of factors including, but not limited to, quality of service, reputation in the industry, ability to attract and retain assets, target markets, customer relationships, and relationship with the Adviser or Distributor or its affiliates. No one factor is determinative of the type or amount of additional compensation to be provided. The amount of these payments, as determined from time to time by the Adviser or Distributor (or an affiliate) in its sole discretion, may be different for different financial intermediaries. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation. Such payments may be calculated by reference to the gross or net sales by such person, the average net assets of shares held by the customers of such person, the number of accounts of the Portfolio attributable to such person, on the basis of a flat fee or a negotiated lump sum payment for services provided, or otherwise.

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The Adviser or the Distributor or its affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial intermediaries at any time without notice. For more specific information about any revenue sharing and/or subaccounting payments made to your financial intermediary, investors should contact their investment professionals.

BROKERAGE ALLOCATION AND OTHER STRATEGIES

Brokerage Commissions

The Portfolio may be charged for securities brokers’ commissions, transfer taxes and similar fees relating to securities transactions. The Adviser and the Sub-Advisers, as appropriate, seek to obtain the best net price and execution on all orders placed for the Portfolio, considering all the circumstances. The Adviser and the Sub-Advisers may, as appropriate, in the allocation of brokerage business, take into consideration the receipt of research and other brokerage services, consistent with the obligation to seek to obtain best net price and execution.

Investment company securities (not including securities of the ETFs) generally are purchased directly from the issuer. It is expected that other securities will ordinarily be purchased in the primary markets, whether OTC or listed, and that listed securities may be purchased in the OTC market if that market is deemed the primary market.

Purchases and sales of equity securities on a securities exchange or in the OTC market are effected through brokers who receive compensation for their services. Such compensation varies among different brokers. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. However, brokerage commission rates in certain countries in which the Portfolio may invest may be discounted for certain large domestic and foreign investors such as the Portfolio. A number of foreign banks and brokers will be used for execution of the Portfolio’s portfolio transactions. In the case of securities traded in the foreign and domestic OTC markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is generally no stated brokerage commission paid by a portfolio for a fixed-income security, the price paid by a portfolio to an underwriter includes the disclosed underwriting fee, and prices in secondary trades usually include an undisclosed commission or mark-up.

The Adviser and Sub-Advisers may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Adviser or Sub-Advisers. The research services include economic, market, industry and company research material. Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”) and by policies adopted by the Trustees, the Adviser and Sub-Advisers, as appropriate, may cause the Trust to pay a broker-dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Adviser or the relevant Sub- Adviser must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts for which it exercises investment discretion and that the services provided by a broker provide the Adviser or the Sub-Advisers with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a portfolio for any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

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For futures transactions, the selection of a futures broker is generally based on the overall quality of execution and other services provided by the futures broker. The Adviser and the Sub-Advisers or their affiliates may choose to execute futures transactions electronically.

Certain Sub-Advisers may also receive research or research credits from brokers that are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for the Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide a Sub- Adviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, the Sub-Adviser’s other clients and the Sub-Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the Financial Industry Regulatory Authority has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.

Certain Sub-Advisers may obtain third-party research from broker-dealers or non-broker dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow a Sub-Adviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third party research providers for research.

The overall reasonableness of commissions paid will be determined by evaluating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, confidentiality, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by the Adviser and Sub-Advisers, as appropriate, for the benefit of all accounts for which the responsible party makes investment decisions. As such, research services paid for with the Portfolio’s brokerage commissions may not benefit the Portfolio, while research services paid for with the brokerage commissions of other clients may benefit the Portfolio. The receipt of research services from brokers will tend to reduce the Adviser’s and Sub-Advisers’ expenses in managing the Portfolio.

Securities or other investments held by the Portfolio may also be held by other separate accounts, mutual funds or other accounts for which the Adviser or a Sub-Adviser serves as an investment adviser, or held by the Adviser or a Sub-Adviser for its own account. Because of different investment objectives or other factors, a particular security or other investment may be bought by the Adviser or a Sub-Adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolio or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser or a Sub-Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

When the Adviser or a Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser or a Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such

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other accounts or companies. In general, the Adviser or a Sub-Adviser, as appropriate, will make allocations among accounts with the same or similar investment objective based upon a variety of factors which may include, among other things, the account’s available cash, investment restrictions, permitted investment techniques, tolerance for risk, tax status, account size, and other relevant considerations. In some cases this procedure may adversely affect the size of the position obtainable for the Portfolio.

For the fiscal years ended December 31, 2017, December 31, 2018 and December 31, 2019, the Portfolio paid no brokerage commissions.

Brokerage Transactions with Affiliates

To the extent permitted by law and in accordance with procedures established by the Board, the Trust may engage in brokerage transactions with brokers that are affiliates of the Adviser or its affiliates, including Sanford C. Bernstein & Co., LLC, sub-advisers, brokers who are affiliates of such sub-advisers, or unaffiliated brokers who trade or clear through affiliates of the Adviser or sub-advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with brokers that are affiliates of the Adviser or sub-advisers or their respective affiliates unless pursuant to an exemptive order from the SEC. The Trust relies on exemptive relief from the SEC that permits a portion of a portfolio that has multiple portions advised by different sub-advisers and/or the Adviser to engage in principal and brokerage transactions with a sub-adviser (or an affiliate of that sub-adviser) to another portion of the same portfolio, subject to certain conditions. The Trust has adopted procedures, prescribed by the 1940 Act and the rules thereunder, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Adviser and brokers that are affiliates of a sub-adviser to a portfolio for which that sub-adviser provides investment advice do not exceed the usual and customary broker’s commission. In addition, the Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, under applicable securities law the Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Adviser or sub-advisers or their respective affiliates.

For the fiscal years ended December 31, 2017, December 31, 2018 and December 31, 2019, the Portfolio paid no amounts to affiliated broker-dealers of the Adviser, Sub-Advisers, or Distributor.

Brokerage Transactions Relating to Research Services

For the fiscal year ended December 31, 2019, the Portfolio directed no portfolio transactions to broker-dealers that also provided research services.

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the Trust’s Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to the Portfolio to the Adviser. With respect to each allocated portion of the Portfolio for which a Sub-Adviser provides portfolio management, the Adviser views proxy voting as a function that is incidental and integral to portfolio management, and it has in turn delegated the proxy voting responsibilities with respect to the Portfolio to the applicable Sub-Advisers. The primary focus of the Trust’s proxy voting procedures as they relate to the Portfolio, therefore, is to seek to ensure that each Sub-Adviser has adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser’s proxy voting. Under certain circumstances, for example, when a Sub-Adviser notifies the Adviser that it is unable or unwilling to assume responsibility to vote a proxy for the Portfolio, due to a potential material conflict of interest of the Sub-Adviser or otherwise, the Adviser has deemed it appropriate to assume responsibility for voting the proxies for shares held by the Portfolio instead of delegating that responsibility to the Sub-Adviser. Under these circumstances, the Adviser’s Proxy Voting Committee will vote such proxies in the best interest of the Portfolio and its shareholders.

The Adviser may engage an independent proxy voting service to assist with the research and analysis of voting issues, provide voting recommendations or carry out the actual voting process as deemed necessary. If the Adviser becomes aware that a proposal may present an issue as to which the Adviser, the Distributor or

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their affiliates could be deemed to have a material conflict of interest, the issue will be reviewed by the Trust’s CCO, who may take actions deemed appropriate. If the Trust’s CCO determines that an affiliated person of the Adviser has a potential material conflict, that affiliated person will not participate in the voting decision.

Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website at http://www.axa-equitablefunds.com (go to “EQ Premier VIP Trust Portfolios” and click on “Proxy Voting Records”) and (2) on the SEC’s website at http://www.sec.gov. See Appendix C to this SAI for the Trust’s Proxy Voting Policies and Procedures. A description of the proxy voting policies and procedures that each Sub-Adviser uses to determine how to vote proxies relating to the Portfolio’s portfolio securities is included in Appendix C to this SAI.

CONFLICTS OF INTEREST

The Adviser currently serves as the investment adviser and administrator for the Trust and two other investment companies that are registered under the 1940 Act, and as the investment adviser for two private investment trusts that are exempt from such registration. The Adviser and its affiliates (including AXA Equitable, AXA Distributors, LLC, Equitable Holdings, AXA S.A., and AllianceBernstein L.P.) and their respective managers, partners, directors, trustees, officers, and employees (collectively, for purposes of this Conflicts of Interest discussion, “Affiliates”) are insurance and related financial services companies engaged in life insurance, property and casualty insurance and reinsurance activities, as well as asset management, investment banking, securities trading, brokerage, real estate and other financial services activities, providing a broad range of services to a substantial and diverse client base. The broad range of activities, services, and interests of the Adviser and its Affiliates gives rise to actual, potential and/or perceived conflicts of interest, and may introduce certain investment or transactional restrictions, that could disadvantage the Portfolio and its shareholders.

Certain actual and potential conflicts of interest are discussed below and elsewhere in this SAI. Investors should carefully review these discussions. These discussions are not, and are not intended to be, a complete discussion of all of the actual and potential conflicts of interest that may arise. Additional or unanticipated conflicts of interest may arise from time to time in the ordinary course of the Adviser’s and its Affiliates’ various businesses.

The Adviser and the Trust have adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. These practices, policies and procedures include information barriers, codes of ethics, pre-clearance and reporting of securities transactions by certain persons, and the use of independent persons to review certain types of transactions. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures also may limit the Portfolio’s investment activities and affect its performance.

Certain Conflicts Related to Fees and Compensation

The Adviser and certain of its Affiliates provide services including investment management, administration, shareholder servicing, distribution, and transfer agency services to the Portfolio and earn fees from these relationships with the Portfolio. The Adviser and its Affiliates face conflicts of interest when the Portfolio selects affiliated service providers because the Adviser and its Affiliates receive greater compensation when they are used. Although these fees are generally based on asset levels, the fees are not directly contingent on Portfolio performance and the Adviser and its Affiliates would still receive significant compensation from the Portfolio even if shareholders lose money. In addition, the Adviser and certain of its Affiliates manage or advise funds or accounts, including the Portfolio, with different fee rates and/or fee structures. Differences in fee arrangements may create an incentive for the Adviser and/or its Affiliates to favor higher-fee funds or accounts. The Adviser and its Affiliates also face conflicts of interest when the Portfolio selects affiliated service providers because services provided by an affiliated service provider may not be equal to services that could be provided by an unaffiliated service provider.

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The Adviser also may have a financial incentive to implement (or not to implement) certain changes to the Portfolio. For example, the Adviser may, from time to time, recommend a Portfolio combination or other restructuring. The Adviser will benefit to the extent that a restructuring results in the Portfolio’s having a higher net management fee and/or administration fee payable to the Adviser and/or the Portfolio’s being sub-advised by an affiliate of the Adviser. In addition, the profits derived from the fees payable to the Adviser by the Portfolio after a restructuring may be higher than the profits derived from the fees payable to the Adviser by the Portfolio prior to the restructuring. The Adviser will further benefit to the extent that the Portfolio restructuring eliminates or reduces the Adviser’s obligations under an expense limitation arrangement currently in effect for the Portfolio. In addition, in certain cases, the Adviser and/or its Affiliates may own a significant amount of shares of the Portfolio representing the Adviser’s and/or its Affiliates’ investment of seed money to facilitate the investment operations of the Portfolio. A Portfolio restructuring may increase the size of the Portfolio such that the Adviser and/or its Affiliates could redeem shares held in the Portfolio representing such seed money investments. Redeeming seed money from the Portfolio may enable the Adviser or an Affiliate to reduce its costs associated with providing seed money and/or use the proceeds to provide seed money for other funds and products that it manages or is developing or realize other benefits. In addition, since the Adviser pays fees to a Sub-Adviser from the management fee that it earns from a Portfolio, the Adviser will benefit to the extent that the Portfolio restructuring leads to changes to an advisory fee that result in an increase in the amount of the management fee retained by the Adviser. Any recommendation to the Trust’s Board of Trustees concerning a Portfolio combination or other restructuring is subject to the Adviser’s fiduciary duty to act in the best interests of the Portfolio and its shareholders.

In addition, subject to applicable law, the Adviser or its Affiliates may, from time to time and without notice to the Portfolio’s shareholders, in-source or outsource certain processes or functions in connection with a variety of services that they provide to the Portfolio in various capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Certain Conflicts Related to the Adviser and its Affiliates Acting in Multiple Commercial Capacities

The Adviser and/or one or more Affiliates act or may act in various commercial capacities, including as investment manager, investment adviser, administrator, investor, commodity pool operator, underwriter, distributor, transfer agent, insurance company, investment banker, research provider, market maker, trader, lender, agent or principal, and may have direct and indirect interests in securities, commodities, currencies, derivatives and other instruments in which the Portfolio may directly or indirectly invest. Thus, it is likely that the Portfolio will have business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities with which the Adviser and/or an Affiliate has developed or is trying to develop business relationships or in which the Adviser and/or an Affiliate has significant investments or other interests. For example, the Adviser may have an incentive to hire as a sub-adviser or other service provider an entity with which the Adviser or one or more Affiliates have, or would like to have, significant or other business dealings or arrangements. In addition, the Adviser and/or its Affiliates may have business dealings or arrangements with entities that are significant investors in, or have business relationships with, or provide services to Equitable Holdings, the Adviser’s publicly traded indirect parent company, and these entities may try to influence the Adviser’s and/or its Affiliates’ existing or other business dealings or arrangements. Furthermore, when Affiliates act in various commercial capacities in relation to the Portfolio, the Affiliates may take commercial steps in their own interests, which may have an adverse effect on the Portfolio. The Adviser and/or an Affiliate will have an interest in obtaining fees or other compensation in connection with such activities that are favorable to it, and any fees or other compensation (which could include advisory fees, underwriting or placement fees, financing or commitment fees, and brokerage and other transaction fees) will not be shared with the Portfolio.

The Adviser and/or its Affiliates also derive ancillary benefits from providing investment management, administration, shareholder servicing, distribution, and transfer agency services to the Portfolio, and providing such services to the Portfolio may enhance the Adviser’s and/or its Affiliates’ relationships with

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various parties, facilitate additional business development, and enable the Adviser and/or its Affiliates to obtain additional business and generate additional revenue.

Subject to applicable law and regulations, the Portfolio may enter into transactions in which the Adviser and/or its Affiliates, or companies that are deemed to be affiliates of the Portfolio (including other portfolios of the Trust), may have an interest that potentially conflicts with the interests of the Portfolio. Such transactions create an opportunity for the Adviser and/or an Affiliate to engage in self-dealing. The Adviser and its Affiliates face a potentially conflicting division of loyalties and responsibilities to the parties in such transactions, including with respect to a decision to enter into such transactions, as well as with respect to valuation, pricing, and other terms. Any such transactions are executed in accordance with the provisions of Rule 17a-7 and Rule 17e-1, as applicable, under the 1940 Act. Applicable law and regulations also may prevent the Portfolio from engaging in transactions with an affiliate of the Portfolio, which may include the Adviser and/or its Affiliates, or from participating in an investment opportunity in which an affiliate of the Portfolio participates.

The Adviser and/or an Affiliate also faces conflicts of interest if the Portfolio purchases securities during the existence of an underwriting syndicate of which an Affiliate is a member because the Affiliate typically receives fees for certain services that it provides to the syndicate and, in certain cases, will be relieved directly or indirectly of certain financial obligations as a result of the Portfolio’s purchase of securities. Any such purchases are executed in accordance with the provisions of Rule 10f-3 under the 1940 Act.

In addition, as a result of the Adviser’s Affiliates acting in multiple commercial capacities, the Affiliates, from time to time, may come into possession of information about certain markets and investments that, if known to the Adviser or, as applicable, an affiliated Sub-Adviser, could cause the Adviser or, as applicable, an affiliated Sub-Adviser, to seek to dispose of, retain, or increase interests in investments held by the Portfolio, acquire certain positions on behalf of the Portfolio, or take other actions. The Adviser or, as applicable, an affiliated Sub-Adviser, generally will not have access, or will have limited access, to such information, even when it would be relevant to its management of the Portfolio. Such Affiliates can trade differently from the Portfolio potentially based on information not available to the Adviser or, as applicable, an affiliated Sub-Adviser. If the Adviser or, as applicable, an affiliated Sub-Adviser acquires or is deemed to acquire material non-public information regarding an issuer, it will be restricted from purchasing or selling securities of that issuer for its clients, including the Portfolio, until the information has been publicly disclosed or is no longer deemed material.

Certain Conflicts Related to the Use of Sub-Advisers

The Adviser is subject to certain conflicts of interest in connection with recommending the appointment and continued service of Sub-Advisers. Since the Adviser pays fees to the Sub-Advisers from the management fee that it earns from the Portfolio, any increase or decrease in the advisory fees negotiated with proposed or current Sub-Advisers will result in a corresponding decrease or increase, respectively, in the amount of the management fee retained by the Adviser. If the Adviser is affiliated with a Sub-Adviser, the Adviser will benefit not only from the net management fee the Adviser retains, but also from the sub-advisory fee paid by the Adviser to the affiliated Sub-Adviser. The Adviser or its Affiliates also may have distribution relationships with certain Sub-Advisers or their affiliates under which the Sub-Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its Affiliates (including those in which the Portfolio serves as an investment option), which could financially benefit the Adviser and its Affiliates or provide an incentive to the Adviser in selecting one Sub-Adviser over another or a disincentive for the Adviser to recommend the termination of such Sub-Advisers. In addition, the Adviser’s and/or its Affiliates’ other existing or potential business relationships (e.g., distribution, sub-administration, or custody arrangements), including with Sub-Advisers and/or their affiliates, or other financial or personal relationships, could influence the Adviser’s selection and retention or termination of Sub-Advisers.

The Adviser may allocate the Portfolio’s assets among multiple Sub-Advisers. While the Adviser seeks to allocate the Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent

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with achieving the Portfolio’s investment objective, the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, if any, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

The aggregation of assets of multiple portfolios or other funds or accounts for purposes of calculating breakpoints in advisory fees may create an incentive for the Adviser to select Sub-Advisers where the selection may serve to lower an advisory fee and possibly increase the management fee retained by the Adviser or may provide a disincentive for the Adviser to recommend the termination of a Sub-Adviser from the Portfolio if the termination may cause the advisory fee payable by the Adviser to increase on the Portfolio or other fund or account that aggregates its assets with the Portfolio.

The Adviser is a fiduciary for the shareholders of the Portfolio and must put their interests ahead of its own interests (or the interests of its Affiliates). When recommending the appointment or continued service of a Sub-Adviser, consistent with its fiduciary duties, the Adviser relies primarily on the qualitative and quantitative factors described in detail in the Prospectus. In addition, the appointment and continued service of a Sub-Adviser are subject to the approval of the Trust’s Board of Trustees. Moreover, the Adviser may not enter into a sub-advisory agreement with an Affiliate, such as AllianceBernstein L.P., unless the sub-advisory agreement with the Affiliate, including compensation, is also approved by the Portfolio’s shareholders.

Furthermore, the range of activities, services, and interests of a Sub-Adviser may give rise to actual, potential and/or perceived conflicts of interest that could disadvantage the Portfolio and the Portfolio’s shareholders. In addition, a Sub-Adviser’s portfolio managers may manage multiple funds and accounts for multiple clients. In addition to the Portfolio, these funds and accounts may include, for example, other mutual funds, separate accounts, collective trusts, and offshore funds. Managing multiple funds and accounts may give rise to actual or potential conflicts of interest, including, for example, conflicts among investment strategies, conflicts in the allocation of limited investment opportunities, and conflicts in the aggregation and allocation of securities trades. In addition, a Sub-Adviser’s portfolio managers may manage or advise funds or accounts with different fee rates and/or fee structures, including performance-based fee arrangements. Differences in fee arrangements may create an incentive for a portfolio manager to favor higher-fee funds or accounts. Each Sub-Adviser has adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. There is no assurance, however, that a Sub-Adviser’s practices, policies and procedures will be effective, and a Sub-Adviser’s practices, policies and procedures also may limit the investment activities of the Portfolio and affect the Portfolio’s performance. A Sub-Adviser and/or its affiliates also may derive ancillary benefits from providing investment advisory services to the Portfolio, and providing such services to the Portfolio may enhance the Sub-Adviser’s and/or its affiliates’ relationships with various parties, facilitate additional business development, and enable the Sub-Adviser and/or its affiliates to obtain additional business and generate additional revenue. Please see Appendix B for a further discussion of Sub-Adviser conflicts of interest.

Certain Conflicts Related to the Adviser’s Insurance Company Affiliates

The Portfolio is available through Contracts offered by insurance company Affiliates of the Adviser and the Portfolio may be used to fund all or a portion of certain benefits and guarantees available under the Contracts. To the extent the assets in the Portfolio are insufficient to fund those benefits and guarantees, the Adviser’s insurance company Affiliates might otherwise be obligated to fulfill them out of their own resources. The Adviser is subject to conflicts of interest in connection with providing advice to, or developing strategies and models used to manage, the Portfolio. The performance of the Portfolio may impact the obligations and financial exposure of the Adviser’s insurance company Affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option, and the ability of an insurance company Affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Adviser’s investment decisions and the design of the Portfolio may be influenced by these factors. For example, the Portfolio or models and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles, including

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volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company Affiliates that provide the benefits and guarantees and offer the Portfolio as an investment option in their products, and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The financial benefits to the Adviser’s insurance company Affiliates may be material. The performance of the Portfolio also may adversely impact the value of Contracts that offer the Portfolio as an investment option and could suppress the value of the benefits and guarantees offered under a Contract.

A significant percentage of the Portfolio’s shares may be owned or controlled by the Adviser and/or its Affiliates, other portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts and qualified plans. Accordingly, the Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution and other transactions by Affiliates of the Adviser. These inflows and outflows may be frequent and could negatively affect the Portfolio’s net asset value and performance, and could cause the Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for the Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect the Portfolio’s ability to meet shareholder redemption requests or could limit the Portfolio’s ability to pay redemption proceeds within the time period stated in its Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Adviser or its Affiliates also may be subject to conflicts of interest in selecting shares of the Portfolio for redemption and in deciding whether and when to redeem such shares. In addition, these inflows and outflows could increase the Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause the Portfolio’s actual expenses to increase, or could result in the Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Portfolio’s expense ratio.

The Portfolios or other portfolios for which the Adviser serves as investment adviser may be used as variable insurance trusts for unaffiliated insurance companies’ insurance products. These unaffiliated insurance companies have financial arrangements (which may include revenue sharing arrangements) with the Adviser’s insurance company Affiliates. These financial arrangements could create an incentive for the Adviser, in its selection process, to favor Sub-Advisers that are affiliated with these unaffiliated insurance companies.

Consistent with its fiduciary duties, the Adviser seeks to implement the Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in the Prospectus.

Certain Conflicts Related to the Adviser and its Affiliates Acting for Multiple Clients

The Adviser and certain of its Affiliates manage or advise other funds and accounts that have investment objectives and strategies that are similar to those of the Portfolio and/or that engage in and compete for transactions in the same types of securities and instruments as the Portfolio. Such transactions could affect the prices and availability of the securities and instruments in which the Portfolio invests, directly or indirectly, and could have an adverse impact on the Portfolio’s performance. For example, when another fund or account managed or advised by the Adviser or an Affiliate implements a portfolio decision or strategy ahead of, or at the same time as, similar portfolio decisions or strategies for one or more portfolios, market impact, liquidity constraints, or other factors could result in the Portfolio receiving less favorable investment results, and the costs of implementing such portfolio decisions or strategies could be increased or the Portfolio could otherwise be disadvantaged. The Adviser and certain of its Affiliates also manage or advise other funds and accounts that have investment objectives and strategies that differ from, or may be contrary to, those of the Portfolio. Other funds and accounts may buy or sell positions while the Portfolio is undertaking the same or a different, including potentially opposite, strategy, which could disadvantage or adversely affect the Portfolio.

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A position taken by the Adviser and/or its Affiliates on behalf of one or more other funds or accounts may be contrary to a position taken on behalf of the Portfolio or may be adverse to a company or issuer in which the Portfolio has invested. For example, the Adviser and/or its Affiliates may advise other funds or accounts with respect to different parts of the capital structure of the same issuer, or with respect to classes of securities that are subordinate or senior to securities, in which the Portfolio invests. As a result, the Adviser and/or its Affiliates may pursue or enforce rights or activities, or refrain from pursuing or enforcing rights or activities, on behalf of other funds and accounts with respect to a particular issuer in which one or more portfolios have invested. In addition, the Adviser may pursue, or refrain from pursuing, on behalf of one or more of the portfolios, class action litigation that may be adverse to the interests of certain of the Adviser’s Affiliates.

The Portfolio’s performance will usually differ from the performance of other funds or accounts that are also managed or advised by the Adviser or its Affiliates even in cases where the investment objectives and strategies of the relevant funds or accounts are similar. The Adviser and certain of its Affiliates may give advice to, or take actions with respect to, other funds or accounts that may compete or conflict with advice the Adviser may give to, or actions the Adviser may take with respect to, the Portfolio. In addition, when the Adviser and/or its Affiliates seek to buy or sell the same security or instrument on behalf of more than one fund or account, including the Portfolio, the Adviser and/or its Affiliates may have an incentive to allocate more favorable trades to certain funds or accounts, including the Portfolio. (For additional information about the Adviser’s trade aggregation and allocation policies, please see the section of the SAI entitled “Brokerage Allocation and Other Strategies.”) It is possible that the Portfolio could sustain losses during periods in which one or more other funds or accounts that are managed or advised by the Adviser or its Affiliates achieve significant gains. The opposite result is also possible.

In addition, the Adviser or, as applicable, an affiliated Sub-Adviser may restrict the investment policies or the design of the Portfolio or its investment decisions and activities on behalf of the Portfolio in various circumstances, including as a result of regulatory or other restrictions applicable to one or more Affiliates, internal policies designed to comply with such restrictions, and/or potential reputational risk in connection with funds or accounts (including the Portfolio). For example, if the Adviser and/or its Affiliates come into possession of material non-public information regarding other funds or accounts that are also managed or advised by the Adviser or its Affiliates, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Portfolio. In addition, potential conflicts of interest exist when the Adviser and/or its Affiliates maintain certain overall limitations on investments in securities or other instruments due to, among other things, investment restrictions imposed on the Adviser and/or its Affiliates by law, regulation (for example, banking or insurance regulations), mechanisms imposed by certain issuers (for example, poison pills), or the Adviser’s and/or its Affiliates’ own internal policies (including, for example, for risk management purposes). Certain of these restrictions may impose limits on the aggregate amount of investments that may be made by affiliated investors. In these circumstances, the Adviser or, as applicable, an affiliated Sub-Adviser may be precluded from purchasing securities or other instruments (that it might otherwise purchase) for the Portfolio if the purchase would cause the Portfolio and its affiliated investors to exceed an applicable limit, or the Adviser or, as applicable, an affiliated Sub-Adviser may be required to sell securities or other instruments (that it might otherwise prefer that the Portfolio hold) in order to comply with such a limit. In addition, aggregate investment limitations could cause dispersion among funds and accounts managed or advised by the Adviser and/or its Affiliates with similar investment objectives and strategies.

Shareholders also should be aware that the Trust’s Chief Executive Officer and other principal officers are also principals and/or employees of the Adviser and/or its Affiliates, and these principals and employees have obligations to such other entities and/or their clients, and may come into possession of information, that could give rise to a potentially conflicting division of loyalties and/or responsibilities, which could have an adverse effect on the Portfolio and could benefit the Adviser and/or its Affiliates. For example, the Trust’s Chief Executive Officer serves (among other executive positions) as Chief Investment Officer for AXA Equitable and certain other Affiliates, and certain of the Trust’s other principal officers hold executive positions, including in operations, legal, and compliance, with the Adviser and/or its Affiliates. For additional

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information about the principal occupations of the Trust’s Chief Executive Officer and other principal officers (including positions held with the Adviser and/or its Affiliates), please see the section of the SAI entitled “Management of the Trust.”

Certain Conflicts Related to the Joint Use of Vendors and Other Service Providers

Certain service providers to the Portfolio (including sub-advisers, accountants, custodians, attorneys, lenders, bankers, brokers, consultants and investment or commercial banking firms) provide goods and services to, or have business, personal, financial or other relationships with, the Adviser and/or its Affiliates. Such service providers may be clients of the Adviser and/or its Affiliates, sources of investment opportunities, co-investors or commercial counterparties or entities in which the Adviser and/or its Affiliates have an investment or other interest. In addition, certain employees of the Adviser and/or its Affiliates and/or the Trustees of the Trust could have immediate family members or other relatives or friends employed by or serving as board members of such service providers. These relationships could have the appearance of affecting or potentially influencing the Adviser in deciding whether to select or recommend such service providers to perform services for the Portfolio or terminate such service providers.

Certain Conflicts Related to Proxy Voting

The Adviser and the Sub-Advisers have implemented policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that they make on behalf of their clients, including the Portfolio, and to help ensure that such decisions are made in accordance with their fiduciary obligations to their clients. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions made by the Adviser and/or the Sub-Advisers in respect of securities held by the Portfolio may have the effect of favoring the interests of the Adviser and/or its Affiliates and/or the Sub-Advisers and/or funds or accounts other than the Portfolio; provided, that the Adviser and/or the Sub-Advisers believe such voting decisions to be in accordance with their fiduciary obligations. In addition, it is possible that the Adviser’s Affiliates may invest in the same securities held by the Portfolio. The Adviser’s Affiliates may have different proxy voting policies and procedures and, as a result, the Adviser may vote differently than its Affiliates. Please see Appendix C to this SAI for the Trust’s Proxy Voting Policies and Procedures. A description of the proxy voting policies and procedures that each Sub-Adviser uses to determine how to vote proxies relating to the Portfolio’s portfolio securities is included in Appendix C to this SAI.

Certain Conflicts Related to Personal Securities Transactions

The Adviser and its Affiliates, including their respective managers, partners, directors, trustees, officers, and employees, the Trustees of the Trust, and a Sub-Adviser and its affiliates face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Portfolio, which could have an adverse effect on the Portfolio. In addition, the Adviser and its Affiliates, including their respective managers, partners, directors, trustees, officers, and employees, the Trustees of the Trust, and a Sub-Adviser and its affiliates may acquire material non-public information regarding individual securities in connection with their official duties. The Trust, the Adviser, the Sub-Advisers and the Distributor each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that imposes certain restrictions on securities transactions in the personal accounts of covered persons to help avoid conflicts of interest.

Certain Conflicts Related to the Valuation of the Portfolio’s Investments

There is an inherent conflict of interest where the Adviser or its Affiliates value, or provide any assistance in connection with the valuation, of the Portfolio’s investments and the Adviser or its Affiliates are receiving a fee based on the value of such investments. Overvaluing certain positions held by the Portfolio will inflate the value of the investments as well as the performance record of the Portfolio, which would likely increase the fees payable to the Adviser and/or its Affiliates. As a result, there may be circumstances where the Adviser has an incentive to determine valuations that are higher than the actual fair value of investments.

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Certain Conflicts Related to Trade Errors and Other Operational Mistakes

Trade errors and other operational mistakes occasionally occur in connection with the Adviser’s or an Affiliate’s management of funds and accounts, including the Portfolio. Trade errors and other operational mistakes can result from a variety of situations, including situations involving portfolio management (e.g., inadvertent violation of investment restrictions), trading, processing, or other functions (e.g., miscommunication of information, such as wrong number of shares, wrong price, wrong account, calling a transaction a buy rather than a sell and vice versa, etc.). The Adviser’s policies and procedures generally do not require perfect implementation of investment management decisions or trading, processing, or other functions performed by the Adviser. Therefore, depending on the facts and circumstances, not all mistakes will be considered compensable to an impacted fund or account, including the Portfolio. The Adviser or an Affiliate, including an affiliated Sub-Adviser, could face a potential conflict of interest when the Adviser identifies a trade error or other operational mistake that is considered compensable to an impacted Portfolio and the Adviser or an Affiliate, including an affiliated Sub-Adviser, is responsible for compensating the Portfolio.

The Adviser’s policies and procedures require that all trade errors affecting the Portfolio’s account be resolved promptly and fairly. Further, any transaction relating to the disposition of a trading error in which the Adviser’s own interests are placed before those of the Portfolio is prohibited. The Adviser will not use Portfolio assets to correct a trading error.

Certain Conflicts Related to Brokerage Transactions, including with Affiliates

To the extent permitted by applicable law and in accordance with procedures established by the Trust’s Board, the Trust may engage in brokerage transactions with brokers that are affiliates of the Adviser or its Affiliates, including Sanford C. Bernstein & Co., LLC, Sub-Advisers, brokers who are affiliates of such Sub-Advisers, or unaffiliated brokers who trade or clear through affiliates of the Adviser or the Sub-Advisers. The Portfolio’s portfolio managers may be able to select or influence the selection of the brokers that are used to execute securities transactions for the Portfolio. The Adviser’s and/or its Affiliates’ other existing or potential business relationships, including with Sub-Advisers, or other financial or personal relationships, could create an incentive for the Portfolio’s portfolio managers, in the selection process, to favor certain brokers, including affiliated brokers. The Adviser and the Portfolio’s Sub-Advisers, as appropriate, seek to obtain the best net price and execution on all orders placed for the Portfolio, considering all the circumstances. Any such transactions with an affiliated broker are executed in accordance with the provisions of Rule 17e-1 under the 1940 Act. For additional information about brokerage transactions, including with affiliates, please see the section of this SAI entitled “Brokerage Allocation and Other Strategies.”

Certain Conflicts Related to Distributions of Assets Other Than Cash

With respect to redemptions from the Portfolio, the Portfolio may, in certain circumstances, have discretion to decide whether to permit or limit redemptions and whether to make distributions in connection with redemptions in the form of securities or other assets, and in such case, the composition of such distributions. In making such decisions, the Adviser may have a potentially conflicting division of loyalties and responsibilities with respect to redeeming shareholders (which, in certain cases, could be funds-of-funds) and remaining shareholders.

Certain Conflicts Related to Gifts and Entertainment, Political Contributions, and Outside Business Activities

The code of ethics adopted by the Trust, the Adviser, and the Distributor contains a policy to address the conflicts of interest related to the giving or receipt of gifts and/or entertainment to or from clients, intermediaries, current or potential Sub-Advisers or current or potential service providers or third-party vendors to the Portfolio or the Adviser or its Affiliates, which could have the appearance of affecting or may potentially affect the judgment of covered persons or the manner in which they conduct business. The policy requires the reporting and/or pre-clearance of gifts, meals and entertainment given or received that exceeds

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certain thresholds. The Adviser also has adopted a policy that prohibits covered persons from making any direct or indirect political contribution to any political party, elected official or candidate with the intention of soliciting or maintaining investment advisory business for the Adviser. Further, given the nature of the Adviser’s business, its duties to its clients and the role of investment advisory professionals generally, covered persons who engage in outside business activities may face numerous conflicts of interest. Outside business activities include, but are not limited to, service as an officer, employee or member of the board of another organization that is not affiliated with the Adviser, consulting engagements, and public and charitable positions. To avoid such conflicts, covered persons must receive pre-approval from the compliance department prior to pursuing any outside business activities. Actual and potential conflicts of interest are analyzed during the pre-clearance and pre-approval processes.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The Trust will offer and sell its shares for cash or securities based on the Portfolio’s net asset value per share, which will be determined in the manner set forth below. Shares of the Portfolio will be issued to a shareholder upon receipt of such consideration.

The net asset value of the shares of each class of the Portfolio will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day, as defined below. The net asset value per share of each class of the Portfolio will be computed by dividing the sum of the investments held by the Portfolio applicable to that class, plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the Portfolio at such time. All expenses borne by the Trust and each of its classes will be accrued daily.

The net asset value per share of the Portfolio will be determined and computed as follows, in accordance with generally accepted accounting principles, and consistent with the 1940 Act:

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The assets belonging to the Portfolio will include (i) all consideration received by the Trust for the issue or sale of shares of the Portfolio, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) “General Items,” if any, allocated to the Portfolio. “General Items” include any assets, income, earnings, profits, and proceeds thereof, funds, or payments that are not readily identifiable as belonging to any particular portfolio. General Items will be allocated in a manner or pursuant to procedures that the Board considers fair and equitable.

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The liabilities belonging to the Portfolio will include (i) the liabilities of the Trust in respect of the Portfolio, (ii) all expenses, costs, charges and reserves attributable to the Portfolio, and (iii) any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular portfolio which have been allocated in a manner or pursuant to procedures that the Board considers fair and equitable.

The value of the Portfolio is normally determined at the close of business on each “business day.” Generally, this would be at the close of regular trading on the New York Stock Exchange (“NYSE”) on days the NYSE is open for trading (usually 4:00 p.m. Eastern time). In the event of an emergency or other disruption in trading on the NYSE, the value of the Portfolio would still normally be determined as of 4:00 p.m. Eastern time. The NYSE is closed on New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

The Board has approved pricing procedures governing the method by which Portfolio securities are valued for purposes of determining the net asset value for the Portfolio. While the Board has primary responsibility to shareholders for ensuring that appropriate valuation methods are used to value the assets of the Trust, the Board has delegated certain valuation functions for the Portfolio to the Administrator. The Portfolio may rely on pricing services or broker quotes to obtain the current market value of securities for which market

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quotations are readily available. Accordingly, the pricing procedures authorize the Administrator to engage the services of one or more independent pricing services approved by the Board to assist in valuing the assets of the Trust. In addition, there may be occasions when a different pricing provider or methodology is used. The Administrator monitors the performance of these services on an ongoing basis.

Generally, the assets of the Portfolio are valued as follows:

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Stocks listed on national securities exchanges (including securities issued by ETFs) are valued at the last sale price or official closing price, or, if there is no sale or official closing price, at the latest available bid price provided by a pricing service. Securities listed on the Nasdaq Stock Market will be valued using the Nasdaq Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price or, if there is no reported sale during the day or official closing price, at a bid price estimated by a broker.

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Foreign securities not traded directly, or in ADRs or similar form, in the U.S. are valued at most recent sales or bid price from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates. Because foreign securities sometimes trade on days when the Portfolio’s shares are not priced, the value of the Portfolio’s investment that includes such securities may change on days when shares of the Portfolio cannot be purchased or redeemed.

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U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, corporate bonds and notes are generally valued on the basis of prices provided by a pricing service. The pricing services may utilize many inputs that are observable in making evaluations which may include, but are not limited to, trading activity for similar securities, issuer details, yields, default rates, credit spreads, quoted prices and any developments related to the specific securities. However, when such prices are not available, such securities are generally valued at a bid price estimated by a broker.

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Convertible preferred stocks listed on national securities exchanges or included on the Nasdaq Stock Market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

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Convertible bonds, and unlisted convertible preferred stocks, are valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

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Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

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Exchange traded options are valued at their last sales price or, if not available, previous day’s sales price or current day’s bid price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

•	Futures contracts are valued at their last settlement price or, if there is no sale, at the latest available bid price.

•	Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

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Repurchase agreements and reverse repurchase agreements are valued at original cost (par) plus accrued interest. Other pricing methods may be utilized such as amortized cost depending on the features of the instrument.

•	Swaps are valued utilizing prices provided by an approved pricing service.

•	Shares of open-end mutual funds (other than ETFs) held by the Portfolio, will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

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Securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith under the direction of the Board. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market.

Pricing services may use, without limitation, a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specified inputs and assumptions. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Portfolio may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Portfolio’s ability to value its investment may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

To assist the Board with its pricing responsibilities, the Trust’s Valuation Committee evaluates pricing services for selection by the Board and monitors pricing service reliability and price quality. In this connection, the Valuation Committee, with the assistance of the Administrator, conducts ongoing monitoring and oversight of each pricing service. In certain instances, the Valuation Committee may determine that a reported valuation is unreliable, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation. When such circumstances arise, the Administrator is responsible for coordinating with the pricing services, the Valuation Committee and, when applicable, the various sub-advisers to facilitate valuation.

Events or circumstances affecting the values of Portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the Trust’s calculations of net asset value for the Portfolio when the Trust deems that the event or circumstance would materially affect the Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The Valuation Committee determines the value of any of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by a fair valuation method adopted by the Trust’s Board that relies on other available pricing inputs. As such, fair value pricing is based on subjective judgments and it is possible that the valuations reached may differ materially from the value realized on a sale. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of the Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s net asset value by those traders.

Redemptions In Kind

The Trust’s organizational documents provide that it may redeem its shares in kind. The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to commit itself to pay in cash all requests for redemption by any

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shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the Trust at the beginning of such period. If shares are redeemed through a distribution of assets of the Trust, the recipient would incur brokerage commissions upon the sale of such securities.

The Trust also reserves the right to redeem its shares in kind under appropriate circumstances, such as in connection with transactions involving the substitution of shares of one Portfolio (the replacement portfolio) for shares of another Portfolio (the replaced portfolio) held by insurance company separate accounts to fund Contracts.

TAXATION

The Portfolio is treated for federal tax purposes as a separate corporation. The Trust intends that the Portfolio will continue to qualify each taxable year to be treated as a RIC (that is, a “regulated investment company” under Subchapter M of Chapter 1, Subtitle A of the Code). By doing so, the Portfolio (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

To continue to qualify for treatment as a RIC, the Portfolio must distribute annually to its shareholders at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements. With respect to the Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans and gains (without regard to losses) from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies (“Qualifying Income”), and (b) net income from an interest in a “qualified publicly traded partnership” (defined below) (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Portfolio’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs (collectively, “Qualifying Assets”), and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than Government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Portfolio controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively “Subchapter M Diversification Requirements” and, together with the Income Requirement, “Other Requirements”). A QPTP is defined as a “publicly traded partnership” (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) other than a partnership at least 90% of the gross income of which consists of Qualifying Income.

If the Portfolio failed to qualify for treatment as a RIC for any taxable year — either (1) by failing to satisfy the Distribution Requirement, even if it satisfied all the Other Requirements, or (2) by failing to satisfy one or more of the Other Requirements and was unable, or determined not, to avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Other Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — (a) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its

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shareholders, (b) each “segregated asset account” (i.e., insurance company separate account) (“Separate Account”) invested in the Portfolio would fail to satisfy the diversification requirements described below, with the result that the Contracts supported by each such account would no longer be eligible for tax deferral, and (c) all distributions out of the Portfolio’s earnings and profits, including distributions of net capital gain, would be taxable to its shareholders as dividends (i.e., ordinary income) (except that, for individual and certain other non-corporate shareholders, the part thereof that is “qualified dividend income” would be subject to federal income tax at the rates for net capital gain — a maximum of 15% for a single shareholder with taxable income not exceeding $441,450 ($496,600 for married shareholders filing jointly) and 20% for those non-corporate shareholders with taxable income exceeding those respective amounts, which apply for 2020 and will be adjusted for inflation annually thereafter); those dividends also would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Subchapter L of Chapter 1, Subtitle A of the Code (“Subchapter L”) requires that each Separate Account in which Contract premiums are invested be “adequately diversified” (as described in the next paragraph). If the Portfolio satisfies certain requirements regarding the types of shareholders it has and the availability of its shares, which the Portfolio intends to continue to do, then a Separate Account will be able to “look through” the Portfolio, and in effect treat a pro rata portion of the Portfolio’s assets as the account’s assets, for purposes of determining whether the account is diversified. Moreover, if an Underlying Portfolio (that qualifies for treatment as a RIC) in which the Portfolio invests also satisfies those requirements, a Separate Account investing in the Portfolio will effectively treat a pro rata portion of the Underlying Portfolio’s assets as its own for those purposes. The same treatment will not apply, however, with respect to any ETF (even one that also is treated as a RIC), in which a Portfolio invests, which instead will be treated for those purposes as a single investment.

Because the Trust is used to fund Contracts, the Portfolio must meet the diversification requirements imposed by Subchapter L and the regulations thereunder (“Subchapter L Diversification Requirements”) on Separate Accounts (which are in addition to the Subchapter M Diversification Requirements) or those Contracts will fail to qualify as life insurance policies or annuity contracts for federal tax purposes. In general, for the Portfolio (and, therefore, any Separate Account that invests therein) to meet the Subchapter L Diversification Requirements Treasury regulations require that, except as permitted by the “safe harbor” described below, no more than 55% of the total value of its assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. Generally, for these purposes, all securities of the same issuer are treated as a single investment. Furthermore, the Code provides that each U.S. Government agency or instrumentality is treated as a separate issuer. Subchapter L provides, as a safe harbor, that a Separate Account will be treated as being adequately diversified if the Subchapter M Diversification Requirements are satisfied and no more than 55% of the value of the account’s total assets are Qualifying Assets. Compliance with the Subchapter L Diversification Requirements is tested on the last day of each calendar year (which is the Portfolio’s taxable year) quarter. If the Portfolio has satisfied those requirements for the first quarter of its first taxable year, it will have a 30-day period after the end of each subsequent quarter in which to cure any non-compliance.

Many technical rules govern the computation of the Portfolio’s investment company taxable income (or income and deductions, in the case of an ETF that is a grantor trust and not a RIC, such as an ETF that invests primarily in commodities) and net capital gain. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

The Portfolio that invests in foreign securities or currencies may be subject to foreign taxes that could reduce its investment performance.

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The Portfolio may invest in the stock of PFICs if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Portfolio will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC and/or of any gain from disposition of that stock (collectively, “PFIC income”), plus interest thereon, even if the Portfolio distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If the Portfolio invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in its gross income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement), even if the QEF does not distribute those earnings and gain to the Portfolio. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

The Portfolio may elect to “mark to market” its stock in certain PFICs. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over the Portfolio’s adjusted basis therein as of the end of that year. Pursuant to the election, the Portfolio also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Portfolio included in income for prior taxable years under the election. The Portfolio’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

The Portfolio may acquire (1) zero coupon bonds issued with OID, (2) payment-in-kind bonds, and/or (3) TIPS or other inflation-indexed securities, on which principal is adjusted based on changes in the Consumer Price Index. The Portfolio must include in its gross income the OID that accrues on OID securities, bonds it receives as “interest” on payment-in-kind bonds, and the amount of any principal increases on inflation-indexed securities during the taxable year, even if it receives no corresponding payment on them during the year. Because the Portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement, it might be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the Portfolio’s cash assets or, if necessary, from the proceeds of sales of its portfolio securities. The Portfolio might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

OTHER INFORMATION

Delaware Statutory Trust.    The Trust is an entity of the type commonly known as a Delaware statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust’s shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of the Portfolio could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or the Portfolio. However, the trust instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (e.g., the Portfolio) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from the Portfolio’s property for all losses and expenses of any Portfolio shareholder held personally liable for the obligations of the Portfolio. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations, a possibility that FMG LLC believes is remote and

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not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of the Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Portfolio. The Trustees intend to conduct the operations of the Portfolio in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolio.

Classes of Shares.     The Portfolio consists of Class A shares, Class B shares and Class K shares. A share of each class of the Portfolio represents an identical interest in the Portfolio’s investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the Portfolio will affect the performance of those classes. Each share of the Portfolio is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of the Portfolio. However, to the extent expenses of the classes differ, dividends and liquidation proceeds on Class A, Class B and Class K shares will differ.

Voting Rights.    Shareholders of the Portfolio are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the series of the Trust as a group may elect all of the Trustees of the Trust. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law. In accordance with current laws, it is anticipated that an insurance company issuing a Contract that participates in a Portfolio will request voting instructions from Contract owners and will vote shares or other voting interests in the insurance company’s separate account in proportion to the voting instructions received. The Board of Trustees may, without shareholder approval unless such approval is required by applicable law, cause any one or more series or classes of the Trust to merge or consolidate with or into any one or more other series or classes of the Trust, one or more other trusts, partnerships or corporations.

Shareholder Meetings.    The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Trustee at the written request of holders of 10% of the outstanding shares of the Trust.

Class-Specific Expenses.    The Portfolio may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable.

Availability of Net Asset Values. Each business day, the Portfolio’s net asset values are transmitted electronically to shareholders (e.g., insurance companies, tax-qualified retirement plans and other eligible investors) and/or are available to shareholders upon request.

Additional Information.    The Portfolio is not sponsored, endorsed, sold or promoted by any third party involved in, or related to, compiling, computing or creating any index. No third party index provider makes any representation or warranty, express or implied, to the issuer or owners of the Portfolio or any other person or entity regarding the advisability of investing in investment companies generally or in the Portfolio particularly or the ability of any index to track corresponding stock market performance. Indices are determined, composed and calculated by third parties without regard to the Portfolio or the issuer or owners of the Portfolio or any other person or entity. No third party index provider has any obligation to take the needs of the issuer or owners of the Portfolio or any other person or entity into consideration in determining, composing or calculating indices. Further, no third party index provider has any obligation or liability to the issuer or owners of the Portfolio or any other person or entity in connection with the administration, marketing or offering of the Portfolio.

Third party index providers shall obtain information for inclusion in or for use in the calculation of indices from sources that the third party index providers consider reliable, none of the third parties warrant or guarantee the originality, accuracy and/or the completeness of any index or any data included therein. None of the third party index providers make any warranty, express or implied, as to results to be obtained by the

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issuer of the Portfolio, owners of the Portfolio, or any other person or entity, from the use of any index or any data included therein. None of the third party index providers shall have any liability for any errors, omissions or interruptions of or in connection with any index or any data included therein. Further, none of the third party index providers make any express or implied warranties of any kind, and the third party index providers hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each index and any data included therein. Without limiting any of the foregoing, in no event shall any of the third party index providers have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

OTHER SERVICES

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the Trust’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Trust.

Custodian

JPMorgan Chase Bank (“Chase”), 4 New York Plaza, Floor 15, New York, New York 10004-2413, serves as custodian of the Trust’s Portfolio securities and other assets. Under the terms of the custody agreement between the Trust and Chase, Chase maintains cash, securities and other assets of the Portfolio. Chase is also required, upon the order of the Trust, to deliver securities held by Chase, and to make payments for securities purchased by the Trust. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

Transfer Agent

AXA Equitable serves as the transfer agent and dividend disbursing agent for the Trust. AXA Equitable receives no additional compensation for providing such services to the Trust. Services provided by AXA Equitable include, but are not limited to, the following: (i) maintenance of master accounts with the Trust (e.g., insurance company separate accounts investing in the Trust); (ii) tracking, recording and transmitting net purchase and redemption orders for Portfolio shares; (iii) establishing and maintaining investor accounts and records; (iv) recording investor account balances and changes thereto; (v) distributing redemption proceeds and transmitting net purchase payments and arranging for the wiring of funds; (vi) reconciling purchase and redemption activity and dividend and distribution payments between a master account and the Trust; (vii) maintaining and preserving records related to the purchase, redemption and other account activity of investors; (viii) providing statements to investors; (ix) furnishing proxy materials, periodic fund reports, prospectuses and other communications to investors as required; (x) assisting with proxy solicitations on behalf of the Trust, including soliciting and compiling voting instructions from Contract owners; (xi) responding to inquiries from investors about the Portfolio; and (xii) providing information in order to assist the Portfolio in its compliance with state securities laws.

Counsel

K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Trust.

Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110, serves as counsel to the Independent Trustees of the Trust.

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FINANCIAL STATEMENTS

The Financial Statements for the fiscal year ended December 31, 2019, including the financial highlights, have been audited by PwC, an independent registered public accounting firm to the Trust, as indicated in its report with respect thereto, and appear in the Trust’s Annual Report to Shareholders, filed electronically with the SEC on March 3, 2020 (File No. 811-10509), and are incorporated by reference and made a part of this document.

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APPENDIX A

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Standard & Poor’s ratings are as follows:

•	A-1 is the highest rating and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong or, where the obligation is rated A-1+, extremely strong.

•

Issues or issuers rated A-2 are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories; however, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

•

Issues or issuers rated A-3 exhibit adequate protection parameters. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

•

Issues or issuers rated B are regarded as having significant speculative characteristics. The obligor of a B-rated short-term obligation currently has the capacity to meet its financial commitment on the obligation but faces major ongoing uncertainties which could lead to its inadequate capacity to meet its financial commitment on the obligation.

•

Issues or issuers rated C are currently vulnerable to nonpayment. The obligor of a C-rated short-term obligation is dependent upon favorable business, financial and economic conditions to meet its financial commitment on the obligation.

•

The D rating is used when a short-term obligation is in payment default or in breach of an imputed promise. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s ratings are as follows:

•	The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issues or supporting institutions rated Prime-1 have a superior ability to repay short-term obligations.

•	Issues or supporting institutions rated Prime-2 (P-2) have a strong ability to repay short-term obligations.

•	Issues or supporting institutions rated Prime-3 (P-3) have an acceptable ability to repay short-term obligations.

•	Issues or supporting institutions rated Not Prime (NP) do not fall within any of the above Prime rating categories.

Fitch’s ratings are as follows:

•

Issues or issuers rated F1 exhibit the highest short-term credit quality and strongest intrinsic capacity for timely payment of financial commitments. Issues or issuers with any exceptionally strong credit feature may be rated F1+.

•	Issues or issuers rated F2 exhibit good short-term credit quality and good intrinsic capacity for timely payment of financial commitments.

•	Issues or issuers rated F3 exhibit fair short-term credit quality and an adequate intrinsic capacity for timely payment of financial commitments.

•

Issues or issuers rated B exhibit speculative short-term credit quality with a minimal capacity for timely repayment of financial commitments, plus a heightened vulnerability to near-term adverse changes in financial and economic conditions.

•	Issues or issuers rated C exhibit high short-term default risk, and default is a real possibility.

•	RD typically applies to entities only and indicates that the entity has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.

•	D indicates a broad-based default event for an entity or the default of a specific short-term obligation.

DESCRIPTION OF BOND RATINGS

Bonds are considered to be “investment grade” if they are in one of the top four ratings.

Standard & Poor’s ratings are as follows:

•	Bonds rated AAA have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

•	The obligor of a bond rated AA has a very strong capacity to meet its financial commitment on the obligation.

•

The obligor of a bond rated A has a strong capacity to meet its financial commitment on the obligation. Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•

Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

•

Bonds rated BB, B, CCC, CC or C are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

•

Bonds rated BB are less vulnerable to nonpayment than other speculative issues but face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

•

Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

•

Bonds rated CCC are currently vulnerable to nonpayment and dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

•

Bonds rated CC are currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

•	Bonds rated C are currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

•

Bonds rated D are in payment default or in breach of an imputed promise. This rating is also used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s ratings are as follows:

•	Bonds which are rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

•	Bonds which are rated Aa are judged to be of high quality and are subject to very low credit risk.

•	Bonds which are rated A are to be considered as upper medium grade obligations and are subject to low credit risk.

•	Bonds which are rated Baa are considered as medium grade obligations, are subject to moderate credit risk and may possess certain speculative characteristics.

•	Bonds which are rated Ba are judged to be speculative and are subject to substantial credit risk.

•	Bonds which are rated B are considered speculative and subject to high credit risk.

•	Bonds which are rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

•	Bonds which are rated Ca represent obligations which are highly speculative. Such issues are likely in, or very near, default, with some prospect of recovery of principal and interest.

•	Bonds which are rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s applies modifiers to each rating classification from Aa through Caa to indicate relative ranking within its rating categories. The modifier “1” indicates that a security ranks in the higher end of its rating category, the modifier “2” indicates a mid-range ranking and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category.

Fitch ratings are as follows:

•

AAA — This is the highest rating assigned by Fitch, denoting the lowest expectation of default risk relative to other issues or issuers. This rating is assigned only to issues or issuers with an exceptionally strong capacity for payment of financial commitments that is highly unlikely to be adversely affected by foreseeable events.

•

AA — This rating is assigned to issues or issuers that present very low default risk and have a very strong capacity for payment of financial commitments that is not significantly vulnerable to foreseeable events.

•

A — This rating is assigned to issues or issuers that present a low default risk and have a strong capacity for payment of financial commitments; however, this capacity may be more vulnerable to adverse business or economic conditions than higher rated issues or issuers.

•

BBB — This rating indicates expectations of default risk are currently low. Issues or issuers assigned this rating have an adequate capacity for payment of financial commitments; however, adverse business or economic conditions are more likely to impair this capacity.

•

BB — This rating indicates an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time. However, business or financial flexibility exists that supports the servicing of financial commitments.

•

B — This rating indicates a material default risk is present but a limited margin of safety remains. Financial commitments are currently being met but the capacity for continued payment is vulnerable to deterioration in the business and economic environment.

•	CCC — This rating is assigned to issues or issuers with a substantial credit risk, and default is a real possibility.

•	CC — This rating is assigned to issues or issuers with very high levels of credit risk, and default of some kind appears probable.

•	C — This rating is assigned to issues or issuers with exceptionally high levels of credit risk, and default is imminent or inevitable, or the issuer is in standstill.

•

RD — This rating indicates that, in Fitch’s opinion, an issuer has experienced an uncured default but has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and has not otherwise ceased operating.

•

D — This rating indicates that, in Fitch’s opinion, an issuer has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or has otherwise ceased business.

PLUS (+) or MINUS (-) — The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

APPENDIX B

EQ PREMIER VIP TRUST

Information as of December 31, 2019

AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC (“ADVISER”)

Presented below for each portfolio manager is the
number of other accounts  of the Adviser managed by
the portfolio manager and the total assets in the
accounts managed within each category as of
	December 31, 2019						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

EQ/CORE PLUS BOND PORTFOLIO

Kenneth T. Kozlowski	144	$163.89	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.89	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC

Description of Any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Portfolio.

In addition, registered investment companies for which the portfolio managers serve as portfolio managers are generally structured as “funds of funds,” which invest in other registered investment companies for which the Adviser serves as the investment manager and/or in registered investment companies that are exchange-traded funds (“ETFs”). Each portfolio manager also serves as a portfolio manager to ETF allocated portions of certain other portfolios that are not “funds of funds.” None of these portfolios or allocated portions is subject to an advisory fee that is based on the performance of the portfolio or allocated portion. Given the structure of these portfolios and allocated portions and the absence of performance-based advisory fees, as well as the lack of any impact of portfolio performance on an individual portfolio manager’s compensation as further described below, each portfolio manager is not, as a general matter and in relation to these portfolios or allocated portions, subject to the potential conflicts of interest that may arise in connection with his or her management of the Portfolio, on the one hand, and the other portfolios and allocated portions, on the other, such as material differences in the investment strategies or allocation of investment opportunities.

Compensation for the fiscal year completed December 31, 2019

Because the portfolio managers serve as officers and employees of the Adviser, and their respective roles are not limited to serving as the portfolio managers of the Portfolio and other accounts they manage, their compensation is based on the Adviser’s compensation program as it applies to the firm’s officers in general. The Adviser’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation is determined by the firm, awards are made to individuals based on their salary structure and grade of position and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Securities of the Portfolio as of December 31, 2019

EQ/CORE PLUS BOND PORTFOLIO

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000

Kenneth T. Kozlowski	X

Alwi Chan	X

EQ PREMIER VIP TRUST

PORTFOLIO MANAGER INFORMATION

AXA INVESTMENT MANAGERS, INC. (“AXA IM” OR “SUB-ADVISER”)

Presented below for each portfolio manager is the

number of other accounts of the Adviser managed by

the portfolio manager and the total assets in the

accounts managed within each category as of February 28, 2020

							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number of Accounts	Total Assets (Millions)	Number of Accounts	Total Assets (Billions)	Number of Accounts	Total Assets (Billions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (Millions)	Number of Accounts	Total Assets

EQ/CORE PLUS BOND PORTFOLIO

Carl Whitbeck	2	$137.30	13	$10.85	35	$3.13	0	$0	1	$102.60	0	$0

Robert Houle	2	$137.30	8	$5.32	12	$1.36	0	$0	0	$0	0	$0

Description of any Material Conflicts

As indicated above, a portfolio manager may also manage other funds and accounts. At different times, a portfolio manager may manage other funds or accounts with investment objectives and strategies similar to, or different from, those of the Portfolio. At times, those responsibilities could potentially conflict with the interests of the Portfolio. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Portfolio’s investment objectives and strategies. For example, a portfolio manager may need to allocate investment opportunities between the Portfolio and another fund or account having similar objectives or strategies, or may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Portfolio. Not all funds and accounts advised by AXA Investment Managers, Inc. (the “Sub-Adviser”) have the same management fee. If the management fee structure of another fund or account is more advantageous to the Sub-Adviser than the fee structure of the Portfolio, the Sub-Adviser could have an incentive to favor the other fund or account. However, the Sub-Adviser’s compliance procedures and Code of Ethics recognize the Sub-Adviser’s obligation to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude a portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. In addition, although the Sub-Adviser does not invest in securities for its own account, it does, however, manage certain client accounts and funds which include investments by affiliated subsidiaries of the AXA Group. Clients should be aware that AXA Group investments in these accounts and funds (including the Portfolio) may be deemed to create a conflict of interest for the Sub-Adviser, as there could be an incentive for the Sub-Adviser to allocate investment opportunities to these accounts and funds at the expense of other advisory clients.

In addition, certain AXA IM employees have disclosed to the firm that they have family members that are employed by third party services that support AXA IM and its business. AXA IM manages these conflicts through a comprehensive set of disclosures requirements, as well as through a combination of periodic testing oversight, financial analysis and internal reporting procedures.

Compensation

As part of its staff retention strategy, AXA IM has adopted a competitive compensation policy which is linked to both overall performance and individual achievements. Professional development also serves as a key retention tool. The financial compensation package is composed of a fixed salary, based mainly on qualifications and experience, and a discretionary bonus. Bonus payments can be structured with a combination of cash immediately payable and vesting programs that are tied to the performance of the overall investment strategy to which the Portfolio belongs as well as overall firm performance. In this manner, the company can influence short term, medium term and long term value creation for both parties. Total compensation is benchmarked against industry standards to ensure we retain our highly competent team members.

We constantly monitor the employment market in our area for talented investment professionals with an eye for both new investment talent as well as market-competitive compensation packages. As an additional retention strategy for certain key individuals in the US high yield team, contractual arrangements have also been secured

Feedback from the market indicates that we are offering competitive compensation. AXA IM consistently attempts to align employee compensation with overall firm goals. Incentive pools are based on several factors, but focus on the following categories:

•	Employee performance with respect to objectives and responsibilities set

•	Employee contribution to overall firm performance

•	Investment strategy performance

•	Overall firm profitability

Retention strategies for our team members are multifaceted. AXA IM believes compensation should be viewed as a total reward approach. In addition to industry competitive compensation structures as detailed above, AXA IM’s retention strategies include career development and international mobility opportunities, an appropriate work-life balance, and benefit programs that are viewed as investments in a team member (e.g., employee stock purchase program, health club reimbursement, corporate discounts, etc.). For our investment staff at AXA IM their incentive compensation is specifically guided depending on their roles within the firm, as described below.

Portfolio Managers or Strategists

The performance of our portfolio managers is assessed at mid-year and year-end against stated objectives set at the start of the year with a senior manager. The criteria taken into consideration are:

•	Their role in the investment process

•	Overall client satisfaction relating to portfolios under management as measured by overall client dialogue and retention for external clients)

Credit Analysts

The performance of our analysts is judged on their ability to translate information into practical recommendations for the portfolio managers. The criteria taken into consideration are:

•	Quality of industry and issuer coverage

•	Ability to react swiftly to market information

•	Speed with which information is integrated into recommendations

Traders

The performance of our traders is judged on their ability to deliver trading solutions that enhance performance for our clients. The criteria taken into consideration are:

•	Trade execution and access to liquidity in the market

•	Synthesis and dissemination of important information flow to the investment team, and

•	Ability to deliver qualitative and quantitative analysis

Ownership of Shares of the Portfolio as of February 28, 2020

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000

EQ/CORE PLUS BOND PORTFOLIO

Carl Whitbeck	X

Robert Houle	X

EQ PREMIER VIP TRUST

PORTFOLIO MANAGER INFORMATION

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC (“BRANDYWINE GLOBAL”)

Presented below for each portfolio manager is the

number of other accounts of the Sub-Adviser managed by

the portfolio manager and the total assets in the

accounts managed within each category as of February 28, 2020

							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number of Accounts	Total Assets (Millions)	Number of Accounts	Total Assets (Millions)	Number of Accounts	Total Assets (Millions)	Number of Accounts	Total Assets (Millions)	Number of Accounts	Total Assets (Millions)	Number of Accounts	Total Assets (Millions)

EQ/CORE PLUS BOND PORTFOLIO

Anujeet Sareen	9	$4,807	57	$18,644	81	$32,957	N/A	N/A	6	$1,179	15	$14,590

Brian Kloss	4	$1,149	13	$1,407	10	$2,457	N/A	N/A	2	$145	5	$1,791

Tracy Chen	4	$1,149	13	$1,407	10	$2,457	N/A	N/A	2	$145	5	$1,791

Description of any Material Conflicts

Brandywine Global does not anticipate any actual or potential conflicts of interest in providing its investment management services other than those conflicts generally experienced by investment advisers.

At times, Brandywine Global manages client accounts that pay performance-based fees alongside client accounts that pay asset based fees and utilize the same investment strategy and invest in the same assets. The simultaneous management of client accounts that pay performance-based fees alongside client accounts that only pay an asset-based fee creates a conflict of interest as the portfolio manager may have an incentive to favor client accounts with the potential to receive greater fees.

Additionally, Brandywine Global may at times be trading identical securities in the opposite direction for multiple client accounts. This typically occurs in accounts that have different investment mandates. In some instances, opposite direction trades may occur in accounts with similar investment mandates due to differing cash flows in client accounts.

To address these types of conflicts, Brandywine Global has developed trade allocation policies and procedures. Orders for all accounts seeking to make the same investment are aggregated and executions are allocated pro rata across all participating accounts. Brandywine Global periodically reviews the trading of client accounts to seek to ensure that no account, or group of accounts, is receiving preference in the trading process.

Compensation

Portfolio managers, analysts and traders earn a base salary and bonus tied to investment performance. The performance bonus is awarded based on peer group outperformance on a one-quarter, one-year, three-year and five-year basis. The performance calculation is weighted to place more emphasis on longer-term outperformance, and less emphasis on the short-term. This emphasis on long term performance, in addition to quarterly oversight of the investment committee, serves as mechanisms to deter excessive risk-taking.

Investment professionals also receive a second quarterly bonus based on the profitability of their product group. Each investment team at Brandywine Global manages its own P&L and retains the bulk of its profits at the end of each quarter. The portion that is not retained is shared with the other investment teams in an effort to smooth income and to promote cross-team fertilization and cooperation. Brandywine Global has found that this form of compensation aligns the interests of investment professionals and clients and leads to accountability and low-turnover among Brandywine Global’s staff.

In essence, the portfolio management teams own all of the residual profits of the Firm, which Brandywine Global believe leads to responsibility, accountability, and low turnover of people.

Ownership of Securities of the Portfolio as of February 28, 2020

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000

EQ/CORE PLUS BOND PORTFOLIO

Anujeet Sareen	X

Brian Kloss	X

Tracy Chen	X

EQ PREMIER VIP TRUST

PORTFOLIO MANAGER INFORMATION

LOOMIS, SAYLES & COMPANY, L.P. (“LOOMIS SAYLES” OR “SUB-ADVISER”)

Presented below for each portfolio manager is the

number of other accounts of the Adviser managed by

the portfolio manager and the total assets in the

accounts managed within each category as of February 28, 2020

							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number of Accounts	Total Assets (Billions)	Number of Accounts	Total Assets (Billions)	Number of Accounts	Total Assets (Billions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets (Billions)

EQ/CORE PLUS BOND PORTFOLIO

Kurt L. Wagner*	17	$3.9	15	$14.9	201	$27.6	0	$0	0	$0	2	$3.1

Christopher T. Harms	17	$3.9	8	$6.9	187	$20.4	0	$0	0	$0	0	$0

Clifton V. Rowe	17	$3.9	8	$6.9	181	$20.4	0	$0	0	$0	0	$0

Daniel Conklin	17	$3.9	8	$6.9	176	$20.4	0	$0	0	$0	0	$0

*	Effective June 30, 2020, Kurt L. Wagner will no longer serve as a portfolio manager of the Portfolio.

Description of any Material Conflicts

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Portfolio and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Portfolio, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in the Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.

Compensation

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan, and a defined benefit plan to all employees hired before May 3, 2003. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and personal conduct. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of Loomis Sayles’ institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The external benchmark used for the fund is Bloomberg Barclays U.S. Aggregate Bond Index.

The customized peer group is created by Loomis Sayles and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years, or seven years for some products, is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, Loomis Sayles analyzes the five or seven year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as a point of comparison for fixed-income manager performance because it believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by Loomis Sayles.

In addition to the compensation described above, portfolio managers may receive additional compensation based on the overall growth of their strategies.

General

Most mutual funds do not directly contribute to a portfolio manager’s overall compensation because Loomis Sayles’ uses the performance of the portfolio manager’s institutional accounts compared to an institutional peer group. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation and apply to certain portfolio managers, certain other investment talent, and certain high-ranking officers.

The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement, a participant will receive a multi-year payout for his or her vested units; and

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan grants participants an annual participation in company earnings; the annual amount of which is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there are no post-retirement payments or non-compete covenants, but there is a non-solicitation covenant.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan(s). The plan(s) was/were initially offered to portfolio managers and over time the scope of eligibility widened to include other key investment professionals. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers may also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

In addition, portfolio managers may also participate in the Loomis Sayles deferred compensation plan which requires all Loomis Sayles employees to defer 50% of their annual bonus if in excess of a certain dollar amount, except for those Loomis Sayles employees who will be age 61 or older on the date the bonus is awarded. These amounts are deferred over a two year period with 50% being paid out one year from the bonus anniversary date and the second 50% being paid out two years from the bonus anniversary date. These deferrals are deposited into an investment account on the Loomis Sayles employee’s behalf, but the employee must be with Loomis Sayles on the vesting dates in order to receive the deferred bonus.

Ownership of Securities of the Portfolio as of February 28, 2020

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 $1,000,000	Over $1,000,000

EQ/CORE PLUS BOND PORTFOLIO

Kurt L. Wagner	X

Christopher T. Harms	X

Clifton V. Rowe	X

Daniel Conklin	X

APPENDIX C

PROXY VOTING POLICIES AND PROCEDURES

EQ ADVISORS TRUST

EQ PREMIER VIP TRUST

1290 FUNDS

(individually, a “Trust” and collectively, the “Trusts”)

I.	Trusts’ Policy Statement

Each Trust is firmly committed to ensuring that proxies relating to the Trust’s portfolio securities are voted in the best interest of the Trust. The following policies and procedures have been established to implement each Trust’s proxy voting program (the “Program”).

II.	Trusts’ Proxy Voting Program

AXA Equitable Funds Management Group, LLC and AXA Equitable Funds Management Group, LLC d/b/a 1290 Asset Managers (collectively, “FMG LLC”) serves as the investment adviser to each series of the Trusts (each, a “Portfolio”, and together, the “Portfolios”). Each Trust has delegated proxy voting responsibility with respect to each Portfolio to FMG LLC. FMG LLC, through its Proxy Voting Committee, is responsible for monitoring and administering the Program.

A.	Sub-Advised Portfolios

FMG LLC is responsible for the selection and ongoing monitoring of investment sub-advisers (the “Sub-Advisers”) who, among other responsibilities, provide portfolio management services including the day-to-day research and stock selection for each sub-advised Portfolio or an allocated portion of a Portfolio (a “Sub-Advised Portfolio”). FMG LLC views proxy voting as a function that is incidental and integral to the portfolio management services provided by Sub-Advisers. Therefore, except as described in Section III below, FMG LLC, in turn, delegates proxy voting responsibility with respect to each Sub-Advised Portfolio to the applicable Sub-Adviser. The primary focus of the Trusts’ Program as it relates to the Sub-Advised Portfolios, therefore, is to seek to ensure that the Sub-Advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser’s proxy voting. The Sub-Advisers’ proxy voting policies and procedures may be amended from time to time and need not be identical.

B.	“Fund-of-Funds Portfolios”

FMG LLC provides the day-to-day portfolio management services to certain Portfolios, or an allocated portion of a Portfolio (“Allocated Portion”), each of which seeks to achieve its investment objective by investing in other mutual funds managed by FMG LLC (“Underlying Affiliated Portfolios”), unaffiliated mutual funds (“Underlying Unaffiliated Funds”) or exchange-traded funds (“Underlying ETFs”) (referred to collectively as the “Fund-of-Funds Portfolios”). Accordingly, FMG LLC retains proxy voting responsibility with respect to each Fund-of-Funds Portfolio and votes proxies in accordance with the policies and procedures set forth in Section III below.

III.	FMG LLC’s Proxy Voting Policies and Procedures

FMG LLC has a fiduciary duty to vote proxies on behalf of a Portfolio in the best interest of the Portfolio and its shareholders. FMG LLC believes that its proxy voting policies and procedures represent the voting positions most likely to support a Portfolio’s and its shareholders’ best interests across a range of sectors and contexts.

A.

Underlying Affiliated Portfolios. FMG LLC will vote the Fund-of-Funds Portfolios’ or Allocated Portions’ shares in Underlying Affiliated Portfolios either for or against a proposal, or abstain, in the same proportion as the vote of all other securities holders of the applicable Underlying Affiliated Portfolio (whether or not the proposal presents an issue as to which FMG LLC or its affiliates could be deemed to have a conflict of interest).

B.

Underlying Unaffiliated Funds, Underlying ETFs and Certain Sub-Advised Portfolios. With respect to voting proxies for Underlying Unaffiliated Funds, Underlying ETFs and certain Sub-Advised Portfolios as described in Section III.C below, the following guidelines generally will apply:

1.

The decision whether, and if so, how to vote a proxy will be made by FMG LLC based on what it determines to be in the best interest of the relevant Portfolio and its shareholders and in accordance with these procedures.

2.

FMG LLC may enlist the services of an independent proxy voting service to assist with the research and analysis of voting issues, provide voting recommendations and/or carry out the actual voting process, as further described in Section III.D below.

3.

FMG LLC’s policy is to vote all proxies, except under circumstances in which FMG LLC has determined that it is consistent with the best interest of the relevant Portfolio and its shareholders not to vote the proxy or to abstain on one or more proposals. Such circumstances may include the following:

a.

When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, at its discretion. In most cases, FMG LLC will not take steps to see that loaned securities are voted. However, if FMG LLC determines that a proxy vote is materially important to the relevant Portfolio, FMG LLC will make a good faith effort to recall the loaned security in order to vote.

b.

If an issuer is based in a country that requires “share blocking”[1], FMG LLC may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during the blocking period, in which case FMG LLC may not vote the proxy.

c.	FMG LLC may abstain or vote against ballot issues where FMG LLC has not received sufficient information to make an informed decision.

4.	FMG LLC will include a description of these procedures in each Trust’s Registration Statement.

5.

Any potential material conflicts of interest associated with voting proxies will be disclosed and reviewed by the Trusts’ Chief Compliance Officer (“CCO”) or other member of FMG LLC’s Legal and Compliance Department.

6.	FMG LLC will cast votes in a manner consistent with any applicable rule or regulation of the United States Securities and Exchange Commission (“SEC”).

C.	Sub-Advised Portfolios; No Delegation. Under certain circumstances FMG LLC may assume responsibility for voting the proxies for shares held by a Sub-Advised Portfolio. For example, if a

[1]

Shareholders in “share blocking” countries wishing to vote must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During the blocking period shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to clients’ custodian banks.

Sub-Adviser notifies FMG LLC that it is unable or unwilling to assume responsibility for voting a proxy for a Sub-Advised Portfolio (e.g., if voting such proxy presents a potential material conflict of interest for the Sub-Adviser), FMG LLC will vote such proxy in accordance with these procedures.

D.	FMG LLC will be required to maintain proxy voting policies and procedures that satisfy the following elements:

1.

Written Policies and Procedures:    FMG LLC must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to each Trust copies of such policies and procedures.

2.

Conflicts of Interest:    If FMG LLC becomes aware that a proxy voting issue may present a potential material conflict of interest, the issue will be referred to the CCO or other member of FMG LLC’s Legal and Compliance Department. If the CCO and/or the Legal and Compliance Department determines that an affiliated person of FMG LLC has a potential material conflict, that affiliated person will not participate in the voting decision.

-

Potential material conflicts may arise between the interests of a Portfolio and FMG LLC or any of its affiliated persons if, for example, a proxy vote relates to a matter involving issuers in which FMG LLC or its affiliates have a substantial economic interest. Potential conflicts of interest include, but are not limited to:

•	Portfolio Managers owning shares of Underlying Unaffiliated Funds, ETFs or shares of securities that are also held in the Portfolios of the Trust(s).

•

AXA Equitable Life Insurance Company (“AXA Equitable”) holding investments in Underlying Unaffiliated Funds or ETFs that are also held in the Portfolios of the Trust(s). It is possible that FMG LLC may vote differently than AXA Equitable.

3.

Voting Guidelines:    FMG LLC may engage an independent proxy voting service to assist with the research and analysis of voting issues, provide voting recommendations and/or carry out the actual voting process as deemed necessary. Currently, FMG LLC subscribes to the corporate governance and proxy research services of International Shareholder Services (“ISS”), a provider of proxy voting services. ISS provides voting recommendations based on established guidelines and practices. The ISS U.S. Proxy Voting Guidelines (the “ISS Guidelines”) are attached hereto as Appendix A. Based on its review of the ISS Guidelines, FMG LLC has determined generally to instruct ISS to vote proxies for Underlying Unaffiliated Funds, Underlying ETFs and certain Sub-Advised Portfolios as described in Section III.C above consistent with the ISS Guidelines. However, FMG LLC’s use of the ISS Guidelines is not intended to constrain FMG LLC’s consideration of any proxy proposal, and so there may be times when FMG LLC deviates from the ISS Guidelines. FMG LLC reserves the right not to vote in accordance with the ISS recommendation if it determines that it is not in the best interest of a Portfolio and its Shareholders to do so. In addition, if FMG LLC becomes aware of a conflict of interest between ISS and an issuer subject to a proxy vote, FMG LLC will consider the recommendation of the issuer and instruct ISS to vote the proxy based on what FMG LLC believes to be in the best interest of the Portfolio and its shareholders.

The Proxy Voting Committee will maintain records regarding FMG LLC’s determination generally to vote proxies for Underlying Unaffiliated Funds, Underlying ETFs, and certain Sub-Advised Portfolios as described in Section III.C above consistent with the ISS Guidelines, and that determination will be reviewed periodically.

The following guidelines describe FMG LLC’s general positions on common proxy issues for Underlying Unaffiliated Funds and Underlying ETFs:

•	Election of Directors: FMG LLC generally votes in favor of slates recommended by the board of directors.

•	Fee Increases: FMG LLC generally votes against proposals to increase fees.

•

Changes to the investment strategy, investment objective or fundamental investment restrictions, and proposed mergers:    FMG LLC generally votes against changes that would impact adversely the allocation model of a Fund-of-Funds Portfolio.

The FMG Compliance Department will conduct a due diligence review of any proxy voting service (“Proxy Service”) engaged by FMG LLC to assess (1) the adequacy and quality of the Proxy Service’s staffing, personnel and technology, and whether the Proxy Service has the capacity and competence to adequately analyze proxy issues and the ability to make proxy voting recommendations based on materially accurate and complete information; (2) whether the Proxy Service has the ability to execute proxy votes in accordance with FMG LLC’s instructions; (3) whether the Proxy Service has adequately disclosed to FMG LLC the methodologies it uses in formulating its voting recommendations, including its process for obtaining current and accurate information relevant to matters included in its research and on which it makes recommendations, the nature of any third-party information sources that the Proxy Service uses as a basis for its voting recommendations, and how and when the Proxy Service would expect to engage with issuers and third parties; (4) the effectiveness of the Proxy Service’s process for seeking timely input from issuers; and (5) the adequacy of the Proxy Service’s policies and procedures for identifying, disclosing and addressing actual and potential conflicts of interest. FMG LLC will require the Proxy Service to update FMG LLC on an ongoing basis regarding (1) any business changes relevant to its capacity and competence to provide independent proxy voting advice or carry out voting instructions, (2) any conflicts of interest that may arise with respect to its proxy voting recommendations, and (3) any operational or compliance issues or problems. The due diligence review will be conducted at least annually and may be conducted by on-site visit or written questionnaire. In the event that FMG LLC becomes aware of factual errors, incompleteness or methodological weaknesses in the Proxy Service’s analysis, it will assess whether this materially affected the research or recommendations used by FMG LLC and the Proxy Service’s efforts to correct any material deficiencies in its analysis or methodology.

4.

Record Retention and Inspection:    FMG LLC will maintain all documentation associated with its proxy voting decisions. FMG LLC Compliance is responsible for verifying that such documentation is properly maintained in accordance with the Trusts’ procedures and applicable laws and regulations.

IV.	FMG LLC’s Due Diligence and Compliance Program

FMG LLC will conduct a due diligence review of each Sub-Adviser’s proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Sub-Adviser to manage a Sub-Advised Portfolio and on at least an annual basis thereafter. As part of its ongoing due diligence and compliance responsibilities, with respect to the Sub-Advised Portfolios, FMG LLC will seek to ensure that each Sub-Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations.

V.	Sub-Advisers’ Proxy Voting Policies and Procedures

Each Sub-Adviser will be required to maintain proxy voting policies and procedures in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, and that satisfy the following elements:

A.    Written Policies and Procedures: The Sub-Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to the Trusts and FMG LLC, upon request, copies of such policies and procedures.

B.    Fiduciary Duty: The Sub-Adviser’s policies and procedures must be reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of its clients.

C.    Conflicts of Interest: The Sub-Adviser’s policies and procedures must include appropriate procedures to identify and resolve as necessary, before voting client proxies, all material proxy-related conflicts of interest between the Sub-Adviser (including its affiliates) and its clients.

D.    Voting Guidelines: The Sub-Adviser’s policies and procedures must address with reasonable specificity how the Sub-Adviser will vote proxies, or what factors it will consider, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility. The Sub-Adviser’s policies and procedures also should describe the considerations it will take into account if it retains a Proxy Service to assist it in discharging its proxy voting duties and its process for conducting due diligence on, and overseeing, services provided by a Proxy Service.

E.    Monitoring Proxy Voting: The Sub-Adviser must have a system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

F.    Record Retention and Inspection: The Sub-Adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Sub-Adviser must provide to the Trusts and FMG LLC such information and records with respect to proxies relating to the Trust’s portfolio securities as required by law and as the Trusts or FMG LLC may reasonably request.

VI.	Disclosure of Trusts’ Proxy Voting Policies and Procedures and Proxy Voting Record

FMG LLC, on behalf of the Trusts, will take reasonable steps as necessary to seek to ensure that the Trusts comply with all applicable laws and regulations relating to disclosure of the Trusts’ proxy voting policies and procedures and proxy voting records. FMG LLC (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that its actual proxy voting record and the actual proxy voting record of the Sub-Advisers with respect to the Trusts’ portfolio securities are collected, processed, filed with the SEC and made available to the Trusts’ shareholders as required by applicable laws and regulations.

VII.	Proxy Voting Committee

FMG LLC’s Proxy Voting Committee is responsible for monitoring and administering the Program. The Proxy Voting Committee is composed of FMG LLC’s CCO, officers of FMG LLC and/or members of the Fund Administration, Investment Management Services, and Legal and Compliance Departments of FMG LLC, or any combination thereof, who may be advisory members of the Committee. The Proxy Voting Committee holds meetings as needed, but no less frequently than annually.

VIII.	Reports to Trusts’ Board of Trustees

FMG LLC will periodically (but no less frequently than annually) report to the Board of Trustees with respect to each Trust’s implementation of the Program, including summary information with respect to: 1) the proxy voting record of the Sub-Advisers with respect to the Sub-Advised Portfolios’ portfolio securities: 2) the proxy voting record of FMG LLC with respect to the Fund-of-Funds Portfolios or Allocated Portions; and 3) the proxy voting record of FMG LLC with respect to the portfolio securities of any Sub-Advised Portfolio for which FMG LLC has assumed proxy voting responsibility. In addition, if a material conflict of interest was reported to the CCO and/or the FMG LLC Legal and Compliance Department during the previous quarter and it was determined that a material conflict of interest did exist, FMG LLC will report such material conflict of interest to the Board of Trustees at the next quarterly meeting. FMG LLC will also provide the Board of Trustees with any other information requested by the Board.

The CCO’s annual written compliance report to the Board of Trustees will contain a summary of material changes to these policies and procedures during the period covered by the report.

Adopted by EQ Advisors Trust (“EQAT”) Board of Trustees: March 1, 2011

Effective: May 1, 2011

Predecessor Procedures of the Investment Manager Adopted: August 6, 2003

Amended: July 11, 2007

Adopted by 1290 Funds Board of Trustees: June 10, 2014

Effective: June 10, 2014

Adopted by EQ Premier VIP Trust (“VIP”) Board of Trustees: March 17, 2011

Effective: May 1, 2011

Predecessor Procedures of the Investment Manager Adopted: August 6, 2003

Amended: December 10, 2014

Policies of EQAT and 1290 Funds Combined: July 14, 2014

Revised: April 12-13, 2017

Policies of EQAT, VIP and 1290 Funds Combined: July 18-20, 2017

Revised: September 25, 2019

UNITED STATES

Proxy Voting Guidelines

Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2020

Published November 18, 2019

UNITED STATES PROXY VOTING GUIDELINES

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Coverage

The U.S. research team provides proxy analyses and voting recommendations for common shareholder meetings of publicly — traded U.S. — incorporated companies that are held in our institutional investor clients’ portfolios and includes all S&P 1500 and Russell 3000 companies that are considered U.S. Domestic Issuers by the SEC. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS’ U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships (“LPs”), master limited partnerships (“MLPs”), limited liability companies (“LLCs”), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

The U.S. research team also produces, for subscribing clients, research and recommendations for fixed income meetings, and meetings of certain preferred securities, including Auction Rate Preferred Securities (“ARPS”) and Variable Rate Municipal Term Preferred securities (“VMTPs”).

Foreign-incorporated companies

In addition to U.S. — incorporated companies, U.S. policies are applied to certain foreign-incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:

•

U.S. Domestic Issuers — which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies — are generally covered under standard U.S. policy guidelines.

•

Foreign Private Issuers (FPIs) — which do not meet the Domestic Issuer criteria and are exempt from most disclosure requirements (e.g., they do not file DEF14A reports) and listing standards (e.g., for required levels of board and committee independence) — are covered under a combination of policy guidelines:

•

FPI Guidelines (see the Americas Regional Proxy Voting Guidelines), which apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors and approval of financial reports; and

•	For other issues, guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

In all cases — including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets — items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the “assigned” market coverage.

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1.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

Independence: Boards should be sufficiently independent from management (and significant shareholders) to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees[1] considered on case-by-case basis):

Independence

Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:

•	Independent directors comprise 50 percent or less of the board;

•	The non-independent director serves on the audit, compensation, or nominating committee;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or

•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

[1]

A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

[2]

In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

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ISS Classification of Directors — U.S.

1.	Executive Director

1.1.	Current employee or current officer[1] of the company or one of its affiliates[2].

2.	Non-Independent Non-Executive Director

Board Identification

2.1.	Director identified as not independent by the board.

Controlling/Significant Shareholder

2.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Former CEO/Interim Officer

2.3.	Former CEO of the company. 3, [4]

2.4.	Former CEO of an acquired company within the past five years.[4]

2.5.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]

Non-CEO Executives

2.6.	Former officer[1] of the company, an affiliate[2], or an acquired firm within the past five years.

2.7.	Officer[1] of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.

2.8.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.

Family Members

2.9.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.

2.10.

Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non- Section 16 officer in a key strategic role).

Transactional, Professional, Financial, and Charitable Relationships

2.11.

Currently provides (or an immediate family member[6] provides) professional services[7] to the company, to an affiliate[2] of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

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2.12.

Is (or an immediate family member[6] is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional services[7] to the company, to an affiliate[2] of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.13.	Has (or an immediate family member[6] has) any material transactional relationship[8] with the company or its affiliates[2] (excluding investments in the company through a private placement).

2.14.

Is (or an immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationship[8] with the company or its affiliates[2] (excluding investments in the company through a private placement).

2.15.	Is (or an immediate family member[6] is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

Other Relationships

2.16.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.

2.17.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.[10]

2.18.	Founder[11] of the company but not currently an employee.

2.19.	Any material[12] relationship with the company.

3.	Independent Director

3.1.	No material[12] connection to the company other than a board seat.

Footnotes:

1. The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under 2.19 : “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

2. “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

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3. Includes any former CEO of the company prior to the company’s initial public offering (IPO).

4. When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

5. ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

6. “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

7. Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

8. A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

9. Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

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10. Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

11. The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an Independent Director.

12. For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

•	Sit on more than five public company boards; or

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards[4].

[3]	Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.
[4]

Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. Mitigating factors include:

•	Until Feb. 1, 2021, a firm commitment, as stated in the proxy statement, to appoint at least one woman to the board within a year;

•	The presence of a woman on the board at the preceding annual meeting and a firm commitment to appoint at least one woman to the board within a year; or

•	Other relevant factors as applicable.

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

•

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Rationale provided in the proxy statement for the level of implementation;

•	The subject matter of the proposal;

•	The level of support for and opposition to the resolution in past meetings;

•	Actions taken by the board in response to the majority vote and its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

•	The board failed to act on takeover offers where the majority of shares are tendered;

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

•	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:

•	The company’s response, including:

•

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

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•	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

•	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

•	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

Problematic Takeover Defenses/Governance Structure

Poison Pills: Vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:

•

The company has a poison pill that was not approved by shareholders[5]. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).

•	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

[5]	Public shareholders only, approval prior to a company’s becoming public is insufficient.

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•	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A multi-class capital structure; and/or

•	A non-shareholder-approved poison pill.

Unilateral Bylaw/Charter Amendments and Problematic Capital Structures: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

•	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;

•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

•	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;

•	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

•	The company’s ownership structure;

•	The company’s existing governance provisions;

•	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and

•	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:

•	Classified the board;

•	Adopted supermajority vote requirements to amend the bylaws or charter; or

•	Eliminated shareholders’ ability to amend bylaws.

Problematic Capital Structure — Newly Public Companies: For newly public companies6, generally vote against or withhold from the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board implemented a multi-class capital structure in which the classes have

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unequal voting rights without subjecting the multi-class capital structure to a reasonable time-based sunset. In assessing the reasonableness of a time-based sunset provision, consideration will be given to the company’s lifespan, its post-IPO ownership structure and the board’s disclosed rationale for the sunset period selected. No sunset period of more than seven years from the date of the IPO will be considered to be reasonable.

Continue to vote against or withhold from incumbent directors in subsequent years, unless the problematic capital structure is reversed or removed.

Problematic Governance Structure — Newly Public Companies: For newly public companies6, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

•	Supermajority vote requirements to amend the bylaws or charter;

•	A classified board structure; or

•	Other egregious provisions.

A reasonable sunset provision will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

•	The presence of a shareholder proposal addressing the same issue on the same ballot;

•	The board’s rationale for seeking ratification;

•	Disclosure of actions to be taken by the board should the ratification proposal fail;

•	Disclosure of shareholder engagement regarding the board’s ratification request;

•	The level of impairment to shareholders’ rights caused by the existing provision;

•	The history of management and shareholder proposals on the provision at the company’s past meetings;

•	Whether the current provision was adopted in response to the shareholder proposal;

•	The company’s ownership structure; and

•	Previous use of ratification proposals to exclude shareholder proposals.

[6]	Newly-public companies generally include companies that emerge from bankruptcy, spin-offs, direct listings, and those who complete a traditional initial public offering.

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Restrictions on Shareholders’ Rights

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

•

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

•

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices; or

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

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Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

•	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or

•	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock:

Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company sto1ck by executives or directors raises concerns. The following factors will be considered:

•	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;

•	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;

•	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;

•	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and

•	Any other relevant factors.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight[7], or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

[7]

Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlement; or hedging of company stock.

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Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the company relative to its industry;

•	Management’s track record;

•	Background to the contested election;

•	Nominee qualifications and any compensatory arrangements;

•	Strategic plan of dissident slate and quality of the critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates); and

•	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Age/Term Limits

General Recommendation: Vote against management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Vote against management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

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Board Size

General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

•	The reasonableness/scope of the request; and

•	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

•	The company has proxy access[8], thereby allowing shareholders to nominate directors to the company’s ballot; and

•

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification and Liability Protection

General Recommendation: Vote case-by-case on proposals on director and officer indemnification and liability protection.

Vote against proposals that would:

•	Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

•	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.

•

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

[8]	A proxy access right that meets the recommended guidelines.

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Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	If the director was found to have acted in good faith and in a manner that s/he reasonably believed was in the best interests of the company; and

•	If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

•	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

•	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

•	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

•	The scope and structure of the proposal.

Establish Other Board Committee Proposals

General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

•	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

•	Level of disclosure regarding the issue for which board oversight is sought;

•	Company performance related to the issue for which board oversight is sought;

•	Board committee structure compared to that of other companies in its industry sector; and

•	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

General Recommendation: Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

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Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Board Chair

General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

•	The scope and rationale of the proposal;

•	The company’s current board leadership structure;

•	The company’s governance structure and practices;

•	Company performance; and

•	Any other relevant factors that may be applicable.

The following factors will increase the likelihood of a “for” recommendation:

•	A majority non-independent board and/or the presence of non-independent directors on key board committees;

•	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;

•	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;

•	Evidence that the board has failed to oversee and address material risks facing the company;

•	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or

•	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders’ interests.

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of Independent Director (See ISS’ Classification of Directors.)

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

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Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

•	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;

•	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;

•	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;

•	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•	Effectively disclosed information with respect to this structure to its shareholders;

•	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

•

The company has an independent chair or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

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2.	Audit-Related

Auditor Indemnification and Limitation of Liability

General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

•	The terms of the auditor agreement — the degree to which these agreements impact shareholders’ rights;

•	The motivation and rationale for establishing the agreements;

•	The quality of the company’s disclosure; and

•	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

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Shareholder Proposals Limiting Non-Audit Services

General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation

General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

3.	Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

•	Any impediments to shareholders’ ability to amend the bylaws (i.e. supermajority voting requirements);

•	The company’s ownership structure and historical voting turnout;

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•	Whether the board could amend bylaws adopted by shareholders; and

•	Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Control Share Cash-Out Provisions

General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Disgorgement Provisions

General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Fair Price Provisions

General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

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Freeze-Out Provisions

General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)

Bylaw provisions impacting shareholders’ ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

General Recommendation: Vote case-by-case on bylaws which impact shareholders’ litigation rights, taking into account factors such as:

•	The company’s stated rationale for adopting such a provision;

•	Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;

•	The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and

•

Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of bylaw provisions which affect shareholders’ litigation rights will be evaluated under ISS’ policy on Unilateral Bylaw/Charter Amendments.

Net Operating Loss (NOL) Protective Amendments

General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

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Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder-approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20 percent trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;

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•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

•	The scope and structure of the proposal;

•

The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

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•	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;

•	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;

•	Any recent controversies or concerns related to the company’s proxy voting mechanics;

•	Any unintended consequences resulting from implementation of the proposal; and

•	Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

•	The presence of a shareholder proposal addressing the same issue on the same ballot;

•	The board’s rationale for seeking ratification;

•	Disclosure of actions to be taken by the board should the ratification proposal fail;

•	Disclosure of shareholder engagement regarding the board’s ratification request;

•	The level of impairment to shareholders’ rights caused by the existing provision;

•	The history of management and shareholder proposals on the provision at the company’s past meetings;

•	Whether the current provision was adopted in response to the shareholder proposal;

•	The company’s ownership structure; and

•	Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50 percent of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

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•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company’s state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[9] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

[9]

“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;

•	Minimum ownership threshold necessary to call special meetings (10 percent preferred);

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote.

•

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

•	Ownership structure;

•	Quorum requirements; and

•	Vote requirements.

4.	Capital/Restructuring

Capital

Adjustments to Par Value of Common Stock

General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

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Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized shares during the last three years;

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•

The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.	Most companies: 100 percent of existing authorized shares.

B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.

C.

Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.

D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

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Dual Class Structure

General Recommendation: Generally vote against proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:

•	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

•	The new class of shares will be transitory;

•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

•	The size of the company;

•	The shareholder base; and

•	The liquidity of the stock.

Preferred Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized preferred shares during the last three years;

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•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes for the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

•	More simplified capital structure;

•	Enhanced liquidity;

•	Fairness of conversion terms;

•	Impact on voting power and dividends;

•	Reasons for the reclassification;

•	Conflicts of interest; and

•	Other alternatives considered.

Reverse Stock Splits

General Recommendation: Vote for management proposals to implement a reverse stock split if:

•	The number of authorized shares will be proportionately reduced; or

•	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

•	Stock exchange notification to the company of a potential delisting;

•	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;

•	The company’s rationale; or

•	Other factors as applicable.

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Share Repurchase Programs

General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

•	Greenmail,

•	The use of buybacks to inappropriately manipulate incentive compensation metrics,

•	Threats to the company’s long-term viability, or

•	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Share Repurchase Programs Shareholder Proposals

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Distributions: Splits and Dividends

General Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Tracking Stock

General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•	Adverse governance changes;

•	Excessive increases in authorized capital stock;

•	Unfair method of distribution;

•	Diminution of voting rights;

•	Adverse conversion features;

•	Negative impact on stock option plans; and

•	Alternatives such as spin-off.

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Restructuring

Appraisal Rights

General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

•	Purchase price;

•	Fairness opinion;

•	Financial and strategic benefits;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives for the business;

•	Non-completion risk.

Asset Sales

General Recommendation: Vote case-by-case on asset sales, considering the following factors:

•	Impact on the balance sheet/working capital;

•	Potential elimination of diseconomies;

•	Anticipated financial and operating benefits;

•	Anticipated use of funds;

•	Value received for the asset;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest.

Bundled Proposals

General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

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Conversion of Securities

General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

•	Dilution to existing shareholders’ positions;

•	Terms of the offer — discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

•	Financial issues — company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;

•	Management’s efforts to pursue other alternatives;

•	Control issues — change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

•	Conflict of interest — arm’s length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

•	The reasons for the change;

•	Any financial or tax benefits;

•	Regulatory benefits;

•	Increases in capital structure; and

•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or

•	Adverse changes in shareholder rights.

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Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

•	Offer price/premium;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives/offers considered; and

•	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

•	Are all shareholders able to participate in the transaction?

•	Will there be a liquid market for remaining shareholders following the transaction?

•	Does the company have strong corporate governance?

•	Will insiders reap the gains of control following the proposed transaction?

•	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed;

•	Percentage ownership;

•	Financial and strategic benefits;

•	Governance structure;

•	Conflicts of interest;

•	Other alternatives; and

•	Non-completion risk.

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Liquidations

General Recommendation: Vote case-by-case on liquidations, taking into account the following:

•	Management’s efforts to pursue other alternatives;

•	Appraisal value of assets; and

•	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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Private Placements/Warrants/Convertible Debentures

General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

•

Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

•	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

•

The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

•

When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

•	Financial issues:

•	The company’s financial condition;

•	Degree of need for capital;

•	Use of proceeds;

•	Effect of the financing on the company’s cost of capital;

•	Current and proposed cash burn rate;

•	Going concern viability and the state of the capital and credit markets.

•

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

•	Control issues:

•	Change in management;

•	Change in control;

•	Guaranteed board and committee seats;

•	Standstill provisions;

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•	Voting agreements;

•	Veto power over certain corporate actions; and

•	Minority versus majority ownership and corresponding minority discount or majority control premium.

•	Conflicts of interest:

•	Conflicts of interest should be viewed from the perspective of the company and the investor.

•	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

•	Market reaction:

•	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

•	Estimated value and financial prospects of the reorganized company;

•	Percentage ownership of current shareholders in the reorganized company;

•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

•	Existence of a superior alternative to the plan of reorganization; and

•	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

•

Valuation — Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO

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shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

•

Market reaction — How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•

Deal timing — A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

•	Negotiations and process — What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

•

Conflicts of interest — How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 perecnt of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

•	Voting agreements — Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?

•	Governance — What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Special Purpose Acquisition Corporations (SPACs) — Proposals for Extensions

General Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

•	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC’s acquistion process.

•

Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

•	Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added

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to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.

•	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

General Recommendation: Vote case-by-case on spin-offs, considering:

•	Tax and regulatory advantages;

•	Planned use of the sale proceeds;

•	Valuation of spinoff;

•	Fairness opinion;

•	Benefits to the parent company;

•	Conflicts of interest;

•	Managerial incentives;

•	Corporate governance changes;

•	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

•	Hiring a financial advisor to explore strategic alternatives;

•	Selling the company; or

•	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

•	Prolonged poor performance with no turnaround in sight;

•	Signs of entrenched board and management (such as the adoption of takeover defenses);

•	Strategic plan in place for improving value;

•	Likelihood of receiving reasonable value in a sale or dissolution; and

•	The company actively exploring its strategic options, including retaining a financial advisor.

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5.	Compensation

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance.

At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation — Management Proposals (Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

•	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•

There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for- performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

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•	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or

•	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices10, this analysis considers the following:

1.	Peer Group[11] Alignment:

•	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

•	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.

•	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.

Absolute Alignment[12] — the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years — i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based incentive awards;

•	The overall ratio of performance-based compensation to fixed or discretionary pay;

•	The rigor of performance goals;

•	The complexity and risks around pay program design;

[10]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
[11]

The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

[12]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

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•	The transparency and clarity of disclosure;

•	The company’s peer group benchmarking practices;

•	Financial/operational results, both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay[13] compared to grant pay; and

•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking or present a windfall risk; and

•	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ U.S. Compensation Policies FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Extraordinary perquisites or tax gross-ups;

•	New or materially amended agreements that provide for:

•	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;

•	CIC excise tax gross-up entitlements (including “modified” gross-ups);

•	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;

•	Liberal CIC definition combined with any single-trigger CIC benefits;

[13]	ISS research reports include realizable pay for S&P1500 companies.

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•	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;

•	Any other provision or practice deemed to be egregious and present a significant risk to investors.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

•	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

•	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

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Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers but also considering new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;

•	Single-trigger acceleration of unvested equity awards;

•	Full acceleration of equity awards granted shortly before the change in control;

•	Acceleration of performance awards above the target level of performance without compelling rationale;

•	Excessive cash severance (generally >3x base salary and bonus);

•	Excise tax gross-ups triggered and payable;

•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Please refer to ISS’ U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

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General Recommendation: Vote case-by-case on certain equity-based compensation plans[14] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

•

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

•	SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:

•	Quality of disclosure around vesting upon a change in control (CIC);

•	Discretionary vesting authority;

•	Liberal share recycling on various award types;

•	Lack of minimum vesting period for grants made under the plan;

•	Dividends payable prior to award vesting.

•	Grant Practices:

•	The company’s three-year burn rate relative to its industry/market cap peers;

•	Vesting requirements in CEO’s recent equity grants (3-year look-back);

•	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

•	Whether the company maintains a sufficient claw-back policy;

•	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

•	Awards may vest in connection with a liberal change-of-control definition;

•

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it — for NYSE and Nasdaq listed companies — or by not prohibiting it when the company has a history of repricing — for non-listed companies);

[14]

Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;

•	The plan is excessively dilutive to shareholders’ holdings;

•	The plan contains an evergreen (automatic share replenishment) feature; or

•	Any other plan features are determined to have a significant negative impact on shareholder interests.

Further Information on certain EPSC Factors:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types.

For proposals that are not subject to the Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.15

Three-Year Burn Rate

Burn-rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean (µ) plus one standard deviation (s) of the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P500), and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate benchmark changes will be limited to a maximum of two (2) percentage points plus or minus the prior year’s burn-rate benchmark. See the U.S. Equity Compensation Plans FAQ for the benchmarks.

[15]	For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

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Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” typically includes the ability to do any of the following:

•	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

•	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;

•	Cancel underwater options in exchange for stock awards; or

•	Provide cash buyouts of underwater options.

While the above cover most types of repricing, ISS may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

•	Severity of the pay-for-performance misalignment;

•	Whether problematic equity grant practices are driving the misalignment; and/or

•	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

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Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

General Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

•	Addresses administrative features only; or

•

Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per ISS’ Classification of Directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

•	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per ISS’ Classification of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

•

If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

•

If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

•

If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under

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existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans — Qualified Plans

General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where when the plan features do not meet all of the above criteria.

Employee Stock Purchase Plans — Non-Qualified Plans

General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation;

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and

•	No discount on the stock price on the date of purchase when there is a company matching contribution.

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Vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, ISS may evaluate the SVT cost of the plan as part of the assessment.

Option Exchange Programs/Repricing Options

General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

•	Historic trading patterns — the stock price should not be so volatile that the options are likely to be back “in- the-money” over the near term;

•	Rationale for the re-pricing — was the stock price decline beyond management’s control?;

•	Is this a value-for-value exchange?;

•	Are surrendered stock options added back to the plan reserve?;

•	Timing — repricing should occur at least one year out from any precipitous drop in company’s stock price;

•	Option vesting — does the new option vest immediately or is there a black-out period?;

•	Term of the option — the term should remain the same as that of the replaced option;

•	Exercise price — should be set at fair market or a premium to market;

•	Participants — executive officers and directors must be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

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Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

•	Executive officers and non-employee directors are excluded from participating;

•

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Cost of the program and impact of the TSOs on company’s total option expense; and

•	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

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Director Compensation

Shareholder Ratification of Director Pay Programs

General Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

•	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and

•	An assessment of the following qualitative factors:

•	The relative magnitude of director compensation as compared to companies of a similar profile;

•	The presence of problematic pay practices relating to director compensation;

•	Director stock ownership guidelines and holding requirements;

•	Equity award vesting schedules;

•	The mix of cash and equity-based compensation;

•	Meaningful limits on director compensation;

•	The availability of retirement benefits or perquisites; and

•	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

•

The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

•	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and

•	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

•	The relative magnitude of director compensation as compared to companies of a similar profile;

•	The presence of problematic pay practices relating to director compensation;

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•	Director stock ownership guidelines and holding requirements;

•	Equity award vesting schedules;

•	The mix of cash and equity-based compensation;

•	Meaningful limits on director compensation;

•	The availability of retirement benefits or perquisites; and

•	The quality of disclosure surrounding director compensation.

Non-Employee Director Retirement Plans

General Recommendation: Vote against retirement plans for non-employee directors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

•	The company’s past practices regarding equity and cash compensation;

•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

•	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants — Disclosure of Board or Company’s Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

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Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

•	The percentage/ratio of net shares required to be retained;

•	The time period required to retain the shares;

•	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;

•	Whether the company has any other policies aimed at mitigating risk taking by executives;

•	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and

•	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

•	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;

•	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and

•	The level of shareholder support for the company’s pay programs.

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Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•

First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.

•

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

•	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

•	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time- vested, equity awards;

•

Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•

Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

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Consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

•

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan;

•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit Outside CEOs from Serving on Compensation Committees

General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: : Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many

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companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

•	If the company has adopted a formal recoupment policy;

•	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;

•	Whether the company has chronic restatement history or material financial problems;

•	Whether the company’s policy substantially addresses the concerns raised by the proponent;

•	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or

•	Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

General Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);

•

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Impact on Incentive Program Metrics

General Recommendation: Vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

•	The frequency and timing of the company’s share buybacks;

•	The use of per-share metrics in incentive plans;

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•	The effect of recent buybacks on incentive metric results and payouts; and

•	Whether there is any indication of metric result manipulation.

Supplemental Executive Retirement Plans (SERPs)

General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not poviding tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

•

The company’s current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

•	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

6.	Routine/Miscellaneous

Adjourn Meeting

General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

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Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

General Recommendation: Vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

General Recommendation: Vote against proposals to approve other business when it appears as a voting item.

7.	Social and Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

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•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;

•

If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Endorsement of Principles

General Recommendation: Generally vote against proposals seeking a company’s endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments. Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

General Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

•	The company has already published a set of animal welfare standards and monitors compliance;

•	The company’s standards are comparable to industry peers; and

•	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers’ treatment of animals.

Animal Testing

General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or

•	There are recent, significant fines or litigation related to the company’s treatment of animals.

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Animal Slaughter

General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

•	The potential impact of such labeling on the company’s business;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

General Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abuses;

•	Whether the company has adequately disclosed the financial risks of the products/practices in question;

•	Whether the company has been subject to violations of related laws or serious controversies; and

•	Peer companies’ policies/practices in this area.

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Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

•	The potential for reputational, market, and regulatory risk exposure;

•	Existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	Relevant company initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions;

•	The potential burden and scope of the requested report;

•	Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

•	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;

•

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

•	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;

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•	Current regulations in the markets in which the company operates; and

•	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

•	Recent related fines, controversies, or significant litigation;

•	Whether the company complies with relevant laws and regulations on the marketing of tobacco;

•	Whether the company’s advertising restrictions deviate from those of industry peers;

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and

•	Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

•	Whether the company complies with all laws and regulations;

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and

•	The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

•

Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

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•	The company’s level of disclosure compared to industry peers; and

•	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Whether the company provides disclosure of year-over-year GHG emissions performance data;

•	Whether company disclosure lags behind industry peers;

•	The company’s actual GHG emissions performance;

•	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Energy Efficiency

General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

•

The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

•	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

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Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

•	The scope and structure of the proposal;

•	The company’s current level of disclosure on renewable energy use and GHG emissions; and

•	The company’s disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•	The level of gender and racial minority representation that exists at the company’s industry peers;

•	The company’s established process for addressing gender and racial minority board representation;

•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•	The independence of the company’s nominating committee;

•	Whether the company uses an outside search firm to identify potential director nominees; and

•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

•	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;

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•	The company already publicly discloses comprehensive workforce diversity data; and

•	The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

General Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Gender, Race, or Ethnicity Pay Gap

General Recommendation: Generally vote case-by-case on requests for reports on a company’s pay data by gender, race, or ethnicity, or a report on a company’s policies and goals to reduce any gender, race, or ethnicity pay gap, taking into account:

•	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;

•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues; and

•	Whether the company’s reporting regarding gender, race, or ethnicity pay gap policies or initiatives is lagging its peers.

Environment and Sustainability

Facility and Workplace Safety

General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

•	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;

•	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;

•	Recent significant controversies, fines, or violations related to workplace health and safety; and

•	The company’s workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

•	The company’s compliance with applicable regulations and guidelines;

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•	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and

•	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

•	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

•

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

•	The nature, purpose, and scope of the company’s operations in the specific region(s);

•	The degree to which company policies and procedures are consistent with industry norms; and

•	The scope of the resolution.

Hydraulic Fracturing

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

•	The company’s current level of disclosure of relevant policies and oversight mechanisms;

•	The company’s current level of such disclosure relative to its industry peers;

•	Potential relevant local, state, or national regulatory developments; and

•	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

Operations in Protected Areas

General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

•	Operations in the specified regions are not permitted by current laws or regulations;

•	The company does not currently have operations or plans to develop operations in these protected regions; or

•	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

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Recycling

General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

•	The nature of the company’s business;

•	The current level of disclosure of the company’s existing related programs;

•	The timetable and methods of program implementation prescribed by the proposal;

•	The company’s ability to address the issues raised in the proposal; and

•	How the company’s recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

•	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

•	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;

•	The potential financial impact or risk to the company associated with water-related concerns or issues; and

•	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

General Corporate Issues

Charitable Contributions

General Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

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Data Security, Privacy, and Internet Issues

General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

•	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;

•	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;

•	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;

•	Applicable market-specific laws or regulations that may be imposed on the company; and

•	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:

•	The scope and prescriptive nature of the proposal;

•	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;

•	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

•	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

•	The company’s current level of disclosure regarding its environmental and social performance.

Human Rights, Labor Issues, and International Operations

Human Rights Proposals

General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

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•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

•	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;

•	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;

•	Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and

•	Whether the proposal is unduly burdensome or overly prescriptive.

Operations in High Risk Markets

General Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

•	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

•	Current disclosure of applicable risk assessment(s) and risk management procedures;

•	Compliance with U.S. sanctions and laws;

•	Consideration of other international policies, standards, and laws; and

•	Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in “high-risk” markets.

Outsourcing/Offshoring

General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

•	Controversies surrounding operations in the relevant market(s);

•	The value of the requested report to shareholders;

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•	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

•	The company’s existing human rights standards relative to industry peers.

Weapons and Military Sales

General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant lobbying policies, and management and board oversight;

•	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

•	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

•	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

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Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

•	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

8.	Mutual Fund Proxies

Election of Directors

General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

•	Past performance relative to its peers;

•	Market in which the fund invests;

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•	Measures taken by the board to address the issues;

•	Past shareholder activism, board activity, and votes on related proposals;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors;

•	Experience and skills of director candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

•	Proposed and current fee schedules;

•	Fund category/investment objective;

•	Performance benchmarks;

•	Share price performance as compared with peers;

•	Resulting fees relative to peers;

•	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

•	Stated specific financing purpose;

•	Possible dilution for common shares;

•	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

•	Potential competitiveness;

•	Regulatory developments;

•	Current and potential returns; and

•	Current and potential risk.

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Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	The fund’s target investments;

•	The reasons given by the fund for the change; and

•	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

•	Political/economic changes in the target market;

•	Consolidation in the target market; and

•	Current asset composition.

Change in Fund’s Subclassification

General Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors:

•	Potential competitiveness;

•	Current and potential returns;

•	Risk of concentration;

•	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

•

The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

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•

The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

•	The company has demonstrated responsible past use of share issuances by either:

•	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

•	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•	Strategies employed to salvage the company;

•	The fund’s past performance;

•	The terms of the liquidation.

Changes to the Charter Document

General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

•	The degree of change implied by the proposal;

•	The efficiencies that could result;

•	The state of incorporation;

•	Regulatory standards and implications.

Vote against any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•	Removal of shareholder approval requirement for amendments to the new declaration of trust;

•

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

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•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

•	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

•	Regulations of both states;

•	Required fundamental policies of both states;

•	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Distribution Agreements

General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives;

•	The proposed distributor’s reputation and past performance;

•	The competitiveness of the fund in the industry;

•	The terms of the agreement.

Master-Feeder Structure

General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

•	Resulting fee structure;

•	Performance of both funds;

•	Continuity of management personnel;

•	Changes in corporate governance and their impact on shareholder rights.

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Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s Net Asset Value (NAV);

•	The fund’s history of shareholder relations;

•	The performance of other funds under the advisor’s management.

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AXA IM Corporate Governance & Voting Policy

Preamble

AMA IM’s approach to corporate governance – namely our proxy voting and shareholder engagement work – derives from our strongly held belief that company management, directors and investors all have critical yet unique roles to play in sustaining the health of financial markets and ensuring the efficient allocation of capital.

The effective governance of individual corporations by directors and the attentiveness of institutional investors, as the primary owners of public companies, are required to produce sustainable performance that serves the best interests of all marketplace stakeholders. Accordingly, we believe that institutional investors have an obligation to exercise their rights as owners and engage with portfolio companies in a responsible way.

As an investor with a widely diversified portfolio and long-term horizons, we can best enhance our investment performance and reduce unwanted risk exposures by focusing both our investment and portfolio monitoring activities on generation of sustainable shareholder value at portfolio companies. We consider this to be part of the fiduciary duty for a fund manager like AXA IM with our large size and diversified exposure.

Therefore, we have developed this Policy to help guide us in performing our duties and to communicate the principles which underpin this aspect of our responsible investment activity to the marketplace.

This policy provides the foundation for AXA IM’s proxy voting and company engagement activities, as well as for participation in related public policy discussions.

We believe that the principles included in this policy provide a robust framework for the proper governance of companies. However, in applying these principles, we are cognisant of the fact that companies are dynamic and a “one size fits all” approach is not appropriate. Our preferred approach is to resolve any issues of concern through dialogue and to attain a proper understanding of each company’s particular circumstances.

The core principles of AXA IM’s Corporate Governance and Voting Policy include the following:

1.    Responsible Investment and the link with the corporate objective

There is growing consensus that the principal objective of a corporation should be to deliver wealth creation for shareholders, that is there should be a long-term perspective to shareholder value creation and also there should be due regard to risk.

This connects well with the needs of AXA IM’s direct clients, i.e. pension funds and insurance companies who, despite the varying interests of their individual customers, ultimately function by adopting a long-term investment horizon. To this end, our aim is to invest in companies which have strategies consistent with the aim of improving franchise value in the longer-term.

In light of growing evidence that long-term value creation is best achieved by management paying due regard to the ESG drivers of risk and reward in addition to traditional financial metrics, our investment approach will seek to integrate ESG considerations into investment management processes and ownership practices, the latter being the particular focus of this document.

We believe that a company’s management of ESG issues is a lead indicator of success or failure. Therefore, we expect companies to take into consideration the legitimate interests of stakeholders who grant it the licence to operate such as employees, customers, suppliers and the wider community. In addition, companies which operate without due regard to environmental and social impact of their activities are unlikely to deliver sustainable long-term shareholder value.

To achieve this aim the Board has oversight responsibility for development and implementation of strategies for the corporation consistent with the aim of improving shareholder value in the long-term.

2.    Reporting

In a well functioning market which enables investors to perform their fiduciary role vis a vis clients’ assets, it is critical that investment decisions which impact the allocation of capital be based on full and accurate information. We therefore expect the Board to regularly report to shareholders, setting out its analysis of the business, with a forward-looking orientation in order to assist shareowners to assess the strategies adopted and the potential for those strategies to succeed. The report should include the resources, principal risks and uncertainties and the relationships that may affect the company’s long-term value.

Full company accounts, audited by independent external auditors, should be presented to a company’s annual general meeting for shareholders’ approval.

The company’s management of material extra-financial factors should be integrated into these reports. These are aspects of corporate performance, sometimes known as “Intangibles” or “non-traditional”, which drive risk and reward especially – but not exclusively – over the medium and longer term. Such issues are considered by a significant number of shareholders in evaluating the company’s long-term prospects. Examples of extra-financial factors include environmental, social and governance issues such as regulatory change risks, reputation concerns, product obsolescence cycles, human rights, employee turnover and training, employment law compliance, status of CEO succession plans, climate change and other environmental liabilities and political contribution or lobbying payments. Directors and senior managers have a critical role in guiding investors as to which, extra-financial factors are material to that particular company – AXA IM does not favour reporting to investors of extra-financial data for data’s sake.

Companies might want to consider using common frameworks for enhanced reporting on sustainability issues, such as the Global Reporting Initiative or the Enhanced Business Reporting Consortium guidelines to facilitate better quality and consistency of reporting. This is important if shareholders are to be able to assess and compare this aspect of a company’s performance with that of sectoral peers. Where proprietary or competitive concerns limit the Information which can be disclosed without harming shareholder interests, the company should explain its thinking further since, in general, we consider this to be an over-stated risk.

Boards should take responsibility for establishing effective company communications with shareholders.

ISSUES OF CONCERN

Reporting

We may withhold support from the Report & Accounts in the following instances:

•	Non provision of the audited accounts in a timely manner:

•	Non-reporting of material ESG performance, particularly in high risk sectors and or where sectoral peers are able to report;

•	Concerns about the integrity of the information reported

All directors should attend the annual general meeting (AGM) and provide a process for regular communications with shareholders apart from the AGM. Boards should proactively seek out opportunities to encourage communication with long-term shareholders.

3.    Company boards

We consider the Board to be the cornerstone of good corporate governance as it is the decision-making body charged with overseeing a company’s affairs on behalf of its owners. In some countries this will be a unitary board where executive and non-executive directors are members of a single decision making body. Others follow a ‘supervisory model’ where a supervisory board composed of non-executive directors oversee a management board made up of key executives.

Under both unitary and supervisory board structures, directors have, either by law or in defacto terms, fiduciary responsibility for acting in the best interests of the company and are accountable to the shareholders as a whole.

3.1.    Board balance

The interests of shareholders are best served where the Board is structured in a manner to ensure that there is an appropriate diversity of skills, knowledge and experience amongst the directors on the board which is suitable for the requirements of the business.

The Board should also be structured to ensure that there is a balance of power and authority such that no particular individual or group has unfettered powers of decision over the company’s affairs.

The potential for such concentration of powers can occur in several instances including where the position of Chairman and Chief Executive Officer are held by one person; where the majority of non-executive directors are affiliated to management; or where the Board is dominated by the representatives of a major shareholder(s).

The risk of such arrangements is that the interest of the particular individual or group is substituted for that of the company and the directors may not exercise their stewardship responsibilities objectively.

We are not in favour of direct proportionality between the holdings of major shareholders and the number of representatives they are allowed to nominate to the Board. Major shareholder(s) representatives should not be allowed to dominate the Board simply by virtue of the holdings they represent.

To guard against the domination of the Board by a particular group, a significant number of directors should be independent and, at a minimum, we expect national norms for independent directors to be respected.

Our general preference is that companies separate the roles of Chief Executive Officer (CEO) and Chairman; with the CEO responsible for leading executives in implementing Board strategy and the Chairman leading the Board’s supervision of executive performance. Where these functions are combined there would be no independent person charged with leading the Board’s discharge of its oversight responsibilities.

A company’s decision to combine these positions will be reviewed on the merits, taking account of the company’s circumstances and whether there are checks and balances to mitigate against power being concentrated in the hands of one individual. To guard against this risk, companies who have combined the Chairman/CEO functions should appoint a Senior Independent Director to lead non-executive directors on matters where the Chairman/CEO is conflicted and act as an additional contact point for shareholders. In addition, where roles are combined, we would expect that qualified and experienced independent non-executive directors compose at least 50% of the Board, even in markets where corporate governance norms accept a lower level of board independence.

A decision to combine these functions should be subject to periodic reviews to ensure that it continues to be in the interest of the company and its shareholders.

3.2.    Non-executive directors

The key role of non-executive directors is to ensure that management concentrate on optimising long-term shareholder value. The detachment of non-executive directors from the day-to-day management of the company means that they have the capacity to look at the interests of the company as a whole over the longer term.

It is vital that non-executive directors are truly engaged with the business and able to bring a long-term perspective to deliberations so that management decisions are not dominated by short-term considerations.

Non-executive directors must exercise effective oversight of the executives in relation to their achievement of strategy and targets as well as managing situations where there may be real or potential conflicts between the interests of management and those of shareholders.

We consider that the role of non-executive directors includes:

•	contributing to the right strategy for the company;

•	participating in Board discussions on major issues of business development;

•	appraising the performance of key executives, including the Chief Executive;

•	monitoring results and pressing for appropriate corrective action when necessary;

•	ensuring that the company has the right executive leadership and appropriate succession plans;

•	safeguarding shareholders’ funds by using the ability to challenge management and initiate change when necessary;

•	ensuring effective company communication with shareholders; and

•

carrying out specific corporate governance functions, principally via Board committees which deal with real or apparent conflicts of interests in the areas of financial reporting, remuneration and nomination of new members to the Board.

Market integrity also requires that key participants exercise their responsibilities with diligence and honesty. Events of the last decade have highlighted the ramifications to companies, investors and society of inattention to these basic principles.

3.3.    Independence

Boards have to manage the company’s relationship with a wide range of interests including the executives, significant shareholders, employees, suppliers and governments. Oftentimes, these stakeholders have directors representing their Interest on the Board. Notwithstanding the particular interest they represent, directors have a fiduciary duty to act in the best interest of the collective shareholder body and to exercise Independent judgement when deliberating on the company’s affairs.

Due to inherent conflicts that may occur, we require that there should be a significant number of directors on the Board who are independent in a strict sense. Such independent directors provide assurance that the interests of a particular group are not allowed to dominate the affairs of a company.

An independent director is one who is free from relationships or circumstances which could affect, or appear to affect, the director’s judgement. No checklist of descriptive characteristics will suffice to capture whether a director is likely to behave in an independent fashion. Nevertheless, factors we believe may affect a director’s judgement and therefore independence include where the director:

•	is a former employee of the company within the last five years;

•	has (had within the last three years) a material business relationship with the company or is a representative of such interests;

•	receives additional remuneration from the company other than in the capacity of a director;

•	has close family ties with any of the company’s directors, senior employees or company’s advisers;

•	holds cross directorships with an executive director;

•	is or represents a significant shareholder; and

•	has served on the Board for a significant length of time.

3.4.    Board committees

It is now established practice in many jurisdictions for boards to establish key committees of independent directors to oversee the Board’s responsibilities In relation to audit, remuneration and nomination. This is principally to manage conflicts of interests with executive directors and to provide assurance that there Is appropriate and independent oversight of these matters on shareholders’ behalf.

Due to the sensitive nature of the issues covered by these committees, we require that the committees are dominated by independent directors.

3.4.1.    Audit Committee

The Audit Committee is responsible for exercising oversight of the company’s process for internal controls and financial reporting. Acting independently from management, it has a particular role to ensure that the interests of shareholders are protected in relation to financial reporting.

The Audit Committee is responsible for overseeing and providing assurances to shareholders on the integrity, objectivity and independence of the external audit process. The Audit Committee should pay particular attention to the provision of non-audit services by the external auditor and the risks that the provision of such services may compromise the integrity of external audit.

3.4.2.    Remuneration Committee

The Remuneration Committee is responsible for determining the Board’s policy and practices on executive remuneration. The role of the Committee includes ensuring that the remuneration policy and practices are aligned with the strategies adopted by the Board to optimise shareholder value. Remuneration policies should also align the interests of management with long-term shareholders and be structured to reward sustainable performance. Where restatements of financial results occur, the Committee or Board should seek to recover any improperly paid remuneration to the extent practicable. The Committee should directly retain and supervise any external consultant used to develop remuneration policies. Preferably, the consultant should not provide other services to or be supervised by management.

ISSUES OF CONCERN

Boards

We may withhold support from director elections in the following instances:

•	Insufficient information on the Board or where biographical details on proposed directors are not provided;

•

The nominee is not considered to be independent; the number of independent directors on the Board is less than the number recommended by the local best practice standard, or independent directors constitute less than one-third of the board;

•	The position of Chairman and Chief Executive are held by one person;

•	The number of directorships held by the nominee is excessive and/or the director has not devoted sufficient time to the company during the relevant year;

•	Where a Board has not established audit, remuneration or nomination committees;

•	The nominee is a non-independent director on an audit, remuneration or nomination committee which does not have the required number of independent director;

•	Directors do not stand for election by shareholders on a regular basis;

•	The election of several directors is bundled into one resolution;

•	Concerns about a director(s) execution of their responsibilities;

•	To signal concerns about the company’s governance or performance.

3.4.3.    Nomination Committee

The Nomination Committee leads the process for the appointment of directors to the Board and for ensuring that there is an appropriate diversity of skills, knowledge and experience amongst the directors on the Board. The Nomination Committee should ensure that appointments to the Board are made on merit and that directors have sufficient time to devote to the role and that their track record, and that of the companies they have been associated, is a good one. The Committee should also ensure that the company has a strategy for executive succession.

3.4.4.    ESG Committee

We welcome the move by many companies to establish a standing board committee to oversee the company’s management of its material environmental and social impacts and to ensure that the company fulfils its reporting obligation to enable shareholders to assess this aspect of the company’s performance. We believe that it is increasingly important that boards address this activity as seriously as they do their other functions.

4.    Remuneration

Boards, through the Remuneration Committee, are responsible for adopting remuneration policies and practices that promote the success of companies in creating value for the longer term. The policies and practices should be demonstrably aligned with corporate objectives and business strategy and reviewed regularly.

It is necessary to ensure that remuneration policies encourage high standards of performance, aligning the interest of management with those of long-term shareholders. Levels of remuneration should be sufficient to attract, motivate and retain management of a high calibre but should not be excessive by the standards of employment conditions within the company, sector or the executive’s country of residence.

Remuneration arrangements should not entitle executives to rewards when this is not justified by performance.

4.1.    Remuneration disclosure

We expect companies to provide full and comprehensive information on the company’s remuneration policy and practices in the Annual Report. The information provided should cover all the elements of remuneration, including salary, annual bonus, benefits, share-based compensation, pensions and details of executive service contracts including notice periods and compensation payable on termination. This information should be provided on an individual basis.

There is a growing trend for transparency and accountability by the Board in its oversight of executive remuneration on shareholders’ behalf. Many jurisdictions provide shareholders with the opportunity to vote on the remuneration policy and its application during the year at the general meeting. We welcome this trend towards accountability and encourage all companies to adopt this practice.

4.2.    Performance related remuneration

Annual bonuses and grants of options or conditional shares to executives should be subject to defined and relevant performance criteria which should be disclosed to shareholders.

ISSUES OF CONCERN

Remuneration

We may withhold support from remuneration proposals in the following instances:

•	Poor disclosure of remuneration policy and practices;

•	Incomplete disclosure of performance metrics underpinning performance-related remuneration;

•	Performance targets which are not relevant or challenging;

•	Executive options are granted at a discount i.e. priced below prevailing market practice;

•	Repricing of ’underwater’ stock options;

•	The company engaged in option award backdating;

•	Excessive dilution of shareholder equity through the issuance of shares for share incentive schemes;

•	Compensation payable on termination is excessive or not in line with market practice;

•	Pay packages dominated by perquisites;

•	Contains gratuitous retirement payments or unearned retirement sweeteners not provided to employees generally;

•	Allows triggering of change in control payouts without loss of job or substantial diminution of duties;

•	Enhanced compensation on change of control of the company;

•	Remuneration is based on inappropriate peer comparisons:

•	Internal pay inequity is excessive.

It is the responsibility of the Remuneration Committee, working with the Audit Committee, to ensure that rewards reflect performance against target. The Board should consider means of reclaiming rewards where performance achievements are subsequently found to have been significantly misstated so that bonuses and other incentives should not have been paid.

4.3.    Annual bonus

Annual bonuses reward performance during the relevant business year. Both individual and corporate performance targets are relevant and should be tailored to the requirements of the business. Such targets should be reviewed in line with the evolution of the company’s strategy.

We do not support the payment of bonuses that reward executives for executing transactions (such as mergers or acquisitions) irrespective of their future financial implications for the company.

4.4.    Long-term share schemes

Share-based incentives link reward to performance over the longer term. Their purpose is to motivate executives to create sustainable shareholder value. The receipt of rewards under these schemes should therefore be based on disclosed and challenging performance conditions measured over a period appropriate to the strategic objectives of the company. We prefer that performance be measured over a period of at least three years.

All new share-based incentives or any substantive changes to existing schemes should be subject to prior approval by shareholders by means of a separate and binding resolution. Their operation, rationale and cost should be fully explained so that shareholders can make an informed judgement.

The operation of share incentive schemes represents a cost to shareholders. The operation of such schemes should not lead to dilution of shareholder equity in excess of the limits acceptable to shareholders.

We support initiatives to encourage executives to hold shares in the company equivalent to at least one year’s salary. This further aligns the interest of the executive with those of the company and its shareholders. Many companies require executives to retain awards accruing to them under long-term share schemes until they meet the share ownership requirement.

5.    Shareholder rights

The ownership of shares in a company entitles shareholders to corresponding rights in the company. We expect Boards to protect and facilitate the exercise of shareholders’ ownership rights. This includes giving shareholders reasonable notice of all matters in respect of which they are required to take action in the exercise of voting rights, or which they may elect to take action on.

Major changes to the core businesses of a corporation and other corporate changes which may in substance or effect, dilute the equity or erode the economic interests or share ownership rights of existing shareholders, including mergers, acquisitions, disposals, and issuance of equity should not be made without prior shareholder approval.

We are fundamentally opposed to measures that seek to restrict, undermine, dilute or limit the exercise of ownership rights. In particular, we are concerned about restrictions which seek to limit the rights of minority shareholders to the benefit of management or a particular shareholder(s).

Barriers to the exercise of shareholders’ rights come in different forms. These include restrictions on shareholders’ voting rights; dilution of economic interests through excessive issuance of shares; and provisions which aim to limit the right of shareholders to influence a company’s governance, or their ability to consider transformational transactions such as mergers, acquisitions or disposals.

5.1    Voting rights

In a shareholder democracy, the shareholder vote at general meeting is the principal manner through which shareholders can influence a company’s governance and its strategic direction. Due to its fundamental importance, we believe that shareholders should have voting rights in direct proportion to their economic interest (and risk exposure) in a company. This is normally expressed as the one share, one vote principle. We are therefore opposed to:

•	measures that dilute the voting rights of any shareholder by giving certain shareholders voting rights in excess of their economic interests;

•	proposals that cap shareholders’ voting rights once ownership of a certain percentage of shares is reached;

•	multi-class capitalisation structures created to provide a particular class of shareholders with disproportionate voting rights;

•	supermajority voting requirements intended to limit the ability of shareholders to effect change by effectively providing a veto to a large minority or a group of minority shareholders;

•	voting schemes that do not provide for confidentiality of a shareholders’ vote during the election;

•	unduly restrictive shareholder disclosure policies which have the potential to deprive shareholders of their voting rights.

5.2.    Anti-takeover provisions

The Board has an important role in ensuring that the company is properly valued during change of control transactions. However, we have concerns about anti-takeover devices that have the effect of discouraging transactions that may be attractive to shareholders or which limit shareholders’ ability to voice their opinion on a change of control transaction. Many of these devices serve to entrench management and do not allow shareholders the opportunity to judge the performance and prospects of the company under its management relative to the proposal from the bidder.

Devices that cause concerns include:

•	poison pills which deter takeovers by granting the board the ability to issue additional dilutive shares in the event of a bid;

•	transactions which transfer the legal title of a key asset to a friendly foundation and have the effect of frustrating a takeover bid;

•	proposed repurchase of the company’s shares during a bid period at a price that is significantly higher than the fair market value of the shares; and

•	blank-cheque preferred shares which may be used as a takeover defence or may be placed in friendly hands to help block a potential takeover bid.

ISSUES OF CONCERN

Shareholder rights

•	measures that dilute the voting rights of any shareholder by giving certain shareholders voting rights in excess of their economic interests;

•	proposals that cap shareholders’ voting rights once ownership of a certain percentage of shares is reached;

•	multi-class capitalisation structures created to provide a particular class of shareholders with disproportionate voting rights;

•	supermajority voting requirements intended to limit the ability of shareholders to effect change by effectively providing a veto to a large minority or a group of minority shareholders;

•	unduly restrictive shareholder disclosure policies which have the potential to deprive shareholders of their voting rights;

•	poison pills which deter takeovers by granting the Board to ability to issue additional dilutive shares in the event of a bid;

•	transactions which transfer the legal title of a key asset to a friendly foundation and have the effect of frustrating a takeover bid;

•	proposed repurchase of the company’s shares during a bid period at a price that is significantly higher than the fair market value of the shares;

•	blank-cheque preferred shares which may be used as a takeover defence or may be placed in friendly hands to help block a potential takeover bid; and

•	proposed issuance of new shares with or without pre-emptive rights that are either in excess of the market norms or are not justified.

5.3.    Pre-emption rights

Issuance of new shares presents a risk of dilution to shareholders’ economic interests. It is established practice in many jurisdictions to grant shareholders the right to approve the issuance of new shares to guard against inappropriate dilution of their economic interest in a company.

The issuance of new shares may be on a pre-emptive basis (new shares are offered to existing shareholders in proportion to their holdings in the company) or on a non pre-emptive basis (where the pre-emption rights of shareholders are excluded).

We are vigilant in reviewing resolutions to issue new shares, particularly if such requests are in excess of the norms in the relevant market. Factors we will take into consideration in reaching a decision include:

•	the level of dilution of value and control for existing shareholders;

•

the strength of the business case: in order to make a reasoned assessment shareholders need to receive a clear explanation of the purpose to which the capital raised will be put and the benefits to be gained — for example in terms of product development or the opportunity cost of not raising new finance to exploit new commercial opportunities — and how the financing or proposed future financing fits in with the life-cycle and financial needs of the company;

•	the size and stage of development of the company and the sector within which it operates;

•

the stewardship and governance of the company. If the company has a track record of generating shareholder value, clear planning and good communications, this may give shareholders additional confidence in its judgement; and

•	availability of financing options that do not involve the issue of new shares.

6.    Mergers and acquisitions

Mergers and acquisitions present complex issues for large investors with broadly diversified portfolios, like AXA IM. Shareholders like AXA IM often hold investments in both target company and bidder, which could present a difficult situation where the transaction is good for one company but not the other. Mergers and acquisitions require that we closely evaluate the expected long.term success of the transaction and may require a balancing of interests on both sides of the transaction.

In addition, with increasing numbers of companies going private, there are concerns that in some situations company management and private equity firms participating in the buyout may be capturing value at the expense of public shareholders who by definition, have access to less information. Such transactions can often Involve conflicts of interest when management is offered generous remuneration awards and large equity stakes as part of the transaction.

When evaluating a transaction, factors we take into consideration will include:

•	short-term and long-term valuations, taking the company’s strategic potential into consideration;

•	ability of the acquirer to successfully implement the acquisition and integrate the companies;

•	strategic fit of the companies and extra-financial factors bearing on future success;

•	views of significant shareholders;

•	impact of the transaction on customers and other stakeholders;

•	competitive landscape for the relevant entities before and after the transaction;

•	leverage embedded into the transaction and leverage after completion;

•	degree of management remuneration misalignment with shareholder interests, including change in control, bonus, consulting and incentive award payments;

•	advisor conflicts resulting from success fees, investment banking opportunities and future interests in the surviving entity;

•	fairness of the process, such as whether there was a fair auction, alternatives were considered and the deal was evaluated by an independent committee with independent advisors;

•	market reaction to announcement of the transaction;

•	corporate governance profile of any surviving entity in which we will retain an interest.

Companies should approach mergers and acquisitions or going private transactions with these factors in mind. Fund managers retain discretion to instruct votes on change of control transactions in line with the interests of their clients.

7.    Implementation

7.1.    Oversight

AXA IM has established a Corporate Governance Committee which is charged with upholding good standards of Corporate governance in investee companies. The Corporate Governance Committee is chaired by Jean-Louis Laforge, Chief Investment Officer, AXA Investment Managers Paris. The Committee also comprise representatives of investment teams, who bring their hands-on investment perspective to the Committee’s deliberations, and members of the Responsible Investment team.

The Responsible Investment team implements this policy under the direction of the Committee.

7.2.    Company dialogue

AXA IM holds regular discussions with the Board and management of investee companies on a range of topics including the company’s strategy, operational performance, acquisition and disposal strategy; executive/ Board performance, and management of extra-financial drivers of risk and reward.

Our general policy is to be supportive of companies in which we invest. However, where we have concerns that have not been or cannot be adequately addressed by a company’s management, we will bring the issue to the attention of the Chairman and other non-executive directors. We may also act in conjunction with other shareholders.

If we are unable to resolve the issue through engagement, we may consider using our clients’ ownership rights to vote against relevant resolutions or, submit resolutions at shareholders’ meetings or requisition of an extraordinary general meeting.

7.3.    Voting

We believe that voting at company meetings is an important part of the dialogue between a company and its shareholders and a fundamental aspect of our fiduciary duty to our clients. We actively monitor resolutions proposed for shareholder approval at general meetings and exercise voting rights on behalf of our clients. We recognise that practices vary in different jurisdictions and that the companies in which we invest are subject to different local laws and regulations on governance matters. When reviewing resolutions proposed at general meetings we judge resolutions against fundamental principles of good corporate governance, while taking account of best practice standards pertinent to the relevant market and the Company’s particular circumstances.

In addition, AXA IM will implement specific voting decisions as instructed by clients.

7.4.    Stock lending

A number of clients have decided to participate in stock lending programmes. Stock lending aids market liquidity and allow clients to maximise revenues from their holdings. However, the attendant transfer of voting rights along with the lent shares means that additional scrutiny is required to ensure that lent shares are not put to purposes that are detrimental to the long-term interests of the shareowner. Shares will not be lent where the objective of such activities is to vote at general meetings.

We will recall shares in advance of general meetings in the following circumstances:

•	where we wish to register our full voting interests, even if the issues are not deemed to be controversial;

•	where we have engaged or are engaging actively with a company;

•

where companies are seeking shareholder approval for transformational transactions such as mergers and acquisitions, face hostile actions including takeover bids, where shareholders have requisitioned general meetings or put items on the agenda which we consider to be detrimental to our interests or where we wish to support such items; or

•	where the issue at stake represents a serious threat to shareholder rights or interests.

7.5.    Conflicts of interest

In relation to our stewardship activities, we have adopted a set of guidelines to identity circumstances which may give rise to conflicts of interests. These guidelines include relationships with listed affiliates such as our parent company, AXA SA, key clients and significant suppliers.

We manage conflicts within our voting activities using the following approach. Firstly, the Corporate Governance Committee has the sole responsibility for taking voting decisions on behalf of clients who have given AXA IM full discretion to vote. Voting decisions are taken prior to any reference or discussions with clients who have not delegated voting rights to the Corporate Governance Committee or have their own Policy. This is to ensure that decisions are free from outside influence.

In addition, where potential conflicts of interests have been identified, recommendations to vote in support of management resolutions contrary to our regular Policy position will be escalated to the Corporate Governance Committee. Any decision by the Committee to vote contrary to the Policy position in these cases will be supported by a written record.

An independent voting advisory service has been appointed to take voting decisions on behalf of our third-party clients at the general meetings of our parent company, AXA SA.

7.6.    Reporting

Our Voting Records are accessible to the public and detail how we voted at General Meetings of companies held on our clients’ behalf. In addition, we publish an RI Annual Review and Stewardship Report which include information on responsible investment issues, engagement with companies and aggregated voting records for the relevant year.

We also provide our clients with detailed quarterly reports on voting and engagement activities upon request. Information on AXA IM’s Responsible Investment activities is available on our dedicated Rl website.

This document is for informational purposes only and does not constitute, on Investment Managers Paris part, an offer to buy or sell or a solicitation or investment advice. AXA Investment Managers Paris disclaims any and all liability relating to a decision based on or for reliance on this information.

Design & Production: AXA IM Paris Corporate Communications - 04/2015 - 27-08894 - UK - Photo Credit : Thinkstock

www.axa-im.Com

AXA INVESTMENT MANAGERS PARIS, a company incorporated under the laws of France, having its registered office located at Cœur Défense Tour B La Défense 4, 100, Esplanade du Général de Gaulle 92400 Courbevoie, registered with the Nanterre Trade and Companies Register under number 353 534 506, a Portfolio Management Company, holder of AMF approval no. GP 92-08, issued on 7 April 1992.

INVESTMENT MANAGERS

redefining / investment solutions

AXA IM Stewardship Policy

20 years | INVESTMENT MANAGERS

AXA Investment Managers (AXA IM) has a long-standing commitment to good corporate governance. We recognise that as agents of the owners of companies we have a fiduciary obligation to monitor companies, exercise our clients rights as owners and engage with portfolio companies in a responsible way.

We aim to align our voting and engagement practices with best practice in the markets in which we operate. In France we comply with the disclosure requirements of the Autorite des Marches Financiers and in the UK we align our practices with the Financial Reporting Council’s UK Stewardship Code.

The purpose of this particular document is to discuss AXA IM’s adherence to the 7 Principles of The UK Stewardship Code. The information provided is also applicable to our investment monitoring activities in general.

Principle 1

Discharging our Stewardship Responsibilities

AXA IM believes that monitoring of investments made on our clients’ behalf is a fundamental aspect of the service that we provide to our clients and is a duty that our investment teams discharge as part of their day-to-day activities. AXA IM has established a Corporate Governance Committee which is charged with upholding good standards of corporate governance in investee companies. The Corporate Governance Committee is chaired by Jean-Louis Laforge, Chief Investment Officer, AXA Investment Managers Paris. The Committee includes representatives of investment teams, who bring their hands-on investment perspective to the Committee’s deliberations, and members of the Responsible Investment team.

The Corporate Governance Committee reviews the Corporate Governance & Voting Policy and Guidelines applied on behalf of our clients.

The Committee oversees the implementation of these policies, relevant engagement activities and the voting decisions reached on behalf of clients who have given AXA IM full discretion to vote on their behalf.

Principle 2

Conflicts of Interest

AXA IM’s Conflicts of Interests Management Policy establishes the general framework for the management of potential conflicts of interest within our firm.

In relation to our stewardship activities, we have adopted a set of guidelines to identify circumstances which may give rise to conflicts of interests. These guidelines include relationships with listed affiliates such as our parent company, AXA S.A., key clients and significant suppliers. We manage conflicts within our voting activities using the following approach. Firstly, voting decisions are taken prior to any reference or discussions with clients who have not delegated voting rights to the Corporate Governance Committee or have their own Policy. This is to ensure that decisions are free from outside influence.

We aim to align our voting and engagement practices with best practice in the markets in which we operate

In addition, where potential conflicts of interest have been identified, recommendations to vote in support of management resolutions contrary to our regular Policy position will be escalated to the Corporate Governance Committee. Any decision by the Committee to vote contrary to the Policy position in these cases will be supported by a written record.

An independent voting advisory service has been appointed to take voting decisions on behalf of our third-party clients at the general meetings of our parent company, AXA SA.

Principle 3

Monitoring lnvestee Companies

AXA IM portfolio managers and analysts monitor the companies in which we are invested using a range of internal and external resources. Our portfolio managers and analysts hold regular discussions with the board and management of investee companies during which they discuss issues of relevance to the long-term performance of investee companies.

We also hold meetings with the Chairman and non-executive directors of companies in which our clients have significant holdings These meetings typically focus on the Board’s discharge of its corporate governance responsibilities and cover a range of topics including strategy and performance, leadership, remuneration and environmental, social and governance issues impacting on the company. In the UK, these meetings involve the participation of relevant fund managers, analysts and members of the Responsible Investment (RI) team. These meetings afford us the opportunity to discuss and clarify emerging concerns with the Board.

In addition, our RI team monitor the policy and practices of companies on environmental, social and governance issues which is shared with our investment teams.

Companies and their advisors may seek to obtain our involvement to potential corporate transactions or other situations which will lead to the dissemination of sensitive non-public information. Such requests should be directed to relevant Portfolio Managers and Research Analysts. In cases where we agree to become ‘insiders’ the individual concerned and in some cases, the whole business unit or AXA IM may be prohibited from executing any transactions in the securities of the company concerned.

Principle 4

Escalation

AXA IM views engagement as a useful tool to encourage constructive discussions between investors and companies. Our preference is for engagement to be conducted on a confidential basis between investors and company representatives.

WhWhere we have concerns that have not been or cannot be adequately addressed in our regular interactions with company representatives, we may start a period of focused engagement with the board chairman or the senior non-executive director, if it is not appropriate to contact the chairman on the particular issue of concern.

However, where direct engagement is not progressing we will consider a range of other options which may include:

•	Writing to the full board through the office of the Company Secretary to ensure that our concerns have been properly tabled

•	Collaborating with other investors

•	Voting against relevant resolutions at general meetings

•	Submitting shareholder resolutions at general meetings

•	Requisitioning an EGM

•	Issuing a press statement or other public statement on the issue, although this is not our preferred option and will normally be taken in extreme circumstances.

Principle 5

Acting Collectively With Other Investors When Appropriate

AXA IM acts in collaboration with other investors where we believe that collective action by institutions with mutual interests will enhance our engagement efforts.

When determining whether to support collaborative engagement we will take account of the following factors including: the issue of concern, our holdings in the company, alignment of views amongst the investor group and the likelihood of success of the collective engagement. In particular we are active within the Investment Association (UK), the Association Financiere de Gestion (France) and participate in collaborative engagement with other signatories to the Principles of Responsible Investment.

Principle 6

Voting

We believe that voting at company meetings is an important part of the dialogue between a company and its shareholders and a fundamental aspect of our fiduciary duty to our clients.

Considered voting is at the core of our corporate governance activity. Our Corporate Governance & Voting Policy provides the basis for our voting activities and highlights the important principles of corporate governance which we believe protects our clients’ long term interests in investee companies.

Our objective is to vote globally in line with our clients’ investment footprint. However, we do not exercise votes in markets that practice share blocking or adopt requirements which make it impractical to vote.

We consult a range of research from recognised proxy voting organisations. These organisations provide research, analysis and voting advice on the resolutions proposed at general meetings. Voting decisions are taken by AXA IM based on fundamental principles of good corporate governance, while taking account of the company’s particular circumstances and best practice standards pertinent to the relevant market, including the UK Corporate Governance Code, the AFEP-MEDEF Code of Corporate Governance (France) and the Association Francaise de Gestion Financiére Corporate Governance Recommendations (France).

We will vote against or abstain on resolutions which we do not believe uphold good standards of corporate governance or are not in our clients’ long-term interests. We agree that it is good practice to inform Boards for the reasons for not supporting management resolutions. We primarily discharge this obligations through our public Voting Records which includes a voting rationale for all votes against and abstentions on management resolutions. In addition, we will notify UK companies where we do not support resolutions proposed by management.

A number of clients have decided to participate in stock lending programmes. Stock lending aids market liquidity and allow clients to maximise revenues from their holdings. However, the attendant transfer of voting rights along with the lent shares means that additional scrutiny is required to ensure that lent shares are not put to purposes that are detrimental to the long-term interests of the shareowner. Shares will not be lent where the objective of such activities is to vote at general meetings.

We will recall shares in advance of general meetings in the following circumstances:

•	where we wish to register our full voting interests, even if the issues are not deemed to be controversial;

•	where we have engaged or are engaging actively with a company;

•

where companies are seeking shareholder approval for transformational transactions such as mergers and acquisitions, face hostile actions including takeover bids, where shareholders have requisitioned general meetings or put items on the agenda which we consider to be detrimental to our clients’ interests or where we wish to support such items; or

•	where the issue at stake represents a serious threat to shareholder rights or interests.

Code, the AFEP-MEDEF Code of Corporate Governance (France) and the Association Francaise de Gestion Financiére Corporate Governance Recommendations (France).

Voting Advisory Services	Services
Insurers’ Institutional Voting Information Service (IVIS) www.ivis.co.uk	Voting research and alerts on UK companies

Institutional Shareholder Services –	Global voting research and recommendations

www.issgovernance.com

Proxinvest www.proxinvest.com	Voting research and alerts on French companies

Principle 7

Reporting

Our Voting Records are accessible to the public and detail how we voted at General Meetings of companies held on our clients’ behalf. In addition, we publish an RI Annual Review and Stewardship Report which include information on responsible investment issues, engagement with companies and aggregated voting records for the relevant year.

We also provide our clients with detailed quarterly reports on voting and engagement activities upon request.

Information on AXA IM’s Responsible Investment activities is available on our dedicated RI website. Our stewardship activities are reviewed as part of our Compliance Monitoring Programme. Our Corporate Governance Committee keeps under review the necessity for an independent opinion on engagement and voting processes.

Corporate Governance & Voting Policy

INVESTMENT MANAGERS

› Remuneration Committee

REMUNERATION

VARIABLE REMUNERATION
- Performance targets which are not relevant or challenging;
- Executive options granted at a discount i.e. priced below prevailing market price;
- Performance conditions do not include relevant environmental and social metrics for relevant sectors
- The performance period for a long-term scheme is shorter than three years
- Repricing of 'underwater' stock options;
- The company engages in option award backdating;
- Excessive dilution of shareholder equity through the issuance of shares for share incentive schemes;
- Rewards granted are not justified by the Company's performance.

SPECIFIC REMUNERATION ISSUES
- Remuneration is based on inappropriate peer comparisons;
- Pay for senior executives is out of line with pay conditions for the general workforce.

10 • AXA INVESTMENT MANAGERS - CORPORATE GOVERNANCE & VOTING POLICY
CORPORATE GOVERNANCE & VOTING POLICY - AXA INVESTMENT MANAGERS • 11

REPORTING & AUDIT

› Corporate reporting

We support the adoption of an **'Integrated Reporting'** approach taking account of how a Company's strategy, governance, performance and prospects, in the context of its external environment, lead to the creation of value over the short, medium and long term.

The Board should provide an integrated report that puts historical performance into context, and portrays the risks, opportunities and prospects for the company in the future, helping investors understand a company's strategic objectives and its progress towards meeting them. Such disclosures should:

- be linked to the company's business model
- be genuinely informative and include forward-looking elements where this will enhance understanding
- describe the company's strategy, and associated risks and opportunities, and explain the board's role in assessing and overseeing strategy and the management of risks and opportunities.
- be accessible and appropriately integrated with other information that enables investors to obtain a picture of the whole company
- include environmental, social and governance related information that is material to the company's strategy and performance
- use key performance indicators that are linked to strategy and facilitate comparisons
- use objective metrics where they apply and evidence-based estimates where they do not
- be strengthened where possible by independent assurance that is carried out annually having regard to established disclosure standards.

› Audit committee

› Audit firm / Audit partner rotation

There are now developments in many markets supporting audit firm or audit partner rotation as a means to improve the independence and objectivity of the audit process. We support periodic rotation as a further means to enhance the integrity and reliability of the external audit process.

› Non-audit fees

REPORTING & AUDIT

We may withhold support from approval of Reports & Accounts and audit-related resolutions in the following instances:

DISCLOSURE

AUDIT INTEGRITY

- Where an executive director is a member of the Audit Committee
- Non-audit fees are significantly higher than audit fees and no reasonable explanation is provided
- The Audit firm has been in place for a number of years and no retendering of audit services has been conducted by the Company or there has been no audit partner rotation for a significant number of years.

12 • AXA INVESTMENT MANAGERS - CORPORATE GOVERNANCE & VOTING POLICY
CORPORATE GOVERNANCE & VOTING POLICY - AXA INVESTMENT MANAGERS • 13

ENVIRONMENTAL AND SOCIAL ISSUES

We believe that, companies which operate without due regard to the environmental and social impact of their activities are unlikely to deliver sustainable long-term shareholder value and a company's management of relevant environmental and social issues is a lead indicator of success or failure.

We expect companies to align their policies and practices with the Principles of the UN Global Compact on Human Rights, Labour, Environment and Ethical Behaviour.

› Reporting on Environmental and Social issues

The company's management of material environmental and social factors (E&S) should be integrated into its regular reporting to enable a full and proper evaluation of the company's long-term prospects. Directors and senior managers have a critical role in guiding investors as to which factors are material to that particular company. We support the adoption of an **'Integrated Reporting'** approach taking account of how a Company's strategy, governance, performance and prospects, in the context of its external environment, lead to the creation of value over the short, medium and long term.

We also encourage companies to participate in the disclosure programmes of the Carbon Disclosure Project and other initiatives to improve information to the market on material environmental and social issues.

› Board oversight of E&S issues

Where we consider that a Board has not managed environmental and social issues appropriately or does not evidence a proper governance of these key risk issues, we will reflect our concerns by voting against relevant directors standing for election or by not supporting the approval of the Reports & Accounts.

› E&S issues and remuneration

A demonstration of the Board's approach to overseeing material environmental and social issues is the inclusion of E&S performance metrics within the remuneration policy. The company's environmental and social performance should be reflected in the Remuneration Committee's decisions on the award of bonuses and shares under the company's long-term share plans.

› Political Donations & Lobbying

The Board of Directors should ensure that charitable and political contributions and membership of trade associations are in line with the long-term interests of the company and its shareholders. In particular, Boards should monitor that the lobbying activities of trade associations are consistent with the company's positioning on environmental, social and governance issues.

ENVIRONMENTAL & SOCIAL ISSUES

DISCLOSURE

- Non-disclosure of quantitative and qualitative information on key environmental and social issues of relevance to the company, particularly in high risk sectors and or where sectorial peers are able to report
- Failure to participate in the CDP disclosure programmes

PERFORMANCE

- A material failure in the management of environmental and social risks with resulting negative impacts on the company and stakeholders including employees, customers and communities
- Material breach of one or more Principles of the UN Global Compact
- Support for lobbying positions contrary to the long-term interests of the company and its investors
- Companies in high risk sectors with no Environmental or Social performance metrics in performance-related pay

20 • AXA INVESTMENT MANAGERS - CORPORATE GOVERNANCE & VOTING POLICY
CORPORATE GOVERNANCE & VOTING POLICY - AXA INVESTMENT MANAGERS • 21

Any reproduction of this information, in whole or in part, is unless otherwise authorised by AXA IM prohibited.
AXA INVESTMENT MANAGERS PARIS, a company incorporated under the laws of France, having its registered office located at Tour Majunga – La Défense 9 – 6, place de la Pyramide – 92800 Puteaux, registered with the Nanterre Trade and Companies Register under number 353 534 506, a Portfolio Management Company, holder of AMF approval no. GP 92-08, issued on 7 April 1992

Design & Production: AXA IM Paris - 02/2017 - 27-09654 - Photos credit: GettyImages

www.axa-im.com

INVESTMENT MANAGERS

AXA Investment Managers: Issued by AXA Investment Managers UK Limited in England n° 01431068
The registered office address is 7 Newgate Street, London EC1A 7NX
Authorised and regulated by the Financial Conduct Authority and a member of the IA

Brandywine Global Investment Management, LLC Proxy Voting

I.	Client Accounts for which Brandywine Global Votes Proxies

Brandywine Global shall vote proxies for each client account for which the client:

A.	has specifically authorized Brandywine Global to vote proxies in the applicable investment management agreement or other written instrument; or

B.	without specifically authorizing Brandywine Global to vote proxies, has granted general investment discretion to Brandywine Global in the applicable investment management agreement.

Also, Brandywine Global shall vote proxies for any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), unless the investment management agreement specifically reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.

At or prior to inception of each client account, Brandywine Global shall determine whether it has proxy voting authority over such account.

II.	General Principles

In exercising discretion to vote proxies for securities held in client accounts, Brandywine Global is guided by general fiduciary principles. Brandywine Global’s goal in voting proxies is to act prudently and solely in the best economic interest of its clients for which it is voting proxies. In furtherance of such goal, Brandywine Global will vote proxies in a manner that Brandywine Global believes will be consistent with efforts to maximize shareholder values.

Brandywine Global does not exercise its proxy voting discretion to further policy, political or other issues that have no connection to enhancing the economic value of the client’s investment, but will consider environmental, social, and governance issues that may impact the value of the investment, either through introducing opportunity or by creating risk to the value.

III.	How Brandywine Global Votes Proxies

Appendix A sets forth general guidelines considered by Brandywine Global and its portfolio management teams in voting common proxy items.

In the case of a proxy issue for which there is a stated position set forth in Appendix A, Brandywine Global generally votes in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global considers those factors and votes on a case-by-case basis in accordance with the general principles described in Section II. In the case of a proxy issue for which there is no stated position or list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global votes on a case-by-case basis in accordance with the general principles described in Section II.

The general guidelines set forth in Appendix A are not binding on Brandywine Global and its portfolio management teams, but rather are intended to provide an analytical framework for the review and assessment of common proxy issues. Such guidelines can always be superseded by a portfolio management team based on the team’s assessment of the proxy issue and determination that a vote that is contrary to such general guidelines is in the best economic interests of the client accounts for which the team is responsible. Different portfolio management teams may vote differently on the same issue based on their respective assessments of the proxy issue and determinations as to what is in the best economic interests of client accounts for which they are responsible.

In the case of Taft-Hartley clients, Brandywine Global will comply with a client direction to vote proxies in accordance with Glass Lewis & Co. PVS Proxy Voting Guidelines, which Glass Lewis & Co. represents to be fully consistent with AFL-CIO guidelines.

IV.	Use of an Independent Proxy Service Firm

Brandywine Global may contract with an independent proxy service firm to provide Brandywine Global with information and/or recommendations with regard to proxy votes. Any such information and/or recommendations will be made available to Brandywine Global’s portfolio management teams, but Brandywine Global and its portfolio management teams are not required to follow any recommendation furnished by such service provider. The use of an independent proxy service firm to provide proxy voting information and/or recommendations does not relieve Brandywine Global of its responsibility for any proxy votes.

With respect to any independent proxy service firm engaged by Brandywine Global to provide Brandywine Global with information and/or recommendations with regard to proxy votes, Brandywine Global’s Proxy Administrator shall periodically review and assess such firm’s policies, procedures and practices including those with respect to the disclosure and handling of conflicts of interest.

V.	Conflict of Interest Procedures

In furtherance of Brandywine Global’s goal to vote proxies in the best interests of clients, Brandywine Global follows procedures designed to identify and address material conflicts that may arise between the interests of Brandywine Global and its employees and those of its clients before voting proxies on behalf of such clients. Conflicts of interest may arise both at the firm level and as a result of an employee’s personal relationships or circumstances.

A.	Procedures for Identifying Conflicts of Interest

Brandywine Global relies on the procedures set forth below to seek to identify conflicts of interest with respect to proxy voting.

1.

Brandywine Global’s Compliance Department annually requires each Brandywine Global employee to complete a questionnaire designed to elicit information that may reveal potential conflicts between the employee’s interests and those of Brandywine Global clients.

2.

Brandywine Global treats client relationships as creating a material conflict of interest for Brandywine Global in voting proxies with respect to securities issued by such client or its known affiliates.

3.

As a general matter, Brandywine Global takes the position that relationships between a non-Brandywine Global Legg Mason business unit and an issuer (e.g., investment management relationship between an issuer and a non- Brandywine Global Legg Mason investment adviser affiliate) do not present a conflict of interest for Brandywine Global in voting proxies with respect to such issuer because Brandywine Global operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between Brandywine Global and certain other Legg Mason business units.

B.	Procedures for Assessing Materiality of Conflicts of Interest

1.	All potential conflicts of interest identified pursuant to the procedures outlined in Section V.A.1. must be brought to the attention of the Investment Committee for resolution.

2.

The Investment Committee shall determine whether a conflict of interest is material. A conflict of interest shall be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Brandywine Global’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Investment Committee shall be maintained.

3.

If it is determined by the Investment Committee that a conflict of interest is not material, Brandywine Global may vote proxies following normal processes notwithstanding the existence of the conflict.

C.	Procedures for Addressing Material Conflicts of Interest

1.

With the exception of those material conflicts identified in A.2. which will be voted in accordance with paragraph C.1.b., if it is determined by the Investment Committee that a conflict of interest is material, the Investment Committee shall determine an appropriate method or combination of methods to resolve such conflict of interest before the proxy affected by the conflict of interest is voted by Brandywine Global. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

a.	confirming that the proxy will be voted in accordance with a stated position or positions set forth in Appendix A;

b.	confirming that the proxy will be voted in accordance with the recommendations of an independent proxy service firm retained by Brandywine Global;

c.

in the case of a conflict of interest resulting from a particular employee’s personal relationships or circumstances, removing such employee from the decision-making process with respect to such proxy vote;

d.	disclosing the conflict to clients and obtaining their consent before voting;

e.	suggesting to clients that they engage another party to vote the proxy on their behalf; or

f.	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.

2.	A written record of the method used to resolve a material conflict of interest shall be maintained.

VI.	Other Considerations

In certain situations, Brandywine Global may decide not to vote proxies on behalf of a client account for which it has discretionary voting authority because Brandywine Global believes that the expected benefit to the client account of voting shares is outweighed by countervailing considerations (excluding the existence of a potential conflict of interest). Examples of situations in which Brandywine Global may determine not to vote proxies are set forth below.

A.	Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, Brandywine Global will consider and weigh, based on the particular facts and circumstances, the expected benefit to client accounts of voting in relation to the potential detriment to clients of not being able to sell such shares during the applicable period.

B.	Securities on Loan

Certain clients of Brandywine Global, such as an institutional client or a registered investment company for which Brandywine Global acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. Brandywine Global typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, Brandywine Global may request that the client recall shares that are on loan so that such shares can be voted if Brandywine Global believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of Brandywine Global and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.	Proxy Voting-Related Disclosures

A.	Proxy Voting Independence and Intent

Brandywine Global exercises its proxy voting authority independently of other Legg Mason affiliated investment advisers. Brandywine Global and its employees shall not consult with or enter into any formal or informal agreements with Brandywine Global’s parent, Legg Mason, Inc., any other Legg Mason business unit, or any of their respective officers, directors or employees, regarding the voting of any securities by Brandywine Global on behalf of its clients.

Brandywine Global and its employees must not disclose to any person outside of Brandywine Global, including without limitation another investment management firm (affiliated or unaffiliated) or the issuer of securities that are the subject of the proxy vote, how Brandywine Global intends to vote a proxy without prior approval from Brandywine Global’s Chief Compliance Officer.

If a Brandywine Global employee receives a request to disclose Brandywine Global’s proxy voting intentions to, or is otherwise contacted by, another person outside of Brandywine Global (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, the employee should immediately notify Brandywine Global’s Chief Compliance Officer.

If a Brandywine Global portfolio manager wants to take a public stance with regards to a proxy, the portfolio manager must consult with and obtain the approval of Brandywine Global’s Chief Compliance Officer before making or issuing a public statement.

B.	Disclosure of Proxy Votes and Policy and Procedures

Upon Brandywine Global’s receipt of any oral or written client request for information on how Brandywine Global voted proxies for that client’s account, Brandywine Global must promptly provide the client with such requested information in writing.

Brandywine Global must deliver to each client, for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of this Proxy Voting policy and procedures. This summary must include information on how clients may obtain information about how Brandywine Global has voted proxies for their accounts and must so state that a copy of Brandywine Global’s Proxy Voting policy and procedures is available upon request.

Brandywine Global must create and maintain a record of each written client request for proxy voting information. Such record must be created promptly after receipt of the request and must include the date the request was received, the content of the request, and the date of Brandywine Global’s response. Brandywine Global must also maintain copies of written client requests and copies of all responses to such requests.

C.	Delegation of Duties

Brandywine Global may delegate to non-investment personnel the responsibility to vote proxies in accordance with the guidelines set forth in Appendix A. Such delegation of duties will only be made to employees deemed to be reasonably capable of performing this function in a satisfactory manner.

VIII.	Shareholder Activism and Certain Non-Proxy Voting Matters

In no event shall Brandywine Global’s possession of proxy voting authority obligate it to undertake any shareholder activism on behalf of a client. Brandywine Global may undertake such activism in connection with a proxy or otherwise if and to the extent that Brandywine Global determines that doing so is consistent with applicable general fiduciary principles, provided Brandywine Global has first obtained its Chief Compliance Officer’s approval of the proposed activism.

Absent a specific contrary written agreement with a client, Brandywine Global does not (1) render any advice to, or take any action on behalf of, clients with respect to any legal proceedings, including bankruptcies and shareholder litigation, to which any securities or other investments held in client account, or the issuers thereof, become subject, or (2) initiate or pursue legal proceedings, including without limitation shareholder litigation, on behalf of clients with respect to transactions or securities or other investments held in client accounts, or the issuers thereof. Except as otherwise agreed to in writing with a particular client, the right to take any action with respect to any legal proceeding, including without limitation bankruptcies and shareholder litigation, and the right to initiate or pursue any legal proceedings, including without limitation shareholder litigation, with respect to transactions or securities or other investments held in a client account is expressly reserved to the client.

IX.	Recordkeeping

In addition to all other records required by this Policy and Procedures, Brandywine Global shall maintain the following records relating to proxy voting:

A.	a copy of this Policy and Procedures, including any and all amendments that may be adopted;

B.	a copy of each proxy statement that Brandywine Global receives regarding clientsecurities;

C.	a record of each vote cast by Brandywine Global on behalf of a client;

D.	documentation relating to the identification and resolution of conflicts of interest;

E.	any documents created by Brandywine Global that were material to a proxy voting decision or that memorialized the basis for that decision;

F.

a copy of each written client request for information on how Brandywine Global voted proxies on behalf of the client, and a copy of any written response by Brandywine Global to any (written or oral) client request for information on how Brandywine Global voted proxies on behalf of the requesting client; and

G.	records showing whether or not Brandywine Global has proxy voting authority for each client account.

All required records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Brandywine Global. Brandywine Global also shall maintain a copy of any proxy voting policies and procedures that were in effect at any time within the last five years.

To the extent that Brandywine Global is authorized to vote proxies for a United States registered investment company, Brandywine Global shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, Brandywine Global may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements if the third party provides an undertaking to provide copies of such proxy statements promptly upon request. Brandywine Global may rely on a third party to make and retain, on Brandywine Global’s behalf, records of votes cast by Brandywine Global on behalf of clients if the third party provides an undertaking to provide a copy of such records promptly upon request.

Appendix A

Proxy Voting Guidelines

Brandywine Global Diversified Portfolio Management Team Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global’s Diversified Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interest of their client accounts holding the applicable security.

I. Compensation

A. We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive. We may consider current and past stock option grants in determining whether the cumulative dilution is excessive.

B. We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a nonemployee or executive-only stock purchase program because of excessive dilution.

C. We vote for compensation plans that are tied to the company achieving set profitability hurdles. Plans are structured this way to comply with IRS laws allowing for deductibility of management compensation exceeding $1 million.

D. We vote against attempts to re-price options. Also, we vote against the re-election of incumbent Directors in the event of such a re-pricing proposal.

E. We vote against attempts to increase incentive stock options available for issuance when the shares underlying such options would exceed 10% of the company’s outstanding shares.

F. We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.

G. We vote against stock option plans allowing for very large allocations to a single individual because we generally believe that stock option plans should provide for widespread employee participation.

H. We vote against proposals to authorize or approve loans to company executives or Board members for personal reasons or for the purpose of enabling such persons to purchase company shares.

II. Governance

A. We vote for proposals to separate the Chief Executive Officer and Chairman of the

Board positions.

B. We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

III. Anti-Takeover

We vote against anti-takeover measures, including without limitation:

A. Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).

B. Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C. Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.

IV. Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.

V. Business Management

We generally prefer not to dictate to companies on matters of business strategy, believing that as long as the company is operating responsibly it is management’s role to make these decisions. Business strategy includes management of environmental and social practices, as they have the potential to pose significant financial, legal, and reputational risk if not appropriately governed. In cases where we feel management has not taken sufficient efforts to address material environmental or social risk, we may choose to support shareholder proposals aimed at enhancing shareholder value or risk mitigation in alignment with our fiduciary principles.

Brandywine Global Fundamental Equities Portfolio Management Team Proxy

Voting Guidelines

Below are proxy voting guidelines that Brandywine Global’s Fundamental Equities Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interest of their client accounts holding the applicable security.

I. Compensation

A. We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.

B. We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a nonemployee or executive-only stock purchase program because of excessive dilution.

C. We vote for measures that give shareholders a vote on executive compensation.

D. We vote for compensation plans that are tied to the company achieving set profitability hurdles. This is to comply with IRS laws to allow for deductibility of management compensation exceeding $1 million.

E. We vote against any attempt to re-price options. Also, we vote against the reelection of incumbent Directors in the event of such a re-pricing proposal.

F. We vote against attempts to increase incentive stock options when we determine they are excessive, either in total or for one individual.

G. We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.

II. Governance

A. We vote for cumulative shareholder voting.

B. We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

C. We vote against related-party transactions involving directors, senior members of company management or other company insiders.

III. Anti-Takeover

We vote against anti-takeover measures:

A. Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).

B. Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C. Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.

D. Change-of-Control Contracts, which grant benefits to company personnel (typically members of senior company management) in the event the company is acquired or is otherwise subject to a change of control.

IV. Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.

V. Business Management

We generally prefer not to dictate to companies on matters of business strategy, believing that as long as the company is operating responsibly, it is management’s role to make these decisions. Business strategy includes management of environmental and social practices, as they have the potential to pose significant financial, legal, and reputational risk if not appropriately governed. In cases where we feel management has not taken sufficient efforts to address material environmental or social risk, we may choose to support shareholder proposals aimed at enhancing shareholder value or risk mitigation in alignment with our fiduciary principles.

Brandywine Global Fixed Income Portfolio Management Team Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global Fixed Income Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interest of their client accounts holding the applicable security.

I. Compensation

A. We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.

B. We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a nonemployee or executive-only stock purchase program because of excessive dilution.

C. We vote for measures that give shareholders a vote on executive compensation.

D. We vote for compensation plans that are tied to the company achieving set profitability hurdles. This is to comply with IRS laws to allow for deductibility of management compensation exceeding $1 million.

E. We vote against any attempt to re-price options. Also, we vote against the reelection of incumbent Directors in the event of such a re-pricing proposal.

F. We vote against attempts to increase incentive stock options when we determine they are excessive, either in total or for one individual.

G. We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.

II. Governance

A. We vote for cumulative shareholder voting.

B. We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

III. Anti-Takeover

We vote against anti-takeover measures, including without limitation:

A. Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).

B. Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C. Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.

IV. Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.

V. Business Management

We generally prefer not to dictate to companies on matters of business strategy, believing that as long as the company is operating responsibly it is management’s role to make these decisions. Business strategy includes management of environmental and social practices, as they have the potential to pose significant financial, legal, and reputational risk if not appropriately governed. In cases where we feel management has not taken sufficient efforts to address material environmental or social risk, we may choose to support shareholder proposals aimed at enhancing shareholder value or risk mitigation in alignment with our fiduciary principles.

LOOMIS, SAYLES & COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 11, 2020

Proxy Voting Policies and Procedures

1.	GENERAL

A.	Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Loomis Sayles as investment adviser. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Loomis Sayles’ fiduciary duty, and all applicable law and regulations. The Proxy Voting Procedures, as implemented by the Loomis Sayles Proxy Committee (as described below), are intended to support good corporate governance, including those corporate practices that address environmental and social issues (“ESG Matters”), in all cases with the objective of protecting shareholder interests and maximizing shareholder value.

Loomis Sayles uses the services of third parties (each a “Proxy Voting Service” and collectively the “Proxy Voting Services”), to provide research, analysis and voting recommendations and to administer the process of voting proxies for those clients for which Loomis Sayles has voting authority. Any reference in these Proxy Voting Procedures to a “Proxy Voting Service” is a reference either to the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles or to the Proxy Voting Service that administers the process of voting proxies for Loomis Sayles or to both, as the context may require. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B.	General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1.

Client’s Best Interests. The Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of clients. When considering the best interests of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. To protect its clients’ best interests, Loomis Sayles has integrated the consideration of ESG Matters into its investment process. The Proxy Voting Procedures are intended to reflect the impact of these factors in cases where they are material to the growth and sustainability of an issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view toward enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or future market value of the issuer’s securities during the expected holding period. Loomis Sayles also believes that protecting the best interests of clients requires the consideration of potential material impacts of proxy proposals associated with ESG Matters.

2.

Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (a) retain the authority to vote proxies on securities in its account; (b) delegate voting authority to another party; or (c) instruct Loomis Sayles to vote proxies according to a policy that differs from the

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Proxy Voting Procedures. Loomis Sayles will honor any of these instructions if the instruction is agreed to in writing by Loomis Sayles in its investment management agreement with the client. If Loomis Sayles incurs additional costs or expenses in following any such instruction, it may request payment for such additional costs or expenses from the client.

3.

Stated Policies. In the interest of consistency in voting proxies on behalf of its clients where appropriate, Loomis Sayles has adopted policies that identify issues where Loomis Sayles will (a) generally vote in favor of a proposal; (b) generally vote against a proposal; (c) generally vote as recommended by the Proxy Voting Service; and (d) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote. In certain cases where the recommendation of the Proxy Voting Service and the recommendation of the issuer’s management are the same, the vote will generally be cast as recommended and will not be reviewed on a case-by-case basis by the Proxy Committee. There may be situations where Loomis Sayles casts split votes despite the stated policies. For example, Loomis Sayles may cast a split vote when different clients may be invested in strategies with different investment objectives, or when different clients may have different economic interests in the outcome of a particular proposal. Loomis Sayles also may cast a split vote on a particular proposal when its investment teams have differing views regarding the impact of the proposal on their clients’ investment interests.

4.

Abstentions and Other Exceptions. Loomis Sayles’ general policy is to vote rather than abstain from voting on issues presented, unless the Proxy Committee determines, pursuant to its best judgment, that the client’s best interests require abstention. However, in the following circumstances Loomis Sayles may not vote a client’s proxy:

•

The Proxy Committee has concluded that voting would have no meaningful, identifiable economic benefit to the client as a shareholder, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holding is insignificant.

•

The Proxy Committee has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-US jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates (“share blocking”). Loomis Sayles believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. Loomis Sayles relies on the client’s custodian and on its Proxy Voting Service to identify share blocking jurisdictions. To the extent such information is wrong, Loomis Sayles could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial portfolio transaction.

•

Administrative requirements for voting proxies in certain foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the client’s local sub-custodian, cannot be fulfilled due to timing of the requirement, or the costs required to fulfill the administrative requirements appear to outweigh the benefits to the client of voting the proxy.

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•

The client, as of the record date, has loaned the securities to which the proxy relates and Loomis Sayles has concluded that it is not in the best interest of the client to recall the loan or is unable to recall the loan in order to vote the securities.

•	The client so directs Loomis Sayles.

The Proxy Committee will generally vote against, rather than abstain from voting on, ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client’s behalf, such as when ballot delivery instructions have not been processed by a client’s custodian, when the Proxy Voting Service has not received a ballot for a client’s account (e.g., in cases where the client’s shares have been loaned to a third party1), when proxy materials are not available in English, and under other circumstances beyond Loomis Sayles’ control.

5.

Oversight. All issues presented for shareholder vote are subject to the oversight of the Proxy Committee, either directly or by application of this policy. All non-routine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security, and will be voted in the best investment interests of the client. All routine “for” and “against” issues will be voted according to this policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security.

6.

Availability of Procedures. Loomis Sayles publishes these Proxy Voting Procedures, as updated from time to time, on its public website, www.loomissayles.com, and includes a description of its Proxy Voting Procedures in Part 2A of its Form ADV. Upon request, Loomis Sayles also provides clients with a copy of its Proxy Voting Procedures.

7.

Disclosure of Vote. Loomis Sayles makes certain disclosures regarding its voting of proxies in the aggregate (not specific as to clients) on its website, www.loomissayles.com. For mutual funds that it manages, Loomis Sayles is required by law to make certain disclosures regarding its voting of proxies annually. This information is also available on the Loomis Sayles website. Additionally, Loomis Sayles will, upon request by a client, provide information about how each proxy was voted with respect to the securities in that client’s account. Loomis Sayles’ policy is not to disclose a client’s proxy voting records to third parties except as required by applicable law and regulations.

C.	Proxy Committee.

1.

Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of the Director of ESG, representatives of the Equity Research Department and the Legal and Compliance Department, and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, he or she may designate another individual to act on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of

[1]	Loomis Sayles does not engage in securities lending. However, some clients do opt to lend securities, availing themselves of their custodians’ services.

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an account that holds voting securities of an issuer or the analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with voting proxies of that issuer. Voting determinations made by the Proxy Committee generally will be memorialized electronically (e.g., by email).

2.	Duties. The Proxy Committee’s specific responsibilities include the following:

a.	developing, authorizing, implementing and updating the Proxy Voting Procedures, including:

(i) annually reviewing the Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies, including determining the continuing adequacy of the Proxy Voting Procedures to confirm that they have been formulated reasonably and implemented effectively, including whether they continue to be reasonably designed to ensure that proxy votes are cast in clients’ best interest,

(ii) annually reviewing existing voting guidelines and developing of additional voting guidelines to assist in the review of proxy proposals, and

(iii) annually reviewing the proxy voting process and addressing any general issues that relate to proxy voting;

b.	overseeing the proxy voting process, including:

(i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,

(iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and

(iv) periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;

c.	engaging and overseeing third-party vendors that materially assist Loomis Sayles with respect to proxy voting, such as the Proxy Voting Services, including:

(i) determining and periodically reassessing whether, as relevant, the Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:

(a) the adequacy and quality of the Proxy Voting Service’s staffing, personnel and technology,

(b) whether the Proxy Voting Service has adequately disclosed its methodologies in formulating voting recommendations, such that Loomis Sayles can understand the factors underlying the Proxy Voting Service’s voting recommendations,

(c) the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current, materially complete and accurate information, and

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(d) the Proxy Voting Service’s policies and procedures regarding how it identifies and addresses conflicts of interest, including whether the Proxy Voting Service’s policies and procedures provide for adequate disclosure of its actual and potential conflicts of interest with respect to the services it provides to Loomis Sayles.

(ii) providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients and in accordance with these Proxy Voting Procedures and the determinations and directions of the Proxy Committee,

(iii) receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and

(iv) in the event that the Proxy Committee becomes aware that a recommendation of the Proxy Voting Service was based on a material factual error (including materially inaccurate or incomplete information): investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and

d.	further developing and/or modifying these Proxy Voting Procedures as otherwise appropriate or necessary.

3.	Standards.

a.

When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interests as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b.

When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

D.	Conflicts of Interest.

Loomis Sayles has established policies and procedures to ensure that proxy votes are voted in its clients’ best interests and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its predetermined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Service in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Service’s recommendation is not in the best interests of the firm’s clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Service’s recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have, and (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such

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event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.

E.	Recordkeeping.

Loomis Sayles or the Proxy Voting Service will maintain records of proxies voted pursuant to Rule 204-2 under the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

2.	PROXY VOTING

A.	Introduction

Loomis Sayles has established certain specific guidelines intended to achieve the objective of the Proxy Voting Procedures: to support good corporate governance, including ESG Matters, in all cases with the objective of protecting shareholder interests and maximizing shareholder value.

B.	Board of Directors

Loomis Sayles believes that an issuer’s independent, qualified board of directors is the foundation of good corporate governance. Loomis Sayles supports proxy proposals that reflect the prudent exercise of the board’s obligation to provide leadership and guidance to management in fulfilling its obligations to its shareholders.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Chairman and CEO are Separate Positions: Vote for proposals that require the positions of chairman and CEO to be held by different persons.

Director and Officer Indemnification and Liability Protection:

A.

Vote against proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond legal expenses to acts such as gross negligence that are more serious violations of fiduciary obligations than mere carelessness.

B.

Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director or officer was found to have acted in good faith and in a manner that the director or officer reasonably believed was in the best interests of the company, and (ii) if the director’s or officer’s legal expenses only would be covered.

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Proxy Voting Policies and Procedures

Director Nominees in Contested Elections: Votes in a contested election of directors or a “vote no” campaign must be evaluated on a case-by-case basis, considering the following factors: (1) long-term financial performance of the issuer relative to its industry; management’s track record; (2) background to the proxy contest; qualifications of director nominees (both slates); (3) evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (4) stock ownership positions.

Director Nominees in Uncontested Elections:

A.

Vote for proposals involving routine matters such as election of directors, provided that at least two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

B.

Vote against nominees that are CFOs of the subject company and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interests of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a board committee or if less than two-thirds of the board would be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the position of CEO and chairman are not held by separate individuals. Generally, vote against audit committee members if auditor ratification is not proposed, except in cases involving mutual fund board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules. Vote against compensation committee members when Loomis Sayles or the Proxy Voting Service recommends a vote against the issuer’s “say on pay” advisory vote. A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.

C.

Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interests of shareholders.

D.	Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.

Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Independent Board Chairman:

A.

Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be “independent,” as defined by a relevant exchange or market with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.

B.	Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer’s enterprise value is less than $10 billion.

Loomis, Sayles & Company, L.P. February 2020 All Rights Reserved	C-140

Proxy Voting Policies and Procedures

Multiple Directorships: Vote for a director nominee that is a chair or chief executive officer that sits on fewer than three company boards. Vote against a director nominee that is a chair or chief executive officer that sits on three or more company boards, unless a convincing argument to vote for that nominee is made by the Proxy Voting Service, in which case, the recommendation of the Proxy Voting Service will generally be followed.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

C.	Ratification of Auditor

Loomis Sayles generally supports proposals for the selection or ratification of independent auditors, subject to consideration of various factors such as independence and reasonableness of fees.

A.	Generally vote for proposals to ratify auditors.

B.

Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position. In general, if non-audit fees amount to 35% or more of total fees paid to a company’s auditor we will vote against ratification and against the members of the audit committee.

C.	Vote against ratification of auditors and vote against members of the audit committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.

D.	Remuneration and Benefits

Loomis Sayles believes that an issuer’s compensation and benefit plans must be designed to ensure the alignment of executives’ and employees’ interests with those of its shareholders.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Proposals with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer will be considered on a case-by-case basis.

Director Related Compensation: Vote for proposals that are required by and comply with the applicable state or listing requirements governing the issuer. All other proposals relating to director compensation will be reviewed on a case-by-case basis.

Loomis, Sayles & Company, L.P. February 2020 All Rights Reserved	C-141

Proxy Voting Policies and Procedures

Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares), in which case the recommendation of the Proxy Voting Service will generally be followed.

Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive’s death.

Golden and Tin Parachutes:

A.	Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

B.	Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A.

Vote for proposals to amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B.	Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

C.	Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

D.

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Shareholder Proposals to Limit Executive and Director Pay Including Executive Compensation Advisory Resolutions (“Say on Pay”):

A.	Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

B.

Review on a case-by-case basis (1) all shareholder proposals that seek to limit executive and director pay and (2) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions.

C.	Vote against proposals to link all executive or director variable compensation to performance goals.

D.	Vote for an annual review of executive compensation.

E.	Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.

F.

For foreign domiciled issuers where a non-binding advisory vote on executive compensation is proposed concurrently with a binding vote on executive compensation, and the recommendation of the Proxy Voting Service is the same for each proposal, a vote will be entered as recommended by the Proxy Voting Service.

Loomis, Sayles & Company, L.P. February 2020 All Rights Reserved	C-142

Proxy Voting Policies and Procedures

Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote against stock option plans which expressly permit repricing of underwater options.

B.	Vote against proposals to make all stock options performance based.

C.	Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

D.	Vote for proposals that request expensing of stock options.

E.	Capital Structure Management Issues

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Authority to Issue Shares: Vote for proposals by boards to authorize the issuance of shares (with or without preemptive rights) to the extent the size of the proposed issuance in proportion to the issuer’s issued ordinary share capital is consistent with industry standards and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.

Blank Check Preferred Authorization:

A.

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B.

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C.	Review proposals to increase the number of authorized blank check preferred shares on a case-by-case basis.

Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.

Loomis, Sayles & Company, L.P. February 2020 All Rights Reserved	C-143

Proxy Voting Policies and Procedures

Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer’s treasury.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions, Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

F.	Mergers, Asset Sales and Other Special Transactions

Proposals for transactions that have the potential to affect the ownership interests and/or voting rights of the issuer’s shareholders, such as mergers, asset sales and corporate or debt restructuring, will be considered on a case-by-case basis, based on (1) whether the best economic result is being created for shareholders, (2) what changes in corporate governance will occur, (3) what impact they will have on shareholder rights, (4) whether the proposed transaction has strategic merit for the issuer, and (5) other factors as noted in each section below, if any.

Asset Sales: Votes on asset sales will be determined on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of inefficiencies.

Conversion of Debt Instruments: Votes on the conversion of debt instruments will be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales will be considered on a case-by-case basis.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues:

A.	Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

B.	Change in Control—Will the transaction result in a change in control of the company?

C.	Bankruptcy—Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

D.

Potential Conflicts of Interest—For example, clients may own securities at different levels of the capital structure; in such cases, Loomis Sayles will exercise voting or consent rights for each such client based on that client’s best interests, which may differ from the interests of other clients.

Loomis, Sayles & Company, L.P. February 2020 All Rights Reserved	C-144

Proxy Voting Policies and Procedures

Delisting a Security: Proposals to delist a security from an exchange will be evaluated on a case-by-case basis.

Fair Price Provisions:

A.	Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

B.	Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Greenmail:

A.	Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

B.	Review anti-greenmail proposals on a case-by-case basis when they are bundled with other charter or bylaw amendments.

Liquidations: Proposals on liquidations will be voted on a case-by-case basis after reviewing relevant factors including but not necessarily limited to management’s efforts to pursue other alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, generally taking into account relevant factors including but not necessarily limited to: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; golden parachutes; financial benefits to current management; and changes in corporate governance and their impact on shareholder rights.

Poison Pills:

A.	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

B.	Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

C.	Review on a case-by-case basis management proposals to ratify a poison pill.

Reincorporation Provisions: Proposals to change a company’s domicile will be evaluated on a case-by-case basis.

Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

Spin-offs: Votes on spin-offs will be considered on a case-by-case basis depending on relevant factors including but not necessarily limited to the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Loomis, Sayles & Company, L.P. February 2020 All Rights Reserved	C-145

Proxy Voting Policies and Procedures

Tender Offer Defenses: Proposals concerning tender offer defenses will be evaluated on a case-by-case basis.

G.	Shareholder Rights

Loomis Sayles believes that issuers have a fundamental obligation to protect the rights of their shareholders. Pursuant to its fiduciary duty to vote shares in the best interests of its clients, Loomis Sayles considers proposals relating to shareholder rights based on whether and how they affect and protect those rights.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes will be considered on a case-by-case basis.

Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Exclusive Forum Provisions: Vote against proposals mandating an exclusive forum for any shareholder lawsuits. Vote against the members of the issuer’s governance committee in the event of a proposal mandating an exclusive forum without shareholder approval.

Independent Proxy: Vote for proposals to elect an independent proxy to serve as a voting proxy at shareholder meetings.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.

Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to the Common Stock Authorization requirements above.

Loomis, Sayles & Company, L.P. February 2020 All Rights Reserved	C-146

Proxy Voting Policies and Procedures

Proxy Access: A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer’s proxy ballot (“Proxy Access”). Vote for such proposals when they require the nominating shareholder(s) to hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.

Shareholder Ability to Alter the Size of the Board:

A.	Vote for proposals that seek to fix the size of the board.

B.	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors:

A.	Vote against proposals that provide that directors may be removed only for cause.

B.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

C.	Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Shareholder Advisory Committees: Proposals to establish a shareholder advisory committee will be reviewed on a case-by-case basis.

Shareholder Rights Regarding Special Meetings:

A.

Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.

B.	Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Unequal Voting Rights:

A.	Vote against dual class exchange offers and dual class recapitalizations.

B.	Vote on a case-by-case basis on proposals to eliminate an existing dual class voting structure.

Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination. Generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Loomis, Sayles & Company, L.P. February 2020 All Rights Reserved	C-147

Proxy Voting Policies and Procedures

H.	Environmental and Social Matters

Loomis Sayles has a fiduciary duty to act in the best interests of its clients.

Loomis Sayles believes good corporate governance, including those practices that address ESG Matters, is essential to the effective management of a company’s financial, litigation and reputation risk, the maximization of its long-term economic performance and sustainability, and the protection of its shareholders’ best interests, including the maximization of shareholder value.

Proposals on environmental and social matters cover a wide range of issues, including environmental and energy practices and their impacts, labor matters, diversity and human rights. These proposals may be voted as recommended by the Proxy Voting Service or may, in the determination of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a material impact on an industry or the growth and sustainability of an issuer; (ii) is appropriate for the issuer and the cost to implement would not be excessive; (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk; or (iv) is otherwise appropriate for the issuer.

Loomis Sayles will consider whether such proposals are likely to enhance the value of the client’s investments after taking into account the costs involved, pursuant to its fiduciary duty to its clients.

I.	General Corporate Governance

Loomis Sayles has a fiduciary duty to its clients with regard to proxy voting matters, including routine proposals that do not present controversial issues. The impact of proxy proposals on its clients’ rights as shareholders must be evaluated along with their potential economic benefits.

Changing Corporate Name: Vote for management proposals to change the corporate name.

Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Proposals of UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.

Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Non-Material Miscellaneous Bookkeeping Proposals: A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.

Loomis, Sayles & Company, L.P. February 2020 All Rights Reserved	C-148

Proxy Voting Policies and Procedures

Reimbursement of Proxy Contest Defenses: Generally, proposals concerning all proxy contest defense cost reimbursements should be evaluated on a case-by-case basis.

Reimbursement of Proxy Solicitation Expenses: Proposals to provide reimbursement for dissidents waging a proxy contest should be evaluated on a case-by-case basis.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Technical Amendments to By-Laws: A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.

Transition Manager Ballots: Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles’ management of the client’s holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client’s account with Loomis Sayles.

J.	Mutual Fund Matters

Election of Mutual Fund Trustees: Vote for nominees who oversee fewer than 60 mutual fund portfolios. Vote against nominees who oversee 60 or more mutual fund portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more mutual fund portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds). These policies will be followed with respect to funds advised by Loomis Sayles and its affiliates, as well as funds for which Loomis Sayles acts as subadviser and other third parties.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.

Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund’s fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Investment Advisory Agreements: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

Loomis, Sayles & Company, L.P. February 2020 All Rights Reserved	C-149

APPENDIX D

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

AXA Equitable may be deemed to be a control person with respect to the Trust by virtue of its ownership of a substantial majority of the Trust’s shares as of March 31, 2020. Shareholders owning more than 25% of the outstanding shares of the Portfolio may be able to determine the outcome of most issues that are submitted to shareholders for a vote.

As a “series” type of mutual fund, the Trust issues separate series of shares of beneficial interest with respect to the Portfolio. The Portfolio resembles a separate fund issuing separate classes of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer Contract owners the opportunity to instruct shareholders as to how shares allocable to Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements.

From April 18, 2014 through April 30, 2020, the Portfolio was managed by FMG LLC as a fund-of-funds under the name “Charter Multi-Sector Bond Portfolio” and pursued its investment objective through investments in underlying proprietary and unaffiliated mutual funds.

To the Trust’s knowledge, as of March 31, 2020, no persons owned Contracts entitling such persons to give voting instructions regarding more than 25% of the outstanding shares of the Portfolio.

To the Trust’s knowledge, as of March 31, 2020, the following persons owned Contracts entitling such persons to give voting instructions regarding 5% or more of the outstanding shares of any class of the Portfolio.

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership
EQ/Core Plus Bond Portfolio-Class A	CREDIT SUISSE SECURITIES (USA) LLC STE 1700 99 PARK AVE 25TH FLOOR NEW YORK NY 10016	1,535,660.48	5.42%

EQ/Core Plus Bond Portfolio-Class K	FINNANE-ROBISON DENTAL LLC 520 BURKARTH RD WARRENSBURG, MO 64093-310	316,384.81	9.72%

To the Trust’s knowledge, as of March 31, 2020, the Portfolio owned shares of record in the following portfolios entitling the Portfolio to give voting instructions regarding 5% or more of the outstanding shares of any class of such portfolios:

Allocation Portfolio	Portfolio	Number of Shares of Portfolio	Percentage of Class K
EQ/Core Plus Bond Portfolio	1290 VT High Yield Bond	1,886,932.17	10.42%
	EQ/PIMCO Global Real Return	865,182.46	29.61%
	EQ/Quality Bond PLUS	4,602,213.28	9.85%

D-1

PART C: OTHER INFORMATION

Item 28.	Exhibits:

(a)	Trust Instrument

(a)(1)	Agreement and Declaration of Trust of Registrant.[1]

(a)(1)(i)	Amendment No. 1 to Agreement and Declaration of Trust of Registrant. (filed herewith)

(a)(2)	Certificate of Trust of Registrant. [1]

(a)(2)(i)	Certificate of Amendment to Certificate of Trust (filed herewith)

(b)(1)	By-laws of Registrant. [1]

(b)(2)	Second Amended and Restated By-laws of Registrant. [26]

(b)(2)(i)	Amendment No. 1 to Second Amended and Restated By-laws of Registrant. (filed herewith)

(c)	None other than provisions contained in Exhibit (a)(1) and (b)

(d)	Investment Advisory Contracts

(d)(1)(i)	Amended and Restated Investment Advisory Agreement between Registrant and AXA Equitable Funds Management Group, LLC (“FMG LLC”) dated as of May 1, 2020. (filed herewith)

(d)(2)(i)	Investment Sub-Advisory Agreement between FMG LLC and AXA Investment Managers, Inc. (“AXA IM”) dated as of May 1, 2020. (filed herewith)

(d)(3)(i)	Investment Sub-Advisory Agreement between FMG LLC and Brandywine Global Investment Management, LLC (“Brandywine”) dated as of May 1, 2020. (filed herewith)

(d)(4)(i)	Investment Sub-Advisory Agreement between FMG LLC and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) dated as of May 1, 2020. (filed herewith)

(e)	Underwriting Contracts

(e)(1)(i)	Form of Distribution Agreement between Registrant and AXA Distributors, LLC (“AXA Distributors”) dated as of May 1, 2020 with respect to the Class A shares. (filed herewith)

(e)(2)(i)	Form of Distribution Agreement between Registrant and AXA Distributors dated as of May 1, 2020 with respect to the Class B shares. (filed herewith)

1

(e)(3)(i)	Form of Distribution Agreement between Registrant and AXA Distributors dated as of May 1, 2020 with respect to the Class K shares. (filed herewith)

(f)	Deferred Compensation Plan. [1]

(g)	Custodian Agreements

(g)(1)	Global Custody Agreement between Registrant and JPMorgan Chase Bank (“JPMorgan Chase”) dated as of December 31, 2001. [2]

(g)(1)(i)	Amendment No. 1 dated as of August 1, 2003 to Global Custody Agreement between Registrant and JPMorgan Chase dated as of December 31, 2001.[3]

(g)(1)(ii)	Amendment No. 2 dated as of May 1, 2006 to Global Custody Agreement between Registrant and JPMorgan Chase dated as of December 31, 2001. [4]

(g)(1)(iii)	Amendment No. 3 dated as of April 1, 2007 to Global Custody Agreement between Registrant and JPMorgan Chase dated as of December 31, 2001.[7]

(g)(1)(iv)	Amendment No. 4 dated as of May 25, 2007 to Global Custody Agreement between Registrant and JPMorgan Chase dated as of December 31, 2001.[7]

(g)(1)(v)	Amendment No. 5 dated as of July 1, 2008 to Global Custody Agreement between Registrant and JPMorgan Chase dated as of December 31, 2001.[7]

(g)(1)(vi)	Amendment No. 6 dated as of October 1, 2009 to Global Custody Agreement between Registrant and JPMorgan Chase dated as of December 31, 2001.[9]

(g)(1)(vii)	Amendment No. 7 dated as of December 1, 2010 to Global Custody Agreement between Registrant and JPMorgan Chase dated as of December 31, 2001.[10]

(g)(1)(viii)	Amendment No. 8 dated as of July 27, 2011 to Global Custody Agreement between Registrant and JPMorgan Chase dated as of December 31, 2001. [11]

(g)(1)(ix)	Amendment No. 9 dated as of October 26, 2012 to Global Custody Agreement between Registrant and JPMorgan Chase dated as of December 31, 2001.[14]

(g)(1)(x)	Amendment No. 10 dated as of October 21, 2013 to Global Custody Agreement between Registrant and JPMorgan Chase dated as of December 31, 2001.[17]

(g)(1)(xi)	Amendment No. 11 dated as of April 18, 2014 to Global Custody Agreement between Registrant and JPMorgan Chase dated as of December 31, 2001.[19]

(g)(1)(xii)	Amendment No. 12 dated June 13, 2014 to Global Custody Agreement between Registrant and JPMorgan Chase dated as of December 31, 2001. [20]

(g)(1)(xiii)	Amendment No. 13 dated December 10, 2014 to Global Custody Agreement between Registrant and JPMorgan Chase dated as of December 31, 2001. [21]

(g)(1)(xiv)	Amendment No. 14 dated September 26, 2015 to Global Custody Agreement between Registrant and JPMorgan Chase dated as of December 31, 2001. [23]

(g)(1)(xv)	Form of Amendment No. 15 dated May 1, 2020 to Global Custody Agreement between Registrant and JPMorgan Chase dated as of December 31, 2001. (filed herewith)

2

(h)	Other Material Contracts

(h)(1)	Mutual Funds Service Agreement between Registrant and FMG LLC dated as of May 1, 2020. (filed herewith)

(h)(2)(i)	Fund Sub-Services Agreement between FMG LLC and JPMorgan Chase dated as of April 1, 2015.[22]

(h)(3)	Expense Limitation Agreement between Registrant and FMG LLC dated as of May 1, 2020. (filed herewith)

(h)(4)	Amended and Restated Participation Agreement among Registrant, AXA Equitable Life Insurance Company (“AXA Equitable”), FMG LLC and AXA Distributors dated as of May 23, 2012. [16]

(h)(4)(i)	Amendment No. 1 dated as of October 21, 2013 to the Amended and Restated Participation Agreement among Registrant, AXA Equitable, FMG LLC and AXA Distributors dated as of May 23, 2012.[17]

(h)(4)(ii)	Amendment No. 2 dated as of April 18, 2014 to the Amended and Restated Participation Agreement among Registrant, AXA Equitable, FMG LLC and AXA Distributors dated as of May 23, 2012. [20]

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(h)(4)(iii)	Amendment No. 3 dated as of July 8, 2014 to the Amended and Restated Participation Agreement among Registrant, AXA Equitable, FMG LLC and AXA Distributors dated as of May 23, 2012. [20]

(h)(4)(iv)	Amendment No. 4 dated as of December 10, 2014 to the Amended and Restated Participation Agreement among Registrant, AXA Equitable, FMG LLC and AXA Distributors dated as of May 23, 2012. [20]

(h)(4)(v)	Amendment No. 5 dated as of September 26, 2015 to the Amended and Restated Participation Agreement among Registrant, AXA Equitable, FMG LLC and AXA Distributors dated as of May 23, 2012. [23]

(h)(5)	Participation Agreement among Registrant, American General Life Insurance Company (“American General”), AXA Advisors and AXA Distributors dated as of August 15, 2003.[3]

(h)(5)(i)	Amendment No. 1 dated as of April 1, 2015 to the Participation Agreement among Registrant, American General and AXA Distributors dated as of August 15, 2003. [23]

(h)(6)	Participation Agreement among Registrant, MONY Life Insurance Company (“MONY”), AXA Advisors and AXA Distributors dated as of February 2006. [7]

(h)(6)(i)	Participation Agreement among Registrant, MONY and AXA Distributors dated as of October 1, 2013. [18]

(h)(6)(ii)	Amendment No. 1 dated as of April 18, 2014 to the Participation Agreement among Registrant, MONY and AXA Distributors dated as of October 1, 2013. [20]

(h)(6)(iii)	Amendment No. 2 dated as of July 8, 2014 to the Participation Agreement among Registrant, MONY and AXA Distributors dated as of October 1, 2013. [20]

(h)(6)(iv)	Amendment No. 3 dated as of September 26, 2015 to the Participation Agreement among Registrant, MONY and AXA Distributors dated as of October 1, 2013. [23]

(h)(6)(v)	Amendment No. 4 dated as of July 19, 2018 to the Participation Agreement among Registrant, MONY and AXA Distributors dated as of October 1, 2013.[27]

(h)(7)	Participation Agreement among Registrant, MONY Life Insurance Company of America (“MLOA”), AXA Advisors and AXA Distributors dated as of August 1, 2006.[7]

(h)(7)(i)	Amended and Restated Participation Agreement among Registrant, MLOA and AXA Distributors dated as of May 23, 2012.[17]

(h)(7)(ii)	Amendment No. 1 dated as of October 21, 2013 to Amended and Restated Participation Agreement among Registrant, MLOA and AXA Distributors dated as of May 23, 2012.[17]

(h)(7)(iii)	Amendment No. 2 dated as of November 1, 2013 to Amended and Restated Participation Agreement among Registrant, MLOA and AXA Distributors dated as of May 23, 2012. [18]

(h)(7)(iv)	Amendment No. 3 dated as of April 18, 2014 to Amended and Restated Participation Agreement among Registrant, MLOA and AXA Distributors dated as of May 23, 2012. [20]

(h)(7)(v)	Amendment No. 4 dated as of July 8, 2014 to Amended and Restated Participation Agreement among Registrant, MLOA and AXA Distributors dated as of May 23, 2012. [20]

(h)(7)(vi)	Amendment No. 5 dated as of September 26, 2015 to Amended and Restated

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Participation Agreement among Registrant, MLOA and AXA Distributors dated as of May 23, 2012. [23]

Legal Opinions

(i)	Opinion and Consent of K&L Gates LLP. (filed herewith)

(j)	Other Opinions

(j)(1)	Consent of Independent Registered Public Accounting Firm. (filed herewith)

(j)(2)	Powers of Attorney. (filed herewith)

(k)	Omitted Financial Statements (not applicable)

(l)	Initial Capital Agreement dated November 12, 2001. [1]

(m)	Distribution Plans

(m)(1)	Amended and Restated Distribution Plan with respect to Class B shares of the Registrant. [11]

(m)(2)	Shareholder Services and Distribution Plan with respect to Class A shares of the Registrant.[13]

(n)	Multiple Class Plans

(n)(1)	Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940. [11]

(o)	Reserved

(p)	Codes of Ethics

(p)(1)	Amended Code of Ethics of the Registrant, FMG LLC and AXA Distributors, effective March 2020. (filed herewith)

(p)(2)	Code of Ethics of AXA IM. (filed herewith)

(p)(3)	Code of Ethics of Brandywine. (filed herewith)
(p)(4)	Code of Ethics of Loomis Sayles. (filed herewith)

[1]	Incorporated herein by reference to and/or previously filed with Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on December 10, 2001 (File No. 333-70754).
[2]	Incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on April 15, 2002 (File No. 333-70754).
[3]	Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A filed on February 25, 2004 (File No. 333-70754).
[4]	Incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-1A filed on June 1, 2006 (File No. 333-70754).
[7]	Incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A filed on February 2, 2009 (File No. 333-70754).
[9]	Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A filed on January 21, 2010 (File No. 333-70754).
[10]	Incorporated herein by reference to Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A filed on February 2, 2011 (File No. 333-70754).
[11]	Incorporated herein by reference to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed on August 16, 2011 (File No. 333-70754).

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[13]	Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A filed on April 25, 2012 (File No. 333-70754).
[14]	Incorporated herein by reference to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A filed on February 6, 2013 (File No. 333-70754).
16.	Incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A filed on July 22, 2013 (File No. 333-70754).
17.	Incorporated herein by reference to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A filed on October 2, 2013 (File No. 333-70754).
18.	Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A filed on February 11, 2014 (File No. 333-70754).
19.	Incorporated herein by reference to Post-Effective Amendment No. 48 to Registrant’s Registration Statement on Form N-1A filed on April 30, 2014 (File No. 333-70754).
20.	Incorporated herein by reference to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A filed on January 12, 2015 (File No. 333-70754).
21.	Incorporated herein by reference to Post-Effective Amendment No. 52 to Registrant’s Registration Statement on Form N-1A filed on April 24, 2015 (File No. 333-70754).
22.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-14 filed on June 20, 2015 (File No. 333-205385).
23.	Incorporated herein by reference to Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A filed on April 26, 2016 (File No. 333-70754).
24.	Incorporated herein by reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A filed on January 31, 2017 (File No. 333-70754).
25.	Incorporated herein by reference to Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A filed on April 28, 2017 (File No. 333-70754).
26.	Incorporated herein by reference to Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A filed on April 27, 2018 (File No. 333-70754).
[27]	Incorporated herein by reference to Post Effective Amendment No. 62 to Registrant’s Registration Statement on Form N-1A filed on April 26, 2019 (File No. 333-70754)
[28]	Incorporated herein by reference to Post-Effective Amendment No. 64 to Registrant’s Registration Statement on Form N-1A filed on February 7, 2020 (File No. 333-70754).

Item 29.	Persons controlled by or under Common Control with Registrant

AXA Equitable Life Insurance Company (“AXA Equitable”) controls the Trust by virtue of its ownership of a substantial majority of the Trust’s shares. All shareholders of the Trust are required to solicit instructions from their respective contract owners as to certain matters, if applicable. The Trust may also offer its shares to insurance companies affiliated and unaffiliated with AXA Equitable, to the AXA Equitable 401(k) Plan, to other tax-qualified retirement plans, to other series of the Trust and to series of EQ Advisors Trust, a separate registered investment company managed by FMG LLC, and to other investors eligible under applicable tax regulations.

AXA Equitable is a New York stock life insurance corporation and is an indirect, wholly-owned subsidiary of Equitable Holdings, Inc. (“Equitable”). Equitable is a publicly-owned company. FMG LLC is a wholly owned subsidiary of AXA Equitable.

Item 30.	Indemnification

Article VIII of the Agreement and Declaration of Trust of the Registrant states:

Section 1. Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VIII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee; provided, however, that nothing contained herein or in the Delaware Act shall protect any Trustee against any liability to the Trust or to any Shareholder to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of the Trustee hereunder.

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All persons extending credit to, contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or such Series for payment under such contract or claim; and neither the Trustees nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, Manager, or Principal Underwriter of the Trust, but nothing contained in this Declaration of Trust or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon.

Section 2. Indemnification of Covered Persons. Every Covered Person shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act and other applicable law.

Section 3. Indemnification of Shareholder. If any Shareholder or former Shareholder of any Series shall be held personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Article IX of the Agreement and Declaration of Trust of the Registrant states:

Section 5. Amendments. Except as specifically provided in this Section 5, the Trustees may, without Shareholder vote, restate, amend, or otherwise supplement this Declaration of Trust. Shareholders shall have the right to vote on (i) any amendment that would affect their right to vote granted in Article V, Section 1 hereof, (ii) any amendment to this Section 5, (iii) any amendment that may require their vote under applicable law or by the Trust’s registration statement, as filed with the Commission, and (iv) any amendment submitted to them for their vote by the Trustees. Any amendment required or permitted to be submitted to the Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series shall be authorized by a vote of the Shareholders of each Series affected and no vote of Shareholders of a Series not affected shall be required. Notwithstanding anything else herein, no amendment hereof shall limit the rights to insurance with respect to any acts or omissions of Persons covered thereby prior to such amendment nor shall any such amendment limit the rights to indemnification referenced in Article VIII, Section 2 hereof as provided in the By-Laws with respect to any actions or omissions of Persons covered thereby prior to such amendment. The Trustees may, without shareholder vote, restate, amend, or otherwise supplement the Certificate of Trust as they deem necessary or desirable.

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Article X of the By-Laws of the Registrant states:

Section 3. Advance Payment of Indemnifiable Expenses. Expenses incurred by an agent in connection with the preparation and presentation of a defense to any proceeding may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by, or on behalf of, such agent that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification; provided, however, that (a) such agent shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of the readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification.

Section 2. K of the Registrant’s Investment Advisory Agreement states:

Limitations on Liability. The Adviser will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to the Adviser’s undertaking to do so, that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, reckless disregard of its duties or its failure to exercise due care in rendering its services to the Trust as specified in this Agreement.

Registrant’s Investment Sub-Advisory Agreements generally state:

6. LIABILITY	AND INDEMNIFICATION

A. Except as may otherwise be provided by the Investment Company Act or any other federal securities law (whose provisions may not be waived or altered by contract), the Sub-Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including reasonable attorneys fees) incurred or suffered by the Portfolio(s), the Trust or the Adviser as a result of any error of judgment, mistake of law, or other action or omission by the Sub-Adviser; provided, however, that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser for, and the Sub-Adviser shall indemnify and hold harmless the Adviser and the Trust, all affiliated persons thereof (as defined in Section 2(a)(3) of the Investment Company Act) and all controlling persons thereof (as described in Section 15 of the Securities Act) (collectively, “Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the Securities Act, the Investment Company Act, the Advisers Act or any other statute, or at common law or otherwise, arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Portfolio(s), the Trust or the Adviser, or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) for use therein.

B. Except as may otherwise be provided by the Investment Company Act or any other federal securities law (whose provisions may not be waived or altered by contract), the Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including reasonable attorneys fees) incurred or suffered

8

by the Sub-Adviser as a result of any error of judgment, mistake of law, or other action or omission by the Adviser; provided, however, that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (as defined in Section 2(a)(3) of the Investment Company Act) and all controlling persons thereof (as described in Section 15 of the Securities Act) (collectively, “Sub-Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the Securities Act, the Investment Company Act, the Advisers Act or any other statute, or at common law or otherwise, arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Portfolio(s), the Trust or the Adviser, or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees.

Section 14 of each of the Registrant’s Distribution Agreements states:

The Trust shall indemnify and hold harmless the Distributor from any and all losses, claims, damages or liabilities (or actions in respect thereof) to which the Distributor may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or result from negligent, improper, fraudulent or unauthorized acts or omissions by the Trust or its officers, trustees, agents or representatives, other than acts or omissions caused directly or indirectly by the Distributor.

The Distributor will indemnify and hold harmless the Trust, its officers, trustees, agents and representatives against any losses, claims, damages or liabilities, to which the Trust, its officers, trustees, agents and representatives may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in the Trust Prospectus and/or SAI or any supplements thereto; (ii) the omission or alleged omission to state any material fact required to be stated in the Trust Prospectus and/or SAI or any supplements thereto or necessary to make the statements therein not misleading; or (iii) other misconduct or negligence of the Distributor in its capacity as a principal underwriter of the Trust’s shares and will reimburse the Trust, its officers, trustees, agents and representatives for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Distributor shall not be liable in any such instance to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Trust Prospectus and/or SAI or any supplement in good faith reliance upon and in conformity with written information furnished by the Preparing Parties specifically for use in the preparation of the Trust Prospectus and/or SAI.

Section 6 of the Registrant’s Amended and Restated Mutual Funds Service Agreement states:

Limitation of Liability and Indemnification. (a) FMG LLC shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Trust, in connection with the matters to which this Agreement relates, except for a loss or expense caused by or resulting from or attributable to willful misfeasance, bad faith or gross negligence on FMG LLC’s part (or on the part of any third party to whom FMG LLC has delegated any of its duties and obligations pursuant to Section 4(c) hereunder) in the performance of its (or such third party’s) duties or from reckless disregard by FMG LLC (or by such third party) of its obligations and duties under this Agreement (in the case of

9

FMG LLC) or under an agreement with FMG LLC (in the case of such third party) or, subject to Section 10 below, FMG LLC’s (or such third party) refusal or failure to comply with the terms of this Agreement (in the case of FMG LLC) or an agreement with FMG LLC (in the case of such third party) or its breach of any representation or warranty under this Agreement (in the case of FMG LLC) or under an agreement with FMG LLC (in the case of such third party). In no event shall FMG LLC (or such third party) be liable for any indirect, incidental, special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits), even if FMG LLC (or such third party) has been advised of the likelihood of such loss or damage and regardless of the form of action.

(b)    Except to the extent that FMG LLC may be held liable pursuant to Section 6(a) above, FMG LLC shall not be responsible for, and the Trust shall indemnify and hold FMG LLC harmless from and against, any and all losses, damages, costs, reasonable attorneys’ fees and expenses, payments, expenses and liabilities including, but not limited to, those arising out of or attributable to:

(i)    any and all actions of FMG LLC or its officers or agents required to be taken pursuant to this Agreement;

(ii)    the reliance on or use by FMG LLC or its officers or agents of information, records, or documents which are received by FMG LLC or its officers or agents and furnished to it or them by or on behalf of the Trust, and which have been prepared or maintained by the Trust or any third party on behalf of the Trust;

(iii)    the Trust’s refusal or failure to comply with the terms of this Agreement or the Trust’s lack of good faith, or its actions, or lack thereof, involving gross negligence or willful misfeasance;

(iv)    the breach of any representation or warranty of the Trust hereunder;

(v)    the reliance on or the carrying out by FMG LLC or its officers or agents of any proper instructions reasonably believed to be duly authorized, or requests of the Trust;

(vi)    any delays, inaccuracies, errors in or omissions from information or data provided to FMG LLC by data services, including data services providing information in connection with any third party computer system licensed to FMG LLC, and by any corporate action services, pricing services or securities brokers and dealers;

(vii)    the offer or sale of shares by the Trust in violation of any requirement under the Federal securities laws or regulations or the securities laws or regulations of any state, or in violation of any stop order or other determination or ruling by any Federal agency or any state agency with respect to the offer or sale of such shares in such state (1) resulting from activities, actions, or omissions by the Trust or its other service providers and agents, or (2) existing or arising out of activities, actions or omissions by or on behalf of the Trust prior to the effective date of this Agreement;

(viii)    any failure of the Trust’s registration statement to comply with the 1933 Act and the 1940 Act (including the rules and regulations thereunder) and any other applicable laws, or any untrue statement of a material fact or omission of a material fact necessary to make any statement therein not misleading in a Trust’s prospectus;

(ix)    except as provided for in Schedule B.III., the actions taken by the Trust, its Adviser, its investment advisers, and its distributor in compliance with applicable securities, tax, commodities and other laws, rules and regulations, or the failure to so comply, and

10

(x)    all actions, inactions, omissions, or errors caused by third parties to whom FMG LLC or the Trust has assigned any rights and/or delegated any duties under this Agreement at the specific request of or as required by the Trust, its Funds, investment advisers, or Trust distributors.

The Trust shall not be liable for any indirect, incidental, special or consequential losses or damages of any kind whatsoever (including but not limited to, lost profits) even if the Trust has been advised of the likelihood of such loss or damage and regardless of the form of action, except when the Trust is required to indemnify FMG LLC pursuant to this Agreement.

Number 12(a)(iv) of the Registrant’s Global Custody Agreement states:

(A) Customer shall indemnify and hold Bank and its directors, officers, agents and employees (collectively the “Indemnitees”) harmless from and against any and all claims, liabilties, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees (“Losses”) that may be incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which Bank is authorized to rely pursuant to the terms of this Agreement. (B) In addition to and not in limitation of the preceding subparagraph, Customer shall also indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of Bank’s performance under this Agreement, provided the Indemnitees have not acted with negligence or engaged in willful misconduct. (C) In performing its obligations hereunder, Bank may rely on the genuineness of any document which it reasonably believes in good faith to have been validly executed.

Article VIII of the Registrant’s Participation Agreements states:

8.1(a). AXA Equitable agrees to indemnify and hold harmless the Trust, each member of the Board, the Distributors, and the directors and officers and each person, if any, who controls any such person within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of AXA Equitable), investigation of claims or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust’s shares or the AXA Equitable Contracts or interests in the Accounts and:

(i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement, prospectus, or Statement of Additional Information for the AXA Equitable Contracts or contained in the AXA Equitable Contracts or sales literature for the AXA Equitable Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to AXA Equitable by or on behalf of the Trust for use in the registration statement, prospectus, or Statement of Additional Information for the AXA Equitable Contracts or in the AXA Equitable Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the AXA Equitable Contracts or Trust shares; or

(ii) arise out of or as a result of statements or representations (other than statements or representations

11

contained in the Registration Statement, prospectus or Statement of Additional Information, or sales literature of the Trust not supplied by AXA Equitable or persons under its control) or wrongful conduct of AXA Equitable or persons under its control, with respect to the sale or distribution of the AXA Equitable Contracts or Trust shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or Statement of Additional Information, or sales literature of the Trust or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Trust by or on behalf of AXA Equitable; or

(iv) arise as a result of any failure by AXA Equitable to provide the services and furnish the materials required to be provided or furnished by it under the terms of this Agreement; or

(v) arise out of or result from any material breach of any representation and/or warranty made by AXA Equitable in this Agreement or arise out of or result from any other material breach of this Agreement by AXA Equitable;

as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof…

8.2(a). Each of the Distributors agrees to indemnify and hold harmless AXA Equitable, and the Trust and each of their directors and officers and each person, if any, who controls AXA Equitable within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Distributors), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust’s shares or the AXA Equitable Contracts or interests in the Accounts and:

(i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, prospectus or Statement of Additional Information, or sales literature of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Distributors or Trust by or on behalf of AXA Equitable for use in the Registration Statement, prospectus, or Statement of Additional Information for the Trust, or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the AXA Equitable Contracts or Trust shares; or

(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or Statement of Additional Information, or sales literature for the AXA Equitable Contracts not supplied by the Distributors or persons under their control) or wrongful conduct of the Distributors or persons under their control, with respect to the sale or distribution of the AXA Equitable Contracts or Trust shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or Statement of Additional Information or sales literature covering the AXA Equitable Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to AXA Equitable by or on behalf of the Distributors or the Trust; or

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(iv) arise as a result of any failure by the Distributors or the Trust to provide the services and furnish the materials required to be provided or furnished by the Distributors or the Trust under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification or other qualification requirements specified in Article VI of this Agreement); or

(v) arise out of or result from any material breach of any representation and/or warranty made by the Distributors in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributors;

as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof…

8.3(a) The Trust agrees to indemnify and hold harmless AXA Equitable and each of its directors and officers and each person, if any, who controls AXA Equitable within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Trust and:

(i) arise as a result of any failure by the Trust to provide the services and furnish the materials required to be provided or furnished by it under the terms of this Agreement (including a failure to comply with the diversification and other qualification requirements specified in … this Agreement); or

(ii) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust;

as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof…

Undertaking

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Trust by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

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Item 31.	Business and Other Connections of the Adviser and Sub-Advisers

FMG LLC is a registered investment adviser and serves as investment adviser and administrator for all portfolios of the Registrant. The description of FMG LLC and each of the sub-advisers, as applicable, under the caption “The Adviser” in the Prospectuses and under the caption “Investment Management and Other Services” in the Statements of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference.

Information on the directors and officers of FMG LLC set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-72220) is incorporated herein by reference.

FMG LLC, with the approval of the Registrant’s Board of Trustees, selects advisers for a certain portfolio of the Registrant. The following companies, all of which are registered investment advisers, serve as advisers for such portfolio.

Information on the directors and officers of AXA IM set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-60374) is incorporated herein by reference.

Information on the directors and officers of Brandywine set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-27797) is incorporated herein by reference.

Information on the directors and officers of Loomis Sayles set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-170) is incorporated herein by reference.

Item 32.	Principal Underwriter

(a)    AXA Distributors is the principal underwriter of the Trust’s shares. AXA Distributors also serves as a principal underwriter for EQ Advisors Trust and Separate Account No. 49 of AXA Equitable Life Insurance Company.

(b)    Set forth below is certain information regarding the directors and officers of AXA Distributors. The business address of each person listed below is 1290 Avenue of the Americas, New York, New York 10104.

AXA Distributors, LLC
Name	Positions and Offices with AXA Distributors, Inc.	Positions and Offices with the Trust
Directors

Ronald Hermann	Director	None

Robin Raju	Director	None

Nicholas B. Lane	Director	None

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Stephen Scanlon	Director	None

Officers

Nicholas B. Lane	Chairman of the Board, President and Chief Executive Officer	None

Perry Golas	Principal Operations Officer	None

Robin Raju	Executive Vice President	None

Graham Day	Senior Vice President	None

Brett Ford	Senior Vice President	None

Peter D. Golden	Senior Vice President	None

Ronald Hermann	Senior Vice President	None

Evan Hirsch	Senior Vice President	None

David Kahal	Senior Vice President	None

Prabha (“Mary”) Ng	Senior Vice President and Chief Information Security Officer	None

Trey Renolds	Senior Vice President	None

Stephen Scanlon	Senior Vice President	None

Michael Schumacher	Senior Vice President	None

Mark Teitelbaum	Senior Vice President	None

David Veale	Senior Vice President	None

Alfred Ayensu-Ghartey	Vice President and General Counsel	None

Alfred D’Urso	Vice President and Chief Compliance Officer	None

Karen Farley	Vice President	None

Richard Frink	Vice President	None

Michael J. Gass	Vice President	None

Nicholas J. Gismondi	Vice President and Chief Financial Officer	None

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Timothy Jaeger	Vice President	None

Laird Johnson	Vice President	None

Gina Jones	Vice President and Financial Crime Officer	None

Joshua Katz	Vice President	None

James Long	Vice President	None

Page W. Long	Vice President	None

James S. O’Connor	Vice President	None

Samuel Schwartz	Vice President	None

William Sorrentino	Vice President	None

Steven Sutter	Vice President and Assistant Treasurer	None

Sarah Vita	Vice President	None

Jonathan Zales	Vice President	None

Yun (“Julia”) Zhang	Vice President and Treasurer	None

Elizabeth M. Hafez	Assistant Vice President	None

Gregory C. Lashinsky	Assistant Vice President and Financial Operations Principal	None

Enrico Mossa	Assistant Vice President	None

James C. Pazareskis	Assistant Vice President	None

Caitlin Schirripa	Assistant Vice President	None

Denise Tedeschi	Assistant Vice President and Assistant Secretary	None

Francesca Divone	Secretary	None

Christine Medy	Assistant Secretary	None

Justin Francis	Assistant Treasurer	None

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(c)	Inapplicable.

Item 33.	Location of Accounts and Records

Books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

(a)	With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(i) and (ii); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant’s Custodian:

JPMorgan Chase Bank, N.A.

270 Park Avenue

New York, New York 10007

(b)

With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(iii) and (iv); (4); (5); (6); (8); (9); (10); (11) and 31a-1(f), the required books and records are currently maintained at the offices of the Registrant’s Adviser or Sub-Administrator:

AXA Equitable Funds Management Group, LLC 1290 Avenue of the Americas New York, NY 10104[1]	J.P. Morgan Chase Bank, N.A. 70 Fargo Street Boston, MA 02210

(c)	With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Adviser or Sub-Advisers:

AXA Equitable Funds Management Group, LLC 1290 Avenue of the Americas New York, NY 10104[1]
AXA Investment Managers, Inc. 100 West Putnam Avenue, 4th Floor Greenwich, CT 06830
Brandywine Global Investment Management, LLC 1735 Market Street, Suite 1800 Philadelphia, PA 19103
Loomis, Sayles & Company, L.P. One Financial Center Boston, MA 02111

[1]

AXA Equitable Funds Management Group, LLC may maintain certain books and records at the offices of its parent, AXA Equitable Life Insurance Company, at 525 Washington Blvd., Jersey City, NJ 07310 and at 780 Johnson Ferry Road, Suite 600, Atlanta, GA 30342 and at offsite storage facilities, including: (1) EDM Americas, 109 Lakeside Avenue, Delano, PA 18220, W.W. Scranton Office Park, 100 Ernie Preate Dr., Moosic, PA 18507, 199 South St., West Pittston, PA 18643 and 151-15 East Market St., Wilkes-Barre, PA 18701; (2) Iron Mountain, 6667 Deere Road, Syracuse, NY 13206-1724, 4500 Steelway Blvd., Liverpool, NY 13090-3514 and 220 Wavel St., Syracuse, NY 13206-1312.

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Item 34.	Management Services

Inapplicable.

Item 35.	Undertakings

Inapplicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 66 to its Registration Statement on Form N-1A (“Post-Effective Amendment”) meets all of the requirements for effectiveness under Rule 485(b) under the 1933 Act and that the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 28th day of April, 2020.

AXA PREMIER VIP TRUST

By:	/s/ Steven M. Joenk
Steven M. Joenk
Trustee, President and Chief Executive Officer

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Steven M. Joenk Steven M. Joenk	Trustee, President and Chief Executive Officer	April 28, 2020

/s/ Christopher P. A. Komisarjevsky* Christopher P.A. Komisarjevsky	Trustee	April 28, 2020

/s/ Gary S. Schpero* Gary S. Schpero	Trustee	April 28, 2020

/s/ Caroline L. Williams* Caroline L. Williams	Trustee	April 28, 2020

/s/ Donald E. Foley* Donald E. Foley	Trustee	April 28, 2020

/s/ H. Thomas McMeekin* H. Thomas McMeekin	Trustee	April 28, 2020

/s/ Thomas W. Brock* Thomas W. Brock	Trustee	April 28, 2020

/s/ Mark A. Barnard* Mark A. Barnard	Trustee	April 28, 2020

/s/ Gloria D. Reeg* Gloria D. Reeg	Trustee	April 28, 2020

/s/ Michael Clement* Michael Clement	Trustee	April 28, 2020

/s/ Kathleen Stephansen* Kathleen Stephansen	Trustee	April 28, 2020

/s/ Brian Walsh* Brian Walsh	Treasurer and Chief Financial Officer	April 28, 2020

* By:	/s/ Steven M. Joenk
Steven M. Joenk
(Attorney-in-Fact)